As filed with the Securities and Exchange Commission on August 8, 2003

                                                  File No. []

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

     Pre-Effective Amendment No.                              [ ]

     Post-Effective Amendment No.                             [ ]


                              TEMPLETON FUNDS, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (954) 527-7500
                  ---------------------------------------------
                  (Registrant's Area Code and Telephone Number)

                500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394
 ------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                           MURRAY L. SIMPSON, ESQUIRE
                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:
                             Bruce G. Leto, Esquire
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of common stock, par value $1.00 per share, of Templeton Foreign Fund. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on September 8, 2003, pursuant to Rule 488.





                                     PART A




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                           THE VICTORY PORTFOLIOS

                               INTERNATIONAL FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of International Fund, a series of The Victory Porfolios, scheduled for October 15, 2003 at 10:00 a.m., Eastern time. They discuss a proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you complete the proxy card, it tells us how you wish the individual named on your proxy to vote on important issues relating to your Fund. If you complete and sign the proxy card, we'll vote it exactly as you tell us. If you simply sign the proxy card, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL THE VICTORY PORTFOLIOS AT 1-800-539-FUND (800-539-3863).

                                TELEPHONE VOTING

For your convenience, you may be able to vote by telephone. If your account is eligible, a control number and separate instructions are enclosed.







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                             THE VICTORY PORTFOLIOS
                               INTERNATIONAL FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

Dear Shareholders:

         Enclosed is a Notice of Meeting for a Special Meeting of Shareholders (the "Meeting") of the International Fund, a series of The Victory Portfolios (the "Trust"). The Meeting is scheduled for October 15, 2003 at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m., Eastern time. The accompanying materials describe an important proposal that may affect the future of International Fund. We ask you to give this your prompt attention and vote via the enclosed proxy card.

                   PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

     This Meeting is very important. The Trustees unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of International Fund being exchanged for those of a fund called Templeton Foreign Fund ("Templeton Fund"), a series of Templeton Funds, Inc. (the "Company"). If the shareholders of International Fund approve the proposal, you will receive in exchange for your Class A or Class R shares, Class A or Class Cshares of Templeton Fund, respectively, equal in value to your investment in International Fund. You will no longer be a shareholder of International Fund, and you will instead be a shareholder of Templeton Fund. International Fund will no longer exist after the reorganization is completed.

     The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

     The Trustees recommend this transaction because the projected growth in assets of International Fund is not sufficient to provide competitive performance and high quality service to its shareholders over the long term. Templeton Fund has a significantly larger asset base than International Fund and has historically enjoyed lower annual expense ratios than International Fund. The greater asset size of Templeton Fund is expected to benefit the shareholders of International Fund through economies of scale that will result in International Fund shareholders immediately receiving the benefit of lower annual expense ratios. In addition, because of the larger size of Templeton Fund and a more stable base for asset management, shareholders may also benefit from further reductions in expenses in the future. Templeton Fund has also had a stronger, longer-term performance than International Fund. Templeton Global Advisors Limited ("Global Advisors") manages Templeton Fund. Victory Capital Management Inc. manages International Fund and, through a sub-advisory agreement, Templeton Investment Counsel, LLC ("Investment Counsel"), an
affiliate of Global Advisors, provides day-to-day investment management to International Fund. Templeton Fund has investment goals and investment policies that are very similar to those of International Fund.

     Please take the time to review this document and vote now. THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

     o To ensure that your vote is counted, indicate your position on the enclosed proxy card.

     o Sign and return your card promptly.

     o You may also vote by telephone.

     o If you determine at a later date that you wish to attend the Meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

                                                      Sincerely,



                                                      Kathleen A. Dennis
                                                      President






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                             THE VICTORY PORTFOLIOS
                               INTERNATIONAL FUND
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 15, 2003

To the Shareholders of the International Fund:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the International Fund, a series of The Victory Portfolios (the "Trust"), will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio, on October 15, 2003 at 10:00 a.m., Eastern time. The Meeting is being called for the following purposes:

         1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of International Fund, and Templeton Funds, Inc. (the "Company"), on behalf of Templeton Foreign Fund ("Templeton Fund"), that provides for: (i) the acquisition of substantially all of the assets of International Fund by Templeton Fund in exchange solely for Class A and Class C shares of Templeton Fund, (ii) the distribution of such shares to the holders of Class A and Class R shares, respectively, of International Fund, and (iii) the complete liquidation and dissolution of International Fund. Shareholders of International Fund will receive Class A or Class C shares of Templeton Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholders' Class A or Class R shares, respectively, in International Fund.

         2. To transact any other business, not currently contemplated, that may properly come before the Meeting.

         A copy of the Plan, which describes the transaction more completely, is attached as Exhibit A to the Prospectus/Proxy Statement.

     Shareholders of record as of the close of business on September 5, 2003 are entitled to notice of, and to vote at, the Meeting or any adjourned Meeting.

                                    By Order of the Board of Trustees,


                                    Cynthia Lee Lindsey
                                    Secretary


Columbus, Ohio
September 12, 2003

YOU ARE INVITED TO ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED, AND THE COSTS OF FURTHER SOLICITATIONS AVOIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO INTERNATIONAL FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.







                           PROSPECTUS/PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                                TABLE OF CONTENTS

                                                                        PAGE

COVER PAGE..........................................................    Cover

SUMMARY.............................................................        3
    What proposal will be voted on?.................................        3
    How will the shareholder voting be handled?.....................        3

COMPARISONS OF SOME IMPORTANT FEATURES..............................        4
    How do the investment goals, strategies and
      policies of the Funds compare?................................        4
    What are the risks of an investment in the Funds?...............        4
    Who manages the Funds?..........................................        5
    What are the fees and expenses of each of the
      Funds and what might they be after the Transaction?...........        7
    How do the performance records of the Funds compare?............       10
    Where can I find more financial information about the Funds?....       10
    What are other key features of the Funds?.......................       10

REASONS FOR THE TRANSACTION.........................................       12

INFORMATION ABOUT THE TRANSACTION...................................       13
    How will the Transaction be carried out?........................       13
    Who will pay the expenses of the Transaction?...................       14
    What are the tax consequences of the Transaction?...............       14
    What should I know about the shares of Templeton Fund?..........       14
    What are the capitalizations of the Funds and what might the
      capitalization be after the Transaction?......................       15

COMPARISON OF INVESTMENT GOALS, STRATEGIES AND POLICIES.............       16
    Are there any significant differences between the investment
      goals, strategies and policies of the Funds?..................       16
    How do the investment restrictions of the Funds differ?.........       17
    What are the risk factors associated with investments
       in the Funds?................................................       19

                                       i



         TABLE OF CONTENTS (CONTINUED)

                                                                        PAGE


INFORMATION ABOUT TEMPLETON FUND....................................       20

INFORMATION ABOUT INTERNATIONAL FUND................................       20

FURTHER INFORMATION ABOUT THE FUNDS.................................       21

VOTING INFORMATION..................................................       22
    How many votes are necessary to approve the Plan?...............       22
    How do I ensure my vote is accurately recorded?.................       23
    Can I revoke my proxy?..........................................       23
    What other matters will be voted upon at the Meeting?...........       23
    Who is entitled to vote?........................................       23
    What other solicitations will be made?..........................       23
    Are there dissenters' rights?...................................       23


PRINCIPAL HOLDERS OF SHARES.........................................       24

ADJOURNMENT.........................................................       25

GLOSSARY - USEFUL TERMS AND DEFINITIONS.............................       26

EXHIBITS TO PROSPECTUS/PROXY STATEMENT..............................       27

     EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
       THE VICTORY PORTFOLIOS, ON BEHALF OF VICTORY INTERNATIONAL
       FUND, AND TEMPLETON FUNDS, INC., ON BEHALF OF TEMPLETON
       FOREIGN FUND.................................................      A-1

     EXHIBIT B - COMPARISON OF TEMPLETON FUND'S CURRENT AND
       PROPOSED FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
       TO INTERNATIONAL FUND'S CORRESPONDING FUNDAMENTAL INVESTMENT
       POLICIES AND RESTRICTIONS....................................      B-1

     EXHIBIT C - PROSPECTUS OF TEMPLETON FOREIGN FUND - CLASS A AND
       CLASS R, DATED JANUARY 1, 2003 (ENCLOSED)

     EXHIBIT D - ANNUAL REPORT TO SHAREHOLDERS OF TEMPLETON FOREIGN
       FUND FOR THE FISCAL YEAR ENDED AUGUST 31, 2002 (ENCLOSED)

     EXHIBIT E - SEMIANNUAL REPORT TO SHAREHOLDERS OF TEMPLETON
       FOREIGN FUND FOR THE PERIOD ENDED FEBRUARY 28, 2003 (ENCLOSED)



                                       ii





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                           PROSPECTUS/PROXY STATEMENT
                            DATED SEPTEMBER [], 2003
                          ACQUISITION OF THE ASSETS OF
                               INTERNATIONAL FUND
                      (A SERIES OF THE VICTORY PORTFOLIOS)
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                          1800-539-FUND (800-539-3863)

                        BY AND IN EXCHANGE FOR SHARES OF
                             TEMPLETON FOREIGN FUND
                       (A SERIES OF TEMPLETON FUNDS, INC.)
                           500 EAST BROWARD BOULEVARD
                         FORT LAUDERDALE, FLORIDA 33394
                                 1-954-527-7500

        This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of the International Fund, which is a series of The Victory Portfolios (the "Trust"). At the Meeting, shareholders of the International Fund will be asked to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of International Fund vote to approve the Plan, substantially all of the assets of International Fund will be acquired by Templeton Foreign Fund ("Templeton Fund"), a series of Templeton Funds, Inc. (the "Company"), in exchange for shares of Templeton Foreign Fund - Class A ("Templeton Fund Class A shares") and Templeton Foreign Fund - Class C ("Templeton Fund Class C shares").

         The Meeting will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio on October 15, 2003 at 10:00 a.m., Eastern time. The Board of Trustees of the Trust, on behalf of International Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about September 12, 2003.

         If International Fund shareholders vote to approve the Plan, you will receive Templeton Fund Class A shares of equivalent aggregate net asset value ("NAV") to your investment in Class A shares of International Fund ("International Fund Class A shares") and Templeton Fund Class C shares of equivalent aggregate NAV to your investment in Class R shares of International Fund ("International Fund Class R shares"). International Fund will then be liquidated and dissolved.

         The investment goals of International Fund and Templeton Fund are substantially similar. Templeton Fund's investment goal is long-term capital growth. International Fund's investment goal is capital growth consistent with reasonable investment risk. Templeton Investment Counsel, LLC ("Investment Counsel") serves as sub-adviser to International Fund and provides investment management services to International Fund. Templeton Global Advisors Limited ("Global Advisors") serves as investment adviser to Templeton Fund.

         This Prospectus/Proxy Statement gives the information about the proposed reorganization and Templeton Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Templeton Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents:

o The applicable Prospectus of Templeton Fund - Class A and Class C dated January 1, 2003 (the "Templeton Fund Prospectus"), is enclosed with and considered a part of this Prospectus/Proxy Statement.

o The Annual Report to Shareholders of Templeton Fund for the fiscal year ended August 31, 2002, which contains financial and performance information for Templeton Fund, is enclosed with and considered a part of this Prospectus/Proxy Statement.

o The Semiannual Report to Shareholders of Templeton Fund for the period ended February 28, 2003, which contains financial and performance information for Templeton Fund, is enclosed with and considered a part of this Prospectus/Proxy Statement.

o A Statement of Additional Information ("SAI") dated September [], 2003 relating to this Prospectus/Proxy Statement has been filed with the SEC and is considered a part this Prospectus/Proxy Statement.

         You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Templeton Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.





                                     SUMMARY

         This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A), the Templeton Fund Prospectus (enclosed as Exhibit C), the Annual Report to Shareholders of Templeton Fund (enclosed as Exhibit D) and the Semiannual Report to Shareholders of Templeton Fund (enclosed as Exhibit E).

WHAT PROPOSAL WILL BE VOTED ON?

         At meetings held on May 21, 2003, and August 5, 2003, the Board of Trustees of the Trust, on behalf of International Fund, considered a proposal to merge International Fund into Templeton Fund, approved the Plan and voted to recommend that shareholders of International Fund vote to approve the Plan. If shareholders of International Fund vote to approve the Plan, it will result in the transfer of substantially all of International Fund's assets to Templeton Fund, in exchange for Class A and Class C shares of Templeton Fund of equivalent aggregate NAV. Your Class A or Class R shares of International Fund will be exchanged for Class A or Class C shares, respectively, of Templeton Fund of equivalent aggregate NAV. This means that, although the total value of your investment will be the same immediately before and after the exchange, the number of Templeton Fund shares that you receive will likely be different than the number of International Fund shares that you surrender. After the shares of Templeton Fund are distributed to International Fund shareholders, International Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of International Fund and will become a shareholder of Templeton Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place. The closing date of the Transaction is expected to occur on or about October 24, 2003.

         Investment Counsel manages International Fund pursuant to a sub-advisory agreement between Victory Capital Management Inc., International Fund's investment adviser, and Investment Counsel. Global Advisors manages Templeton Fund and will continue to be the investment adviser upon completion of the Transaction. While the investment goals of International Fund and Templeton Fund are substantively the same, Templeton Fund has policies that are similar, but not identical, to those of International Fund. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of the Trust, on behalf of International Fund, has determined that the Transaction is in the best interests of International Fund and its shareholders. The Board of Trustees of the Trust and the Board of Directors of the Company also concluded that no dilution in value would result to the shareholders of International Fund or Templeton Fund, respectively, as a result of the Transaction.

         It is expected that International Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Templeton Fund shares. You should, however, consult your tax adviser regarding the effect, if any, of the Transaction, in light of your individual circumstances. You should also consult your tax adviser about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information About the Transaction-WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?"

                 THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS
                  RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.


HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

         Shareholders who own shares at the close of business on September 5, 2003 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. Approval of the Transaction requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of International Fund, or (ii) 67% or more of the outstanding shares of International Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of International Fund are present or represented by proxy ("Affirmative Majority Vote"). Georgeson Shareholder Communications has been retained by Distributors to collect and tabulate shareholder votes.

         Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone. If you vote by either of these methods, the persons appointed as proxies will officially cast your votes at the Meeting.

         You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

                     COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS COMPARE?

         Although worded slightly differently, the investment goal of each Fund is substantively the same. International Fund's investment goal is capital growth consistent with reasonable investment risks and Templeton Fund's investment goal is long-term capital growth. In addition, both International Fund and Templeton Fund (together referred to as the "Funds") focus their investments on equity securities, particularly common stocks, of companies located outside the United States.

         There are, however, several important differences in the Funds' investment policies. Templeton Fund has the ability to invest up to 100% of its total assets in emerging markets while International Fund limits emerging market exposure to 20% of its net assets. In addition, International Fund can invest up to 35% of its total assets in investment grade debt securities while Templeton Fund may invest up to 25% of its total assets in fixed income securities, including lower-rated debt securities (rated Caa or better by Moody's Investors Service ("Moody's") or CCC or better by Standard & Poor's Ratings Group(R) ("S&P")). Templeton Fund may also invest up to 15% of its total assets in securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% in securities with a limited trading market, while International Fund may invest up to 15% of its net assets in illiquid securities.

         Notwithstanding these differences in investment policies, each Fund has invested primarily in equity securities, specifically common stocks, although Templeton Fund has, from time to time, invested a relatively small portion of its assets in bonds.

         For more information about the investment goals, strategies and policies of International Fund and Templeton Fund, please see the section "Comparison of Investment Goals, Strategies and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

         Investments in International Fund and Templeton Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goal.

         The risks associated with an investment in each Fund are generally similar with respect to the type of portfolio securities held by each Fund. These risks include those associated with equity securities, foreign investing (including currency risks) and debt securities. To the extent that a Fund invests more of its assets in a particular type of security (E.G., debt securities) than the other Fund, such Fund is more exposed to the risks associated with that type of security. Similarly, although neither Fund concentrates its investments within particular sectors (such as technology or banking), to the extent a Fund focuses on a particular sector, it will be exposed to greater risk of loss due to factors affecting that sector.

         Both Funds are subject to the risks posed by investing primarily in the equity securities of foreign companies. However, Templeton Fund may present additional risks related to its ability to invest a greater percentage of its assets in emerging markets companies, because the Fund could be subject to heightened risks due to a lack of established legal, political, business and social frameworks to support emerging securities markets. Some of the additional significant risks include:

          o Political and social uncertainty (for example, regional conflicts and risk of war)

          o Currency exchange rate volatility

          o Pervasiveness of corruption and crime

          o Delays in settling portfolio transactions

          o Risk of loss arising out of systems of share registration and custody

          o Markets that are comparatively smaller and less liquid than developed markets. Short-term volatility in these markets and declines of more than 50% are not unusual. Markets which are generally considered to be liquid may become illiquid for short or extended periods.

          o Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.

          o Currency and capital controls

          o Inflation, deflation or currency devaluation

          o Greater sensitivity to interest rate changes

ALL OF THESE FACTORS MAKE PRICES OF SECURITIES OF EMERGING MARKET COMPANIES GENERALLY MORE VOLATILE THAN EQUITY SECURITIES OF COMPANIES IN DEVELOPED MARKETS, AND INCREASE THE RISK OF LOSS TO THE FUND.

         Although it has not generally done so in the past, Templeton Fund may invest up to 5% of its total assets in lower rated debt securities. Although they may offer higher yields than do higher rated securities, lower rated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. Bonds rated Caa by Moody's or CCC by S&P are of poor standing. These securities may be in default or there may be a greater rate of non-payment of principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals, Strategies and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of the Trust (in the case of International Fund) and the Board of Directors of the Company (in the case of Templeton Fund). Each Fund is a series of an open-end, registered management investment company, commonly referred to as a "mutual fund." The Trust was organized as a Delaware statutory trust on December 6, 1995 and is registered with the SEC. The Trust is the successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986.

     The Company was organized as a Maryland corporation on August 15, 1977 and is also registered with the SEC. The Board of Directors of the Company intends to recommend to shareholders of the Companythe approval of the reorganization of the Company from Maryland corporation into a Delaware statutory trust (the "DST Reorganization"). The DST Reorganization, if approved by shareholders of the Company, would not be effective until after completion of the Transaction and is not expected to result in any material changes in the management of the Company or Templeton Fund. International Fund shareholders are not being asked to vote upon the DST Reorganization.

      Victory Capital Management Inc. is the investment adviser to International Fund and, pursuant to an agreement, Investment Counsel is the investment sub-adviser of International Fund. Global Advisors manages the assets for Templeton Fund.

      Victory Capital Management Inc. is a wholly owned subsidiary of KeyCorp. KeyCorp is a financial services holding company headquartered in Cleveland, Ohio. As of March 31, 2003, KeyCorp had an asset base of approximately $86 billion, with banking offices in 13 states and investment offices in 14 states.

      Both Investment Counsel and Global Advisors are indirect, wholly owned subsidiaries of Franklin Resources, Inc. ("Resources"). Resources is a publicly owned global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. Together, Investment Counsel, Global Advisors and their respective affiliates serve as investment manager or administrator to 51 registered investment companies, with approximately 149 U.S.-based funds or series. Resources has more than $287 billion in assets under management as of June 30, 2003. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.


Templeton Fund's lead portfolio manager is:

JEFFREY A. EVERETT CFA, DIRECTOR AND PRESIDENT OF GLOBAL ADVISORS Mr. Everett has been a manager of Templeton Fund since 1993. He joined Franklin Templeton Investments in 1989.

The following individuals have secondary portfolio management responsibilities for Templeton Fund:

MURDO MURCHISON CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS Mr. Murchison has been a manager of Templeton Fund since 2001. He joined Franklin Templeton Investments in 1993.

LISA F. MYERS CFA, PORTFOLIO MANAGER OF GLOBAL ADVISORS Ms. Myers has been a manager of Templeton Fund since 2002. She joined Franklin Templeton Investments in 1996. Previously, she was an attorney with Willke, Farr & Gallagher.

International Fund's portfolio managers are:

PETER A. NORI, CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL Mr. Nori has been the portfolio manager of International Fund since July 2002. He joined Franklin Templeton Investments in 1987.

LESLIE Z. GLOBITS, PORTFOLIO MANAGER AND DIRECTOR OF VICTORY CAPITAL MANAGEMENT INC.
Mr. Globits is primarily responsible for the management of International
Fund, including the monitoring of Investment Counsel's activities as sub-adviser. He joined KeyCorp in 1987.

      Templeton Fund has a management agreement with Global Advisors under which Global Advisors receives a management fee based on the schedule below:

----------------------------------------------------------------
ANNUAL RATE      NET ASSETS
----------------------------------------------------------------
0.75%            First $200 million
0.675%           Over $200 million - $1.3 billion
0.60%            Over $1.3 billion
----------------------------------------------------------------

      For the fiscal year ended August 31, 2002, Templeton Fund paid Global Advisors $60,112,623, or 0.61% of Templeton Fund's average daily net assets.

      International Fund has a management agreement with Victory Capital Management Inc. under which Victory Capital Management Inc. receives a management fee based on the schedule below:

----------------------------------------------------------------
ANNUAL RATE      NET ASSETS
----------------------------------------------------------------
1.10%            All assets
----------------------------------------------------------------

     For the fiscal year ended October 31, 2002, International Fund paid Victory Capital Management Inc. (after fee waivers) $730,749, or 0.92% of International Fund's average daily net assets.

     Investment Counsel has a sub-advisory agreement with Victory Capital Management Inc. under which Victory Capital Management Inc. pays over a portion of its management fee to Investment Counsel in compensation for advisory services provided by Investment Counsel to International Fund.

      The Company pays a separate administration fee to Franklin Templeton Services, LLC equal to:

----------------------------------------------------------------
ANNUAL RATE      NET ASSETS
----------------------------------------------------------------
0.15%            First $200 million
0.135%           Over $200 - $700 million
0.10%            Over $700 million - $1.2 billion
0.075%           Over $1.2 billion
----------------------------------------------------------------

      For the fiscal year ended August 31, 2002, Templeton Fund paid an administrative fee of $7,705,835, or 0.08% of Templeton Fund's average daily net assets. Each class of Templeton Fund pays its proportionate share of the fund administration fee.

     The Trust pays a separate administration fee, as calculated below, to BISYS Fund Services, Inc. equal to its proportionate share of net assets in the Victory Fund complex, which is comprised of the Trust and The Victory Variable Insurance Funds:

----------------------------------------------------------------
ANNUAL RATE      NET ASSETS
----------------------------------------------------------------
0.14%            First $8 billion
0.10%            Over $8 billion - $ 25 billion
0.08%            Over $25 billion
----------------------------------------------------------------

     For the fiscal year ended October 31, 2002, International Fund paid BISYS Fund Services an administrative fee of $105,899, or 0.13% of International Fund's average daily net assets. Each class of International Fund pays its proportionate share of the fund administration fee payable by the Trust.

     Victory Capital Management Inc. serves as sub-administrator to the Trust pursuant to a Sub-Administration Agreement. As sub-administrator, for services provided under the Sub-Administration Agreement, BISYS Fund Services pays Victory Capital Management Inc. a fee calculated at an annual rate of up to 0.03% of the Trust's net assets.

WHAT ARE THE FEES AND EXPENSES OF EACH OF THE FUNDS AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

     The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The tables also show the estimated fees and expenses for Templeton Fund after the Transaction. The purpose of the tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as a shareholder of Templeton Fund.


                         FEE TABLE FOR CLASS A SHARES OF
                      INTERNATIONAL FUND AND TEMPLETON FUND

                                                           ACTUAL/+/              PROJECTED/++/
                                          ----------------------------------------------------------
                                                                                 TEMPLETON FUND -
                                            INTERNATIONAL        TEMPLETON       CLASS A  AFTER
                                            FUND - CLASS A     FUND - CLASS A     TRANSACTION
                                          ----------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES/*/
 Maximum Sales Charge                          5.75%               5.75%             5.75%
 (as a percentage of Offering Price)
   Paid at time of purchase                    5.75%               5.75%             5.75%
   Paid at time of redemption                  None/1/             None/2/           None/2/
 Redemption Fee/3/                             None                2.00%             2.00%

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                               1.10%               0.61%             0.61%
 Distribution and service (12b-1) Fees         0.00%               0.25%             0.25%
 Other Expenses                                1.16%/4/            0.37%/5/          0.37%/5/
                                          ----------------------------------------------------------
Total Annual Fund Operating Expenses           2.26%               1.23%             1.23%
                                          ==========================================================



+ Information for International Fund is provided for the fiscal year ended October 31, 2002. Information for Templeton Fund is provided for the fiscal year ended August 31, 2002.

++Projected expenses based on current and anticipated Templeton Fund expenses.

* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

1. A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge.

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more and purchases by certain retirement plans without a sales charge.

3. This fee is only for Market Timers, as described in the Templeton Fund's prospectus.

4. Includes a shareholder servicing fee of 0.25% applicable to Class A shares.

5. The "Other Expenses" information has been restated to reflect current fees and expenses.

EXAMPLE

         This example can help you compare the cost of investing in International Fund Class A shares with the cost of investing in Templeton Fund Class A shares, both before and after the Transaction. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR     3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES AT THE
END OF THE PERIOD:
International Fund - Class A          $791/1/    $1,241     $1,715    $3,021
Templeton Fund - Class A              $693/1/    $943       $1,212    $1,978
Projected Templeton Fund - Class A
(after Transaction)                   $693/1/    $943       $1,212    $1,978


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

                         FEE TABLE FOR CLASS C SHARES OF
                      INTERNATIONAL FUND AND TEMPLETON FUND

                                            ACTUAL/+/              PROJECTED/++/
                                          ----------------------------------------------------------
                                                                                 TEMPLETON FUND -
                                            INTERNATIONAL        TEMPLETON       CLASS C  AFTER
                                            FUND - CLASS R     FUND - CLASS C     TRANSACTION
                                          ----------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES/*/
 Maximum Sales Charge                          None               1.99%             1.99%
 (as a percentage of Offering Price)
   Paid at time of purchase                    None               1.00%             None
   Paid at time of redemption                  None               0.99%/1/          0.99%/1/
 Redemption Fee/2/                             None               2.00%             2.00%

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                               1.10%              0.61%             0.61%
 Distribution and service (12b-1) Fees         0.50%              1.00%             1.00%
 Other Expenses                                1.34%              0.37%/3/          0.37%/3/
                                          ----------------------------------------------------------
Total Annual Fund Operating Expenses           2.94%              1.98%             1.98%
                                          ==========================================================

---------------------------------

+ Information for International Fund is provided for the fiscal year ended
  October 31, 2002. Information for Templeton Fund is provided for the fiscal year ended August 31, 2002.

++ Projected expenses based on current and anticipated Templeton Fund expenses.

* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

1. This contingent deferred sales charge will be waived for Templeton Fund Class C shares received in connection with the Transaction.

2. This fee is only for Market Timers, as described in the Templeton Fund's prospectus.

3. The "Other Expenses" information has been restated to reflect current fees and expenses.

EXAMPLE

         This example can help you compare the cost of investing in International Fund Class R shares with the cost of investing in Templeton Fund Class C shares, both before and after the Transaction. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year; and

o The Fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES AT THE
END OF THE PERIOD:
International Fund -Class R            $297       $910      $1,548     $3,261
Templeton Fund -Class C                $398       $715      $1,157     $2,383
Projected Templeton Fund -Class C
(after Transaction)                    $398       $715      $1,157     $2,383

IF YOU DO NOT SELL YOUR SHARES:
International Fund -Class R            $297       $910      $1,548     $3,261
Templeton Fund -Class C                $299       $715      $1,157     $2,383
Projected Templeton Fund -Class C
(after Transaction)                    $299       $715      $1,157     $2,383


HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

The performance of the Funds as of March 31, 2003, is shown below:

     AVERAGE ANNUAL TOTAL RETURNS


                                 Inception                                       Since
                                   Date       1 Year     5 Years     10 Years   Inception
                                -----------------------------------------------------------
International Fund - Class A     5/18/90       (31.14%)  (11.20%)      (0.43%)  (0.05%)
Templeton Fund - Class A         10/5/82       (25.35%)    3.69%        5.00%   11.46%

International Fund - Class R     3/26/99       (27.31%)   N/A          N/A      (12.57%)
Templeton Fund - Class C          5/1/95       (22.94%)  (3.46%)       N/A        2.60%


WHERE CAN I FIND MORE FINANCIAL AND PERFORMANCE INFORMATION ABOUT THE FUNDS?

     The Templeton Fund Prospectus (enclosed as Exhibit C), as well as the current Annual Report to Shareholders (enclosed as Exhibit D) and the Semiannual Report to Shareholders (enclosed as Exhibit E), contain additional financial information about Templeton Fund, including Templeton Fund's financial performance for the past five years, under the heading "Financial Highlights." Additional performance information as of the most recent calendar year end, including after tax return information, is contained in the Templeton Fund Prospectus under the heading "Performance." The Annual Report and semiannual Report to Shareholders of Templeton Fund also have discussions of Templeton Fund's performance during the fiscal year ended August 31, 2002 and the six month period ended February 28, 2003, respectively.

     The International Fund prospectus, as well as the Annual Report to Shareholders for International Fund, contain more financial information about International Fund, including International Fund's financial performance for the past five years, under the heading "Financial Highlights." Additional performance information as of the most recent calendar year end, including after tax return information, is contained in the International Fund prospectus under the heading "Investment Performance." These documents are available free of charge upon request (see the section "Information About International Fund").

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

     The Funds use the following service providers for other services:

     CUSTODY SERVICES. The custodian for International Fund's securities and other assets is KeyBank National Association, 127 Public Square, Cleveland, OH 44114. JPMorgan Chase Bank, MetroTech Center, Brooklyn, NY 11245, acts as the custodian of the securities and other assets of Templeton Fund.

     TRANSFER AGENCY SERVICES. BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent for shares of International Fund. Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, MA 02171, serves as the dividend disbursing agent and shareholder servicing agent for International Fund pursuant to a Sub-Transfer Agency and Service Agreement. Investor Services, an indirect wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for Templeton Fund.

     ADMINISTRATIVE SERVICES. BISYS Fund Services, Inc. serves as the administrator for the International Fund. Victory Capital Management Inc. serves as sub-administrator to International Fund pursuant to a sub-administration agreement. As sub-administrator, Victory Capital Management Inc. assists BISYS Fund Services, the administrator, in all aspects of the operations of International Fund, except those that Victory Capital Management Inc. performs under the Advisory Agreement for International Fund. FT Services, an indirect wholly owned subsidiary of Resources, provides certain administrative facilities and services to Templeton Fund.

     DISTRIBUTION SERVICES. BISYS Fund Services Limited Partnership serves as the principal underwriter in the continuous public offering of International Fund's shares. Distributors acts as the principal underwriter in the continuous public offering of Templeton Fund's shares.

     DISTRIBUTION AND SERVICE (12B-1) FEES. Class A and Class C shares of Templeton Fund and Class R shares of International Fund have a separate distribution or "Rule 12b-1" plan. Under each plan, the Fund may pay its principal underwriter or others for the expenses of activities that are primarily intended to sell shares of that class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, the principal underwriter or its affiliates; a prorated portion of the principal underwriter's overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements. It is expected that the distribution and service (12b-1) fees charged to the Templeton Fund Class A and Class C shaers issued to International Fund shareholders as part of the Transaction (and to any such shares subsequently purchased by such shareholders) will be paid to McDonald & Company Securities, Inc., a broker-dealer affiliated with KeyCorp and Victory Capital Management Inc. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

     Templeton Fund's Class A plan may pay up to 0.25% per year of the average daily net assets of Templeton Fund Class A shares. Templeton Fund's Class C plan may pay up to 1% per year of the average daily net assets of Templeton Fund's Class C shares and International Fund's Class R plan may pay up to 0.50% per year of International Fund Class R shares average daily net assets. For more information regarding Templeton Fund's Rule 12b-1 plans, please see "The Underwriter - Distribution and Service (12b-1) fees" in its current SAI dated January 1, 2003.

     SHAREHOLDER SERVICING FEES. Class A shares of International Fund have a separate shareholder servicing plan. Under the plan, International Fund may pay for the expenses of administrative support services to customers who may from time to time beneficially own shares. The services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to the principal underwriter or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to International Fund as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as may be reasonably requested to the extent permitted under applicable statutes, rules or regulations.

     PURCHASES AND REDEMPTIONS. The maximum front-end sales charge imposed on purchases of Class A shares of Templeton Fund and International Fund is 5.75% with reduced charges for purchases of $50,000 or more and no front-end sales charges for purchases of $1 million or more. Class R shares of International Fund do not impose sales charges, but restrict purchases to certain qualified investors. Templeton Fund Class C shares are sold with a front-end sales charge of 1% and are subject to a 1% CDSC if you sell the shares within 18 months of their purchase. This CDSC will be waived for Templeton Fund Class C shares received in the Transaction.

     Shares of each Fund may be redeemed at their respective NAV per share. However, redemptions of Class A shares that were purchased without an initial sales charge generally are subject to a 1% Contingent Deferred Sales Charge ("CDSC") if you sell the shares within a certain period of time following their purchase. Additional information and specific instructions explaining how to buy, sell, and exchange shares of Templeton Fund are outlined in the Templeton Fund Prospectus under the heading "Your Account." The accompanying Templeton
Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions."

     International Fund generally requires a minimum initial investment of $500, with additional investments of at least $25. Templeton Fund generally requires a minimum initial investment of $1,000 and subsequent investments of at least $50. You may sell (redeem) your shares at any time. Shares of each Fund also may be exchanged for shares of other funds within the applicable family of funds (The Victory Portfolios or the Franklin Templeton Funds, respectively), subject to certain limitations, as provided in the prospectus. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

     Class R shares of Templeton Fund and International Fund do not impose sales charges, but restrict purchases to certain qualified investors. Class R shares of Templeton Fund and International Fund may be redeemed at NAV.

     DIVIDENDS AND DISTRIBUTIONS. International Fund ordinarily declares and pays dividends quarterly on its net investment income, if any. Templeton Fund pays a dividend at least annually representing substantially all of its net investment income. Both Funds intend to distribute capital gains, if any, annually. The amount of these distributions will vary and there is no guarantee the Funds will pay dividends.

     The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in the Funds, see International Fund's prospectus under the heading "Dividends, Distributions, and Taxes" and Templeton Fund's prospectus under the heading "Distributions and Taxes."

                           REASONS FOR THE TRANSACTION

     The Board of Trustees of the Trust (the "Trust's Board"), on behalf of International Fund, has recommended that International Fund shareholders approve the Transaction in order to combine International Fund with a larger fund that has similar goals and investment policies.

     Meetings of the Trust's Board were held on May 21, 2003 and August 5, 2003 to consider the proposed Transaction. The Trustees who are not interested persons of International Fund (the "Independent Trustees") held a separate meeting to consider this matter. The Independent Trustees and the Trust's Board have been advised on this matter by independent counsel to the Trust.

     The Trust's Board requested and received from Global Advisors written materials containing relevant information about Templeton Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data.

     The Trust's Board considered the potential benefits and costs of the Transaction to International Fund shareholders. The Trust's Board reviewed detailed information about: (1) the investment objectives and policies of Templeton Fund; (2) the portfolio management of Templeton Fund; (3) the financial and organizational strength of Global Advisors; (4) the comparability of the investment goals, policies, restrictions and investments of International Fund with those of Templeton Fund; (5) the comparative short-term and long-term investment performance of Templeton Fund and International Fund; (6) the current expense ratios of Templeton Fund and International Fund; (7) the agreement by Distributors to pay the expenses related to the Transaction; (8) the tax consequences of the Transaction to International Fund and its shareholders; and
(9) the general characteristics of investors in International Fund.

     The Trust's Board also considered that: (a) the investment advisory fee for Templeton Fund was significantly lower than such fee for International Fund; (b) the relatively small asset size of International Fund had prevented it from realizing significant economies of scale in reducing its expense ratio (absent waivers of fees and assumption of expenses by Victory Capital Management Inc.); and (c) based on International Fund's historical asset growth and projected sales activity, its assets were unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale.

     Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Trust's Board, including all of the Independent Trustees, concluded that the Transaction is in the best interests of the shareholders of International Fund and that no dilution of value would result to the shareholders of International Fund from the Transaction. The Trust's Board approved the Plan on August 5, 2003 and recommended that shareholders of International Fund vote to approve the Transaction.

     The Board of Directors of the Company, on behalf of Templeton Fund, also concluded that the Transaction is in the best interests of Templeton Fund and its shareholders and that no dilution of value would result to the shareholders of Templeton Fund from the Transaction.

         FOR THE REASONS DISCUSSED ABOVE, THE TRUST'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

                        INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan, which is attached as Exhibit A, for complete information about the Transaction.

HOW WILL THE TRANSACTION BE CARRIED OUT?

     If the shareholders of International Fund approve the Plan, the Transaction will take place after various conditions are satisfied, including the preparation of certain documents. The Trust and the Company will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of International Fund do not approve the Plan, the Transaction will not take place.

     Until the close of business on the day of the Meeting, you may continue to add to your existing account, subject to your applicable minimum additional investment amount, or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of International Fund approve the Plan at the Meeting, shares of International Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

     If the shareholders of International Fund approve the Plan, International Fund will transfer substantially all of its assets to Templeton Fund on the closing date, which is scheduled for October 24, 2003, but which may occur on a later date as the Trust and the Company may agree. In exchange, the Company will issue shares of Templeton Fund that have an aggregate NAV equal to the dollar value of the assets delivered to Templeton Fund. The Trust will distribute the Templeton Fund shares it receives to the shareholders of International Fund. Each shareholder of International Fund will receive a number of Templeton Fund shares with an aggregate NAV equal to the aggregate NAV of his or her shares of International Fund. The stock transfer books of International Fund will be permanently closed as of 4:00 p.m., Eastern time, on the closing date. International Fund will only accept requests for redemptions received in proper form before 4:00 p.m., Eastern time, on the closing date. Requests received after that time will be considered requests to redeem shares of Templeton Fund. As soon as is reasonably practicable after the transfer of its assets, International Fund will pay or make provision for payment of all its liabilities. International Fund will then terminate its existence as a separate series of the Trust.

     To the extent permitted by law, the Trust and the Company may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan that would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     Each of the Trust and the Company has made representations and warranties in the Plan that are customary in matters such as the Transaction. The obligations of the Trust and the Company under the Plan with respect to International Fund or Templeton Fund are, respectively, subject to various conditions, including:

      o the Company's Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

      o the shareholders of International Fund shall have approved the Transaction; and

      o the Trust and the Company shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for International Fund, Templeton Fund or their shareholders.

     If the Trust and the Company agree, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of International Fund.

     Following the closing date, until outstanding certificates for shares of International Fund are surrendered, certificates for shares of International Fund shall be deemed, for all Templeton Fund purposes, to evidence ownership of the appropriate number of Templeton Fund shares into which the shares of International Fund have been converted.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

     The expenses resulting from the Transaction, including the costs of the proxy solicitation, will be paid by Distributors, as the principal underwriter for shares of Templeton Fund.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

     The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to Templeton Fund, that shareholders of International Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of International Fund for shares of Templeton Fund and that neither Templeton Fund nor its shareholders will recognize any gain or loss upon Templeton Fund's receipt of the assets of International Fund. In addition, the holding period and aggregate tax basis for the Class A or Class C shares that are received by a International Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of International Fund previously held by such shareholder.

     After the Transaction, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF TEMPLETON FUND?

     Class A and Class C shares of Templeton Fund will be distributed to Class A and Class R shareholders of International Fund, respectively, and generally will have the same legal characteristics as the shares of International Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Templeton Fund issues other classes of shares which have different (and in some cases lower) expenses than the Templeton Fund Class A and Class C shares and International Fund shareholders may be eligible to purchase such shares. Templeton Fund is a series of the Company, and International Fund is a series of the Trust. The Trust is organized as a Delaware statutory trust. The Company is organized as a Maryland corporation. Former shareholders of International Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Templeton Fund until International Fund certificates have been returned.

     In addition, management of the Company intends to submit to the Board of Directors of the Company a proposal to reorganize the Company from a Maryland corporation into a Delaware statutory trust (the "Delaware Statutory Trust"). If the Board of Directors and current Company shareholders approve the DST Reorganization, the assets and liabilities of Templeton Fund will be transferred to a separate series of the Delaware Statutory Trust to be called Templeton Foreign Fund (the "New Templeton Fund"), and shareholders of Templeton Fund, on the day the DST Reorganization takes place, will receive shares of the New Templeton Fund in exchange for their shares of Templeton Fund. International Fund shareholders are not being asked to vote on the DST Reorganization. The Delaware Statutory Trust will continue to operate in substantially the same manner as the Company has operated as a Maryland corporation. The DST
Reorganization is not expected to take place, however, until after the anticipated closing date of the Transaction. Therefore, if International Fund shareholders approve the Transaction, International Fund shareholders will receive Class A and Class C shares of Templeton Fund, as appropriate, on the closing date. And, if current shareholders of the Company approve the DST Reorganization, then former International Fund shareholders who hold Class A or Class C shares of Templeton Fund on the effective date of the DST Reorganization will receive Class A or Class C shares, respectively, of the New Templeton Fund of equal value to, and in exchange for, the Class A and Class C shares of Templeton Fund and will become shareholders of the Delaware Statutory Trust.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

     The following table sets forth, as of March 31, 2003, the capitalization of International Fund and Templeton Fund. The table also shows the projected capitalization of Templeton Fund as adjusted to give effect to the proposed Transaction. The capitalization of Templeton Fund and its classes is likely to be different when the Transaction is consummated.

                                                                                        TEMPLETON
                                                                                         FUND -
                                                                                        PROJECTED
                                            INTERNATIONAL        TEMPLETON               AFTER
                                               FUND                 FUND                TRANSACTION
                                             (UNAUDITED)         (UNAUDITED)            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Net assets (all classes)/* (thousands)             $43,538               $8,634,642            $8,678,180

Total shares outstanding (all classes)/*     6,862,761.281        1,146,413,495.558     1,152,203,618.655

Class A net assets (thousands)                     $32,392               $7,539,656            $7,572,048

Class A shares outstanding                   5,088,198.101          999,939,846.218     1,004,235,867.438

Class A net asset value per share                    $6.37                    $7.54                 $7.54

Class R net assets (thousands)                     $11,146                 $684,652              $695,798

Class R shares outstanding                   1,774,563.130           91,806,788.569        93,300,890.446

Class R net asset value per share                    $6.28                    $7.46                 $7.46


*International Fund only offers Class A and Class R shares. Templeton Fund has five classes of shares: Class A, Class B, Class C, Class R and Advisor Class.

             COMPARISON OF INVESTMENT GOALS, STRATEGIES AND POLICIES

     This section describes and compares the key differences between the investment goals, strategies and principal policies of the Funds. The investment goal, certain investment policies and most of the investment restrictions of each Fund are fundamental, which means that they cannot be changed without the Affirmative Majority Vote of that Fund's outstanding voting securities. Unless otherwise noted, the investment policies of each Fund are non-fundamental and may be changed without shareholder approval. For a complete description of Templeton Fund's investment policies and risks, you should read the Templeton Fund Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit C, and the SAI relating to this Prospectus/Proxy Statement, which is incorporated by reference into this Prospectus/Proxy Statement and is available upon request.


     In addition, the Board of Directors of the Company intends to submit to shareholders of Templeton Fund a proposal to amend or eliminate certain of Templeton Fund's fundamental investment policies and restrictions. Fund's Board of Directors has recommended that shareholders approve these changes principally because these fundamental investment policies and restrictions are more restrictive than is required under the federal securities laws and their amendment or elimination would provide Templeton Fund with greater investment flexibility in pursuing its investment goal.

     Therefore, the Board of Directors approve those changes, the Board of Directors will recommend that shareholders of Templeton Fund approve (at a separate meeting) the amendments to, or elimination of, these current investment policies and restrictions. Shareholders of International Fund are not being asked to vote on the amendment or elimination of Templeton Fund's fundamental investment restrictions.

     Although the proposed changes in fundamental investment policies and restrictions will provide Templeton Fund greater flexibility to respond to possible future investment opportunities, the Board of Directors of the Company has been advised that Global Advisors does not anticipate that the changes, individually or in the aggregate, will materially impact the way Templeton Fund is currently managed on a day-to-day basis. However, Templeton Fund may take advantage of changes to its investment policies and restrictions at any time in the future.

     Templeton Fund's current fundamental investment policies and restrictions, together with the proposed changes to the policies and restrictions and
International Fund's corresponding fundamental investment policies and restrictions, are set forth in greater detail in Exhibit B, which is entitled "Comparison of Templeton Fund's Current and Proposed Fundamental Investment Policies and Restrictions to International Fund's Corresponding Fundament Investment Policies and Restrictions." It is contemplated that the Transaction will proceed whether or not Templeton Fund's shareholders approve each of the proposed amendments to, or the elimination of, Templeton Fund's fundament investment policies and restrictions.


ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS?

     Although worded slightly differently, the investment goal of each Fund is substantively the same. International Fund's investment goal is capital growth consistent with reasonable investment risk, and Templeton Fund's investment goal is long-term capital growth. In addition, each Fund focuses its investments on equity securities of companies located outside the United States. There are, however, several important differences between the investment strategies of each Fund.

     Templeton Fund has the ability to invest up to 100% of total assets in emerging markets while International Fund limits emerging market exposure to 20% of its net assets. As described below, the risks associated with investments in emerging markets are generally greater than investments in developed foreign markets. As of July 31, 2003, Templeton Fund had invested approximately [____]% of its total assets in emerging markets.

     Moreover, International Fund can invest up to 35% of its total assets in investment grade debt securities while Templeton Fund may invest up to 25% of its total assets in fixed income securities, including lower-rated debt securities (rated Caa or better by Moody's or CCC or better by S&P). Notwithstanding the ability of Templeton Fund to invest a significant percentage of its assets in lower-rated debt securities, as a non-fundamental investment policy that may be changed by the Company's Board of Directors without shareholder approval, Templeton Fund will not invest more than 5% of its total assets in such securities. The additional risks associated with investments in lower-rated debt securities are described below. As of July 31, 2003, Templeton Fund invested approximately [____]% of its total assets in lower-rated debt securities.

    Currently, Templeton Fund may also invest up to 15% of its total assets in securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% in securities with a limited trading market, while International Fund may invest up to 15% of its net assets in illiquid securities, which are defined as securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which the Fund has valued them. Although this difference would allow International Fund to invest a slightly greater percentage of its assets in securities that are deemed illiquid, International Fund has not historically invested a significant amount of its assets in such securities. In addition, management of the Company intends to recommend to the Company's Board of Directors that these investment restrictions of Templeton Funds, subject to requisite shareholder approval, be amended as described in Exhibit B. As a result, the Fund's restrictions on investments in illiquid securities would be the same.

     There is also a difference in the definition of foreign (non-U.S.) securities in which each Fund may invest. International Fund invests at least 65% of its net assets in securities of companies that derive more than 50% of their gross revenues from, or have more than 50% of their assets, outside the U.S. Templeton Fund invests at least 80% of its net assets in foreign securities, which are defined as securities issued by companies: (i) whose principal securities trading markets are outside the U.S.; (ii) that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; (iii) that have a significant portion of their assets outside the U.S.; (iv) that are linked to non-U.S. dollar currencies; or (v) that are organized under the laws of, or with principal offices in, another country. Although each Fund defines the securities in which it may invest differently, there is not a significant difference in the securities that would be eligible investments for either Fund.

     There are differences in the Funds' other investment policies. In general, International Fund is less restricted than Templeton Fund in the types of derivatives in which International Fund may invest. Templeton Fund may use certain derivative strategies while seeking to protect its assets, implement a cash management strategy or enhance its returns. Pursuant to guidelines adopted by the Company's Board of Directors, Templeton Fund may currently enter into swap agreements, but not futures or options contracts. International Fund is also permitted to use derivative strategies, including futures contracts and options on futures contracts, as a substitute for purchasing securities. International Fund may also enter into forward currency contracts to attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction.

     Notwithstanding the differences in the investment policies of the Funds, each Fund principally invests in equity securities, specifically common stocks.

HOW DO THE INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

     Set forth below is a description of the main differences between the Funds' fundamental investment policies or restrictions. As discussed previously, however, management of the Company intends to recommend to the Company's Board of Directors to approve amendments to, or the elimination of, Templeton Fund's fundamental investment policies and restrictions in order to streamline and modernize the policies and restrictions.

     The shareholders of International Fund are not being asked to vote on the proposed amendments to, or elimination of, these investment policies and restrictions. The following is only a summary of such differences and is qualified in its entirety by references to the Templeton Fund Prospectus which is enclosed with this Prospectus/Proxy Statement, the SAI, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement, and Exhibit B, "Comparison of Templeton Fund's Current and Proposed Fundamental Investment Policies and Restrictions to International Fund's Corresponding Fundamental Investment Policies and Restrictions."

     BORROWING Generally, International Fund may borrow money, for any lawful purpose, from banks and affiliated investment companies to the extent permitted under the 1940 Act, and the rules and regulations promulgated thereunder, or applicable exemptive relief issued by the SEC, as each may be amended or interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws, Interpretations and Exemptions"). As a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval, International Fund will not borrow money for leveraging purposes.

     Templeton Fund is restricted from borrowing money for any purpose other than redeeming its shares or purchasing its shares for cancellation. Even under these circumstances, Templeton Fund may only borrow money as a temporary measure and may not borrow more than 5% of the value of its total assets. Management of the Company intends to recommend to the Company's Board of Directors that these Templeton Fund investment restrictions be amended to: (i) prohibit borrowing money, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions; and (ii) eliminate the related restriction regarding Templeton Fund's ability to pledge, mortgage or hypothecate its assets.

     SENIOR SECURITIES Neither International Fund nor Templeton Fund may issue senior securities. Notwithstanding this limitation, International Fund may make any permitted borrowings, loans, mortgages or pledges; enter into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions; or make short sales of securities "against the box," as permitted by the 1940 Act Laws, Interpretations and Exemptions. Templeton Fund may not enter into options, futures contracts, or forward contracts pursuant to internal guidelines adopted by the Company's Board of Directors. In addition, Templeton Fund may not engage in short sales of securities. Management of the Company intends to recommend to the Company's Board of Directors that these Templeton Fund investment restrictions be amended to: (i) prohibit the issuance of senior securities, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions; (ii) eliminate the prohibitions on engaging in short sales and entering into options; and (iii) clarifying Templeton Fund's ability to engage in futures contracts and related options (subject to the Company's internal guidelines referenced above).

     ILLIQUID SECURITIES Templeton Fund has adopted a fundamental investment restriction that it will not invest more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) that may be invested in securities with a limited trading market. International Fund has adopted a non-fundamental investment policy that it may not invest more than 15% of its net assets in illiquid securities.

     OTHER RESTRICTIONS Templeton Fund has adopted a fundamental investment restriction that it will not invest more than 5% of the value of its total assets in securities of issuers that have been in continuous operation less than three years. In addition, Templeton Fund is restricted from investing in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement, and may not participate on a joint or a joint and several basis in any trading account in securities. International Fund has not adopted these same types of restrictions. International Fund may invest in other investment companies (as permitted by the 1940 Act Laws, Interpretations and Exemptions), whereas Templeton Fund may not invest in other open-end investment companies.

     Management of the Company intends to recommend to the Company's Board of Directors that these Templeton Fund investment restrictions be eliminated.

WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

     Like all investments, an investment in either Fund involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

     COMMON STOCKS While common stocks historically have outperformed other asset classes over the long term, these types of securities tend to fluctuate in value more dramatically over the short term. These price movements may result from factors affecting individual companies, one or more industry sectors or the securities markets as a whole. Recently, economic events have had an adverse effect on the stock prices of most companies. Each Fund principally invests in common stocks and, therefore, each Fund is exposed to these risks.

     PREFERRED STOCKS Preferred stocks are equity securities that typically pay dividends at a specified rate and have a preference over common stock in the payment of dividends and the liquidation of assets. Although preferred stockholders typically receive a greater amount of dividends than common stockholders, preferred stocks may appreciate less than common stocks. In addition, preferred stocks may have fewer voting rights than common stocks.

     DEBT SECURITIES The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of debt securities generally declines. To the extend that a Fund holds debt securities in its portfolio, these changes in market value will be reflected in the Fund's net asset value.

     LOWER-RATED DEBT SECURITIES Templeton Fund may invest up to 25% of its assets in debt securities, including up to 5% of its total assets in those debt securities that are rated below investment grade. Although they may offer higher yields than do higher rated securities, low rated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. Bonds rated Caa by Moody's or CCC by S&P are of poor standing. These securities may be in default or there may be a greater rate of non-payment of principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions. Because International Fund cannot invest in lower-rated debt securities, the risks associated with these investments will be greater to Templeton Fund to the extent Templeton Fund invests in lower-rated debt securities.

     FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. Both Funds are exposed to the risks associated with investing in foreign securities.

     CURRENCY EXCHANGE RATES Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less in U.S. dollars.

     POLITICAL AND ECONOMIC DEVELOPMENTS The political, economic and social structures of some foreign countries may be more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

     TRADING PRACTICES Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of a Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

     LIMITED MARKETS Certain foreign securities may be harder to sell and more volatile than many U.S. securities. This means a Fund may at times be unable to sell foreign securities at favorable prices.

     EMERGING MARKETS The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

                        INFORMATION ABOUT TEMPLETON FUND

     Information about Templeton Fund is included in the Templeton Fund Prospectus, which is enlcosed with and incorporated by reference into (is considered a part of) this Prospectus/Proxy Statement. Additional information about Templeton Fund is included in its SAI dated January 1, 2003, which is incorporated into the Templeton Fund prospectus and considered a part of this Prospectus/Proxy Statement. Templeton Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002 and Semiannual Report to Shareholders for the period ended February 28, 2003, are enclosed with and considered a part of this Prospectus/Proxy Statement. You may request a free copy of the SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to the Templeton Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030.

     The Company files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, at 450 Fifth Street NW, Room 1024, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Web address at HTTP://WWW.SEC.GOV.

                      INFORMATION ABOUT INTERNATIONAL FUND

     Information about International Fund is included in the current International Fund's Prospectus, which is incorporated into this Prospectus/Proxy Statement by reference, as well as the International Fund's SAI dated March 1, 2003, and in the Trust's Annual Report to Shareholders dated October 31, 2002. These documents have been filed with the SEC. You may request free copies of these documents and other information relating to International Fund by calling 1-800-539-FUND (800-539-3863) or by writing to the Trust at The International Funds, P.O. Box 182593, Columbus, OH 43218-2593. Reports and other information filed by the Trust can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Room 1024, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Web address at HTTP://WWW.SEC.GOV.

                       FURTHER INFORMATION ABOUT THE FUNDS

     The following is a discussion of certain, principal differences between the organization of each Fund and, where applicable, of the Delaware Statutory Trust. More detailed information about each Fund's current corporate structure is contained in each Fund's SAI.

     In addition, unless otherwise noted, the terms "Fund" and "Funds" below include the New Templeton Fund if the Company is reorganized into a Delaware Statutory Trust, as proposed by management.

     COMPARISON OF CAPITAL STRUCTURE. International Fund is one series of the Trust, which was organized as a Delaware business trust (now referred to as a Delaware statutory trust) pursuant to a Trust Instrument dated December 6, 1995, and amended and restated as of March 27, 2000. The number of shares of International Fund is unlimited, each having a par value of $0.001 per share. International Fund may issue fractional shares.

     Templeton Fund is one series of the Company, which was incorporated under the Maryland General Corporation Law (the "Maryland Code") on August 15, 1977. The Company has authorized capital of 2,600,000,000 shares of common stock, par value $1.00 per share, which has been allocated to Templeton Fund as follows:
2,000,000,000 - Templeton Fund Class A shares; 100,000,000 Templeton Fund Class B shares; 300,000,000 Templeton Fund Class C shares; 100,000,000 Templeton Fund Class R shares; and 100,000,000 Templeton Fund Advisory Class shares, with an aggregate par value of $2,600,000,000. Templeton Fund may also issue fractional shares. The New Templeton Fund will be one series of the Delaware Statutory Trust. The number of shares of the New Templeton Fund will be unlimited, each without par value. The New Templeton Fund will be able to issue fractional shares.

     Shares of both International Fund and Templeton Fund and shares of the New Templeton Fund will be fully paid, nonassessable, and freely transferable and have , or will have, no preference, preemptive, conversion or subscription rights. International Fund and Templeton Fund shareholders have no appraisal rights. Similarly, shareholders of the New Templeton Fund will have no appraisal rights.

     COMPARISON OF VOTING RIGHTS. For each Funds, each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share carries a proportionate fractional vote. Shareholders of the Funds are not entitled to cumulative voting in the election of Trustees or Directors, as appropriate.

     The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters: specifically, for the election and removal of Trustees/Directors, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.

     In addition, shareholders of the Funds are granted the power to vote on certain matters by the laws of the jurisdiction under which they were formed and, for the Trust, by the Trust Instrument and for the Delaware Statutory Trust, by its Declaration of Trust. In most instances, the rights to vote on these matters are similar between the Funds. For example, the Trust's Trust Instrument specifically gives shareholders of the Trust the power to vote: (1) for the election and removal of Trustees to the extent required by certain provisions of the Trust Instrument, (2) with respect to certain amendments to the Trust Instrument, (3) with respect to any advisory contract as required by the 1940 Act, and (4) on such additional matters as required by law, the Trust Instrument, or any registration of the Trust with the SEC or any State, or as the Trustees may consider desirable.

     COMPARISON OF LEGAL STRUCTURES. Mutual funds, such as the Trust and the Delaware Statutory Trust, formed under the Delaware Statutory Trust Act, or its predecessor (the "Delaware Act"), are granted a significant amount of operational flexibility to adopt features, rights and obligations of the statutory trust and its trustees and shareholders in their charter instruments. Investment companies organized as the Trust or the Delaware SStaturoty Trust have been able to benefit from this flexibility to streamline their operations and minimize expenses. To a similar effect, the Maryland Code contains provisions specifically designed for investment companies, such as the Company, which take into account their unique structure and operations, and allow such investment companies to simplify their operations by reducing administrative burdens generally to operate more efficiently. For example, as with Delaware statutory trusts, funds organized as Maryland corporations are not required to hold annual stockholders' meetings if meetings are not otherwise required by the federal securities laws, the charter or by-laws, and such funds may create new classes or series of stock without having to obtain the approval of stockholders at a meeting.

     LIMITED LIABILITY FOR SHAREHOLDERS. Under the Delaware Act, shareholders of the Trust, including International Fund, and shareholders of the Delaware Statutory Trust, including the New Templeton Fund, are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under Delaware General Corporation Law. Under the Maryland Code, the shareholders of Templeton Fund are not subject to any personal liability for any claims against or liabilities of Templeton Fund or the Company solely by reason of being or having been a shareholder of Templeton Fund.

     BOARD OF TRUSTEES/BOARD OF DIRECTORS. Pursuant to the laws of Delaware and the Trust's Trust Instrument, the responsibility for the management of the Trust is vested in its Board of Trustees, which, among other things, is empowered by the Trust's Trust Instrument to elect the officers of the Trust and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management. Pursuant to the Trust Instrument, no Trustee of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Delaware Statutory Trust's Declaration of Trust has substantially the same provisions.

     Pursuant to the Maryland Code and the Company's Articles of Incorporation, the responsibility for the management and the exercise of the powers of the Company and Templeton Fund are vested in its Board of Directors. Under the Maryland Code, a director is required to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of Templeton Fund and with the care that an ordinarily prudent person in a like position would use under similar circumstances. To the extent that a director performs his or her duties as required, he or she will not be liable by reason of having been a director. In addition, the Company's Articles of Incorporation and By-Laws provide further indemnification of Directors and officers of the Company for acts done in good faith and limit their personal liability for monetary damages.


     INSPECTION RIGHTS. Each Fund provides certain inspection rights to shareholders of its books and records, at least to the extent required by applicable law.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

     An Affirmative Majority Vote of International Fund's shareholders entitled to vote is necessary to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of International Fund held at the close of business on September 5, 2003 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

     One-third of International Fund's aggregate shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at the Meeting. Under relevant state law and the Trust's governing documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

     You can vote in any one of three ways:

          o By mail, with the enclosed proxy card.

          o In person at the Meeting.

          o By telephone, if your account is eligible; a control number is provided on your proxy card and separate instructions are enclosed.

     A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to International Fund. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

CAN I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy by signing and forwarding to the Trust a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

     The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

     Shareholders of record of International Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were [________] outstanding Class A shares and [________] outstanding Class R shares of International Fund.

WHAT OTHER SOLICITATIONS WILL BE MADE?

     International Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, personal interviews, and other means. The costs of any such additional solicitation and of any adjourned session will be paid by Distributors.

ARE THERE DISSENTERS' RIGHTS?

     Shareholders of International Fund will not be entitled to any "dissenters' rights" because the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at the next calculated NAV until the closing date, subject to any contingent deferred sales charge applicable to Class R shares. After the closing date, you may redeem your Templeton Fund shares or exchange them for shares of certain other funds in Franklin Templeton Investments. Redemptions are subject to the terms in the prospectus of the respective Fund.


                           PRINCIPAL HOLDERS OF SHARES

     As of the Record Date, the officers and trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of International Fund. In addition, as of the Record Date, the officers and directors of the Company, as a group, owned of record and beneficially [[ ]% of Templeton Fund] [less than 1% of the outstanding voting shares of Templeton Fund]. From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of either Fund, except as listed below, as of the Record Date, no other person owned (beneficially or of record) 5% or more of the outstanding shares of any class of Templeton Fund or International Fund.

NAME AND ADDRESS          SHARE CLASS                PERCENTAGE (%)
-------------------------------------------------------------------------------





     Upon completion of the Transaction, it is not expected that those persons disclosed above as owning 5% or more of International Fund's outstanding Class A or Class R shares will own in excess of 5% of the then outstanding Class A or Class C shares of Templeton Fund. It is also not expected that the percentage ownership of Templeton Fund by those persons listed above will materially change as a result of the Transaction.


                                  ADJOURNMENT

     The holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, or for any other reason consistent with relevant state law and the Trust's governing documents, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment.

                                        By Order of the Board of Trustees,


                                        Cynthia Lee Lindsey
                                        SECRETARY

September 12, 2003









GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

BISYS FUND SERVICES - BISYS Fund Services, Inc., BISYS Fund Services Limited Partnership, or BISYS Fund Services Ohio, Inc., each located at 3435 Stelzer Road, Columbus, OH 43219, serving as administrator, principal underwriter and transfer agent, respectively, for International Fund.

DISTRIBUTORS - Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for Templeton Fund.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.

FRANKLIN TEMPLETON INVESTMENTS - All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company.

FT SERVICES - Franklin Templeton Services, LLC, the administrator for Templeton Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate to Templeton Fund's investment manager and principal underwriter.

GLOBAL ADVISORS - Templeton Global Advisors Limited, Lyford Cay, Nassau, Bahamas, the investment manager for Templeton Fund.

INVESTMENT COUNSEL - Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL 33394-3091, the investment sub-adviser of International Fund.

INVESTOR SERVICES - Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, CA 94403-1906, the shareholder servicing and transfer agent to Templeton Fund.

KEYCORP - KeyCorp, a financial services holding company, 127 Public Square, Cleveland, OH 44114.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

RESOURCES - Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403-1906.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

Victory Capital Management Inc. - Victory Capital Management Inc., 127 Public Square, Cleveland, OH 44114, a New York corporation registered as an investment adviser with the SEC and the investment manager for International Fund. Victory Capital Management Inc. is a wholly owned subsidiary of KeyCorp.



                     EXHIBITS TO PROSPECTUS/PROXY STATEMENT

EXHIBIT

  A Agreement and Plan of Reorganization by The Victory Portfolios, on behalf of the International Fund, and Templeton Funds, Inc., on behalf of Templeton Foreign Fund (attached)

  B Comparison of Templeton Fund's Current and Proposed Fundamental Investment Policies and Restrictions to International Fund's Fundamental Investment Policies and Restrictions (attached)

  C Prospectus of Templeton Foreign Fund - Class A and C, dated January 1, 2003 (enclosed)

  D Annual Report to Shareholders of Templeton Foreign Fund for the fiscal year ended August 31, 2002 (enclosed)

  E Semiannual Report to Shareholders of Templeton Foreign Fund for the period ended February 28, 2003 (enclosed)

                                   EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this ___ day of August, 2003, by and between The Victory Portfolios (the "Trust"), a statutory trust created under the laws of the State of Delaware in 1995 (as successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, on beha1f of its series, the International Fund, and Templeton Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland in 1977 with its principal place of business at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, on beha1f of its series, Templeton Foreign Fund ("Templeton Fund").

                             PLAN OF REORGANIZATION

     The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Company on behalf of Templeton Fund, of substantially all of the property, assets and goodwill of International Fund in exchange solely for full and fractional Class A and Class C shares of common stock, par value $1.00 per share, of Templeton Fund ("Templeton Fund Shares"); (ii) the distribution of Templeton Fund Shares to the shareholders of Class A and Class R shares of International Fund (the "International Fund Shares"), respectively, according to their respective interests in International Fund in complete liquidation of International Fund; and (iii) the dissolution of International Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

                                    AGREEMENT

     In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF INTERNATIONAL
   FUND.

     (a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Company, on behalf of Templeton Fund, herein contained, and in consideration of the delivery by the Company of the number of Templeton Fund Shares hereinafter provided, the Trust on behalf of International Fund agrees that it will convey, transfer and deliver to the Company, for the benefit of Templeton Fund, at the Closing all of International Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (ii) pay such contingent liabilities as the Board of Trustees of the Trust shall reasonably deem to exist against International Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on International Fund's books (hereinafter "Net Assets"). Neither the Company nor Templeton Fund shall assume any liability of International Fund or the Trust, and International Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash, bank deposits and cash equivalent securities described above. International Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

     (b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Trust, on behalf of International Fund, herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Company agrees at the Closing to deliver to the Trust the number of Templeton Fund Shares, determined by dividing the net asset value per share of each of Class A and Class R shares of International Fund by the net asset value per share of each of Class A and Class C shares of Templeton Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A and Class R shares, respectively, of International Fund, as of 4:00 p.m. Eastern time on the Closing Date. The Templeton Fund Shares delivered to the Trust at the Closing shall have an aggregate net asset value equal to the value of the International Fund's Net Assets, all determined as provided in Section 2 of this Plan and as of the date and time specified therein.

     (c) Immediately following the Closing, the Trust shall dissolve International Fund and distribute pro rata to International Fund's shareholders of record as of the close of business on the Closing Date, Templeton Fund Shares received by International Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Templeton Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Templeton Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of International Fund shall be entitled to surrender the same to the transfer agent for Templeton Fund in exchange for the number of Templeton Fund Shares of the same class into which the International Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Templeton Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of International Fund shall be deemed for all Templeton Fund's purposes to evidence ownership of the number of Templeton Fund Shares into which the International Fund Shares (which prior to the Closing were represented thereby) have been converted.

     (d) At the Closing, each shareholder of record of International Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of International Fund that such person had on such Distribution Record Date.

     (e) All books and records relating to International Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Company from and after the date of this Agreement, and shall be turned over to the Company on or prior to the Closing.

2.  VALUATION.

     (a) The net asset value of Templeton Fund Shares and International Fund Shares and the value of International Fund's Net Assets to be acquired by Templeton Fund hereunder shall in each case be computed as of 4:00 p.m. Eastern time on the Closing Date unless on such date (a) the New York Stock Exchange ("NYSE") is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) or (c) are each referred to as a "Market Disruption"). The net asset value per share of the Templeton Fund Shares and International Fund Shares and the value of the International Fund's Net Assets shall be computed in accordance with the valuation procedures set forth in the respective prospectuses of Templeton Fund and International Fund.

     (b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of Templeton Fund Shares or International Fund Shares or the value of the International Fund's Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

     (c)All computations of value regarding the net asset value of the Templeton Fund Shares and International Fund Shares and the value of International Fund's Net Assets shall be made by the administrator to Templeton Fund; provided, however, that all computations of value shall be subject to review by International Fund.

3. CLOSING AND CLOSING DATE.

     The Closing Date shall be October 24, 2003, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Trust at 5:00 p.m., Eastern time, on the Closing Date. The Trust on behalf of International Fund shall have provided for delivery as of the Closing of those Net Assets of International Fund to be transferred to the account of Templeton Fund's Custodian, JPMorgan Chase Bank, Network Management, 4 Chase MetroTech Center - 10th Floor, Brooklyn, NY 11245. Also, the Trust, on behalf of International Fund, shall deliver at the Closing a list of names and addresses of the shareholders of record of each class of International Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. The Company on behalf of Templeton Fund shall issue and deliver a certificate or certificates evidencing the Templeton Fund Shares to be delivered to the account of International Fund at said transfer agent registered in such manner as the officers of the Trust on behalf of International Fund may request, or provide evidence satisfactory to the Trust that such Templeton Fund Shares have been registered in an account on the books of Templeton Fund in such manner as the officers of the Trust on behalf of International Fund may reasonably request.

4. REPRESENTATIONS AND WARRANTIES BY THE COMPANY ON BEHALF OF TEMPLETON FUND.

     The Company, on behalf of Templeton Fund, represents and warrants to the Trust that:

     (a) Templeton Fund is a series of the Company, a corporation organized under the laws of the State of Maryland on August 15, 1977, and is validly existing under the laws of that State. The Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Templeton Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital as required by the 1940 Act.

     (b) The Company is authorized to issue two billion six hundred million shares of common stock of Templeton Fund, par value $1.00 per share, each outstanding share of which is, and each share of which when issued pursuant to and in accordance with the Plan will be, fully paid, non-assessable, freely transferable and has or will have full voting rights. The Company currently issues shares of two (2) series, including Templeton Fund. Templeton Fund is further divided into five classes of shares of which Templeton Fund Shares represent two classes: Class A and Class C shares of common stock. No shareholder of the Company shall have any option, warrant or preemptive right of subscription or purchase with respect to Templeton Fund Shares.

     (c) The financial statements appearing in the Templeton Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to the Trust, and any interim unaudited financial statements, copies of which may be furnished to the Trust, fairly present the financial position of Templeton Fund as of their respective dates and the results of Templeton Fund's operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) The books and records of Templeton Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Templeton Fund.

     (e) The Company has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. The Company has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct Templeton Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

     (f) The Company, on behalf of Templeton Fund, is not a party to or obligated under any provision of its Articles of Incorporation, as amended ("Articles of Incorporation") or Amended and Restated By-laws ("By-laws"), or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Templeton Fund or the Company of the transactions contemplated by the Plan, except for the registration of the Templeton Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

     (g) The Company has elected to treat Templeton Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Templeton Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

     (h) Templeton Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (i) Templeton Fund does not have any unamortized or unpaid organizational fees or expenses.

     (j) All information to be furnished by the Company to the Trust for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     (k) Templeton Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.

     (l) There is no intercorporate indebtedness existing between International Fund and Templeton Fund that was issued, acquired or will be settled at a discount.

     (m) Templeton Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of International Fund.

     (n) The Company has no plan or intention to issue additional shares of Templeton Fund following the reorganization except for shares issued in the ordinary course of Templeton Fund's business as a series of an open-end investment company; nor does the Company have any plan or intention to redeem or otherwise reacquire any shares of Templeton Fund issued pursuant to the Plan of Reorganization, either directly or through any Transaction, agreement, or arrangement with any other person, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under
Section 22(e) of the 1940 Act.

     (o) Templeton Fund will actively continue International Fund's business in substantially the same manner that International Fund conducted that business immediately before the Plan of Reorganization. Templeton Fund has no plan or intention to sell or otherwise dispose of any of the former assets of International Fund, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business, Templeton Fund will continuously review its investment portfolio (as International Fund did before the Closing) to determine whether to retain or dispose of particular stocks or securities, including those included among the former assets of International Fund.

     (p) The registration statement on Form N-14 referred to in Section 7(g) hereof (the "Registration Statement") (other than the portions of such documents based on information furnished by or on behalf of the Trust for inclusion or incorporation by reference therein), and any prospectus or statement of additional information of Templeton Fund contained or incorporated therein by reference, and any supplement or amendment to the Registration Statement or any such prospectus or statement of additional information, on the effective and clearance dates of the Registration Statement, on the date of the Special Meeting of International Fund shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

5.REPRESENTATIONS AND WARRANTIES BY THE TRUST ON BEHALF OF INTERNATIONAL FUND.

     The Trust, on behalf of International Fund, represents and warrants to the Company that:

     (a) International Fund is a series of the Trust, a statutory trust created under the laws of The State of Delaware on December 6, 1995 (as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986), and is validly existing under the laws of the State of Delaware. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Trust's International Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital, as required by the 1940 Act.

     (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest of International Fund, par value $0.001 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. The Trust issues shares of twenty-nine (29) series, including International Fund. International Fund has two classes of shares:
Class A and Class R, and an unlimited number of shares of beneficial interest of the Trust have been allocated and designated to each class of International Fund. No shareholder of the Trust has or will have any option, warrant or preemptive rights of subscription or purchase with respect to International Fund Shares.

     (c) The financial statements appearing in International Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2002, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to the Company, and any interim financial statements for the Trust which may be furnished to the Company, fairly present the financial position of International Fund as of their respective dates and the results of International Fund's operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) The books and records of International Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of International Fund.

     (e) The Trust has the power to own all of its properties and assets, to perform its obligations under the Plan and to consummate the transactions contemplated herein. The Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct International Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

     (f) The Trust, on behalf of International Fund, is not a party to or obligated under any provision of its Trust Instrument or Bylaws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan. The Trust has furnished the Company with copies or descriptions of all material agreements or other arrangements to which International Fund is a party or to which its assets are subject. International Fund has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Plan) which will not be terminated by International Fund in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due or payable by International Fund.

     (g) The Trust has elected to treat International Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code. International Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

     (h) International Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (i) International Fund does not have any unamortized or unpaid organization fees or expenses.

     (j) The Prospectus for Class A and Class R shares of International Fund, dated March 1, 2003, and the corresponding Statement of Additional Information, dated March 1, 2003, as amended to date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new prospectus or statement of additional information of International Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to the Company promptly after such filing), shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (k) International Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5(c) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements. On the Closing Date, the Trust shall advise the Company in writing of all International Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

     (l) Since October 31, 2002, there has not been any material adverse change in International Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

     (m) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by International Fund or the Trust of the transactions contemplated by the Plan, except the necessary International Fund shareholder approval, or as may otherwise be required under the federal or state securities laws or the rules and regulations thereunder.

     (n) All information to be furnished by the Trust or International Fund for use in preparing the Registration Statement, and the combined proxy statement and prospectus to be included in the Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     (o) There is no intercorporate indebtedness existing between International Fund and Templeton Fund that was issued, acquired or will be settled at a discount.

     (p) During the five-year period ending on the Closing Date, (i) International Fund has not acquired, and will not acquire, International Fund Shares with consideration other than Templeton Fund Shares or International Fund Shares, except for redemptions in the ordinary course of the International Fund's business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act, and (ii) no distributions have been made with respect to the International Fund Shares (other than regular, normal dividend distributions made pursuant to the International Fund's historic dividend paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for distributions described in Sections 852 and 4982 of the Code.

     (q) As of the Closing Date, International Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of International Fund, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act.

     (r)   Throughout   the  five  year  period  ending  on  the  Closing  Date,
International Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code.

6. REPRESENTATIONS AND WARRANTIES BY THE TRUST AND THE COMPANY.

     The Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, each represents and warrants to the other that:

     (a) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern time on the Closing Date for the purpose of determining the number of Templeton Fund Shares to be issued pursuant to Section 1 of the Plan, will accurately reflect each Fund's Net Assets and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (b) Except as disclosed in its currently effective prospectus relating to International Fund, in the case of the Trust, and Templeton Fund, in the case of the Company, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither the Company nor the Trust is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects Templeton Fund's or International Fund's business or their ability to consummate the transactions herein contemplated.

     (c) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

     (d) The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of its Board of Trustees/Directors, as the case may be, and the Plan, subject to the approval of International Fund's shareholders in the case of the Trust, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (e) It anticipates that consummation of the Plan will not cause neither International Fund, in the case of the Trust, nor Templeton Fund, in the case of the Company, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end their respective fiscal years.

7. COVENANTS OF THE TRUST AND THE COMPANY.

     (a) The Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, each covenants to operate their respective businesses as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise taxes.

     (b) The Trust, on behalf of International Fund, undertakes that it will not acquire Templeton Fund Shares for the purpose of making distributions thereof to anyone other than International Fund's shareholders.

     (c) The Trust, on behalf of International Fund, undertakes that, if the Plan is consummated, it will liquidate and dissolve International Fund.

     (d) The Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, each agree that, by the Closing, all of their Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     (e) At the Closing, the Trust, on behalf of International Fund, will provide Templeton Fund a copy of the shareholder ledger accounts, certified by International Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of International Fund Shares as of 4:00 p.m. Eastern time on the Closing Date who are to become shareholders of Templeton Fund as a result of the transfer of assets that is the subject of the Plan.

     (f) The Board of Trustees of the Trust shall call and the Trust shall hold, a Special Meeting of International Fund's shareholders to consider and vote upon the Plan (the "Special Meeting") and the Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. The Trust agrees to mail to each shareholder of record of International Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (g) The Company will file with the U.S. Securities and Exchange Commission (the "SEC") the Registration Statement and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (h) Subject to the provisions of this Plan, the Company and the Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Plan.

     (i) The Trust shall furnish to the Company on the Closing Date a Statement of Assets and Liabilities of International Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by International Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case, within forty-five (45) days after the Closing Date, the Trust shall furnish to the Company, in such form as is reasonably satisfactory to the Company, a statement of the earnings and profits of International Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to Templeton Fund as a result of Section 381 of the Code, which statement shall be certified by International Fund's Treasurer or Assistant Treasurer. The Trust covenants that International Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code, or, if it has such earnings and profits, it shall distribute them to its shareholders prior to the Closing Date.

     (j) The Trust shall deliver to the Company at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of International Fund transferred to the Company in accordance with the terms of this Plan.

8. CONDITIONS PRECEDENT TO BE FULFILLED BY THE TRUST AND THE COMPANY.

     The consummation of the Plan hereunder shall be subject to the following respective conditions:

     (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

     (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Directors/Trustees certified by its Secretary or equivalent officer of each of the Funds.

     (c) That the SEC shall have declared effective the Registration Statement and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (d) That the Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of International Fund at an annual or special meeting or any adjournment thereof.

     (e) That a distribution or distributions shall have been declared for International Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any prior period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(g) of the Code.

     (f) That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of International Fund or Templeton Fund.

     (g) That there shall be delivered to the Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, an opinion in form and substance satisfactory to them, from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Company, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, the laws of the State of Delaware and the State of Maryland, and based upon certificates of the officers of the Trust and the Company with regard to matters of fact:

          (1) The acquisition by Templeton Fund of substantially all the assets of International Fund as provided for herein in exchange for Templeton Fund Shares followed by the distribution by International Fund to its shareholders of Templeton Fund Shares in complete liquidation of International Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and International Fund and Templeton Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

          (2) No gain or loss will be recognized by International Fund upon the transfer of substantially all of its assets to Templeton Fund in exchange solely for voting shares of Templeton Fund (Sections 361(a) and 357(a) of the Code);

          (3) Templeton Fund will recognize no gain or loss upon the receipt of substantially all of the assets of International Fund in exchange solely for voting shares of Templeton Fund (Section 1032(a) of the Code);

          (4) No gain or loss will be recognized by International Fund upon the distribution of Templeton Fund Shares to its shareholders in liquidation of International Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

          (5) The basis of the assets of International Fund received by Templeton Fund will be the same as the basis of such assets to International Fund immediately prior to the Plan of Reorganization (Section 362(b) of the Code);

          (6) The holding period of the assets of International Fund received by Templeton Fund will include the period during which such assets were held by International Fund (Section 1223(2) of the Code);

          (7) No gain or loss will be recognized by the shareholders of International Fund upon the exchange of their shares in International Fund for voting shares of Templeton Fund including fractional shares to which they may be entitled (Section 354(a) of the Code);

          (8) The basis of Templeton Fund Shares received by the shareholders of International Fund shall be the same as the basis of the International Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

          (9) The holding period of Templeton Fund Shares received by shareholders of International Fund (including fractional shares to which they may be entitled) will include the holding period of the International Fund Shares surrendered in exchange therefor, provided that the International Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

          (10) Templeton Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")) the items of International Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

     (h) That there shall be delivered to the Company, on behalf of Templeton Fund, an opinion in form and substance satisfactory to it from the law firm of Kramer Levin Naftalis & Frankel LLP, counsel to the Trust, on behalf of
International Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) International Fund is a series of the Trust and that the Trust is a validly existing business trust in good standing under the laws of the State of Delaware;

          (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of International Fund. Two classes of shares of International Fund (Class A and Class
          R) have been designated as International Fund Shares, and an unlimited number of shares of beneficial interest of the Trust have been allocated to International Fund Shares. Assuming that the initial shares of beneficial interest of International Fund were issued in accordance with the 1940 Act and the Trust Instrument and Bylaws of the Trust, and that all other outstanding shares of International Fund were sold, issued and paid for in accordance with the terms of International Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

          (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

          (4) Except as disclosed in International Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against International Fund, the unfavorable outcome of which would materially and adversely affect the Trust or International Fund;

          (5) The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Trust on behalf of International Fund; and

          (6) To the knowledge of such counsel, neither the execution, delivery, nor performance of this Plan by the Trust, on behalf of International Fund, violates any provision of its Trust Instrument or Bylaws, or the provisions of any agreement or other instrument filed by the Trust as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of the Trust, on behalf of International Fund, and is enforceable against the Trust, on behalf of International Fund, in accordance with its terms.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust, and an opinion of local Delaware counsel as to matters of Delaware law.

     (i) That there shall be delivered to the Trust, on behalf of International Fund, an opinion in form and substance satisfactory to it from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Company, on behalf of Templeton Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) Templeton Fund is a series of the Company and the Company is a validly existing corporation in good standing under the laws of the State of Maryland;

          (2) The Company is authorized to issue two billion six hundred million shares of common stock, par value $1.00 per share of Templeton Fund. Templeton Fund is further divided into five (5) classes of shares of which Templeton Fund Shares constitute Class A and Class C shares, par value $1.00 per share;

          (3) The Company is an open-end investment company of the management type registered as such under the 1940 Act;

          (4) Except as disclosed in Templeton Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Templeton Fund, the unfavorable outcome of which would materially and adversely affect the Company or Templeton Fund;

          (5) Templeton Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by the Company, on behalf of Templeton Fund;

          (6) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, on behalf of Templeton Fund;

          (7) To the knowledge of such counsel, neither the execution, delivery, nor performance of this Plan by the Company, on behalf of Templeton Fund, violates any provision of its Articles of Incorporation or By-laws, or the provisions of any agreement or other instrument filed by the Company as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of the Company, on behalf of Templeton Fund, and is enforceable against the Company, on behalf of Templeton Fund, in accordance with its terms; and

          (8) The registration statement of the Company, of which the prospectus dated January 1, 2003 of Templeton Fund is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective or at the time of the signing of the Plan, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

     In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company, and an opinion of local Maryland counsel as to matters of Maryland law.

     (j) That International Fund shall have received a certificate from the President or any Vice President and the Secretary or any Assistant Secretary of the Company, on behalf of Templeton Fund, to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective and at the date of the signing of this Plan, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (k) That the Company's Registration Statement with respect to Templeton Fund Shares to be delivered to International Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (l) That Templeton Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Templeton Fund Shares lawfully to be delivered to each holder of International Fund Shares.

     (m) That, at the Closing, there shall be transferred to the Company, on behalf of Templeton Fund, aggregate Net Assets of International Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of International Fund on the Closing Date.

     (n) That there be delivered to the Company, on behalf of Templeton Fund, information concerning the tax basis of International Fund in all securities transferred to Templeton Fund, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of International Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with International Fund respect to each shareholder.

9. BROKERAGE FEES AND EXPENSES.

     (a) The Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

     (b) The expenses of entering into and carrying out the provisions of this Plan shall be borne by Franklin/Templeton Distributors, Inc., the principal underwriter of Templeton Fund.

10. TERMINATION; POSTPONEMENT; WAIVER; ORDER.

     (a) Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of International
Fund) prior to the Closing, or the Closing may be postponed as follows:

          (1) by mutual consent of the Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund;

          (2) by the Company, on behalf of Templeton Fund, if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

          (3) by the Trust, on behalf of International Fund, if any conditions of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

     An election by the Company or the Trust to terminate the Plan and to abandon the Plan of Reorganization shall be exercised respectively, by the Board of Directors or Trustees of either the Company or the Trust.

     (b) If the transactions contemplated by this Plan have not been consummated by December 31, 2003, the Plan shall automatically terminate on that date, unless a later date is agreed to by both the Company and the Trust.

     (c In the event of termination of the Plan prior to consummation of the Plan of Reorganization pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust, the Company, International Fund nor Templeton Fund, nor their directors, trustees, officers, or agents or the shareholders of International Fund or Templeton Fund shall have any liability in respect of this Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 9(b) hereof.

     (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Directors or Trustees if, in the judgment of such Board of Directors or Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

     (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither the Trust nor the Company, nor any of their officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

     (f) If any order or orders of the SEC with respect to the Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of International Fund, or the Board of Directors of the Company, on behalf of Templeton Fund, to be acceptable, such terms and conditions shall be binding as if a part of the Plan without further vote or approval of the shareholders of International Fund, unless such terms and conditions shall result in a change in the method of computing the number of Templeton Fund Shares to be issued to International Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of International Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust shall promptly call a special meeting of the shareholders of International Fund at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

     (a) The Company, on behalf of Templeton Fund, shall indemnify, defend and hold harmless International Fund, the Trust, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding, made with the consent of the Company and Templeton Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or in any application prepared by the Company and Templeton Fund with any state regulatory agency in connection with the transactions contemplated by this Plan under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and Templeton Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about the Company and/or Templeton Fund or the transactions contemplated by this Plan made in the Registration Statement or any Application.

     (b) The Trust, on behalf of International Fund, shall indemnify, defend, and hold harmless Templeton Fund, the Company, its Board of Directors, officers, employees and agents (collectively, "Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, or threatened third party claim, suit, action or proceeding, made with the consent of the Trust and International Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as filed and in effect with the SEC or in any Application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust and International Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement, alleged untrue statement, or omission or alleged omission about the Trust and/or International Fund or the transactions contemplated by this Plan made in the Registration Statement or any Application, but only to the extent that any such untrue statement, alleged untrue statement, omission or alleged omission is consistent with the information that the Trust provided to the Company in connection with the preparation of the Registration Statement or any Application.

     (c) A party seeking indemnification hereunder is hereinafter called the "Indemnified Party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "Indemnifying Party." Each Indemnified Party shall notify the Indemnifying Party in writing within ten (10) days of the receipt by one or more of the Indemnified Parties of any notice of legal process of any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11, but the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under this
Section 11. The Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 11, or, if it so elects, to assume at its own expense, the defense thereof with counsel satisfactory to the Indemnified Parties; provided, however, if the defendants in any such action include both the Indemnifying Party and any Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such Indemnified Party.

     Upon receipt of notice from the Indemnifying Party to the Indemnified Parties of the election by the Indemnifying Party to assume the defense of such action, the Indemnifying Party shall not be liable to such Indemnified Parties under this Section 11 for any legal or other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof unless (i) the Indemnified Parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the Indemnifying Parties shall not be liable for the expenses of more than one separate counsel); (ii) the Indemnifying Parties do not employ counsel reasonably satisfactory to the Indemnified Parties to represent the Indemnified Parties within a reasonable amount of time after notice of commencement of the action; or (iii) the
Indemnifying Parties have authorized the employment of counsel for the Indemnified Parties at its expense.

     (d) This Section 11 shall survive the termination of this Plan and for a period of three (3) years following the Closing Date.

12. LIABILITY OF THE COMPANY AND THE TRUST.

     (a) Each party acknowledges and agrees that all obligations of the Company under this Plan are binding only with respect to Templeton Fund; that any liability of the Company under this Plan with respect to the Company, or in connection with the transactions contemplated herein with respect to Templeton Fund, shall be discharged only out of the assets of Templeton Fund; that no other series of the Company shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither the Trust nor International Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Company, the directors, officers, employees or agents of the Company, or any of them.

     (b) Each party acknowledges and agrees that all obligations of the Trust under this Plan are binding only with respect to International Fund; that any liability of the Trust under this Plan with respect to International Fund, or in connection with the transactions contemplated herein with respect to International Fund, shall be discharged only out of the assets of International Fund; that no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither the Company nor Templeton Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or any of them.

13. ENTIRE AGREEMENT AND AMENDMENTS.

     The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for. The Plan may be amended only by mutual consent of the parties in writing. Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

14. COUNTERPARTS.

     The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

15. NOTICES.

     Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Templeton Fund, at Templeton Funds, Inc., 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, Attention: Secretary, or International Fund, at The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219, Attention:
Secretary, with a copy to Jay G. Baris, Esq., Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, as the case may be.

16. GOVERNING LAW.

     This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Trust, on behalf of International Fund, and the Company, on behalf of Templeton Fund, have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.


                                            TEMPLETON FUNDS, INC., on behalf of
                                            TEMPLETON FOREIGN FUND

Attest:

____________________________________        By: ___________________________
Robert C. Rosselot                              Barbara J. Green
Assistant Secretary                             Vice President and Secretary



                                            THE VICTORY PORTFOLIOS, on behalf
                                            of the INTERNATIONAL FUND


Attest:

____________________________________        By: ____________________________
Cynthia Lee Lindsey                             Kathleen A. Dennis
Secretary                                       President

                                    EXHIBIT B

   COMPARISON OF TEMPLETON FUND'S CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS TO INTERNATIONAL FUND'S CORRESPONDING FUNDAMENTAL
                      INVESTMENT POLICIES AND RESTRICTIONS

-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
The Fund's sub-class-           Preamble and 3.      Invest more than 5% of its total    Purchase the securities of any one issuer
ification as a  diversified     (Diversification)    assets in securities issued by      (other than the U.S. government or any of
fund is a matter  of fund-                           any one company or government,      its agencies or instrumentalities or sec-
amental policy.                                      exclusive of U.S. government        urities of other investment companies,
                                                     securities.                         whether registered or excluded from
                                                                                         registration under Section 3(c) of the 1940
                                                     Purchase more than 10% of           Act) if immediately after such investment
                                                     any class of securities of any      (a) more than 5% of the value of the Fund's
                                                     company, including more than        total assets would be invested in such
                                                     10% of its outstanding voting       issuer or (b) more than 10% of the out-
                                                     securities.                         standing voting securities of such issuer
                                                                                         would be owned by the Fund, except that up
                                                                                         to 25% of the value of the Fund's total
                                                                                         assets may be invested without regard to
                                                                                         such 5% and 10% limitations.

----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
No comparable fundamental       Preamble             The Fund seeks to achieve its       Proposed to be Eliminated.
investment policy.              (Fundamental         investment goal of  long-term
                                Investment           capital growth through a flexible   NOTE: In place of the Fund's policy
                                Policies)            policy of investing in stocks       against investing more than 10% of its
                                                     and debt obligations of companies   assets in securities with a limited
                                                     outside the U.S.  Although the      trading market, the Board has adopted a
                                                     Fund generally invests in common    non-fundamental investment restriction,
                                                     stock, it may also invest in        consistent with the SEC Staff's current
                                                     preferred stocks and certain        position on illiquid securities, which
                                                     debt securities (which may          prohibits the Fund from investing more
                                                     include structured investments),    than 15% of its net assets in illiquid
                                                     rated or unrated, such as           securities.
                                                     convertible bonds and bonds
                                                     selling at a discount. Whenever,
                                                     in the judgment of [Global
                                                     Advisors], market or economic
                                                     conditions warrant, the Fund may,
                                                     for temporary defensive purposes,
                                                     invest without limit in U.S.
                                                     government securities, bank time
                                                     deposits in the currency of any
                                                     major nation and commercial paper
                                                     meeting the quality ratings set
                                                     forth under "Goal, Strategies
                                                     and Risks- Temporary investments,"
                                                     [in the Templeton Fund's SAI]
                                                     and purchase from banks or
                                                     broker-dealers Canadian or U.S.
                                                     government securities with a
                                                     simultaneous agreement by the
                                                     seller to repurchase them
                                                     within no more than seven days
                                                     at the original purchase price
                                                     plus accrued interest. The Fund
                                                     may purchase sponsored or
                                                     unsponsored [American Depositary
                                                     Receipts, European Depositary
                                                     Receipts and Global Depositary
                                                     Receipts].... The Fund may
                                                     not invest more than 10% of its
                                                     assets in securities with a
                                                     limited trading market
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
Purchase or sell real estate    1.(Real Estate)      Invest in real estate or mort-       Purchase or sell real estate unless
unless acquired as a result                          gage on real estate (although        acquired as a result of ownership of
of direct ownership of                               the Fund  may invest in marketable   securities or other instruments and
securities or  other                                 securities secured by real estate    provided that this restriction does not
instruments. This restriction                        or interests therein or issued       prevent the Fund from purchasing or
shall notprevent the Fund                            by companies or investment trusts    selling securities secured by real estate
Fund from investing in                               which invest in real estate or       or interests therein or securities of
securities or other                                  interests therein).                  issuers that invest, deal or otherwise
instruments backed by real                                                                engage in transactions in real estate or
estate or securities of                                                                   interests  therein.
companies engaged in the
real estate business,
including real estate
investment trusts. This
restriction does not
preclude the Fund from
buying securities backed
by mortgages on real
estate or securities of
companies engaged in such
activities. This
restriction shall not
prevent the Fund from
investing in real estate
operating companies
and shares of companies
engaged in other real
estate related businesses.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
No comparable fundamental       1. (Investment in    Invest in other open-end            Proposed to be Eliminated.
investment restriction.         Other Open-End       investment companies.
                                Investment                                               NOTE: The Fund will still be subject to
NOTE: As a matter of non-       Companies)                                               the restrictions ofss.12(d) of the 1940
fundamental policy, the Fund                                                             Act, or any rules or exemptions or
may invest up to 5% of its                                                               interpretations thereunder that may be
total assets in the securities                                                           adopted, granted or issued by the SEC,
of any one investment company,                                                           which restrict an investment company's
but the Fund may not own more                                                            investments in other investment companies.
than 3% of the securities of
any one investment company
or invest more than 10% of
its total assets in the
securities of other investment
companies. In addition, the
Fund may not purchase the
securities of any registered
open-end investment company or
registered unit investment
trust in reliance on Section
12(d)(1)(G) or Section 12(d)
(1)(F) of the 1940 Act, which
permits operation as a "fund
of funds."
----------------------------------------------------------------------------------------------------------------------------------

No comparable fundamental       1.(Oil and Gas       Invest in interests (other than     Proposed to be Eliminated.
investment restriction.         Programs)            debentures or equity stock
                                                     interests) in oil, gas or other
                                                     mineral exploration or development
                                                     programs.
-----------------------------------------------------------------------------------------------------------------------------------
Purchase or sell physical       1. (Commodities)     Purchase or sell commodity          Purchase or sell physical commodities,
commodities unless acquired                          contracts.
as a result of ownership of
securities  or other                                                                     unless acquired as a result of ownership
instruments (but this shall                                                              of securities or other instruments and
not  prevent the Fund from                                                               provided that this restriction does not
purchasing or selling options                                                            prevent the Fund from engaging in
and futures contracts or from                                                            transactions involving curries and futures
investing in securities or                                                               contracts and options thereon or investing
other instruments backed by                                                              in securities or other instruments that
physical commodities).                                                                   are secured by physical commodities.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
No comparable fundamental       2. (Management       Purchase or retain securities       Proposed to be Eliminated.
investment restriction.         Ownership of         of any company in which directors
                                Securities)          or officers of the Company or of
                                                     [Global Advisors], individually
                                                     owning more than  1/2 of 1% of
                                                     of the securities of such company,
                                                     in the aggregate own  more than
                                                     5% of the securities of such
                                                     company.
-----------------------------------------------------------------------------------------------------------------------------------
No comparable fundamental       3. (Control)         Invest in any company for the       Proposed to be Eliminated.
investment restriction.                              purpose of exercising control
                                                     or management.                      NOTE: The Fund will be subject to the
                                                                                         fundamental investment restriction on
                                                                                         diversification described above.
-----------------------------------------------------------------------------------------------------------------------------------
Underwrite securities issued    4. (Underwriting)    Act as an underwriter.              Act as an underwriter except to the extent
by others, except to the                                                                 the  Fund may be deemed to be an
extent that the Fund may be                                                              underwriter when disposing of securities
considered an underwriter                                                                it owns or when selling its own shares.
within the meaning of the
Securities Act of 1933, as
amended (the "Securities Act"),
when reselling securities
held in its own portfolio
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
Issue any senior security       4. (Senior           Issue senior securities.            Issue senior securities, except to the
(as defined in the 1940 Act),   Securities)                                              extent permitted by the 1940 Act or any
except that (a) the Fund may                                                             rules, exemptions or interpretations
engage in transactions that                                                              thereunder that may be adopted, granted or
may result in the issuance                                                               issued by the SEC.
of senior securities to the
extent permitted under
applicable regulations and
interpretations of the 1940
Act, an exemptive order or
interpretation of the staff
of the SEC; (b) the Fund may
acquire other securities, the
acquisition of which may
result in the issuance of a
senior security, to the extent
permitted under applicable
regulations or interpretations
of the 1940 Act; (c) subject
to the restrictions described in
the Fund's SAI, detailed below,
the Fund may borrow money as
authorized by the 1940 Act; and
(d) the Fund may issue multiple
classes of shares in accordance
with regulations of the SEC.
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
No comparable fundamental       4.(Purchase         Purchase on margin or sell short;    Proposed to be Eliminated.
investment restriction.         Securities on       write, buy or sell puts, calls,
                                Margin, Short       straddles or spreads.                NOTE: The Fund will still be subject to
NOTE:  As a matter of non-      Sales and Purchase                                       the fundamental investment restriction on
fundamental policy,the Fund     and Write Options)                                       issuing senior securities described above.
may not may make short sales
of securities, other than
short sales "against the
box," or purchase securities
on margin except for short-
term credits necessary for
clearance of portfolio
transactions, provided that
this restriction will not be
applied to limit the use of
options, futures contracts
and related options, in the
manner otherwise permitted by
the investment restrictions,
policies and investment
program of the Fund, and this
restriction shall not limit
the Fund's ability to make
margin payments in connection
with transactions in currency
future options.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
Make loans, except the Fund,    5. (Lending)         Loan money apart from the           Make loans to other persons except (a)
consistent with its investment                       purchase  of a portion of an        through the lending of its portfolio
program, may (a) purchase                            issue of publicly distributed       securities, (b) through the purchase of
bonds, debentures, other debt                        bonds,debentures, notes and other   debt securities, loan participations and/or
securities and hybrid                                evidences of indebtedness,          engaging in direct corporate loans in
instruments, including short-                        although  the Fund may buy from     accordance with its investment goals and
term obligations; (b) enter                          a bank or broker-dealer U.S.        policies, and (c) to the  extent the entry
into repurchase transactions;                        government obligations with a       into a repurchase agreement is deemed to
(c) lend portfolio securities,                       simultaneous agreement by the       be a loan. The Fund may also makeloans to
provided that the value of                           seller to repurchase them within    other investment companies to the extent
loaned securities does not                           no more than seven days at the      permitted by the 1940 Act or any rules or
exceed 33-1/3% of the Fund's                         original purchase price plus        exemptions or interpretations thereunder
total assets; and (d)                                accrued interest.                   that may be adopted, granted or issued by
make short-term loans to other                                                           the SEC.
investment companies that are
part of the same group of
investment companies, as part
of an interfund loan program,
as allowed by applicable laws,
rules and regulatory orders.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
Borrow money, except that       6. (Borrowing)       Borrow money for any purpose        Borrow money, except to the extent
the Fund may (a) enter into                          other than redeeming its shares     permitted by the 1940 Act or any rules,
commitments to purchase                              or purchasing its shares for        exemptions or interpretations thereunder
securities and instruments                           cancellation, and then only as      that may be adopted, granted or issued by
in accordance with its in-                           a temporary measure up to an         the SEC.
vestment program, including                          amount not exceeding 5% of the
when-issued and delayed-                             value of its total assets; or
delivery transactions,                               pledge, mortgage or hypothecate
reverse repurchase agree-                            its assets for any purpose other
ments and "dollar roll"                              than to secure such borrowings,
transactions, provided that                          and then only up to such extent
the total amount of any                              not exceeding 10% of the value
borrowing does not exceed                            of its total assets as the
33-1/3% of the Fund's total                          Board of Directors may  by
assets at the time of the                            resolution approve. As an
transaction; (b) borrow                              operating policy approved by the
money in an amount not                               Board of Directors, the Fund
to exceed 33-1/3% of the                             will not pledge, mortgage or
value of its total assets                            hypothecate its ssets to the extent
at the time the loan is                              a that at any time the percentage
made; and (c) borrow money                           of pledged assets plus the sales
on a short-term basis from                           commission will exceed 10% of
investment companies that                            the offering price of the shares
are part of the same group                           of the Fund.
of investment companies to
the extent allowed by
applicable laws, rules or
regulatory orders in an
amount not to exceed 33-1/3%
of the value of its total
assets at the time the loan
is made. Borrowings
representing more than
33-1/3% of the Fund's total
assets must be repaid before
the Fund may make additional
investments. Notwithstanding
the foregoing, as a non-
fundamental policy, the
Fund does not intend to
borrow money for leveraging
purposes.
-----------------------------------------------------------------------------------------------------------------------------------
No comparable fundamental       7. (Three Years      Invest more than 5% of the value    Proposed to be Eliminated.
investment restriction.         of Company           of the Fund's total assets in
                                Operation)           securities of issuers which have
                                                     been in continuous operation less
                                                     than three years.
----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
No comparable fundamental       8. (Warrants)        Invest more than 5% of the Fund's   Proposed to be Eliminated.
investment restriction.                              total assets in warrants, whether
                                                     or not listed on the New York
                                                     Stock Exchange or American Stock
                                                     Exchange, including no more than
                                                     2% of its total assets which may
                                                     be invested in warrants that are
                                                     not listed on those exchanges.
                                                     Warrants acquired by the Fund in
                                                     units or attached to securities
                                                     are not included in this restriction.
                                                     This restriction does not apply to
                                                     options on securities indices.
----------------------------------------------------------------------------------------------------------------------------------
No comparable fundamental       9. (Unlisted         Invest more than 15% of the Fund's  Proposed to be Eliminated.
investment restriction.         Foreign Securities   total assets in securities of
                                and Restricted       foreign issuers which are not       NOTE: The Board has adopted a non-
NOTE: The Fund as a matter      Securities)          listed on a recognized U.S. or      fundamental investment restriction,
of non-fundamental policy                            foreign securities exchange,        consistent with the SEC Staff's current
may not invest more than                             including no more than 10% of       position on illiquid securities, which
15% of its net assets in                             its total assets (including         prohibits the Fund from investing more
illiquid securities.                                 warrants) which may be invested     than 15% of its net assets in illiquid
                                                     in securities with a limited        securities.
                                                     trading market. The Fund's posi-
                                                     tion in the in latter type of
                                                     securities may be of such size
                                                     as to affect adversely their
                                                     liquidity and marketability and
                                                     the Fund may not be able to
                                                     dispose of its holdings in these
                                                     securities at the current market
                                                     price.
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL FUND             TEMPLETON FUND       TEMPLETON FUND CURRENT             TEMPLETON FUND PROPOSED
CORRESPONDING FUNDAMENTAL        CURRENT POLICY/     FUNDAMENTAL INVESTMENT             FUNDAMENTAL INVESTMENT
 INVESTMENT                     RESTRICTION          POLICY/RESTRICTION                 RESTRICTION
POLICY/RESTRICTION              NUMBER & SUBJECT     THE FUND MAY NOT:                  THE FUND MAY NOT:
----------------------------------------------------------------------------------------------------------------------------------
Purchase the securities         10. (Industry        Invest more than 25% of the Fund's   Invest more than 25% of its net assets in
of any issuer (other than       Concentration)       total assets in a single industry.   securities of issuers in any one industry
the securities issued or                                                                  (other than securities issued or
guaranteed by the  U.S.                                                                   guaranteed by the U.S. government or any
government or any of its                                                                  of its agencies or instrumentalities or
agencies or instrumentalities,                                                            securities of other investment companies).
repurchase agreements secured
thereby, or tax-exempt
securities issued by
governments or political
subdivisions of governments
except tax-exempt securities
backed only by the assets
or revenues of non-governmental
issuers) if, as a result, 25%
or more of the Fund's total
assets would be invested in the
securities of companies whose
principal business activities
are in the same industry.
This restriction shall not
prevent the Fund from investing
all of its assets in a "master"
fund that has adopted similar
investment objectives, policies
and restrictions.
-----------------------------------------------------------------------------------------------------------------------------------
No comparable fundamental       11. ("Letter"        Invest in "letter stocks" or        Proposed to be Eliminated.
investment restriction.         Stocks)              securities on which  there are
                                                     any sales restrictions under a      NOTE: The Board has adopted a non-fund-
NOTE:  The Fund as a matter                          purchase agreement.                 amental investment restriction, consistent
of non-fundamental policy may                                                            with the SEC Staff's current position on
not invest more than 15% of                                                              illiquid securities, which prohibits the
its net assets in illiquid                                                               Fund from investing more than 15% of its
securities.                                                                              net assets in illiquid securities.
-----------------------------------------------------------------------------------------------------------------------------------
No comparable fundamental       12. (Joint           Participate on a joint or a joint   Proposed to be Eliminated.
investment restriction.         Accounts)            and several  basis in any trading
                                                     account in securities.
-----------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                       TEMPLETON FUND - CLASS A, B, C & R
                        PROSPECTUS DATED JANUARY 1, 2003

The prospectus of Templeton Fund - Class A, B, C and R dated January 1, 2003, is part of this Prospectus/Proxy Statement and will be included in the proxy mailing to all Class A and R shareholders of record.




Prospectus

Templeton Foreign Fund

Templeton Funds, Inc.

CLASS A, B, C & R





January 1, 2003






[Insert Franklin Templeton Investments logo]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]


 2    Goal and Strategies


 4    Main Risks

 8    Performance

10    Fees and Expenses

12    Management

13    Distributions and Taxes

15    Financial Highlights


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


18    Choosing a Share Class

25    Buying Shares

28    Investor Services

32    Selling Shares

34    Account Policies

39    Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover


THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

 GOAL The Fund's investment goal is long-term capital growth.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in the equity securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal circumstances, at least 80% of its net assets in "foreign securities," as defined below, which may include emerging markets. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in foreign securities.


For purposes of the Fund's investments, "foreign securities" means those securities issued by companies:

o   whose principal securities trading markets are outside the U.S.; or

o that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

o   that have a significant portion of their assets outside the U.S.; or

o   that are linked to non-U.S. dollar currencies; or

o that are organized under the laws of, or with principal offices in, another country.

The Fund's definition of "foreign securities" as used in this prospectus may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the Fund may hold foreign securities that other funds may classify differently.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the Fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Fund may invest up to 5% of its total assets in swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

[Begin callout]
The Fund invests primarily in an internationally diversified portfolio of equity securities.
[End callout]

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities or short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.


FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.


CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.


TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

COUNTRY, SECTOR OR INDUSTRY FOCUS To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CREDIT An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

DERIVATIVE SECURITIES The performance of derivative investments depends, at least in part, on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

LIQUIDITY The Fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]


18.25%  0.10%  36.82% 0.35%  11.15%  18.00%  6.65% -4.89%  39.21% -3.67% -7.92%
91      92     93     94     95      96      97    98      99     00     01
                                      YEAR



[Begin callout]
BEST
QUARTER:
Q2 `99
15.60%

WORST
QUARTER:
Q3 `98
-17.24%
[End callout]


1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 2002, the Fund's year-to-date return was -4.65% for Class A.


AVERAGE ANNUAL TOTAL RETURNS


For the periods ended December 31, 2001


                                   1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------
Templeton Foreign Fund - Class A/2
Return Before Taxes                -13.21%      3.38%       7.84%
Return After Taxes on              -13.97%      1.47%       5.93%
Distributions
Return After Taxes on               -7.88%      2.07%       5.74%
Distributions and Sale of Fund
Shares
MSCI EAFE(R)Index/3                -21.21%      1.17%       4.76%
(index reflects no deduction for
fees, expenses, or taxes)

                                                            SINCE
                                                          INCEPTION
                                               1 YEAR     (1/1/99)
--------------------------------------------------------------------
Templeton Foreign Fund - Class B/2            -12.12%       5.60%
MSCI EAFE(R)Index/3                           -21.21%      -4.79%

                                                           SINCE
                                                         INCEPTION
                                   1 YEAR      5 YEARS    (5/1/95)
--------------------------------------------------------------------
Templeton Foreign Fund - Class C/2 -10.35%      3.64%       6.17%
MSCI EAFE(R)Index/3                -21.21%      1.17%       2.63%


                                   1 YEAR      5 YEARS    10 YEARS
Templeton Foreign Fund - Class      -9.05%      4.30%       8.10%
R/2,4
MSCI EAFE(R)Index/3                -21.21%      1.17%       4.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other Classes of shares will vary.


2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. January 1, 1993, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           CLASS A CLASS B CLASS C CLASS R/1
------------------------------------------------------------
Maximum sales charge
(load) as a percentage of
offering price             5.75%   4.00%   1.99%   1.00%
  Load imposed on          5.75%   None    1.00%   None
purchases
  Maximum deferred sales
  charge (load)            None2   4.00%3  0.99%4  1.00%
Redemption Fee/5           2.00%   2.00%   2.00%   2.00%


Please see "Choosing a Share Class" on page 18 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                           CLASS A CLASS B CLASS C CLASS R/1
------------------------------------------------------------
Management fees            0.61%   0.61%   0.61%   0.61%
Distribution and service
(12b-1) fees               0.25%   1.00%   1.00%   0.50%
Other expenses including   0.37%   0.37%   0.37%   0.37%
administration fees/6
                           ---------------------------------
Total annual Fund
operating expenses         1.23%   1.98%   1.98%   1.48%

1.The Fund began offering Class R shares on January 1, 2002. Annual Fund operating expenses are annualized.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 18) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. This fee is only for Market Timers (see page 36).
6. The "Other expense" information in the table has been restated to reflect current fees and expenses.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR    3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                        $693/1    $943     $1,212    $1,978
CLASS B                        $601      $921     $1,268    $2,113/2
CLASS C                        $398      $715     $1,157    $2,383
CLASS R                        $251      $468     $  808    $1,768
If you do not sell your
shares:
CLASS B                        $201      $621     $1,068    $2,113/2
CLASS C                        $299      $715     $1,157    $2,383
CLASS R                        $151      $468     $  808    $1,768


1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT
                              ----------


Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager. Together, Global Advisors and its affiliates manage over $252 billion in assets.


The Fund's lead portfolio manager is:


JEFFREY A. EVERETT CFA, PRESIDENT OF GLOBAL ADVISORS
Mr. Everett has been a manager of the Fund since 2001. He joined Franklin Templeton Investments in 1989.


The following individuals have secondary portfolio management responsibilities:


DALE A. WINNER CFA, SENIOR VICE PRESIDENT of Global Advisors Mr. Winner has been a manager of the Fund since 2001. He joined Franklin Templeton Investments in 1995.

MURDO MURCHISON CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Murchison has been a manager of the Fund since 2001. He joined Franklin Templeton Investments in 1993.

The Fund pays Global Advisors a fee for managing the Fund's assets. For the fiscal year ended August 31, 2002, the Fund paid 0.61% of its average daily net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------


INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o  provide your correct social security or taxpayer identification number,
o  certify that this number is correct,
o  certify that you are not subject to backup withholding, and
o  certify that you are a U.S. person (including a U.S. resident alien).


The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003.


When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------


This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the fiscal year ended 1998 was audited by other auditors.


CLASS A                             YEAR ENDED AUGUST 31,
----------------------------------------------------------------------
                                20025    2001   2000  1999/1    1998
----------------------------------------------------------------------
PER SHARE DATA ($)/2
Net asset value, beginning of    9.69   10.56  10.49   8.43   11.40
year
                                --------------------------------------
 Net investment income            .15     .26    .23    .27     .30
 Net realized and unrealized     (.77)           .25   2.82   (2.11)
gains (losses)                          (.69)
                                --------------------------------------
Total from investment            (.62)  (        .48   3.09   (1.81)
operations                               .43)
                                --------------------------------------
 Distributions from net          (.25)          (.32)  (.26)   (.32)
investment                              (.23)
 income
 Distributions from net           ---           (.09) ( .77)   (.84)
realized                                (.21)
 gains
                                --------------------------------------
Total distributions              (.25)          (.41) (1.03)  (1.16)
                                        (.44)
                                --------------------------------------
Net asset value, end of year     8.82    9.69  10.56  10.49    8.43
                                --------------------------------------
Total return (%)/3              (6.31)          4.79  40.36  (17.89)
                                        (4.08)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1   8,326  9,166  11,489 11,941  10,746
million)
Ratios to average net assets:
(%)
 Expenses                        1.16    1.18   1.15   1.13    1.12
 Net investment income           1.63    2.54   2.14   2.92    2.79
Portfolio turnover rate (%)     34.15   21.38  44.77  26.11   38.27

CLASS B
PER SHARE DATA ($)/2
Net asset value, beginning of    9.56   10.43  10.43   8.39     -
year
                                --------------------------------------
 Net investment income            .08    .18    .16     .14     -
 Net realized and unrealized     (.76)  (.67)   .23    1.90     -
gains
                                ---------------------------------------
Total from investment            (.68)  (.49)   .39    2.04     -
operations
                                ---------------------------------------
 Distributions from net
investment                       (.19)  (.17)  (.30)    -       -
 income
 Distributions from net
realized                           -    (.21)  (.09)    -       -
 gains
                                -----------------------------
Total distributions              (.19)  (.38)  (.39)    -       -
                                -----------------------------
Net asset value, end of year     8.69    9.56  10.43  10.43     -
                                -----------------------------
Total return (%)/3              (7.07)  (4.75)  3.99  24.31     -

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x    87,135  64,360 53,313 16,765
1,000)
Ratios to average net assets:
(%)
 Expenses                        1.91    1.93   1.90   1.91/4
 Net investment income            .88    1.83   1.54   2.14/4
Portfolio turnover rate (%)     34.15   21.38  44.77  26.11


CLASS C
PER SHARE DATA ($)2
Net asset value, beginning of     9.55   10.39   10.31   8.30   11.25
year
                                 --------------------------------------
 Net investment income             .08     .18     .14    .19     .22
 Net realized and unrealized      (.76)   (.66)    .25   2.79  ( 2.07)
gains (losses)
                                 --------------------------------------
Total from investment operations  (.68)   (.48)    .39   2.98  ( 1.85)
                                 --------------------------------------
 Distributions from net           (.18)   (.15)   (.22)  (.20)   (.26)
investment
 income
 Distributions from net realized  ---     (.21)   (.09)  (.77)   (.84)
 gains
                                 --------------------------------------
Total distributions               (.18)   (.36)   (.31)  (.97)  (1.10)
                                 --------------------------------------
Net asset value, end of year      8.69    9.55   10.39   10.31   8.30
                                 --------------------------------------
Total return (%)3                (7.10)  (4.68)   3.94  39.45  (18.46)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1    793     899    1,128  1,196   1,160
million)
Ratios to average net assets:
(%)
 Expenses                         1.91    1.92   1.90    1.88   1.87
 Net investment income             .88    1.80   1.39    2.15   2.07
Portfolio turnover rate (%)      34.15   21.38  44.77   26.11  38.27



CLASS R
PER SHARE DATA ($)
Net asset value, beginning of     $9.30
year
                                 --------
 Net investment income              .14
 Net realized and unrealized       (.63)
gains (losses)
                                 --------
Total from investment operations   (.49)
                                 --------
Net asset value, end of period    $8.81
                                 --------
Total return (%)                  (5.27)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period        $5,641
(000's)
Ratios to average net assets:
(%)
 Expenses                         1.41/4
 Net investment income            1.38/4
Portfolio turnover rate (%)       34.15


1. For the period January 1, 1999 (effective date) to August 31, 1999, for Class B.
2. Based on average weighted shares outstanding effective year ended August 31, 1999.
3. Total return does not include sales charges and is not annualized.
4. Annualized.
5. For the period January 1, 2002 (effective date) to August 31, 2002,
for      Class R.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.



CLASS A            CLASS B        CLASS C        CLASS R
--------------------------------------------------------------------
o  Initial         o  No          o  Initial     o  No initial
   sales charge       initial        sales          sales charge
   of 5.75% or        sales          charge of
   less               charge         1%


o  Deferred sales  o  Deferred    o  Deferred    o  Except for ValuSelect
   charge of 1%       sales          sales          plans, and
   on  purchases      charge of      charge of      plans for
   of $1 million      4% on          1% on          which Franklin
   or more sold       shares you     shares you     Templeton
   within 18          sell           sell           Investments
   months.            within the     within 18      provides
                      first          months         record
                      year,                         keeping,
                      declining                     deferred sales
                      to 1%                         charge of 1%
                      within six                    on shares you
                      years and                     sell within 18
                      eliminated                    months
                      after that                    (charged at
                                                    plan level
                                                    based on
                                                    initial
                                                    investment for
                                                    Qualified
                                                    plans).


o  Lower           o  Higher      o  Higher      o  Higher
   annual             annual         annual         annual
   expenses than      expenses       expenses       expenses than
   Class B, C or      than Class     than Class     Class A due to
   R due to lower     A (same as     A (same as     higher
   distribution       Class C)       Class B)       distribution
   fees               due to         due to         fees (lower
                      higher         higher         than Class B
                      distribution   distribution   and Class C).
                      fees.          fees. No       No conversion
                      Automatic      conversion     to Class A
                      conversion     to Class A     shares, so
                      to Class A     shares, so     annual
                      shares         annual         expenses do
                      after          expenses       not decrease.
                      eight          do not
                      years,         decrease.
                      reducing
                      future
                      annual
                      expenses.




SALES CHARGES - CLASS A

                                THE SALES CHARGE
                             MAKES UP THIS %   WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT  OF THE OFFERING   OF YOUR NET INVESTMENT
                             PRICE
----------------------------------------------------------------------
Under $50,000                5.75              6.10
$50,000 but under $100,000   4.50              4.71
$100,000 but under $250,000  3.50              3.63
$250,000 but under $500,000  2.50              2.56
$500,000 but under $1        2.00              2.04
million


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page22), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 22).


DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES
WITHIN THIS MANY YEARS AFTER    THIS % IS DEDUCTED
BUYING THEM                     FROM YOUR PROCEEDS
                                    AS A CDSC
------------------------------------------------------
1 Year                                    4
2 Years                                   4
3 Years                                   3
4 Years                                   3
5 Years                                   2
6 Years                                   1
7 Years                                   0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 22). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.


RETIREMENT PLANS Class B shares are available to retirement plans for which Franklin Templeton Bank & Trust serves as trustee or custodian, excepting DCS Plans (as defined at page 21.


DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                          THE SALES CHARGE
                          MAKES UP THIS %           WHICH EQUALS THIS %
WHEN YOU INVEST THIS AMOUNT    OF THE OFFERING PRICE     OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------

Under $1 million               1.00                 1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.


CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 22).


DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS Class R shares are available to the following investors:


o  Employer Sponsored Retirement Plans that are not DCS Plans;

o  DCS Plans with assets less than $10 million;

o Investors who open a Franklin Templeton IRA Rollover with less than $1 million other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO, or a rollover of assets from a same employer sponsored Franklin Templeton money purchase plan in existence prior to January 1, 2002, to a new or existing Franklin Templeton profit sharing plan; and

o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.


MAXIMUM PURCHASE AMOUNT The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.


CDSC Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with a Distributor's affiliate for plan trustee services; or
(iii) first purchases fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see page 22).


DISTRIBUTION AND SERVICE (12B-1) FEES Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 30 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------


MINIMUM INVESTMENTS
------------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50 ($25/1   $50 ($25/1
                                        for a        for a
                                        Coverdell    Coverdell
                                        Education    Education
                                        Savings      Savings
                                        Plan)        Plan)
------------------------------------------------------------------
UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Employer sponsored retirement plans     no minimum   no minimum/2
------------------------------------------------------------------
IRAs, IRA rollovers, Coverdell
Education Savings Plans or Roth IRAs    $250         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Full-time employees, officers,          $100         $50
trustees and directors of Franklin
Templeton entities, and their
immediate family members
------------------------------------------------------------------

1. Effective July 1, 2003, the $25 minimum investment will increase to $50.
2. Effective July 1, 2003, there will be a $25 minimum investment.



           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 28). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, money orders and travelers checks as forms of payment to purchase shares.


BUYING SHARES
----------------------------------------------------------------------
                       OPENING AN ACCOUNT     ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic of
hands shaking]
                       Contact your           Contact your
THROUGH YOUR           investment             investment
INVESTMENT             representative         representative
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of     If you have another    Before requesting a
phone and computer]    Franklin Templeton     telephone or online
                       fund account with      purchase into an
BY PHONE/ONLINE        your bank account      existing account,
                       information on file,   please make sure we
(Up to $100,000 per    you may open a new     have your bank account
shareholder per day)   account by phone. At   information on file.
                       this time, a new       If we do not have this
1-800/632-2301         account may not be     information, you will
                       opened online.         need to send written
franklintempleton.com                         instructions with your
                       To make a same day     bank's name and
NOTE:  CERTAIN         investment, your       address, a voided
ACCOUNT TYPES ARE NOT  phone order must be    check or savings
AVAILABLE FOR ONLINE   received and accepted  account deposit slip,
ACCOUNT ACCESS         by us by 1:00 p.m.     and a signature
                       Pacific time or the    guarantee if the bank
                       close of the New York  and Fund accounts do
                       Stock Exchange,        not have at least one
                       whichever is earlier.  common owner. If you
                                              have online access, you
                                              will be able to add or
                                              change bank account
                                              information that we can use
                                              to process additional
                                              purchases into your Franklin
                                              Templeton account.

                                              To make a same day investment,
                                              your phone or online order
                                              must be received and accepted
                                              by us by 1:00 p.m. Pacific
                                              time or the close of the New
                                              York Stock Exchange, whichever
                                              is earlier.
--------------------------------------------------------------------------
                       Make your check        Make your check
[Insert graphic of     payable to  Templeton  payable to Templeton
envelope]              Foreign Fund.          Foreign Fund. Include
                                              your account number on
BY MAIL                Mail the check and     the check.
                       your signed
                       application to         Fill out the deposit
                       Investor Services.     slip from your account
                                              statement. If you do not
                                              have a slip, include a note
                                              with yourname, the Fund
                                              name, and your account
                                              number.

                                              Mail the check and deposit
                                              slip or note to Investor
                                              Services.
----------------------------------------------------------------------
[Insert graphic of     Call  to receive a     Call to receive a wire
three lightning bolts] wire control number    control number and
                       and wire               wire instructions.
                       instructions.
                                              To make a same day
BY WIRE                Wire the funds and     wire investment,
                       mail your signed       please call us by 1:00
1-800/632-2301         application to         p.m. Pacific time and
(or 1-650/312-2000     Investor Services.     make sure your wire
collect)               Please include the     arrives by 3:00 p.m.
                       wire control number
                       or your new account
                       number on the
                       application.

                       To make a same day
                       wire investment, please
                       call us by 1:00 p.m.
                       Pacific time and make
                       sure your wire arrives
                       by 3:00 p.m.
----------------------------------------------------------------------
[Insert graphic of two Call Shareholder       Call Shareholder
arrows pointing in     Services at the        Services at the number
opposite directions]   number below, or send  below or our automated
                       signed written         TeleFACTS system, or
BY EXCHANGE            instructions.   You    send signed written
                       also may place an      instructions. You also
TeleFACTS(R)           online exchange        may place an online
1-800/247-1753         order. The TeleFACTS   exchange order.
(around-the-clock      system cannot be used
access)                to open a new account. (Please see page 30
                                              for information on
franklintempleton.com  (Please see page 30    exchanges.)
                       for information on
                       exchanges.)

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                          ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------


AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment (please see page 25) with your application.


AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.


*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.


RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; add or change your bank account information (online only); add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).


To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.


DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 36).


*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund who do not qualify to buy the Fund's Advisor Class also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.


[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
----------------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------------------------------------
[Insert graphic of    Contact your investment representative
hands shaking]

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed share
envelope]             certificates (if you hold share certificates)
                      to Investor Services. Corporate, partnership
BY MAIL               or trust accounts may need to send additional
                      documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and address on the
                      account, or otherwise according to your written
                      instructions.
-----------------------------------------------------------------------------
[Insert graphic of    As long as your transaction is for $100,000 or
phone and computer]   less, you do not hold share certificates and
                      you have not changed your address by phone or
BY PHONE/ONLINE       online within the last 15 days, you can sell
                      your shares by phone or online.
1-800/632-2301
                      A check will be mailed to the name(s) and
franklintempleton.com address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.


------------------------------------------------------------------------------
[Insert graphic of    You can call, write, or visit us online to
three                 have redemption proceeds sent to a bank
lightning bolts]      account. See the policies above for selling
                      shares by mail, phone, or online.

BY ELECTRONIC FUNDS
TRANSFER (ACH)        Before requesting to have redemption proceeds
                      sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to provide the banking instructions online or send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.


                      If we receive your request in proper form by 1:00
                      p.m. Pacific time, proceeds sent by ACH generally
                      will be available within two to three business days.
----------------------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the fund you  are
two arrows pointing   considering. Prospectuses are available online at
in opposite           franklintempleton.com.
directions]
                      Call Shareholder Services at the number below
BY EXCHANGE           or our automated TeleFACTS system, or send
                      signed written instructions. You also may
TeleFACTS(R)          place an exchange order online.  See the
1-800/247-1753        policies above for selling shares by mail,
(around-the-clock     phone, or online.
access)
                      If you hold share certificates, you will need to return
                      them to the Fund before your exchange can be processed.
----------------------------------------------------------------------------


              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                          ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
  OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM



[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).


You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 29).


INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;


o Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;


o Purchase Fund shares by debiting a bank account that may be owned by you; and


o Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.


If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.


MARKET TIMERS The Fund does not allow investments by Market Timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Identified Market Timers who redeem or exchange their shares of the Fund within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. This redemption fee does not apply to 401(k) participant accounts, accounts not held individually through Franklin Templeton Investor Services, LLC, and funds under the automatic dividend reinvestment program and the systematic withdrawal program.


ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                CLASS A CLASS B CLASS C CLASS R
-----------------------------------------------------------------
COMMISSION (%)                     -     4.00    2.00/3  1.00/5
Investment under $50,000         5.00      -       -       -
$50,000 but under $100,000       3.75      -       -       -
$100,000 but under $250,000      2.80      -       -       -
$250,000 but under $500,000      2.00      -       -       -
$500,000 but under $1 million    1.60      -       -       -
$1 million or more           up to 1.00/1  -       -       -
12B-1 FEE TO DEALER              0.25/1  0.25/2  1.00/4  0.35/5

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.

MARKET TIMERS. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.25% 12b-1 service fee. For purchases at NAV, Distributors will not pay a prepaid commission.
4. Dealers may be eligible to receive up to 0.25% at time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.
5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission paid at the time of purchase.
Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.


[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME            TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services       1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                             6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information           1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                           (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services        1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services           1-800/524-4040    5:30 a.m. to 5:00 p.m.
FTI Institutional Services 1-800/321-8563    6:00 a.m. to 4:00 p.m.
TDD (hearing  impaired)    1-800/851-0637    5:30 a.m. to 5:00 p.m.
TeleFACTS(R) (automated)   1-800/247-1753    (around-the-clock access)


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.



FRANKLIN(R)TEMPLETON(R) INVESTMENTS
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com





You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.




Investment Company Act file #811-2781                           104 P 01/03

                                    EXHIBIT D

                        ANNUAL REPORT TO SHAREHOLDERS OF
                                 TEMPLETON FUND
                    FOR THE FISCAL YEAR ENDED AUGUST 31, 2002

The Annual Report to shareholders of Templeton Fund for the fiscal year ended August 31, 2002, is part of this Prospectus/Proxy Statement and will be included in the proxy mailing to all shareholders of record.





[GRAPHIC OMITTED]

Annual
Report

                                                            AUGUST 31, 2002

TEMPLETON FOREIGN FUND



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
=================================================
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

[GRAPHIC OMITTED]
FRANKLIN[R] TEMPLETON[R]
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]

JEFFREY A. EVERETT, CFA
PORTFOLIO MANAGER
TEMPLETON FOREIGN FUND

EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON FOREIGN FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN FOREIGN SECURITIES.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Templeton Foreign Fund covers the fiscal year ended August 31, 2002. During the 12 months under review, global equity markets experienced uncertainty, and the U.S. market in particular was the focus of worldwide investor attention. The terrorist attacks of September 11, 2001, exacerbated what had begun earlier in 2001: declines in employment, corporate earnings and gross domestic product (GDP) growth in Asia, Europe and the Americas. Paradoxically, the attacks may have contributed to economic recovery, in our opinion. The U.S. Federal Reserve Board (the Fed) continued its efforts to stimulate the economy through cuts in short-term interest rates. The Fed made eleven cuts during 2001, four after September 11. Most nations' central banks followed the U.S. lead and sought economic stimulus through cutting their own interest rates.

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  7

Financial Highlights &
Statement of Investments ... 12

Financial Statements ....... 24

Notes to
Financial Statements ....... 27

Independent
Auditors' Report ........... 32

Tax Designation ............ 33

Board Members
and Officers ............... 35

[GRAPHIC OMITTED]
FUND CATEGORY

Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 17.

In the U.S., the effects of monetary easing became apparent during the fourth quarter of 2001, as GDP grew at a 2.7% annualized rate. This trend continued in the first and second quarters of 2002, with annualized growth rates of 5.0% and 1.3%. However, relatively healthy consumer-related economic data contrasted with negative news on the corporate side. The Enron scandal raised concerns about other potential pitfalls, and as more reports of corporate deception and fraudulent accounting came to light, investors became increasingly suspicious about corporate management credibility and companies' financial statements. Partly as a result, global market volatility spiked to levels not seen since the terrorist attacks and led to general stock price declines. Also contributing to the drop in stock prices were gloomy industry outlooks, led by the information technology and telecommunications services sectors. In addition, ongoing U.S. terrorist fears and geopolitical conflicts added uncertainty to global financial markets. All considered, outside the U.S., equity markets generally declined during the reporting period. Within this environment, Templeton Foreign Fund - Class A produced a -6.31% cumulative total return for the 12-month period ended August 31, 2002, as shown in the Performance Summary beginning on page 7. During the same period, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index (the Index) returned -14.69% in U.S. dollars terms.(1)

[GRAPHIC OMITTED]
Geographic Distribution
Based on Total Net Assets
8/31/02

Europe                 47.6%
Asia                   27.3%
North America           5.8%
Latin America           3.9%
Australia & New
Zealand                 1.9%
Mid-East/Africa         0.1%
Short-Term
Investments & Other
Net Assets             13.4%

1. Source: Standard & Poor's Micropal. The unmanaged MSCI EAFE Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

We attribute the Fund's outperformance relative to the Index to the Fund's stock selection and country allocations. We should remind you that at Templeton, country allocations have always been a function of our stock-by-stock selection, rather than of the investment merits of geographical areas. Stock selection, or bottom-up investing, remains a key tenet of the Templeton approach practiced by our team. Industry sectors that declined sharply in the broad market, such as financials, health care, information technology and telecommunications services, negatively affected the Fund's performance. However, in all of these cases, the negative effect to overall performance was proportionally less severe for the Fund than for the Index. This was especially true in the financial sector, where the Fund benefited from the strong performance of several European bank holdings and from selling some holdings elsewhere. The negative effect was also less severe in the health care sector, in part because we maintained a significantly underweighted position relative to the Index. Within the overall health care sector, many companies experienced significant adverse publicity, particularly in the pharmaceutical industry. In addition to the unfavorable prospects of a group of highly anticipated patent expirations through 2003, many pharmaceutical companies suffered from accounting issues, criminal investigations and rising federal, state and corporate concerns over health care costs.

On the positive side, based on strong stock selection, many of our holdings in consumer-related sectors delivered solid investment results. This was not the case for the Index, as retail,

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
8/31/02

                             % OF TOTAL
                             NET ASSETS
---------------------------------------
Oil & Gas                          8.9%
Banks                              5.7%
Insurance                          5.2%
Chemicals                          4.6%
Diversified Financials             3.9%
Paper & Forest Products            3.8%
Household Durables                 3.5%
Diversified Telecommunication
Services                           3.4%
Electric Utilities                 3.4%
Metals & Mining                    3.1%

TOP 10 COUNTRIES
Based on Equity Securities
8/31/02

                  % OF TOTAL
                  NET ASSETS
----------------------------
U.K.                   12.3%
Hong Kong               9.6%
Japan                   7.7%
Netherlands             6.7%
South Korea             4.9%
Germany                 4.7%
Finland                 4.3%
France                  4.1%
Spain                   3.5%
Sweden                  3.4%

media, and hotel and leisure-related stocks faced challenges during the period and generated negative returns within the Index. In addition, during this difficult time, materials-related stocks' defensiveness worked well for investors, and because we maintained an overweighted position relative to the Index in the materials sector, the Fund's performance benefited in relative and absolute terms.

Geographically, with the exception of Latin America, which was battered by such unfavorable events as Argentina's currency devaluation, Brazil's political uncertainty and Mexico's economic jitters, the Fund performed better than the Index in all major geographic areas. In Asia, the Fund's relatively overweighted positions in China and South Korea drove much of the Fund's outperformance in the region. Although it was difficult for international markets to uncouple from and not track the U.S. market, the South Korean stock market demonstrated that it can happen. The total return for South Korea's stock market during the 12 months ended August 31, 2002, was 60.12% and the U.S. stock market returned -18.57%, with both returns as measured by the respective MSCI country indexes and calculated in U.S. dollars. Although Japanese holdings detracted from the Fund's overall performance, proportionally this country had a smaller effect on the portfolio than it did on the Index, in part because the Fund was relatively underweighted in Japan. During the period, we remained unconvinced about the prospects of measurable corporate reforms in Japan.

In terms of the Fund's activity during the 12-month period, we initiated positions in Rodamco, a Netherlands-based diversified financial company, Israel's Check Point Software, an Internet security provider, and Aventis, a pharmaceutical company in France. On the sell side, we liquidated our positions in two Australian banks, National Australia Bank and Australia & New Zealand Banking Group, because these stocks had appreciated to our target levels. We also sold other positions that achieved our target prices, including Germany's Deutsche Bank, Japan's Fuji Photo Film and Hong Kong's Dairy Farm International Holdings.

Going forward, we believe that U.S. investors will increasingly become more interested in holding non-U.S. stocks. In our opinion, this should result not only from seeking diversification among sectors, countries and currencies, but also from the realization that stock valuations in many countries remain lower than those in the U.S. In addition, we believe that European labor and tax reforms could continue to encourage corporate restructuring, which should attract U.S. investors' attention.

It is important to remember that there are special risks involved with foreign investing related to market, currency, economic, social, political and other factors. Emerging market securities involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 1,164% in the past 14 years, but has suffered 7 quarterly declines of more than 15% during that time.(2) Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These risks and other considerations are discussed in the Fund's prospectus.

TOP 10 EQUITY HOLDINGS
8/31/02

COMPANY
SECTOR/INDUSTRY,             % OF TOTAL
COUNTRY                      NET ASSETS
---------------------------------------

Cheung Kong Holdings Ltd.          2.2%
REAL ESTATE, HONG KONG

Volkswagen AG, ord. & pfd.         2.1%
AUTOMOBILES, GERMANY

DSM NV, Br.                        2.0%
CHEMICALS, NETHERLANDS

Aventis SA                         1.9%
PHARMACEUTICALS, FRANCE

UPM-Kymmene Corp.                  1.7%
PAPER & FOREST PRODUCTS,
FINLAND

Banco Popular Espanol SA           1.7%
BANKS, SPAIN

Alliance & Leicester PLC           1.6%
BANKS, U.K.

Shell Transport &
Trading Co. PLC                    1.5%
OIL & GAS, U.K.

Samsung Electronics
Co. Ltd., ord. & pfd.              1.5%
SEMICONDUCTOR EQUIPMENT &
PRODUCTS, SOUTH KOREA

Eni SpA                            1.5%
OIL & GAS, ITALY

2. Source: Standard & Poor's Micropal. Based on quarterly percentage total return change over 14 years ended 6/30/02. Market return is measured in U.S. dollars. The MSCI Mexico Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in Mexico.

-------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
-------------------------------------------------------------------------------

We thank you for your continued investment in Templeton Foreign Fund and welcome your comments or suggestions.

Sincerely,

/s/JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Foreign Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE        8/31/02        8/31/01
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.87         $8.82          $9.69

DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                          $0.2522

CLASS B                                  CHANGE        8/31/02        8/31/01
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.87         $8.69          $9.56
DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                          $0.1897

CLASS C                                  CHANGE        8/31/02        8/31/01
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.86         $8.69          $9.55
DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                          $0.1780

CLASS R                                  CHANGE        8/31/02         1/1/02
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.49         $8.81          $9.30

ADVISOR CLASS                            CHANGE        8/31/02        8/31/01
-----------------------------------------------------------------------------
Net Asset Value (NAV)                    -$0.88         $8.81          $9.69

DISTRIBUTIONS (9/1/01-8/31/02)
Dividend Income                          $0.2771

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declin- ing from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.                            7

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 22.08% and 3.58%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A                                  1-YEAR         5-YEAR        10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return(1)               -6.31%          8.54%        107.29%
Average Annual Total Return(2)          -11.69%          0.45%          6.93%
Value of $10,000 Investment(3)           $8,831        $10,226        $19,537
Avg. Ann. Total Return (9/30/02)(4)      -8.65%         -2.43%          6.18%

                                                                    INCEPTION
CLASS B                                  1-YEAR         3-YEAR       (1/1/99)
-----------------------------------------------------------------------------
Cumulative Total Return(1)               -7.07%         -7.95%         14.43%
Average Annual Total Return(2)          -10.71%         -3.61%          3.00%
Value of $10,000 Investment(3)           $8,929         $8,955        $11,143
Avg. Ann. Total Return (9/30/02)(4)      -7.59%         -5.75%          0.42%

                                                                    INCEPTION
CLASS C                                  1-YEAR         5-YEAR       (5/1/95)
-----------------------------------------------------------------------------
Cumulative Total Return(1)               -7.10%          4.65%         42.86%
Average Annual Total Return(2)           -8.96%          0.72%          4.84%
Value of $10,000 Investment(3)           $9,104        $10,364        $14,147
Avg. Ann. Total Return (9/30/02)(4)      -5.91%         -2.23%          3.48%

                                                                    INCEPTION
CLASS R                                                              (1/1/02)
-----------------------------------------------------------------------------
Cumulative Total Return(1)                                             -5.27%
Aggregate Total Return(5)                                              -6.22%
Value of $10,000 Investment(3)                                         $9,378
Aggregate Total Return (9/30/02)(4,5)                                 -14.52%

ADVISOR CLASS(6)                         1-YEAR         5-YEAR        10-YEAR
-----------------------------------------------------------------------------
Cumulative Total Return(1)               -6.15%          9.68%        111.89%
Average Annual Total Return(2)           -6.15%          1.87%          7.80%
Value of $10,000 Investment(3)           $9,385        $10,968        $21,189
Avg. Ann. Total Return (9/30/02)(4)      -3.05%         -1.08%          7.04%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

8     Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (9/1/92-8/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Templeton Foreign Fund - Class A with that of the MSCI EAFE Index(7) and the CPI(7) based on a $10,000 investment from 09/01/92 to 8/31/02.

NOTE:FUND PERFORMANCE INCLUDES ALL SALES CHARGES.
-------------------------------------------------

                 TEMPLETON FOREIGN
PERIOD            FUND - CLASS A*  MSCI EAFE INDEX (7)       CPI(7)
9/1/92                  $9,425            $10,000            $10,000
9/30/92                 $9,230             $9,806            $10,028
10/31/92                $8,909             $9,294            $10,063
11/30/92                $8,947             $9,384            $10,077
12/31/92                $9,084             $9,436            $10,070
1/31/93                 $9,242             $9,438            $10,119
2/28/93                 $9,455             $9,726            $10,155
3/31/93                 $9,831            $10,577            $10,190
4/30/93                $10,151            $11,584            $10,219
5/31/93                $10,389            $11,831            $10,233
6/30/93                $10,262            $11,649            $10,248
7/31/93                $10,500            $12,059            $10,248
8/31/93                $11,179            $12,713            $10,276
9/30/93                $11,089            $12,429            $10,298
10/31/93               $11,694            $12,815            $10,340
11/30/93               $11,497            $11,697            $10,347
12/31/93               $12,429            $12,544            $10,347
1/31/94                $13,004            $13,608            $10,375
2/28/94                $12,780            $13,572            $10,411
3/31/94                $12,424            $12,990            $10,446
4/30/94                $12,635            $13,545            $10,461
5/31/94                $12,635            $13,470            $10,468
6/30/94                $12,385            $13,664            $10,503
7/31/94                $12,846            $13,798            $10,532
8/31/94                $13,189            $14,128            $10,574
9/30/94                $12,978            $13,686            $10,603
10/31/94               $13,158            $14,144            $10,610
11/30/94               $12,682            $13,468            $10,624
12/31/94               $12,472            $13,556            $10,624
1/31/95                $12,260            $13,038            $10,666
2/28/95                $12,430            $13,004            $10,709
3/31/95                $12,529            $13,819            $10,744
4/30/95                $12,953            $14,343            $10,780
5/31/95                $13,250            $14,175            $10,801
6/30/95                $13,306            $13,930            $10,823
7/31/95                $13,914            $14,801            $10,823
8/31/95                $13,603            $14,240            $10,851
9/30/95                $13,829            $14,522            $10,873
10/31/95               $13,479            $14,135            $10,909
11/30/95               $13,627            $14,533            $10,901
12/31/95               $13,863            $15,121            $10,893
1/31/96                $14,316            $15,186            $10,958
2/29/96                $14,437            $15,241            $10,993
3/31/96                $14,512            $15,569            $11,050
4/30/96                $14,890            $16,025            $11,093
5/31/96                $15,041            $15,733            $11,114
6/30/96                $15,116            $15,826            $11,121
7/31/96                $14,709            $15,367            $11,142
8/31/96                $15,056            $15,404            $11,163
9/30/96                $15,222            $15,817            $11,199
10/31/96               $15,406            $15,659            $11,234
11/30/96               $15,986            $16,285            $11,256
12/31/96               $16,358            $16,080            $11,256
1/31/97                $16,579            $15,520            $11,292
2/28/97                $16,753            $15,778            $11,327
3/31/97                $16,927            $15,839            $11,355
4/30/97                $17,021            $15,926            $11,369
5/31/97                $17,590            $16,966            $11,362
6/30/97                $18,190            $17,906            $11,376
7/31/97                $18,695            $18,200            $11,389
8/31/97                $18,000            $16,844            $11,411
9/30/97                $19,011            $17,791            $11,439
10/31/97               $17,602            $16,428            $11,468
11/30/97               $17,413            $16,264            $11,461
12/31/97               $17,446            $16,410            $11,447
1/31/98                $17,516            $17,165            $11,469
2/28/98                $18,463            $18,270            $11,491
3/31/98                $19,322            $18,837            $11,513
4/30/98                $19,427            $18,989            $11,534
5/31/98                $18,621            $18,902            $11,554
6/30/98                $17,902            $19,049            $11,568
7/31/98                $17,691            $19,248            $11,582
8/31/98                $14,781            $16,867            $11,596
9/30/98                $14,816            $16,354            $11,610
10/31/98               $16,376            $18,063            $11,638
11/30/98               $16,929            $18,993            $11,638
12/31/98               $16,593            $19,747            $11,631
1/31/99                $16,316            $19,694            $11,659
2/28/99                $16,178            $19,229            $11,673
3/31/99                $17,621            $20,037            $11,708
4/30/99                $19,995            $20,852            $11,793
5/31/99                $19,085            $19,782            $11,793
6/30/99                $20,371            $20,558            $11,793
7/31/99                $20,588            $21,175            $11,828
8/31/99                $20,746            $21,257            $11,857
9/30/99                $20,272            $21,476            $11,914
10/31/99               $20,266            $22,286            $11,935
11/30/99               $21,265            $23,066            $11,942
12/31/99               $23,099            $25,139            $11,942
1/31/00                $21,390            $23,546            $11,978
2/29/00                $20,938            $24,184            $12,049
3/31/00                $21,802            $25,127            $12,148
4/30/00                $21,082            $23,810            $12,155
5/31/00                $21,143            $23,234            $12,170
6/30/00                $21,926            $24,147            $12,233
7/31/00                $21,679            $23,140            $12,261
8/31/00                $21,740            $23,346            $12,261
9/30/00                $21,061            $22,214            $12,325
10/31/00               $20,888            $21,694            $12,346
11/30/00               $20,994            $20,885            $12,353
12/31/00               $22,252            $21,632            $12,346
1/31/01                $22,467            $21,622            $12,423
2/28/01                $22,015            $20,002            $12,473
3/31/01                $20,466            $18,678            $12,502
4/30/01                $21,649            $19,987            $12,552
5/31/01                $21,628            $19,298            $12,608
6/30/01                $21,262            $18,516            $12,630
7/31/01                $20,939            $18,181            $12,594
8/31/01                $20,853            $17,725            $12,594
9/30/01                $18,400            $15,933            $12,651
10/31/01               $19,111            $16,341            $12,608
11/30/01               $20,082            $16,944            $12,587
12/31/01               $20,489            $17,045            $12,538
1/31/02                $20,002            $16,140            $12,566
2/28/02                $20,378            $16,255            $12,617
3/31/02                $21,442            $17,142            $12,687
4/30/02                $21,774            $17,266            $12,758
5/31/02                $22,217            $17,501            $12,758
6/30/02                $21,331            $16,811            $12,766
7/31/02                $19,648            $15,153            $12,780
8/31/02                $19,537            $15,123            $12,822

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Templeton Foreign Fund - Class B with that of the MSCI EAFE Index(7) and the CPI(7) based on a $10,000 investment from 1/01/99 to 8/31/02.

CLASS B (1/1/99-8/31/02)

NOTE: FUND PERFORMANCE INCLUDES APPLICABLE SALES CHARGE.
--------------------------------------------------------

                  TEMPLETON FOREIGN
PERIOD             FUND - CLASS B*   MSCI EAFE INDEX(7)      CPI(7)
1/1/99                 $10,000            $10,000            $10,000
1/31/99                 $9,821             $9,973            $10,024
2/28/99                 $9,738             $9,738            $10,036
3/31/99                $10,584            $10,147            $10,066
4/30/99                $12,014            $10,560            $10,140
5/31/99                $11,454            $10,018            $10,140
6/30/99                $12,217            $10,411            $10,140
7/31/99                $12,348            $10,723            $10,170
8/31/99                $12,431            $10,765            $10,194
9/30/99                $12,133            $10,876            $10,243
10/31/99               $12,136            $11,286            $10,262
11/30/99               $12,714            $11,681            $10,268
12/31/99               $13,808            $12,731            $10,268
1/31/00                $12,779            $11,924            $10,299
2/29/00                $12,506            $12,247            $10,360
3/31/00                $13,015            $12,724            $10,444
4/30/00                $12,581            $12,058            $10,451
5/31/00                $12,606            $11,766            $10,463
6/30/00                $13,064            $12,228            $10,518
7/31/00                $12,903            $11,718            $10,542
8/31/00                $12,928            $11,823            $10,542
9/30/00                $12,519            $11,249            $10,597
10/31/00               $12,403            $10,986            $10,615
11/30/00               $12,467            $10,576            $10,621
12/31/00               $13,203            $10,955            $10,615
1/31/01                $13,319            $10,949            $10,682
2/28/01                $13,048            $10,129            $10,724
3/31/01                $12,121             $9,459            $10,749
4/30/01                $12,817            $10,122            $10,792
5/31/01                $12,804             $9,772            $10,841
6/30/01                $12,572             $9,377            $10,859
7/31/01                $12,379             $9,207            $10,829
8/31/01                $12,314             $8,976            $10,829
9/30/01                $10,859             $8,068            $10,877
10/31/01               $11,268             $8,275            $10,840
11/30/01               $11,847             $8,580            $10,822
12/31/01               $12,075             $8,632            $10,780
1/31/02                $11,773             $8,173            $10,804
2/28/02                $11,983             $8,231            $10,848
3/31/02                $12,615             $8,681            $10,908
4/30/02                $12,787             $8,743            $10,970
5/31/02                $13,050             $8,862            $10,970
6/30/02                $12,523             $8,513            $10,976
7/31/02                $11,522             $7,674            $10,988
8/31/02                $11,143             $7,658            $11,024

AVERAGE ANNUAL TOTAL RETURN

CLASS A                  8/31/02
--------------------------------
1-Year                   -11.69%
5-Year                     0.45%
10-Year                    6.93%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                  8/31/02
--------------------------------
1-Year                   -10.71%
3-Year                    -3.61%
Since Inception (1/1/99)   3.00%

Past performance does not guarantee future results.                            9

AVERAGE ANNUAL TOTAL RETURN

CLASS C                  8/31/02
--------------------------------
1-Year                    -8.96%
5-Year                     0.72%
Since Inception (5/1/95)   4.84%


AGGREGATE TOTAL RETURN(5)

CLASS R                  8/31/02
--------------------------------
Since Inception (1/1/02)  -6.22%


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)         8/31/02
--------------------------------
1-Year                    -6.15%
5-Year                     1.87%
10-Year                    7.80%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Templeton Foreign Fund - Class C with that of the MSCI EAFE Index(7) and the CPI(7) based on a $10,000 investment from 5/01/95 to 8/31/02.

CLASS C 5/1/95-8/31/02)

NOTE: FUND PERFORMANCE INCLUDES ALL SALES CHARGES.
--------------------------------------------------

                  TEMPLETON FOREIGN
PERIOD                 FUND - C*     MSCI EAFE INDEX(7)       CPI(7)
5/1/95                  $9,903            $10,000            $10,000
5/31/95                $10,119             $9,883            $10,020
6/30/95                $10,162             $9,712            $10,040
7/31/95                $10,617            $10,319            $10,040
8/31/95                $10,379             $9,928            $10,066
9/30/95                $10,541            $10,125            $10,086
10/31/95               $10,261             $9,855            $10,120
11/30/95               $10,386            $10,132            $10,112
12/31/95               $10,551            $10,542            $10,105
1/31/96                $10,897            $10,588            $10,165
2/29/96                $10,978            $10,626            $10,198
3/31/96                $11,024            $10,854            $10,251
4/30/96                $11,313            $11,172            $10,291
5/31/96                $11,416            $10,969            $10,310
6/30/96                $11,463            $11,034            $10,316
7/31/96                $11,139            $10,714            $10,336
8/31/96                $11,393            $10,740            $10,356
9/30/96                $11,520            $11,027            $10,389
10/31/96               $11,654            $10,917            $10,422
11/30/96               $12,084            $11,354            $10,442
12/31/96               $12,353            $11,211            $10,442
1/31/97                $12,509            $10,821            $10,475
2/28/97                $12,641            $11,000            $10,508
3/31/97                $12,761            $11,043            $10,534
4/30/97                $12,833            $11,104            $10,547
5/31/97                $13,242            $11,829            $10,540
6/30/97                $13,686            $12,484            $10,553
7/31/97                $14,059            $12,689            $10,565
8/31/97                $13,518            $11,744            $10,586
9/30/97                $14,287            $12,404            $10,612
10/31/97               $13,219            $11,454            $10,639
11/30/97               $13,063            $11,339            $10,632
12/31/97               $13,081            $11,441            $10,619
1/31/98                $13,121            $11,967            $10,640
2/28/98                $13,824            $12,738            $10,660
3/31/98                $14,462            $13,133            $10,680
4/30/98                $14,542            $13,239            $10,699
5/31/98                $13,917            $13,178            $10,719
6/30/98                $13,373            $13,281            $10,731
7/31/98                $13,214            $13,419            $10,744
8/31/98                $11,022            $11,759            $10,757
9/30/98                $11,049            $11,402            $10,770
10/31/98               $12,195            $12,593            $10,796
11/30/98               $12,613            $13,242            $10,796
12/31/98               $12,359            $13,768            $10,789
1/31/99                $12,135            $13,730            $10,815
2/28/99                $12,031            $13,406            $10,828
3/31/99                $13,090            $13,969            $10,861
4/30/99                $14,849            $14,538            $10,940
5/31/99                $14,163            $13,792            $10,940
6/30/99                $15,102            $14,333            $10,940
7/31/99                $15,266            $14,763            $10,973
8/31/99                $15,371            $14,820            $10,999
9/30/99                $14,998            $14,973            $11,052
10/31/99               $15,002            $15,538            $11,072
11/30/99               $15,719            $16,081            $11,079
12/31/99               $17,067            $17,527            $11,079
1/31/00                $15,806            $16,416            $11,112
2/29/00                $15,453            $16,861            $11,177
3/31/00                $16,083            $17,518            $11,269
4/30/00                $15,545            $16,600            $11,276
5/31/00                $15,576            $16,199            $11,289
6/30/00                $16,145            $16,835            $11,348
7/31/00                $15,945            $16,133            $11,374
8/31/00                $15,976            $16,277            $11,374
9/30/00                $15,468            $15,487            $11,433
10/31/00               $15,324            $15,125            $11,453
11/30/00               $15,419            $14,561            $11,460
12/31/00               $16,312            $15,082            $11,453
1/31/01                $16,456            $15,075            $11,525
2/28/01                $16,121            $13,945            $11,571
3/31/01                $14,973            $13,022            $11,598
4/30/01                $15,834            $13,935            $11,644
5/31/01                $15,818            $13,454            $11,696
6/30/01                $15,531            $12,909            $11,716
7/31/01                $15,292            $12,676            $11,683
8/31/01                $15,228            $12,358            $11,683
9/30/01                $13,426            $11,108            $11,736
10/31/01               $13,932            $11,393            $11,696
11/30/01               $14,631            $11,813            $11,676
12/31/01               $14,912            $11,884            $11,631
1/31/02                $14,554            $11,253            $11,657
2/28/02                $14,815            $11,333            $11,704
3/31/02                $15,580            $11,952            $11,770
4/30/02                $15,808            $12,038            $11,836
5/31/02                $16,133            $12,201            $11,836
6/30/02                $15,482            $11,721            $11,843
7/31/02                $14,245            $10,565            $11,856
8/31/02                $14,147            $10,544            $11,895

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Templeton Foreign Fund - Class R with that of the MSCI EAFE Index(7) and the CPI(7) based on a $10,000 investment from 1/01/02 to 8/31/02.

CLASS R (1/1/02-8/31/02)

NOTE: FUND PERFORMANCE INCLUDES APPLICABLE SALES CHARGE.
--------------------------------------------------------

Period Templeton Foreign Fund - R Class MSCI EAFE Index CPI Templeton Foreign Fund - R Class 1/1/02 $10,000 $10,000 $10,000 1/31/02 $9,710 $9,469 $10,023
-2.90%

                  TEMPLETON FOREIGN
PERIOD                 FUND - R     MSCI EAFE INDEX(7)       CPI(7)
1/1/02
2/28/02                 $9,882             $9,536            $10,063
3/31/02                $10,409            $10,057            $10,119
4/30/02                $10,559            $10,129            $10,176
5/31/02                $10,775            $10,267            $10,176
6/30/02                $10,345             $9,863            $10,182
7/31/02                 $9,528             $8,890            $10,193
8/31/02                 $9,378             $8,872            $10,227

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Templeton Foreign Fund - Advisor Class with that of the MSCI EAFE Index(7) and the CPI(7) based on a $10,000 investment from 09/01/92 to 8/31/02.

ADVISOR CLASS (9/1/92-8/31/02)(8)

                   TEMPLETON FOREIGN
PERIOD              FUND - ADVISOR        MSCI EAFE
                         CLASS            INDEX(7)            CPI(7)
9/1/92                 $10,000            $10,000            $10,000
9/30/92                 $9,794             $9,806            $10,028
10/31/92                $9,453             $9,294            $10,063
11/30/92                $9,494             $9,384            $10,077
12/31/92                $9,640             $9,436            $10,070
1/31/93                 $9,808             $9,438            $10,119
2/28/93                $10,034             $9,726            $10,155
3/31/93                $10,433            $10,577            $10,190
4/30/93                $10,772            $11,584            $10,219
5/31/93                $11,025            $11,831            $10,233
6/30/93                $10,889            $11,649            $10,248
7/31/93                $11,143            $12,059            $10,248
8/31/93                $11,863            $12,713            $10,276
9/30/93                $11,768            $12,429            $10,298
10/31/93               $12,409            $12,815            $10,340
11/30/93               $12,201            $11,697            $10,347
12/31/93               $13,189            $12,544            $10,347
1/31/94                $13,800            $13,608            $10,375
2/28/94                $13,562            $13,572            $10,411
3/31/94                $13,185            $12,990            $10,446
4/30/94                $13,409            $13,545            $10,461
5/31/94                $13,409            $13,470            $10,468
6/30/94                $13,144            $13,664            $10,503
7/31/94                $13,633            $13,798            $10,532
8/31/94                $13,997            $14,128            $10,574
9/30/94                $13,773            $13,686            $10,603
10/31/94               $13,964            $14,144            $10,610
11/30/94               $13,459            $13,468            $10,624
12/31/94               $13,235            $13,556            $10,624
1/31/95                $13,010            $13,038            $10,666
2/28/95                $13,190            $13,004            $10,709
3/31/95                $13,296            $13,819            $10,744
4/30/95                $13,746            $14,343            $10,780
5/31/95                $14,061            $14,175            $10,801
6/30/95                $14,122            $13,930            $10,823
7/31/95                $14,767            $14,801            $10,823
8/31/95                $14,436            $14,240            $10,851
9/30/95                $14,676            $14,522            $10,873
10/31/95               $14,304            $14,135            $10,909
11/30/95               $14,462            $14,533            $10,901
12/31/95               $14,712            $15,121            $10,893
1/31/96                $15,193            $15,186            $10,958
2/29/96                $15,321            $15,241            $10,993
3/31/96                $15,400            $15,569            $11,050
4/30/96                $15,801            $16,025            $11,093
5/31/96                $15,960            $15,733            $11,114
6/30/96                $16,040            $15,826            $11,121
7/31/96                $15,607            $15,367            $11,142
8/31/96                $15,975            $15,404            $11,163
9/30/96                $16,151            $15,817            $11,199
10/31/96               $16,347            $15,659            $11,234
11/30/96               $16,961            $16,285            $11,256
12/31/96               $17,356            $16,080            $11,256
1/31/97                $17,763            $15,520            $11,292
2/28/97                $17,965            $15,778            $11,327
3/31/97                $18,152            $15,839            $11,355
4/30/97                $18,270            $15,926            $11,369
5/31/97                $18,878            $16,966            $11,362
6/30/97                $19,520            $17,906            $11,376
7/31/97                $20,078            $18,200            $11,389
8/31/97                $19,317            $16,844            $11,411
9/30/97                $20,417            $17,791            $11,439
10/31/97               $18,900            $16,428            $11,468
11/30/97               $18,716            $16,264            $11,461
12/31/97               $18,750            $16,410            $11,447
1/31/98                $18,825            $17,165            $11,469
2/28/98                $19,842            $18,270            $11,491
3/31/98                $20,782            $18,837            $11,513
4/30/98                $20,894            $18,989            $11,534
5/31/98                $20,029            $18,902            $11,554
6/30/98                $19,238            $19,049            $11,568
7/31/98                $19,013            $19,248            $11,582
8/31/98                $15,887            $16,867            $11,596
9/30/98                $15,925            $16,354            $11,610
10/31/98               $17,599            $18,063            $11,638
11/30/98               $18,217            $18,993            $11,638
12/31/98               $17,854            $19,747            $11,631
1/31/99                $17,556            $19,694            $11,659
2/28/99                $17,428            $19,229            $11,673
3/31/99                $18,960            $20,037            $11,708
4/30/99                $21,535            $20,852            $11,793
5/31/99                $20,555            $19,782            $11,793
6/30/99                $21,938            $20,558            $11,793
7/31/99                $22,173            $21,175            $11,828
8/31/99                $22,344            $21,257            $11,857
9/30/99                $21,832            $21,476            $11,914
10/31/99               $21,836            $22,286            $11,935
11/30/99               $22,913            $23,066            $11,942
12/31/99               $24,911            $25,139            $11,942
1/31/00                $23,067            $23,546            $11,978
2/29/00                $22,578            $24,184            $12,049
3/31/00                $23,534            $25,127            $12,148
4/30/00                $22,755            $23,810            $12,155
5/31/00                $22,821            $23,234            $12,170
6/30/00                $23,665            $24,147            $12,233
7/31/00                $23,398            $23,140            $12,261
8/31/00                $23,463            $23,346            $12,261
9/30/00                $22,731            $22,214            $12,325
10/31/00               $22,542            $21,694            $12,346
11/30/00               $22,680            $20,885            $12,353
12/31/00               $24,036            $21,632            $12,346
1/31/01                $24,269            $21,622            $12,423
2/28/01                $23,803            $20,002            $12,473
3/31/01                $22,127            $18,678            $12,502
4/30/01                $23,409            $19,987            $12,552
5/31/01                $23,409            $19,298            $12,608
6/30/01                $23,013            $18,516            $12,630
7/31/01                $22,663            $18,181            $12,594
8/31/01                $22,570            $17,725            $12,594
9/30/01                $19,939            $15,933            $12,651
10/31/01               $20,678            $16,341            $12,608
11/30/01               $21,756            $16,944            $12,587
12/31/01               $22,191            $17,045            $12,538
1/31/02                $21,663            $16,140            $12,566
2/28/02                $22,072            $16,255            $12,617
3/31/02                $23,251            $17,142            $12,687
4/30/02                $23,588            $17,266            $12,758
5/31/02                $24,093            $17,501            $12,758
6/30/02                $23,131            $16,811            $12,766
7/31/02                $21,304            $15,153            $12,780
8/31/02                $21,189            $15,123            $12,822

7. Source: Standard & Poor's Micropal. The MSCI EAFE Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East.
8. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

10     Past performance does not guarantee future results.

TEMPLETON FOREIGN FUND

CLASS A

If you had invested $10,000 in Templeton Foreign Fund - Class A at inception, it would have been worth $106,179 on August 31, 2002. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through August 31, 2002.*

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This chart shows in a logarithmic format the growth of a $10,000 investment in Templeton Foreign Fund - Class A from 10/05/82 to 08/31/02.

NOTE: FUND PERFORMANCE INCLUDES MAXIMUM SALES CHARGE.
-----------------------------------------------------

TEMPLETON FOREIGN FUND - CLASS A

                 PRINCIPAL +      PRINCIPAL +
                  DIVIDENDS        CAP GAINS      TOTAL VALUE          CPI           PRINCIPAL         INCOME          CAP GAINS
10/5/82            $9,423           $9,423           $9,423          $10,000           $9,423               $0               $0
12/31/82           $9,823           $9,823           $9,823           $9,965           $9,823               $0               $0
12/31/83          $13,362          $13,217          $13,410          $10,343          $13,169             $193              $48
12/31/84          $13,094          $12,759          $13,250          $10,751          $12,603             $491             $156
12/31/85          $16,566          $15,735          $16,812          $11,160          $15,489           $1,077             $246
12/31/86          $19,903          $19,896          $21,648          $11,282          $18,151           $1,752           $1,745
12/31/87          $23,252          $24,190          $27,006          $11,782          $20,436           $2,816           $3,754
12/31/88          $26,865          $28,790          $32,946          $12,303          $22,709           $4,156           $6,081
12/31/89          $33,854          $36,619          $43,006          $12,875          $27,467           $6,387           $9,152
12/31/90          $31,870          $34,542          $41,712          $13,662          $24,700           $7,170           $9,842
12/31/91          $36,198          $40,076          $49,325          $14,080          $26,949           $9,249          $13,127
12/31/92          $34,964          $39,496          $49,372          $14,488          $25,088           $9,876          $14,408
12/31/93          $47,393          $53,489          $67,549          $14,886          $33,333          $14,060          $20,156
12/31/94          $45,397          $53,552          $67,783          $15,284          $31,166          $14,231          $22,386
12/31/95          $49,210          $58,571          $75,343          $15,672          $32,438          $16,772          $26,133
12/31/96          $57,909          $67,602          $88,903          $16,192          $36,608          $21,301          $30,994
12/31/97          $58,220          $71,753          $94,815          $16,468          $35,158          $23,062          $36,595
12/31/98          $51,688          $68,140          $90,181          $16,733          $29,647          $22,041          $38,493
12/31/99          $72,959          $92,229         $125,541          $17,181          $39,647          $33,312          $52,582
12/31/00          $69,994          $87,478         $120,935          $17,764          $36,537          $33,457          $50,941
12/31/01          $65,785          $78,257         $111,356          $18,039          $32,686          $33,099          $45,571
8/31/02           $62,727          $74,618         $106,179          $18,447          $31,166          $31,561          $43,452

===Total Value of Investment with Capital Gains and Dividends Reinvested

---Value of Investment with Capital Gains Reinvested

- -Value of Investment with Dividends Reinvested

= =Consumer Price Index

*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers four other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.                           11

TEMPLETON FOREIGN FUND
Financial Highlights

                                                                                              CLASS A
                                                         ---------------------------------------------------------------------------
                                                                                       YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------------------
                                                               2002            2001            2000           1999            1998
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................        $9.69          $10.56          $10.49          $8.43          $11.40
                                                         ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................          .15             .26             .23            .27             .30
 Net realized and unrealized gains (losses) ..........         (.77)           (.69)            .25           2.82           (2.11)
                                                         ---------------------------------------------------------------------------
Total from investment operations .....................         (.62)           (.43)            .48           3.09           (1.81)
                                                         ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................         (.25)           (.23)           (.32)          (.26)           (.32)
 Net realized gains ..................................           --            (.21)           (.09)          (.77)           (.84)
                                                         ---------------------------------------------------------------------------
Total distributions ..................................         (.25)           (.44)           (.41)         (1.03)          (1.16)
                                                         ---------------------------------------------------------------------------
Net asset value, end of year .........................        $8.82           $9.69          $10.56         $10.49           $8.43
                                                         ===========================================================================
Total return* ........................................      (6.31)%         (4.08)%           4.79%         40.36%        (17.89)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $8,325,977      $9,165,696     $11,489,339    $11,940,654     $10,745,504
Ratios to average net assets
 Expenses ............................................        1.16%           1.18%           1.15%          1.13%           1.12%
 Net investment income ...............................        1.63%           2.54%           2.14%          2.92%           2.79%
Portfolio turnover rate ..............................       34.15%          21.38%          44.77%         26.11%          38.27%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                                      CLASS B
                                                            ------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                            ------------------------------------------------------
                                                               2002            2001            2000          1999+
                                                            ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................        $9.56          $10.43          $10.43          $8.39
                                                            ------------------------------------------------------
Income from investment operations:
 Net investment income ...............................          .08             .18             .16            .14
 Net realized and unrealized gains (losses) ..........         (.76)           (.67)            .23           1.90
                                                            ------------------------------------------------------
Total from investment operations .....................         (.68)           (.49)            .39           2.04
                                                            ------------------------------------------------------
Less distributions from:
 Net investment income ...............................         (.19)           (.17)           (.30)            --
 Net realized gains ..................................           --            (.21)           (.09)            --
                                                            ------------------------------------------------------
Total distributions ..................................         (.19)           (.38)           (.39)            --
                                                            ------------------------------------------------------
Net asset value, end of year .........................        $8.69           $9.56          $10.43         $10.43
                                                            ======================================================
Total return* ........................................      (7.07)%         (4.75)%           3.99%         24.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................      $87,135         $64,360         $53,313        $16,765
Ratios to average net assets:
 Expenses ............................................        1.91%           1.93%           1.90%          1.91%**
 Net investment income ...............................         .88%           1.83%           1.54%          2.14%**
Portfolio turnover rate ..............................       34.15%          21.38%          44.77%        26.11%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 1, 1999 (effective date) to August 31, 1999.
++Based on average weighted shares outstanding.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                                              CLASS C
                                                           -------------------------------------------------------------------------
                                                                                       YEAR ENDED AUGUST 31,
                                                           -------------------------------------------------------------------------
                                                               2002            2001            2000           1999            1998
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................        $9.55          $10.39          $10.31          $8.30          $11.25
                                                           -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................          .08             .18             .14            .19             .22
 Net realized and unrealized gains (losses) ..........         (.76)           (.66)            .25           2.79           (2.07)
                                                           -------------------------------------------------------------------------
Total from investment operations .....................         (.68)           (.48)            .39           2.98           (1.85)
Less distributions from:
 Net investment income ...............................         (.18)           (.15)           (.22)          (.20)           (.26)
 Net realized gains ..................................           --            (.21)           (.09)          (.77)           (.84)
                                                           -------------------------------------------------------------------------
Total distributions ..................................         (.18)           (.36)           (.31)          (.97)          (1.10)
Net asset value, end of year .........................        $8.69           $9.55          $10.39         $10.31           $8.30
                                                           =========================================================================

Total return* ........................................      (7.10)%         (4.68)%           3.94%         39.45%        (18.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................     $793,143        $899,275      $1,127,869     $1,196,084      $1,159,810
Ratios to average net assets:
 Expenses ............................................        1.91%           1.92%           1.90%          1.88%           1.87%
 Net investment income ...............................         .88%           1.80%           1.39%          2.15%           2.07%
Portfolio turnover rate ..............................       34.15%          21.38%          44.77%         26.11%          38.27%

*Total return does not reflect sales commissions or the contingent deferred sales charge.
+Based on average weighted shares outstanding effective year ended
August 31, 1999.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                                          CLASS R
                                                                                       ----------------
                                                                                        PERIOD ENDED
                                                                                       AUGUST 31, 2002+
                                                                                       ----------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................................           $9.30
                                                                                       ----------------
Income from investment operations:
 Net investment income ............................................................             .14
 Net realized and unrealized losses ...............................................            (.63)
                                                                                       ----------------
Total from investment operations ..................................................            (.49)
                                                                                       ----------------
Net asset value, end of period ....................................................           $8.81
                                                                                       ================
Total return* .....................................................................         (5.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................................          $5,641
Ratios to average net assets:
 Expenses .........................................................................           1.41%**
 Net investment income ............................................................           1.38%**
Portfolio turnover rate ...........................................................          34.15%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 2, 2002 (effective date) to August 31, 2002.
++Based on average weighted shares outstanding.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                           ADVISOR CLASS
                                                           -------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,
                                                           -------------------------------------------------------------------------
                                                               2002            2001            2000           1999            1998
                                                           -------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $9.69          $10.56          $10.50          $8.44          $11.42
                                                           -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................................       .17             .28             .26            .29             .33
 Net realized and unrealized gains (losses) .............      (.77)           (.68)            .24           2.81           (2.12)
                                                           -------------------------------------------------------------------------
Total from investment operations ........................      (.60)           (.40)            .50           3.10           (1.79)
                                                           -------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.28)           (.26)           (.35)          (.27)           (.35)
 Net realized gains .....................................        --            (.21)           (.09)          (.77)           (.84)
                                                           -------------------------------------------------------------------------
Total distributions .....................................      (.28)           (.47)           (.44)         (1.04)          (1.19)
                                                           -------------------------------------------------------------------------
Net asset value, end of year ............................     $8.81           $9.69          $10.56         $10.50           $8.44
                                                           =========================================================================

Total return ............................................   (6.15)%         (3.81)%           5.03%         40.65%        (17.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $297,866        $102,846        $117,129        $77,203         $50,022
Ratios to average net assets:
 Expenses ...............................................      .91%            .93%            .90%           .88%            .87%
 Net investment income ..................................     1.88%           2.78%           2.45%          3.18%           3.08%
Portfolio turnover rate .................................    34.15%          21.38%          44.77%         26.11%          38.27%

+Based on average weighted shares outstanding effective year ended August 31, 1998.

16                              See notes to financial statements.

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2002

                                                                    COUNTRY               SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 77.8%
     AEROSPACE & DEFENSE 2.6%
     BAE Systems PLC ......................................      United Kingdom          26,910,566        $  127,382,368
     Rolls-Royce PLC ......................................      United Kingdom          54,430,103           118,509,351
                                                                                                           --------------
                                                                                                              245,891,719
                                                                                                           --------------
     AIR FREIGHT & COURIERS
     Exel PLC .............................................      United Kingdom              98,190             1,120,956
     Yamato Transport Co. Ltd. ............................           Japan                  25,000               424,873
                                                                                                           --------------
                                                                                                                1,545,829
                                                                                                           --------------
     AIRLINES .7%
     Qantas Airways Ltd. ..................................         Australia             8,840,760            20,356,276
     Qantas Airways Ltd., 144A ............................         Australia             1,346,661             3,100,752
     Singapore Airlines Ltd. ..............................         Singapore             6,165,985            40,875,176
                                                                                                           --------------
                                                                                                               64,332,204
                                                                                                           --------------
     AUTO COMPONENTS 2.0%
     Autoliv Inc., SDR ....................................          Sweden               4,384,495            95,514,117
     Denso Corp. ..........................................           Japan               3,381,300            53,757,437
     Valeo SA .............................................          France               1,196,539            46,116,412
                                                                                                           --------------
                                                                                                              195,387,966
                                                                                                           --------------
     AUTOMOBILES .1%
     Volkswagen AG ........................................          Germany                167,757             7,683,049
                                                                                                           --------------
     BANKS 5.7%
     Abbey National PLC ...................................      United Kingdom           4,503,600            51,971,314
     Alliance & Leicester PLC .............................      United Kingdom          10,961,237           147,602,395
     Allied Irish Banks PLC ...............................      Irish Republic              70,600               913,934
     Banco Popular Espanol SA .............................           Spain               3,954,051           157,009,576
     Danske Bank ..........................................          Denmark                 84,000             1,475,543
     Lloyds TSB Group PLC .................................      United Kingdom            2,145,090           18,549,080
     Nordea AB ............................................          Sweden               7,074,980            33,236,745
     Royal Bank of Scotland Group PLC .....................      United Kingdom              45,000             1,074,097
     San Paolo-IMI SpA ....................................           Italy               4,986,600            41,421,330
    *UBS AG ...............................................        Switzerland            1,798,119            84,714,633
                                                                                                           --------------
                                                                                                              537,968,647
                                                                                                           --------------
     BEVERAGES .2%
     PanAmerican Beverages Inc., A ........................          Mexico                ,588,180            16,120,027
                                                                                                           --------------
     BIOTECHNOLOGY .6%
    *CellTech Group PLC ...................................      United Kingdom          10,050,800            59,158,936
    *CK Life Sciences International (Holdings) Inc. .......         Hong Kong             1,117,611               260,778
     Serono SA, B .........................................        Switzerland                  809               461,469
                                                                                                           --------------
                                                                                                               59,881,183
                                                                                                           --------------
     BUILDING PRODUCTS .1%
     Toto Ltd. ............................................           Japan               1,622,000             6,867,490
                                                                                                           --------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)

                                                                      COUNTRY              SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     CHEMICALS 4.6%
     Akzo Nobel NV ........................................        Netherlands            2,168,895        $   80,869,869
     BASF AG ..............................................          Germany              2,638,216           109,054,609
     Bayer AG, Br. ........................................          Germany              2,339,203            55,516,155
     DSM NV, Br. ..........................................        Netherlands            4,323,595           188,601,822
     Shin-Etsu Chemical Co. Ltd. ..........................           Japan                  23,000               830,262
                                                                                                           --------------
                                                                                                              434,872,717
                                                                                                           --------------
     COMMERCIAL SERVICES & SUPPLIES .7%
     Chubb PLC ............................................      United Kingdom            16,117,799          33,160,604
    *ISS A/S ..............................................          Denmark                 15,700               692,576
     Societe BIC SA .......................................          France                 818,992            31,324,227
                                                                                                           --------------
                                                                                                               65,177,407
                                                                                                           --------------
     COMPUTERS & PERIPHERALS .9%
     Compal Electronics Inc. ..............................          Taiwan              41,280,000            38,935,436
     NEC Corp. ............................................           Japan              7,934,000             44,232,058
                                                                                                           --------------
                                                                                                               83,167,494
                                                                                                           --------------
     CONSTRUCTION MATERIALS 1.5%
     Cemex SA .............................................          Mexico               3,853,718            18,376,994
     Cemex SA, ADR ........................................          Mexico               4,352,202           102,494,357
     Cheung Kong Infrastructure Holdings Ltd. .............         Hong Kong            10,961,237            19,112,023
                                                                                                           --------------
                                                                                                              139,983,374
                                                                                                           --------------
     DIVERSIFIED FINANCIALS 3.9%
     Amvescap PLC .........................................      United Kingdom              73,000               492,915
     Banca Fideuram SpA ...................................           Italy               3,437,000            17,358,926
    *First Pacific Co. Ltd. ...............................         Hong Kong            21,154,000             3,010,396
     ING Groep NV .........................................        Netherlands               42,000               916,876
     Mediolanum SpA .......................................           Italy                  80,400               455,743
     Nomura Holdings Inc. .................................           Japan               5,340,480            70,401,638
     Rodamco Europe NV ....................................        Netherlands            3,395,550           138,195,635
     Swire Pacific Ltd., A ................................         Hong Kong            24,142,522           109,261,089
    *WCM Beteiligungs & Grundbesitz AG ....................          Germany             11,500,000            34,623,608
                                                                                                           --------------
                                                                                                              374,716,826
                                                                                                           --------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
     BCE Inc. .............................................          Canada                 123,300             2,244,692
     Cable & Wireless PLC .................................      United Kingdom          31,053,094            77,098,331
     KT Corp., ADR ........................................        South Korea            2,603,234            59,119,444
     Nippon Telegraph & Telephone Corp. ...................           Japan                  23,520            92,441,446
     Telecom Corp. of New Zealand Ltd. ....................        New Zealand           19,272,106            45,593,978
     Telefonos de Mexico SA de CV (Telmex), L, ADR ........          Mexico               1,706,980            50,577,817
                                                                                                           --------------
                                                                                                              327,075,708
                                                                                                           --------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)

                                                                     COUNTRY              SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRIC UTILITIES 3.4%
     CLP Holdings Ltd. ....................................         Hong Kong            35,126,499        $  141,407,582
     Hong Kong Electric Holdings Ltd. .....................         Hong Kong            27,682,304           107,890,697
     Iberdrola SA, Br. ....................................           Spain               5,736,842            73,983,477
                                                                                                           --------------
                                                                                                              323,281,756
                                                                                                           --------------
     ELECTRICAL EQUIPMENT .5%
    *ABB Ltd. .............................................        Switzerland            3,315,600            18,117,429
     GP Batteries International Ltd. ......................         Singapore             5,133,245             4,517,643
     Kidde PLC ............................................      United Kingdom          20,257,362            20,681,969
                                                                                                           --------------
                                                                                                               43,317,041
                                                                                                           --------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.9%
    *Celestica Inc. .......................................          Canada                  22,600               519,122
     Hitachi Ltd. .........................................           Japan              25,426,000           135,745,439
     Murata Manufacturing Co. Ltd. ........................           Japan                 742,000            42,054,907
                                                                                                           --------------
                                                                                                              178,319,468
                                                                                                           --------------
     ENERGY EQUIPMENT & SERVICES
     Saipem SpA ...........................................           Italy                 179,900             1,102,674
                                                                                                           --------------
     FOOD & DRUG RETAILING
     Tesco PLC ............................................      United Kingdom             248,666               813,564
     William Morrison Supermarkets PLC ....................      United Kingdom             170,000               523,977
                                                                                                           --------------
                                                                                                                1,337,541
                                                                                                           --------------
     FOOD PRODUCTS 1.8%
     Northern Foods PLC ...................................      United Kingdom          13,301,342            32,561,488
     Unilever PLC .........................................      United Kingdom          15,146,560           138,004,855
                                                                                                           --------------
                                                                                                              170,566,343
                                                                                                           --------------
     GAS UTILITIES 1.6%
     TransCanada PipeLines Ltd. ...........................          Canada               9,668,319           143,475,375
    *Transportadora de Gas del Sur SA, B, ADR .............         Argentina             5,358,550             7,180,457
                                                                                                           --------------
                                                                                                              150,655,832
                                                                                                           --------------
     HOTELS RESTAURANTS & LEISURE .4%
     Compass Group PLC ....................................      United Kingdom             130,000               660,608
     Grand Hotel Holdings Ltd. ............................         Hong Kong            26,191,377             6,010,624
     Shangri-La Asia Ltd. .................................         Hong Kong            45,715,867            29,891,335
                                                                                                           --------------
                                                                                                               36,562,567
                                                                                                           --------------
     HOUSEHOLD DURABLES 3.5%
     Koninklijke Philips Electronics NV ...................        Netherlands            6,145,902           122,956,615
    *LG Electronics Inc. ..................................        South Korea            1,800,000            67,240,734
     Makita Corp. .........................................           Japan               3,952,700            23,269,806
     Pioneer Corp. ........................................           Japan                  45,000               793,236
     Sony Corp. ...........................................           Japan               2,835,400           123,636,975
                                                                                                           --------------
                                                                                                              337,897,366
                                                                                                           --------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)

                                                                      COUNTRY              SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HOUSEHOLD PRODUCTS
     KAO Corp. ............................................           Japan                  39,000        $      893,055
     Reckitt Benckiser PLC ................................      United Kingdom              50,100               926,902
                                                                                                           --------------
                                                                                                                1,819,957
                                                                                                           --------------
     INDUSTRIAL CONGLOMERATES 2.0%
     Hutchison Whampoa Ltd. ...............................         Hong Kong            14,225,224            96,203,253
     Smiths Group PLC .....................................      United Kingdom           8,581,490            96,905,990
                                                                                                           --------------
                                                                                                              193,109,243
                                                                                                           --------------
     INSURANCE 5.2%
     Ace Ltd. .............................................          Bermuda              3,750,295           119,296,884
     AXA SA ...............................................          France               4,811,705            65,922,170
     AXA SA, ADR ..........................................          France                 150,000             2,055,000
     Sampo-Leonia OYJ, 144A ...............................          Finland              5,143,000            36,113,173
     Sampo-Leonia OYJ, A ..................................          Finland              7,653,050            53,738,269
     Scor SA ..............................................          France               1,011,520            19,373,711
     Swiss Reinsurance Co. ................................        Switzerland              765,921            54,101,640
     XL Capital Ltd., A ...................................          Bermuda              1,443,894           106,285,037
     Zurich Financial Services AG .........................        Switzerland              341,624            33,806,127
                                                                                                           --------------
                                                                                                              490,692,011
                                                                                                           --------------
    *INTERNET SOFTWARE & SERVICES .1%
     Check Point Software Technologies Ltd. ...............          Israel                 499,900             8,373,825
                                                                                                           --------------
     IT CONSULTING & SERVICES .4%
     Satyam Computers Services Ltd. .......................           India               8,482,080            42,086,656
                                                                                                           --------------
     MACHINERY 1.9%
     Fanuc Ltd. ...........................................           Japan                   9,500               431,873
     METSO OYJ ............................................          Finland              5,551,822            61,579,227
     Sandvik AB ...........................................          Sweden               4,559,159           105,875,606
     SKF AB, B ............................................          Sweden                 388,347             9,183,910
     SMC Corp. ............................................           Japan                   4,500               450,133
                                                                                                           --------------
                                                                                                              177,520,749
                                                                                                           --------------
     MEDIA 1.5%
     APN News & Media Ltd. ................................         Australia             4,135,179             7,289,148
     Arnoldo Mondadori Editore SpA ........................           Italy                 117,700               701,804
     Reed Elsevier PLC ....................................      United Kingdom            100,000                892,567
     SCMP Group Ltd. ......................................         Hong Kong            76,171,028            32,470,550
     United Business Media PLC ............................      United Kingdom           1,322,160             5,828,998
     Wolters Kluwer NV ....................................        Netherlands            3,118,112            55,776,678
     WPP Group PLC ........................................      United Kingdom           4,827,300            35,544,819
                                                                                                           --------------
                                                                                                              138,504,564
                                                                                                           --------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)

                                                                     COUNTRY               SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     METALS & MINING 2.5%
     Barrick Gold Corp. ...................................          Canada               5,250,730        $   84,987,777
     BHP Billiton PLC .....................................         Australia            11,254,527            53,099,710
     Companhia Siderurgica Nacional CSN, ADR ..............          Brazil               1,478,049            19,658,052
     POSCO ................................................        South Korea              922,085            82,853,014
                                                                                                           --------------
                                                                                                              240,598,553
                                                                                                           --------------
     MULTI-UTILITIES .5%
    *International Power PLC ..............................      United Kingdom          11,957,713            24,231,733
     Suez SA ..............................................          France                 845,250            19,405,404
                                                                                                           --------------
                                                                                                               43,637,137
                                                                                                           --------------
     MULTILINE RETAIL .2%
     Galeries Lafayette SA ................................          France                 191,469            23,866,027
                                                                                                           --------------
     OFFICE ELECTRONICS
     Canon Inc. ...........................................           Japan                  16,000               547,885
                                                                                                           --------------
     OIL & GAS 7.9%
     BP PLC ...............................................      United Kingdom           1,110,185             8,595,369
     CNOOC Ltd. ...........................................           China              51,456,705            71,578,055
     CNOOC Ltd., ADR ......................................           China               1,473,191            41,691,305
     Eni SpA ..............................................           Italy               9,583,800           145,117,951
     Husky Energy Inc. ....................................          Canada                 206,290             2,199,104
     Norsk Hydro ASA ......................................          Norway               1,591,030            67,591,950
    *Perez Companc SA, B, ADR .............................         Argentina             1,296,800             6,484,000
     PetroChina Co. Ltd., H ...............................           China             546,968,691           111,498,178
     Repsol YPF SA ........................................           Spain               8,001,703           104,368,674
     Royal Dutch Petroleum Co. ............................        Netherlands            1,013,000            45,698,651
     Shell Transport & Trading Co. PLC ....................      United Kingdom          21,697,672           145,501,443
                                                                                                           --------------
                                                                                                              750,324,680
                                                                                                           --------------
     PAPER & FOREST PRODUCTS 3.8%
     Holmen Aktiebolag AB, B ..............................          Sweden               3,653,879            78,624,918
     M-real OYJ, B ........................................          Finland              2,834,000            21,400,636
     Norske Skogindustrier ASA, A .........................          Norway               2,174,800            31,471,138
     Stora Enso OYJ, R (EUR Traded) .......................          Finland              2,309,631            25,504,516
     Stora Enso OYJ, R (EUR/FIM Traded) ...................          Finland              3,807,700            42,047,213
     UPM-Kymmene Corp. ....................................          Finland              5,199,534           165,723,418
                                                                                                           --------------
                                                                                                              364,771,839
                                                                                                           --------------
     PERSONAL PRODUCTS
     L'Oreal SA ...........................................          France                  11,100               800,648
                                                                                                           --------------
     PHARMACEUTICALS 2.9%
     Aventis SA ...........................................          France               3,009,210           177,215,460
     Novartis AG ..........................................        Switzerland            1,028,000            41,718,722
     Novo-Nordisk AS, B ...................................          Denmark                 28,900               875,995
     Ono Pharmaceutical Co. Ltd. ..........................           Japan               1,495,000            54,975,752
     Sanofi Synthelabo SA .................................          France                   7,000               419,788
     Schering AG ..........................................          Germany                 20,000             1,108,191
                                                                                                           --------------
                                                                                                              276,313,908
                                                                                                           --------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)

                                                                      COUNTRY              SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     REAL ESTATE 2.8%
     Ayala Land Inc. ......................................        Philippines          106,434,880        $   11,291,192
     Cheung Kong Holdings Ltd. ............................         Hong Kong            28,940,278           206,850,108
     Hang Lung Group Ltd. .................................         Hong Kong            56,615,783            51,172,286
    *Inversiones y Representacion SA ......................         Argentina                     3                     1
    *Inversiones y Representacion SA, GDR .................         Argentina               276,462             1,168,052
     New World Development Co. Ltd. .......................         Hong Kong               982,905               642,673
                                                                                                           --------------
                                                                                                              271,124,312
                                                                                                           --------------
     ROAD & RAIL 1.0%
     East Japan Railway Co. ...............................           Japan                  17,269            83,020,537
     Stagecoach Group PLC .................................      United Kingdom          32,607,539            16,897,712
                                                                                                           --------------
                                                                                                               99,918,249
                                                                                                           --------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.2%
     Samsung Electronics Co. Ltd. .........................        South Korea              372,890           102,688,622
     STMicroelectronics NV ................................          France                  26,000               525,263
    *Taiwan Semiconductor Manufacturing Co. ...............          Taiwan               4,407,400             6,422,230
     United Microelectronics Corp., ADR ...................          Taiwan                  67,689               302,570
                                                                                                           --------------
                                                                                                              109,938,685
                                                                                                           --------------
     TEXTILES & APPAREL 1.3%
     Adidas-Salomon AG ....................................          Germany                644,290            45,935,865
     Yue Yuen Industrial Holdings Ltd. ....................         Hong Kong            25,484,205            79,883,693
                                                                                                           --------------
                                                                                                              125,819,558
                                                                                                           --------------
     TRADING COMPANIES & DISTRIBUTORS .3%
     Samsung Corp. ........................................        South Korea            4,000,000            28,220,808
                                                                                                           --------------
     WIRELESS TELECOMMUNICATION SERVICES 2.2%
     America Movil SA de CV, L, ADR .......................          Mexico                   9,100               126,035
    *China Mobile (Hong Kong) Ltd. ........................           China              33,528,296            92,633,257
     NTT DoCoMo Inc. ......................................           Japan                     115               244,423
     SK Telecom Co. Ltd. ..................................        South Korea              190,600            37,503,141
     SK Telecom Co. Ltd., ADR .............................        South Korea            2,160,145            47,004,755
    *Smartone Telecommunications Holdings Ltd. ............         Hong Kong            27,032,203            27,898,799
     Vodafone Group PLC ...................................      United Kingdom             377,100               603,757
                                                                                                           --------------
                                                                                                              206,014,167
                                                                                                           --------------
     TOTAL COMMON STOCKS (COST $7,978,174,386)                                                              7,397,715,689
                                                                                                           --------------
     PREFERRED STOCKS 4.0%
     Cia Vale do Rio Doce, A, ADR, pfd. ...................          Brazil               1,445,037            33,597,110
     Cia Vale do Rio Doce, A, pfd. ........................          Brazil                 949,420            21,591,951
     Petroleo Brasileiro SA, pfd. .........................          Brazil               6,400,000            92,814,766
     Samsung Electronics Co. Ltd., pfd. ...................        South Korea              310,500            42,624,485
    *Telecomunicacoes Brasileiras SA, pfd. ................          Brazil             100,000,000                   659
     Volkswagen AG, pfd. ..................................          Germany              6,030,016           192,784,522
                                                                                                           --------------
     TOTAL PREFERRED STOCKS (COST $426,179,236)                                                               383,413,493
                                                                                                           --------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (CONT.)

                                                                                         PRINCIPAL
                                                                      COUNTRY             AMOUNT**             VALUE
------------------------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES 4.7%
     Bundesrepublik Deutschland:
      4.25%, 3/12/04 ......................................          Germany         24,330,000 EUR        $   24,153,433
      5.00%, 1/04/12 ......................................          Germany         24,080,000 EUR            24,411,086
     Federal Republic of Germany:
      4.50%, 5/19/03 ......................................          Germany         60,000,000 EUR            59,312,726
      5.00%, 2/17/06 ......................................          Germany         60,000,000 EUR            61,092,696
      5.00%, 7/04/11 ......................................          Germany         12,000,000 EUR            12,166,487
     Government of Canada, 6.00%, 6/01/11 .................          Canada          16,060,000 CAD            10,992,143
     Government of France:
      5.00%, 7/12/05 ......................................          France          23,180,000 EUR            23,529,400
      5.00%, 4/25/12 ......................................          France          24,600,000 EUR            24,791,072
     Government of New Zealand:
      8.00%, 11/15/06 .....................................        New Zealand       31,330,000 NZD            15,687,632
      7.00%, 7/15/09 ......................................        New Zealand       31,710,000 NZD            15,441,280
     Government of Spain:
      4.50%, 7/30/04 ......................................           Spain          23,575,000 EUR            23,539,881
      5.00%, 7/30/12 ......................................           Spain          25,160,000 EUR            25,165,428
     Kingdom of Sweden, 5.50%, 10/08/12 ...................          Sweden          97,360,000 SEK            10,723,394
     Korea Telecom Corp., cvt., 144A, .25%, 1/04/07 .......        South Korea       20,000,000                22,025,000
     New South Wales Treasury Corp., 8.00%, 3/01/08 .......         Australia        34,330,000 AUD            20,857,132
     U.S. Treasury Bond, 8.75%, 8/15/20 ...................       United States      50,000,000                72,296,900
     U.S. Treasury Note, 3.625%, 8/31/03 ..................       United States       5,500,000                 5,603,774
                                                                                                           --------------
     TOTAL BONDS & NOTES (COST $421,842,730)                                                                  451,789,464
                                                                                                           --------------
     SHORT TERM INVESTMENTS (COST $1,185,998,487) 12.5%
     U.S. Treasury Bills, 1.556% to 1.728%,
      with maturities to 11/29/02 .........................       United States   1,189,091,000             1,186,133,201
                                                                                                           --------------
     TOTAL INVESTMENTS (COST $10,012,194,839) 99.0%                                                         9,419,051,847
     OTHER ASSETS, LESS LIABILITIES 1.0% ..................                                                    90,710,220
                                                                                                           --------------
     TOTAL NET ASSETS 100.0% ..............................                                                $9,509,762,067
                                                                                                           ==============

     CURRENCY ABBREVIATIONS:
     AUD--Australian Dollar
     CAD--Canadian Dollar
     EUR--European Unit
     FIM--Finnish Markka
     NZD--New Zealand Dollar
     SEK--Swedish Krona

     *Non-income producing.
     **Securities denominated in U.S. dollars unless otherwise indicated.

                                                                              23
                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2002

Assets:
 Investments in securities, at value (cost $10,012,194,839) .................................................... $ 9,419,051,847
 Cash ..........................................................................................................          15,490
 Foreign currency, at value (cost $65,467,892) .................................................................      65,154,132
 Receivables:
  Investment securities sold ...................................................................................      15,635,742
  Capital shares sold ..........................................................................................      33,988,080
  Dividends and interest .......................................................................................      23,694,239
                                                                                                                 ----------------
      Total assets .............................................................................................   9,557,539,530
                                                                                                                 ----------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................................................      19,210,828
  Capital shares redeemed ......................................................................................      16,497,542
  To affiliates ................................................................................................      10,334,203
 Accrued expenses ..............................................................................................       1,734,890
                                                                                                                 ----------------
      Total liabilities ........................................................................................      47,777,463
                                                                                                                 ----------------
Net assets, at value ........................................................................................... $ 9,509,762,067
                                                                                                                 ================
Net assets consist of:
 Undistributed net investment income ........................................................................... $   119,256,489
 Net unrealized depreciation ...................................................................................    (592,904,732)
 Accumulated net realized loss .................................................................................    (423,688,633)
 Capital shares ................................................................................................  10,407,098,943
                                                                                                                 ----------------
Net assets, at value ........................................................................................... $ 9,509,762,067
                                                                                                                 ================
CLASS A:
 Net asset value per share ($8,325,976,736 / 944,079,017 shares outstanding) ............................           $8.82
                                                                                                                 ================
 Maximum offering price per share ($8.82 / 94.25%) ......................................................           $9.36
                                                                                                                 ================
CLASS B:
 Net asset value and maximum offering price per share ($87,134,847 / 10,021,517 shares outstanding)* ....           $8.69
                                                                                                                 ================
CLASS C:
 Net asset value per share ($793,142,932 / 91,246,507 shares outstanding)* ..............................           $8.69
                                                                                                                 ================
 Maximum offering price per share ($8.69 / 99.00%) ......................................................           $8.78
                                                                                                                 ================
CLASS R:
 Net asset value and maximum offering price per share ($ 5,640,890 / 640,366 shares outstanding)* .......           $8.81
                                                                                                                 ================
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($297,866,662 / 33,800,173 shares outstanding) ....           $8.81
                                                                                                                 ================

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2002

Investment Income:
 (net of foreign taxes of $25,289,797)
 Dividends ................................................................  $ 243,703,418
 Interest .................................................................     31,229,194
                                                                             --------------
      Total investment income .............................................                 $ 274,932,612
Expenses:
 Management fees (Note 3) .................................................     60,112,623
 Administrative fees (Note 3) .............................................      7,705,835
 Distribution fees (Note 3)
  Class A .................................................................     21,861,194
  Class B .................................................................        733,009
  Class C .................................................................      8,350,926
  Class R .................................................................          9,234
 Transfer agent fees (Note 3) .............................................     17,471,300
 Custodian fees ...........................................................      3,540,500
 Reports to shareholders ..................................................        297,800
 Registration and filing fees .............................................        180,300
 Professional fees ........................................................        207,600
 Directors' fees and expenses .............................................        122,300
 Other ....................................................................        238,082
                                                                             --------------
      Total expenses ......................................................                   120,830,703
                                                                                            --------------
           Net investment income ..........................................                   154,101,909
                                                                                            --------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments .............................................................   (310,141,496)
  Foreign currency transactions ...........................................     (2,178,264)
                                                                             --------------
      Net realized loss ...................................................                  (312,319,760)
 Net unrealized appreciation (depreciation)
 on:
  Investments .............................................................   (518,907,112)
  Translation of assets and liabilities denominated in foreign currencies .         82,781
                                                                             --------------
      Net unrealized depreciation .........................................                  (518,824,331)
                                                                                            --------------
Net realized and unrealized loss ..........................................                  (831,144,091)
                                                                                            --------------
Net decrease in net assets resulting from operations ......................                 $(677,042,182)
                                                                                            ==============

                                                                              25
                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2002 AND 2001

                                                                                           2002             2001
                                                                                    ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................................   $   154,101,909   $   277,402,074
  Net realized gain (loss) from investments and foreign currency transactions ...      (312,319,760)      110,973,232
  Net unrealized depreciation on investments and translation of assets and
 liabilities denominated in foreign currencies ..................................      (518,824,331)     (832,667,136)
                                                                                    ----------------------------------
      Net decrease in net assets resulting from operations ......................      (677,042,182)     (444,291,830)
Distributions to shareholders from:
 Net investment income:
  Class A .......................................................................      (235,819,413)     (239,784,957)
  Class B .......................................................................        (1,306,252)         (888,782)
  Class C .......................................................................       (16,440,739)      (15,165,960)
  Advisor Class .................................................................        (2,915,336)       (2,977,700)
 Net realized gains: ............................................................
  Class A .......................................................................                --      (216,373,258)
  Class B .......................................................................                --        (1,127,687)
  Class C .......................................................................                --       (21,420,069)
  Advisor Class .................................................................                --        (2,483,007)
                                                                                    ----------------------------------
 Total distributions to shareholders ............................................      (256,481,740)     (500,221,420)
Capital share transactions (Note 2):
  Class A .......................................................................       (24,259,182)   (1,477,846,453)
  Class B .......................................................................        30,333,334        15,965,921
  Class C .......................................................................       (26,453,311)     (143,371,347)
  Class R .......................................................................         6,109,358                --
  Advisor Class .................................................................       225,379,426        (5,708,441)
                                                                                    ----------------------------------
Total capital share transactions ................................................       211,109,625    (1,610,960,320)
       Net decrease in net assets ...............................................      (722,414,297)   (2,555,473,570)
Net assets:
 Beginning of year ..............................................................    10,232,176,364    12,787,649,934
                                                                                    ----------------------------------
 End of year ....................................................................   $ 9,509,762,067   $10,232,176,364
                                                                                    ==================================
Undistributed net investment income included in net assets:
 End of year ....................................................................   $   119,256,489   $   221,593,316
                                                                                    ==================================


                       See notes to financial statements.
26

TEMPLETON FOREIGN FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Templeton Foreign Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest primarily in the equity securities of companies outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting year.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting year. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At August 31, 2002, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 2.6 billion shares have been classified as Fund shares as follows: 2 billion Class A shares, 100 million Class B shares, 300 million Class C shares, 100 million Class R, and 100 million Advisor Class shares. Transactions in the Fund's shares were as follows:

                                                                           YEAR ENDED AUGUST 31,
                                                   ---------------------------------------------------------------------
                                                                2002                                2001
                                                   ---------------------------------------------------------------------
                                                       SHARES            AMOUNT              SHARES           AMOUNT
                                                   ---------------------------------------------------------------------
CLASS A SHARES:
Shares sold ......................................  471,491,186    $ 4,374,949,331        602,659,461   $ 6,024,515,650
Shares issued on reinvestment of distributions ...   23,497,068        202,990,579         40,373,504       394,010,678
Shares redeemed .................................. (496,607,817)    (4,602,199,092)      (785,853,822)   (7,896,372,781)
                                                   ---------------------------------------------------------------------
Net decrease .....................................   (1,619,563)   $   (24,259,182)      (142,820,857)  $(1,477,846,453)
                                                   =====================================================================


TEMPLETON FOREIGN FUND
Notes to Financial Statements (CONTINUED)

2. CAPITAL STOCK (CONT.)

                                                                   YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------
                                                           2002                           2001
                                                --------------------------------------------------------------
                                                     SHARES         AMOUNT            SHARES         AMOUNT
                                                --------------------------------------------------------------
CLASS B SHARES:
Shares sold ....................................    4,315,959  $    39,672,214       2,176,420 $   21,517,926
Shares issued on reinvestment of distributions .      130,127        1,107,955         180,609      1,748,941
Shares redeemed ................................   (1,155,195)     (10,446,835)       (737,908)    (7,300,946)
                                                --------------------------------------------------------------
Net increase ...................................    3,290,891  $    30,333,334       1,619,121 $   15,965,921
                                                ==============================================================


                                                                     YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------
                                                           2002                           2001
                                                --------------------------------------------------------------
                                                     SHARES         AMOUNT            SHARES         AMOUNT
                                                --------------------------------------------------------------
CLASS C SHARES:
Shares sold ....................................   15,992,952  $   147,225,872      21,069,537  $  209,460,665
Shares issued on reinvestment of distributions .    1,556,953       13,236,017       3,023,763      29,227,590
Shares redeemed ................................  (20,499,209)    (186,915,200)    (38,442,593)   (382,059,602)
                                                --------------------------------------------------------------
Net decrease ...................................   (2,949,304) $   (26,453,311)    (14,349,293) $ (143,371,347)
                                                ==============================================================


                                                          PERIOD ENDED
                                                        AUGUST 31, 2002*
                                                -------------------------------
                                                     SHARES         AMOUNT
                                                -------------------------------
CLASS R SHARES:
Shares sold ....................................      856,102  $     8,088,815
Shares redeemed ................................     (215,736)      (1,979,457)
                                                -------------------------------
Net increase ...................................      640,366  $     6,109,358
                                                ===============================

*Effective date of Class R shares was January 2, 2002.

                                                                      YEAR ENDED AUGUST 31,
                                                --------------------------------------------------------------
                                                              2002                           2001
                                                --------------------------------------------------------------
                                                     SHARES         AMOUNT            SHARES         AMOUNT
                                                --------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ....................................   29,965,837  $   287,607,007       6,457,699  $   64,550,928
Shares issued on reinvestment of distributions .      295,000        2,546,900         498,677       4,865,483
Shares issued on merger (Note 6) ...............    3,103,590       29,797,563              --              --
Shares redeemed ................................  (10,174,873)     (94,572,044)     (7,438,624)    (75,124,852)
                                                --------------------------------------------------------------
Net increase (decrease) ........................   23,189,554  $   225,379,426        (482,248) $   (5,708,441)
                                                ==============================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         -----------------------------------------------------------------------
         0.75%          First $200 million
         0.675%         Over $200 million, up to and including $1.3 billion
         0.60%          Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         -----------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million, up to and including $1.2 billion
         0.075%         Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, 1.00%, and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 2002, unreimbursed costs were $29,354,887. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $786,089 and $241,608, respectively.


4. INCOME TAXES

At August 31, 2002, the cost of investments, net unrealized depreciation and undistributed ordinary income for income tax purposes were as follows:

                 Cost of investments ........................$10,039,787,943
                                                             ----------------
                 Unrealized appreciation ....................    869,627,656
                 Unrealized depreciation .................... (1,490,363,752)
                                                             ----------------
                 Net unrealized depreciation ................$  (620,736,096)
                                                             ================

                 Distributable earnings - ordinary income ...$   120,875,303
                                                             ================

The tax character of distributions paid during the year ended August 31, 2002, was the same for financial statement and tax purposes.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales losses realized subsequent to October 31 on the sales of securities, and bond discounts and premiums.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (CONTINUED)

4. INCOME TAXES (CONT.)

At August 31, 2002, the Fund had tax basis capital losses including $18,417,772 from the merged FTI International Equity Fund which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2007 .............................  $  4,651,723
                  2008 .............................    11,314,069
                  2009 .............................     2,451,980
                  2010 .............................   268,259,710
                                                      -------------
                                                      $286,677,482
                                                      =============

At August 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $111,036,863. For tax purposes, such losses will be reflected in the year ending August 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2002 aggregated $3,063,723,860 and $3,987,490,586, respectively.


6. MERGER

On March 27, 2002, the Fund acquired the net assets of Fiduciary International Equity Fund, an affiliate of the Fund, pursuant to a plan of reorganization approved by Fiduciary International Equity Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,103,590 Advisor shares of the Fund (valued at $9.60 per share) for the net assets of the Fiduciary International Equity Fund which aggregated $29,797,563, including $517,697 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $10,155,045,318.

TEMPLETON FOREIGN FUND
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Fund series of Templeton Funds, Inc. (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

San Francisco, California
September 25, 2002

TEMPLETON FOREIGN FUND
Tax Designation (unaudited)



At August 31, 2002, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, Class C, Class R and Advisor Class shareholders of record on October 17, 2002.

                                      CLASS A                                CLASS B                            CLASS C
                         ===========================================================================================================
                           FOREIGN TAX      FOREIGN SOURCE       FOREIGN TAX      FOREIGN SOURCE     FOREIGN TAX     FOREIGN SOURCE
COUNTRY                  PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE  PAID PER SHARE   INCOME PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Australia                    $0.0000            $0.0049            $0.0000            $0.0036           $0.0000          $0.0029
Bermuda                       0.0000             0.0026             0.0000             0.0019            0.0000           0.0015
Brazil                        0.0015             0.0082             0.0015             0.0059            0.0015           0.0049
Canada                        0.0011             0.0044             0.0011             0.0032            0.0011           0.0026
China                         0.0000             0.0057             0.0000             0.0041            0.0000           0.0034
Finland                       0.0029             0.0118             0.0029             0.0085            0.0029           0.0070
France                        0.0005             0.0026             0.0005             0.0018            0.0005           0.0015
Germany                       0.0028             0.0140             0.0028             0.0101            0.0028           0.0084
Hong Kong                     0.0000             0.0250             0.0000             0.0180            0.0000           0.0150
India                         0.0000             0.0001             0.0000             0.0001            0.0000           0.0000
Italy                         0.0010             0.0040             0.0010             0.0029            0.0010           0.0024
Japan                         0.0007             0.0028             0.0007             0.0020            0.0007           0.0017
Mexico                        0.0002             0.0044             0.0002             0.0032            0.0002           0.0026
Netherlands                   0.0026             0.0109             0.0026             0.0078            0.0026           0.0065
New Zealand                   0.0003             0.0015             0.0003             0.0011            0.0003           0.0009
Norway                        0.0005             0.0020             0.0005             0.0014            0.0005           0.0012
Philippines                   0.0001             0.0002             0.0001             0.0002            0.0001           0.0001
Singapore                     0.0002             0.0043             0.0002             0.0031            0.0002           0.0026
South Korea                   0.0011             0.0042             0.0011             0.0030            0.0011           0.0025
Spain                         0.0016             0.0066             0.0016             0.0048            0.0016           0.0040
Sweden                        0.0014             0.0069             0.0014             0.0050            0.0014           0.0041
Switzerland                   0.0002             0.0018             0.0002             0.0013            0.0002           0.0011
Taiwan                        0.0004             0.0003             0.0004             0.0002            0.0004           0.0002
United Kingdom                0.0042             0.0266             0.0042             0.0191            0.0042           0.0160
                         -----------------------------------------------------------------------------------------------------------
TOTAL                        $0.0233            $0.1558            $0.0233            $0.1123           $0.0233          $0.0931
                         ===========================================================================================================

TEMPLETON FOREIGN FUND
Tax Designation (unaudited) (CONTINUED)

                                                                   CLASS R                               ADVISOR CLASS
                                                      ==========================================================================
                                                        FOREIGN TAX      FOREIGN SOURCE          FOREIGN TAX     FOREIGN SOURCE
COUNTRY                                               PAID PER SHARE    INCOME PER SHARE       PAID PER SHARE   INCOME PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
Australia ...........................................    $0.0000            $0.0054               $0.0000            $0.0056
Bermuda .............................................     0.0000             0.0028                0.0000             0.0029
Brazil ..............................................     0.0015             0.0090                0.0015             0.0093
Canada ..............................................     0.0011             0.0048                0.0011             0.0050
China ...............................................     0.0000             0.0062                0.0000             0.0064
Finland .............................................     0.0029             0.0129                0.0029             0.0134
France ..............................................     0.0005             0.0028                0.0005             0.0029
Germany .............................................     0.0028             0.0154                0.0028             0.0159
Hong Kong ...........................................     0.0000             0.0275                0.0000             0.0284
India ...............................................     0.0000             0.0001                0.0000             0.0001
Italy ...............................................     0.0010             0.0045                0.0010             0.0046
Japan ...............................................     0.0007             0.0031                0.0007             0.0032
Mexico ..............................................     0.0002             0.0049                0.0002             0.0050
Netherlands .........................................     0.0026             0.0119                0.0026             0.0123
New Zealand .........................................     0.0003             0.0016                0.0003             0.0017
Norway ..............................................     0.0005             0.0022                0.0005             0.0022
Philippines .........................................     0.0001             0.0002                0.0001             0.0003
Singapore ...........................................     0.0002             0.0047                0.0002             0.0049
South Korea .........................................     0.0011             0.0046                0.0011             0.0048
Spain ...............................................     0.0016             0.0073                0.0016             0.0075
Sweden ..............................................     0.0014             0.0076                0.0014             0.0078
Switzerland .........................................     0.0002             0.0020                0.0002             0.0021
Taiwan ..............................................     0.0004             0.0003                0.0004             0.0004
United Kingdom ......................................     0.0042             0.0294                0.0042             0.0301
                                                      --------------------------------------------------------------------------
TOTAL ...............................................    $0.0233            $0.1712               $0.0233            $0.1768
                                                      ==========================================================================

In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS
                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)                  Trustee      Since 1992              132                Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                         company).
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)               Trustee      Since 1992              133                None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)              Trustee      Since 1991               27                None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the Board
and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (73)                  Trustee      Since 1990               21                None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------------------------

                                                                              35

                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)                 Trustee      Since 1993              132                Director, White Mountains
500 East Broward Blvd.                                                                         Insurance Group, Ltd. (holding
Suite 2100                                                                                     company); Martek Biosciences
Ft. Lauderdale, FL 33394-3091                                                                  Corporation; WorldCom, Inc.
                                                                                               (communications services);
                                                                                               MedImmune, Inc. (biotechnology);
                                                                                               Overstock.com (Internet services);
                                                                                               and Spacehab, Inc. (aerospace
                                                                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (73)                  Trustee      Since 1990               27                None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091]

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and formerly, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

**NICHOLAS F. BRADY (72)               Trustee      Since 1993              62                 Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                         (exploration and refining of oil
Suite 2100                                                                                     and gas); C2, Inc. (operating and
Ft. Lauderdale, FL 33394-3091                                                                  investment business); and H.J.
                                                                                               Heinz Company (processed foods and
                                                                                               allied products).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets
Investments LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton
Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the
Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December
1982).
------------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)           Trustee,        Trustee and             132                None
One Franklin Parkway                Chairman of     Vice President
San Mateo, CA 94403-1906            the Board and   since 1992 and
                                    Vice President  Chairman of
                                                    the Board
                                                    since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62)       Director and    Director                116                None
One Franklin Parkway                Vice President  since 1992 and
San Mateo, CA 94403-1906                            Vice President
                                                    since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)                Vice President  Since 1996          Not Applicable         None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

JEFFERY A. EVERETT (38)             Vice President  Since 2001          Not Applicable         None
PO Box N-7759
Lyford Cay, Nassau, Bahamas



PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 17 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
---------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)             Vice President  Since 1990          Not Applicable         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)                 Vice President  Since 2000          Not Applicable         None
One Franklin Parkway               and Assistant
San Mateo, CA 94403-1906           Secretary


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------------



                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)               Vice President  Vice President      Not Applicable         None
One Franklin Parkway                and Secretary   since 2000
San Mateo, CA 94403-1906                            and Secretary
                                                    since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and
officer of one of the other subsidiaries of Franklin Resources, Inc., and of 52 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

CHARLES E. JOHNSON (46)            Vice President   Since 1996          Not Applicable         None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President
and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JOHN R. KAY (62)                   Vice President   Since 1994          Not Applicable         None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)             Vice President   Since May           Not Applicable         Director, FTI Banque, Arch Chemicals,
600 5th Avenue                     - AML            2002                                       Inc. and Lingnan Foundation
Rockefeller Center                 Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 40 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)             Treasurer       Since 2000          Not Applicable         None
500 East Broward Blvd.
Suite 2100
Ft. Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc.
and of 18 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                                          NUMBER OF
                                                                     PORTFOLIOS IN FUND
                                                    LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                  POSITION     TIME SERVED        BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)              Vice President  Since 2000          Not Applicable         None
One Franklin Parkway                and Assistant
San Mateo, CA 94403-1906            Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.



--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund(2)
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund(3)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(4)
Franklin Short-Intermediate
 U.S. Government Securities Fund(3)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(3)
Franklin Federal Money Fund(3,5)
Franklin Money Fund(3,5)

TAX-FREE INCOME(6)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(7)
Tax-Exempt Money Fund(3,5)

STATE-SPECIFIC
TAX-FREE INCOME(6)
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

[GRAPHIC OMITTED]
FRANKLIN[R] TEMPLETON[R]
      INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
=================================================
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


ANNUAL REPORT
TEMPLETON FOREIGN FUND

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA  94105

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Foreign Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

104 A2002 10/02     [GRAPHIC OMITTED]Printed on recycled paper

                                   EXHIBIT E

                      SEMIANNUAL REPORT TO SHAREHOLDERS OF
                                 TEMPLETON FUND
                     FOR THE PERIOD ENDED FEBRUARY 28, 2003

The Semiannual Report to shareholders of Templeton Fund for the period ended February 28, 2003, is part of this Prospectus/Proxy Statement and will be included in the proxy mailing to all shareholders of record.


Semi
Annual
Report

[GRAPHIC OMITTED]

                                                           FEBRUARY 28, 2003



TEMPLETON FOREIGN FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]
JEFFREY A. EVERETT, CFA
PORTFOLIO MANAGER
TEMPLETON FOREIGN FUND

EDELIVERY DETAILS:
Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON FOREIGN FUND SEEKS LONG-TERM CAPITAL GROWTH. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN FOREIGN SECURITIES, WHICH MAY INCLUDE EMERGING MARKETS.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton Foreign Fund covers the six months ended February 28, 2003. The period under review was a challenging time for global equity markets, but there were some bright spots, particularly among emerging markets. After a summer downturn, many major global equity market indexes rebounded in October and November; however, the unstable geopolitical situation brought renewed concerns over the world's economic recovery, which seemed to hamper stock performance. Fear of war and terrorism rose again in December and remained a central issue restraining the world's capital markets.

In our opinion, the summer downturn was largely driven by rising concerns about the impact that disinflation or the potential risk of deflation would have on corporate profits. Consequently, stock markets welcomed the Federal Reserve Board's 50 basis-point reduction of short-term interest rates in November, which signaled a determination to combat growing deflation risk at the expense of the U.S. dollar. The

CONTENTS

Shareholder Letter ................  1

Performance Summary ...............  8

Financial Highlights &
Statement of Investments .......... 11

Financial Statements .............. 23

Notes to
Financial Statements .............. 26

[GRAPHIC OMITTED] FUND CATEGORY

EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global
Growth
Growth & Income
Income
Tax-Free Income


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 16.

--------------------------------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
--------------------------------------------------------------------------------

European Central Bank followed suit with a similar cut, and Japanese officials also indicated a more accommodative monetary stance. During most of 2002's fourth quarter, the risk of war in Iraq and doubts over the U.S. consumer's spending resiliency seemed overshadowed by hopes of a new recovery cycle, which helped fuel a broad-based stock market rally beginning with technology-related companies. However, as economic and geopolitical concerns reemerged in December and were further aggravated by tensions with North Korea and turmoil in Venezuela, the rally lost momentum. Except for a brief rise in early January, investor sentiment appeared negative.

During the six months under review, short-term concerns regarding Iraq, North Korea and Venezuela seemed to overshadow the impact of some of the longer-term positives, in our view. For example, valuations in many sectors hovered around historically low levels. Additionally, Chinese, Russian and American officials appeared to be communicating more closely than at any time since World War II. We believe investors may have underestimated these encouraging factors; however, we know investor sentiment can change rapidly, such as we saw in 1991 when U.S. stock markets rose sharply after Allied troops landed in Kuwait. Short-term market trends are difficult to predict and can be very costly. In our view, investors are better served by considering individual securities' long-term fundamentals.

Within this difficult environment, we sought to find undervalued securities based on our assessment of current valuations and potential long-term earnings growth. For the six months ended February 28, 2003, Templeton Foreign Fund - Class A produced a -9.61% cumulative total return in U.S. dollars, as shown in the Performance Summary beginning on page 8. During the same

[PIE CHART OMITTED]

GEOGRAPHIC DISTRIBUTION
Based on Total Assets
2/28/03

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Europe                                   48.9%
Asia                                     29.8%
North America                             6.4%
Latin America                             3.6%
Australia & New Zealand                   2.0%
Middle East & Africa                      0.3%
Short-Term Investments & Other Net Assets 9.0% period, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index (the Index) returned -10.97% in U.S. dollars. 1 We attribute the Fund's performance relative to the Index primarily due to our stock selection and country allocations. At Templeton, country allocations have always been a function of our stock-by-stock selection, rather than on the investment merits of geographical areas. Stock selection, or bottom-up investing, remains a key tenet of the Templeton approach.

By sector, the Fund's performance relative to the Index was strong among energy, utilities and consumer-related holdings. Within these sectors, PetroChina, Iberdrola and Adidas-Salomon made significant contributions. Unfortunately, our investments in aerospace and defense, pharmaceuticals and wireless telecommunication services lagged, including BAE Systems, Aventis and China Mobile. From a geographical standpoint, exposure to Japan, Brazil and Germany benefited the Fund while our Finland and U.K. holdings negatively impacted performance.

Contrary to many investors who shunned financial stocks, we purchased certain bank stocks whose valuations appeared attractive to us. During the six-month period, we added to our existing Abbey National and Lloyds TSB Group holdings. We also initiated positions in South Korea's Kookmin Bank and Canada's Toronto Dominion Bank. Bank stocks are generally exposed more directly to the capital markets than industrial stocks. However, we believe our bank stock purchases exhibit quality of management, including the new leadership at Abbey National. Additionally, based on our estimate of future earnings growth, we believed that we paid bargain prices for many of the

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
2/28/03

                             % OF TOTAL
                             NET ASSETS
----------------------------------------
Oil & Gas                         9.1%
Insurance                         7.4%
Banks                             4.9%
Electric Utilities                4.9%
Diversified Financials            4.6%
Paper & Forest Products           4.2%
Pharmaceuticals                   4.1%
Metals & Mining                   3.8%
Real Estate                       3.5%
Household Durables                3.3%


1. Source: Standard & Poor's Micropal. The unmanaged MSCI EAFE Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 COUNTRIES
Based on Equity Securities
2/28/03

                   % OF TOTAL
                  NET ASSETS
-------------------------------
Hong Kong              12.1%
U.K.                    8.7%
Japan                   7.8%
Switzerland             6.7%
Germany                 6.1%
Netherlands             5.7%
South Korea             5.0%
France                  4.8%
Finland                 4.5%
Sweden                  3.6%


Fund's bank stocks. Although the purchases increased the Fund's overall financial sector exposure, the Fund remained underweighted in banks and overweighted in insurance relative to the Index as of February 28, 2003. The insurance industry, particularly the reinsurance business, is one of the few areas where we saw significant pricing power. Thus, we increased our AXA, Ace and Swiss Reinsurance holdings during the six months under review.

In emerging markets, the South Korean stock market recently faced political pressure. Still, the performance of our holdings held up comparatively well during the period. We view this headwind as temporary, and for the long term, we think many companies in the U.S. and other developed markets will likely face significant competitive threats from businesses localized in emerging markets such as South Korea. We believe that many of these companies, which came into existence or began trading publicly only a few years ago, possess tremendous cost advantages. Moreover, South Korean companies, such as Samsung Electronics and LG Electronics, have become global leaders in their niche businesses while continuing to trade at discounts relative to their developed market peers. As of February 28, 2003, the price-to-earnings (P/E) ratio for the South Korean stock market was 8.4 compared with 28.2, 15.8 and 20.8 for France, the Netherlands and the U.S., respectively. 2 We think this valuation disparity could lessen over time. In the meantime, we view periods of market weakness as opportunities to acquire at a discount certain South Korean companies that we consider to be of high quality.

2. Source: Standard & Poor's Micropal.

During the reporting period, we found compelling valuations in an eclectic mix of stocks. We began new positions in Nestle, the Switzerland-based manufacturer of packaged foods that is behind popular brands such as Perrier and Ralston Purina, and Shire Pharmaceuticals Group, a U.K.-based producer of specialty pharmaceuticals. We also added to our positions in U.K.'s WPP Group, Israel's Check Point Software, and France's Valeo and Suez. On the sale side, we eliminated Unilever, Banco Popular, Northern Foods and Alliance & Leicester. We sold these companies based on our assessment of their valuations, gains realized and alternative stock investments. After a new disclosure by management that substantially changed our outlook, we exited our Cable & Wireless position as well. Finally, we trimmed certain positions that had appreciated, including DSM and TransCanada PipeLines. Our decisions, as always, were the result of our value-driven, stock-by-stock selection process.

Going forward, we believe stock selection will remain crucial, particularly with continued stock market volatility. However, we are convinced that heightened volatility could offer attractive opportunities for the disciplined, long-term investor. At Templeton, rather than speculating on short-term market trends, we will continue to focus our attention on identifying stocks that in our opinion are trading at a substantial discount to long-term value. Our approach is disciplined, and we will put cash to work as we identify stocks that we believe offer the strongest long-term prospects.

TOP 10 EQUITY HOLDINGS
2/28/03

COMPANY
SECTOR/INDUSTRY,                      % OF TOTAL
COUNTRY                               NET ASSETS
-------------------------------------------------

Cheung Kong Holdings Ltd.                  2.8%
REAL ESTATE, HONG KONG

Volkswagen AG, ord. & pfd.                 2.3%
AUTOMOBILES, GERMANY

Aventis SA                                 2.0%
PHARMACEUTICALS, FRANCE

Swiss Reinsurance Co.                      2.0%
INSURANCE, SWITZERLAND

Rodamco Europe NV                          1.8%
DIVERSIFIED FINANCIALS,
NETHERLANDS

Koninklijke Philips
Electronics NV                             1.7%
HOUSEHOLD DURABLES,
NETHERLANDS

UPM-Kymmene Corp.                          1.7%
PAPER & FOREST PRODUCTS,
FINLAND

CLP Holdings Ltd.                          1.6%
ELECTRIC UTILITIES, HONG KONG

Eni SpA                                    1.6%
OIL & GAS, ITALY

POSCO                                      1.5%
METALS & MINING, SOUTH KOREA

In our view, an important, yet subtle, change taking place in investment markets around the world is an increasing number of companies' shifting focus to the bond investor and away from the equity investor. This is not related to, or the same as, the desire by investors for fixed income securities. Rather, it is an elevated emphasis being placed on a company's ability to service, maintain and even renegotiate debt, which helps a company's continuation, but unfortunately may come at the expense of a company's true owners -- equity investors.

As equity investors, we are committed to investing in and with managements and companies where we believe equity holders, not bondholders, are treated as a company's true, long-term owners. While we understand that this subtle change is taking place because of the difficult global financial picture, as equity-oriented investors, we will look for opportunities to invest in companies that have, in our opinion, corporate managements that are directing a company for the benefit of its owners -- the equity holders -- not its creditors.

It is important to note that there are special risks associated with foreign investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 1,789% in the past 15 calendar years, but has suffered 7 quarterly declines of more than 15% during that time. 3 Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in such markets. These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your continued investment in Templeton Foreign Fund and welcome your comments or suggestions.

Sincerely,


/S/ JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Foreign Fund

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

3. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 12/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Mexico Free Index is market capitalization-weighted and measures the total return of equity securities available to foreign (non-local) investors in Mexico.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                            CHANGE       2/28/03   8/31/02
--------------------------------------------------------------------
Net Asset Value (NAV)              -$0.98        $7.84     $8.82
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                    $0.1394

CLASS B                            CHANGE       2/28/03   8/31/02
--------------------------------------------------------------------
Net Asset Value (NAV)              -$0.94        $7.75     $8.69
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                    $0.0856

CLASS C                            CHANGE       2/28/03   8/31/02
--------------------------------------------------------------------
Net Asset Value (NAV)              -$0.93        $7.76     $8.69
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                    $0.0724

CLASS R                            CHANGE       2/28/03   8/31/02
--------------------------------------------------------------------
Net Asset Value (NAV)              -$1.00        $7.81     $8.81
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                    $0.1473

ADVISOR CLASS                      CHANGE       2/28/03   8/31/02
--------------------------------------------------------------------
Net Asset Value (NAV)              -$0.98        $7.83     $8.81
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                    $0.1617

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                 6-MONTH     1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                -9.61%    -13.34%     -4.35%     86.77%
Average Annual Total Return 2           -14.82%    -18.31%     -2.05%      5.82%
Value of $10,000 Investment 3            $8,518     $8,169     $9,017    $17,605
Avg. Ann. Total Return (3/31/03) 4                 -25.34%     -3.69%      4.99%


                                                                       INCEPTION
CLASS B                                 6-MONTH     1-YEAR     3-YEAR   (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1                -9.88%    -13.94%    -17.54%     3.13%
Average Annual Total Return 2           -13.45%    -17.35%     -7.11%      0.31%
Value of $10,000 Investment 3            $8,655     $8,265     $8,015    $10,128
Avg. Ann. Total Return (3/31/03) 4                 -24.53%     -9.53%     -0.63%


                                                                       INCEPTION
CLASS C                                 6-MONTH     1-YEAR     5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                -9.91%    -13.97%     -7.81%     28.70%
Average Annual Total Return 2           -11.72%    -15.66%     -1.82%      3.15%
Value of $10,000 Investment 3            $8,828     $8,434     $9,123    $12,745
Avg. Ann. Total Return (3/31/03) 4                 -22.94%     -3.46%      2.60%


                                                                       INCEPTION
CLASS R                                            6-MONTH     1-YEAR   (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                           -9.76%    -13.49%    -14.52%
Average Annual Total Return 2                      -10.65%    -14.34%    -15.36%
Value of $10,000 Investment 3                       $8,935     $8,566     $8,464
Avg. Ann. Total Return (3/31/03) 4                            -21.80%    -15.29%


ADVISOR CLASS 5                         6-MONTH     1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                -9.38%    -13.03%     -3.23%     91.40%
Average Annual Total Return 2            -9.38%    -13.03%     -0.65%      6.71%
Value of $10,000 Investment 3            $9,062     $8,697     $9,677    $19,140
Avg. Ann. Total Return (3/31/03) 4                 -20.70%     -2.36%      5.86%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 32.77% and 1.65%.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON FOREIGN FUND

CLASS A

If you had invested $10,000 in Templeton Foreign Fund - Class A at inception, it would have been worth $95,977 on February 28, 2003. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through February 28, 2003.*

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

        Principal + Dividends   Principal + Cap Gains   Total Value         CPI
10/5/82          $9,423                 $9,423            $9,423         $10,000
12/31/82         $9,823                 $9,823            $9,823          $9,965
12/31/83        $13,362                $13,217           $13,410         $10,343
12/31/84        $13,094                $12,759           $13,250         $10,751
12/31/85        $16,566                $15,735           $16,812         $11,160
12/31/86        $19,903                $19,896           $21,648         $11,282
12/31/87        $23,252                $24,190           $27,006         $11,782
12/31/88        $26,865                $28,790           $32,946         $12,303
12/31/89        $33,854                $36,619           $43,006         $12,875
12/31/90        $31,870                $34,542           $41,712         $13,662
12/31/91        $36,198                $40,076           $49,325         $14,080
12/31/92        $34,964                $39,496           $49,372         $14,488
12/31/93        $47,393                $53,489           $67,549         $14,886
12/31/94        $45,397                $53,552           $67,783         $15,284
12/31/95        $49,210                $58,571           $75,343         $15,672
12/31/96        $57,909                $67,602           $88,903         $16,192
12/31/97        $58,220                $71,753           $94,815         $16,468
12/31/98        $51,688                $68,140           $90,181         $16,733
12/31/99        $72,959                $92,229          $125,541         $17,181
12/31/00        $69,994                $87,478          $120,935         $17,764
12/31/01        $65,785                $78,257          $111,356         $18,039
12/31/02        $60,790                $70,303          $101,730         $18,468
2/28/03         $57,353                $66,328           $95,977         $18,694

*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The historical data shown above pertain only to the Fund's Class A shares. The Fund offers four other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

Past performance does not guarantee future results.

TEMPLETON FOREIGN FUND
Financial Highlights

                                                                             CLASS A
                                              ----------------------------------------------------------------------
                                              SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003  ---------------------------------------------------
                                                 (UNAUDITED)     2002       2001        2000        1999        1998
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period .........      $8.82       $9.69     $10.56      $10.49       $8.43      $11.40
                                              ----------------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................        .04         .15        .26         .23         .27         .30
 Net realized and unrealized gains (losses) ..       (.88)       (.77)      (.69)        .25        2.82       (2.11)
                                              ----------------------------------------------------------------------
Total from investment operations .............       (.84)       (.62)      (.43)        .48        3.09       (1.81)
                                              ----------------------------------------------------------------------
Less distributions from:
 Net investment income .......................       (.14)       (.25)      (.23)       (.32)       (.26)       (.32)
 Net realized gains ..........................         --          --       (.21)       (.09)       (.77)       (.84)
                                              ----------------------------------------------------------------------
Total distributions ..........................       (.14)       (.25)      (.44)       (.41)      (1.03)      (1.16)
                                              ----------------------------------------------------------------------
Net asset value, end of period ...............      $7.84       $8.82      $9.69      $10.56      $10.49       $8.43
                                              ======================================================================
Total return b ...............................    (9.61)%     (6.31)%    (4.08)%       4.79%      40.36%    (17.89)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............ $7,784,179  $8,325,977 $9,165,696 $11,489,339 $11,940,654 $10,745,504
Ratios to average net assets
 Expenses ....................................      1.22% c     1.16%      1.18%       1.15%       1.13%       1.12%
 Net investment income .......................       .54% c     1.63%      2.54%       2.14%       2.92%       2.79%
Portfolio turnover rate ......................     15.24%      34.15%     21.38%      44.77%      26.11%      38.27%

a Based on average weighted shares outstanding effective year ended August 31,
 1999.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                             CLASS B
                                                      -------------------------------------------------------
                                                       SIX MONTHS ENDED            YEAR ENDED AUGUST 31,
                                                      FEBRUARY 28, 2003  ------------------------------------
                                                           (UNAUDITED)   2002       2001      2000    1999 D
                                                      -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................     $8.69     $9.56     $10.43    $10.43     $8.39
                                                            -------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........................      (.02)      .08        .18       .16       .14
 Net realized and unrealized gains (losses) .............      (.84)     (.76)      (.67)      .23      1.90
                                                            -------------------------------------------------
Total from investment operations ........................      (.86)     (.68)      (.49)      .39      2.04
                                                            -------------------------------------------------
Less distributions from:
 Net investment income ..................................      (.08)     (.19)      (.17)     (.30)       --
 Net realized gains .....................................        --        --       (.21)     (.09)       --
                                                            -------------------------------------------------
Total distributions .....................................      (.08)     (.19)      (.38)     (.39)       --
                                                            -------------------------------------------------
Net asset value, end of period ..........................     $7.75     $8.69      $9.56    $10.43    $10.43
                                                            =================================================
Total return b ..........................................   (9.88)%   (7.07)%    (4.75)%     3.99%    24.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................   $94,803   $87,135    $64,360   $53,313   $16,765
Ratios to average net assets:
 Expenses ...............................................     1.97% c   1.91%      1.93%     1.90%     1.91% c
 Net investment income (loss) ...........................    (.21)% c    .88%      1.83%     1.54%     2.14% c
Portfolio turnover rate .................................    15.24%    34.15%     21.38%    44.77%    26.11%

a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 1, 1999 (effective date) to August 31, 1999.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                             CLASS C
                                              ----------------------------------------------------------------------
                                              SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003  ---------------------------------------------------
                                                 (UNAUDITED)     2002       2001        2000        1999        1998
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ..........     $8.69       $9.55     $10.39      $10.31       $8.30      $11.25
                                                ----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...............      (.02)        .08        .18         .14         .19         .22
 Net realized and unrealized gains (losses) ...      (.84)       (.76)      (.66)        .25        2.79       (2.07)
                                                ----------------------------------------------------------------------
Total from investment operations ..............      (.86)       (.68)      (.48)        .39        2.98       (1.85)
                                                ----------------------------------------------------------------------
Less distributions from:
 Net investment income ........................      (.07)       (.18)      (.15)       (.22)       (.20)       (.26)
 Net realized gains ...........................        --          --       (.21)       (.09)       (.77)       (.84)
                                                ----------------------------------------------------------------------
Total distributions ...........................      (.07)       (.18)      (.36)       (.31)       (.97)      (1.10)
                                                ----------------------------------------------------------------------
Net asset value, end of period ................     $7.76       $8.69      $9.55      $10.39      $10.31       $8.30
                                                ======================================================================
Total return b ................................   (9.91)%     (7.10)%    (4.68)%       3.94%      39.45%    (18.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $714,332    $793,143   $899,275  $1,127,869  $1,196,084  $1,159,810
Ratios to average net assets:
 Expenses .....................................     1.97% c     1.91%      1.92%       1.90%       1.88%       1.87%
 Net investment income (loss) .................    (.21)% c      .88%      1.80%       1.39%       2.15%       2.07%
Portfolio turnover rate .......................    15.24%      34.15%     21.38%      44.77%      26.11%      38.27%

a Based on average weighted shares outstanding effective year ended August 31,
  1999.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                  CLASS R
                                                   -------------------------------------
                                                    SIX MONTHS ENDED
                                                   FEBRUARY 28, 2003      PERIOD ENDED
                                                       (UNAUDITED)     AUGUST 31, 2002 D
                                                   -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ..............      $8.81                $9.30
                                                   -------------------------------------
Income from investment operations:
 Net investment income a ..........................        .02                  .14
 Net realized and unrealized gains (losses) .......       (.87)                (.63)
                                                   -------------------------------------
Total from investment operations ..................       (.85)                (.49)
                                                   -------------------------------------
Less distributions from net investment income .....       (.15)                  --
                                                   -------------------------------------
Net asset value, end of period ....................      $7.81                $8.81
                                                   =====================================
Total return b ....................................    (9.76)%              (5.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................    $25,161               $5,641
Ratios to average net assets:
 Expenses .........................................      1.47% c              1.41% c
 Net investment income ............................       .29% c              1.38% c
Portfolio turnover rate ...........................     15.24%               34.15%


a Based on average weighted shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period January 2, 2002 (effective date) to August 31, 2002.

TEMPLETON FOREIGN FUND
Financial Highlights (CONTINUED)

                                                                         ADVISOR CLASS
                                              ----------------------------------------------------------------------
                                              SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003  ---------------------------------------------------
                                                 (UNAUDITED)     2002       2001        2000        1999        1998
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ..........     $8.81       $9.69     $10.56      $10.50       $8.44      $11.42
                                               -----------------------------------------------------------------------
Income from investment operations:
 Net investment income a ......................       .06         .17        .28         .26         .29         .33
 Net realized and unrealized gains (losses) ...      (.88)       (.77)      (.68)        .24        2.81       (2.12)
                                               -----------------------------------------------------------------------
Total from investment operations ..............      (.82)       (.60)      (.40)        .50        3.10       (1.79)
                                               -----------------------------------------------------------------------
Less distributions from:
 Net investment income ........................      (.16)       (.28)      (.26)       (.35)       (.27)       (.35)
 Net realized gains ...........................        --          --       (.21)       (.09)       (.77)       (.84)
                                               -----------------------------------------------------------------------
Total distributions ...........................      (.16)       (.28)      (.47)       (.44)      (1.04)      (1.19)
                                               -----------------------------------------------------------------------
Net asset value, end of period ................     $7.83       $8.81      $9.69      $10.56      $10.50       $8.44
                                               =======================================================================

Total return b ................................   (9.38)%     (6.15)%    (3.81)%      5.03%      40.65%     (17.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $295,084    $297,866   $102,846   $ 117,129     $77,203     $50,022
Ratios to average net assets:
 Expenses .....................................      .97% c      .91%       .93%        .90%        .88%        .87%
 Net investment income ........................      .79% c     1.88%      2.78%       2.45%       3.18%       3.08%
Portfolio turnover rate .......................    15.24%      34.15%     21.38%      44.77%      26.11%      38.27%

a Based on average weighted shares outstanding effective year ended August 31,
  1999.
b Total return is not annualized for periods less than one year.
c Annualized.

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 82.1%
     AEROSPACE & DEFENSE 1.2%
     BAE Systems PLC ..................................    United Kingdom       18,312,255            $  31,728,012
     Embraer-Empresa Brasileira de
     Aeronautica SA, ADR ..............................        Brazil              350,500                3,613,655
     Rolls-Royce PLC ..................................    United Kingdom       54,481,973               68,222,607
                                                                                                      -------------
                                                                                                        103,564,274
                                                                                                      -------------
     AIR FREIGHT & COURIERS .4%
     Deutsche Post AG .................................        Germany           3,166,417               32,079,843
                                                                                                      -------------
     AIRLINES .6%
     Qantas Airways Ltd. ..............................       Australia          8,840,760               16,524,284
     Qantas Airways Ltd., 144A ........................       Australia          1,346,661                2,517,047
     Singapore Airlines Ltd. ..........................       Singapore          6,165,985               33,504,044
                                                                                                      -------------
                                                                                                         52,545,375
                                                                                                      -------------
     AUTO COMPONENTS 2.5%
     Autoliv Inc., SDR ................................        Sweden            4,384,495               90,688,814
     Denso Corp. ......................................         Japan            3,381,300               50,594,373
     Valeo SA .........................................        France            2,817,739               79,993,151
                                                                                                      -------------
                                                                                                        221,276,338
                                                                                                      -------------
     AUTOMOBILES .4%
     Volkswagen AG ....................................        Germany             805,537               32,253,777
                                                                                                      -------------
     BANKS 4.9%
     Abbey National PLC ...............................    United Kingdom        9,237,336               56,743,968
     Allied Irish Banks PLC ...........................    Irish Republic           70,600                  896,368
   a Banca Nazionale del Lavoro SpA ...................         Italy               58,610                   70,308
     HSBC Holdings PLC ................................       Hong Kong          2,006,800               21,485,530
     Intesabci SpA ....................................         Italy               33,850                   78,439
     Kookmin Bank .....................................      South Korea         2,500,000               76,446,195
     Lloyds TSB Group PLC .............................    United Kingdom       10,857,447               60,539,570
     Nordea AB ........................................        Sweden            7,106,560               30,985,236
     San Paolo-IMI SpA ................................         Italy            4,986,600               34,934,470
     Toronto Dominion Bank ............................        Canada            2,709,300               60,558,256
   a UBS AG ...........................................      Switzerland         2,303,199               96,646,035
                                                                                                      -------------
                                                                                                        439,384,375
                                                                                                      -------------
     BEVERAGES .4%
     PanAmerican Beverages Inc., A ....................        Mexico            1,919,380               39,539,228
                                                                                                      -------------
     BIOTECHNOLOGY .6%
   a CellTech Group PLC ...............................    United Kingdom       10,050,800               51,173,783
   a CK Life Sciences International
     (Holdings) Inc. ..................................       Hong Kong          1,117,611                  183,424
                                                                                                      -------------
                                                                                                         51,357,207
                                                                                                      -------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     CHEMICALS 2.8%
     Akzo Nobel NV ....................................      Netherlands         2,173,675            $  47,066,382
     BASF AG ..........................................        Germany           2,650,316               96,263,983
     Bayer AG, Br. ....................................        Germany           2,350,193               31,181,561
     DSM NV, Br. ......................................      Netherlands         2,019,323               74,106,991
                                                                                                      -------------
                                                                                                        248,618,917
                                                                                                      -------------
     COMMERCIAL SERVICES & SUPPLIES 1.0%
     Adecco SA ........................................      Switzerland         1,558,118               46,996,332
     Chubb PLC ........................................    United Kingdom       16,117,799               15,232,295
     Societe BIC SA ...................................        France              818,992               26,128,089
                                                                                                      -------------
                                                                                                         88,356,716
                                                                                                      -------------
     COMPUTERS & PERIPHERALS .8%
     Compal Electronics Inc. ..........................        Taiwan           41,280,000               39,795,108
     NEC Corp. ........................................         Japan            7,934,000               29,528,103
                                                                                                      -------------
                                                                                                         69,323,211
                                                                                                      -------------
     CONSTRUCTION MATERIALS 1.0%
     Cemex SA .........................................        Mexico            3,853,718               13,857,085
     Cemex SA, ADR ....................................        Mexico            4,352,202               78,122,026
     Hanson PLC .......................................    United Kingdom           32,820                  153,921
                                                                                                      -------------
                                                                                                         92,133,032
                                                                                                      -------------
     DIVERSIFIED FINANCIALS 4.6%
     Amvescap PLC .....................................    United Kingdom           73,000                  338,911
   a First Pacific Co. Ltd. ...........................       Hong Kong         12,884,000                1,453,747
     ICICI Bank Ltd. ..................................         India            1,041,500                3,264,452
     Nomura Holdings Inc. .............................         Japan           10,340,480              121,575,531
     Rodamco Europe NV ................................      Netherlands         3,395,550              157,111,252
     Swire Pacific Ltd., A ............................       Hong Kong         24,142,522              102,153,226
   a WCM Beteiligungs & Grundbesitz AG ................        Germany          11,412,612               24,600,918
                                                                                                      -------------
                                                                                                        410,498,037
                                                                                                      -------------
     DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
     BCE Inc. .........................................        Canada            2,175,763               40,556,409
     KT Corp., ADR ....................................      South Korea         2,603,234               48,159,829
     Nippon Telegraph & Telephone Corp. ...............         Japan               27,016               97,803,747
     Telecom Corp. of New Zealand Ltd. ................      New Zealand        13,339,365               31,257,988
     Telefonos de Mexico SA de CV
     (Telmex), L, ADR .................................        Mexico            1,846,680               53,682,988
                                                                                                      -------------
                                                                                                        271,460,961
                                                                                                      -------------
     ELECTRIC UTILITIES 4.9%
     CLP Holdings Ltd. ................................       Hong Kong         35,126,499              144,125,344
     E.ON AG ..........................................        Germany           2,239,080               95,203,494
     Guangdong Electric Power
     Development Co Ltd., B ...........................         China            4,730,550                2,735,544
     Hong Kong Electric Holdings Ltd. .................       Hong Kong         27,682,304              105,595,330
     Iberdrola SA, Br. ................................         Spain            5,754,512               88,195,082
                                                                                                      -------------
                                                                                                        435,854,794
                                                                                                      -------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRICAL EQUIPMENT .2%
     GP Batteries International Ltd. ..................       Singapore            286,245            $     297,906
     Kidde PLC ........................................    United Kingdom       20,257,362               18,266,979
                                                                                                      -------------
                                                                                                         18,564,885
                                                                                                      -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.7%
     Hitachi Ltd. .....................................         Japan           25,426,000              105,381,603
     Murata Manufacturing Co. Ltd. ....................         Japan              742,000               28,117,234
     Samsung Electro-Mechanics Co. ....................      South Korea           475,520               15,456,940
                                                                                                      -------------
                                                                                                        148,955,777
                                                                                                      -------------
     FOOD & DRUG RETAILING .2%
     J.Sainsbury PLC ..................................    United Kingdom        5,500,000               20,098,286
     Tesco PLC ........................................    United Kingdom          250,954                  640,350
                                                                                                      -------------
                                                                                                         20,738,636
                                                                                                      -------------
     FOOD PRODUCTS 1.2%
     Cadbury Schweppes PLC ............................    United Kingdom        2,336,489               11,813,460
     Nestle SA ........................................      Switzerland           462,590               93,132,058
                                                                                                      -------------
                                                                                                        104,945,518
                                                                                                      -------------
     GAS UTILITIES 1.2%
     TransCanada PipeLines Ltd. .......................        Canada            6,921,984              103,193,224
   a Transportadora de Gas del Sur SA, B, ADR .........       Argentina            779,350                1,519,732
                                                                                                      -------------
                                                                                                        104,712,956
                                                                                                      -------------
     HEALTH CARE PROVIDERS & SERVICES
     Gehe AG ..........................................        Germany             104,861                3,933,050
                                                                                                      -------------
     HOTELS RESTAURANTS & LEISURE .4%
     Shangri-La Asia Ltd. .............................       Hong Kong         56,736,670               40,738,720
                                                                                                      -------------
     HOUSEHOLD DURABLES 3.3%
     Koninklijke Philips Electronics NV ...............      Netherlands         9,205,362              153,584,751
     LG Electronics Inc. ..............................      South Korea            93,590                3,159,785
     Makita Corp. .....................................         Japan            3,952,700               26,412,629
     Pioneer Corp. ....................................         Japan               45,000                  974,413
     Sony Corp. .......................................         Japan            2,835,400              107,684,043
                                                                                                      -------------
                                                                                                        291,815,621
                                                                                                      -------------
     HOUSEHOLD PRODUCTS
     KAO Corp. ........................................         Japan               39,000                  823,049
     Reckitt Benckiser PLC ............................    United Kingdom           50,100                  789,915
                                                                                                      -------------
                                                                                                          1,612,964
                                                                                                      -------------
     INDUSTRIAL CONGLOMERATES 2.2%
     Hutchison Whampoa Ltd. ...........................       Hong Kong         18,837,224              112,794,856
     Smiths Group PLC .................................    United Kingdom        8,593,750               81,757,576
                                                                                                      -------------
                                                                                                        194,552,432
                                                                                                      -------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INSURANCE 7.4%
     Ace Ltd. .........................................        Bermuda           4,338,005           $  120,206,118
     AXA SA ...........................................        France            5,623,885               68,736,237
     AXA SA, ADR ......................................        France              150,000                1,816,500
     Sampo-Leonia OYJ, 144A ...........................        Finland           5,143,000               32,149,986
     Sampo-Leonia OYJ, A ..............................        Finland           7,671,280               47,954,802
     Swiss Reinsurance Co. ............................      Switzerland         2,930,885              157,783,632
     Swiss Reinsurance Co., 144A ......................      Switzerland           319,035               17,175,188
     XL Capital Ltd., A ...............................        Bermuda           1,707,924              121,160,129
     Zurich Financial Services AG .....................      Switzerland         1,118,180               94,830,900
                                                                                                      -------------
                                                                                                        661,813,492
                                                                                                      -------------
     IT CONSULTING & SERVICES .7%
     Satyam Computers Services Ltd. ...................         India           13,621,560               64,442,710
                                                                                                      -------------
     MACHINERY 1.8%
     Fanuc Ltd. .......................................         Japan                9,500                  413,830
     Invensys PLC .....................................    United Kingdom           14,900                    3,755
     KCI Konecranes International PLC .................        Finland               6,030                  133,557
     Metso OYJ ........................................        Finland           5,551,822               57,443,783
     Sandvik AB .......................................        Sweden            4,559,159              105,553,452
     Volvo AB, B ......................................        Sweden                5,720                  100,162
                                                                                                      -------------
                                                                                                        163,648,539
                                                                                                      -------------
     MEDIA 2.1%
     APN News & Media Ltd. ............................       Australia          1,907,918                3,427,155
     Reed Elsevier PLC ................................    United Kingdom          100,000                  730,059
     Reuters Group PLC ................................    United Kingdom       16,144,500               30,260,766
     SCMP Group Ltd. ..................................       Hong Kong         76,171,028               27,590,767
     United Business Media PLC ........................    United Kingdom           21,140                   72,922
     Wolters Kluwer NV ................................      Netherlands         2,358,372               32,611,835
     WPP Group PLC ....................................    United Kingdom       14,661,110               90,234,828
                                                                                                      -------------
                                                                                                        184,928,332
                                                                                                      -------------
     METALS & MINING 3.1%
     Barrick Gold Corp. ...............................        Canada            5,175,730               83,482,878
     BHP Billiton PLC .................................       Australia         11,370,897               59,104,020
     Pechiney SA, A ...................................        France                1,230                   31,154
     Pechiney SA, A, ADR ..............................        France                5,290                   66,601
     POSCO ............................................      South Korea         1,422,085              131,646,959
                                                                                                      -------------
                                                                                                        274,331,612
                                                                                                      -------------
     MULTI-UTILITIES .8%
    aInternational Power PLC ..........................    United Kingdom       11,957,713               17,092,403
     Suez SA ..........................................        France            4,270,370               55,921,402
                                                                                                      -------------
                                                                                                         73,013,805
                                                                                                      -------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MULTILINE RETAIL .2%
     Galeries Lafayette SA ............................        France              191,469            $  20,945,985
     Marks & Spencer Group PLC ........................    United Kingdom           27,840                  133,964
                                                                                                      -------------
                                                                                                         21,079,949
                                                                                                      -------------
     OIL & GAS 8.5%
     BP PLC ...........................................    United Kingdom        6,895,535               43,444,651
     CNOOC Ltd. .......................................       Hong Kong         50,708,705               71,195,435
     CNOOC Ltd., ADR ..................................       Hong Kong          1,462,591               40,762,411
     Eni SpA ..........................................         Italy            9,600,970              142,490,307
     Norsk Hydro ASA ..................................        Norway            1,591,030               60,953,899
   a Perez Companc SA, B, ADR .........................       Argentina            208,455                1,519,637
     PetroChina Co. Ltd., H ...........................         China          546,968,691              114,315,620
     Repsol YPF SA ....................................         Spain            8,015,423              112,306,804
     Royal Dutch Petroleum Co. ........................      Netherlands         1,013,000               40,123,893
     Shell Transport & Trading Co. PLC ................    United Kingdom       22,045,640              127,697,897
     Total Fina Elf SA, B .............................        France                1,270                  167,815
                                                                                                      -------------
                                                                                                        754,978,369
                                                                                                      -------------
     PAPER & FOREST PRODUCTS 4.2%
     Holmen Aktiebolag AB, B ..........................        Sweden            3,653,879               89,317,996
     M-real OYJ, B ....................................        Finland           2,834,000               21,534,026
     Norske Skogindustrier ASA, A .....................        Norway            2,174,800               27,772,898
     Stora Enso OYJ, R (EUR Traded) ...................        Finland           2,309,631               22,627,822
     Stora Enso OYJ, R (EUR/FIM Traded) ...............        Finland           7,072,760               69,292,954
     UPM-Kymmene Corp. ................................        Finland           5,199,534              149,067,281
                                                                                                      -------------
                                                                                                        379,612,977
                                                                                                      -------------
     PHARMACEUTICALS 4.1%
     Aventis SA .......................................        France            3,885,150              176,415,005
     GlaxoSmithKline PLC ..............................    United Kingdom          789,100               13,870,898
     Merck KGAA .......................................        Germany              15,780                  380,970
     Novartis AG ......................................      Switzerland         2,581,048               94,790,701
     Ono Pharmaceutical Co. Ltd. ......................         Japan            1,495,000               46,914,358
     Shire Pharmaceuticals Group PLC ..................    United Kingdom        5,727,639               29,590,877
                                                                                                      -------------
                                                                                                        361,962,809
                                                                                                      -------------
     REAL ESTATE 3.5%
     Ayala Land Inc. ..................................      Philippines       104,026,880                8,871,618
     British Land Co. PLC .............................    United Kingdom           17,549                  118,582
     Cheung Kong Holdings Ltd. ........................       Hong Kong         39,739,758              249,676,007
     Hang Lung Group Ltd. .............................       Hong Kong         56,615,783               47,911,191
   a Inversiones Y Representacion SA ..................       Argentina                  4                        3
   a Inversiones y Representacion SA, GDR .............       Argentina            282,576                2,144,755
                                                                                                      -------------
                                                                                                        308,722,156
                                                                                                      -------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                               COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ROAD & RAIL 1.0%
     East Japan Railway Co. ...........................         Japan               17,269            $  79,607,570
     MTR Corp. Ltd. ...................................       Hong Kong          8,767,000                9,723,500
                                                                                                      -------------
                                                                                                         89,331,070
                                                                                                      -------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.4%
     Samsung Electronics Co. Ltd. .....................      South Korea           372,890               87,314,334
   a Taiwan Semiconductor Manufacturing Co. ...........        Taiwan           34,407,400               41,585,922
   a United Microelectronics Corp., ADR ...............        Taiwan               67,689                  218,636
                                                                                                      -------------
                                                                                                        129,118,892
                                                                                                      -------------
     SOFTWARE .3%
   a Check Point Software Technologies Ltd. ...........        Israel            1,677,658               24,946,774
                                                                                                      -------------
     TEXTILES & APPAREL 1.4%
     Adidas-Salomon AG ................................        Germany             644,290               51,386,540
     Yue Yuen Industrial Holdings Ltd. ................       Hong Kong         38,630,410               71,821,229
                                                                                                      -------------
                                                                                                        123,207,769
                                                                                                      -------------
     WIRELESS TELECOMMUNICATION SERVICES 2.1%
   a China Mobile (Hong Kong) Ltd. ....................         China           47,786,329              102,936,278
     SK Telecom Co. Ltd. ..............................      South Korea           232,660               32,160,935
     SK Telecom Co. Ltd., ADR .........................      South Korea         1,283,689               19,755,974
     Smartone Telecommunications
     Holdings Ltd. ....................................       Hong Kong         27,032,203               29,808,176
     Vodafone Group PLC ...............................    United Kingdom          379,718                  680,332
                                                                                                      -------------
                                                                                                        185,341,695
                                                                                                      -------------
     TOTAL COMMON STOCKS (COST $8,600,726,038) ........                                               7,319,297,594
                                                                                                      -------------
     PREFERRED STOCKS 3.8%
     Cia Vale do Rio Doce, A, ADR, pfd. ...............        Brazil            2,366,657               64,491,403
     Petroleo Brasileiro SA, pfd. .....................        Brazil            4,996,200               59,954,400
     Samsung Electronics Co. Ltd., pfd. ...............      South Korea           310,500               34,856,951
     Volkswagen AG, pfd. ..............................        Germany           6,030,016              176,776,137
                                                                                                      -------------
     TOTAL PREFERRED STOCKS (COST $390,165,867) .......                                                 336,078,891
                                                                                                      -------------

                                                                                PRINCIPAL
                                                                                 AMOUNT B
                                                                               ------------
     BONDS & NOTES 5.1%
     Bundesrepublik Deutschland:
      4.25%, 3/12/04 ..................................        Germany          24,330,000    EUR  $     26,743,280
      5.00%, 1/04/12 ..................................        Germany          24,080,000    EUR        28,250,178
     Federal Republic of Germany:
      4.50%, 5/19/03 ..................................        Germany          60,000,000    EUR        64,929,620
      5.00%, 2/17/06 ..................................        Germany          60,000,000    EUR        69,126,555
      5.00%, 7/04/11 ..................................        Germany          12,000,000    EUR        14,088,974
     Government of Canada, 6.00%, 6/01/11 .............        Canada           16,060,000    CAD        11,609,543

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                                                PRINCIPAL
                                                               COUNTRY           AMOUNT B                 VALUE
--------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES (CONT.)
     Government of France:
      5.00%, 7/12/05 ..................................        France           23,180,000    EUR    $   26,452,312
      5.00%, 4/25/12 ..................................        France           24,600,000    EUR        28,722,360
     Government of New Zealand:
      8.00%, 11/15/06 .................................      New Zealand        31,330,000    NZD        18,983,334
      7.00%, 7/15/09 ..................................      New Zealand        31,710,000    NZD        18,961,190
     Government of Spain:
      4.50%, 7/30/04 ..................................         Spain           23,575,000    EUR        26,171,319
      5.00%, 7/30/12 ..................................         Spain           25,160,000    EUR        29,406,031
     Inversiones Y Representacion SA,
     cvt., 8.00%, 11/14/07 ............................       Argentina          1,335,565                1,575,967
     Kingdom of Sweden, 5.50%, 10/08/12 ...............        Sweden           97,360,000    SEK        12,347,122
     Korea Telecom Corp., cvt., 144A,
     .25%, 1/04/07 ....................................      South Korea        20,000,000               20,575,000
     New South Wales Treasury Corp.,
     8.00%, 3/01/08 ...................................       Australia         34,330,000    AUD        23,711,752
     U.S. Treasury Bond, 8.75%, 8/15/20 ...............     United States       20,000,000               30,089,860
     U.S. Treasury Note, 3.625%, 8/31/03 ..............     United States        1,500,000                1,518,224
                                                                                                     --------------
     TOTAL BONDS & NOTES (COST $382,635,714) ..........                                                 453,262,621
                                                                                                     --------------
     SHORT TERM INVESTMENTS (COST $781,200,638) 8.7%
     U.S. Treasury Bills, 1.133% to 1.221%,
     with maturities to 5/29/03 .......................     United States      782,333,000              781,269,772
                                                                                                     --------------
     TOTAL INVESTMENTS (COST $10,154,728,257) 99.7% ...                                               8,889,908,878
     OTHER ASSETS, LESS LIABILITIES .3% ...............                                                  23,650,978
                                                                                                     --------------
     NET ASSETS 100.0% ................................                                              $8,913,559,856
                                                                                                     ==============

     CURRENCY ABBREVIATIONS:
     AUD -- Australian Dollar
     CAD -- Canadian Dollar
     EUR -- European Unit
     FIM -- Finnish Markka
     NZD -- New Zealand Dollar
     SEK -- Swedish Krona

 a Non-income producing.
 b The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ..................................................      $ 10,154,728,257
                                                               ================
  Value .................................................         8,889,908,878
 Cash ...................................................                 2,968
 Foreign currency, at value (cost $6,286,838 ) ..........             6,117,261
 Receivables:
  Investment securities sold ............................            16,881,085
  Capital shares sold ...................................            51,330,783
  Dividends and interest ................................            28,142,331
                                                               ----------------
      Total assets ......................................         8,992,383,306
Liabilities:
 Payables:
  Investment securities purchased .......................            31,266,937
  Capital shares redeemed ...............................            35,135,103
  Affiliates ............................................            10,774,384
 Other liabilities ......................................             1,647,026
                                                               ----------------
      Total liabilities .................................            78,823,450
                                                               ----------------
Net assets, at value ....................................      $  8,913,559,856
                                                               ================
Net assets consist of:
 Undistributed net investment income ....................      $     (5,999,743)
 Net unrealized appreciation (depreciation) .............        (1,263,819,452)
 Accumulated net realized gain (loss) ...................          (700,061,631)
 Capital shares .........................................        10,883,440,682
                                                               ----------------
Net assets, at value ....................................      $  8,913,559,856
                                                               ================
CLASS A:
 Net asset value per share ($7,784,179,308 / 992,530,075
 shares outstanding) ....................................                 $7.84
                                                               ================
 Maximum offering price per share ($7.84 / 94.25%) ......                 $8.32
                                                               ================
CLASS B:
 Net asset value and maximum offering price per
  share ($94,803,445 / 12,229,026
  shares outstanding) a .................................                 $7.75
                                                               ================
CLASS C:
 Net asset value per share ($714,331,978 / 92,021,520
 shares outstanding) a ..................................                 $7.76
                                                               ================
 Maximum offering price per share ($7.76 / 99.00%) ......                 $7.84
                                                               ================
CLASS R:
 Net asset value and maximum offering price per share
 ($25,161,223 / 3,220,040 shares outstanding) a .........                 $7.81
                                                               ================
ADVISOR CLASS:
 Net asset value and maximum offering price per share
 ($295,083,902 / 37,709,760 shares outstanding) .........                 $7.83
                                                               ================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $6,314,066)
 Dividends .................................................      $  62,086,721
 Interest ..................................................         18,186,507
                                                                  -------------
      Total investment income ..............................         80,273,228
Expenses:
 Management fees (Note 3) ..................................         27,982,186
 Administrative fees (Note 3) ..............................          3,600,643
 Distribution fees (Note 3)
  Class A ..................................................          9,997,644
  Class B ..................................................            451,469
  Class C ..................................................          3,734,328
  Class R ..................................................             43,349
 Transfer agent fees (Note 3) ..............................         10,398,000
 Custodian fees ............................................          1,540,000
 Reports to shareholders ...................................            302,900
 Registration and filing fees ..............................            216,600
 Professional fees .........................................            122,700
 Directors' fees and expenses ..............................             83,500
 Other .....................................................             92,400
                                                                  -------------
      Total expenses .......................................         58,565,719
                                                                  -------------
            Net investment income ..........................         21,707,509
                                                                  -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................       (274,181,948)
  Foreign currency transactions ............................         (2,191,050)
                                                                  -------------
      Net realized gain (loss) .............................       (276,372,998)
 Net unrealized appreciation (depreciation) on:
 Investments ...............................................       (671,676,386)
 Translation of assets and liabilities
  denominated in foreign currencies ........................            761,666
                                                                  -------------
      Net unrealized appreciation (depreciation) ...........       (670,914,720)
                                                                  -------------
Net realized and unrealized gain (loss) ....................       (947,287,718)
                                                                  -------------
Net increase (decrease) in net assets resulting
  from operations ..........................................      $(925,580,209)
                                                                  =============

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2002

                                                                SIX MONTHS ENDED      YEAR ENDED
                                                               FEBRUARY 28, 2003   AUGUST 31, 2002
                                                               ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................      $  21,707,509     $   154,101,909
  Net realized gain (loss) from investments and
 foreign currency transactions ............................       (276,372,998)       (312,319,760)
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies ............       (670,914,720)       (518,824,331)
                                                                ----------------------------------
      Net increase (decrease) in net assets
 resulting from operations ................................       (925,580,209)       (677,042,182)

Distributions to shareholders from:
 Net investment income:
  Class A .................................................       (133,573,005)       (235,819,413)
  Class B .................................................           (900,250)         (1,306,252)
  Class C .................................................         (6,555,980)        (16,440,739)
  Class R .................................................           (287,984)               --
  Advisor Class ...........................................         (5,646,522)         (2,915,336)
                                                                ----------------------------------
 Total distributions to shareholders ......................       (146,963,741)       (256,481,740)

Capital share transactions (Note 2):
  Class A .................................................        398,242,475         (24,259,182)
  Class B .................................................         18,155,504          30,333,334
  Class C .................................................          6,924,909         (26,453,311)
  Class R .................................................         21,080,060           6,109,358
  Advisor Class ...........................................         31,901,193         225,379,426
                                                                ----------------------------------
Total capital share transactions ..........................        476,304,141         211,109,625
Redemption fees (Note 1g) .................................             37,598                --
       Net increase (decrease) in net assets ..............       (596,202,211)       (722,414,297)

Net assets:
 Beginning of period ......................................      9,509,762,067      10,232,176,364
                                                                ----------------------------------
 End of period ............................................     $8,913,559,856     $ 9,509,762,067
                                                                ==================================
Undistributed net investment income included in net assets:
 End of period ............................................     $   (5,999,743)    $   119,256,489
                                                                ==================================

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest primarily in the equity securities of companies outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting year. Actual results could differ from those estimates.

G. REDEMPTION FEES

The Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At February 28, 2003, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 2.6 billion shares have been classified as Fund shares as follows: 2 billion Class A shares, 100 million Class B shares, 300 million Class C shares, 100 million Class R, and 100 million Advisor Class shares. Transactions in the Fund's shares were as follows:

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2003               AUGUST 31, 2002
                                              -------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              -------------------------------------------------------------
CLASS A SHARES:
Shares sold .................................  350,944,213 $ 2,905,095,565     471,491,186  $ 4,374,949,331
Shares issued on reinvestment
 of distributions ...........................   13,857,106     114,571,286      23,497,068      202,990,579
Shares redeemed ............................. (316,350,261) (2,621,424,376)   (496,607,817)  (4,602,199,092)
                                              --------------------------------------------------------------
Net increase (decrease) .....................   48,451,058 $   398,242,475      (1,619,563) $   (24,259,182)
                                              ==============================================================

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

2. CAPITAL STOCK (CONT.)

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2003               AUGUST 31, 2002
                                              ------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              ------------------------------------------------------------
CLASS B SHARES:
Shares sold .................................    2,857,421    $ 23,438,025       4,315,959  $  39,672,214
Shares issued on reinvestment
 of distributions ...........................       94,874         774,088         130,127      1,107,955
Shares redeemed .............................     (744,786)     (6,056,609)     (1,155,195)   (10,446,835)
                                              ------------------------------------------------------------
Net increase (decrease) .....................    2,207,509    $ 18,155,504       3,290,891  $  30,333,334
                                              ============================================================

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2003               AUGUST 31, 2002
                                              ------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              ------------------------------------------------------------
CLASS C SHARES:
Shares sold .................................    8,802,249    $ 72,394,733      15,992,952 $  147,225,872
Shares issued on reinvestment
 of distributions ...........................      654,074       5,342,112       1,556,953     13,236,017
Shares redeemed .............................   (8,681,310)    (70,811,936)    (20,499,209)  (186,915,200)
                                              ------------------------------------------------------------
Net increase (decrease) .....................      775,013     $ 6,924,909      (2,949,304) $  (26,453,311)
                                              ============================================================

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2003               AUGUST 31, 2002
                                              ------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              ------------------------------------------------------------
CLASS R SHARES:
Shares sold .................................    3,013,835    $ 24,675,433         856,102  $   8,088,815
Shares issued on reinvestment
 of distributions ...........................       34,889         287,438              --             --
Shares redeemed .............................     (469,050)     (3,882,811)       (215,736)    (1,979,457)
                                              ------------------------------------------------------------
Net increase (decrease) .....................    2,579,674    $ 21,080,060         640,366  $   6,109,358
                                              ============================================================

                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2003               AUGUST 31, 2002
                                              ------------------------------------------------------------
                                                  SHARES         AMOUNT            SHARES        AMOUNT
                                              ------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold .................................   15,345,264    $126,378,155      29,965,837  $ 287,607,007
Shares issued on reinvestment
 of distributions ...........................      319,211       2,633,633         295,000      2,546,900
Shares issued on merger (Note 6) ............           --              --       3,103,590     29,797,563
Shares redeemed .............................  (11,754,888)    (97,110,595)    (10,174,873)   (94,572,044)
                                              ------------------------------------------------------------
Net increase (decrease) .....................    3,909,587    $ 31,901,193      23,189,554  $ 225,379,426
                                              ============================================================

*Effective date of Class R shares was January 2, 2002.

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
         0.75%          First $200 million
         0.675%         Over $200 million, up to and including $1.3 billion
         0.60%          Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million, up to and including $1.2 billion
         0.075%         Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, 1.00%, and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2003, unreimbursed costs were $34,671,356. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $312,987 and $221,304, respectively.

4. INCOME TAXES

At February 28, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

         Cost of investments ..............................  $10,202,579,579
                                                             ---------------
         Unrealized appreciation ..........................      569,979,790
         Unrealized depreciation ..........................   (1,882,650,491)
                                                             ---------------
         Net unrealized appreciation (depreciation) .......  $(1,312,670,701)
                                                             ===============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales losses realized subsequent to October 31 on the sales of securities, and bond discounts and premiums.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES (CONT.)

At August 31, 2002, the Fund had tax basis capital losses including $18,417,772 from the merged FTI International Equity Fund which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2007 .............................. $  4,651,723
                  2008 ..............................   11,314,069
                  2009 ..............................    2,451,980
                  2010 ..............................  268,259,710
                                                      ------------
                                                      $286,677,482
                                                      ============

At August 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $111,036,863. For tax purposes, such losses will be reflected in the year ending August 31, 2003.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2003 aggregated $2,042,196,624 and $1,219,614,336, respectively.

6. MERGER

On March 27, 2002, the Fund acquired the net assets of Fiduciary International Equity Fund, an affiliate of the Fund, pursuant to a plan of reorganization approved by Fiduciary International Equity Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,103,590 Advisor shares of the Fund (valued at $9.60 per share) for the net assets of the Fiduciary International Equity Fund which aggregated $29,797,563, including $517,697 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $10,155,045,318.

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


SEMIANNUAL REPORT
TEMPLETON FOREIGN FUND

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Foreign Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


104 S2003 04/03                   [LOGO OMITTED] Printed on recycled paper

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.
-----------------------------------------------------------------------------
PROXY                                                                    PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                               INTERNATIONAL FUND
                                OCTOBER 15, 2003

The undersigned hereby revokes all previous proxies for his or her shares and appoints ANNE M. DOMBROWSKE and KAREN F. HABER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of International Fund that the undersigned is entitled to vote at the International Fund's Meeting to be held at 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m., Eastern time on October 15, 2003, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                    VOTE VIA THE TELEPHONE: 1-800-[      ]
                    CONTROL NUMBER:

                    Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.

                    -----------------------------------------------------------
                    Signature

                    -----------------------------------------------------------
                    Signature

                    -----------------------------------------------------------
                    Date

                            (Please see reverse side)



PAGE



                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.
-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE VICTORY PORTFOLIOS (THE "TRUST") ON BEHALF OF INTERNATIONAL FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF INTERNATIONAL FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH TEMPLETON FUNDS, INC.,ON BEHALF OF TEMPLETON FOREIGN FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL
1.

                                                        For   Against   Abstain

1. To approve an Agreement and Plan of Reorganization      []      []        []
   between the Trust, on behalf of International Fund, and Templeton Funds, Inc., on behalf of Templeton
   Fund, that provides for (i) the acquisition of substantially all of the assets of International
   Fund by Templeton Fund in exchange solely for Class A and Class C shares of Templeton Fund,
   (ii) the distribution of such shares to the shareholders of International Fund, and (iii) the complete liquidation and dissolution of International
   Fund. Shareholders of International Fund will receive Class A or Class C shares of Templeton
   Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholders'
   Class A or Class R shares in International Fund.

                                                        GRANT  WITHHOLD ABSTAIN
2. To grant the proxyholders the authority to vote       []       []      []
   upon any other business, not currently contemplated, which may legally come before the meeting.

                     IMPORTANT: PLEASE SIGN AND MAIL IN YOUR

                                  PROXY...TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                                 TEMPLETON FUND
                               DATED SEPTEMBER [], 2003

                                 Acquisition of
                                  the Assets of
                               INTERNATIONAL FUND,
                       a series of The Victory Portfolios


     This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of International Fund for Clas A and Class C shares of Templeton Fund.

     This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this SAI.

        1. The applicable Statement of Additional Information of Templeton Fund - Class A, B, C and R dated January 1, 2003.

        2. The applicable Statement of Additional Information of Interantional Fund - Class A and R dated March 1, 2003.

        3. Annual Report of Interantional Fund for the fiscal year ended October 31, 2002.

        4. Semi-Annual Report of Interantional Fund for the period ended April 30, 2003.


This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated September 12, 2003, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Templeton Fund, P.O. Box 33030, St. Petersburg, FL 33733-8030.
------------------------------------------------------------------------------

The Statement of Additional Information of Templeton Fund - Class A, B, C and R dated January 1, 2003, is part of this SAI and will be provided to all Class A and R shareholders requesting this SAI.





TEMPLETON FUNDS, INC.

TEMPLETON FOREIGN FUND    CLASS A, B, C & R
TEMPLETON WORLD FUND      CLASS A, B & C

STATEMENT OF ADDITIONAL INFORMATION


JANUARY 1, 2003

P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in each Fund's prospectus. Each Fund's prospectus, dated January 1, 2003, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with each Fund's prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended August 31, 2002, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal, Strategies and Risks . . . . . . . . . . 2
Officers and Directors . . . . . . . . . . . .10
Management and Other Services . . . . . . . . 16
Portfolio Transactions . . . . . . . . . . . .18
Distributions and Taxes . . . . . . . . . . . 19
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . . .21
Buying and Selling Shares . . . . . . . . . . 22
Pricing Shares . . . . . . . . . . . . . . . .29
The Underwriter . . . . . . . . . . . . . . . 29
Performance . . . . . . . . . . . . . . . . . 31
Miscellaneous Information . . . . . . . . . . 36
Description of Ratings . . . . . . . . . . . .36



-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------


GOAL, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, a Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

Each Fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

The World Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments, as described under "Goal, Strategies and Risks - Structured investments"), rated or unrated, such as convertible bonds and bonds selling at a discount. Under normal market conditions, each Fund will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.). Whenever, in the judgement of the manager, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in U.S. government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal, Strategies and Risks - Temporary investments," and purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest. The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. The Fund may not invest more than 10% of its assets in securities with a limited trading market.

The Foreign Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies outside the U.S. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments), rated or unrated, such as convertible bonds and bonds selling at a discount. Whenever, in the judgement of the manager, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in U.S. government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal, Strategies and Risks - Temporary investments," and purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest. The Fund may purchase sponsored or unsponsored ADRs, EDRs and GDRs. The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. The Fund may not invest more than 10% of its assets in securities with a limited trading market.

In addition, each Fund may not:

1. Invest in real estate or mortgages on real estate (although each Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts except that World Fund may purchase or sell stock index futures contracts.

2. Purchase or retain securities of any company in which directors or officers of Templeton Funds, Inc. (the Company) or of the Funds' manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but World Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Funds may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the board of directors may by resolution approve. As an operating policy approved by the board, neither Fund will pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of a Fund. (For purposes of this restriction, collateral arrangements by World Fund with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.)

7. Invest more than 5% of the value of a Fund's total assets in securities of issuers which have been in continuous operation less than three years.

8. Invest more than 5% of a Fund's total assets in warrants, whether or not listed on the New York Stock Exchange or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction. This restriction does not apply to options on securities indices.

9. Invest more than 15% of a Fund's total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. A Fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and a Fund may not be able to dispose of its holdings in these securities at the current market price.

10. Invest more than 25% of a Fund's total assets in a single industry.

11. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

12. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the Funds, other clients and/or other mutual funds within Franklin Templeton Investments.)

NON-FUNDAMENTAL INVESTMENT POLICIES

Under normal market conditions, Foreign Fund invests at least 80% of its net assets in foreign securities. Net assets for this 80% policy include the amount of borrowings for investment purposes. Each Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. Each Fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. Each may invest any amount of its assets in U.S. government securities. Each may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. Each Fund may not invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's Investors Service (Moody's) or BBB by Standard & Poor's Ratings Group (S&P)(R).

Each Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares. Nothing in the investment policy or investment restrictions (except restrictions 9 and 10) shall be deemed to prohibit either Fund from buying securities pursuant to subscription rights distributed to either Fund by any issuer of securities held at the time in its portfolio, as long as such purchase is not contrary to either Fund's status as a diversified investment company under the Investment Company Act of 1940, as amended, (1940 Act).

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

World Fund tries to achieve its goal by investing in the equity and debt securities of companies and governments located anywhere in the world, including emerging markets. The Fund may invest without percentage limitation in domestic or foreign securities.

Foreign Fund tries to achieve its goal by investing in the equity and debt securities of companies and governments outside the U.S., including emerging markets.

Each Fund's principal investments are in equity securities, including common and preferred stocks. They also invest in American, European and Global Depositary Receipts. Depending upon current market conditions, each invests a portion of its assets in rated and unrated debt securities.

CURRENCY Each Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Each Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through the Funds' flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of either Fund.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of debt securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Each Fund may buy debt securities that are rated Caa by Moody's or CCC by S&P(R) or better; or unrated debt that it determines to be of comparable quality. See "Goal, Strategies and Risks" for further limitations with respect to the Funds' investments in debt securities.

INTEREST RATE. To the extent each Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the its portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

LOW RATED SECURITIES. Bonds rated Caa by Moody's are of poor standing. These securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. Each Fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for each Fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of each Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery.

The Funds may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, each Fund must distribute substantially all of its income to shareholders. Thus, the Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Stock index futures contracts and options on securities indices are considered derivative investments. To the extent the World Fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

Some of the risks involved in stock index futures transactions relate to World Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. World Fund intends to buy or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by World Fund for hedging purposes also depends upon the managers' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when World Fund seeks to close out an option position. If World Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by World Fund, it would not be able to close out the option. If restrictions on exercise were imposed, World Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by World Fund is covered by an option on the same index purchased by World Fund, movements in the index may result in a loss to World Fund; however, such losses may be mitigated by changes in the value of World Fund's securities during the period the option was outstanding.

SECURITIES INDEX OPTIONS. World Fund has the authority to buy and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities or quoted on NASDAQ for the purpose of hedging the Fund's investments against a decline in value, to implement a tax or cash management strategy, and/or to enhance the Fund's returns. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. The Fund may only buy options if the total premiums it paid for such options are 5% or less of its total assets.

World Fund may write call options and put options only if they are "covered." A call option on an index is covered if World Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if World Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian. A put option is also covered if World Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by World Fund expires, World Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by World Fund expires unexercised, World Fund will realize a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when World Fund desires.

STOCK INDEX FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of the Fund's investments. World Fund has the authority to invest up to 20% of its total assets buying and selling stock index futures contracts traded on a recognized stock exchange or board of trade for the purpose of hedging the Fund's investments against a decline in value, to implement a tax or cash management strategy, and/or to enhance the Fund's returns.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the S&P 500 Stock Index (S&P 500 Index) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the index, and the index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if World Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will gain $2,000 (500 units x gain of $4). If World Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will lose $2,000 (500 units x loss of $4).

Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 11/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.

At the time World Fund buys a stock index futures contract, an amount of cash, U.S. government securities, highly liquid debt securities or other pledge (including equity securities) equal to the market value of the contract will be deposited in a segregated account with World Fund's custodian. When selling a stock index futures contract, World Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, World Fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting World Fund to purchase the same futures contract at a price no higher than the price of the contract written by World Fund (or at a higher price if the difference is maintained in liquid assets with World Fund's custodian).

SWAP AGREEMENTS The Funds may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S government securities, or high grade debt obligations, to limit any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount that would be owed or received under contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the manager correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The manager will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit a Fund's ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely effect a Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.



EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks that are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES Each Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to buy such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although each Fund may invest up to 15% of its total assets in unlisted foreign securities, including up to 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds' shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Funds due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Funds to lose their registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Funds from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a Funds if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

LOANS OF PORTFOLIO SECURITIES To generate additional income, World Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the World Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% (for loaned securities issued in the U.S.) or 105% (for loaned securities issued outside the U.S.) of the current market value of the loaned securities. The World Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. Each Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the Funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Funds' purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Funds' assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (1940
Act). As a result, each Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds' restrictions on investments in illiquid securities.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.


Temporary defensive investments generally may include (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and (4) repurchase agreements with banks and broker-dealers. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------


Templeton Funds, Inc. (Company) has a board of directors. Each director will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Company, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Company who are responsible for administering the Company's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Company, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
--------------------------

                                      NUMBER OF
                                     PORTFOLIOS
                                   IN FUND COMPLEX
NAME, AGE                LENGTH OF   OVERSEEN BY   OTHER DIRECTORSHIPS
AND ADDRESS   POSITION  TIME SERVED  BOARD MEMBER* HELD
-----------------------------------------------------------------

HARRIS J.     Director     Since     133       Director, Bar-S
ASHTON (70)                1992                Foods (meat
500 East                                       packing company).
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------

S. JOSEPH     Director     Since     134       None
FORTUNATO                  1992
(70)
500 East
Broward
Blvd. Suite
2100 Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------

ANDREW H.     Director     Since     27        None
HINES, JR.                 1991
(79)
500 East
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd College (1991-present); and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-----------------------------------------------------------------

BETTY P.      Director     Since     21        None
KRAHMER (73)               1990
500 East
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and
formerly, Economic Analyst, U.S. government.
-----------------------------------------------------------------

GORDON S.     Director     Since     133       Director, White
MACKLIN (74)               1993                Mountains
500 East                                       Insurance Group,
Broward                                        Ltd. (holding
Blvd.                                          company); Martek
Suite 2100                                     Biosciences
Fort                                           Corporation;
Lauderdale,                                    MedImmune, Inc.
FL 33394-3091                                  (biotechnology);
                                               Overstock.com
                                               (Internet
                                               services); and
                                               Spacehab, Inc.
                                               (aerospace
                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group
(investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------

FRED R.       Director     Since     27        None
MILLSAPS (73)              1990
500 East
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------

                                      NUMBER OF
                                     PORTFOLIOS
                                   IN FUND COMPLEX
NAME, AGE                LENGTH OF   OVERSEEN BY   OTHER DIRECTORSHIPS
AND ADDRESS   POSITION  TIME SERVED  BOARD MEMBER* HELD
-----------------------------------------------------------------

**NICHOLAS    Director     Since     62        Director,
F. BRADY (72)              1993                Amerada Hess
500 East                                       Corporation
Broward                                        (exploration and
Blvd.                                          refining of oil
Suite 2100                                     and gas); C2,
Fort                                           Inc. (operating
Lauderdale,                                    and investment
FL 33394-3091                                  business); and
                                               H.J. Heinz
                                               Company
                                               (processed foods
                                               and allied
                                               products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC,
Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton
Investment Fund; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------

**CHARLES B.  Director,    Director  133       None
JOHNSON (69)  Chairman of  and
One Franklin  the Board    Chairman
Parkway       and          of the
San Mateo,    Vice         Board
CA 94403-1906 President    since
                           1995 and
                           Vice
                           President
                           since
                           1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

**RUPERT H.   Director     Director  116       None
JOHNSON, JR.  and Vice     since
(62)          President    1992 and
One Franklin               Vice
Parkway                    President
San Mateo,                 since
CA 94403-1906              1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

HARMON E.     Vice         Since     Not       None
BURNS (57)    President    1996      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------

JEFFREY A.    President    President Not       None
EVERETT (38)  and Chief    since     Applicable
PO Box        Executive    2001
N-7759        Officer -    and
Lyford Cay,   Investment   Chief
Nassau,       Management   Executive
Bahamas                    Officer-
                           Investment
                           Management
                           since
                           October
                           2002


PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------

MARTIN L.     Executive    Since     Not       None
FLANAGAN (42) Vice         1990      Applicable
One Franklin  President
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

JIMMY D.      Senior Vice   Since     Not Applicable  None
GAMBILL (55)  President     October
500 East      and Chief     2002
Broward       Executive
Blvd.         Officer
Suite 2100    -Finance and
Fort          Administration
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC; and officer of some of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

DAVID P.      Vice         Since     Not       None
GOSS (55)     President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------

BARBARA J.    Vice         Vice      Not       None
GREEN (55)    President    President Applicable
One Franklin  and          since
Parkway       Secretary    2000
San Mateo,                 and
CA 94403-1906              Secretary
                           since
                           1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division
of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------

JOHN R. KAY   Vice         Since     Not       None
(62)          President    1994      Applicable
500 East
Broward
Blvd.
Suite 2100
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 20 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group,
Inc.
-----------------------------------------------------------------

MICHAEL O.    Vice         Since     Not       Director, FTI
MAGDOL (65)   President -  May 2002  ApplicableBanque, Arch
600 5th       AML                              Chemicals, Inc.
Avenue        Compliance                       and Lingnan
Rockefeller                                    Foundation.
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

BRUCE S.      Treasurer    Treasurer Not       None
ROSENBERG     and Chief    since     Applicable
(41)          Financial    2000
500 East      Officer      and
Broward                    Chief
Blvd.                      Financial
Suite 2100                 Officer
Fort                       since
Lauderdale,                October
FL 33394-3091              2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of
16 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------

MURRAY L.     Vice         Since     Not       None
SIMPSON (65)  President    2000      Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until
1999).
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Nicholas
F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Company pays noninterested board members and Mr. Brady an annual retainer of $24,000 and a fee of $1,800 per board meeting attended. Board members who serve on the audit committee of the Company and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Company. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Company and by Franklin Templeton Investments.

                                                       NUMBER OF BOARDS
                                                         IN FRANKLIN
                       TOTAL FEES      TOTAL FEES        TEMPLETON
                     RECEIVED FROM   RECEIVED FROM      INVESTMENTS ON
                     THE COMPANY/1 FRANKLIN TEMPLETON     WHICH EACH
 NAME                      ($)       INVESTMENTS/2 ($)     SERVES/3
----------------------------------------------------------------------
Harris J. Ashton         20,640          372,100            45
Nicholas F. Brady        20,640          140,500            15
S. Joseph Fortunato      20,640          372,941            46
Andrew H. Hines, Jr.     22,311          209,500            16
Betty P. Krahmer         20,640          142,500            15
Gordon S. Macklin        20,640          363,512            45
Fred R. Millsaps         22,311          219,500            16

1. For the fiscal year ended August 31, 2002.
2. For the calendar year ended December 31, 2002.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.


Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


The following tables provide the dollar range of equity securities beneficially owned by the board members of the Company on December 31, 2001.

INDEPENDENT BOARD MEMBERS
----------------------------------------------------------------------
                                                       AGGREGATE
                                                    DOLLAR RANGE OF
                                                  EQUITY SECURITIES IN
                                                   ALL FUNDS OVERSEEN
                                                     BY THE BOARD
                               DOLLAR RANGE OF       MEMBER IN THE
 NAME OF                       EQUITY SECURITIES   FRANKLIN TEMPLETON
 BOARD MEMBER                  IN THE FUNDS          FUND COMPLEX
----------------------------------------------------------------------

                                   World Fund
Harris J. Ashton            $50,001 - $100,000      Over $100,000
                                  Foreign Fund
                               $50,001 - $100,000

                                   World Fund
S. Joseph Fortunato         $10,001 - $50,000       Over $100,000
                                  Foreign Fund
                                  $1 - $10,000

                                   World Fund
Andrew H. Hines, Jr.        $10,001 - $50,000       Over $100,000
                                  Foreign Fund
                                $10,001 - $50,000

                                   World Fund
Betty P. Krahmer              Over $100,000         Over $100,000
                                  Foreign Fund
                                  Over $100,000

Gordon S. Macklin                  None             Over $100,000

Fred R. Millsaps                   None             Over $100,000



INTERESTED BOARD MEMBERS
-------------------------
                                                       AGGREGATE
                                                    DOLLAR RANGE OF
                                                  EQUITY SECURITIES IN
                                                   ALL FUNDS OVERSEEN
                                                     BY THE BOARD
                               DOLLAR RANGE OF       MEMBER IN THE
 NAME OF                       EQUITY SECURITIES   FRANKLIN TEMPLETON
 BOARD MEMBER                  IN THE FUNDS          FUND COMPLEX
----------------------------------------------------------------------

Nicholas F. Brady                  None          Over $100,000

Charles B. Johnson             Foreign Fund      Over $100,000
                                $10,001 - $50,000

                                   World Fund
Rupert H. Johnson, Jr.      $50,001 - $100,000   Over $100,000
                                  Foreign Fund
                                  Over $100,000


BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating and Compensation Committee. The Audit Committee is generally responsible for recommending the selection of the Company's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Company's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Directors of the Company: Andrew H. Hines, Jr. and Fred R. Millsaps. The Nominating and Compensation Committee is comprised of the following Independent Directors of the Company: Andrew H. Hines, Jr. and Gordon S. Macklin.

The Company's Nominating and Compensation Committee sets directors' fees and is responsible for the nomination of directors to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Company's address at:

P.O. Box 33030
St. Petersburg, FL 33733-8030

During the fiscal year ended August 31, 2002, the Audit Committee met three times and the Nominating and Compensation Committee met four times.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Templeton Global Advisors Limited. The manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Funds to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, China, France, Germany, Holland (The Netherlands), Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Poland, Russia, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United Arab Emirates and United States.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Funds. Similarly, with respect to the Funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of non-interested or independent directors, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent directors, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Foreign Fund was considered in reference to a peer group of international funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to international funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

o PERFORMANCE. Performance of the World Fund was considered in reference to a peer group of global funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to global funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged each Fund in relation to those within the relevant Fund expense group, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the directors, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The directors considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the directors considered materials and reports prepared annually by the manager which address profitability from its overall U.S. fund business, as well as from services provided the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized with the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The directors also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES Each Fund pays the manager a fee equal to an annual rate of:

o  0.75% of the value of net assets up to and including $200 million;
o 0.675% of the value of net assets over $200 million and up to and including $1.3 billion; and
o  0.60% of the value of net assets over $1.3 billion.

The fee is computed according to the terms of the management agreement. Each class of each Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the Funds paid the following management fees:


                            MANAGEMENT FEES PAID ($)
----------------------------------------------------------------------
                         2002             2001             2000
----------------------------------------------------------------------
Foreign Fund          60,112,623       68,362,446       81,392,086
World Fund            44,133,001       51,775,362       59,214,552


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the Company to provide certain administrative services and facilities for the Funds. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.


ADMINISTRATION FEES The Company pays FT Services a monthly fee equal to an annual rate of:


o  0.15% of the Funds' combined average daily net assets up to $200 million;
o  0.135% of average daily net assets over $200 million up to $700 million;
o  0.10% of average daily net assets over $700 million up to $1.2 billion; and
o  0.075% of average daily net assets over $1.2 billion.


During the last three fiscal years ended August 31, the Company paid FT Services the following administration fees:

                          ADMINISTRATION FEES PAID ($)
----------------------------------------------------------------------
                         2002             2001             2000
----------------------------------------------------------------------
Foreign Fund          7,705,835        8,732,676        10,366,970
World Fund            5,619,238        6,578,242         7,502,610

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33716-1205. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

The Fund may also pay servicing fees to certain financial institutions that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an employee sponsored retirement plan for which the institution, or its affiliate, provides participant level record keeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

CUSTODIAN JPMorgan Chase Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Funds' assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.


AUDITOR PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in each Fund's Annual Report to Shareholders and reviews the Company's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Fund.

During the last three fiscal years ended August 31, the Funds paid the following brokerage commissions:


                            BROKERAGE COMMISSIONS ($)
-------------------------------------------------------------------------------
                     2002              2001            2000
-------------------------------------------------------------------------------
Foreign Fund         12,673,368     11,317,239     24,215,454
World Fund           11,902,114      8,705,238     14,838,350

For the fiscal year ended August 31, 2002, the Foreign Fund paid brokerage commissions of $10,084,280 from aggregate portfolio transactions of $4,809,253,329 to brokers who provided research services. For the fiscal year ended August 31, 2002, the World Fund paid brokerage commissions of $9,373,387 from aggregate portfolio transactions of $4,492,753,976 to brokers who provided research services.

As of August 31, 2002, the Foreign Fund owned securities issued by Deutsche Bank valued in the aggregate at $1,476,000. As of August 31, 2002, the World Fund owned securities issued by Merrill Lynch & Co. Inc., and Morgan Stanley Dean Witter & Co. valued in the aggregate at $8,638,000 and $88,349,000, respectively. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent a Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require each Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.


o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. Each Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), capital gain distributions generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001, that it owned for more than five years will be subject to a maximum rate of tax of 18%.


INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities.

PASS-THROUGH OF FOREIGN TAX CREDITS. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). Each Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.


SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.


TAXATION OF FIVE YEAR GAINS.


o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 10%. However, if you owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.


DEFERRAL OF BASIS. (CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations.


Because the income of each Fund is derived primarily from investments in foreign rather than domestic securities, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.


INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,


DERIVATIVES. The World Fund is permitted to invest in certain stock index futures contracts and options on securities indices. If the World Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31, and to realize and distribute any resulting income and gains.


STRUCTURED INVESTMENTS. Each Fund is permitted to invest in entities organized to restructure the investment characteristics of particular groups of securities. For example, each Fund is permitted to invest in structured notes that are designed to give the holder a specific portion of the principal or interest payments that would otherwise be payable in the case of a traditional debt security. Each Fund also could invest in a security that is backed by an interest in an underlying group of securities, or is accompanied by a put or other feature that adjusts the burdens and benefits of ownership of the security. By investing in these securities, the Fund could be subject to tax consequences that differ from those of investment in traditional debt or equity securities.


SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.


EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of the Company, an open-end management investment company, commonly called a mutual fund. The Company was organized as a Maryland corporation on August 15, 1977, and is registered with the SEC.


Foreign Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. Foreign Fund began offering Class R shares on January 1, 2002. World Fund currently offers three classes of shares, Class A, Class B and Class C. The Funds may offer additional classes of shares in the future. The full title of each class is:


o Templeton Foreign Fund - Class A
o Templeton Foreign Fund - Class B
o Templeton Foreign Fund - Class C
o Templeton Foreign Fund - Class R
o Templeton Foreign Fund - Advisor Class
o Templeton World Fund - Class A
o Templeton World Fund - Class B
o Templeton World Fund - Class C

Shares of each class represent proportionate interests in a Fund's assets. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Company for matters that affect the Company as a whole. Additional series may be offered in the future.

The Company has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Company does not intend to hold annual shareholder meetings. The Company or a series of the Company may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of December 2, 2002, the principal shareholders of the Foreign Fund, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
The Manufacturers Life         Class A       5.14
Insurance Co.
USA Separate Account 16
250 Bloor Street E, 7th
Floor
Toronto, Ontario
Canada M4W 1E5

Brian Anderson and Dennis L.   Class R       7.52
Baker Trust
US Personnel Inc. 401k Plan
2300 Valley View Lane
Suite 300
Irving, TX 75062

AMFO and Co.                   Class R      12.72
PO Box 419692
Kansas City, MO 64141-6692

Ellard & Co.                   Advisor       5.92
c/o Fiduciary Trust Company     Class
International
PO Box 3199 Church St
Station
New York, NY 10008-3199



From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the World Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.


As of December 2, 2002, the officers and board members, as a group, owned of record and beneficially 1.87% of World Fund - Class A and less than 1% of the outstanding shares of Foreign Fund and the other classes of World Fund. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B and Class R.


The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.


CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to a Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of a Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by a Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts


o  Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended.


o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.


RETIREMENT PLANS. Effective January 1, 2003, (i) individual retirement accounts with investments of $1 million or more, (ii) Employer Sponsored Retirement Plans that are DCS Plans, with assets of $10 million or more, (iii) Employer Sponsored Retirement Plans that are not DCS Plans with assets of $1 million or more, (iv) DCS Plans with assets of less than $10 million if Class R shares are not offered on a particular fund, and (v) investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds (except C shares) other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO or a rollover of assets from a same employer sponsored Franklin Templeton money purchase pension plan in existence prior to January 1, 2003, to a new or existing Franklin Templeton profit sharing plan, are eligible to purchase Class A shares without an initial sales charge.

The following investors are eligible to buy Class R shares: (i) DCS Plans with assets of less than $10 million (ii) Employer Sponsored Retirement Plans that are not DCS Plans, and (iii) investors who open a Franklin Templeton IRA Rollover.


A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.


An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements but not including employer sponsored IRAs.

A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

Any retirement plan that does not meet the requirements to buy Class A shares without an initial sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                     SALES CHARGE (%)
-------------------------------------------------------------------------------
Under $30,000                                            3.0
$30,000 but less than $50,000                            2.5
$50,000 but less than $100,000                           2.0
$100,000 but less than $200,000                          1.5
$200,000 but less than $400,000                          1.0
$400,000 or more                                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in each Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.


Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by DCS Plans and retirement plans for which a Distributor's affiliate serves as trustee or custodian. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments . Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.


CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A, Class C or Class R shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. For purchases of Class A shares made prior to February 1, 2002, a CDSC may apply to shares redeemed within 12 months of purchase. Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with a Distributors' affiliate for plan trustee services; or (iii) first purchased fund shares after January 1, 2003, there is a CDSC applied at the plan level based on the plan's initial investment for R shares sold within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with a Distributor's affiliate for plan trustee services.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN         THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM              YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------------
1 Year                                              4
2 Years                                             4
3 Years                                             3
4 Years                                             3
5 Years                                             2
6 Years                                             1
7 Years                                             0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees


o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size


o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with a Distributor's affiliate for plan trustee services (not applicable to Class B)


o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts


o Participant initiated distributions from an Employer Sponsored Retirement Plan or participant initiated exchanges among investment choices offered by an Employer Sponsored Retirement Plan (not applicable to Class B)


EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, a Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Funds' investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, a Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither a Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.



There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with a Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of a fund by the number of shares outstanding.


Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE)(normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Funds value those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Funds value over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Funds value them according to the broadest and most representative market as determined by the manager.

The World Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the World Fund holds is its last sale price on the relevant exchange before the World Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the World Fund values options within the range of the current closing bid and ask prices if the World Fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Funds' NAVs are not calculated. Thus, the calculation of the Funds' NAVs does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------


Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of each Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:


                                                    AMOUNT
                                                  RECEIVED IN
                                                  CONNECTION
                                                     WITH
                        TOTAL          AMOUNT     REDEMPTIONS
                     COMMISSIONS    RETAINED BY      AND
                      RECEIVED      DISTRIBUTORS  REPURCHASES
                        ($)            ($)           ($)
-------------------------------------------------------------------------------
2002
Foreign Fund          3,933,746     786,089         241,608
World Fund            3,076,544     582,221         123,565

2001
Foreign Fund          2,799,799     506,144         595,965
World Fund            2,837,941     670,330         265,315

2000
Foreign Fund          5,858,158       942,284       471,344
World Fund            4,372,168     1,022,447       317,796


Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.


The table below shows the aggregate underwriting commissions Templeton Franklin Investment Services (Asia) Limited (Templeton Investment Services), formerly principal underwriter in Hong Kong and other parts of Asia, received in connection with the offering of the Funds' shares, and the net underwriting discounts and commissions Templeton Investment Services retained after allowances to dealers for the last three fiscal years ended August 31.

                                                            AMOUNT
                                                         RECEIVED IN
                                           AMOUNT          CONNECTION
                                         RETAINED BY         WITH
                        TOTAL             TEMPLETON       REDEMPTIONS
                     COMMISSIONS        INVESTMENT           AND
                       RECEIVED           SERVICES        REPURCHASES
                         ($)                ($)             ($)
-------------------------------------------------------------------------------
2002
Foreign Fund              0                   0              0
World Fund                0                   0              0

2001
Foreign Fund              0                   0              0
World Fund              519                  82              0

2000
Foreign Fund             78                  13              0
World Fund              115                  15              0


Except as noted, Templeton Investment Services received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit each Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, a Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.


THE CLASS A PLANS. Each Fund may pay up to 0.25% per year of Class A's average daily net assets. The Class A plans are reimbursement plans. They allow the Funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one quarter, however, may be reimbursed in future quarters or years. This includes expenses not reimbursed because they had exceeded the applicable limit under the plan. As of August 31, 2002, expenses under the Foreign Fund plan that may be reimbursable in future quarters or years totaled $29,354,887, or 0.35% of Class A's net assets. As of August 31, 2002, expenses under the World Fund plan that may be reimbursable in future quarters or years totaled $2,353,992, or 0.04% of Class A's net assets.

For the fiscal year ended August 31, 2002, the amounts paid by the Funds pursuant to the plans were:

                                    FOREIGN FUND    WORLD FUND
                                       ($)              ($)
---------------------------------------------------------------
Advertising                             401,625      1,158,932
Printing and mailing
prospectuses                             15,655         87,181
  other than to current
shareholders
Payments to underwriters                107,496         93,621
Payments to broker-dealers           20,919,656     14,869,379
Other                                   630,807      1,169,008
                                  -----------------------------
Total                                22,075,239     17,378,121
                                  =============================



THE CLASS B, C AND R PLANS. For Class B and C shares, each Fund pays Distributors up to 1% per year of the Class B & C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Foreign Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class B, C and R plans are compensation plans. They allow the Funds to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. Each Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended August 31, 2002, were:

                                  FOREIGN FUND    WORLD FUND
                                       ($)           ($)
---------------------------------------------------------------
Advertising                              18,395          7,630
Printing and mailing
prospectuses                                311            257
  other than to current
shareholders
Payments to underwriters                  7,596          3,092
Payments to broker-dealers              674,306        260,168
Other                                    15,054          6,825
                                  -----------------------------
Total                                   715,662        277,972
                                  =============================


Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended August 31, 2002, were:

                                  FOREIGN FUND    WORLD FUND
                                       ($)           ($)
---------------------------------------------------------------
Advertising                             117,111         49,228
Printing and mailing
prospectuses                              4,343          2,955
  other than to current
shareholders
Payments to underwriters                 28,417         15,694
Payments to broker-dealers            8,205,815      2,917,052
Other                                   102,661         43,510
                                  -----------------------------
Total                                 8,458,347      3,028,439
                                  =============================



Under the Class R plan, the amounts paid by the Foreign Fund pursuant to the plan for the period January 1, 2002 to August 31, 2002, were:

                                  FOREIGN FUND
                                       ($)
------------------------------------------------
Advertising                            223
Printing and mailing
prospectuses                             1
  other than to current
shareholders
Payments to underwriters               232
Payments to broker-dealers           6,319
Other                                  277
                             --------------
Total                                7,052
                             ===============


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent a Fund, the manager or Distributors or other parties on behalf of a Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


Effective January 1, 2002, the Foreign Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.


AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended August 31, 2002, were:

CLASS A        1 YEAR (%)    5 YEARS (%)          10 YEARS (%)
------------------------------------------------------------------
Foreign Fund   -11.69        0.45                   6.93
World Fund     -10.88        0.80                   9.65

                                                    SINCE
                                                  INCEPTION
CLASS B                      1 YEAR (%)          (1/1/99) (%)
------------------------------------------------------------------
Foreign Fund               -10.71                   3.00
World Fund                  -9.83                  -0.43

                                                    SINCE
                                                  INCEPTION
 CLASS C        1 YEAR (%)   5 YEARS (%)       (5/1/95) (%)
------------------------------------------------------------------
Foreign Fund    -8.96        0.72                   4.84
World Fund      -7.98        1.02                   7.24

CLASS R         1 YEAR (%)   5 YEARS (%)          10 YEARS (%)
------------------------------------------------------------------
Foreign Fund    -7.41        1.36                  12.33


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Funds' sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended August 31, 2002, were:

CLASS A        1 YEAR (%)    5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------
Foreign Fund   -12.46        -1.40                  5.03
World Fund     -11.45        -1.52                  6.62

                                                      SINCE
                                                    INCEPTION
CLASS B                      1 YEAR (%)            (1/1/99) (%)
----------------------------------------------------------------
Foreign Fund                 -11.27                 2.15
World Fund                   -10.17                -1.58

                                                      SINCE
CLASS C        1 YEAR (%)    5 YEARS (%)             INCEPTION
                                                    (5/1/95) (%)
------------------------------------------------------------------
Foreign Fund   -9.47         -0.86                  3.26
World Fund     -8.28         -1.08                  4.77

CLASS R        1 YEAR (%)    5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------
Foreign Fund   -8.68         -0.87                  4.98

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATVD

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on
      distributions)
n  =  number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Funds' sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended August 31, 2002, were:

CLASS A        1 YEAR (%)    5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------
Foreign Fund   -6.99         -0.24                  4.99
World Fund     -6.59          0.11                  6.90

                                                     SINCE
                                                   INCEPTION
CLASS B                      1 YEAR (%)          (1/1/99) (%)
-------------------------------------------------------------------
Foreign Fund                 -6.37                  2.16
World Fund                   -5.94                 -0.44

                                                     SINCE
                                                   INCEPTION
CLASS C        1 YEAR (%)    5 YEARS (%)         (5/1/95) (%)
------------------------------------------------------------------
Foreign Fund   -5.30         0.14                   3.43
World Fund     -4.80         0.44                   5.26

CLASS R        1 YEAR (%)    5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------
Foreign Fund   -4.80         0.13                   4.90

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATVDR

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on
    distributions and redemptions)
n = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 2002, were:

CLASS A        1 YEAR (%)    5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------
Foreign Fund   -11.69        2.26                    95.37
World Fund     -10.88        4.06                   151.29

                                                       SINCE
                                                     INCEPTION
CLASS B                      1 YEAR (%)            (1/1/99) (%)
-------------------------------------------------------------------
Foreign Fund               -10.71                    11.43
World Fund                  -9.83                    -1.56

                                                       SINCE
CLASS C        1 YEAR (%)    5 YEARS (%)             INCEPTION
                                                    (5/1/95) (%)
------------------------------------------------------------------
Foreign Fund    -8.96        3.64                    41.47
World Fund      -7.98        5.19                    66.98

CLASS R        1 YEAR (%)    5 YEARS (%)            10 YEARS (%)
------------------------------------------------------------------
Foreign Fund   -7.41         6.99                   911.12


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper(R) Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Funds and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

o The geographic and industry distribution of the Funds' portfolio and the Funds' top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Funds may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. and Morgan Stanley Capital International).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare a Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that these goals will be met.


Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $252 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 102 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.


You will receive the Funds' financial reports every six months. If you would like to receive an interim report of the Fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE (MOODY'S)


INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The Statement of Additional Information of International Fund - Class A and R dated March 1, 2003, is part of this SAI and will be provided to all Class A and R shareholders requesting this SAI.





                       STATEMENT OF ADDITIONAL INFORMATION

                             THE VICTORY PORTFOLIOS


Balanced Fund                           Growth Fund                           Prime Obligations Fund
Convertible Fund                        Institutional Money Market Fund       Real Estate Fund
Diversified Stock Fund                  Intermediate Income Fund              Small Company Opportunity Fund
Established Value Fund                  International Fund                    Special Value Fund
Federal Money Market Fund               National Municipal Bond Fund          Stock Index Fund
Financial Reserves Fund                 New York Municipal Bond Fund          Tax-Free Money Market Fund
Fund for Income                         Ohio Municipal Bond Fund              Value Fund
Gradison Government Reserves Fund       Ohio Municipal Money Market Fund


                                  March 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, as amended or supplemented from time to time (the "Prospectuses"). The Prospectus of each Fund is dated March 1, 2003. This SAI is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing the Victory Funds at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The Funds' audited financial statements for the fiscal year ended October 31, 2002 are incorporated in this SAI by reference to the Funds' 2002 annual report to shareholders (File No. 811-4852). You may obtain a copy of the Funds' annual report at no charge by request to the Funds at the address or phone number noted above.

INVESTMENT ADVISER and SUB-ADMINISTRATOR    DIVIDEND DISBURSING AGENT
Victory Capital Management Inc.             and SERVICING AGENT
                                            BISYS Fund Services Ohio, Inc.

ADMINISTRATOR                               CUSTODIAN
BISYS Fund Services, Inc.                   KeyBank National Association

DISTRIBUTOR                                 INDEPENDENT ACCOUNTANTS
BISYS Fund Services Limited Partnership     PricewaterhouseCoopers LLP

TRANSFER AGENT                              COUNSEL
BISYS Fund Services Ohio, Inc.              Kramer Levin Naftalis & Frankel LLP


                                Table of Contents

                                                                           Page

General Information............................................................1
Investment Objectives, Policies and Limitations................................2
Instruments in Which the Funds Can Invest.....................................12
   Corporate and Short-Term Obligations.......................................13
   International and Foreign Debt Securities..................................15
   Variable and Adjustable Rate Debt Securities...............................16
   Receipts and Zero Coupon Bonds.............................................17
   Investment Grade and High Quality Securities...............................18
   High-Yield Debt Securities.................................................18
   Loans and Other Direct Debt Instruments....................................19
   U.S. Government Securities.................................................19
   Municipal Securities.......................................................20
   Ohio Tax-Exempt Obligations................................................24
   New York Tax-Exempt Obligations............................................33
   Mortgage- and Asset-Backed Securities......................................38
   Foreign Investments and Forward Contracts..................................42

   Futures and Options........................................................43
   Illiquid Investments and Restricted Securities.............................46
   Participation Interests, Warrants, Refunding Contracts
        and Standby Commitments...............................................47
   Securities of Other Investment Companies and Exchange Traded Funds.........48
   Eligible Securities for Money Market Funds.................................48
Investment Strategies.........................................................49
Determining Net Asset Value ("NAV") and Valuing Portfolio Securities..........52
Performance...................................................................54
Additional Purchase, Exchange and Redemption Information......................64
Dividends and Distributions...................................................70
Taxes.........................................................................70
Trustees and Officers.........................................................78
Advisory and Other Contracts..................................................83
Additional Information........................................................99
Appendix.....................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

The Victory Portfolios (the "Trust") was organized as a Delaware statutory trust (formerly referred to as a "business trust") on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust consists of 33 series (each a "Fund," and collectively, the "Funds") of units of beneficial interest ("shares"). Currently, the outstanding shares of the Trust represent interests in 27 Funds, including four Funds that the Trust expects to liquidate on or about March 28, 2003: the LifeChoice Conservative Investor, LifeChoice Moderate Investor, LifeChoice Growth Investor and Nasdaq-100 Index(R) Funds. The following six Funds have no outstanding shares: the Equity Income Fund, Maine Municipal Bond Fund (Intermediate), Maine Municipal Bond Fund (Short-Intermediate), Michigan Municipal Bond Fund, National Municipal Bond Fund (Long) and National Municipal Bond Fund (Short-Intermediate).

This SAI relates to the shares of 23 of the 33 Funds and their respective classes, which are listed below. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund's Prospectus.

The Victory Portfolios:

Equity Funds:        Diversified Stock Fund, Class A, C and R Shares
                     Established Value Fund, Class A, C and R Shares
                     Growth Fund, Class A, C and R Shares
                     International Fund, Class A and R Shares
                     Small Company Opportunity Fund, Class A, C and R Shares
                     Special Value Fund, Class A, C and R Shares
                     Stock Index Fund, Class A and R Shares
                     Value Fund, Class A, C and R Shares

Specialty Funds:     Convertible Fund, Class A Shares
                     Balanced Fund, Class A, C and R Shares
                     Real Estate Fund, Class A, C and R Shares

Fixed Income Funds:  Taxable Fixed Income Funds:
                     Fund for Income, Class A, C and R Shares
                     Intermediate Income Fund, Class A Shares
                     Tax-Exempt Fixed Income Funds:
                     National Municipal Bond Fund, Class A Shares
                     New York Municipal Bond Fund, Class A Shares
                     Ohio Municipal Bond Fund, Class A Shares

Money Market Funds:  Federal  Money  Market  Fund,  Select  and Investor  Shares
                     Financial Reserves Fund, Class A Shares
                     Gradison Government Reserves Fund, Trust, Select and Class C Shares
                     Institutional Money Market Fund, Select and Investor Shares Ohio Municipal Money Market Fund, Class A Shares
                     Prime Obligations Fund, Class A Shares
                     Tax-Free Money Market Fund, Class A Shares

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

Investment Objectives.

Each Fund's investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of Each Fund.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of that Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund's Prospectus.

A Fund's classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Four Funds are sub-classified as non-diversified investment companies: the National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond and Real Estate Funds. All the other Funds are sub-classified as diversified investment companies.

The following policies and limitations supplement the Funds' investment policies set forth in the Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees (the "Board" or the "Trustees") will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds. The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.

1.    Senior Securities.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the SEC; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in this SAI, each such Fund may borrow money as authorized by the 1940 Act; and (d) each such Fund may issue multiple classes of shares in accordance with regulations of the SEC.

None of the Institutional Money Market, New York Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may issue any senior security (as defined in the 1940 Act), except that (a) each such Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each such Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, each such Fund may borrow money as authorized by the 1940 Act.

The Gradison Government Reserves Fund will not issue senior securities as defined in the 1940 Act, except to the extent that such issuance might be involved with respect to borrowings subject to fundamental restriction number three below or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

2.    Underwriting.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may underwrite securities issued by others, except to the extent that each such Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

Neither the Established Value Fund nor the Gradison Government Reserves Fund will underwrite the securities of other issuers, except insofar as each such Fund may technically be deemed an underwriter under the Securities Act, in connection with the disposition of portfolio securities.

None of the Federal Money Market, Institutional Money Market, New York Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may underwrite securities issued by others, except to the extent that each such Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

3.    Borrowing.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may borrow money, except that each such Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, reverse repurchase agreements and "dollar roll" transactions, provided that the total amount of any borrowing does not exceed 33-1/3% of the Fund's total assets at the time of the transaction; (b) borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made; and (c) borrow money on a short-term basis from investment companies that are part of the same group of investment companies to the extent allowed by applicable laws, rules or regulatory orders in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. Borrowings representing more than 33-1/3% of each such Fund's total assets must be repaid before the Fund may make additional investments. Notwithstanding the foregoing, as a non-fundamental policy, these Funds do not intend to borrow money for leveraging purposes.

The Established Value Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not exceeding 5% of its total assets, taken at the lower of acquisition cost or market value.

The Gradison Government Reserves Fund will not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities.

The Institutional Money Market Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in combination ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. This fundamental limitation is construed in conformity with the 1940 Act and, if at any time Institutional Money Market Fund borrowings exceed an amount equal to 33-1/3% of the current value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

None of the New York Municipal Bond, Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may borrow money, except that (a) each such Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33-1/3% of each such Fund's total assets; and
(b) each such Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 5% of each such Fund's total assets must be repaid before the Fund may make additional investments.

The Ohio Municipal Money Market Fund may (a) borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets including the amounts borrowed, and (b) purchase securities on a when-issued or delayed delivery basis. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling it to meet redemption requests when the liquidation of Fund securities would be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

4.    Real Estate.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude each such Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent each such Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

The Established Value Fund will not purchase or sell real estate, except that it is permissible to purchase securities secured by real estate or real estate interests or issued by companies that invest in real estate or real estate interests.

The Federal Money Market Fund may not purchase or hold any real estate, including real estate limited partnerships, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein.

The Gradison Government Reserves Fund will not purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction.

The  Institutional   Money  Market  Fund  may  not  buy  or  sell  real  estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

None of the Prime  Obligations,  Small  Company  Opportunity  or Tax-Free  Money
Market Funds may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by each such Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

The Ohio Municipal Money Market Fund will not purchase or sell real estate, although it may invest in Ohio municipal securities secured by real estate or interests in real estate.

5.    Lending.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may make loans, except each such Fund, consistent with its investment program, may
(a) purchase bonds, debentures, other debt securities and hybrid instruments, including short-term obligations; (b) enter into repurchase transactions; (c) lend portfolio securities, provided that the value of loaned securities does not exceed 33-1/3% of each such Fund's total assets; and (d) make short-term loans to other investment companies that are part of the same group of investment companies, as part of an interfund loan program, as allowed by applicable laws, rules and regulatory orders. Notwithstanding the foregoing, as a non-fundamental policy, the Fund for Income will not lend any of its portfolio securities.

The Established Value Fund will not make loans, except (a) through the purchase of publicly distributed corporate securities, U.S. government obligations, certificates of deposit ("CDs"), high-grade commercial paper and other money market instruments, and (b) loans of portfolio securities to persons unaffiliated with the Trust not in excess of 20% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the SEC and with any standards established from time to time by the Trust's Board of Trustees, including the maintenance of collateral from the borrower at all times in an amount at least equal to the current market value of the securities loaned.

The Federal Money Market Fund may not lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional Information on Fund Investments" and the sub-section,
"Securities Lending." The Fund will not lend any other assets except as a special investment method. See "Investment Objective" in the Prospectus. The Fund will not make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of its total assets would be subject to such loans.

None of the Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may lend any security or make any other loan if, as a result, more than 33-1/3% of each such Fund's total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Gradison Government Reserves Fund will not make loans, except that the purchase of debt securities as allowed by its investment objective and other investment restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the SEC shall not be prohibited by this restriction.

The Institutional Money Market Fund may not make loans to other persons,  except
(a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33-1/3% of the total assets of the Fund.

The New York Municipal Bond Fund may not make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities that is part of an issue to the public shall not be considered the making of a loan.

The Ohio Municipal Money Market Fund will not lend any of its assets, except through (a) the purchase of a portion of an issue of publicly distributed debt instruments; (b) repurchase agreements; or (c) the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

6.    Commodities.

None of the Balanced, Growth, Special Value or Value Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

Neither the Convertible Fund nor the Federal Money Market Fund may deal in commodities or commodity contracts.

None of the Diversified Stock, Intermediate Income, International, Ohio Municipal Bond, Prime Obligations, Real Estate, Small Company Opportunity, Stock Index or Tax-Free Money Market Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each such Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The Established Value Fund will not purchase or sell commodities, commodity contracts, or interests in oil, gas or other mineral exploration or development programs, except that it is permissible to purchase securities issued by companies that hold interests in oil, gas or other mineral exploration or development programs.

The Financial Reserves Fund may not buy or sell commodities, or commodity (futures) contracts.

The Fund for Income may not purchase or sell commodities or commodity contracts, oil, gas or other mineral exploration or development programs.

The Gradison Government Reserves Fund will not purchase or sell commodities, commodity contracts or interests in oil, gas or other mineral exploration or development programs or leases, except that the purchase or sale of financial futures contracts or options on financial futures contracts is permissible.

The National Municipal Bond Fund may not purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling futures contracts and options on futures contracts or from investing in securities or other instruments backed by physical commodities).

Neither the New York Municipal Bond Fund nor the Ohio Municipal Money Market Fund may purchase or sell commodities or commodity contracts.

7. Joint Trading Accounts.

None of the Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may participate on a joint or joint and several basis in any securities trading account.

The Established Value Fund will not participate on a joint, or a joint and several, basis in any securities trading account.

8.    Diversification.

The Small Company Opportunity Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Established Value Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of its total assets would be invested in securities of any one issuer or more than 10% of the outstanding securities of any one issuer would be owned by the Trust and held by the Fund. The Fund will not concentrate more than 25% of its total assets in any one industry.

The Federal Money Market Fund may not, as to 75% of its total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. government, its agencies or its instrumentalities. However, in complying with Rule 2a-7 under the 1940 Act, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Institutional Money Market Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of CDs, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation.

The Ohio Municipal Money Market Fund will limit, with respect to 75% of its total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of its total assets could be invested in a single issuer if Victory Capital Management Inc. (the "Adviser") believes such a strategy to be prudent. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Prime Obligations Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. In accordance with Rule 2a-7, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three days. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

The Tax-Free Money Market Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues guarantee or back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental issuer, a security is considered to be issued by such non-governmental issuer. However, in complying with Rule 2a-7, the Fund will operate under diversification requirements that are more restrictive than those stated above.

9.    Concentration.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Intermediate Income, International, National Municipal Bond, Ohio Municipal Bond, Real Estate, Special Value, Stock Index or Value Funds may purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of each such Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent each such Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

      o Consistent with its investment objective and policies, the Financial Reserves Fund reserves the right to concentrate its investment in obligations issued by domestic banks.

      o When investing in industrial development bonds, each of the National Municipal Bond and Ohio Municipal Bond Funds will look to the source of the underlying payments. Neither of these Funds will invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects.

      o Notwithstanding the foregoing, the Real Estate Fund will concentrate its investments in securities in the real estate industry.

The Federal Money Market Fund may not purchase securities if such purchase would cause more than 25% of any of its total assets to be invested in the securities of issuers in any one industry, provided however that the Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or U.S. bank obligations. The Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

The Gradison Government Reserves Fund will not invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Institutional Money Market Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

The New York Municipal Bond Fund may not, with respect to non-municipal investments, purchase securities (other than securities of the United States government, its agencies or instrumentalities), if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry, or enter into a repurchase agreement if, as a result thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days; and invest more than 25% of the Fund's total assets in securities whose interest payments are derived from revenue from similar projects.

The Ohio Municipal Money Market Fund will not purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry. The Fund will not invest 25% or more of its assets in securities, the interest upon which is paid from revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds. The Fund also reserves the right to concentrate investments in municipal securities that are secured by domestic bank letters of credit or guaranteed by domestic banks.

None of the Prime Obligations, Small Company Opportunity or Tax-Free Money Market Funds may purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      o With respect to the Prime Obligations and Tax-Free Money Market Funds, there is no limitation with respect to CDs and banker's acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

      o     With respect to the Tax-Free  Money  Market  Fund,  this  limitation shall not apply to municipal securities or governmental guarantees of municipal securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be municipal securities.

10.   Miscellaneous.

      a. Tax-exempt income.

The Ohio Municipal Money Market Fund may not invest its assets so that less than 80% of its annual interest income is exempt from the federal regular income tax and Ohio state income taxes.

      b. Investing to Influence Management or to Exercise Control.

The Established Value Fund will not invest in companies for the purpose of exercising control or management.

The Federal Money Market Fund may not invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Fund from voting proxies in its discretion.

      c. Margin Purchases and Short Selling.

The Federal Money Market Fund may not purchase securities on margin or sell securities short.

The Established Value Fund will not make short sales of securities, or purchase securities on margin, except for short-term credit as is necessary for the clearance of transactions.

      d. Securities of Other Investment Companies.

Neither the Convertible Fund nor the Federal Money Market Fund may purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

The Established Value Fund will not purchase the securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except by purchase in the open market of securities of closed-end investment companies involving only customary broker's commissions, and then only if immediately after such purchase, no more than 10% of the value of the total assets of the Fund would be invested in such securities.

      e. Illiquid and Restricted Securities.

The Federal  Money Market Fund may not invest more than 10% of its net assets in
(i) securities  restricted as to disposition under the federal  securities laws,
(ii) securities as to which there are no readily available market quotations, or
(iii) repurchase agreements with a maturity in excess of seven days.

The Established Value Fund will not (i) purchase securities subject to restrictions on disposition under the Securities Act or (ii) purchase securities for which no readily available market quotation exists, if at the time of acquisition more than 5% of its total assets would be invested in such securities (repurchase agreements maturing in more than seven days are included within this restriction).

The New York Municipal Bond Fund may not enter into a repurchase agreement if, as a result thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days.

      f. Mortgage, Pledge or Hypothecation of Securities.

The Established Value Fund will not mortgage, pledge or hypothecate securities, except in connection with a permissible borrowing as set forth in fundamental investment restriction number three above, and then only in amounts not exceeding 10% of the value of its assets (taken at the lower of acquisition cost or market value).

      g. Options.

The Established Value Fund will not write, purchase or sell puts, calls or combinations thereof.

      h. Ownership of Portfolio Securities by Trustees or Officers.

The Established Value Fund will not purchase or retain the securities of any issuer if any Trustee or officer of the Trust is, or becomes, a director or officer of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer, or if those directors, trustees and officers of the Trust and its investment adviser who are directors or officers of such issuer together own or acquire more than 5% of the securities of such issuer.

      i. Unseasoned Issuers.

The Established Value Fund will not purchase any securities of companies which have (with their predecessors) a record of less than three years of continuous operation, if at the time of acquisition more than 5% of its total assets would be invested in such securities.

Non-Fundamental Investment Policies and Limitations of the Funds. The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees. Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund's outstanding voting securities.

1. Illiquid Securities.

None of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International, National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Real Estate, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market or Value Funds may invest more than 15% (10% in the case of the Money Market Funds listed above) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2. Short Sales and Purchases on Margin.

None of the Balanced, Diversified Stock, Growth, Intermediate Income, International, Ohio Municipal Bond, Prime Obligations, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market or Value Funds may make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund, and, with respect to the International Fund, provided that this restriction shall not limit that Fund's ability to make margin payments in connection with transactions in currency future options.

Neither the Financial Reserves Fund nor the Institutional  Money Market Fund may
(1) purchase securities on margin (but each such Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities) or (2) make short sales of securities.

Neither the Fund for Income nor any of the New York Municipal Bond , Gradison Government Reserves or Ohio Municipal Money Market Funds may make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The National Municipal Bond Fund may not (1) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; or (2) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

The Small Company Opportunity Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

3. Other Investment Companies.

No Funds may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

Each of the Balanced, Convertible, Diversified Stock, Financial Reserves, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International, National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Prime Obligations, Real Estate, Small Company Opportunity, Special Value, Stock Index, Tax-Free Money Market and Value Funds may invest up to 5% of its total assets in the securities of any one investment company, but none of these Funds may own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, each such Fund may invest in the other money market funds of the Trust. The Adviser will waive the portion of its fee attributable to the assets of each such Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of each such Fund are registered for sale.

The Gradison Government Reserves Fund will not purchase securities of other investment companies except in connection with a reorganization, merger, or consolidation with another open-end investment company.

The National Municipal Bond Fund may not purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid. Such limitation does not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

The Ohio Municipal Money Market Fund will not invest any of its assets in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

4.    Miscellaneous.

      a. Investment grade obligations.

None of the National Municipal Bond, New York Municipal Bond or Ohio Municipal Bond Funds may hold more than 5% of its total assets in securities that have been downgraded below investment grade.

      b. Concentration.

For purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

      c. Foreign Issuers.

The Convertible Fund may not invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

The Federal Money Market Fund may not invest in foreign securities.

      d. Unseasoned Issuers.

Neither the Convertible Fund nor the Federal Money Market Fund may invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

      e. Mortgage, Pledge or Hypothecation of Securities or Assets.

Neither the Convertible Fund nor the Federal Money Market Fund may pledge or hypothecate any of its assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

The Gradison Government Reserves Fund will not mortgage, pledge or hypothecate securities except in connection with permitted borrowings. The Fund has no current intention of engaging in the lending of portfolio securities.

      f. Lending or Borrowing.

The Fund for Income will not lend any of its portfolio securities.

The Federal Money Market Fund may not (a) lend portfolio securities, (b) borrow money, or (c) invest in shares of other investment companies.

No Fund intends to borrow money for leveraging purposes.

5.    Other Restrictions

The Federal Money Market Fund may not invest in any instrument that is considered a "derivative" for purposes of the Ohio Uniform Depository Act, including a financial instrument or contract or obligation whose value or return is based upon or linked to another asset or index, or both, separate from the financial instrument, contract, or obligation itself. Any security, obligation, trust account, or other instrument that is created from an issue of the U.S. Treasury or is created from an obligation of a federal agency or instrumentality or is created from both is considered a derivative instrument. However, the Ohio Uniform Depository Act permits investment in eligible securities that have a variable interest rate payment based on (a) U.S. Treasury bills, notes, bonds, or any other obligation or security issued by the U.S. Treasury or any other obligation guaranteed as to principal or interest by the United States, including securities issued by the Government National Mortgage Association ("GNMA"); and (b) bonds, notes, debentures, or any other obligations or securities issued by any federal government agency or instrumentality, including but not limited to, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), Federal Farm Credit Bank, Federal Home Loan Mortgage Corporation ("FHLMC") and Student Loan Marketing Association ("SLMA"). The Ohio Uniform Depository Act does not permit, however, investment in (a) stripped principal or interest obligations of such eligible securities and obligations, or (b) variable-rate securities with a maximum maturity that exceeds two years.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies and limitations, including certain transactions the Funds may make and strategies they may adopt. The Funds' investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectuses and this SAI. The following also contains a brief description of the risk factors related to these securities. The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund's Prospectus and this SAI.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Funds may invest may differ in interest rates, maturities and times of issuance. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations ("NRSROs") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's NAV.

Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Synthetic  Convertibles.  The  Convertible  Fund also may  invest in  "synthetic convertibles." A synthetic convertible is created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Preferred Stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights and preferred stocks typically do not have voting rights. Each of the Convertible, International, Diversified Stock, Growth, Intermediate Income, Real Estate, Small Company Opportunity, Special Value and Value Funds may invest up to 35% of its total assets in preferred stocks.

Real Estate Investment Trusts ("REITs") are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. The Real Estate Fund has no limits on investing in REITs. Each of the Balanced, Convertible, Diversified Stock, Established Value, International, Small Company Opportunity, Special Value and Value Funds may invest up to 25% of its total assets in REITs. Each of the Growth and Stock Index Funds may invest up to 20% of its total assets in REITs.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances. Each of the Balanced, Special Value, Stock Index and Real Estate Funds may invest up to 35%, 20%, 33-1/3% and 20%, respectively, of its total assets in short-term corporate debt obligations.

Demand Features. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. Each Tax-Exempt Fixed Income Fund may invest in demand features without limit. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments. CDs are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. A Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its assets in bank deposit instruments.

Eurodollar Obligations. Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank. Each of the Financial Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 25% of its total assets in Eurodollar obligations. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its total assets in these instruments.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Prime Obligations Fund may invest in Yankee CDs without limit.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest up to 20% of its total assets in taxable commercial paper. In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper. See "Municipal Securities" below.

The Funds will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Board to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see the Appendix to this SAI.

Short-Term Funding Agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in a Fund that are not readily marketable, will not exceed, for Money Market Funds, 10% of the Fund's net assets and for all other Funds, 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. Each of the Financial Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 10% of its net assets in short-term funding agreements.

International and Foreign Debt Securities.

International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Intermediate Income Fund may invest up to 20% of its total assets in Yankee Bonds. International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund). (See "Foreign Debt Securities" for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; there may be political or social instability; there may be increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund's investments. A Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments. Each of the Intermediate Income and International Funds may invest up to 20% of its total assets in foreign debt securities. The Balanced Fund may invest up to 10% of its total assets in these securities.

Variable and Adjustable Rate Debt Securities.

Variable Amount Master Demand Notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, a Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of a Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Each of the Balanced, Convertible, Intermediate Income and International Funds may invest up to 35% of its total assets in variable amount master demand notes. Each of the Diversified Stock, Growth, Ohio Municipal Money Market, Real Estate, Special Value, Tax-Free Money Market and Value Funds and the Tax-Exempt Fixed Income Funds may invest up to 20% of its total assets in variable amount master demand notes.

Variable Rate Demand Notes are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Funds also may invest in participation variable rate demand notes, which provide a Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those determined by the Adviser, under guidelines established by the Board, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and a Fund could, for this or other reasons, suffer a loss to the extent of the default. Bank letters of credit may secure variable or floating rate notes.

The maturities of variable or floating rate notes are determined as follows:

1. A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

2. A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

3. A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

4. A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where a Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice. The Convertible Fund may invest up to 35% of its total assets in variable and floating rate notes and the Established Value Fund may invest up to 20% of its total assets in these securities. The Fund for Income may invest up to 35% of its total assets in variable and floating rate U.S. government securities.

Prime Rate Indexed Adjustable Rate Securities. Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers. Market forces affecting a bank's cost of funds and the rates that borrowers will accept determine the prime rate. The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down. Each of the Federal Money Market, Financial Reserves, Gradison Government Reserves, Institutional Money Market and Prime Obligations Funds may invest up to 10% of its total assets in prime rate indexed adjustable rate securities.

Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity. In calculating average portfolio maturity, a Fund may treat extendible debt securities as maturing on the next optional retirement date.

Receipts and Zero Coupon Bonds.

Receipts are separately traded interest and principal component parts of bills, notes and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs") and certificates of accrual on Treasury securities ("CATS"). The Fund for Income may invest up to 20% of its total assets in U.S. government security receipts. Each of the Diversified Stock, Established Value, Growth, Intermediate Income, International, Real Estate, Small Company Opportunity, Stock Index and Value Funds may invest up to 20% of its total assets in receipts. The Balanced Fund may invest up to 10% of its total assets in these securities.

Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. This fluctuation increases in accordance with the length of the period to maturity. The Financial Reserves, Institutional Money Market, Prime Obligations and Tax-Exempt Fixed Income Funds may invest in zero coupon bonds without limit. The Gradison Government Reserves Fund may invest in zero coupon U.S. government securities without limit. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest in tax-exempt zero coupon bonds without limit. Each of the Taxable Fixed Income Funds may invest up to 20% of its total assets in zero coupon bonds (the Fund for Income may only invest in zero coupon U.S. government securities).

Investment Grade and High Quality Securities. The Funds may invest in "investment grade" obligations that are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in the Appendix. "High-quality" short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's ("S&P") or "P-1" or "P-2" by Moody's Investors Service ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.

High-Yield Debt Securities. High-yield debt securities are below-investment grade debt securities, commonly referred to as "junk bonds" (those rated "Ba" to "C" by Moody's or "BB" to "C" by S&P), that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of high-yield debt securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, high-yield debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services.

Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value high-yield debt securities and a Fund's ability to sell these securities.

Since the risk of default is higher for high-yield debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for a Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Analysis by the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

The Convertible Fund. The Convertible Fund will purchase convertible securities that may or may not be rated by an NRSRO. When purchasing rated securities, the Fund may make substantial investments in securities rated "Baa," "Ba," "B" or "Caa" by Moody's and "BBB," "BB," "B" or "CCC" by S&P.

The Convertible Fund is not restricted from investing in below-investment grade securities. However, the Fund will not invest in securities rated "Ba" or lower by Moody's or "BB" or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements, such as growing market share or improved cost structure or margins, that would enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Each Tax-Exempt Fixed Income Fund may invest up to 20% of its total assets in loan participations.

U.S. Government Securities.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Balanced Fund may invest up to 60% of its total assets in U.S. government securities. Each of the Convertible and International Funds may invest up to 35% of its total assets in these securities. Each of the Ohio Municipal Money Market Fund, the Tax-Exempt Fixed Income Funds, and the Diversified Stock, Established Value, Growth, Real Estate, Small Company Opportunity, Special Value, Stock Index (only U.S. Treasuries) and Value Funds may invest up to 20% of its total assets in U.S. government securities.

Wholly Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) GNMA; (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority ("TVA"); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority, a federal corporation and the nation's largest public power company, issues a number of different power bonds, quarterly income debt securities ("QUIDs") and discount notes to provide capital for its power program. TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities. QUIDs pay interest quarterly, are callable after five years and are due at different times. TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue. Although TVA is a federal corporation, the U.S. government does not guarantee its securities and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Municipal Securities.

Municipal securities are obligations, typically bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

Two specific types of municipal securities are "Ohio Tax-Exempt Obligations" and "New York Tax-Exempt Obligations." Ohio Tax-Exempt Obligations are municipal securities issued by the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and Ohio personal income tax. New York Tax-Exempt Obligations are municipal securities issued by the State of New York and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel at the time of issuance, excluded from gross income for purposes of both regular federal income taxation and New York personal income tax.

Generally, municipal securities are issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to other public institutions and facilities. Municipal securities may include fixed, variable, or floating rate obligations. Municipal securities may be purchased on a when-issued or delayed-delivery basis (including refunding contracts). Each Tax-Exempt Fixed Income Fund may invest in refunding contracts without limit.

The two principal categories of municipal securities are "general obligation" issues and "revenue" issues. Other categories of municipal securities are "moral obligation" issues, private activity bonds and industrial development bonds.

The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. There are variations in the quality of municipal securities, both within a particular category of municipal securities and between categories. Current information about the financial condition of an issuer of tax-exempt bonds or notes usually is not as extensive as that which is made available by corporations whose securities are publicly traded.

The term "municipal securities," as used in this SAI, includes private activity bonds issued and industrial development bonds by or on behalf of public authorities to finance various privately-operated facilities if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The term "municipal securities" also includes short-term instruments issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, such as short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Additionally, the term "municipal securities" includes project notes, which are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. The Intermediate Income Fund may invest in tax, revenue and bond anticipation notes without limit.

An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code. Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. Litigation or other conditions may materially adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund's tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. The U.S. Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by the Fund and the value of its portfolio. Proposals also may be introduced before state legislatures that would affect the state tax treatment of municipal securities. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply with certain of these requirements subsequent to the issuance of tax-exempt bonds could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

General obligation issues are backed by the full taxing power of a state or municipality and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue issues or special obligation issues are backed only by the revenues from a specific tax, project, or facility. "Moral obligation" issues are normally issued by special purpose authorities.

Private activity bonds and industrial development bonds generally are revenue bonds and not payable from the resources or unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor). Each Tax-Exempt Fixed Income Fund may invest in revenue bonds and resource recovery bonds without limit.

Private activity bonds, as discussed above, may constitute municipal securities depending on their tax treatment. The source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer normally will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy as well as other exceptions similar to those described above. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be municipal securities, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term "municipal securities" if the interest paid thereon is, in the opinion of bond counsel, at the time of issuance, excluded from gross income for purposes of both federal income taxation (including any alternative minimum tax) and state personal income tax. Funds that invest in private activity bonds may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users.

Project notes are secured by the full faith and credit of the United States through agreements with the issuing authority that provide that, if required, the U.S. government will lend the issuer an amount equal to the principal of and interest on the project notes, although the issuing agency has the primary obligation with respect to its project notes.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Insured investments are covered by an insurance policy applicable to a specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are non-cancelable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer generally unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the bondholder from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of a Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of a Fund.

The ratings of NRSROs represent their opinions as to the quality of municipal securities. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

The Adviser believes that it is likely that sufficient municipal securities will be available to satisfy the investment objective and policies of each Tax-Exempt Fixed Income Fund. In meeting its investment policies, such a Fund may invest part of its total assets in municipal securities that are private activity bonds. Moreover, although no such Fund currently intends to do so on a regular basis, each such Fund may invest more than 25% of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other municipal securities. Examples of such securities are obligations, the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Adviser.

      Risk Factors Associated with Certain Issuers of Municipal Securities. A number of factors could impair a municipal issuer's ability to service its debt.

            General Obligation. The following may negatively affect a general obligation issuer's debt service ability: reduced voter support for taxes; statutory tax limits; a reduction in state and/or federal support; adverse economic, demographic and social trends; and loss of a significant taxpayer, such as the closing of a major manufacturing plant in a municipality that is heavily dependent on that facility.

            Hospital and Health Care Facilities. The following may negatively affect hospital and health care facilities that issue municipal securities: changes in federal and state statutes, regulations and policies affecting the health care industry; changes in policies and practices of major managed care providers, private insurers, third party payors and private purchasers of health care services; reductions in federal Medicare and Medicaid payments; insufficient occupancy; large malpractice lawsuits.

            Housing. The following may diminish these issuers' ability to service debt: accelerated prepayment of underlying mortgages; insufficient mortgage origination due to inadequate supply of housing or qualified buyers; higher than expected default rates on the underlying mortgages; losses from receiving less interest from escrowed new project funds than is payable to bondholders

            Utilities. The following may impair the debt service ability of utilities: deregulation; environmental regulations; and adverse population trends, weather conditions and economic developments.

            Mass Transportation. The following could negatively affect airport facilities: a sharp rise in fuel prices; reduced air traffic; closing of smaller, money-losing airports; adverse local economic and social trends; changes in environmental, Federal Aviation Administration and other regulations. The following could affect ports: natural hazards, such as drought and flood conditions; reliance on a limited number of products or trading partners; changes in federal policies on trade, currency and agriculture. The debt service ability of toll roads is affected by: changes in traffic demand resulting from adverse economic and employment trends, fuel shortages and sharp fuel price increases; dependence on tourist-oriented economies; and declines in motor fuel taxes, vehicle registration fees, license fees and penalties and fines.

            Higher Education. The following could diminish a higher education issuer's debt service ability: legislative or regulatory actions; local economic conditions; reduced enrollment; increased competition with other universities or colleges; reductions in state financial support and the level of private grants.

            Banking. In addition, there are certain risks associated with the concentration of investments in the banking industry when municipal securities are credit enhanced by bank letters of credit. or guaranteed by banks, which could occur in the Ohio Municipal Money Market Fund. These investments may be susceptible to adverse events affecting the banking industry.

Municipal Lease Obligations and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, a Fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Each Tax-Exempt Fixed Income Fund may invest up to 30% of its total assets in municipal lease obligations.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.

Below-Investment Grade Municipal Securities. No Tax-Exempt Fixed Income Fund currently intends to invest in below-investment grade municipal securities. However, each Tax-Exempt Fixed Income Fund may hold up to 5% of its assets in municipal securities that have been downgraded below investment grade. While the market for municipal securities is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value portfolio securities, and the Fund's ability to dispose of below-investment grade securities. Outside pricing services are consistently monitored to assure that securities are valued by a method that the Board believes accurately reflects fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

A Tax-Exempt Fixed Income Fund may choose, at its expense, or in conjunction with others, to pursue litigation seeking to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Federally Taxable Obligations. No Tax-Exempt Fixed Income Fund intends to invest in securities whose interest is federally taxable; however, from time to time, such a Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, such a Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares of portfolio securities. Each such Fund may invest up to 20% of its total assets in taxable obligations. In addition, the Tax-Free Money Market Fund may invest up to 20% of its total assets in taxable obligations.

Should a Tax-Exempt Fixed Income Fund invest in federally taxable obligations, it would purchase securities that in the Adviser's judgment are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. These Funds' standards for high quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of "A-1" and "A-2." In making high quality determinations such a Fund also may consider the comparable ratings of other NRSROs.

The Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of the Tax-Exempt Fixed Income Funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of these Funds' holdings would be affected and the Board would reevaluate these Funds' investment objective and policies.

The Tax-Exempt Fixed Income Funds anticipate being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, such a Fund may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, such a Fund may be required to sell securities at a loss.

Refunded Municipal Bonds. Investments by a Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities are considered to be investments in U.S. government obligations for purposes of the diversification requirements to which the Fund is subject under the 1940 Act. As a result, more than 5% of a Fund's total assets may be invested in such refunded bonds issued by a particular municipal issuer. The escrowed securities securing such refunded municipal bonds will consist exclusively of U.S. government obligations, and will be held by an independent escrow agent or be subject to an irrevocable pledge of the escrow account to the debt service on the original bonds.

Ohio Tax-Exempt Obligations.

As used in the Prospectuses and this SAI, the term "Ohio Tax-Exempt Obligations" refers to debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which is, in the opinion of the issuer's bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation and Ohio personal income tax (as used herein the terms "income tax" and "taxation" do not include any possible incidence of any alternative minimum tax). Ohio Tax-Exempt Obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works and other utilities. Other public purposes for which Ohio Tax-Exempt Obligations may be issued include refunding outstanding obligations and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste disposal facilities, high-speed inter-city rail facilities, government-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities  to obtain  funds to  provide  certain  privately  operated  housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities and certain local facilities for water supply or other heating or cooling facilities. Other private activity bonds and industrial development bonds issued to fund the construction, improvement or equipment of privately-operated industrial, distribution, research or commercial facilities also may be Ohio Tax-Exempt Obligations, but the size of such issues is limited under current and prior federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under federal tax law by an annual "volume cap." The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all government instrumentalities in the state. Such obligations are included within the term Ohio Tax-Exempt Obligations if the interest paid thereon is, in the opinion of bond counsel, rendered on the date of issuance, excluded from gross income for purposes of both federal income taxation (including, in certain cases, any alternative minimum tax) and Ohio personal income tax. A Fund that invests in Ohio Tax-Exempt Obligations may not be a desirable investment for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users. See "Dividends, Distributions, and Taxes" in the Prospectuses.

Prices and yields on Ohio Tax-Exempt Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Current information about the financial condition of an issuer of tax-exempt bonds or notes is usually not as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of subdivision issuers of tax-exempt bonds and notes may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, as amended, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of certain issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds or notes may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for tax-exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' tax-exempt bonds and notes in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt bonds, and similar proposals may be introduced in the future. A 1988 decision of the U.S. Supreme Court held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on the availability of tax-exempt bonds for investment by a Fund and the value of its portfolio.

The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebate to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income, including retroactively to the date of issuance.

A Fund may invest in Ohio Tax-Exempt Obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Ohio Tax-Exempt Obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any original issue discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Ohio Tax-Exempt Obligations will be exempt from federal income tax and Ohio personal income tax to the same extent as interest on such Ohio Tax-Exempt Obligations. A Fund also may invest in Ohio Tax-Exempt Obligations by purchasing from banks participation interests in all or part of specific holdings of Ohio Tax-Exempt Obligations. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Ohio Tax-Exempt Obligations in which it holds such a participation interest is exempt from federal income tax and Ohio personal income tax.

Additional Information Concerning Ohio Issuers. The Ohio Municipal Bond Fund and the Ohio Municipal Money Market Fund will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Municipal Bond Fund and the Ohio Municipal Money Market Fund are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of November 18, 2002, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy; with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%) and then lower in 2001 (4.3% vs. 4.8%). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Bond Fund or the Ohio Municipal Money Market Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

Recent biennium ending GRF balances were:

- ---------------------------------------------
   Biennium      Fund Balance   Cash Balance
- ---------------------------------------------
    1992-93      $111,013,000   $393,634,000
- ---------------------------------------------
    1994-95       928,019,000   1,312,234,000
- ---------------------------------------------
    1996-97       834,933,000   1,367,750,000
- ---------------------------------------------
    1998-99       976,778,000   1,512,528,000
- ---------------------------------------------
    2000-01       219,414,000     817,069,000
- ---------------------------------------------

Actions have been taken and may be taken by the State during less favorable economic periods (such as currently) to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current biennia.

1992-93. State and national fiscal uncertainties necessitated several actions to achieve the ultimate GRF positive ending balances. To allow time to resolve differences, an interim appropriations act was enacted effective July 1, 1991; that act included appropriations for both years of the biennium for debt service and lease rental obligations of the State payable from the GRF, even though most other GRF appropriations were made for one month. The general appropriations act for the entire biennium then was passed on July 11, 1991. Included in the resources appropriated was $200 million transferred from the BSF to the GRF.

As an initial action to address a projected FY 1992 imbalance, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of that Fiscal Year by a total of approximately $184 million. Then in June 1992, the entire $100 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other revenue and spending actions, legislative and administrative, resolved the remaining GRF imbalance for FY 1992.

As a first step toward addressing a then estimated $520 million GRF shortfall for FY 1993, the Governor ordered, effective July 1, 1992, selected GRF spending reductions totaling $300 million. Subsequent executive and legislative actions - including tax revisions that produced additional revenue of $194 million, and an additional $50 million in spending reductions - ensured positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.

1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. The biennium-ending GRF fund balance, after retaining an undesignated balance of $70 million, was transferred to a variety of funds, including $535 million to the BSF, and $322 million to other funds, including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately, $400 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250 million was directed to school building construction and renovation, $94 million to the school computer network, $44 million to school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, with the remaining $262 million transferred to the State Income Tax Reduction Fund.

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first FY (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701 million was transferred into the State Income Tax Reduction Fund, $200 million into public school assistance programs and $44 million into the BSF. Portions of that GRF biennium-ending fund balance were transferred as follows: $325 million to school building assistance; $293 million to the State Income Tax Reduction Fund; $85 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.3 million to the BSF.

2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The biennium began with the passage in June 1999 of biennial appropriations acts (one for all education purposes and one for general GRF purposes), and their prompt signing (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion.

The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1.5 billion and fund balance of $855 million. A transfer of $49.2 million from the balance increased the BSF to over $1 billion (or 5% of GRF revenue for the preceding FY). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from FY 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

Then in late March 2001 the Governor announced OBM's new preliminary lowered revenue estimates for FY 2001 and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for FY 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending balance at June 30, 2001 were further reduction in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending balance of $188.2 million (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF fund balance that made that transfer unnecessary.

Current Biennium. Ongoing and rigorous consideration has been given by the Governor and the General Assembly to revenues and expenditures for FYs 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

Prior consideration was in three general time frames - the initial June 2001 biennial appropriation act, then late fall and early winter 2001 and then May 2002. Significant remedial steps have included authorization to draw down and use the entire Budget Stabilization Fund balance, increased cigarette taxes and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for the separate appropriations acts including lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on estimates and projections at the time of passage:

o Authorized transfer up to $150 million from the BSF to the GRF for purposes of increasing moneys available to pay Medicaid expenses.

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

o Appropriated an additional $10 million from the BSF to an emergency purposes fund.

o Authorized transfer to the GRF in FY 2002 of the entire ($100 million) balance in the Family Services Stabilization Fund.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls for FY 2002 of $709 million and of $763 million for current FY 2003.

Executive and legislative actions were taken based on the then new OBM estimates, including:

o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations) and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

o Then in December the General assembly passed legislation, more significant aspects of which included:

      o Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $600 million).

      o Reallocating to the GRF a $260 million portion of tobacco settlement receipts in FYs 2020 and 2003, intended to be replenished from settlement receipts in FYs 2013 and 2014.

      o Reducing appropriation-spending authorizations for the legislative and judicial branches.

      o Making certain tax-related changes (including accelerating the time for certain payments).

      o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41 million in FY 2003. This participation has begun, although litigation has, to date unsuccessfully, sought to enjoin the authorization on State constitutional grounds, including a claim that the act's provisions violate the "one subject" requirement for legislation.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes.

These  updated  estimates  of GRF revenue  shortfalls  were  approximately  $763 million in FY 2002 and $1.15 billion in FY 2003. Further executive and legislative actions were taken for FY 2002 and have been and will be taken as necessary to ensure a positive GRF fund balance for the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation that provides for, among other things:

o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604 million) as needed in FYs 2002 and 2003, and of an additional $50 million of unclaimed funds to the GRF.

o Reduction of the FY 2002 ending GRF balance by $50 million (to $100 million from its previously reduced budgeted level of $150 million).

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

o Increased cigarette tax by 31(cent) per pack (to a total of 55(cent) a pack). The increase was and is estimated by OBM to produce approximately $283 million in FY 2003.

o Transfers to the GRF of $345 million from tobacco settlement money received in FYs 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of additionally authorized $345 million in general obligation bonds.

o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004) and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283 million in FY 2003.

o     Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

Several categories of FY 2002 GRF tax receipts were below those receipts in the prior FY. Overall, GRF tax receipts in FY 2002 were 1.1% below those in FY 2001.

FY 2002 nevertheless did end with positive GRF balances of $108.3 million (fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.8 million). The FY ending BSF balance was $427.9 million, already committed and appropriated to GRF use if needed in 2003.

On July 1, 2002, the first day of the new FY, the Governor ordered a total of approximately $375 million in GRF spending cutbacks for FY 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services and the adjutant general. Expressly excluded from the cutback order are appropriations for debt service including lease rental contracts and all State office building rent and ad valorem property tax relief payments (made to local taxing entities).

OBM is currently projecting a positive GRF Fund balance at June 30, 2003. As discussed above the State is effectively precluded by law (including its Constitution) from ending a FY or a biennium in a "deficit" position.

Additional appropriations actions, affecting most subdivisions and local libraries in the State, cap the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 essentially to the lesser of the equivalent monthly payment amounts in FYs 2000 and 2001 or the amounts that would have been distributed under the standard formula.

Due to the continuing pendency of the school funding litigation (the State's motion for reconsideration has been granted) OBM expenditure estimates have not included additional expenditures pursuant to the latest Supreme Court order; as noted below the motion requested reconsideration of the portion of the Court's order that would require an additional substantial but as yet undetermined amount in this biennium.

The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception in both cases is for any debts incurred to repel invasion, suppress insurrection or defend the State in war.)

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

By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. On November 18, 2002, over $3.26 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date authorized to be incurred were portions of the highway bonds and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.8 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1.2 billion outstanding); (c) the conservation purposes bonds referred to below ($48 million outstanding); and (d) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($161.3 million outstanding, with no more than $50 million to be issued in any one year).

A 1995 constitutional amendment extended the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose) and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

A 1999 constitutional amendment authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($891.9 million outstanding) and facilities for state supported and assisted institutions of higher education ($897.7 million outstanding or awaiting delivery).

That 1999 amendment also provides that State general obligation debt and debt represented by other direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those then outstanding and new direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

A 2000 constitutional amendment authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50 million in principal amount may be issued in any FY and not more than $200 million in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes are State general obligations, and those for revitalization purposes are special obligations of the State payable from particular revenues and receipts designated by the General Assembly (currently a portion of State liquor profits).

The Constitution also authorizes the issuance for certain purposes of State obligations, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.4 billion of which were outstanding.

In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements and arrangements to be approximately $66.9 million (of which $62.3 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements and arrangements are subject to biennial appropriations, with the lease or payment terms as to the State being two years subject to renewal if appropriations are made.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A

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

1965 constitutional provision that authorizes student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2002) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts on voter-authorized income taxes, for significant portions of their budgets.

In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that has long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, both of which would require action by the General Assembly, are:

o Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but required that the revisions be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion.

o The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

The Court granted the State's motion for reconsideration and clarification of the modification first listed above and of its retroactive application.

The Court's referral to a master commissioner of the issues raised in that motion (and any other issues the parties and the mediator considered appropriate issues for mediation) did not produce a resolution. Upon that commissioner's final March 2002 report, the matter returned to the Court's active docket for resolution.

It is not possible at this time to state what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings and equipment sufficient for all students to be afforded an educational opportunity.

A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts received approximately $3.8 million. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a catastrophic grant. In FY 2002, three districts received catastrophic grants totaling $2.56 million and one district received a solvency advance in the amount of $421,000.

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

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Nine municipalities and one township are in "fiscal emergency" status and five municipalities in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision is applied to three districts with five on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of ad valorem property taxes on particular property by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

New York Tax-Exempt Obligations.

The New York Municipal Bond Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which this Fund will invest will change from time to time. This Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors that may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by this Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. This Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

The New York Municipal Bond Fund may invest in municipal securities issued by the State of New York, by its various public bodies and/or by other entities located within the State, including the city of New York (the "City") and political subdivisions thereof and/or their agencies.

2002-2003 New York State Budget Report. To balance the General Fund Financial Plan, the 2002-03 Executive Budget reflected proposals to close a combined 2001-02 and 2002-03 budget gap of $6.8 billion attributable primarily to the World Trade Center ("WTC") attacks and the national recession. These proposals included legislative and administrative savings of $2.4 billion during 2001-02 following the WTC disaster, the use of $1.1 billion in reserves set aside for economic uncertainty, $885 million in reserves from the Federal Temporary Assistance for Needy Families ("TANF") program and $2.4 billion in revenue and spending actions. A potential shortfall of approximately $1.4 billion materialized in April 2002 when final revenue results for the 2001-02 fiscal year and the impact of the business depreciation measures enacted as part of the federal stimulus package became known. Most of this additional shortfall is expected to be one-time and, accordingly, the Enacted Budget includes a

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

series of non-recurring actions to maintain a balanced Financial Plan, including a tax amnesty program, increased receipts from abandoned property, changing the payment date of various business taxes, conversion of certain hard dollar capital projects to bonding and utilization of available cash reserves and other fund balances. The Enacted Budget also allocates approximately $600 million to school aid, higher education and various health and human services programs. These costs are financed through recurring items such as education aid reform, workforce savings, tobacco revenue increases and enforcement actions, as well as use of resources from other funds.

The Financial Plan. The 2002-03 Financial Plan forecasts receipts and disbursements for the fiscal year. The economic forecast of the Division of the Budget ("DOB") and the State of New York's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for the nation and the State, showing gross domestic product, employment levels, inflation, wages, consumer spending and other relevant economic indicators. It then projects the yield of the State's revenue structure against the backdrop of these forecasts. Projected disbursements are based on agency staffing, program caseloads, service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

New York State's Fund Structure. New York State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General
Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of four major fund types: (1) the General Fund (receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues); (2) Special Revenue Funds (receive Federal grants, certain dedicated taxes, fees and other revenues); (3) Capital Projects Funds (account for costs incurred in infrastructure construction projects such as roads, bridges and prisons); and (4) Debt Service Funds (pay principal, interest and related expenses on State and its public authority long-term bonds). Within each fund type, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments and State Operations).

New York State Economy. As expected, the events of September 11, 2001 had a devastating impact on the New York State economy. DOB estimates that State employment declined 0.5% in 2001 and will decline 0.8% in 2002. Wages and salaries are expected to show an increase of 2.4% for 2001, followed by a decline of 1.5% for 2002. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5% in 2002, following growth of 2.9% for 2001. A significant risk to the New York forecast is from weaker than expected growth for both the national and international economies, which could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would diminish the State's prospects for an early economic recovery.

General Fund Receipts. Total General Fund receipts are projected to be $39.90 billion (down $1.25 billion), comprised of $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts and $2.67 billion in transfers from other funds. The decline reflects the impact of the WTC attacks on receipts and an associated reduction of revenue reserves rolled over from 2001-02. General Fund receipts net of refund reserve account transactions are estimated at $38.65 billion. Declines in the revenue base have been partially offset by revenue actions taken to close the 2002-03 budget gap.

General Fund Revenue Actions. To close the significant budget gap caused largely by the events of September 11, the Enacted Budget reflects numerous revenue actions, such as lowering sales and withholding tax electronic funds transfer thresholds ($58 million); increasing alcoholic beverage control license fees ($8 million); adopting a new price index for the prepayment of sales tax on cigarettes ($6 million); increasing taxes on tobacco products ($15 million); enhancing cigarette enforcement measures ($5 million); changing the mandatory first installment requirement for businesses ($100 million); a Tax Amnesty Program ($175 million); selling securities held as abandoned property ($300 million); increasing Miscellaneous Receipts from bond issuance charges ($115 million);

changing the surcharge on wireless services ($38 million); transferring Power Authority resources to fund the Power for Jobs program ($42 million); and investing in new technology to increase audit collections ($130 million).

Personal income tax receipts are projected to fall by just over $2.51 billion, due to economic weakness and a reduction in revenue reserves flowing through the refund reserve accounts. The decline is within the range of revenue loss expected given the events of September 11. Although personal income tax payments associated with the 2001 tax year are down significantly, a large portion of this loss is expected to be non-recurring, attributable to one-time business losses associated with the terrorist attack. Estimated tax payments have been decreased by nearly $300 million, reflecting the expected continuation of the weakness experienced for the April quarterly payment and the impact of the State's conformity to the "bonus depreciation" recently enacted at the Federal level. The Job Creation and Worker Assistance Act of 2002 allowed businesses an extra 30% "bonus" depreciation in the first year an asset is depreciated. In subsequent years, the remaining basis of the asset is depreciated under the regular rules. Additionally, the estimate for payments on 2001 tax liability with extension requests has been decreased by nearly $400 million, the estimate for payments with final returns on 2001 tax liability has been decreased by $300 million, and the estimate for refunds has been increased by nearly $300 million. The estimate for delinquent collections of the personal income tax has been increased by $106 million, reflecting enactment of the State tax amnesty program.

Receipts for user taxes and fees (including New York State sales tax, cigarette and tobacco products; alcoholic beverage taxes and fees; and motor vehicle license and registration fees) are projected to total $7.11 billion (up $7 million). The increase is attributable to the projected growth in the sales tax base (after adjusting for tax law changes and other factors) of 3.0% as well as an increases in alcoholic beverage tax receipts, taxes on tobacco products and alcoholic beverage control license fees. Decreases in motor vehicle fees, cigarette taxes and auto rental taxes offset most of the gains. The decline in cigarette tax receipts is due to the increased dedication of these receipts to the Tobacco Control and Insurance Initiatives Pool. The decline in motor vehicle fees and auto rental taxes largely reflects the increased dedication of these sources to the Dedicated Highway and Bridge Trust Fund.

Corporation franchise tax receipts are estimated to decline overall in 2002-03. Accelerated depreciation in connection with the Federal job creation statute will reduce receipts by $105 million and enhancements to the Low-Income Housing Tax Credit Program will reduce receipts by $2 million. Increasing the mandatory first installment requirement will increase collections by $40 million. Finally, the amnesty program, which targets corporate income taxpayers with less than 500 employees, will create an additional $32 million in revenue. Corporation and utilities tax collections also are estimated to increase due to the increase in the mandatory first installment requirement.

Insurance franchise tax receipts are estimated to increase as a result of increasing the mandatory first installment requirement. Additionally, estimates were revised upward to reflect new information regarding WTC-related losses to the insurance industry. Bank tax receipts are estimated to decline overall. Accelerated depreciation in connection with the Federal job creation statute will reduce these receipts by $35 million, which is partially offset by increasing the mandatory first installment requirement, which will increase collections by $24 million.

Tax receipts from other sources (such as the estate and gift tax, the real property gains tax and pari-mutuel taxes) are projected to total $787 million (down $16 million), including $4 million anticipated from the amnesty program. Repeal of both the real property gains tax and the gift tax and reduction of the estate and pari-mutuel taxes have significantly reduced the yield from this category. Miscellaneous receipts are expected to reach $2.15 billion (up $523 million). The major revenue enhancements include: $328 million in abandoned property; $115 million in bond issuance charges; $42 million from the New York Power Authority to fund the Power for Jobs program; and $38 million from the surcharge on wireless communication services. Transfers from other funds are expected to total $2.67 billion (up $526 million). Total transfers of sales taxes in excess of debt service requirements are expected to increase by $58 million, while transfers from all other funds are expected to increase by $468 million.

Total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are estimated at $40.21 billion for 2002-03 (down $1.01 billion or 2.4%). The spending is consistent with 2001-02 funding levels for most ongoing programmatic activities. The decline results primarily from the utilization of TANF surplus reserves ($955 million) and other non-General Fund sources to maintain program commitments at a reduced General Fund cost ($1.5 billion), partially offset by annual increases for pensions and other fringe benefits ($197 million), school aid ($186 million) and underlying programmatic increases in health care.

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

Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest areas of spending are for aid to public schools (46%) and for New York State's share of Medicaid payments to medical providers (22%). Spending for mental hygiene programs (6%), higher education programs (5%), children and families services (4%) and welfare assistance (2%) represent the next largest areas of local aid. Spending in local assistance is estimated at $26.85 billion in 2002-03, a decrease of $987 million (3.5%). While overall spending declines, funding for some programs (including education) is increasing and Medicaid and other health programs are growing. These increases are more than offset from maximizing the use of non-General Fund sources to finance program costs, including the use of nursing home assessments ($266 million), alternate sources for various Medicaid and health programs ($872 million) and the use of TANF reserves for higher education and welfare assistance programs ($955 million). School aid of $14.6 billion on a school year basis reflects an increase of $410 million. General Fund spending for school aid is projected at $12.36 billion, an increase of $186 million, reflecting building aid reforms and the latest estimate of available lottery funds.

Medicaid spending is estimated at $5.85 billion in 2002-03, a decrease of $359 million (5.8%). Expected underlying spending growth of roughly 7% is offset by approximately $800 million from proposed revenue actions and program restructuring, including a nursing home assessment ($266 million), increased Intergovernmental Transfers and Upper Payment Limit payments ($74 million) and increased health care spending supported by HCRA ($475 million). General Fund spending for health programs is projected at $496 million, a decrease of $174 million (26%). Higher costs for a projected increase in participation in the Early Intervention program and other program growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs. These dedicated funding sources will support the cost of the Elderly Pharmaceutical Insurance Coverage ("EPIC") program ($194 million), New York State support for the Roswell Park Cancer Institute ($60 million), the Public Health Campaign program, Indian Health programs and Immunization and Water Supply Protection ($69 million).

Spending on welfare is projected at $496 million, a decrease of $564 million (53.2%), largely attributable to the additional use of TANF funds ($514 million) to support program costs. Higher Education Service Corporation spending is projected at $284 million, a decrease of $406 million (58.9%), primarily reflecting the use of TANF funds to finance the Tuition Assistance Program ($380 million). Spending for all other local assistance programs will total $7.36 billion in 2002-03, a net increase of $330 million (4.7%), attributable to increased support for pre-school special education ($96 million), funding for the Yonkers settlement agreement ($92 million) and additional funding for the Community Projects Fund ($58 million).

New York State Operations pays for the costs of operating the Executive, Legislative and Judicial branches of government. Spending in this category is projected at $7.82 billion, a decrease of $24 million (0.3%). State Operations spending includes $358 million for the annualized costs of labor agreements with State employee unions. These costs are more than offset by proposed spending restraint and revenue maximization efforts totaling $382 million. A strict hiring freeze, offering a retirement incentive to State employees and various actions to restrain spending in all agencies are anticipated to save $96 million. In addition, a total of $286 million in additional savings are projected to be available from various revenue maximization efforts to finance State Operations spending, including $141 million in additional Patient Income Account revenues to offset spending on mental hygiene programs and $79 million in additional Federal and other funding sources to finance higher education and health programs.

New York State's overall workforce is projected to be 191,100 persons by the end of 2002-03, down approximately 5,000 from November 2001 when the Governor announced a series of cost savings actions following the WTC attacks. This reduction will occur through attrition and early retirement. General State charges ("GSCs") account for the costs of fringe benefits for State employees and retirees of the Executive, Legislature and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands and the costs of defending lawsuits against the State and its public officers. Disbursements for GSCs are estimated at $2.85 billion, an increase of $197 million, primarily attributable to rising health insurance costs and pension fund investment losses. Pension losses are expected to result in the need for $55 million in additional contributions to the New York State and Local Employees Retirement System ("ERS"). The pension estimate assumes an ERS contribution rate of 1.5% of salary for the 2002-03 fiscal year, an increase from 0.7%. Significant growth is also expected in costs for health insurance premiums, which are projected to increase 11% in calendar year 2002.

Transfers for debt service total $1.85 billion in 2002-03, a reduction of $235 million, primarily attributable to continued savings from the use of $1 billion in Debt Reduction Reserve Fund ("DRFF") monies to reduce high-cost debt, the use of the new lower-cost New York State Personal Income Tax Revenue Bonds to finance capital projects and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs. Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects are projected to decrease by $115 million and reflect the one-time conversion of certain capital projects from pay-as-you-go financing to bonding. The State of New York's cost of transfers to the State University increased by $17 million primarily due to financing the State's share of an outstanding SUNY loan. All other transfers, which reflect the remaining transfers from the General Fund to other funds, are estimated to total $593 million, an increase of $139 million. The growth is attributable to increases in Medicaid payments to SUNY hospitals ($89 million) and the State's subsidy to the Court Facilities Incentive Aid Fund to support Judiciary capital projects ($52 million).

Non-Recurring Actions. Non-recurring actions incorporated in the Financial Plan are primarily intended to finance the one-time extraordinary revenue losses associated with the 2001 tax year. The vast majority of the non-recurring resources utilize existing available fund balances, including the Abandoned Property Fund ($300 million), the Environmental Protection Fund and the Superfund ($264 million), the New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the New York Power Authority ($42 million), various health and Medicaid Special Revenue Funds ($341 million), the Higher Education Services Corporation ($39 million), the New York Dormitory Authority ($12 million) and various routine fund transfers ($75 million). In addition, a variety of measures were enacted to preserve revenues, including a tax amnesty program ($175 million), a change in the payment date on various business taxes ($100 million), recoveries of school aid and welfare recipient overpayments ($39 million) and a change in tax collection procedures ($64 million).

Reserves/General Fund Closing Balance. The Enacted Budget reflects the use of reserves set aside over the last several years to help to deal with the extraordinary fiscal impact associated with the events of September 11th and the national economic recession. The Financial Plan projects a closing General Fund balance of $716 million after the planned use of $1.1 billion of the reserves for WTC-related revenue losses and $250 million in other available reserves. Other fund balances expected to be used include $160 million in the Community Projects Fund for legislative initiatives, $151 million in the Contingency Reserve Fund for the recent settlement of the Yonkers litigation and $5 million in the Universal Pre-Kindergarten Fund. The ending balance of $716 million primarily reflects $710 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund), after a seventh consecutive maximum deposit at the end of 2001-02.

Outyear General Fund Financial Plan Projections. New York State law requires the Governor to propose a balanced budget each year. The Executive Budget, as amended, projected General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05. DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2003-04 Executive Budget submission. Preliminary analysis by DOB indicates that the State will have a 2003-04 budget gap that is larger than projected at the Executive Budget, but significantly below the shortfall that was closed as a part of actions on the 2002-03 Enacted Budget.

Federal Disaster Assistance to Localities. Over the next several years, a substantial amount of Federal aid is projected to flow through New York State to localities for disaster response and reconstruction activities related to the WTC attacks. This Federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office to New York City and other localities affected by the disaster. The All Governmental Funds Financial Plan includes State spending for WTC costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) that will finance, among other things, payments to the victims of the attack, State Police and DMNA staffing costs directly related to the disaster, expanded counseling and trauma services and infrastructure repairs. State-supported spending for WTC costs will total $24 million in 2002-03. This will provide support for tourism and marketing activities to attract visitors to New York City, bridge loans to small businesses and expanded case processing for insurance and workers' compensation claims.

State Funds disbursements are projected at $59.36 billion in 2002-03, an increase of $2.38 billion (4.2%). The increase is primarily comprised of higher spending for Medicaid ($1.35 billion), capital projects ($786 million), various health care programs, including the EPIC prescription drug program and Child Health Plus ($288 million), school aid ($282 million), the community service provider assistance program ($188 million), transportation ($193 million), fringe benefits ($134 million) and the STAR local tax relief program ($120 million). These increases are partially offset by the decrease in the General Fund, excluding transfers, described earlier ($814 million) and lower spending for debt service ($592 million). All other spending grows by $445 million, or less than 1%.

All Governmental Funds spending is estimated at $89.56 billion, an increase of $5.08 billion (6%), attributable to the New York State Funds increase of $2.38 billion and growth in Federal grants of $2.70 billion. Federal aid increases are primarily for Medicaid, including payments to State-operated mental health and retardation facilities and SUNY hospitals ($1.55 billion), the share of the college tuition assistance program financed by TANF ($380 million), social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million). All other Federal support grows by $103 million (less than 1%).

Special Revenue Funds. Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion (14.6%). Special Revenue Funds, which include Federal grants and New York State Special Revenue Funds, comprise 50% of the All Governmental Funds Financial Plan. Federal grants account for 66% of all special revenue spending in 2002-03, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $28.63 billion, an increase of $2.51 billion (9.6%). Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. Federal support for Medicaid spending is projected at $15.61 billion, an increase of $1.10 billion. Other increases include Medicaid payments to State-operated mental health and retardation facilities and SUNY hospitals ($446 million), the share of the college tuition assistance program financed by TANF ($380 million), enhanced social welfare initiatives authorized under TANF ($319 million), services for children and families ($223 million) and the Federal share of Child Health Plus ($126 million). State special revenue spending is projected to be $14.57 billion, an increase of $3.0 billion (25.9%). Spending from State special revenue funds for Medicaid is projected to total $2.50 billion, an increase of $1.35 billion. Roughly $730 million of this Medicaid increase is financed by HCRA resources, and the balance is supported by a new 6% nursing home assessment ($441 million) and revenues received from various bad debt and charity care pools ($175 million).

Other components of the New York State Funds spending increase include program growth in the EPIC prescription drug program and Child Health Plus ($288 million), state aid for education financed by the lottery ($282 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($193 million), increased costs for employee fringe benefits ($134 million) and growth in the STAR local tax relief program ($120 million). State special revenue spending increased $491 million, which primarily reflects additional Medicaid spending financed through HCRA.

Capital Projects Funds. Spending from Capital Projects Funds is projected at $5.29 billion, an increase of $977 million (22.7%), which will primarily support capital investments to promote economic development ($340 million), transportation ($291 million) and education ($210 million).

Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion, a decrease of $592 million (14.3%), primarily attributable to the use of $500 million in DRRF monies (technically an increase in debt service), debt service savings in 2002-03 generated from the use of DRRF to defease high cost debt, the use of lower-cost New York State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

Mortgage- and Asset-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which a Fund may invest are Government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares. Each Money Market Fund may invest in mortgage-backed securities without limit. The Balanced Fund may invest up to 40% of its total assets in mortgage-backed securities. Each Tax-Exempt Fixed Income Fund and the Convertible Fund may invest up to 35% of its total assets in tax-exempt mortgage-backed securities. The Diversified Stock Fund may invest up to 20% in these securities.

      Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank ("FFCB") consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

      Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, FHLB, created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

      U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of FFCB or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

      GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

A Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs. The funds are paid by a Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Funds' policy to record these GNMA certificates on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well. When a Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years. During this period of time prior to settlement of the trade, the Fund's segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security. If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, the Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.

      FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

      FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

      SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, SLMA is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

      Collateralized Mortgage Obligations. Mortgage-backed securities also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. The Balanced Fund may invest up to 40% of its total assets in CMOs. Each of the Convertible and International Funds may invest up to 35% of its total assets in CMOs. Each Tax-Exempt Fixed Income Fund may invest up to 25% of its total assets in CMOs. The Diversified Stock Fund may invest up to 20% of its total assets in these securities.

      Non-Government Mortgage-Backed Securities. A Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. A Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets that in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

A Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

      Forward Roll Transactions. A Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold. The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll. For financial reporting and tax purposes, the Fund treats each forward roll transaction as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into forward roll transactions that are accounted for as a financing.

Asset-Backed Securities are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. The Prime Obligations Fund may invest up to 25% of its total assets in asset-backed securities. Each of the Fixed Income Funds may invest up to 35% of its total assets in these securities and the Balanced Fund may invest up to 20% of its total assets in these securities.

Foreign Investments and Forward Contracts.

A Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such investment may subject a Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. Each of the Balanced, Convertible, Diversified Stock, Growth, Small Company Opportunity, Special Value and Value Funds may invest up to 10% of its assets in ADRs.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments. The Real Estate Fund may invest up to 20% of its total assets in foreign equity securities traded on a foreign exchange. The Balanced Fund may invest up to 10% of its total assets in these securities.

Foreign  markets  may offer less  protection  to  investors  than U.S.  markets.
Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

A Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The International Fund currently invests in the securities (including sponsored and unsponsored ADRs) of issuers based in a number of foreign countries. The Adviser and Templeton Investment Counsel, LLC ("Templeton" or the "Sub-Adviser"), the sub-adviser of the International Fund, continuously evaluate issuers based in countries all over the world. Accordingly, the Fund may invest in the securities of issuers based in any country, subject to approval by the Board, when such securities meet the investment criteria of the Adviser and Templeton and are consistent with the investment objective and policies of the Fund.

Forward Contracts. Each of the Balanced and International Funds may enter into forward currency exchange contracts ("forward contracts"). A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies. Each Fund may also buy and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the funds' portfolio. Each Fund's custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody's or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Funds' total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Funds' commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward foreign currency exchange contracts may be restricted. The Funds generally will not enter into a forward contract with a term of greater than one year. The Funds will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Funds to deliver an amount of currency other than U.S. dollars in excess of the value of the Funds' portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Futures and Options.

Futures Contracts. Any Fund, except the Established Value, Federal Money Market, Gradison Government Reserves, Institutional Money Market, Ohio Municipal Money Market, Prime Obligations, or Tax-Free Money Market Funds, may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price. In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. The CFTC regulates futures exchanges and trading under the Commodity Exchange Act.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt. Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been "sold," or "selling" a contract previously purchased). Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give a Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Funds, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and are subject to change. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for a Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.

      Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. In addition, a Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

The Trust has  undertaken to restrict its futures  contract  trading as follows:
First, the Trust will not engage in transactions in futures contracts for speculative purposes. Second, the Trust will not market its Funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets. Third, the Trust will disclose to all prospective shareholders the purpose of and limitations on its Funds' commodity futures trading. Fourth, the Trust will submit to the CFTC special calls for information. Accordingly, registration as a Commodities Pool Operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by a Fund. In addition, where a Fund takes short positions, it need not segregate assets if it "covers" these positions. For example, where a Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where a Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and a Fund's intention to qualify as such.

      Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Funds could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom the Funds have open positions in a futures contract or related option.

A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if a Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Options. The following Funds may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio:
Balanced, Diversified Stock, Growth, International, Small Company Opportunity, Special Value, Stock Index and Value Funds. Each of these Funds may write covered calls on up to 25% of its total assets. The Real Estate Fund may write covered calls and puts on up to 25% of its total assets. In addition, the Fund for Income may write covered call options on up to 25% of its total assets and may also invest up to 5% of its total assets to purchase options or to close out open options transactions. A Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised, except that the Small Company Opportunity Fund may write uncovered calls or puts on up to 5% of its total assets, that is, put or call options on securities that it does not own. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. A Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to

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

dispose of the security. As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. A Fund also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund's ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Convertible Fund. The Convertible Fund may purchase and write call options that are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. The Fund may write call options only if they are covered, on portfolio securities amounting to up to 25% of its total assets and the options must remain covered so long as the Fund is obligated as a writer.

      Puts. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. A Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) a Fund's acquisition cost of the securities (excluding any accrued interest that a Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

A Fund may acquire puts to facilitate the liquidity of its portfolio assets. A Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security. A Fund also may use puts, under certain circumstances, to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

A Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Funds intend to acquire puts only from dealers, banks and broker-dealers that, in the Adviser's opinion, present minimal credit risks.

The Small Company Opportunity Fund may write uncovered put options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Fund also may purchase index put and call options and write index options. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

Illiquid Investments and Restricted Securities.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a

Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities and securities that the Adviser determines to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity. Each of the Money Market Funds may invest up to 10% of its net assets in illiquid securities.

Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. The Convertible, Prime Obligations and Intermediate Income Funds may invest in restricted securities without limit. Each of the Balanced, International and Small Company Opportunity Funds may invest up to 35% of its total assets in these securities. Each of the Diversified Stock, Growth, Special Value, Stock Index and Value Funds may invest up to 20% of its total assets in these securities. The Real Estate Fund may invest up to 15% of its total assets in restricted securities. Each of the Ohio Municipal Money Market and Tax-Free Money Market Funds may invest 20% of its total assets in taxable restricted securities. The Federal Money Market Fund may invest up to 10% of its net assets in these securities.

Participation Interests, Warrants, Refunding Contracts and Standby Commitments.

Participation Interests. The Funds may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Funds invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Each Equity Fund and the Balanced and Real Estate Funds may invest up to 10% of its total assets in warrants. The Convertible Fund may invest up to 5% of its total assets in warrants that are attached to the underlying securities.

Refunding Contracts. A Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. A Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Funds may acquire standby commitments to enhance the liquidity of portfolio securities. Ordinarily, the Funds may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Funds may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Funds would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Securities of Other Investment Companies and Exchange Traded Funds.

Other Investment Companies. A Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, a Fund may invest in the money market funds of the Trust. The Adviser will waive its investment advisory fee with respect to assets of a Fund invested in any of the Money Market Funds of the Trust, and, to the extent required by the laws of any state in which a Fund's shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies. The Established Value, Federal Money Market and Gradison Government Reserves Funds may not invest in other investment companies.

Exchange Traded Funds ("ETFs") are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

      Risk Factors Associated with Investments in ETFs. ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Eligible Securities for Money Market Funds.

High-quality  investments are those  obligations  that, at the time of purchase,
(i) possess one of the two highest short-term ratings from an NRSRO; (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above described securities that may be purchased by the Money Market Funds are referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Funds maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.

The Appendix of this SAI identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

INVESTMENT STRATEGIES.

Each Fund's principal investment strategies are described in its Prospectus. To carry out its investment strategy, a Fund may engage in one or more of the following activities:

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, each Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements. (See "Foreign Investments" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with a Fund's investment objective.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Each of the Balanced, Convertible, Fund for Income, Intermediate Income and International Funds may invest up to 35% of its total assets in repurchase agreements. Each of the Ohio Municipal Money Market, Tax-Free Money Market, National Municipal Bond, Ohio Municipal Bond, Diversified Stock, Established Value, Growth, Real Estate, Small Company Opportunity, Special Value, Stock Index and Value Funds may invest up to 20% of its total assets in repurchase agreements. The New York Municipal Bond Fund may invest up to 10% of its total assets in these instruments. Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among one or more Funds into a single transaction.

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Convertible and Federal Money Market Funds. With respect to repurchase agreement transactions entered into by the Convertible Fund, the underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. With respect to repurchase agreement transactions entered into by the Federal Money Market Fund, the underlying securities are bonds, notes or other obligations of or guaranteed by the United States, or those for which the faith of the United States is pledged for the payment of principal and interest thereon and bonds, notes, debentures or any other obligations or securities in which the Fund may invest. A Fund will not enter into repurchase agreements with maturities of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its net assets (10% of net assets with respect to the Money Market Funds) would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such an agreement, a Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions. The Balanced, Diversified Stock, Established Value, Growth, Intermediate Income, Small Company Opportunity, Special Value, Stock Index and Value Funds may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. KeyBank National Association, an affiliate of the Adviser ("KeyBank"), serves as lending agent for the Funds, except the tax-exempt funds, pursuant to a Securities Lending Agency Agreement that was approved by the Board. Under the Funds' current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Funds whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Funds will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940
Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Funds or the borrower at any time. While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board. The Established Value Fund will limit its securities lending to 20% of its total assets and each of the other Funds listed above will limit its securities lending to 33-1/3% of total assets.

Short Sales Against-the-Box. The Funds will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, a Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

When-Issued Securities. A Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because a Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies. In addition to the principal strategies described in the Prospectuses, certain Funds may engage in the secondary investment strategies outlined below.

o Each of the Balanced, Fund for Income, National Municipal Bond, New York Municipal Bond and Ohio Municipal Bond Funds may, but is not required to, use derivative instruments.

o Each of the Diversified Stock, Growth and Value Funds may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government
         obligations;   and  may,  but  is  not  required  to,  use   derivative
         instruments.

o The Convertible Fund may invest up to 35% of its total assets in corporate debt securities, common stock, U.S. government securities and high-quality short-term debt obligations, preferred stock and repurchase agreements; and up to 10% of its total assets in foreign debt and equity securities.

o        The Established  Value Fund may invest up to 20% of its total assets in
         short-term  U.S.   government   obligations,   repurchase   agreements,
         short-term debt obligations and investment grade debt securities.

o The Intermediate Income Fund may invest up to 35% of its total assets in high-quality, short-term debt obligations; up to 20% of its total assets in preferred and convertible preferred securities and separately traded interest and principal component parts of U.S. Treasury obligations; and in international bonds, foreign securities and derivative instruments, such as futures contracts, options and securities that may have warrants or options attached.

o The International Fund may invest up to 35% of its total assets in cash equivalents and fixed income securities, including U.S. government
         obligations;   and  may,  but  is  not  required  to,  use   derivative
         instruments.

o The Real Estate Fund may invest up to 20% of its total assets in securities of foreign real estate companies and ADRs; and may, but is not required to, use derivative instruments.

o The Small Company Opportunity Fund may invest up to 20% of its total assets in: equity securities of larger companies (those with market capitalizations in the top 20% of the 5,000 largest U.S. companies), investment-grade securities, preferred stocks, short-term debt obligations and repurchase agreements.

o The Special Value Fund may invest up to 20% of its total assets in investment-grade debt securities and preferred stocks; and may, but is not required to, use derivative instruments.

DETERMINING NET ASSET VALUE ("NAV") AND VALUING PORTFOLIO SECURITIES.

The NAV of each Fund is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectuses on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. With respect to the Money Market Funds, a "Business Day" is a day on which the NYSE and the Federal Reserve Bank of Cleveland are open. The NYSE will not open in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Money Market Funds.

Use of the Amortized Cost Method. Each Money Market Fund uses the amortized cost method to determine its NAV. The Money Market Funds' use of the amortized cost method of valuing their instruments depends on their compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the NAV, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Money Market Funds' investment objectives.

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV provided that a Money Market Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days. Should the disposition of a Money Market Fund's security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

Monitoring Procedures. The Board also has established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the NAV of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV of the Money Market Funds calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5% ($0.005), Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Money Market Fund's outstanding shares without monetary consideration, or using a NAV determined by using available market quotations.

Rule 2a-7 requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Board, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in Which the Funds Can Invest." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Board or its delegate must determine that the instruments are of comparable quality.

The Money Market Funds will limit the percentage allocation of their investments so as to comply with Rule 2a-7, that generally (except in the case of the Ohio Municipal Money Market Fund) limits to 5% of total assets the amount that may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: certain money market funds may invest up to 25% of their total assets in the First-Tier Securities (as that term is defined by Rule 2a-7 (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category)) of a single issuer for a period of up to three days after the purchase of such a security. This exception is available to all Money Market Funds other than the Ohio Municipal Money Market Fund. Additionally, under Rule 2a-7 the Ohio Municipal Money Market Fund, as a single state money market fund, must limit the amount that it invests in the securities of any one issuer to 5% of its total assets only with respect to 75% of its total assets; provided, however, that no more than 5% of its total assets may be invested in the securities of any one issuer unless those securities are First-Tier Securities.

The Money Market Funds will purchase only First-Tier Securities. However, a Money Market Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7) the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Money Market Fund to take such action as it determines is in the best interests of the Money Market Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Money Market Funds may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, any unrealized appreciation or depreciation of the portfolio affects neither the amount of daily income nor the NAV.

In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds computed by dividing the annualized daily income on a Money Market Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Money Market Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Fixed Income Funds.

Investment securities held by the Fixed Income Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity and Specialty Funds.

Each equity security held by a Fund is valued at the last sale price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid quotation on that day. Each security traded in the over-the-counter market (but not including securities reported on the Nasdaq National Market(R) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security reported on the Nasdaq National Market System is valued at the sale price on the valuation date or absent a last sale price,  at the last  available bid quotation on that day.  Convertible debt securities are valued in the same manner as any equity security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be
determined   without  exclusive  reliance  on  quoted  prices  and  may  reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except foe convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE.

Money Market Funds.

Performance for a class of shares of a Money Market Fund depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates on money market instruments; changes in Fund (class) expenses; and the relative amount of Fund (class) cash flow. From time to time the Money Market Funds may advertise the performance of each class compared to similar funds or portfolios using certain indices, reporting services and financial publications.

Yield. The Money Market Funds calculate the yield for a class daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

      o determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

      o dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

      o     multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with the Money Market Funds, the yield for a class will be reduced for those shareholders paying those fees. The seven-day yields of the Money Market Funds for the seven-day period ended October 31, 2002 are listed in the following table.


- --------------------------------------------- ------------ -------------------------------------------- -----------
Federal Money Market: Investor                    1.58%   Institutional Money Market: Investor            1.58%
- --------------------------------------------- ------------ -------------------------------------------- -----------
Federal Money Market: Select                      1.34%   Institutional Money Market: Select              1.35%
- --------------------------------------------- ------------ -------------------------------------------- -----------
Financial Reserves                                1.28%   Ohio Municipal Money Market                     0.94%
- --------------------------------------------- ------------ -------------------------------------------- -----------
Gradison Government Reserves: Select              1.13%   Prime Obligations                               1.12%
- --------------------------------------------- ------------ -------------------------------------------- -----------
Gradison Government Reserves: Trust               1.39%   Tax-Free Money Market                           1.12%
- --------------------------------------------- ------------ -------------------------------------------- -----------

Effective Yield. The Money Market Funds' effective yields are computed by compounding the unannualized base period return by:

         o        adding 1 to the base period return;
         o        raising the sum to the 365/7th power; and
         o        subtracting 1 from the result.

The effective yields of Money Market Funds for the seven-day period ended October 31, 2002 are listed below.

- --------------------------------------------- ------------- ------------------------------------------ -------------
Federal Money Market: Investor                     1.59%   Institutional Money Market: Investor            1.60%
- --------------------------------------------- ------------- ------------------------------------------ -------------
Federal Money Market: Select                       1.34%   Institutional Money Market: Select              1.36%
- --------------------------------------------- ------------- ------------------------------------------ -------------
Financial Reserves                                 1.29%   Ohio Municipal Money Market                     0.95%
- --------------------------------------------- ------------- ------------------------------------------ -------------
Gradison Government Reserves: Select               1.14%   Prime Obligations                               1.13%
- --------------------------------------------- ------------- ------------------------------------------ -------------
Gradison Government Reserves: Trust                1.40%   Tax-Free Money Market                           1.13%
- --------------------------------------------- ------------- ------------------------------------------ -------------

Tax Equivalent Yield and Tax Equivalent Effective Yield. The Tax-Free Money Market and Ohio Municipal Money Market Funds also may advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of a Fund's yield that is tax-exempt by the difference between one and a stated income tax rate and adding the quotient to that portion, if any, of the yield of a Fund that is not tax-exempt. The tax equivalent effective yield for a Fund is computed by dividing that portion of the effective yield of the Fund that is tax-exempt by the difference between one and a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of a Fund that is not tax-exempt. Based on the maximum income tax rate in effect during the period, the seven-day tax equivalent yields and the seven-day tax equivalent effective yields for the period ended October 31, 2002 are listed below.


- ---------------------------------------- ------------------------------------- -------------------------------------
                 Fund                            Tax Equivalent Yield             Tax Equivalent Effective Yield
- ---------------------------------------- ------------------------------------- -------------------------------------
Ohio Municipal Money Market                             1.74%                                1.76%
- ---------------------------------------- ------------------------------------- -------------------------------------
Tax-Free Money Market                                   1.82%                                1.84%
- ---------------------------------------- ------------------------------------- -------------------------------------

The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax-Free Money Market and Ohio Municipal Money Market will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any) and any change in the NAV of a Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for a Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. When using total return and yield to compare a Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price. The total returns of the Money Market Funds for the one year, five year and ten year periods ended October 31, 2002 and the period since inception are as follows:

- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
                                                   Inception                                                  Since
                                                     Date         One-Year     Five-Year      Ten-Year     Inception
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
Federal Money Market: Investor                      3/23/88        1.72%         4.49%          4.30%         5.05%
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
Federal Money Market: Select                        3/23/98        1.48%           N/A            N/A        4.17%
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
Financial Reserves                                   4/4/83        1.39%         4.25%          4.31%         5.69%
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
Gradison Government Reserves: Select                4/26/76        1.21%         4.07%          4.08%         4.88%
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------



                                       55

- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
                                                   Inception                                                  Since
                                                     Date         One-Year     Five-Year      Ten-Year      Inception
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
Gradison Government Reserves: Trust                10/15/01        1.48%           N/A            N/A        1.52%
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
Institutional Money Market: Investor                1/10/83        1.75%         4.64%          4.63%         6.08%
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
Institutional Money Market: Select                   6/5/95        1.51%         4.36%            N/A        4.50%
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
Ohio Municipal Money Market                          7/3/85        0.78%         2.40%          2.58%         3.36%
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
Prime Obligations                                  11/18/86        1.27%         4.14%          4.22%         5.15%
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------
Tax-Free Money Market                               8/24/88        0.92%         2.47%          2.61%         3.23%
- ------------------------------------------------ -------------- ------------- ------------- -------------- -------------


In addition to average annual total returns, the Money Market Funds, on behalf of a class, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. The cumulative total returns of the Money Market Funds for the five year and ten year periods ended October 31, 2002 and the period since inception are as follows:


- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
                                                    Inception Date     Five-Year        Ten-Year      Since Inception
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
Federal Money Market: Investor                           3/23/88         24.54%           52.37%           105.37%
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
Federal Money Market: Select                             3/23/98           N/A              N/A             20.73%
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
Financial Reserves                                        4/4/83         23.15%           52.54%           195.62%
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
Gradison Government Reserves: Select                     4/26/76         22.06%           49.13%           102.68%
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
Gradison Government Reserves: Trust                     10/15/01           N/A              N/A              1.59%
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
Institutional Money Market: Investor                     1/10/83         25.44%           57.22%           222.16%
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
Institutional Money Market: Select                        6/5/95         23.77%            N/A             38.56%
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
Ohio Municipal Money Market                               7/3/85         12.58%           28.99%            77.16%
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
Prime Obligations                                       11/18/86         22.49%           51.24%           122.77%
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------
Tax-Free Money Market                                    8/24/88         12.97%           29.39%            56.89%
- --------------------------------------------------- ---------------- --------------- ---------------- -----------------

Equity, Specialty and Fixed Income Funds (the "Non-Money Market Funds").

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at NAV" of an investment in each class of Non-Money Market Fund shares may be advertised. The Trust does not calculate any yield or distribution return information for the International Fund. An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Non-Money Market Fund's performance. A Non-Money Market Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of a Non-Money Market Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Non-Money Market Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Non-Money Market Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Class A shares of the Non-Money Market Funds are affected by portfolio quality, portfolio maturity, the type of investments the Non-Money Market Fund holds and operating expenses.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Non-Money Market Funds for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)6 - 1]
                                          -----
                                           cd

 The symbols above represent the following factors:

         a =      dividends and interest earned during the 30-day period.
         b =      expenses   accrued   for  the  period   (net  of  any  expense
                  reimbursements).
         c =      the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d =      the  maximum  offering  price  per share of the class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from a Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares of a Fund is subject to different expenses, it is likely that the standardized yields of the share classes of the Funds will differ. The yields on the Funds for the 30-day period ended October 31, 2002 were as follows:


     --------------------------------------- ------------- ------------------------------------- ----------------
     Balanced: A                                2.27%     National Muni Bond: A                       2.41%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Balanced: R                                2.02%     New York Municipal Bond : A                 3.53%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Convertible: A                             3.08%     Ohio Municipal Bond: A                      2.55%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Diversified Stock: A                       0.89%     Real Estate Fund: A                         5.50%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Diversified Stock: C                       0.18%     Real Estate Fund:   C                       5.12%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Diversified Stock: R                       0.26%     Real Estate Fund: R                         5.51%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Established Value: A                       0.78%     Small Co. Opportunity: A                    0.58%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Established Value: R                       0.44%     Small Co. Opportunity: R                    0.14%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Fund for Income: A                         4.49%     Special Value: A                            0.31%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Fund for Income: C                         3.89%     Special Value: R                            0.02%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Fund for Income: R                         4.49%     Stock Index: A                              0.99%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Growth: A                                  0.17%     Stock Index: R                              0.98%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Growth: R                                 -0.04%     Value: A                                    1.08%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Intermediate Income: A                     3.71%     Value: R                                    0.89%
     --------------------------------------- ------------- ------------------------------------- ----------------
     Intermediate Income: C                      3.50%
     --------------------------------------- ------------- ------------------------------------- ----------------

Dividend Yield and Distribution Returns. From time to time a Non-Money Market Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends of a class of shares derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The "dividend yield" is calculated as follows:

Dividend Yield of the Class     =    Dividends of the Class for a Period of
                                     One-Year Max.
                                     ----------------------------------------
                                     Offering Price of the Class (last day of period)

For Class A shares, the maximum offering price includes the maximum front-end sales charge.

From time to time similar yield or distribution return calculations may also be made using the Class A NAV (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares at maximum offering price and NAV, and distribution returns on Class A shares at maximum offering price and NAV for the fiscal year ended October 31, 2002 were as follows:


- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
                                                                                 Distribution
                                              Dividend Yield                     Return at
                                              at Maximum       Dividend Yield    Maximum          Distribution
                                              Offering Price   at NAV            Offering Price   Return at NAV
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Balanced                                            2.52%             2.67%            8.66%              9.19%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Convertible                                         3.23%             3.30%            3.23%              3.30%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Diversified Stock                                   0.31%             0.33%            3.82%              4.05%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Established Value                                   0.74%             0.79%           25.62%             27.18%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Fund for Income                                     5.53%             5.65%            5.53%              5.65%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Growth                                              0.07%             0.07%            0.58%              0.62%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Intermediate Income                                 4.66%             4.76%            4.66%              4.76%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
National Municipal Bond                             2.60%             2.65%            6.85%              6.99%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
New York Municipal Bond                             3.83%             3.91%            4.05%              4.13%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Ohio Municipal Bond                                 3.28%             3.35%            5.15%              5.26%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Real Estate                                         3.20%             3.40%            3.20%              3.40%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Small Company Opportunity                           0.03%             0.03%            9.23%              9.79%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Special Value                                       0.16%             0.17%           11.75%             12.46%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Stock Index                                         0.99%             1.05%           11.71%             12.42%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------
Value                                                0.92%             0.98%           13.15%             13.95%
- --------------------------------------------- ---------------- ----------------- ---------------- ------------------

The dividend yield and distribution returns on Class C shares for the period from March 1, 2002 to October 31, 2002 were as follows.

- ------------------------------- --------------------- ------------------------
                                   Dividend Yield      Distribution Returns
- ------------------------------- --------------------- ------------------------
Diversified Stock                          0.12%                    0.12%
- ------------------------------- --------------------- ------------------------
Fund for Income                            3.42%                    3.42%
- ------------------------------- --------------------- ------------------------
Real Estate                                1.86%                    1.86%
- ------------------------------- --------------------- ------------------------

The dividend yield and distribution returns on Class R shares for the fiscal year ended October 31, 2002 were as follows.

- ----------------------------------- --------------------- --------------------
                                       Dividend Yield      Distribution Returns
- ----------------------------------- --------------------- --------------------
Balanced                                     2.26%                  8.76%
- ----------------------------------- ------------------- ----------------------
Diversified Stock                            0.02%                  3.77%
- ----------------------------------- ------------------- ----------------------
Established Value                            0.40%                 26.84%
- ----------------------------------- ------------------- ----------------------
Fund for Income                              5.56%                  5.56%
- ----------------------------------- ------------------- ----------------------
Growth                                       0.00%                  0.55%
- ----------------------------------- ------------------- ----------------------
Real Estate                                  3.12%                  3.12%
- ----------------------------------- ------------------- ----------------------
Small Company Opportunity                    0.00%                  9.86%
- ----------------------------------- ------------------- ----------------------
Special Value                                0.01%                 12.37%
- ----------------------------------- ------------------- ----------------------
Stock Index                                  0.80%                 12.17%
- ----------------------------------- ------------------- ----------------------
Value                                        0.67%                 13.66%
- ----------------------------------- ------------------- ----------------------

Tax Equivalent Yield. The Tax-Exempt Fixed Income Funds also may advertise a "tax equivalent yield." Tax equivalent yield will be computed by dividing that portion of a Fund's yield that is tax-exempt (assuming no deduction for state taxes paid) by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The 30-day tax equivalent yields for Class A shares of these Funds for the period ended October 31, 2002 are listed below.

- ---------------------------------------- ---------------------------------
Fund                                    Tax Equivalent Yield
- ---------------------------------------- ---------------------------------
National Municipal Bond                    3.93%
- ---------------------------------------- ---------------------------------
New York Municipal Bond                    6.47%
- ---------------------------------------- ---------------------------------
Ohio Municipal Bond                        4.73%
- ---------------------------------------- ---------------------------------

Total Returns -- General. The average annual total returns on Class A, C and R shares, both before and after taxes, for the period from the commencement of operations to October 31, 2002 (life of Fund) at maximum offering price are shown on the tables that follow. Cumulative total returns on Class A, C and R shares, before taxes, for the period from the commencement of operations to October 31, 2002 (life of Fund) at maximum offering price also are shown on the tables that follow. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The average annual total returns, both before and after taxes, for the one, five and ten year periods (when applicable) ended October 31, 2002, also are shown on these tables.

Total Returns Before Taxes. The "average annual total return before taxes" of a Fund, or of each class of a Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:


             (ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return Before Taxes
                  --------
                      P


- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
                                                       Average
                                                     Annual Total    Cumulative                         Five-Year       Ten-Year
                                         Maximum      Return for     Total Return      One-Year          Average         Average
                            Inception     Sales       the Life of    for the Life    Average Annual    Annual Total   Annual Total
      Fund -- Class           Date        Charge       the Fund      of the Fund      Total Return        Return         Return
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Balanced-- A                12/10/93    5.75%              6.94%          81.60%           -13.32%           2.05%            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Balanced-- R                12/15/99    None              -3.33%          -9.29%            -8.40%             N/A            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Convertible-- A              4/14/88    2.00%              8.68%         235.73%           -10.55%           1.40%          7.72%
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Diversified Stock-- A       10/20/89    5.75%             10.90%         284.86%           -21.56%           3.01%         11.06%
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Diversified Stock-- C         3/1/02    None *           -24.52%         -24.52%               N/A             N/A            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Diversified Stock-- R        3/26/99    None              -3.15%         -10.90%           -17.30%             N/A            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Established Value-- A        5/5/00    5.75%             -4.06%          -9.80%            -6.06%             N/A            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ----------
Established Value-- R        8/16/83    None              11.65%         730.45%            -0.67%           2.98%         10.27%
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Fund for Income-- A          3/26/99    2.00%              6.32%          24.67%             3.81%             N/A            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Fund for Income-- C           3/1/02    None *             4.17%           4.17%               N/A             N/A            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Fund for Income-- R          9/16/87    None               7.82%         212.37%             5.80%           6.73%          6.57%
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Growth-- A                   12/3/93    5.75%              7.76%          94.55%           -21.19%          -0.73%            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Growth-- R                  12/15/99    None             -15.93%         -39.32%           -16.77%             N/A            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Intermediate Inc.-- A       12/10/93    2.00%              5.62%          62.58%             2.50%           6.01%            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
International-- A            5/18/90    5.75%              0.89%          11.70%           -22.17%          -6.54%          1.51%
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
International-- R            3/26/99    None             -11.00%         -34.26%           -17.67%             N/A            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Nat'l Muni Bond-- A           2/3/94    2.00%              5.99%         66..27%             2.99%           5.97%            N/A
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
NY Muni Bond -- A            2/11/91    2.00%              5.98%          97.46%             3.67%           4.74%          5.56%
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------
Ohio Muni Bond-- A           5/18/90    2.00%              6.79%         126.77%             2.66%           5.29%          6.42%
- -------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- -----------


                                       59


-------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
                                                       Average
                                                     Annual Total    Cumulative                         Five-Year       Ten-Year
                                         Maximum      Return for     Total Return      One-Year          Average         Average
                            Inception     Sales       the Life of    for the Life    Average Annual    Annual Total   Annual Total
      Fund -- Class           Date        Charge       the Fund      of the Fund      Total Return        Return         Return
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Real Estate-- A              4/30/97    5.75%              6.14%          38.83%            -4.46%           2.54%            N/A
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Real Estate-- C               3/1/02    None *            -6.32%          -6.32%               N/A             N/A            N/A
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Real Estate-- R             12/15/99    None              13.27%          43.16%             1.11%             N/A            N/A
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Small Co. Opp'ty-- A         3/26/99    5.75%              3.51%          13.24%            -5.48%             N/A            N/A
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Small Co. Opp'ty-- R         8/16/83    None               8.80%         405.61%            -0.21%           0.07%          8.58%
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Special Value-- A            12/3/93    5.75%              8.02%          98.83%            -7.22%           0.74%            N/A
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Special Value-- R           12/21/99    None               6.85%          20.88%            -1.90%             N/A            N/A
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Stock Index-- A              12/3/93    5.75%              8.00%          98.50%           -20.58%          -1.20%            N/A
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Stock Index-- R              7/2/99    None             -12.35%         -35.55%           -15.88%             N/A            N/A
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Value-- A                    12/3/93    5.75%              8.48%         106.56%           -21.98%           0.62%            N/A
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------
Value-- R                   12/15/99    None              -9.43%         -24.81%           -17.50%             N/A            N/A
--------------------------- ------------ ------------ --------------- --------------- ----------------- --------------- ------------

________________________
*     Class C Shares include a 1.00% contingent deferred sales charge ("CDSC").

Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVD"), according to the following formula:

    (ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

- -----------------------------------------------------------------------------------------------------------------------------
                                                           Average
                                                         Annual Total                          Five-Year        Ten-Year
                                           Maximum        Return for         One-Year           Average          Average
                            Inception       Sales         the Life of      Average Annual     Annual Total     Annual Total
      Fund -- Class           Date          Charge         the Fund         Total Return         Return          Return
- -----------------------------------------------------------------------------------------------------------------------------
Balanced-- A                   12/10/93        5.75%           4.86%           -15.07%             -0.21%            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Balanced-- R                   12/15/99         None          -4.94%           -10.12%                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Convertible-- A                4/14/88         2.00%           5.68%           -11.59%             -1.68%          4.54%
- -----------------------------------------------------------------------------------------------------------------------------
Diversified Stock-- A          10/20/89        5.75%           7.92%           -22.09%             -0.24%          7.50%
- -----------------------------------------------------------------------------------------------------------------------------
Diversified Stock-- C          3/1/02         None *         -24.55%               N/A                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Diversified Stock-- R          3/26/99          None          -5.23%           -17.76%                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Established Value-- A          5/5/00          5.75%          -6.57%           -10.05%                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Established Value-- R          8/16/83          None           9.53%            -4.77%              0.45%          7.92%
- -----------------------------------------------------------------------------------------------------------------------------
Fund for Income-- A            3/26/99         2.00%           3.82%             1.54%                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Fund for Income-- C            3/1/02         None *           2.77%               N/A                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Fund for Income-- R            9/16/87          None           5.20%             3.52%              4.23%          4.00%
- -----------------------------------------------------------------------------------------------------------------------------
Growth-- A                     12/3/93         5.75%           6.69%           -21.27%             -1.76%            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Growth-- R                     12/15/99         None          -16.28           -16.84%                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Intermediate Inc.-- A          12/10/93        2.00%           3.27%             0.59%              3.75%            N/A
- -----------------------------------------------------------------------------------------------------------------------------
International-- A              5/18/90         5.75%          -0.04%           -22.17%             -7.83%          0.56%
- -----------------------------------------------------------------------------------------------------------------------------
International-- R              3/26/99          None         -12.20%           -17.67%                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Nat'l Muni Bond-- A            2/3/94          2.00%           5.58%             1.30%              5.28%            N/A
- -----------------------------------------------------------------------------------------------------------------------------
NY Muni Bond-- A               2/11/91         2.00%           5.96%             3.62%              4.72%          5.54%
- -----------------------------------------------------------------------------------------------------------------------------
Ohio Muni Bond-- A             5/18/90         2.00%           6.61%             2.12%              5.00%          6.19%
- -----------------------------------------------------------------------------------------------------------------------------
Real Estate-- A                4/30/97         5.75%           4.56%            -5.60%              0.98%            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Real Estate-- C                3/1/02         None *          -6.92%               N/A                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Real Estate-- R                12/15/99         None          11.74%             0.00%                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty-- A           3/26/99         5.75%           2.69%            -7.13%                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty-- R           8/16/83          None           7.50%            -1.95%             -1.16%          7.06%
- -----------------------------------------------------------------------------------------------------------------------------
Special Value-- A              12/3/93         5.75%           6.14%            -9.19%             -1.43%            N/A
- -----------------------------------------------------------------------------------------------------------------------------



                                       60

- -----------------------------------------------------------------------------------------------------------------------------
                                                           Average
                                                         Annual Total                          Five-Year        Ten-Year
                                           Maximum        Return for         One-Year           Average          Average
                            Inception       Sales         the Life of      Average Annual     Annual Total     Annual Total
      Fund -- Class           Date          Charge         the Fund         Total Return         Return          Return
- -----------------------------------------------------------------------------------------------------------------------------
Special Value-- R              12/21/99         None           4.61%            -3.93%                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Stock Index-- A                12/3/93         5.75%           6.47%           -22.14%             -2.84%            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Stock Index-- R                7/2/99           None         -13.36%           -17.47%                N/A            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Value-- A                      12/3/93         5.75%           6.25%           -23.65%             -1.98%            N/A
- -----------------------------------------------------------------------------------------------------------------------------
Value-- R                      12/15/99         None         -11.08%           -19.18%                N/A            N/A

- -----------------------------------------------------------------------------------------------------------------------------

___________________________
*        Class C Shares include a 1.00% CDSC.


Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of a Fund, or of each class of a Fund, is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

(ATVDR/P)1/n-1  = Average Annual Total Return After Taxes on  Distributions  and
                  Redemptions

The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

      ATVDR - P = Total Return After Taxes on Distributions and Redemptions
           ------
              P


- -----------------------------------------------------------------------------------------------------------------------------
                                                           Average
                                                         Annual Total                          Five-Year        Ten-Year
                                           Maximum        Return for         One-Year           Average          Average
                            Inception       Sales         the Life of      Average Annual     Annual Total     Annual Total
      Fund -- Class           Date          Charge         the Fund         Total Return         Return          Return
- -----------------------------------------------------------------------------------------------------------------------------
Balanced-- A                   12/10/93       5.75%            5.10%            -7.11%            1.26%               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Balanced-- R                   12/15/99        None           -2.87%            -4.03%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Convertible-- A                4/14/88        2.00%            5.83%            -6.44%           -0.14%             4.88%
- ------------------------------------------------------------------------------------------------------------------------------
Diversified Stock-- A          10/20/89       5.75%            8.24%           -12.63%            2.06%             8.10%
- ------------------------------------------------------------------------------------------------------------------------------
Diversified Stock-- C          3/1/02       None *           -15.05%               N/A              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Diversified Stock-- R          3/26/99         None           -2.45%            -9.97%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Established Value-- A          5/5/00        5.75%           -3.27%             0.09%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Established Value-- R          8/16/83         None            9.41%             3.64%            2.16%             8.09%
- ------------------------------------------------------------------------------------------------------------------------------
Fund for Income-- A            3/26/99        2.00%            3.78%             2.27%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Fund for Income-- C            3/1/02       None *             2.54%               N/A              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Fund for Income-- R            9/16/87         None            5.12%             3.50%            4.13%             3.96%
- ------------------------------------------------------------------------------------------------------------------------------
Growth-- A                     12/3/93        5.75%            6.45%           -12.91%           -0.32%               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Growth-- R                     12/15/99        None          -12.14%           -10.20%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Intermediate Inc.-- A          12/10/93       2.00%            3.28%             1.48%            3.66%               N/A
- ------------------------------------------------------------------------------------------------------------------------------
International-- A              5/18/90        5.75%            0.84%           -13.61%           -4.57%             1.47%
- ------------------------------------------------------------------------------------------------------------------------------
International-- R              3/26/99         None           -7.93%           -10.85%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Nat'l Muni Bond-- A            2/3/94         2.00%            5.41%             2.80%            5.17%               N/A
- ------------------------------------------------------------------------------------------------------------------------------
NY Muni Bond-- A               2/11/91        2.00%            5.89%             3.82%            4.71%             5.51%
- ------------------------------------------------------------------------------------------------------------------------------
Ohio Muni Bond-- A             5/18/90        2.00%            6.41%             3.12%            4.94%             6.00%
- ------------------------------------------------------------------------------------------------------------------------------
Real Estate-- A                4/30/97        5.75%            4.17%            -2.69%            1.23%               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Real Estate-- C                3/1/02       None *            -3.84%               N/A              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Real Estate-- R                12/15/99        None           10.05%             0.73%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty-- A           3/26/99        5.75%            2.87%            -1.77%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty-- R           8/16/83         None            7.18%             1.58%            0.02%             6.80%
- ------------------------------------------------------------------------------------------------------------------------------



                                       61


- -----------------------------------------------------------------------------------------------------------------------------
                                                           Average
                                                         Annual Total                          Five-Year        Ten-Year
                                           Maximum        Return for         One-Year           Average          Average
                            Inception       Sales         the Life of      Average Annual     Annual Total     Annual Total
      Fund -- Class           Date          Charge         the Fund         Total Return         Return          Return
- -----------------------------------------------------------------------------------------------------------------------------
Special Value-- A              12/3/93        5.75%            6.18%            -2.45%            0.23%               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Special Value-- R              12/21/99        None            5.39%             0.94%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Stock Index-- A                12/3/93        5.75%            6.42%           -10.86%           -0.89%               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Stock Index-- R                7/2/99          None           -9.40%            -7.87%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Value-- A                      12/3/93        5.75%            7.02%           -11.52%            0.89%               N/A
- ------------------------------------------------------------------------------------------------------------------------------
Value-- R                      12/15/99        None           -6.93%            -8.66%              N/A               N/A
- ------------------------------------------------------------------------------------------------------------------------------

___________________________
*        Class C Shares include a 1.00% CDSC.

From time to time the Non-Money Market Funds also may quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end sales charges or CDSCs) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total return and cumulative total return on Class A shares of the Funds, at NAV for the period from the commencement of operations to October 31, 2002 (life of Fund) are shown in the following table.


- -------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------------
                           Average Annual    Cumulative                                Average Annual   Cumulative Total
                           Total Return at   Total Return                              Total Return
                           NAV               at NAV                                    at NAV           Return at NAV
- -------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------------
Balanced                          7.66%             92.67%   Nat'l Muni Bond             6.23%                   69.60%
- -------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------------
Convertible                       8.83%            242.45%   NY Municipal Bond           6.16%                  101.41%
- -------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------------
Diversified Stock                11.40%            308.34%   Ohio Muni Bond              6.96%                  131.30%
- -------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------------
Established Value                -1.75%             -4.30%   Real Estate                 7.29%                   47.30%
- -------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------------
Fund for Income                   6.92%             27.23%   Small Co. Opp'ty            5.22%                   20.12%
- -------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------------
Growth                            8.47%            106.42%   Special Value               8.74%                  110.96%
- -------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------------
Intermediate Income               5.85%             65.83%   Stock Index                 8.72%                  110.61%
- -------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------------
International                     1.37%             18.52%   Value                       9.21%                  119.16%
- -------------------------- ----------------- ---------------- ------------------------ ---------------- -----------------------


Other Performance Comparisons.

From time to time a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Smith Barney World Government Bond Index, the Russell Mid-Cap Index, the S&P 500 Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers
Mortgage-Backed Securities Index, the Lehman GNMA Index, the J.P. Morgan Government Bond

Index and the Morgan Stanley All Country World Index Free ex US. Other indices may be used from time to time. The Consumer Price Index generally is considered to be a measure of inflation. The Salomon Smith Barney World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stock of small- to mid-sized companies. The Russell Midcap Index is a broad-based index comprised of 800 companies of medium capitalization. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Mortgage-Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed-rate mortgage bonds. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The Morgan Stanley All Country World Index is a widely recognized, unmanaged index of common stock prices with country weightings of international companies. The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund may also include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling the Funds at 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, Lehman Brothers, Merrill Lynch and Salomon Smith Barney and in publications issued by Lipper and in the following publications: iMoneyNet Money Fund Report, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money, Forbes, Barron's,

The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates and U.S.A. Today. In addition to yield information, general information about a Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

In addition, advertisements and sales literature may refer to the National Association of Insurance Commissioners approved list of direct obligations/full faith and credit exempt money market funds (the "NAIC List"). The Institutional Money Market and Federal Money Market Funds are on the NAIC List. Inclusion on the NAIC List reflects a Funds' ability to maintain at all times: (1) a rating of "Am" or better from S&P or a rating of "A" or better from Moody's or an equivalent or better rating from another NRSRO; (2) a constant NAV of $1.00 and the payment of redemption proceeds in no more than seven days; and (3) investments of at least 95% of its total assets in U.S. government securities, shorts term debt instruments, class 1 bonds and collateralized repurchase agreements comprised of such obligations.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under "Determining Net Asset Value ("NAV") And Valuing Portfolio Securities" is subject to change. When the NYSE is closed (and in the case of the Money Market Funds, when the Federal Reserve Bank of Cleveland is closed), or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Funds reserve the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund, other than the Money Market Funds, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at each Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Purchasing Shares.

Alternative Sales Arrangements -- Class A, C and R Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals will offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Trust at the time of such sales. Payments with respect to Class C shares will equal 1% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under "Advisory and Other Contracts -- Class C and Class R Shares Rule 12b-1 Plan." There is no conversion feature applicable to Class C shares. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial or deferred sales charges are imposed on Class R shares. Except for the Stock Index Fund, which does not pay any Rule 12b-1 fees, Class R shares are subject to the Rule 12b-1 fees described in this SAI under "Advisory and Other Contracts -- Class C and Class R Share Rule 12b-1 Plan." There is no conversion feature applicable to Class R shares. Distributions paid to holders of a Fund's Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund's total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Balanced, Diversified Stock, Established Value, Growth, International, Real Estate, Small Company Opportunity, Special Value, Stock Index and Value Funds.

-------------------------------------------------------------------------------
                           Initial Sales Charge:     Concession to Dealers:
   Amount of Purchase       % of Offering Price        % of Offering Price
-------------------------------------------------------------------------------
   Up to $49,999                    5.75%                       5.00%
-------------------------------------------------------------------------------
   $50,000 to $99,999               4.50%                       4.00%
-------------------------------------------------------------------------------
   $100,000 to $249,999             3.50%                       3.00%
-------------------------------------------------------------------------------
   $250,000 to $499,999             2.50%                       2.00%
-------------------------------------------------------------------------------
   $500,000 to $999,999             2.00%                       1.75%
-------------------------------------------------------------------------------
   $1,000,000 and above*            0.00%                          **
-------------------------------------------------------------------------------

The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Convertible, Fund for Income, Intermediate Income, National Municipal Bond, New York Municipal Bond and Ohio Municipal Bond Funds.

-------------------------------------------------------------------------------
                           Initial Sales Charge:     Concession to Dealers:
   Amount of Purchase       % of Offering Price        % of Offering Price
-------------------------------------------------------------------------------
   Up to $49,999                    2.00%                       1.50%
-------------------------------------------------------------------------------
   $50,000 to $99,999               1.75%                       1.25%
-------------------------------------------------------------------------------
   $100,000 to $249,999             1.50%                       1.00%
-------------------------------------------------------------------------------
   $250,000 to $499,999             1.25%                       0.75%
-------------------------------------------------------------------------------
   $500,000 to $999,999             1.00%                       0.50%
-------------------------------------------------------------------------------
   $1,000,000 and above*            0.00%                          **
-------------------------------------------------------------------------------

* There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a shareholder service fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

** Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the purchase price on amounts up to $2,999,999; 0.50% on amounts from $3 million to $4,999,999; and 0.25% on amounts of $5 million or more. In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the amount invested to Investment Professionals for providing services to shareholders.

      A CDSC of up to 1% may be imposed on any such shares redeemed within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

The Money Market Funds and Class R shares of the Funds do not impose initial or deferred sales charges on their shares. Class C shares impose a 1.00% deferred sales charge on shares redeemed within 12 months of being purchased.

Reduced Sales Charge. Reduced sales charges are available for purchases of $50,000 or more of Class A shares of a Fund alone or in combination with purchases of other Class A shares of the Trust (except Funds that do not impose a sales charge). To obtain the reduction of the sales charge, you or your Investment Professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. An "Investment Professional" is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides investment information.

In addition to investing at one time in any combination of Class A shares of the Trust in an amount entitling you to a reduced sales charge, you may qualify for a reduction in, or the elimination of, the sales charge under the following programs:

o Retirement Plans. Qualified retirement plans with plan assets greater than $5,000,000 and IRA Rollovers from retirement plans with assets invested in Class A shares of the Victory Funds are eligible to buy Class A shares without an initial sales charge. (Retirement plans with assets invested in one or more Victory Funds prior to December 31, 2002 that were eligible to buy Class A shares without an initial sales charge based on the eligibility requirements then in effect may continue to buy Class A shares without an initial sales charge.)

      Investment Professionals may receive payment on purchases of Class A shares that are sold at NAV to qualified retirement plans as follows:
      0.75% of the purchase price on amounts up to $2,999,999; 0.50% on amounts from $3 million to $4,999,999; and 0.25% on amounts of $5 million or more. In addition, in connection with such purchases, the Distributor may advance Shareholder Servicing Fees of 0.25% of the amount invested to Investment Professionals for providing services to shareholders.

      A CDSC of up to 1% may be imposed if the qualified retirement plan redeems 90% or more of its cumulative purchases of Class A shares within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

o Employees of KeyCorp and its Affiliates may purchase Class A shares of the Funds at NAV without paying a sales load.

o Combined Purchases. When you invest in Class A shares of the Trust, excluding Funds that do not impose a sales charge, for several accounts at the same time, you may combine these investments into a single transaction if the total is $50,000 or more in order to pay the lower sales loads applicable to these amounts. The following may qualify for this privilege: an individual, or "company" as defined in Section 2(a)(8) of the 1940 Act; an individual, spouse (including life partner) and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or single fiduciary account or for a single or a parent-subsidiary group of "employee benefit plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations under Section 501(c)(3) of the Code.

o Rights of Accumulation permit reduced sales charges on future purchases of Class A shares after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day's NAV , to the amount of your new purchase, valued at the current offering price .

o Letter of Intent. If you anticipate purchasing $50,000 or more of shares of one Fund, or in combination with Class A shares of certain other Funds (excluding Funds that do not impose a sales charge), within a 13-month period, you may obtain shares of the portfolios at the same reduced sales charge as though the total quantity were invested in one lump sum, by filing a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase toward a $60,000 Letter would receive the same reduced sales charge as if the $60,000 had been invested at one time. To ensure that the reduced price will be received on future purchases, you or your Investment Professional must inform the transfer agent that the Letter is in effect each time shares are purchased. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter.

      You are not obligated to complete the additional purchases contemplated by a Letter. If you do not complete your purchase under the Letter within the 13-month period, your sales charge will be adjusted upward, corresponding to the amount actually purchased and, if after written notice, you do not pay the increased sales charge, sufficient escrowed shares will be redeemed to pay such charge.

      If you purchase more than the amount specified in the Letter and qualify for a further sales charge reduction, the sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional shares at the then current offering price applicable to the total purchase.

Specimen Price-Make-Up.

Each Money Market Fund is sold and redeemed at an NAV of $1.00, without any initial sales charges or CDSCs. Class A shares of the Equity Funds and the Balanced and Real Estate Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds and the Convertible Fund are sold with a maximum initial sales charge of 2.00%.* Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of each Non-Money Market Fund, using the Fund's relevant NAV as of October 31, 2002. The Balanced, Growth, Small Company Opportunity, Special Value and Value Funds began offering Class C shares after October 31, 2002 and are therefore not reflected in the Class C table, below.

Class A Shares of the Equity Funds and the Balanced and Real Estate Funds.

-------------------------------------------------------------------------------
                             NAV and          Maximum sales
                         redemption price   charge (5.75% of   Maximum offering
Fund                     per Class A share    offering price)    price to public
-------------------------------------------------------------------------------
Balanced                       $10.48               $0.64            $11.12
-------------------------------------------------------------------------------
Diversified Stock               10.94                0.67             11.61
-------------------------------------------------------------------------------
Established Value               21.28                1.30             22.58
-------------------------------------------------------------------------------
Growth                          14.15                0.86             15.01
-------------------------------------------------------------------------------
International                    7.16                0.44              7.60
-------------------------------------------------------------------------------
Real Estate                     11.92                0.73             12.65
-------------------------------------------------------------------------------
Small Company                   20.99                1.28             22.27
Opportunity
-------------------------------------------------------------------------------
Special Value                   11.44                0.70             12.14
-------------------------------------------------------------------------------
Stock Index                     13.12                0.80             13.92
-------------------------------------------------------------------------------
Value                            9.65                0.59             10.24
-------------------------------------------------------------------------------

Class A Shares of the Convertible and the Fixed Income Funds.

-------------------------------------------------------------------------------
                             NAV and          Maximum sales
                         redemption price   charge (2.00% of   Maximum offering
Fund                    per Class A share    offering price)    price to public
-------------------------------------------------------------------------------
Convertible                   $10.04               $0.20            $10.24
-------------------------------------------------------------------------------
Fund for Income                13.44                0.27             13.71
-------------------------------------------------------------------------------
Intermediate Income             9.98                0.20             10.18
-------------------------------------------------------------------------------
National Municipal Bond        10.96                0.22             11.18
-------------------------------------------------------------------------------
New York Municipal Bond        12.84                0.26             13.10
-------------------------------------------------------------------------------
Ohio Municipal Bond            12.06                0.25             12.31
-------------------------------------------------------------------------------

Class C Shares of Certain Funds.

- ----------------------------------------------------------
                           Class C NAV, offering price
                             and redemption price per
Fund                              Class C share
- ----------------------------------------------------------
  Diversified Stock                  $11.01
- ----------------------------------------------------------
  Real Estate                         12.03
- ----------------------------------------------------------

- ---------------------------
* A CDSC of 1.00% is imposed on certain redemptions of Class A shares, as described above.

- ----------------------------------------------------------
                           Class C NAV, offering price
                             and redemption price per
Fund                              Class C share
- ----------------------------------------------------------
  Fund for Income                     13.57
- ----------------------------------------------------------

Class R Shares of Certain Funds.

- ----------------------------------------------------------
                             Class R NAV, offering price
                               and redemption price per
Fund                                Class R share
- ----------------------------------------------------------
Balanced                              $10.49
- ----------------------------------------------------------
Diversified Stock                      10.86
- ----------------------------------------------------------
Established Value                      21.24
- ----------------------------------------------------------
Fund for Income                        13.44
- ----------------------------------------------------------
Growth                                 13.99
- ----------------------------------------------------------
International                           7.08
- ----------------------------------------------------------
Real Estate                            11.89
- ----------------------------------------------------------
Small Company Opportunity              20.77
- ----------------------------------------------------------
Special Value                          11.37
- ----------------------------------------------------------
Stock Index                            13.12
- ----------------------------------------------------------
Value                                   9.64
- ----------------------------------------------------------

Redeeming Shares.

      Contingent Deferred Sales Charge-- Class A and C Shares. No CDSC is imposed on:

      o the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (1) are no longer subject to the holding period for such shares, (2) resulted from reinvestment of distributions, or (3) were exchanged for shares of another Victory fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

      o redemptions following the death or post-purchase disability of (1) a registered shareholder on an account; or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

      o certain distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from (1) required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually; (2) tax free returns of excess contributions or returns of excess deferral amounts; (3) distributions on the death or disability of the account holder;(4) distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or (5) distributions as a result of separation of service;

      o     distributions   resulting  as  a  result  of  a  Qualified  Domestic
            Relations Order or Domestic Relations Order required by a court settlement;

      o redemptions of shares by the investor where the investor's dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;

      o amounts from a Systematic Withdrawal Plan (including Dividends), of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

      o Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

DIVIDENDS AND DISTRIBUTIONS.

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Fund declares and pays capital gains dividends annually. The Money Market Funds declare dividends daily and pay them monthly. Each of the Balanced Fund and the Fixed Income Funds declares and pays dividends monthly. Each of the Equity Funds and the Convertible and Real Estate Funds declares and pays dividends quarterly.

The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES.

Information set forth in the Prospectuses that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As explained below, however, such carryforwards are subject to limitations on availability Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for November 2002 is 4.31%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below. The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of October 31, 2002.

-------------------------------------------------------------------------------
                            Approximate Capital Loss
          Fund                    Carryforward           Year of Expiration
-------------------------------------------------------------------------------
  Tax-Free Money Market             $    4,000                      2006
                                        27,000                      2007
                                        71,000                      2008
                                         3,000                      2009
-------------------------------------------------------------------------------
Ohio Municipal Money                     5,000                      2007
Market
-------------------------------------------------------------------------------
Federal Money Market                     6,000                      2010
-------------------------------------------------------------------------------
Intermediate Income                  3,242,000                      2008
                                     1,297,000                      2010
-------------------------------------------------------------------------------
Fund for Income                        864,000                      2003
                                        62,000                      2004
                                       606,000                      2007
                                     3,017,000                      2008
                                       691,000                      2009
                                     1,886,000                      2010
-------------------------------------------------------------------------------
New York Municipal Bond                 61,000                      2010
-------------------------------------------------------------------------------
Real Estate                            517,000                      2007
                                       360,000                      2008
-------------------------------------------------------------------------------
Small Company Opportunity              832,000                      2006
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            Approximate Capital Loss
          Fund                    Carryforward           Year of Expiration
-------------------------------------------------------------------------------
Convertible Fund                       237,000                      2009
                                     6,782,000                      2010
-------------------------------------------------------------------------------
International Fund                  22,643,000                      2009
                                    14,129,000                      2010
-------------------------------------------------------------------------------
Value                               38,413,000                      2010
-------------------------------------------------------------------------------
Diversified Stock                  140,229,000                      2010
-------------------------------------------------------------------------------
Growth                              50,893,000                      2010
-------------------------------------------------------------------------------
Stock Index                         65,940,000                      2010
-------------------------------------------------------------------------------
Special Value                        2,609,000                      2010
-------------------------------------------------------------------------------
Balanced                            16,724,000                      2010
-------------------------------------------------------------------------------
Fund for Income, as the                109,000                      2004
successor to the
Government Mortgage Fund
                                     2,523,000                      2006
                                     2,276,000                      2007
-------------------------------------------------------------------------------
Intermediate Income, as                  6,000                      2003
the successor to the
Investment Quality Bond
Fund
                                     6,428,000                      2006
                                     4,270,000                      2007
-------------------------------------------------------------------------------


In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds' shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Under proposed Treasury Regulations, solely for purposes of Code Sections 1291--

1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds' share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items). With respect to the International Fund, only an insignificant portion of the Fund will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by that Fund would not qualify for the DRD for corporate shareholders.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Each of the New York Municipal Bond , National Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market and Tax-Free Money Market Funds (the
"Tax-Exempt Funds") intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Tax-Exempt Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from a Tax-Exempt Fund will constitute exempt-interest dividends to the extent of such Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Tax-Exempt Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Tax-Exempt Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a DRD) in determining their adjusted current earnings. Each Tax-Exempt Fixed Income Fund may invest up to 20% of its total assets in tax preference items.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Tax-Exempt Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of a
Tax-Exempt Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Tax-Exempt Fund will likely be subject to tax on dividends paid by the Tax-Exempt Fund that are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own advisers as to such consequences.

Investment income that the International Fund receives from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect, but is not required, to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder that does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares.

The Money Market Funds seek to maintain a stable NAV of $1.00 per share; however, there can be no assurance that the Money Market Funds will do this. If the NAV of a Money Market Fund varies from $1.00 per share and, for all the Funds other than the Money Market Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is
"effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder in the International Fund may be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

TRUSTEES AND OFFICERS.

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 23 portfolios in the Trust and three portfolios in The Victory Variable Insurance Funds, a registered investment company that, together with the Trust, comprise the Victory Family of Funds. Although Frank A. Weil is an Independent Trustee of The Victory Variable Insurance Funds, he is not an Independent Trustee of the Trust. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.


Independent Trustees.

                                                                                                                Other
                            Position Held    Date Commenced     Principal Occupation                      Directorships Held in
Name and Age                with the Trust     Service          During Past 5 Years                       Public Companies
- ---------------------       --------------   --------------     -------------------                       ---------------------
Nigel D. T. Andrews, 55      Trustee         August 2002        Retired (since 2001); Managing Director    Great Lakes Chemical
                                                                (2000-2001), Internet Capital Group        Corporation.
                                                                (venture capital); Executive Vice
                                                                President (1993-2000), GE Capital
                                                                (financial services).

Frankie D. Hughes, 50        Trustee         March 2000;        Principal and Chief Investment Officer,    None.
                                             Advisory           Hughes Capital Management, Inc. (fixed
                                             Trustee, January   income asset management).
                                             1999 to March
                                             2000

Lyn Hutton, 53               Trustee         March 2002         Executive Vice President and Chief         Chittenden Corporation.
                                                                Investment Officer, The Commonfund for
                                                                Nonprofit Organizations (since January
                                                                2003); Vice President and Chief
                                                                Financial Officer, John D. & Catherine
                                                                T. MacArthur Foundation (grant making)
                                                                (June 1998-December 2002); Vice
                                                                President and Treasurer (1990-1998),
                                                                Dartmouth College.

Eugene J. McDonald, 70       Trustee         December 1997      Principal and Chief Investment Officer,    Flag Funds Complex (26
                                                                Quellos Private Capital Markets, LLC       portfolios); National
                                                                (private investment firm); Executive       Commerce Financial Corp.;
                                                                Vice President, Office of Investment       Red Hat, Inc.; Incara
                                                                Counsel, Duke University; President and    Pharmaceuticals
                                                                CEO (1990-2000), Duke Management           Corporation.
                                                                Company.

Dr. Thomas F. Morrissey, 69  Trustee         November 1994      Professor, Weatherhead School of           None.
                                                                Management, Case Western Reserve
                                                                University.



                                       79


                                                                                                                 Other
                            Position Held     Date Commenced     Principal Occupation                      Directorships Held in
Name and Age                with the Trust      Service          During Past 5 Years                       Public Companies
- ---------------------       --------------    --------------     -------------------                       ---------------------

Karen F. Shepherd, 62       Trustee           August 2002       Member, Shepherd Properties, LC and        None.
                                                                Vincent Shepherd Investments, LC (real
                                                                estate investments); U.S. Executive
                                                                Director (1996-2002), European Bank for
                                                                Reconstruction and Development;
                                                                Director, Majority Council (since May
                                                                2002), Emily's List (political action
                                                                committee).

Leigh A. Wilson, 58         Trustee          November 1994      Founder, Chairman and Chief Executive      Orbitex Life Sciences &
                                                                Officer, New Century Care, Inc.            Biotechnology Fund, Inc.
                                                                (formerly known as Glenleigh
                                                                International Limited) (merchant bank);
                                                                Chief Executive Officer (since 2001),
                                                                The Kenning Institute (developer of
                                                                health programs); Director, Chimney Rock
                                                                Vineyard and Chimney Rock Winery.


Interested Trustees.*


                                                                                                                  Other
                            Position(s) Held  Date Commenced     Principal Occupation                      Directorships Held in
Name and Age                with the Trust    Service            During Past 5 Years                         Public Companies
- ---------------------       --------------    --------------     --------------------                      ---------------------
Roger Noall, 67              Chairman and     December 1997     Retired (since February 2000);             Alleghany Corporation;
                             Trustee                            Executive (1997-2000), KeyCorp.            Elite Information Group,
                                                                                                           Inc.; Inktomi
                                                                                                           Corporation.

Frank A. Weil, 72            Trustee          December 1997     Chairman, Abacus & Associates, Inc.        None.
                                                                (private investment firm).

Donald E. Weston, 67         Trustee          Since March       Retired (since March 2000); Chairman       None.
                                              2000. Advisory    (1998- 2000), Gradison McDonald
                                              Trustee,          Investments, a division of McDonald
                                              January           Investments  Inc. ("McDonald"); Chairman
                                              1999 to March     (1991-October 1998), Gradison Division
                                              2000              of McDonald & Company Securities, Inc.
                                                                and Director, McDonald & Company
                                                                Investments Inc.


The Board currently has an Investment Committee, a Business and Legal Committee, an Audit Committee and a Board Process and Nominating Committee.

- -------------------------
* Mr. Noall and Mr. Weston are "interested persons" of the Trust by reason of their prior relationships with KeyCorp or its affiliates. Mr. Weil is an "interested person" of the Trust because a member of his immediate family is an affiliated person of Templeton, the sub-adviser to the International Fund.

The members of the Investment Committee are Mr. Weston (Chair), Mr. Andrews, Mr. McDonald (Vice Chair) and Ms. Shepherd. The function of the Investment Committee is to oversee the Funds' compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Business and Legal Committee are Mr. Wilson (Chair), Ms. Hughes (Vice Chair), Ms. Hutton, Dr. Morrissey and Mr. Weil. The function of the Business and Legal Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures).

The members of the Audit Committee are Ms. Hughes (Chair), Ms. Hutton, Dr. Morrissey and Mr. Wilson. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The Board Process and Nominating Committee consists of Mr. McDonald (Chair), Mr. Andrews, Ms. Hughes, Ms. Hutton, Dr. Morrissey, Ms. Shepherd and Mr. Wilson. The functions of the Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board. The Committee generally will not consider nominee recommendations from Fund shareholders.

During the fiscal year ended October 31, 2002, the Board held five meetings. Each Committee held four meetings.

The following tables show the dollar ranges of securities beneficially owned by the Trustees in each Fund and in the Victory Family of Investment Companies (comprised of the Trust and The Victory Variable Insurance Funds) as of December 31, 2002 (securities that are held in a deferred compensation plan are not considered to be beneficially owned by the Trustee). No Independent Trustee or his or her immediate family member owns beneficially or of record an interest in the Adviser, Templeton or BISYS Fund Services Limited Partnership (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Templeton, or the Distributor. As of January 31, 2003, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

Independent Trustees.


Independent Trustees.

                                                          Aggregate Dollar Range of
                                                          Equity Securities Held in
                                                          All Registered Investment
                   Dollar Range of Equity                 Companies Overseen by Trustee
Trustee            Securities Held in the Funds           in Family of Investment Companies
------------      ----------------------------------      -----------------------------------
Mr. Andrews       None                                     None
Ms. Hughes        Prime Obligations Fund:                  $1 - $10,000
                  $1 - $10,000
Ms. Hutton        None                                     None
Mr. McDonald      None                                     None
Dr. Morrissey     Ohio Municipal Money Market Fund:        $50,001 - $100,000
                  $50,001 - $100,000
Ms. Shepherd      None                                     None
Mr. Wilson        None                                     None



                                       81

Interested Trustees.



                                                                Aggregate Dollar Range of
                                                                Equity Securities Held in
                                                                All Registered Investment
                   Dollar Range of Equity                       Companies Overseen by Trustee
Trustee            Securities Held in the Funds                 in Family of Investment Companies
------------      ----------------------------------             -----------------------------------
Mr. Noall         Stock Index Fund: Over $100,000                 Over $100,000
                  Nasdaq 100 Index Fund: $10,001 -- $50,000
                  Value Fund: Over $100,000
                  Growth Fund: $1 -- $10,000
                  International Fund: $50,001 -- $100,000

Mr. Weil          None                                            None

Mr. Weston        Ohio Municipal Bond Fund: $10,001 -- $50,000    Over $100,000
                  Established Value Fund: $10,001 -- $50,000
                  International Fund: $1 -- $10,000

Remuneration of Trustees and Certain Executive Officers.

The Trust pays each Trustee an annual fee of $40,000 for serving as Trustee of all the Funds of the Trust and an additional per meeting fee ($5,000 per in person and $2,500 per telephonic meeting). The following table indicates the estimated compensation received by each Trustee from Trust and the Victory "Fund Complex" for the fiscal year ended October 31, 2002. There are currently 26 mutual funds in the Victory "Fund Complex" for which the Trustees listed below are compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.


                   Aggregate Compensation From   Total Compensation From Victory
Name of Trustee            the Trust                     "Fund Complex"
--------------    ---------------------------   -------------------------------
Mr.  Andrews*            $  8,375                          $20,000
Dr. Harry Gazelle*         53,458                           58,458
Ms. Hughes                 53,458                           58,458
Ms. Hutton*                35,375                           38,333
Mr. McDonald               53,458                           58,458
Dr. Morrissey              53,458                           58,458
Ms. Shepherd*              18,375                           20,000
Mr. Wilson                 62,458                           67,458

Interested Trustees.


                   Aggregate Compensation From   Total Compensation From Victory
Name of Trustee             the Trust                    "Fund Complex"
---------------    ---------------------------   -------------------------------

Mr. Noall                  $53,458                          $58,458
Mr. Weil                    53,458                           58,458
Mr. Weston                  53,458                           58,458

------------------------
* Mr. Andrews became a Trustee effective August 7, 2002, Dr. Gazelle retired from the Board effective November 16, 2002, Ms. Hutton became a Trustee effective March 4, 2002 and Ms. Shepherd became a Trustee effective August 7, 2002.

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with The Victory Variable Insurance Funds, a registered investment company in the same Fund complex as the Trust and each serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.


                               Position with    Date Commenced
  Name and Age                 the Trust        Service           Principal Occupation During Past 5 Years
  ------------                 ---------        -------           ----------------------------------------
  Kathleen A. Dennis, 49       President        May 2002          Senior Managing Director of the Adviser.

  Lisa Hurley, 47              Vice President   February 2000     Since May 1998,  Senior Vice  President  and General  Counsel of
                                                                  BISYS  Fund   Services;   General   Counsel  of  Moore   Capital
                                                                  Management, Inc. from May 1996 to May 1998.

  Irimga McKay, 43             Vice President   December 1998     Since November 1998,  Senior Vice President,  Client Services of
                                                                  BISYS Fund Services.

  Cynthia Lee Lindsey, 44      Secretary        December 2002     Since  October 2002,  Director of Client  Services of BISYS Fund
                                                                  Services;  from  November  1997 to  October  2002,  Director  of
                                                                  Securities Lending of BISYS Fund Services.

  Jay G. Baris, 49             Assistant        December 1997     Partner,  Kramer Levin  Naftalis & Frankel LLP; since July 1998,
                               Secretary                          Director, First Investors Life Insurance Company.

  Alaina Metz, 35              Assistant        December 1996     Chief Administrative Officer of BISYS Fund Services.
                               Secretary

  Joel B. Engle, 37            Treasurer        December 1998     Since September  1998, Vice President of BISYS;  from March 1995 to September 1998, Vice President, Northern Trust Company.

  William J. Tomko, 44         Assistant        August 1994       Group President,  BISYS Investment  Services;  employee of BISYS
                               Treasurer                          Fund Services.

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Fund's most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly owned subsidiary of KeyCorp. As of December 31, 2002, the Adviser and its affiliates managed assets totaling in excess of $61.6 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of December 31, 2002, KeyCorp had an asset base of approximately $85 billion, with banking offices in 13 states from Maine to Alaska and trust and investment offices in 14 states. KeyCorp's McDonald , a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

--------------------------------------------------------------------------------
Institutional Money Market         0.20%
--------------------------------------------------------------------------------
Federal Money Market               0.25%
--------------------------------------------------------------------------------
Prime Obligations, Tax-Free Money  0.35%
Market
--------------------------------------------------------------------------------
Financial Reserves, Fund for       0.50%
Income, Ohio Municipal Money
Market
--------------------------------------------------------------------------------
Gradison Government Reserves       0.50% on the first $400 million,  0.45%  on
                                   the  next  $600  million, 0.40% on the  next
                                   $1  billion  and  0.35% on assets in excess
                                   of $2 billion
--------------------------------------------------------------------------------
Stock Index                        0.50% on the first $400 million,  0.45%
                                   on the next $400  million and 0.40% on assets
                                   in excess of $800 million
--------------------------------------------------------------------------------
National Municipal Bond, New York  0.55%
Municipal Bond
--------------------------------------------------------------------------------
Ohio Municipal Bond                0.60%
--------------------------------------------------------------------------------
Diversified Stock                  0.65% on the first $800 million and 0.60%
                                   on assets in excess of $800 million
--------------------------------------------------------------------------------
Established  Value,  Small         0.65% on the first $100  million,  0.55% on
Company Opportunity                the next $100 million and 0.45% on assets
                                   in excess of $200 million
--------------------------------------------------------------------------------
Balanced                           0.70% on the first $400 million, 0.65% on
                                   the next $400 million and 0.60% on assets
                                   in excess of $800 million
--------------------------------------------------------------------------------
Growth, Special Value,  Value      0.75% on the first $400 million,  0.65% on
                                   the next $400  million and 0.60% on assets
                                   in excess of $800 million
--------------------------------------------------------------------------------
Convertible, Intermediate Income   0.75%
--------------------------------------------------------------------------------
Real Estate                        0.80%
--------------------------------------------------------------------------------
International                      1.10%
--------------------------------------------------------------------------------

Investment Sub-Adviser.

The International Fund -- Manager of Managers. As the "Manager of Managers" of the International Fund, the Adviser may select one or more sub-advisers to manage the Fund's assets. The Adviser evaluates each sub-adviser's skills, investment styles and strategies in light of the Adviser's analysis of the international securities markets. Under its Advisory Agreement with the Trust, the Adviser oversees the investment advisory services that a sub-adviser provides to the International Fund. If the Adviser engages more than one sub-adviser, the Adviser may reallocate assets among sub-advisers when it believes it is appropriate. The Adviser provides investment advice with respect to short-term debt securities. The Adviser has the ultimate responsibility for the International Fund's investment performance, because it is responsible for overseeing all sub-advisers and recommending to the Board that it hire, terminate or replace a particular sub-adviser.

The Trust and the Adviser have obtained an order from the SEC that allows the Adviser to serve as a Manager of Managers. The order lets the Adviser, subject to certain conditions, select new sub-advisers with the approval of the Board, without obtaining shareholder approval. The order also allows the Adviser to change the terms of agreements with the sub-advisers or to keep a sub-adviser even if certain events would otherwise require that a sub-advisory agreement terminate. The Trust will notify shareholders of any sub-adviser change. Shareholders, however, also have the right to terminate an agreement with a particular sub-adviser. If the Adviser hires more than one sub-adviser, the order also allows the International Fund to disclose only the aggregate amount of fees paid to all sub-advisers.

Templeton serves as sub-adviser to the International Fund. Pursuant to an agreement with the Adviser dated as of July 1, 2002, the Adviser pays Templeton an annual fee at a blended rate determined by applying the following rates to the average daily net assets of the International Fund and all other accounts managed pursuant to other agreements between the Adviser and Templeton ("Managed Accounts"): 0.625% on the first $50 million of assets of

Managed Accounts; 0.465% on the next $150 million of assets of Managed Accounts; and 0.35% on assets over $200 million of assets of Managed Accounts. Templeton, a Delaware limited liability company located at 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394, is a registered investment adviser and an indirect wholly-owned subsidiary of Franklin Resources, Inc., a New York Stock Exchange listed company that is also known as Franklin Templeton Investments. As of December 31, 2002, Franklin Templeton Investments managed approximately
$257.7 billion for its clients. Prior to July 1, 2002, Credit Agricole Asset Management ("CAAM") served as the sub-adviser to the International Fund. The Adviser had paid CAAM a monthly fee of 0.55% of the International Fund's average daily net assets from its advisory fee.

The  Advisory and  Sub-Advisory Agreements.

Advisory Agreement. Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the "Advisory Agreement"), provides that it will continue in effect as to the Funds for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of each Fund (as defined under "Additional Information -- Miscellaneous") and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Agreement is terminable as to any particular Fund at any time on 60 days' written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder. For the three fiscal years ended October 31, 2002, the Adviser earned the following advisory fees with respect to each Fund. The amount of fees paid to the Adviser is shown net of the amount of fee reduction.


 ---------------------------------------------------------------------------------------------------------------------------------
                                         2002                             2001                             2000
 ---------------------------------------------------------------------------------------------------------------------------------
                              Fees Paid      Fee Reduction     Fees Paid         Fee Reduction   Fees Paid         Fee Reduction
 ---------------------------------------------------------------------------------------------------------------------------------
 Balanced                     $2,504,510             $0       $3,305,678                $0       $3,342,704          $107,341
 ---------------------------------------------------------------------------------------------------------------------------------
 Convertible                    546,232               0          679,102                 0          634,496               N/A
 ---------------------------------------------------------------------------------------------------------------------------------
 Diversified Stock            8,242,417               0        7,998,002                 0        7,471,929           110,288
 ---------------------------------------------------------------------------------------------------------------------------------
 Established Value            1,782,575               0        1,851,406           251,114        1,936,921           260,370
 ---------------------------------------------------------------------------------------------------------------------------------
 Federal Money Market         3,350,574         638,213        2,738,831           657,610        2,191,149           851,948
 ---------------------------------------------------------------------------------------------------------------------------------
 Financial Reserves           3,324,925               0        3,659,924                 0        3,853,348               N/A
 ---------------------------------------------------------------------------------------------------------------------------------
 Fund for Income              2,410,869               0        1,641,936                 0        1,127,900            70,662
 ---------------------------------------------------------------------------------------------------------------------------------
 Gradison Gov't Reserves      16,751,601        112,120        8,545,165         1,839,907        6,629,833         2,647,411
 ---------------------------------------------------------------------------------------------------------------------------------
 Growth                       2,688,090               0        3,490,196                 0        3,340,027            32,751
 ---------------------------------------------------------------------------------------------------------------------------------
 Institutional Money Mkt.     3,713,228               0        7,447,900                 0        6,978,551           796,181
 ---------------------------------------------------------------------------------------------------------------------------------
 Intermediate Income          1,819,625         567,006        1,087,417           475,620        1,038,943           459,536
 ---------------------------------------------------------------------------------------------------------------------------------
 International                  730,749         142,970        1,302,870           134,731        2,187,031           113,746
 ---------------------------------------------------------------------------------------------------------------------------------
 National Muni Bond             273,162         129,363          198,271            82,089           98,657           105,612
 ---------------------------------------------------------------------------------------------------------------------------------
 New York Muni Bond              69,260          47,852           67,851            25,444           51,276            35,495
 ---------------------------------------------------------------------------------------------------------------------------------
 Ohio Municipal Bond          1,199,109               0          932,661           149,688          697,266           368,431
 ---------------------------------------------------------------------------------------------------------------------------------
 Ohio Muni Money Mkt.         4,621,508               0        4,697,261                 0        4,267,585           581,322
 ---------------------------------------------------------------------------------------------------------------------------------
 Prime Obligations            9,926,847               0        9,922,018                 0        8,074,844               N/A
 ---------------------------------------------------------------------------------------------------------------------------------
 Real Estate                    150,020          43,186           85,648            42,157           66,606            51,889
 ---------------------------------------------------------------------------------------------------------------------------------
 Small Co. Opportunity          779,695          11,969          674,791           136,280          783,948             9,405
 ---------------------------------------------------------------------------------------------------------------------------------
 Special Value                1,714,044               0        1,731,021                 0        1,677,550            27,919
 ---------------------------------------------------------------------------------------------------------------------------------


                                       85


 ---------------------------------------------------------------------------------------------------------------------------------
                                         2002                             2001                             2000
 ---------------------------------------------------------------------------------------------------------------------------------
                              Fees Paid      Fee Reduction     Fees Paid         Fee Reduction   Fees Paid         Fee Reduction
 ---------------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------------
 Stock Index                  2,422,584          97,562        3,659,692           648,207        4,605,315           857,975
 ---------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Money Market        2,556,038               0        2,602,592                 0        2,527,510               N/A
 ---------------------------------------------------------------------------------------------------------------------------------
 Value                        3,172,814               0        3,921,024                 0        4,397,073            24,921
 ---------------------------------------------------------------------------------------------------------------------------------

Sub-Advisory Agreement. Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Funds and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

The Sub-Adviser's Agreement with the Adviser is terminable at any time, without penalty, by the Board, by the Adviser or by vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Adviser. Unless sooner terminated, the Sub-Advisory Agreement shall continue in effect from year to year if approved at least annually by a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

Considerations of the Board in Continuing the Advisory Agreements. The Board last approved the Advisory Agreements on December 3, 2002. In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel to the Funds and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the agreements, the Board reviewed numerous factors with respect to each Fund separately. The Board first reviewed each Fund's investment performance during the year. Although investment performance was a significant factor in determining that the agreements should be continued, the following additional factors, among others, were considered by the Board in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser:

      o     Services provided under the agreements;

      o     Requirements of the Funds for the services provided by the Adviser;

      o     The quality of the services expected to be provided;

      o     Fees payable for the services;

      o     Total expenses of each Fund;

      o The Adviser's commitments to operating the Funds at competitive expense levels;

      o Profitability of the Adviser with respect to its relationship with the Funds;

      o Soft-dollar and other service benefits received by the Adviser, including, sources of revenue to affiliates of the Adviser from the Funds through custodian and administration fees;

      o     Capabilities and financial condition of the Adviser;

      o     Current economic and industry trends; and

      o     Historical relationship between each Fund and the Adviser.

Current management fees were reviewed in the context of the Adviser's profitability on a Fund by Fund basis. In addition, the Board reviewed an analysis prepared by an independent third party, comparing each Fund's expense ratio, advisory fee and performance with comparable mutual funds.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the agreements were consistent with the best interests of the Funds and their shareholders, and the Board unanimously approved the agreements for additional annual periods on the basis of the foregoing review and discussions and the following considerations, among others:

o The fairness and reasonableness of the investment advisory fee payable to the Adviser under the agreements in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Funds and the comparability of the fees paid to fees paid by other investment companies;

o The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Funds and the Funds' historic performance, including the success of the Funds in achieving stated investment objectives;

o The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

o The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience; and

o     The  overall  high  quality  of  the  personnel,   operations,   financial
      condition,   investment   management   capabilities,   methodologies   and
      performance of the Adviser.

Considerations of the Board in Approving the Sub-Advisory Agreement. The Board initially approved the Sub-Advisory Agreement on May 21, 2002. In considering the approval of the Sub-Advisory Agreement between the Adviser and Templeton, with respect to the International Fund, the Board, including all of the Independent Trustees in attendance in person, determined that it was in the best interests of the Fund and its shareholders for the Adviser to enter into the Agreement. At the meeting, the Board reviewed materials furnished by the Adviser and Templeton.

In deciding whether to approve the Sub-Advisory Agreement, the Board gave primary consideration to the fact that Templeton's value investment style would be more compatible with the Adviser's overall investment philosophy than was the case with CAAM and to the Adviser's belief that, in the long run, Templeton's investment style likely would provide better investment returns for the International Fund's shareholders. The Board also was concerned that the Fund's performance had not met its expectations. The Board considered the following additional factors in approving Templeton as Sub-Adviser:

o     The nature of the services  required by the Fund to achieve its investment
      objective  of  providing   capital  growth   consistent   with  reasonable
      investment risk;

o The nature and quality of the services the Board expected that Templeton would render, including the credentials and investment experience of Templeton's officers and employees;

o The quality of Templeton's international strategy, which consistently outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2001 (past performance, however, is not an indication that such outperformance will continue); and

o Templeton's employment of a clear value-oriented investment discipline consisting of bottom-up fundamental analysis and Templeton's method of choosing investments by focusing on the market price of a company's securities relative to its evaluation of the company's potential long-term earnings, asset value and cash flow.

In connection with the Board's review of Templeton, the Adviser provided information regarding the impact that hiring Templeton would have on the Adviser's profitability. Based on this information, the Board determined that hiring Templeton would not have a material effect on the Adviser's profitability and that, on an ongoing basis, the Adviser would compensate Templeton in a manner that was most advantageous to the Fund's shareholders.

The Board discussed and reviewed the terms of the Sub-Advisory Agreement, which, except for its fee structure, was substantially similar to the sub-advisory agreement with CAAM in effect prior to July 1, 2002. After consideration of the above factors and such other factors and information as they deemed relevant, the Board, including the Independent Trustees, approved the Sub-Advisory Agreement.

Code of Ethics.

Each of the Trust, the Adviser, the Sub-Adviser and BISYS Fund Services Ohio, Inc., the distributor of the Funds, has adopted a Code of Ethics to which all investment personnel and all other access persons of the Funds must conform. The Code of Ethics provides that Investment personnel must refrain from certain trading practices and all access persons are required to report certain personal investment activities, including purchases or sales of securities that may be purchased or held by the Funds. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Portfolio Transactions.

Money Market Funds. Pursuant to the Advisory Agreement between the Adviser and the Trust, on behalf of the Money Market Funds, the Adviser determines, subject to the general supervision of the Board and, in accordance with each such Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by these Funds and which brokers are to be eligible to execute its portfolio transactions. Since purchases and sales of portfolio securities by these Funds are usually principal transactions, these Funds incur little or no brokerage commissions. For the three fiscal years ended October 31, 2002, these Funds paid no brokerage commissions. These Funds normally purchase portfolio securities directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. These Funds also may purchase securities from underwriters at prices that include the spread retained by the underwriter from the proceeds of the offering to the issuer.

The Money Market Funds do not seek to profit from short-term trading and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Funds by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of these Funds require that investments mature in 397 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of these Funds.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Allocation of transactions, including their frequency, among various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

Non-Money Market Funds. Pursuant to the Advisory Agreement and, for the International Fund, the Sub-Advisory Agreement, the Adviser or Sub-Adviser determines, subject to the general supervision of the Board and, in accordance with each such Fund's investment objective and restrictions, which securities are to be purchased and sold by these Funds and which brokers are to be eligible to execute its portfolio transactions. Portfolio securities purchased or sold through a broker-dealer include a brokerage commission. At times, these Funds also may purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by these Funds. While the Adviser and Sub-Adviser generally seek competitive spreads or commissions, each such Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below. The allocation of transactions to dealers is determined by the Adviser or Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting broker-dealers include, but are not limited to: the quality and promptness of their execution (e.g., price paid or obtained for a security, speed of execution, ability to "work" a large order, etc.); their effectiveness of transaction clearing and settlement; their liquidity and the amount of capital commitment by the broker-dealer; the degree to which they have been available and responsive to the Adviser; the quality and promptness of research and brokerage services provided to the Adviser (both in general and with respect to particular accounts); and whether the investment in question was brought to the Adviser's attention by the particular broker-dealer. All trades executed on behalf of the Adviser in its discretion are charged at the same commission schedule, whether or not they are executed by a "soft dollar" broker-dealers generating research services used by the Adviser.

The primary consideration in placing portfolio transactions with broker-dealers for accounts under the management of the Sub-Adviser, where such placement is discretionary with the Sub-Adviser, is to obtain best execution at the most favorable and reasonable commission rates in relation to the benefits received by the account. The Sub-Adviser attempts to achieve these results by choosing broker-dealers to execute transactions based on (1) their professional capabilities (including use of capital and clearance and settlement procedures),
(2) the value and quality of their services, and (3) the comparative brokerage commission rates that they offer.

Subject to the consideration of obtaining best execution, broker-dealers who provide supplemental investment research to the Adviser or Sub-Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or Sub-Adviser and does not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser or Sub-Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser or Sub-Adviser in carrying out its obligations to the Trust.

Multiple orders for the purchase or sale of the same security on behalf of clients of the Adviser are generally aggregated for block execution. The Adviser will aggregate transactions for block execution only upon making a good-faith determination that the accounts participating in the block trade will benefit from such aggregation, if such aggregation is consistent with the Advisor's duty to seek best execution for its clients and, if such aggregation is consistent with the terms of the investment advisory agreement, with each client for which trades are being executed.

All accounts participating in a block execution receive the same execution price for equity or fixed income securities purchased or sold, as the case may be, for such accounts on a trading day. In certain circumstances, a disparity in commission charges may exist among clients. When the full amount of a block execution is not executed, the partial amount actually executed generally is allocated ratably among participating client accounts; provided, however, that portfolio managers have the discretion to fill orders for certain accounts before others under the following circumstances: (a) orders for new accounts may be filled before existing accounts in the discretion and at the direction of the portfolio manager(s) responsible for such order; (b) orders for certain accounts may be filled before other accounts in the event that the securities purchased or sold in the block execution are of a small amount so as allocating such securities ratably is not feasible, advisable, or meaningful, provided that all accounts, taken as a whole, are treated fairly and equitably over time; and (c) in the discretion and at the direction of the portfolio manager(s) responsible for such orders, a partially filled order may be allocated first to those accounts where the purchase or sale of such security is most closely aligned with the established investment objective of the account receiving the allocation. In all of the foregoing circumstances, the market performance of the security being allocated shall not be a determinant in any deviation from a pro rata allocation.

Notwithstanding the foregoing, in the event that a proprietary account is participating with public accounts, such as the Funds, in the block transaction, the proprietary account may receive an allocation only when the allocation is performed on a pro rata basis across all participating proprietary and public accounts. In the event the portfolio manager deems it necessary to allocate the partially executed order on a basis other than pro rata, the proprietary account shall be excluded from receiving any allocation of the executed order, resulting in the allocation being made to public accounts only.

The Sub-Adviser's policy is to aggregate and execute, as a block order, trade orders for the same security or contract, except where a client directs otherwise. Where a block order is executed at multiple prices, average price for the order will be calculated and the order will be allocated pro rata across all participating accounts.

The Sub-Adviser may manage accounts with similar or identical investment objectives or may manage accounts with different objectives that may trade in the same securities. Despite such similarities, portfolio decisions relating to clients' investments and the performance resulting from such decisions will differ from client to client. The Sub-Adviser will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all eligible clients. Therefore, not all clients will necessarily participate in the same investment opportunities or participate on the same basis.

In allocating investments among various clients (including in what sequence orders for trades are placed), however, the Sub-Adviser will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed by each client to a specific investment and the relative risks of the investments. It is the Sub-Adviser's policy to allocate to the extent practicable investment opportunities on a basis that the Sub-Adviser, in good faith, believes is fair and equitable to each client over time.

Investment decisions for each Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and any other Fund, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to such Funds, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, their parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

The following table shows the brokerage commissions that certain Non-Money Market Funds paid during the last three fiscal years ended October 31. The Fund for Income and the National Municipal Bond, New York Municipal Bond and Ohio Municipal Bond Funds paid no brokerage commissions during this period.

 ----------------------------------------------------------------
                            2002         2001            2000
 ----------------------------------------------------------------
 Balanced                 $306,711     $266,689        $275,732
 ----------------------------------------------------------------
 Convertible                26,196       15,421          39,707
 ----------------------------------------------------------------
 Diversified Stock        4,058,118   2,425,828       2,027,538
 ----------------------------------------------------------------
 Established Value          801,883     565,601         478,706
 ----------------------------------------------------------------
   Growth                  412,161      414,362         245,901
 ----------------------------------------------------------------
 Intermediate Income             0          985           1,467
 ----------------------------------------------------------------
 International              838,805     669,625         869,247
 ----------------------------------------------------------------
   Real Estate               48,920      47,928          50,857
 ----------------------------------------------------------------
 Small Company              272,973     189,965         207,490
   Opportunity
 ----------------------------------------------------------------
 Special Value              670,161     478,550         489,697
 ----------------------------------------------------------------
 Stock Index                141,123     129,225         116,640
 ----------------------------------------------------------------
 Value                      641,644     595,755         448,831
 ----------------------------------------------------------------

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time."

Except when necessary in the Stock Index Fund, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, any Sub-Adviser, KeyBank or their affiliates, or BISYS or its affiliates and will not give preference to KeyBank's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through McDonald and, for the International Fund, through broker-dealer affiliates of Templeton. McDonald is an affiliate of KeyBank and Templeton is the sub-adviser to the International Fund All transactions with McDonald and Templeton must be completed in accordance with procedures approved by the Board.

During the fiscal year ended October 31, 2000 the Value Fund paid $1,050 in brokerage commissions to McDonald. During the fiscal year ended October 31, 2001 , the Balanced, Convertible, Diversified Stock, Established Value, Growth, Special Value and Value Funds paid $17,088, $685, $132,340, $20,320, $4,052 $300 and $5,510, respectively, in brokerage commissions to McDonald.

The following table shows the following information for the fiscal year ended October 31, 2002: the commissions that each such Fund paid to McDonald; the percentage of each such Fund's aggregate brokerage commissions paid to McDonald; and the percentage of each such Fund's aggregate dollar amount of transactions involving the payment of commissions to McDonald.

 -----------------------------------------------------------------------------
                           Commissions   Percentage of       Percentage of
                             paid to     Commissions         Transactions
                            McDonald       paid to       involving Commissions
                                          McDonald          paid to McDonald
 -----------------------------------------------------------------------------
 Balanced                   $27,672         9.02%                  0.45%
 ---------------------------------------------------------------------------
 Diversified Stock          410,559        10.12%                  2.29%
 ---------------------------------------------------------------------------
 Established Value           67,262         8.39%                  2.49%
 ---------------------------------------------------------------------------
 Growth                      13,734          3.33%                  1.83%
 ---------------------------------------------------------------------------
 Small Company                 380          0.14%                  0.02%
   Opportunity
 ---------------------------------------------------------------------------
 Special Value              16,820          2.51%                  0.49%
 ---------------------------------------------------------------------------
 Value                      41,817          6.52%                  2.57%
 ---------------------------------------------------------------------------

During the fiscal years ended October 31, 2000, 2001 and 2002, the International Fund paid commissions to Templeton, CAAM (the previous sub-adviser) or their affiliates totaling $1,812, $209 and $0, respectively.

Directed Brokerage. During the fiscal year ended October 31, 2002, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain Equity and Specialty Funds to brokers because of research services provided. The following table shows the amount of these transactions and related commissions paid during this period.

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parents) during the Trust's most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security and the value of the Fund's aggregate holdings of the securities of each such issuer as of October 31, 2002.

 ------------------------------------------------------------------------------
                                             Type of Security
    Fund                  Broker-Dealer      (Debt or Equity)   Aggregate Value
 ------------------------------------------------------------------------------
 Balanced                  Goldman Sachs          Debt               $404,100
 ------------------------------------------------------------------------------
                           Lehman Brothers        Debt                323,984
 ------------------------------------------------------------------------------
                           Morgan Stanley         Debt                211,473
 ------------------------------------------------------------------------------
 Convertible               Goldman Sachs          Debt                786,816
 ------------------------------------------------------------------------------
 Financial Reserves        Goldman Sachs          Debt             15,000,000
 ------------------------------------------------------------------------------
                           Merrill Lynch          Debt             25,227,085
 ------------------------------------------------------------------------------
 Growth                    Goldman Sachs          Equity              880,680
 ------------------------------------------------------------------------------
                           Morgan Stanley         Equity            1,066,408
 ------------------------------------------------------------------------------
 Institutional Money       Goldman Sachs          Debt             50,000,000
 Mkt.
 ------------------------------------------------------------------------------
                           Merrill Lynch          Debt             56,222,471
 ------------------------------------------------------------------------------
                           Salomon                Debt             69,979,583
 ------------------------------------------------------------------------------
 Intermediate Income       Goldman Sachs          Debt              2,480,870
 ------------------------------------------------------------------------------
                           Lehman Brothers        Debt              1,567,852
 ------------------------------------------------------------------------------
                           Morgan Stanley         Debt              2,406,345
 ------------------------------------------------------------------------------
 Prime Obligations         Goldman Sachs          Debt             85,005,109
 ------------------------------------------------------------------------------
                           Merrill Lynch          Debt             77,575,314
 ------------------------------------------------------------------------------
                           Salomon                Debt             18,712,110
 ------------------------------------------------------------------------------
 Special Value             AG Edwards             Equity              759,990
 ------------------------------------------------------------------------------
 Stock Index               Bear Stearns           Equity              232,784
 ------------------------------------------------------------------------------
                           Goldman Sachs          Equity            1,331,187
 ------------------------------------------------------------------------------
                           Lehman Brothers        Equity              500,365
 ------------------------------------------------------------------------------
                           Merrill Lynch          Equity            1,267,758
 ------------------------------------------------------------------------------
                           Morgan Stanley         Equity            1,646,627
 ------------------------------------------------------------------------------
                           Schwab                 Equity              483,676
 ------------------------------------------------------------------------------
 Value                     Morgan Stanley         Equity            1,978,304
 ------------------------------------------------------------------------------

Portfolio Turnover.

The portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Non-Money Market Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Non-Money Market Fund as a whole without distinguishing between the classes of shares issued. The following table shows the portfolio turnover rates for each Non-Money Market Fund for the two fiscal years ended October 31, 2002. As indicated in the table, the International Fund experienced significantly higher portfolio turnover for the fiscal year ended October 31, 2002 compared with the prior fiscal year, primarily due to asset reallocations during July and August 2002 in connection with the change in sub-advisers from CAAM to Templeton.


- -----------------------------------------------------------------------------------------------------------
                              2002        2001                                     2002       2001
- -----------------------------------------------------------------------------------------------------------
Balanced                      103%        116%       National Muni Bond            330%       472%
- -----------------------------------------------------------------------------------------------------------
Convertible                    50%         72%       New York Municipal Bond        23%        45%
- -----------------------------------------------------------------------------------------------------------
Diversified Stock              85%         88%       Ohio Municipal Bond            83%        96%
- -----------------------------------------------------------------------------------------------------------
Established Value              74%         58%       Real Estate                    23%        75%
- -----------------------------------------------------------------------------------------------------------
Fund for Income                53%         20%       Small Co. Opportunity          60%        58%
- -----------------------------------------------------------------------------------------------------------
Growth                         34%         50%       Special Value                  82%        89%
- -----------------------------------------------------------------------------------------------------------
Intermediate Income           168%        278%       Stock Index                     8%        10%
- -----------------------------------------------------------------------------------------------------------
International                 283%        124%       Value                          40%        51%
- -----------------------------------------------------------------------------------------------------------

Administrator.

BISYS Fund Services, Inc. (the "Administrator") serves as administrator to the Funds pursuant to an administration agreement dated April 1, 2002 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser or the Sub-Adviser under their respective agreements), subject to the supervision of the Board.

For the services rendered to the Funds and related expenses borne by the Administrator, the Fund complex pays the Administrator an annual fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of the Fund complex: 0.14% for the first $8 billion in assets, 0.10% for the next $17 billion in assets and 0.08% for all assets exceeding $25 billion. The Administrator may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to each Fund for a period of two years and for consecutive two-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in each Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the transfer agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder. The following table reflects the actual administration fees that each Fund paid and any fee reductions by the Administrator for the last three fiscal years ended October 31.


-----------------------------------------------------------------------------------------------------------------------------------
                                          2002                             2001                             2000
-----------------------------------------------------------------------------------------------------------------------------------
                                Fees Paid     Fee Reductions      Fees Paid     Fee Reductions     Fees Paid        Fee Reductions
-----------------------------------------------------------------------------------------------------------------------------------
Balanced                        $208,950         $242,561          $348,149        $237,704         $591,184              $0
---------------------------------------------------------------------------------------------------------------------------------
Convertible                       96,252                0           135,852               0          126,900               0
---------------------------------------------------------------------------------------------------------------------------------
Diversified Stock              1,520,220                0         1,402,927          37,532        1,305,473          71,020
---------------------------------------------------------------------------------------------------------------------------------
Established Value                188,325          240,607           301,826         261,466          225,149          370,799
---------------------------------------------------------------------------------------------------------------------------------
Federal Money Market             967,462          886,264           815,142         753,444          730,347          696,880
---------------------------------------------------------------------------------------------------------------------------------
Financial Reserves               820,182                0           941,986               0          980,673               0
---------------------------------------------------------------------------------------------------------------------------------
Fund for Income                  610,329                0           277,616         206,457          128,011          231,561
---------------------------------------------------------------------------------------------------------------------------------
Gradison Gov't Res.            2,732,333        2,136,930         1,711,115         980,325        1,156,071        1,218,842
---------------------------------------------------------------------------------------------------------------------------------
Growth                           463,752                0           648,426               0          609,112               0
---------------------------------------------------------------------------------------------------------------------------------
Inst. Money Mkt                1,125,378          999,392         2,441,790       1,492,152        2,278,284        1,728,923
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Inc.                415,567                0           312,758               0          299,699               0
---------------------------------------------------------------------------------------------------------------------------------
International                    105,899                0           196,012               0          313,746               0
---------------------------------------------------------------------------------------------------------------------------------
National Muni Bond                95,046                0            76,462               0           55,710               0
- ---------------------------------------------------------------------------------------------------------------------------------
New York Muni Bond                12,776           15,121            10,177          15,267            9,466           14,199
---------------------------------------------------------------------------------------------------------------------------------




                                       93

- ---------------------------------------------------------------------------------------------------------------------------------
                                          2002                             2001                             2000
- ---------------------------------------------------------------------------------------------------------------------------------
                                Fees Paid     Fee Reductions      Fees Paid     Fee Reductions     Fees Paid        Fee Reductions
- ---------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond              261,274                0           270,587               0          266,427               0
- ---------------------------------------------------------------------------------------------------------------------------------
Ohio Muni Money Mkt            1,105,362                0         1,149,452               0        1,179,783               0
- ---------------------------------------------------------------------------------------------------------------------------------
Prime Obligations              3,211,426                0         3,044,852               0        2,517,100               0
- ---------------------------------------------------------------------------------------------------------------------------------
Real Estate Inv.                  31,127                0            23,963               0           21,598               0
- ---------------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty                  67,154           97,479            69,039         124,891           67,320          121,778
- ---------------------------------------------------------------------------------------------------------------------------------
Special Value                    295,819                0           324,567               0          309,309               0
- ---------------------------------------------------------------------------------------------------------------------------------
Stock Index                            0          621,597                 0         926,961                0        1,120,552
- ---------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Mkt               890,307                0           953,600               0          932,153               0
- ---------------------------------------------------------------------------------------------------------------------------------
Value                            545,338                0           717,430               0          767,655               0
- ---------------------------------------------------------------------------------------------------------------------------------

Sub-Administrator.

The Adviser serves as sub-administrator to the Trust pursuant to a sub-administration agreement dated April 1, 2002 (the "Sub-Administration Agreement"). As sub-administrator, the Adviser assists the Administrator in all aspects of the operations of the Trust, except those that the Adviser performs under the Advisory Agreement.

For services provided under the Sub-Administration Agreement, the Administrator pays the Adviser a fee, calculated at an annual rate of up to 0.03% of the Fund complex net assets. Except as otherwise provided in the Administration Agreement, the Adviser shall pay all expenses incurred by it in performing its services and duties as sub-administrator. Unless sooner terminated, the Sub-Administration Agreement will continue in effect as to each Fund during the term of the Administration Agreement, including any renewals of that agreement and will terminate upon the termination of the Administration Agreement.

Under the Sub-Administration Agreement, the Adviser's duties include maintaining office facilities, furnishing statistical and research data, compiling data for various state and federal filings by the Trust, assisting in mailing and filing the Trust's annual and semi-annual reports to shareholders, providing support for board meetings and arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder.

Distributor.

BISYS Fund Services Limited Partnership (the "Distributor"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. The following table reflects the total underwriting commissions earned and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the three fiscal years ended October 31, 2002.


- ----------------------------------------------------------------------------------------------------------------------------
                                         2002                          2001                             2000
- ----------------------------------------------------------------------------------------------------------------------------
                            Underwriting      Amount      Underwriting         Amount       Underwriting         Amount
                             Commissions     Retained     Commissions         Retained       Commissions        Retained
- ----------------------------------------------------------------------------------------------------------------------------
Balanced                       $5,428          $824          $13,275           $1,790          $43,198         $28,701
- ----------------------------------------------------------------------------------------------------------------------------
Convertible                    14,358         2,030           28,969            3,979            5,813             855
- ----------------------------------------------------------------------------------------------------------------------------
Diversified Stock             582,738         7,403          334,187           41,537          233,638          71,705
- ----------------------------------------------------------------------------------------------------------------------------
Established Value               12,562        1,986              705              105                0               0
- ----------------------------------------------------------------------------------------------------------------------------
Fund for Income                43,028             0            1,315              181            1,267             457
- ----------------------------------------------------------------------------------------------------------------------------


                                       94


- ----------------------------------------------------------------------------------------------------------------------------
                                         2002                          2001                             2000
- ----------------------------------------------------------------------------------------------------------------------------
                            Underwriting      Amount      Underwriting         Amount       Underwriting         Amount
                             Commissions     Retained     Commissions         Retained       Commissions        Retained
- ----------------------------------------------------------------------------------------------------------------------------
Growth                          9,786         1,491           17,302            2,389           39,386           5,908
- ----------------------------------------------------------------------------------------------------------------------------
Intermediate Income            10,168             0            1,749              268            7,332           1,084
- ----------------------------------------------------------------------------------------------------------------------------
International                  20,746         3,366          122,693           18,887           21,770           9,844
- ----------------------------------------------------------------------------------------------------------------------------
National Muni Bond            105,353             0           38,830            8,784            4,868           1,405
- ----------------------------------------------------------------------------------------------------------------------------
New York Muni Bond              6,375         2,390            4,889            1,247            8,409           3,051
- ----------------------------------------------------------------------------------------------------------------------------
Ohio Municipal Bond             8,983         3,667           25,536            6,577            8,691           1,637
- ----------------------------------------------------------------------------------------------------------------------------
Real Estate                    42,977             0            4,997              688            5,695             819
- ----------------------------------------------------------------------------------------------------------------------------
Small Co. Opp'ty                5,440           726            2,465              342            3,802             526
- ----------------------------------------------------------------------------------------------------------------------------
Special Value                   6,281           945            3,183              445            2,488             496
- ----------------------------------------------------------------------------------------------------------------------------
Stock Index                    22,659         2,255           47,662            4,138           68,666          10,329
- ----------------------------------------------------------------------------------------------------------------------------
Value                           3,315           469           11,949            1,622           32,805           4,589
- ----------------------------------------------------------------------------------------------------------------------------

Transfer Agent.

BISYS Fund Services Ohio, Inc. ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent for the Funds pursuant to a transfer agency agreement dated April 1, 2002. Under its agreement with the Funds, BISYS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund's operations. Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171 serves as the dividend disbursing agent and shareholder servicing agent for the Funds, pursuant to a Sub-Transfer Agency and Service Agreement dated January 1, 2001.

Shareholder Servicing Plan.

Payments made under the Shareholder Servicing Plan to Shareholder Servicing Agents (which may include affiliates of the Adviser and the Sub-Adviser) are for administrative support services to customers who may from time to time beneficially own shares, which services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules or regulations.

Rule 12b-1 Distribution and Service Plans.

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a "Rule 12b-1 Plan") on behalf of Class A, C and R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

"Defensive" Rule 12b-1 Plan. The Trust has adopted a "defensive" Rule 12b-1 Plan on behalf of the following: Class A shares of the Balanced, Convertible, Diversified Stock, Established Value, Financial Reserves, Federal Money Market, Fund for Income, Growth, Institutional Money Market, Intermediate Income, International, National Municipal Bond, New York Municipal Bond, Ohio Municipal Bond, Ohio Municipal Money Market, Real Estate, Small Company Opportunity, Special Value and Value Funds; the Class A and Class R shares of the Stock Index

Fund; and the Investor and Select shares of the Federal Money Market and Institutional Money Market Funds. The Board has adopted this Plan to allow the Adviser, any Sub-Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to the Plan. Under this Plan, if a payment to the Advisers or a Sub-Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by the Plan.

This Plan specifically recognizes that the Adviser, any Sub-Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Plan provides that the Adviser, a Sub-Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

This Plan has been approved by the Board. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. In particular, the Board noted that the Plan does not authorize payments by the Funds other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser, a Sub-Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of the Funds' shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with which shareholders have other relationships.

Class C Rule 12b-1 Plan. The Trust has adopted a Rule 12b-1 Plan, pursuant to which Class C shares of each of the Fund for Income and the Balanced, Diversified Stock, Established Value, Gradison Government Reserves, Growth, Real Estate, Small Company Opportunity, Special Value and Value Funds pay the
Distributor a distribution and service fee of 1.00%. The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. Fees may also be used to pay persons, including but not limited to the Funds' transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund's transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan. The Trust also has adopted a Rule 12b-1 Plan, pursuant to which Class R shares of (1) each of the Balanced, Diversified Stock, Established Value, Growth, International, Real Estate, Small Company Opportunity, Special Value and Value Funds pay the Distributor a distribution and service fee of up to 0.50%; and (2) the Fund for Income pay the Distributor a distribution and service fee of up to 0.25%. Select Class shares (formerly Class G shares) of the Gradison Government Reserves Fund pay no distribution or service fees. Under this Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund's prospectus, statement of additional information and reports to prospective investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to these Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund's Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds' transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds' Class R shares, including, without limitation, payments to salesmen and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, this Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds' Class R shares, or to third parties, including banks, that render shareholder support services.

Class C and Class R Rule 12b-1 Plans. The amount of the Rule 12b-1 fees payable by any Fund under either of these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor and neither Plan obligates a Fund to reimburse the Distributor for such expenses. The fees set forth in either Rule 12b-1 Plan will be paid by each such Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to such Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

The Class C and Class R Rule 12b-1 Plans were approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and their Class C and Class R shareholders. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder's broker. The following tables reflect the payment of Rule 12b-1 fees to the Distributor pursuant to the Plans during the fiscal year or period ended October 31, 2002 . All such payments consisted of compensation to broker-dealers. Sales of Class C shares of the Funds shown in the following table began after February 28, 2002. Sales of Class C shares of the Balanced, Established Value, Gradison Government Reserves, Growth, Small Company Opportunity, Special Value and Value Funds began after October 31, 2002 and these Funds, therefore, are not reflected in the following table.

Class C Shares.

- -------------------------------------
 Diversified Stock       $8,688
- -------------------------------------
Fund for Income            2,559
- -------------------------------------
Real Estate                1,241


Class R Shares.

- -------------------------------------
 Balanced                $15,944
- -------------------------------------
Diversified Stock        872,357
- -------------------------------------
Established Value      1,306,777
- -------------------------------------
Fund for Income          675,377
- -------------------------------------
International             84,282
- -------------------------------------
Real Estate               15,216
- -------------------------------------
Growth                    40,538
- -------------------------------------
Small Company            410,180
Opportunity
- -------------------------------------
Special Value              5,952
- -------------------------------------
Stock Index               58,388
- -------------------------------------
Value                     46,463
- -------------------------------------

Fund Accountant.

BISYS Fund Services Ohio, Inc. serves as Fund Accountant for all of the Funds pursuant to a fund accounting agreement with the Trust dated April 1, 2002. The Fund Accountant calculates each Fund's NAV, the dividend and capital gain distribution, if any, and the yield. The Fund Accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. For each Equity Fund, the Fund Accountant is entitled to receive an annual fee of $60,000. Any Equity Fund with average daily net assets of less than $175 million as of April 1, 2002 will pay an annual fee of only $35,000 until that Fund's average daily net assets reach $175 million. For each Fixed Income Fund, the Fund Accountant is entitled to receive an annual fee of $50,000. Any Fixed Income Fund with average daily net assets of less than $75 million as of April 1, 2002 will pay an annual fee of only $35,000 until that Fund's average daily net assets reach $75 million. For each Money Market Fund, the Fund Accountant is entitled to receive an annual fee of $100,000. With respect to each Fund, the charges described above do not include out-of-pocket expenses or multiple class charges of $833 per month assessed for each class of shares after the first class and a $5 per security transaction charge. For the last three fiscal years ended October 31, 2002, the Fund Accountant earned the following fees:

- ------------------------------------------------------------------------------
                                        2002          2001          2000
- ------------------------------------------------------------------------------
Balanced                              $135,691      $157,230      $153,677
- ------------------------------------------------------------------------------
Convertible                             60,093        61,656        49,942
- ------------------------------------------------------------------------------
Diversified Stock                      128,356       152,152       145,531
- ------------------------------------------------------------------------------
Established Value                       80,914        90,564        81,558
- ------------------------------------------------------------------------------
Federal Money Market                   122,888       128,435       125,281
- ------------------------------------------------------------------------------
Financial Reserves                     107,403       101,358       108,622
- ------------------------------------------------------------------------------
Fund for Income                        149,435       129,040        90,489
- ------------------------------------------------------------------------------
Gradison Government Reserves           117,743       128,073       125,644
- ------------------------------------------------------------------------------
Growth                                  84,913        96,737        93,305
- ------------------------------------------------------------------------------
Institutional Money Market             125,751       144,995       146,368
- ------------------------------------------------------------------------------
Intermediate Income                     91,767        88,830        86,263
- ------------------------------------------------------------------------------
International                           94,896        93,036        90,041
- ------------------------------------------------------------------------------
National Municipal Bond                 67,754        58,861        57,379
- ------------------------------------------------------------------------------
New York Municipal Bond                 51,924        51,567        52,117
- ------------------------------------------------------------------------------
Ohio Municipal Bond                     89,350        86,460        83,673
- ------------------------------------------------------------------------------
Ohio Municipal Money Market            117,114       117,339       116,763
- ------------------------------------------------------------------------------
Prime Obligations                      127,644       142,750       141,998
- ------------------------------------------------------------------------------
Real Estate                             55,630        45,848        41,265
- ------------------------------------------------------------------------------
Small Company Opportunity               60,556        56,702        53,161
- ------------------------------------------------------------------------------
Special Value                           82,444        78,273        77,067
- ------------------------------------------------------------------------------
Stock Index                            182,028       202,401       173,358
- ------------------------------------------------------------------------------
Tax-Free Money Market                  111,386       106,364       103,914
- ------------------------------------------------------------------------------
Value                                   86,971       101,998       100,180
- ------------------------------------------------------------------------------

Custodian.

General. Cash and securities owned by each of the Funds are held by KeyBank as custodian pursuant to a Custodian Agreement dated July 2, 2001. KeyBank is located at 127 Public Square, Cleveland, Ohio 44114. Under this Agreement, KeyBank (1) maintains a separate account or accounts in the name of each Fund;
(2) makes receipts and disbursements of money on behalf of each Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust's operations. KeyBank may, with the approval of a Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that KeyBank shall remain liable for the performance of all of its duties under the Custodian Agreement. Cash and securities owned by the Funds are also held by The Bank of New York

("BNY") as sub-custodian, and certain foreign sub-custodians, pursuant to a Global Custody Agreement dated October 14, 1999, as amended April 1, 2001. BNY is located at One Wall Street, New York, New York 10286.

Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund's board of directors to delegate to a "Foreign Custody Manager" the selection and monitoring of foreign sub-custodian arrangements for the Trust's assets. Accordingly, the Board delegated these responsibilities to BNY pursuant to a Foreign Custody Manager Agreement dated July 1, 2001. As Foreign Custody
Manager, BNY must (a) determine that Trust assets held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust's foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, BNY will not evaluate a particular country's investment risks, such as (a) the use of compulsory depositories, (b) such country's financial infrastructure, (c) such country's prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and
(g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. BNY will provide to the Board quarterly written reports regarding the Trust's foreign custody arrangements.

Independent Accountants.

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's auditors.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.

Expenses.

The Funds bear the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Funds' existence, costs of shareholders' reports and meetings and any extraordinary expenses incurred in the Funds' operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust is a Delaware statutory trust. The Trust's Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, par value $0.001. The Trust currently has six series of shares, which represent interests in the Funds and their respective classes listed below (described in separate Statements of Additional Information) in addition to those listed on the first page of this SAI. These Funds are not currently in operation.

      1.    Equity Income Fund, Class A Shares
      2.    Maine Municipal Bond Fund (Intermediate), Class A Shares
      3.    Maine Municipal Bond Fund (Short-Intermediate), Class A Shares
      4.    Michigan Municipal Bond Fund, Class A Shares
      5.    National Municipal Bond Fund (Long), Class A Shares
      6.    National Municipal Bond Fund (Short-Intermediate), Class A Shares

The Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.

Additional Information About the Stock Index Fund.

The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Principal Holders of Securities.

The names and addresses of the record holders and, to the best knowledge of the Trust, the beneficial owners of, 5% or more of the outstanding shares of each class of the Funds' equity securities as of January 31, 2003, and the percentage of the outstanding shares held by such holders are set forth in the following table.


- ---------------------------------- --------------------------------------------------  ----------------------- ------------------
          Fund-- Class                  Name and Address of Owner                      Percent Owned of        Percent Owned
                                                                                           Record              Beneficially
- ---------------------------------- --------------------------------------------------  ----------------------- ------------------
Balanced-- A                       SNBOC and Company                                       85.05%
                                   4900 Tiedeman Road
                                   Cleveland, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Balanced--  R                      Key Trust Trustee                                        8.22%                 8.22%
                                   Cleveland Indians Key Employee
                                   Share Option Plan   Dtd 4-9-98
                                   Attn Gene Craciun
                                   Victory Capital Management Inc.
- ---------------------------------- ------------------------------------------------  ----------------------- --------------------


                                      100

- ---------------------------------- --------------------------------------------------  ----------------------- ------------------
          Fund-- Class                  Name and Address of Owner                      Percent Owned of        Percent Owned
                                                                                           Record              Beneficially
- ---------------------------------- --------------------------------------------------  ----------------------- ------------------
                                   Anesthesia Assoc. of Cincinnati, Inc.                   7.81%                  7.81%
                                   200 Northland Blvd.
                                   Cincinnati, OH 45246
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Convertible-- A                    Charles Schwab & Co.                                    29.07%
                                   FOB Customers
                                   101 Montgomery Street
                                   San Francisco, CA 94104
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
                                   SBNOC and Company                                       48.98%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Diversified Stock-- A              JPMorgan Chase Bank                                     5.42%
                                   Deloitte & Touche 401K
                                   3 Metro Tech Center 6th Floor
                                   Brooklyn, NY 11245
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
                                   SNBOC and Company                                       37.63%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Diversified Stock-- C              Merrill Lynch Pierce Fenner & Smith Inc                62.89%
                                   For Sole Benefit of its Customers
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL 32246
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
                                   Mesirow Financial Inc.                                   5.03%
                                   350 North Clark Street
                                   Chicago, IL 60610
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Established Value-- A              SNBOC and Company                                       80.60%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
                                   BISYS Retirement Services FBO                           5.00%
                                   Advertiser Printers 401K Plan
                                   700 17th Street  Suite 300
                                   Denver, CO 80202
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Federal Money Market-- Investor    SNBOC and Company                                       63.87%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
                                   Fiscal Office Summit County                             5.37%
                                   175 South Main Street  Room 320
                                   Akron, OH 44308
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
                                   SNBOC and Company                                       18.09%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Federal Money Market-- Select      SNBOC and Company                                       97.18%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Financial Reserves                 SNBOC and Company                                       97.06%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Fund for Income-- A                SNBOC and Company                                       73.08%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Fund for Income-- C                Merrill Lynch Pierce Fenner & Smith Inc                18.29%                18.29%
                                   For Sole Benefit of its Customer
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL  32246
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------



                                      101

- ---------------------------------- --------------------------------------------------  ----------------------- ------------------
          Fund-- Class                  Name and Address of Owner                      Percent Owned of        Percent Owned
                                                                                           Record              Beneficially
- ---------------------------------- --------------------------------------------------  ----------------------- ------------------
                                   McDonald Investments Inc                                 5.23%                 5.23%
                                   FBO Ida Szego
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Gradison Government Reserves--     SNBOC and Company                                        6.72%
Select                             4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
                                   SNBOC and Company                                        6.15%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
                                   McDonald & Co. Securities                               62.36%
                                   The Exclusive Benefit of Clients
                                   580 Walnut Street  4th Floor
                                   Cincinnati, OH 45202-3110
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
                                   SNBOC and Company                                       20.12%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Gradison Government Reserves--     SNBOC and Company                                       99.85%
Trust                              4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------  ---------------------- --------------------
Growth-- A                         JPMorgan Chase Bank                                     9.76%
                                   Deloitte & Touche PSP
                                   Investor Services
                                   3 Metro Tech Center 6th Floor
                                   Brooklyn, NY 11245
- ---------------------------------- ------------------------------------------------  ----------------------- --------------------
                                   JPMorgan Chase Bank                                    23.28%
                                   Deloitte & Touche 401K Plan
                                   Investor Services
                                   3 Metro Tech Center 6th Floor
                                   Brooklyn, NY 11245
- ---------------------------------- ------------------------------------------------- ---------------------- ---------------------
                                   SNBOC and Company                                       60.95%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- ------------------------------------------------- ---------------------- --------------------
Institutional Money Market--       McDonald & Co. Securities                                6.17%
Investor                           The Exclusive Benefit of Customers
                                   580 Walnut Street
                                   Cincinnati, OH 45202-3110
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   SNBOC and Company                                       14.26%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   SNBOC and Company                                       74.39%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
Institutional Money Market--       SNBOC and Company                                       86.35%
Select                             4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   Austin Company                                           7.67%
                                   6095 Parkland Blvd
                                   Cleveland OH 44124
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
Intermediate Income-- A            SNBOC and Company                                       87.84%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------





                                      102

- ---------------------------------- --------------------------------------------------  ----------------------- ------------------
          Fund-- Class                  Name and Address of Owner                      Percent Owned of        Percent Owned
                                                                                           Record              Beneficially
- ---------------------------------- --------------------------------------------------  ----------------------- ------------------
International-- A                  SNBOC and Company                                       87.82%
                                   4900 Tiedeman  Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
International--  R                 Werner Kummerle                                          8.15%                 8.15%
                                   Sue Kummerle
                                   6890 Marblehead Drive
                                   Cincinnati, OH 45243
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
National Municipal Bond-- A        Charles Schwab & Co                                     9.86%
                                   Customers
                                   101 Montgomery Street
                                   San Francisco, CA  94104
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   Pent Co                                                 5.22%                 5.22%
                                   c/o Cosmopolitan Bank Trust
                                   801 North Clark Street
                                   Chicago, IL  60610
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   SNBOC and Company                                       20.13%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
New York  Municipal Bond-- A       SNBOC and Company                                       34.99%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
Ohio Municipal Bond--   A          SNBOC and Company                                       29.18%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
Ohio Municipal  Money Market       SNBOC and Company                                       14.93%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   McDonald & Co. Securities                               33.01%
                                   The Exclusive Benefit of Clients
                                   580 Walnut Street
                                   Cincinnati, OH 45202
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   SNBOC and Company                                       43.10%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
Prime Obligations                  McDonald & Co. Securities                               22.72%
                                   The Exclusive Benefit of Customers
                                   580 Walnut Street
                                   Cincinnati, OH 45202
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   SNBOC and Company                                       26.98%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   SNBOC and Company                                       40.25%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
Real Estate-- A                    SNBOC and Company                                       57.07%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   Merrill Lynch Pierce Fenner & Smith                     22.97%
                                   4800 E Deer Lake Drive
                                   Jacksonville, FL  32246
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   BNY Clearing Services LLC                               5.63%
                                   111 East Kilbourn Avenue
                                   Milwaukee, WI  53202
- ---------------------------------- -------------------------------------------------- --------------------- --------------------




                                      103

- ---------------------------------- --------------------------------------------------  ----------------------- ------------------
          Fund-- Class                  Name and Address of Owner                      Percent Owned of        Percent Owned
                                                                                           Record              Beneficially
- ---------------------------------- --------------------------------------------------  ----------------------- ------------------
Real Estate-- C                    Merrill Lynch Pierce Fenner & Smith Inc                73.74%
                                   For Sole Benefit of its Customer
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL 32246
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
                                   Raymond James Assoc Inc                                10.77%
                                   FBO Ankney IRA
                                   880 Carillion Parkway
                                   St Petersburg, FL 33716
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
Real Estate--  R                   Werner Kummerle JT TEN                                  22.12%                22.12%
                                   6890 Marblehead Dr
                                   Cincinnati, OH 45243
- ---------------------------------- -------------------------------------------------- --------------------- --------------------
Small Company Opportunity-- A      SNBOC and Company                                       81.55%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- ----------------------------------------------------------------------- --------------------
                                   Huntington Bank                                          7.83%
                                   Carey & Co.
                                   7 Easton Oval
                                   Columbus, OH 43219
- ---------------------------------- ----------------------------------------------------------------------- --------------------
Special Value-- A                  SNBOC and Company                                       92.85%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- ----------------------------------------------------------------------- --------------------
Special Value--  R                 SNBOC and Company                                        8.21%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- ----------------------------------------------------------------------- --------------------
Stock Index-- A                    SNBOC and Company                                       77.31%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- ----------------------------------------------------------------------- --------------------
                                   Delaware Charter Guarantee & Trust                      8.82%
                                   FBO Principal Financial Group
                                   401K Plan
                                   1013 Centre Road
                                   Wilmington, DE 19805
- ---------------------------------- ----------------------------------------------------------------------- --------------------
Tax-Free  Money Market             SNBOC and Company                                       19.08%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- ----------------------------------------------------------------------- --------------------
                                   SNBOC and Company                                       37.08%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- ----------------------------------------------------------------------- --------------------
                                   McDonald & Co. Securities                               37.09%
                                   The Exclusive Benefit of Clients
                                   580 Walnut Street
                                   Cincinnati, OH 45202-3110
- ---------------------------------- ----------------------------------------------------------------------- --------------------
                                   SNBOC and Company                                        6.06%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- ----------------------------------------------------------------------- --------------------
Value-- A                          SNBOC and Company                                       88.61%
                                   4900 Tiedeman Road
                                   Brooklyn, OH 44144
- ---------------------------------- ----------------------------------------------------------------------- --------------------

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual Fund or class, and (2) when the Board has determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware statutory trust. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Financial Statements.

The audited financial statements of the Trust, with respect to all the Funds, for the fiscal period or year ended October 31, 2002 are incorporated by reference herein.

Miscellaneous.

As used in the Prospectuses and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Board. The Board may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Board in making allocations of general assets to a particular Fund will be the relative NAV of each respective Fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Board and will be in accordance with generally accepted accounting principles.
Determinations by the Board as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the Prospectuses and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust. The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectuses and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.

APPENDIX.

Description of Security Ratings

The NRSROs that the Adviser or the Sub-Adviser may utilize with regard to portfolio investments for the Funds include Moody's, S&P and Fitch, Inc. ("Fitch"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that the Adviser or a Sub-Adviser may utilize and the description of each NRSRO's ratings is as of the date of this SAI and may subsequently change.

Moody's

      Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security's ranking within the category. For example, a rating of A-3 is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

      Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes Moody's two highest short-term debt ratings.

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Short-Term Loan/Municipal Note Ratings. The following describes Moody's two highest short-term loan/municipal note ratings.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P

      Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification. For example, a rating of A- is considered to be within the A rating and a Fund that has a policy of investing in securities with ratings of A or above may invest in A-1 rated securities.

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes S&P's three highest short-term debt ratings.

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2.   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      Short-Term Loan/Municipal Note Ratings. The following describes S&P's two highest municipal note ratings.

SP-1. Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest.

Fitch

      International Long-Term Credit Ratings

            Investment Grade

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

            Speculative Grade

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

      International Short-Term Credit Ratings. The following describes Fitch's two highest short-term ratings:

F1. Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      Notes to Long- and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

The Annual Report to shareholders of International Fund for the fiscal year ended October 31, 2002 is part of this SAI and will be provided to all shareholders requesting this SAI.



October 31, 2002

News,
Analysis and
Information

Annual Report

Value Fund
Diversified Stock Fund
Stock Index Fund
Growth Fund
Established Value Fund
Special Value Fund
Small Company Opportunity Fund
International Fund
Nasdaq-100 Index(R) Fund
LifeChoice Conservative Investor Fund
LifeChoice Moderate Investor Fund
LifeChoice Growth Investor Fund
Balanced Fund
Convertible Fund
Real Estate Fund
Intermediate Income Fund
Fund for Income
National Municipal Bond Fund
New York Municipal Bond Fund
Ohio Municipal Bond Fund

Victory Funds
LOGO (R)

The Victory Portfolios

Table of Contents

Shareholder Letter                                          3

Fund Review and Commentary                                  4

Introduction to Victory Equity Funds                        4
Introduction to Victory Specialty Funds                    15
Introduction to Victory Taxable Fixed Income Funds         22
Introduction to Victory Tax-Exempt Fixed Income Funds      25
Introduction to the Financial Statements                   28
How to Read Your Financial Statement                       29

Financial Statements                                       31

The Victory Equity Funds

   Value Fund
      Schedules of Investments                             31
      Statement of Assets and Liabilities                  46
      Statement of Operations                              47
      Statements of Changes in Net Assets                  48
      Financial Highlights                                 50

   Diversified Stock Fund
      Schedules of Investments                             33
      Statement of Assets and Liabilities                  46
      Statement of Operations                              47
      Statements of Changes in Net Assets                  48
      Financial Highlights                              51-52

   Stock Index Fund
      Schedules of Investments                             35
      Statement of Assets and Liabilities                  46
      Statement of Operations                              47
      Statements of Changes in Net Assets                  48
      Financial Highlights                                 53

   Growth Fund
      Schedules of Investments                             42
      Statement of Assets and Liabilities                  46
      Statement of Operations                              47
      Statements of Changes in Net Assets                  49
      Financial Highlights                                 54

   Established Value Fund
      Schedules of Investments                             44
      Statement of Assets and Liabilities                  46
      Statement of Operations                              47
      Statements of Changes in Net Assets                  49
      Financial Highlights                                 55

Victory Capital Management Inc., a subsidiary of KeyCorp, is the investment adviser to the Victory Funds. The Victory Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc. receives fees for its services from the Victory Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at victoryfunds.com or call
1-800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

                               NOT FDIC INSURED

                Shares of the Victory Funds are not insured by
             the FDIC, are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Victory Funds
LOGO (R)

Call Victory at:
800-539-FUND (800-539-3863)

Visit our web site at:
www.victoryfunds.com

   Special Value Fund
      Schedules of Investments                             56
      Statement of Assets and Liabilities                  65
      Statement of Operations                              66
      Statements of Changes in Net Assets                  67
      Financial Highlights                                 68

   Small Company Opportunity Fund
      Schedules of Investments                             58
      Statement of Assets and Liabilities                  65
      Statement of Operations                              66
      Statements of Changes in Net Assets                  67
      Financial Highlights                              69-70

   International Fund
      Schedules of Investments                             60
      Statement of Assets and Liabilities                  65
      Statement of Operations                              66
      Statements of Changes in Net Assets                  67
      Financial Highlights                                 71

   Nasdaq-100 Index(R) Fund
      Schedules of Investments                             63
      Statement of Assets and Liabilities                  65
      Statement of Operations                              66
      Statements of Changes in Net Assets                  67
      Financial Highlights                                 72

The Victory Specialty Funds

   LifeChoice Conservative Investor Fund
      Schedules of Investments                             73
      Statement of Assets and Liabilities                  76
      Statement of Operations                              77
      Statements of Changes in Net Assets                  78
      Financial Highlights                                 79

   LifeChoice Moderate Investor Fund
      Schedules of Investments                             74
      Statement of Assets and Liabilities                  76
      Statement of Operations                              77
      Statements of Changes in Net Assets                  78
      Financial Highlights                                 80

   LifeChoice Growth Investor Fund
      Schedules of Investments                             75
      Statement of Assets and Liabilities                  76
      Statement of Operations                              77
      Statements of Changes in Net Assets                  78
      Financial Highlights                                 81

   Balanced Fund
      Schedules of Investments                             82
      Statement of Assets and Liabilities                  92
      Statement of Operations                              93
      Statements of Changes in Net Assets                  94
      Financial Highlights                                 95

   Convertible Fund
      Schedules of Investments                             87
      Statement of Assets and Liabilities                  92
      Statement of Operations                              93
      Statements of Changes in Net Assets                  94
      Financial Highlights                                 96

   Real Estate Fund
      Schedules of Investments                             91
      Statement of Assets and Liabilities                  92
      Statement of Operations                              93
      Statements of Changes in Net Assets                  94
      Financial Highlights                                 97

The Victory Taxable Fixed Income Funds

   Intermediate Income Fund
      Schedules of Investments                             98
      Statement of Assets and Liabilities                 103
      Statement of Operations                             104
      Statements of Changes in Net Assets                 105
      Financial Highlights                                106

   Fund for Income
      Schedules of Investments                            101
      Statement of Assets and Liabilities                 103
      Statement of Operations                             104
      Statements of Changes in Net Assets                 105
      Financial Highlights                            107-108

The Victory Tax-Exempt Fixed Income Funds

   National Municipal Bond Fund
      Schedules of Investments                            109
      Statement of Assets and Liabilities                 120
      Statement of Operations                             121
      Statements of Changes in Net Assets                 122
      Financial Highlights                                123

   New York Municipal Bond Fund
      Schedules of Investments                            112
      Statement of Assets and Liabilities                 120
      Statement of Operations                             121
      Statements of Changes in Net Assets                 122
      Financial Highlights                                124

   Ohio Municipal Bond Fund
      Schedules of Investments                            114
      Statement of Assets and Liabilities                 120
      Statement of Operations                             121
      Statements of Changes in Net Assets                 122
      Financial Highlights                                125

Notes to Financial Statements                             126

Report of Independent Accountants                         142

Letter to our Shareholders

Thank you for the confidence you've exhibited in the Victory Funds throughout The last 12 months. It has been a difficult investment environment that has caused many investors to re-examine their financial goals and question their asset allocations.

Equity markets showed a constant pattern of withdrawals and bond managers saw interest in their products rebound to unexpected levels. Interest rates continued downward yet money market funds saw strong inflows as quality and safety were themes that played well in an otherwise volatile time.

Throughout this difficult period, our adviser, Victory Capital Management Inc., has worked diligently to stay true to its course. Each of the Funds is established to invest in particular types of stocks or bonds, which are defined in each of the prospectuses. Though the markets did not always reward us, the Funds were kept fully invested in a manner consistent with our stated philosophy. One of Victory's basic tenets is the belief in independent, fundamental research; our analysts focused time and effort on identifying securities that might present opportunities in an uncertain environment. Similarly, we gave a great deal of attention to both credit quality and interest rate trends as we managed our bond and money market funds. All of these factors support our goal of producing highly competitive performance on a long-term, risk-adjusted basis.

Adding to the complexity of the economic environment over the last 12 months was the highly publicized management difficulties at a number of major companies. These issues further shook the confidence of investors but also led quickly to increased focus on corporate governance and the need for knowledgeable oversight by directors and trustees. The mutual fund industry has been affected by these regulatory changes; our trustees are working hard to become familiar with the requirements and to ensure that investors' interests are served.

You will find detailed information about the Funds, as well as informational and educational articles on our Web site (www.victoryfunds.com). You may also contact our shareholder servicing center at 1-800-539-3863.

Thank you for choosing the Victory Funds.

/s/ Kathleen A. Dennis
Kathleen A. Dennis
President
Victory Funds

Introduction to
Equity Funds

The Investment Process

The Victory Equity Funds that are managed according to the "diversified" style attempt to remain flexible in order to adjust to changing market conditions.

The Victory Equity Funds that are managed according to a "value" style seek to outperform an appropriate market benchmark while maintaining broad market sector exposure. The approach to managing these funds is to target stocks that are statistically inexpensive (low P/Es, low price-to-book, high-yield stocks) and find situations where investor sentiment is improving as evidenced by upward earnings revisions and positive earnings events.

The Victory Equity Funds that are managed according to the "growth" style subscribe to the philosophy of "Growth At a Reasonable Price" (GARP). They seek to identify stocks believed to have future return prospects greater than the overall market.

The Victory Equity Funds that are not actively managed include the Stock Index Fund and the Nasdaq-100 Index(R) Fund. These Funds attempt to duplicate the performance of the S&P 500 Index and NASDAQ-100 Index,(R) respectively.

                                 Value Funds

                           EQUITY RESEARCH UNIVERSE

                               VALUE MANAGEMENT

            Valuation > Statistical Cheapness > Earnings Revisions

                              buy/sell decisions

                                 VALUE FUNDS

                              Victory Value Fund
                        Victory Established Value Fund
                          Victory Special Value Fund
                     Victory Small Company Opportunity Fund



                              Diversified Funds

                           EQUITY RESEARCH UNIVERSE

                            DIVERSIFIED MANAGEMENT

                                Value > Growth

                         Market Condition Assessment

                              buy/sell decisions

                              DIVERSIFIED FUNDS

                        Victory Diversified Stock Fund


                                 Growth Funds

                           EQUITY RESEARCH UNIVERSE

                              GROWTH MANAGEMENT

          Return Prospects > Statistical Valuation >Risk Assessment

                              buy/sell decisions

                                 GROWTH FUNDS

                             Victory Growth Fund
                         Victory International Fund*

* As of July 7, 2002, the Victory International Fund was managed in a value style.

The Victory Equity Funds

Value Fund

The equity markets were buffeted by a number of crosscurrents during the fiscal year. The economy, which at the beginning of the fiscal year was in recession, was clearly in recovery by first calendar quarter end. While a recovery had been widely anticipated, it was generally expected to occur later in the year. Moreover, the magnitude of the initial stages of the recovery was greater than expected. By early summer, however, concerns emerged that the sharp decline in equity prices might weaken consumer confidence and lead to a slowdown in consumer spending. By the end of the summer, it was apparent that consumer spending, the driving force behind the economic recovery, was faltering and capital spending was not improving as much as hoped. As a result, many economists reduced their estimates for fourth quarter Gross Domestic Product. Moreover, reduced economic growth expectations, combined with decidedly negative third quarter earnings preannouncements from a number of well-respected companies across a variety of industries, led to downward revisions to 2002 and 2003 earnings estimates.

In addition to the uncertainties associated with a downturn in the economic cycle, investors' confidence was strained by a host of other issues. Perhaps most significant were accounting and corporate governance scandals at a number of high-profile companies. Escalating tensions between nuclear-armed India and Pakistan further unnerved investors, as did continued violence in the Middle East and the potential of a U.S. invasion of Iraq. The ongoing national terrorism alerts also kept Americans mindful of the potential for additional terrorist attacks on U.S. citizens and institutions.

Reflecting these crosscurrents, the equity market declined for the second consecutive year. All three major market indices -- the S&P 500*, the DJIA** and the NASDAQ*** -- posted double-digit percentage declines. Technology and telecommunications issues led the market's decline. The technology-heavy NASDAQ fell 21.0% during the year ended October 31, and now has declined nearly 75% from its high on March 10, 2000. The more broadly diversified S&P 500 Index declined 15.1%, while the DJIA dropped 5.6%. Surprisingly, unlike last year when value stocks significantly outperformed growth stocks, value stocks performed in line with growth stocks. The S&P BARRA Value Index**** was down 15.8% for the year.

Consistent with the declines in the broad market, the Value Fund declined 17.2% (Class A shares at net asset value) during fiscal year 2002. Performance modestly lagged the S&P 500 Index return of -15.1%, in part

(Continued on next page)

Value Fund
vs. S&P 500*

(Dollars in thousands)

                 Value Fund      Value Fund
                Class A @ MOP   Class A @ NAV      S&P 500

12/3/93              9425            10000          10000
1/31/94              9841            10442          10340
3/31/94              9081            9635           9621
5/31/94              9432            10008          9904
6/30/94              9251            9815           9661
7/31/94              9508            10088          9979
8/31/94              9852            10453          10388
9/30/94              9570            10153          10134
10/31/94             9733            10327          10361
11/30/94             9445            10021          9984
12/31/94             9555            10138          10132
1/31/95              9791            10388          10395
2/28/95              10185           10806          10800
3/31/95              10443           11080          11119
4/30/95              10651           11301          11446
5/31/95              11067           11742          11904
6/30/95              11184           11867          12180
7/31/95              11503           12205          12584
8/31/95              11613           12322          12616
9/30/95              12011           12744          13148
10/31/95             11901           12627          13101
11/30/95             12502           13265          13676
12/31/95             12777           13557          13940
1/31/96              13181           13985          14414
2/29/96              13243           14051          14548
3/31/96              13602           14432          14688
4/30/96              13737           14575          14904
5/31/96              13955           14807          15289
6/30/96              14033           14889          15347
7/31/96              13449           14270          14669
8/31/96              13773           14613          14978
9/30/96              14428           15308          15822
10/31/96             14836           15741          16258
11/30/96             15903           16873          17487
12/31/96             15640           16594          17140
1/31/97              16332           17328          18211
2/28/97              16453           17456          18354
3/31/97              15812           16777          17600
4/30/97              16429           17431          18650
5/31/97              17464           18529          19786
6/30/97              18122           19227          20674
7/31/97              19556           20749          22318
8/31/97              18552           19684          21067
9/30/97              19519           20709          22221
10/31/97             18877           20029          21479
11/30/97             19707           20909          22473
12/31/97             19942           21159          22859
1/31/98              20147           21376          23112
2/28/98              21484           22795          24779
3/31/98              22519           23893          26048
4/30/98              22712           24098          26309
5/31/98              22326           23688          25857
6/30/98              23008           24412          26908
7/31/98              22839           24232          26621
8/31/98              19699           20900          22778
9/30/98              21312           22612          24231
10/31/98             22739           24126          26202
11/30/98             23933           25393          27792
12/31/98             25194           26731          29391
1/31/99              25917           27498          30621
2/28/99              25382           26930          29669
3/31/99              25901           27482          30857
4/30/99              27522           29201          32051
5/31/99              27016           28664          31294
6/30/99              28353           30083          33034
7/31/99              27369           29038          31999
8/31/99              26891           28532          31841
9/30/99              25784           27357          30968
10/31/99             27290           28955          32928
11/30/99             27299           28964          33604
12/31/99             27983           29690          35576
1/31/2000            26923           28565          33788
2/29/2000            25471           27025          33149
3/31/2000            28395           30127          36392
4/30/2000            27970           29676          35297
5/31/2000            28362           30092          34573
6/30/2000            27808           29504          35425
7/31/2000            27579           29261          34871
8/31/2000            29083           30857          37037
9/30/2000            28565           30307          35082
10/31/2000           29563           31367          34934
11/30/2000           28039           29749          32179
12/31/2000           29190           30970          32337
1/31/2001            29842           31663          33484
2/28/2001            28499           30237          30431
3/31/2001            27300           28965          28503
4/30/2001            29087           30862          30718
5/31/2001            29472           31270          30924
6/30/2001            28371           30102          30171
7/31/2001            28121           29836          29874
8/31/2001            26658           28284          28004
9/30/2001            24487           25981          25740
10/31/2001           24950           26472          26233
11/30/2001           26490           28106          28246
12/31/2001           26667           28294          28493
1/31/2002            26285           27888          28078
2/28/2002            26157           27753          27536
3/31/2002            27146           28803          28572
4/30/2002            25655           27220          26839
5/31/2002            25548           27107          26642
6/30/2002            23821           25274          24744
7/31/2002            21644           22964          22816
8/31/2002            21686           23009          22965
9/30/2002            19114           20281          20469
10/31/2002           20656           21916          22271

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                      VALUE FUND               VALUE FUND
                        Class A                  Class G

                              Maximum
                  Net Asset   Offering         Net Asset
                  Value       Price            Value

One Year          -17.21%     -21.98%          -17.50%
Three Year         -8.87%     -10.65%             N/A
Five Year           1.82%       0.62%             N/A
Since Inception     9.21%       8.48%           -9.43%

The inception date for Class A is December 3, 1993.
The inception date for Class G is December 15, 1999.
The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

The Victory Equity Funds
reflecting the weak performance of value stocks, but also reflecting the negative contribution of stock selection. The Fund's performance relative to the S&P 500 was aided by sector allocation. Most noteworthy were the Fund's overweighted positions in the Basic Industry and Financial sectors, which were the two best performing sectors for the year. The Fund's underweight in the Technology sector, which has been in place for several years now, continued to benefit performance as Technology ranked among the worst performing sectors during the fiscal year. The Utilities sector posted the largest decline of the eight sectors and the Fund's overweight in that sector modestly detracted from what was otherwise a very positive contribution from sector allocation.

While an overweight position in Utilities detracted from performance, stock selection within the sector offset the negative contribution as the Fund's focus on regulated gas and electric companies Cinergy, FPL Group, Exelon, and Constellation Energy, proved extremely beneficial. In addition to the Utilities sector, stock selection was also positive in the Capital Goods, Consumer Staples and Consumer Cyclicals sector, particularly in the miscellaneous industrial and food/beverage industry groups. In the miscellaneous industrial group, overweight positions in Emerson Electric and Textron, two of the few companies in the group to record positive returns for the trailing year, proved quite beneficial, while underweighting General Electric and avoiding Tyco International Ltd. also provided a relative boost to performance. Likewise, positions in Wendy's International, Sara Lee and Anheuser-Busch Cos. all outperformed the return for the food/beverage industry group.

In spite of the solid performance of these companies, stock selection had an overall negative effect on performance relative to the S&P 500, and was most detrimental in the Financial sector. Entering the year, it was our position that the economy would begin to respond positively to enormous fiscal and monetary stimuli that was put in place during 2001. Accordingly, our focus within the Financial sector was on attractively valued money center banks and brokerage firms, which we believed would benefit from a rebound in the economy and the capital markets. However, during the year, regional banks, thrifts and consumer finance companies outperformed money center banks and brokers as the capital markets remained weak.

Fiscal year 2002 was indeed challenging for equity investors. However, looking forward, there are reasons to be optimistic. In difficult environments like we are experiencing, it is vitally important to focus on fundamentals and it is our conviction that fundamentals remain firm. While its rate of growth is moderate by historical standards, the economy continues to expand. We believe the fiscal and monetary policy enacted to date should help ensure continued economic recovery. Moreover, the low inflation we are experiencing permits the enactment of additional monetary and fiscal stimuli if necessary to stimulate growth. We expect the economy to grow at a rate of 2.5% in 2002, followed by growth of 3.1% in 2003. Earnings are also expected to grow nicely. While 2003 S&P 500 earnings estimates have slipped modestly, they remain decidedly positive and should benefit from ongoing cost cutting as well as underlying growth. Lastly, the market's valuation has improved substantially.

While recent market action is disconcerting, historically, extreme levels of investor pessimism are frequently more indicative of a market bottom than a sign of ominous things to come. An examination of the investment fundamentals suggests this may, in fact, be the case. At present, we find the Basic Industry, Capital Goods and Utilities sectors attractive. We continue to take a conservative posture with respect to the Consumer Cyclicals and Technology sectors principally because of their valuations.

While the market may remain volatile for some time and could decline further, we consider it is very good time to invest in equities and those investors with reasonable time horizons will be amply rewarded. We also think a value orientation should do well given our expectation for continued improvement in the economy.

- ----------------------------------------------------------------------------
*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

**The
Dow Jones Industrial Average (DJIA) is an unmanaged index, made up of 30 stocks. These stocks tend to be those of the largest, most established firms and represent a range of industries. An investor cannot invest directly in an index.

***The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is a disproportionately tech-heavy index. An investor cannot invest directly in an index.

****The S&P Barra Value Index is an unmanaged index, generally representative of all the stocks in the Standard & Poor's 500 that have lower price-to-book ratios. An investor cannot invest directly in an index.

Fund holdings and investment policies are subject to change.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.

The Victory Equity Funds

Diversified Stock Fund

The extraordinary events of fiscal 2002 provided the backdrop for a difficult investing year. After two consecutive years of defeating the index by a sizeable margin, the Diversified Stock Fund declined 16.8% (Class A Shares at net asset value), slightly below the S&P 500* benchmark decline of 15.1%. Importantly, the Fund's longer-term three- and five-year record of outperformance remains intact.

The Fund began the year auspiciously enough with gains through March as the market prematurely anticipated the beneficial effects of stimulative monetary policy. When it became apparent the growth in the economy was primarily the result of inventory accumulation and not final sales, the market began to succumb. The downward movement accelerated throughout the summer as accounting scandals, corporate governance problems, and fears of war and terrorism were overlaid on an already vulnerable economic foundation. By early October, signs of despair and capitulation were rampant. At this time of maximum pessimism, as markets are want to do, the S&P 500 rallied to gain 8.5%, posting the best October performance since 1982.

The market played no favorites in the fiscal year, evidenced by declines in all eight sectors and the relative parity to which value and growth stocks performed. The best performing sector for the fiscal year was Basic Industry, which declined 3.7%, and the Diversified Fund's double-weighted position in this sector worked to its favor. Despite underweighting in the utilities sector it was a leading detractor from performance. The Fund also emphasized positions within the Capital Goods' sector, and superior stock selection in this group helped performance in the fiscal year.

Despite the slow recovery, the economy is in better condition than last year at this time, as lower interest rates have had some time to work through the system. Corporate executives are making no promises for 2003, but in a world where companies are measured on their ability to deliver on expectations, the conservative outlook now projected is gratifying. We are optimistic the economy will continue to improve as we move through fiscal 2003, and with valuations and expectations at these low levels, the market can begin to price in better times. Our conviction remains in the Capital Goods and Basic Industry sectors, and we have aggressively increased positions in Technology, believing these stocks will perform well in anticipation of any acceleration in end user demand. The Fund's mantra remains as its name implies, well diversified in all economic sectors, with a bias toward stocks with low expectations, favorable valuations, and a catalyst for price improvement. The basic investment philosophy has enabled the fund (Class A Shares at net asset value) to deliver superior returns, since the inception of the fund it has outperformed the S&P 500, 11.40% compared to 9.90%.

Diversified Stock Fund
vs. S&P 500*

(Dollars in thousands)

              Diversified Stock    Diversified Stock
               Class A @ MOP        Class A @ NAV        S&P 500

10/31/92            9425               10000              10000
11/30/92            9797               10395              10341
12/31/92            9908               10512              10468
1/31/93             9916               10521              10555
2/28/93             9971               10580              10699
3/31/93             10114              10731              10925
4/30/93             9979               10587              10661
5/31/93             10249              10875              10946
6/30/93             10215              10838              10978
7/31/93             10279              10906              10934
8/31/93             10686              11338              11349
9/30/93             10611              11258              11262
10/31/93            10748              11403              11495
11/30/93            10611              11258              11385
12/31/93            10896              11561              11523
1/31/94             11273              11960              11914
2/28/94             10896              11561              11591
3/31/94             10524              11167              11086
4/30/94             10678              11329              11228
5/31/94             11002              11673              11412
6/30/94             10744              11399              11132
7/31/94             11015              11687              11498
8/31/94             11459              12158              11969
9/30/94             11272              11960              11677
10/31/94            11536              12240              11939
11/30/94            11172              11854              11504
12/31/94            11327              12018              11675
1/31/95             11616              12324              11978
2/28/95             12100              12838              12444
3/31/95             12444              13203              12812
4/30/95             12786              13566              13189
5/31/95             13335              14148              13716
6/30/95             13509              14334              14035
7/31/95             13936              14787              14500
8/31/95             14041              14897              14537
9/30/95             14492              15376              15150
10/31/95            14251              15121              15096
11/30/95            14985              15899              15759
12/31/95            15333              16269              16062
1/31/96             15767              16728              16609
2/29/96             16166              17152              16763
3/31/96             16388              17388              16924
4/30/96             16788              17812              17174
5/31/96             17120              18164              17617
6/30/96             16971              18006              17684
7/31/96             16226              17216              16902
8/31/96             16604              17617              17259
9/30/96             17454              18519              18230
10/31/96            18121              19227              18733
11/30/96            19623              20820              20149
12/31/96            19124              20291              19750
1/31/97             20187              21419              20984
2/28/97             20149              21378              21148
3/31/97             19533              20724              20279
4/30/97             20118              21345              21490
5/31/97             21457              22767              22798
6/30/97             22156              23508              23820
7/31/97             23982              25445              25715
8/31/97             23004              24407              24275
9/30/97             24366              25852              25604
10/31/97            23190              24605              24749
11/30/97            24097              25568              25895
12/31/97            24533              26029              26339
1/31/98             24577              26076              26631
2/28/98             26378              27987              28551
3/31/98             27586              29269              30013
4/30/98             28188              29907              30315
5/31/98             27161              28818              29794
6/30/98             27870              29570              31004
7/31/98             27385              29056              30674
8/31/98             23626              25068              26240
9/30/98             25691              27258              27920
10/31/98            27736              29428              30192
11/30/98            28885              30647              32021
12/31/98            30211              32055              33867
1/31/99             31242              33148              35283
2/28/99             30322              32172              34186
3/31/99             31588              33515              35554
4/30/99             33927              35997              36931
5/31/99             33467              35509              36059
6/30/99             35008              37144              38060
7/31/99             34161              36245              36871
8/31/99             33663              35717              36689
9/30/99             31859              33803              35683
10/31/99            33113              35133              37941
11/30/99            34249              36339              38713
12/31/99            36543              38773              40993
1/31/2000           35374              37532              38933
2/29/2000           35070              37210              38196
3/31/2000           38731              41094              41933
4/30/2000           36500              38727              40671
5/31/2000           36500              38727              39837
6/30/2000           36240              38451              40819
7/31/2000           35915              38106              40181
8/31/2000           38798              41165              42676
9/30/2000           37227              39498              40423
10/31/2000          38702              41063              40253
11/30/2000          35771              37953              37079
12/31/2000          37038              39298              37261
1/31/2001           39866              42298              38583
2/28/2001           37947              40262              35064
3/31/2001           35931              38123              32843
4/30/2001           38910              41284              35395
5/31/2001           39971              42409              35633
6/30/2001           38708              41070              34765
7/31/2001           39163              41552              34423
8/31/2001           36587              38819              32268
9/30/2001           33066              35083              29662
10/31/2001          34280              36371              30228
11/30/2001          37415              39698              32547
12/31/2001          37384              39664              32832
1/31/2002           37254              39526              32353
2/28/2002           37228              39499              31729
3/31/2002           38043              40364              32922
4/30/2002           36144              38349              30926
5/31/2002           35415              37576              30698
6/30/2002           32486              34468              28512
7/31/2002           29727              31540              26290
8/31/2002           29649              31457              26462
9/30/2002           26317              27922              23586
10/31/2002          28534              30274              25662

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                          DIVERSIFIED             DIVERSIFIED              DIVERSIFIED            DIVERSIFIED
                             STOCK                   STOCK                    STOCK               STOCK
                            Class A                 Class B                  Class C              Class G

                                 Maximum                  Contingent                 Contingent
                     Net Asset   Offering    Net Asset    Deferred      Net Asset    Deferred     Net Asset
                     Value       Price       Value        Charges       Value        Charges      Value

One Year             -16.76%     -21.56%     -17.77%      -20.96%         N/A          N/A        -17.30%
Three Year            -4.84%      -6.71%      -5.88%       -6.55%         N/A          N/A         -5.24%
Five Year              4.23%       3.01%       3.13%        3.03%         N/A          N/A           N/A
Ten Year              11.71%      11.06%        N/A          N/A          N/A          N/A           N/A
Since Inception       11.40%      10.90%       7.77%        7.77%        5.71%        4.17%        -3.15%

The inception date for Class A is October 20, 1989.
The inception date for Class B is March 1, 1996.
The inception date for Class C is March 1, 2002.
The inception date for Class G is March 26, 1999.

- ---------------------------------------------------------------------------
*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and a maximum contingent deferred sales charge
(CDSC) of 5.00% for Class B Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have beenlower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.

The Victory Equity Funds

Stock Index Fund

The S&P 500* continued its correction from 2000 highs and for the second year in a row posted a negative total return -- down 15.1% for the year ended October 31, 2002. This is the first time we have seen consecutive down years in the S&P since 1973-74. Despite an accommodative monetary policy, a reduced threat of terrorism, and resilient consumer spending (specifically housing and autos), the economy has been slow to recover and investors have been slow to return. Initially, uncertainty following September 11th and how it would affect an already weak economy sparked investor fears. Later, corporate accounting scandals at several major companies, as well as the threat of war in Iraq, heightened those fears and slowed economic momentum. The downturn had a slight affect on index composition weightings with the largest shifts in Information Technology (from 16.5% to 14.3%) and Financials (from 17.7% to 20.7%). While corporate earnings and stock valuations are still a concern, improvements are beginning to show -- albeit on lower expectations. Positive earnings surprises have outpaced negative ones by more than a 4 to 1 margin and valuations are much closer to historical averages. From a long-term perspective, those market slowdowns have historically been short-lived and the outlook for future positive returns remains strong. Of course, past performance does not predict future results.

As an Index fund, our objective is to match the performance of the benchmark index (the S&P 500). During a period of high mutual fund outflows, we believe, our full replication strategy, improved cost control, and cash flow management have minimized tracking error. The Stock Index Fund performed in line with the Fund's objective and posted a return of -15.75% (Class A Shares at net asset value) for the year ended October 31, 2002.

- ----------------------------------------------------------------------------
*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.

Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Victory Capital Management Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.


Stock Index Fund
vs. S&P 500*

(Dollars in thousands)

              Stock Index     Stock Index
             Class A @ MOP  Class A @ NAV     S&P 500

12/3/93          9425          10000           10000
1/31/94          9785          10382           10340
3/31/94          9099          9654            9621
5/31/94          9355          9926            9904
6/30/94          9130          9687            9661
7/31/94          9426          10001           9979
8/31/94          9798          10396           10388
9/30/94          9559          10143           10134
10/31/94         9770          10367           10361
11/30/94         9425          10000           9984
12/31/94         9561          10145           10132
1/31/95          9803          10401           10395
2/28/95          10170         10791           10800
3/31/95          10464         11102           11119
4/30/95          10775         11432           11446
5/31/95          11193         11876           11904
6/30/95          11431         12129           12180
7/31/95          11812         12533           12584
8/31/95          11842         12564           12616
9/30/95          12322         13074           13148
10/31/95         12283         13033           13101
11/30/95         12814         13596           13676
12/31/95         13049         13845           13940
1/31/96          13491         14314           14414
2/29/96          13602         14432           14548
3/31/96          13746         14585           14688
4/30/96          13938         14788           14904
5/31/96          14271         15142           15289
6/30/96          14340         15215           15347
7/31/96          13701         14537           14669
8/31/96          13975         14828           14978
9/30/96          14747         15647           15822
10/31/96         15155         16080           16258
11/30/96         16257         17249           17487
12/31/96         15943         16916           17140
1/31/97          16917         17949           18211
2/28/97          17043         18083           18354
3/31/97          16327         17323           17600
4/30/97          17295         18350           18650
5/31/97          18347         19466           19786
6/30/97          19149         20317           20674
7/31/97          20649         21909           22318
8/31/97          19498         20687           21067
9/30/97          20557         21811           22221
10/31/97         19878         21091           21479
11/30/97         20758         22025           22473
12/31/97         21109         22397           22859
1/31/98          21346         22648           23112
2/28/98          22847         24241           24779
3/31/98          23975         25437           26048
4/30/98          24213         25690           26309
5/31/98          23782         25233           25857
6/30/98          24731         26240           26908
7/31/98          24447         25938           26621
8/31/98          20886         22160           22778
9/30/98          22256         23614           24231
10/31/98         24052         25519           26202
11/30/98         25462         27015           27792
12/31/98         26955         28600           29391
1/31/99          28034         29744           30621
2/28/99          27146         28802           29669
3/31/99          28223         29945           30857
4/30/99          29292         31079           32051
5/31/99          28579         30323           31294
6/30/99          30168         32009           33034
7/31/99          29211         30993           31999
8/31/99          29045         30817           31841
9/30/99          28262         29986           30968
10/31/99         30042         31875           32928
11/30/99         30619         32487           33604
12/31/99         32409         34386           35576
1/31/2000        30764         32641           33788
2/29/2000        30180         32022           33149
3/31/2000        33105         35125           36392
4/30/2000        32094         34053           35297
5/31/2000        31416         33333           34573
6/30/2000        32174         34136           35425
7/31/2000        31667         33599           34871
8/31/2000        33612         35663           37037
9/30/2000        31818         33759           35082
10/31/2000       31657         33589           34934
11/30/2000       29162         30941           32179
12/31/2000       29290         31077           32337
1/31/2001        30318         32167           33484
2/28/2001        27537         29216           30431
3/31/2001        25774         27346           28503
4/30/2001        27764         29458           30718
5/31/2001        27942         29647           30924
6/30/2001        27152         28808           30171
7/31/2001        26877         28516           29874
8/31/2001        25172         26708           28004
9/30/2001        23134         24546           25740
10/31/2001       23561         24999           26233
11/30/2001       25350         26897           28246
12/31/2001       25558         27117           28493
1/31/2002        25167         26703           28078
2/28/2002        24671         26177           27536
3/31/2002        25590         27151           28572
4/30/2002        24024         25490           26839
5/31/2002        23828         25282           26642
6/30/2002        22128         23478           24744
7/31/2002        20379         21622           22816
8/31/2002        20514         21766           22965
9/30/2002        18276         19391           20469
10/31/2002       19850         21061           22271


Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                            Average Annual Total Return
                              As of October 31, 2002

                           STOCK INDEX              STOCK INDEX
                             Class A                Class G

                                   Maximum
                      Net Asset    Offering         Net Asset
                      Value        Price            Value

One Year              -15.75%      -20.58%          -15.88%
Three Year            -12.90%      -14.60%          -13.08
Five Year              -0.03%       -1.20%             N/A
Since Inception         8.72%        8.00%          -12.35%

The inception date for Class A is December 3, 1993.
The inception date for Class G is July 2, 1999.

The Victory Equity Funds

Growth Fund

It was a disappointing year for most of the major equity indexes as investor confidence waned in the face of a challenging global environment. Even though the U.S. economy has shown improvement over the last several quarters, concerns over the sustainability of that economic growth have pressured equity performance. Factors leading to this uneasiness include: a potential slowing in consumer spending, sluggish corporate earnings growth, continued corporate malfeasance, and growing geopolitical fallout. Although these issues are risks that will likely create volatility in the market, we believe the economy has enough stimuli to avoid a "double-dip" recession. Low interest rates, record mortgage refinancings, tax cuts, and real income growth should support consumer spending, while sustainable productivity growth, cost cutting and inventory rebuilding should help corporate profitability and spending. Therefore economic recovery is expected through the remainder of this year and well into the next.

For the year, the Growth Fund was down 16.4% (Class A Shares at net asset value) versus the S&P 500*, which was down 15.1%, but performed favorably relative to the Russell 1000 Growth Index**, which was down 19.6% and held its own against the other major growth index, the S&P BARRA Growth Index***, which declined 15.0%. Performance was helped by the portfolio's significant overweight in Consumer Staples, which was one of the best performing sectors in the market. Technology continued to be a drag on performance, as the portfolio remained slightly overweight in this underperforming group.

Nearly as important as the strong sector performance in Consumer Staples was the superior stock selection, led by positions in Pharmacia Corp., Anheuser Busch Companies Inc., Kraft Foods Inc. and Wm Wrigley Jr. Co. An underweight in the Financial sector hurt performance, as the group was relatively strong for the year. Security selection was also negative in Financial as economic improvement trailed expectations, hurting the portfolio's financial conglomerate, investment banking and insurance company investments.

Stock picking added to performance in the Capital Goods sector as 3M Co., Emerson Electric Co. and United Technologies Corp. were part of the outperformance. An underweight in the Utilities sector was a major positive for performance, as it was the worst performing sector in the S&P 500, down 36.7%. The overweight in Technology was a negative with the sector down 29.8% for the year, especially disappointing considering its 50%+ decline last year. However, Technology security selection was a positive for the portfolio due to positions in Dell Computer Corp. and First Data Corp. Stocks that pressured Technology performance include Texas Instruments Inc., Cisco Systems Inc., and Sun Microsystems Inc.

The portfolio  remained  overweight in the growth sectors of the market:
Consumer Staples, Technology and Capital Goods, giving the portfolio its growth bias. Recently the weighting in Consumer Staples was raised to take advantage of attractive valuations and potential fundamental improvement. The industries within Consumer Staples that may see improving earnings momentum next year are drug and health care. Zimmer Holdings Inc. and Medtronic Inc. were Consumer Staple positions added to the Fund.

The Growth Fund is a large capitalization portfolio invested in high quality growth stocks. The Fund's philosophy is to buy companies that have positive or improving fundamentals, above average revenue and earnings growth, and strong profitability potential. The goal of this philosophy is to generate above average returns with below average risk. Recent underperformance by the growth investment style has significantly narrowed the valuation disparity between growth and value. Therefore, we believe growth stock valuations have become more intriguing, and with an economic and earnings rebound expected we think the growth product offers investors long-term opportunity.

- -----------------------------------------------------------------------------
*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

**The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

***The S&P Barra Growth Index is an unmanaged index, generally representative of all the stocks in the Standard & Poor's 500 that have higher price-to-book ratios. An investor cannot invest directly in an index. Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index. The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Growth Fund
vs. S&P 500*

(Dollars in thousands)

                    Growth Fund         Growth Fund
                   Class A @ MOP       Class A @ NAV         S&P 500

12/3/93                 9425               10000              10000
1/31/94                 9789               10387              10340
3/31/94                 9126               9682               9621
5/31/94                 9466               10044              9904
6/30/94                 9133               9690               9661
7/31/94                 9389               9962               9979
8/31/94                 9740               10334              10388
9/30/94                 9443               10019              10134
10/31/94                9729               10322              10361
11/30/94                9472               10050              9984
12/31/94                9412               9986               10132
1/31/95                 9604               10190              10395
2/28/95                 9920               10525              10800
3/31/95                 10131              10750              11119
4/30/95                 10401              11035              11446
5/31/95                 10737              11392              11904
6/30/95                 10972              11641              12180
7/31/95                 11289              11978              12584
8/31/95                 11203              11886              12616
9/30/95                 11755              12473              13148
10/31/95                11726              12442              13101
11/30/95                12199              12944              13676
12/31/95                12374              13129              13940
1/31/96                 12747              13525              14414
2/29/96                 12878              13664              14548
3/31/96                 12998              13791              14688
4/30/96                 13200              14005              14904
5/31/96                 13654              14487              15289
6/30/96                 13819              14662              15347
7/31/96                 13324              14137              14669
8/31/96                 13587              14416              14978
9/30/96                 14452              15334              15822
10/31/96                14735              15634              16258
11/30/96                15888              16858              17487
12/31/96                15461              16404              17140
1/31/97                 16368              17367              18211
2/28/97                 16516              17523              18354
3/31/97                 15732              16691              17600
4/30/97                 16756              17778              18650
5/31/97                 17843              18932              19786
6/30/97                 18576              19710              20674
7/31/97                 19886              21099              22318
8/31/97                 18524              19654              21067
9/30/97                 19508              20698              22221
10/31/97                19022              20182              21479
11/30/97                20004              21224              22473
12/31/97                20308              21547              22859
1/31/98                 20897              22172              23112
2/28/98                 22152              23504              24779
3/31/98                 23171              24584              26048
4/30/98                 23386              24812              26309
5/31/98                 22933              24332              25857
6/30/98                 24313              25797              26908
7/31/98                 24347              25833              26621
8/31/98                 20953              22232              22778
9/30/98                 22684              24068              24231
10/31/98                24461              25953              26202
11/30/98                25965              27549              27792
12/31/98                27859              29559              29391
1/31/99                 28892              30655              30621
2/28/99                 27945              29650              29669
3/31/99                 28683              30433              30857
4/30/99                 29470              31268              32051
5/31/99                 28536              30277              31294
6/30/99                 30467              32325              33034
7/31/99                 29421              31216              31999
8/31/99                 29421              31216              31841
9/30/99                 28474              30211              30968
10/31/99                30393              32247              32928
11/30/99                31013              32905              33604
12/31/99                32847              34851              35576
1/31/2000               31323              33234              33788
2/29/2000               30651              32521              33149
3/31/2000               33518              35563              36392
4/30/2000               32614              34604              35297
5/31/2000               31994              33946              34573
6/30/2000               33041              35056              35425
7/31/2000               32240              34207              34871
8/31/2000               34061              36139              37037
9/30/2000               32188              34152              35082
10/31/2000              32072              34028              34934
11/30/2000              29610              31417              32179
12/31/2000              29241              31025              32337
1/31/2001               30034              31867              33484
2/28/2001               27010              28658              30431
3/31/2001               24903              26422              28503
4/30/2001               26915              28557              30718
5/31/2001               27038              28687              30924
6/30/2001               26176              27773              30171
7/31/2001               25902              27482              29874
8/31/2001               24027              25493              28004
9/30/2001               22550              23925              25740
10/31/2001              23261              24680              26233
11/30/2001              25145              26679              28246
12/31/2001              25145              26679              28493
1/31/2002               24939              26460              28078
2/28/2002               24375              25863              27536
3/31/2002               25018              26545              28572
4/30/2002               23273              24692              26839
5/31/2002               22778              24167              26642
6/30/2002               20881              22155              24744
7/31/2002               19822              21032              22816
8/31/2002               19932              21148              22965
9/30/2002               17764              18847              20469
10/31/2002              19455              20642              22271

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                             Average Annual Total Return
                                As of October 31, 2002

                            GROWTH FUND                GROWTH FUND
                             Class A                   Class G

                                      Maximum
                     Net Asset        Offering          Net Asset
                     Value            Price             Value

One Year             -16.36%          -21.19%           -16.77%
Three Year           -13.82%          -15.51%              N/A
Five Year              0.45%           -0.73%              N/A
Since Inception        8.47%            7.76%           -15.93%

The inception date for Class A is December 3, 1993.
The inception date for Class G is December 15, 1999.

The Victory Equity Funds

Established Value Fund

The financial markets have continued to trend lower over the past twelve months as investors' assess the uncertainties surrounding the domestic economy, the geopolitical landscape and corporate credibility. This has resulted in negative total returns for the major market indices as evidenced by the -5.58% return for the Dow Jones Industrial Average*, -15.11% return for the S&P 500**and the -21.03% return for the NASDAQ*** for the year ended October 31, 2002. Mid cap stocks provided superior relative performance versus the broad market as the Russell Midcap Index**** returned -8.02% during the same period. Mid caps have enjoyed superior earnings growth and valuation characteristics as compared to the large cap equity class. Value has been the preferred style over the past twelve months, the Russell Mid-Cap Value Index***** handily out performed the Russell Mid-Cap Growth Index******
- -2.98% versus -17.63%. Despite the recent negative market returns, it is important to note that while equity investors have been challenged over the past several years, we believe history has shown that patient investors have been rewarded over the long-term.

The Fund has performed very well over the past fiscal year ended October 31, 2002. The total return for the Fund was -0.67% (Class G Shares at net asset value) versus -8.02% for the benchmark Russell Midcap Index. The portfolio has clearly benefited from its value bias as investors have favored those issues with attractive valuations. The strong performance can also be attributed to the Fund's exposure to consumer related issues through most of the period, as consumer spending remained resilient in the face of a slowing economy. The portfolio maintained overweights in Consumer Staples and Consumer Discretionary. Relative outperformance came from consumer products, beverages, restaurants, retailers and apparel makers. Financials, another Fund overweight, also provided stellar returns for the portfolio as a favorable interest rate setting provided the backdrop. Among the most significant positive impacts on the Fund's performance was the Health Care sector where the portfolio had its largest relative overweight in the managed care industry. A favorable pricing environment coupled with enrollment growth lead to solid earnings growth and impressive stock gains over the year. We have been steadily reducing the portfolio's exposure to the group into the positive price momentum as the shares' valuations are beginning to adequately reflect the strong fundamentals. Relative underweighted exposure to Technology also paid handsomely as it was the worst performing sector in the index for the year. The returns of the Fund were somewhat tempered by our relative overweight in Capital Goods which performed poorly during the period as the economic recovery did not materialize as strongly as anticipated.

We continue to diligently seek out compelling long-term and short-term total return opportunities in order to enhance overall total returns for the Fund.

- ----------------------------------------------------------------------------
*The Dow Jones Industrial Average is an unmanaged index, made up of 30 stocks. These stocks tend to be those of the largest, most established firms and represent a range of industries. An investor cannot invest directly in an index.

**The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid-to-large-size companies. An investor cannot invest directly in an index.

***The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is a disproportionately tech-heavy index. An investor cannot invest directly in an index.

****The Russell Midcap Index is a broad-based unmanaged index, measuring the performance of medium capitalization domestically traded common stocks.
The Fund has designated the Russell Midcap Index as its benchmark because the index reflects the Funds investment style and strategy better than the S&P 500 Index, which measures performance of large capitalization domestically traded common stocks. Index returns do not include brokerage commissions, sales charges, or other fees and it is not possible to invest directly in an index

*****Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

******Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Established Value Fund
vs. Russell Midcap Index****

(Dollars in thousands)

                     Established Value
                      Class G @ NAV      Russell Midcap Index

10/31/92                  10000                 10000
11/30/92                  10358                 10504
12/31/92                  10525                 10786
1/31/93                   10954                 11001
2/28/93                   11134                 11014
3/31/93                   11494                 11372
4/30/93                   11330                 11071
5/31/93                   11590                 11422
6/30/93                   11932                 11552
7/31/93                   12154                 11607
8/31/93                   12519                 12123
9/30/93                   12584                 12170
10/31/93                  12671                 12180
11/30/93                  12498                 11898
12/31/93                  12711                 12328
1/31/94                   12991                 12669
2/28/94                   12957                 12496
3/31/94                   12711                 11964
4/30/94                   12610                 12046
5/31/94                   12514                 12062
6/30/94                   12266                 11705
7/31/94                   12525                 12107
8/31/94                   13120                 12681
9/30/94                   12691                 12371
10/31/94                  12912                 12466
11/30/94                  12518                 11916
12/31/94                  12752                 12070
1/31/95                   12816                 12318
2/28/95                   13302                 12955
3/31/95                   13725                 13326
4/30/95                   14171                 13527
5/31/95                   14526                 13972
6/30/95                   14876                 14441
7/31/95                   15455                 15142
8/31/95                   15618                 15374
9/30/95                   15927                 15721
10/31/95                  15788                 15370
11/30/95                  16167                 16134
12/31/95                  16124                 16228
1/31/96                   16657                 16570
2/29/96                   16991                 16959
3/31/96                   17134                 17205
4/30/96                   17588                 17692
5/31/96                   17868                 17959
6/30/96                   17696                 17690
7/31/96                   16943                 16595
8/31/96                   17377                 17385
9/30/96                   18279                 18244
10/31/96                  18535                 18390
11/30/96                  19450                 19510
12/31/96                  19239                 19311
1/31/97                   20160                 20034
2/28/97                   20154                 20003
3/31/97                   19729                 19153
4/30/97                   20229                 19630
5/31/97                   21283                 21062
6/30/97                   22172                 21751
7/31/97                   23714                 23565
8/31/97                   23430                 23310
9/30/97                   24253                 24640
10/31/97                  22948                 23681
11/30/97                  23446                 24245
12/31/97                  23597                 24913
1/31/98                   23717                 24444
2/28/98                   25380                 26355
3/31/98                   25583                 27605
4/30/98                   25635                 27674
5/31/98                   25568                 26817
6/30/98                   25287                 27189
7/31/98                   24461                 25892
8/31/98                   21196                 21751
9/30/98                   21943                 23158
10/31/98                  23593                 24737
11/30/98                  24148                 25909
12/31/98                  25041                 27428
1/31/99                   25211                 27382
2/28/99                   24613                 26470
3/31/99                   25323                 27298
4/30/99                   28200                 29316
5/31/99                   27529                 29231
6/30/99                   28894                 30263
7/31/99                   28264                 29430
8/31/99                   27342                 28668
9/30/99                   26498                 27659
10/31/99                  27752                 28970
11/30/99                  27456                 29804
12/31/99                  29317                 32427
1/31/2000                 26806                 31354
2/29/2000                 25286                 33765
3/31/2000                 28023                 35700
4/30/2000                 28188                 34010
5/31/2000                 28225                 33109
6/30/2000                 26738                 34089
7/31/2000                 28271                 33706
8/31/2000                 30281                 36935
9/30/2000                 30557                 36407
10/31/2000                30878                 35847
11/30/2000                30513                 32620
12/31/2000                31745                 35103
1/31/2001                 31636                 35668
2/28/2001                 31068                 33496
3/31/2001                 30552                 31419
4/30/2001                 32676                 34105
5/31/2001                 33055                 34740
6/30/2001                 32199                 34413
7/31/2001                 32030                 33429
8/31/2001                 30623                 32142
9/30/2001                 27196                 28266
10/31/2001                26756                 29385
11/30/2001                28537                 31847
12/31/2001                29670                 33128
1/31/2002                 30357                 32929
2/28/2002                 30794                 32580
3/31/2002                 32349                 34535
4/30/2002                 32373                 33865
5/31/2002                 32174                 33482
6/30/2002                 30793                 31239
7/31/2002                 28005                 28190
8/31/2002                 28130                 28345
9/30/2002                 25463                 25729
10/31/2002                26576                 27028


Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares..

                         Average Annual Total Return
                            As of October 31, 2002

                               ESTABLISHED VALUE          ESTABLISHED VALUE
                                   Class A                    Class G

                                           Maximum
                            Net Asset      Offering           Net Asset
                            Value          Price              Value

One Year                    -0.32%         -6.06%             -0.67%
Three Year                    N/A            N/A              -1.43%
Five Year                     N/A            N/A               2.98%
Ten Year                      N/A            N/A              10.27%
Since Inception             -1.75%         -4.06%             11.65%

The inception date for Class A is May 5, 2000.
The inception date for Class G is August 16, 1983.

The Victory Equity Funds

Special Value Fund

This past year will be remembered for the damage inflicted on investor confidence by the likes of Enron, WorldCom, Tyco and Adelphia. The result was the worst bear market since the 1930's, as the S&P 500* declined 15%, and the NASDAQ** declined 21% in the fiscal year alone. Midcap stocks, defined by the S&P 400 MidCap***, held up reasonably well, declining by only 5% for the year. Midcap value stocks outperformed midcap growth stocks for the second consecutive year, as two of the three best performing sectors were value oriented (Energy, +12%, and Financials, +6%), while the growth oriented Technology sector was by far the worst performing sector, declining by 30%.

The Special Value Fund declined 1.6% (Class A Shares at net asset value) in the fiscal year and outperformed the S&P 400 MidCap. Our outperformance can be attributed to both sector allocation and security selection. We were correctly overweight in two of the best performing sectors (Energy and Financials), and significantly underweight in the worst (Technology). We enjoyed strong performances from a number of securities, including Financials (North Fork Bancorp, +42%, and AMBAC Financial Group, +30%), to Healthcare (Dentsply International, +25%, and Steris Corp., +20%), and Consumer Cyclicals (Westwood One, +53%, Belo Corp., +37%, and Jones Apparel Group, +25%). Securities that were detractors from performance include, Technology (Broadwing Inc -75%), Energy (Teco Energy -42%), and Financial (Greater Bay Bankcorp -33%)

We enter the new fiscal year faced with an economy that has unquestionably rebounded from recession, but one where the pace of recovery has disappointed investors. A cautious corporate sector has held back capital spending at a time when the consumer, the engine of economic growth, shows signs of strain. Despite interest rates hovering near 40-year lows, the market expects additional interest rate cuts by the Federal Reserve before the end of the calendar year, a clear sign of weakness. Worries persist about the ongoing fight against terrorism and it appears we are heading into a war with Iraq. Pessimism abounds and expectations are low. While we recognize all these risks, we are optimistic mid-cap stocks have found levels where economic and profit growth will drive values higher. We continue to emphasize groups tied to an improving profit cycle (Capital Goods, Energy, Basic Industry, and, increasingly, Technology), where the level of pessimism has reached an extreme. We are underweight in the Consumer Cyclical and Financial sectors where valuations are no longer as attractive.

- -----------------------------------------------------------------------------

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is disproportionately tech-heavy index. An investor cannot invest directly in an index.

*** The Standard & Poor's 400 MidCap Index (S&P 400 MidCap) is an unmanaged index, generally representative of domestically traded common stocks of mid-sized companies. An investor cannot invest directly in an index.


Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Special Value Fund
vs. S&P 400 MidCap***

(Dollars in thousands)

                         Special Value     Special Value
                        Class A @ MOP      Class A @ NAV       S&P 400 Mid Cap

12/3/93                     9425               10000                10000
1/31/94                     9941               10547                10708
3/31/94                     9598               10183                10067
4/30/94                     9550               10133                10142
5/31/94                     9645               10233                10045
6/30/94                     9453               10030                 9700
8/31/94                    10070               10684                10553
9/30/94                     9897               10501                10356
10/31/94                    9983               10592                10470
11/30/94                    9516               10097                 9997
12/31/94                    9828               10428                10089
1/31/95                     9867               10469                10194
2/28/95                    10366               10998                10729
3/31/95                    10625               11273                10915
4/30/95                    10847               11508                11134
5/31/95                    11059               11733                11403
6/30/95                    11250               11937                11867
7/31/95                    11714               12429                12486
8/31/95                    11937               12665                12717
9/30/95                    12033               12767                13025
10/31/95                   11781               12499                12690
11/30/95                   12256               13004                13244
12/31/95                   12462               13222                13211
1/31/96                    12622               13392                13403
2/29/96                    12871               13657                13858
3/31/96                    13012               13805                14024
4/30/96                    13392               14209                14453
5/31/96                    13442               14262                14648
6/30/96                    13525               14350                14428
7/31/96                    12913               13701                13452
8/31/96                    13485               14308                14228
9/30/96                    13978               14831                14848
10/31/96                   14209               15076                14891
11/30/96                   14972               15885                15730
12/31/96                   14857               15764                15748
1/31/97                    15180               16106                16339
2/28/97                    15299               16232                16204
3/31/97                    14938               15849                15514
4/30/97                    15197               16124                15916
5/31/97                    16471               17476                17308
6/30/97                    16960               17995                17794
7/31/97                    18063               19165                19556
8/31/97                    18020               19119                19532
9/30/97                    18802               19949                20655
10/31/97                   18055               19157                19756
11/30/97                   18250               19364                20049
12/31/97                   18986               20144                20827
1/31/98                    18459               19585                20430
2/28/98                    19536               20728                22123
3/31/98                    20337               21578                23121
4/30/98                    20196               21428                23543
5/31/98                    19564               20757                22483
6/30/98                    19114               20280                22625
7/31/98                    17695               18775                21746
8/31/98                    14506               15391                17698
9/30/98                    15125               16048                19350
10/31/98                   16030               17008                21079
11/30/98                   16547               17556                22131
12/31/98                   17262               18315                24805
1/31/99                    16131               17115                23840
2/28/99                    15295               16228                22591
3/31/99                    15407               16347                23223
4/30/99                    16601               17614                25054
5/31/99                    16922               17954                25163
6/30/99                    17531               18600                26510
7/31/99                    17038               18077                25947
8/31/99                    16384               17384                25057
9/30/99                    15702               16660                24283
10/31/99                   16158               17144                25521
11/30/99                   16568               17579                26861
12/31/99                   17045               18085                28457
1/31/2000                  16509               17517                27655
2/29/2000                  16235               17226                29591
3/31/2000                  18800               19947                32067
4/30/2000                  18734               19877                30947
5/31/2000                  18617               19752                30561
6/30/2000                  18039               19140                31010
7/31/2000                  18628               19765                31500
8/31/2000                  20396               21640                35017
9/30/2000                  20577               21832                34777
10/31/2000                 20996               22277                33598
11/30/2000                 19943               21159                31062
12/31/2000                 21259               22556                33438
1/31/2001                  21725               23051                34183
2/28/2001                  21104               22391                32232
3/31/2001                  20220               21454                29836
4/30/2001                  22071               23418                33127
5/31/2001                  22942               24342                33899
6/30/2001                  22609               23988                33762
7/31/2001                  22749               24136                33259
8/31/2001                  21939               23278                32171
9/30/2001                  19594               20789                28169
10/31/2001                 20201               21433                29415
11/30/2001                 21447               22756                31603
12/31/2001                 22519               23892                33236
1/31/2002                  22519               23892                33063
2/28/2002                  22710               24095                33104
3/31/2002                  24177               25652                35470
4/30/2002                  24455               25947                35305
5/31/2002                  24386               25873                34709
6/30/2002                  23170               24583                32169
7/31/2002                  20894               22169                29052
8/31/2002                  20981               22261                29199
9/30/2002                  19292               20469                26846
10/31/2002                 19883               21096                28009



Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                          SPECIAL VALUE         SPECIAL VALUE
                             Class A               Class G

                                       Maximum
                       Net Asset       Offering         Net Asset
                       Value            Price            Value

  One Year               -1.57%          -7.22%          -1.90%
  Three Year              7.16%           5.06%           N/A
  Five Year               1.95%           0.74%           N/A
  Since Inception         8.74%           8.02%           6.85%

The inception date for Class A is December 3, 1993.

The inception date for Class G is December 21, 1999.

                           The Victory Equity Funds

Small Company Opportunity Fund

The financial markets have continued to trend lower over the past twelve months as investors' assess the uncertainties surrounding the domestic economy, the geopolitical landscape and corporate credibility. This has resulted in negative total returns for the major market indices as evidenced by the -5.58% return for the Dow Jones Industrial Average*, -15.11% return for the S&P 500** and the -21.03% return for the NASDAQ*** for the year ended October 31, 2002. Small cap stocks have fared modestly better than the broad large cap market as the Russell 2000 Index**** has returned -11.57% over the past year. This relative outperformance can be attributed to superior earnings growth, attractive valuations, transparent capital structures and lack of negative headlines that plagued many large cap companies during the period. It is important to note that while equity investors have been challenged over the past several years, history has shown that patient investors have been rewarded over the long-term.

The Fund has performed well relative to the domestic equity universe by returning -0.21% (Class G Shares at net asset value) versus -11.57% for the Russell 2000 Index, and -2.52% for the Russell 2000 Value Index***** for the fiscal year ended October 31, 2002. Both sector allocation and stock selection have been an integral part of the Fund's strong relative performance. An underweighted posture in Technology through most of the fiscal year attributed to the solid performance. The sector was the worst performing sector within the benchmark as a pickup in capital spending continued to be delayed. The Fund's overweighted exposure to Financials also boosted returns as the group was among the best performing sectors in the small cap universe. An accommodative Federal Reserve and record mortgage refinancing helped propel shares from this sector. From an industry perspective, strong performance came from the managed care providers, hospital operators, community banks, trucking, and homebuilders.

During the course of the year, we have shifted the portfolio from a defensive positioning to an economic recovery posture and back to modestly defensive. These decisions were influenced by a combination of economic readings and relative market opportunities among sectors within the index. We believe the strategy attributed to the Fund's solid performance as economically sensitive issues were amongst the best performing areas in the second quarter only to be among the worst performers during the third quarter of the year. We continue to diligently seek out compelling long-term and short-term total return opportunities in order to enhance overall total returns for the Fund.

-----------------------------------------------------------------------------

* The Dow Jones Industrial Average is an unmanaged index, made up of 30 stocks. These stocks tend to be those of the largest, most established firms and represent a range of industries. An investor cannot invest directly in an index.

** The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

*** The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is a disproportionately tech-heavy index. An investor cannot invest directly in an index.

**** The Russell 2000 Index (Russell 2000) is an unmanaged index, generally representative of the general performance of domestically traded common stocks of small- to mid-sized companies. An investor cannot invest directly in an index.

***** The Russell 2000 Value Index is an unmanaged index, generally representative of the performance of domestically traded common stocks of small- to mid-sized companies with lower price-to-book ratios and lower forecasted growth values.

An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. Holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Small Company Opportunity Fund
vs. Russell 2000 Index****

(Dollars in thousands)

                     Small Company Opportunity    Russell 2000 Index
                           Class G @ NAV

10/31/92                       10000                  10000
11/30/92                       10492                  10765
12/31/92                       10923                  11140
1/31/93                        11281                  11517
2/28/93                        11099                  11251
3/31/93                        11275                  11616
4/30/93                        11036                  11297
5/31/93                        11149                  11797
6/30/93                        11412                  11870
7/31/93                        11521                  12034
8/31/93                        11843                  12554
9/30/93                        12215                  12908
10/31/93                       12318                  13241
11/30/93                       11874                  12805
12/31/93                       12132                  13243
1/31/94                        12231                  13658
2/28/94                        12237                  13609
3/31/94                        11841                  12890
4/30/94                        12112                  12967
5/31/94                        12184                  12821
6/30/94                        11704                  12386
7/31/94                        11785                  12589
8/31/94                        12421                  13291
9/30/94                        12285                  13246
10/31/94                       12177                  13194
11/30/94                       11800                  12661
12/31/94                       11868                  13001
1/31/95                        11990                  12837
2/28/95                        12276                  13371
3/31/95                        12324                  13601
4/30/95                        12603                  13904
5/31/95                        12869                  14143
6/30/95                        13403                  14877
7/31/95                        14099                  15734
8/31/95                        14359                  16059
9/30/95                        14640                  16346
10/31/95                       14380                  15615
11/30/95                       14955                  16271
12/31/95                       15044                  16700
1/31/96                        15100                  16682
2/29/96                        15525                  17202
3/31/96                        15773                  17552
4/30/96                        16482                  18491
5/31/96                        16769                  19220
6/30/96                        16354                  18430
7/31/96                        15399                  16821
8/31/96                        16251                  17797
9/30/96                        16577                  18493
10/31/96                       16628                  18208
11/30/96                       17746                  18958
12/31/96                       17972                  19455
1/31/97                        18502                  19844
2/28/97                        18588                  19363
3/31/97                        17739                  18449
4/30/97                        18105                  18501
5/31/97                        19265                  20559
6/30/97                        20269                  21440
7/31/97                        21561                  22437
8/31/97                        21674                  22951
9/30/97                        22820                  24631
10/31/97                       22690                  23549
11/30/97                       22772                  23396
12/31/97                       23576                  23806
1/31/98                        23332                  23430
2/28/98                        24813                  25162
3/31/98                        25193                  26200
4/30/98                        25211                  26345
5/31/98                        24371                  24926
6/30/98                        24249                  24978
7/31/98                        22871                  22956
8/31/98                        19220                  18499
9/30/98                        19408                  19946
10/31/98                       20588                  20760
11/30/98                       21173                  21847
12/31/98                       21942                  23199
1/31/99                        21051                  23508
2/28/99                        19648                  21604
3/31/99                        19629                  21941
4/30/99                        21260                  23907
5/31/99                        21544                  24256
6/30/99                        22435                  25353
7/31/99                        21572                  24658
8/31/99                        20397                  23745
9/30/99                        19952                  23750
10/31/99                       19942                  23846
11/30/99                       20606                  24734
12/31/99                       21705                  28131
1/31/2000                      20132                  27679
2/29/2000                      20189                  32250
3/31/2000                      21961                  30123
4/30/2000                      22132                  28311
5/31/2000                      22056                  26661
6/30/2000                      23364                  28985
7/31/2000                      23515                  28052
8/31/2000                      25544                  30193
9/30/2000                      25288                  29305
10/31/2000                     24890                  27997
11/30/2000                     23907                  25123
12/31/2000                     26629                  27281
1/31/2001                      26699                  28701
2/28/2001                      25068                  26818
3/31/2001                      23869                  25506
4/30/2001                      25060                  27501
5/31/2001                      25480                  28177
6/30/2001                      26651                  29175
7/31/2001                      26131                  27573
8/31/2001                      24880                  26682
9/30/2001                      22378                  23090
10/31/2001                     22818                  24442
11/30/2001                     23470                  26334
12/31/2001                     24698                  27959
1/31/2002                      24720                  27668
2/28/2002                      24677                  26910
3/31/2002                      26562                  29073
4/30/2002                      28042                  29338
5/31/2002                      27318                  28036
6/30/2002                      26540                  26645
7/31/2002                      23887                  22621
8/31/2002                      24041                  22563
9/30/2002                      22155                  20943
10/31/2002                     22769                  21614

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                           Average Annual Total Return
                              As of October 31, 2002

                       SMALL COMPANY         SMALL COMPANY
                        OPPORTUNITY           OPPORTUNITY
                         Class A               Class G

                                      Maximum
                   Net Asset          Offering        Net Asset
                     Value              Price            Value

  One Year           0.29%            -5.48%             -0.21%
  Three Year         4.85%             2.80%              4.52%
  Five Year           N/A               N/A               0.07%
  Ten Year            N/A               N/A               8.58%
  Since Inception    5.22%             3.51%              8.80%

The inception date for Class A is March 26, 1999.

The inception date for Class G is August 16, 1983.

                           The Victory Equity Funds

International Fund

The International Fund posted a total return of -17.4% (Class A Shares at net asset value) for the year ended October 31, 2002, under-performing the MSCI All Country World Free ex U.S. Total Return Index (MSCI Free xUSA Index)*, which was down -11.2% for the same period.

A significant portion of the relative underperformance of the Fund occurred during the first eight months of the 12-month reporting period, when the Fund posted a negative return of -1.3%, relative to its benchmark's rise of 4.6%. In the remainder of the fiscal year, the Fund declined by 16.1%, while the MSCI Free xUSA Index benchmark was down 15.7%.

The underperformance of the Fund is attributable mainly to stock selection. During the first half of 2002, concerns over earnings sustainability arose amongst the larger capitalized companies in Europe. This negatively impacted the Fund due to its large-cap growth orientation and its exposure primarily to companies in the Capital Goods and Technology sectors. The Fund moved to a more defensive posture during the course of the year, focusing on higher growth stocks in traditionally stable sectors, such as Consumer Staples and Pharmaceuticals. However, the impact of falling equity markets extended its reach across most economic sectors, further negatively impacting the portfolio.

During the latter part of the fiscal year, management addressed the issue of the volatility of the Fund's returns in recent years. In keeping with Victory's goal of maximizing risk-adjusted returns, we made the decision to change to Templeton Investment Counsel as the Fund's sub-advisor, as of July 1, 2002, with the conviction that in the long run it could provide positive relative investment returns. Templeton plans to employ a "bottom-up," value-oriented, and long-term investment philosophy.

During 2002, the global equity markets continued to be impacted by the ills of 2001. The expected economic recovery in the United States failed to materialize, and with it, the anticipated global recovery. Financial and geo-political risks influenced not only economic policymakers, but also investors. While economic activity was sufficient to alleviate a recession, continued downward revisions of U.S. Gross Domestic Product growth estimates indicated increasing pressure on the economy. The significant declines in interest rates during 2001 resulted in a weakened U.S. dollar, especially against the euro, as interest rate differentials increased. Oil prices hovered at highs as uncertainty about the Middle East remained. Confidence in the U.S. corporate sector continued to be shaken due to management improprieties.

The faltering U.S. recovery had almost immediate consequences on other economic regions. In Europe, equity markets fell as the outlook for industrial companies mirrored those of their U.S. counterparts. Earnings uncertainties and debt levels gave rise to the imposition of cost controls, ultimately raising unemployment. Financial companies began to feel the effect of declining equity prices and rising bad debts on their capital levels. In addition, the once buoyant consumer, now faced with economic uncertainty, reigned in spending. In Japan, an already delicate economic situation became even more tenuous. Political bickering, a financial system mired in bad debts and an economy facing another bout of recession/deflation, led to the sole hope that exports might lead to a much-needed domestic economic recovery.

The outlook remains clouded and the risk appetite of investors remains low. The continued weakness of the U.S. recovery forced the hand of policymakers to further reduce interest rates, which, in turn, placed pressure on other major economies to re-evaluate their own monetary policies. Financial markets are looking for signs indicating a corporate sector recovery. However, in the absence of a rise in demand for goods and services, consumers are expected to bear the burden of any recovery.

We believe the Fund is well positioned for the current difficult economic and market environment. The portfolio is well diversified by both region and sector, and we remain convinced in the long-term realization of the intrinsic values of our holdings.

-------------------------------------------------------------------------------

* The MSCI Free xUSA Index is an unmanaged index, generally representative of all developed and emerging markets in the Morgan Stanley universe excluding the USA, with free versions of countries where they exist. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

International investing is subject to certain factors such as currency exchange rate volatility, possible political, social and economic instability, foreign taxation and differences in auditing and other financial standards.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


International Fund
vs. MSCI Free xUSA Index*

(Dollars in thousands)

                    International         International            MSCI Free
                    Class A @ MOP         Class A @ NAV            XUSA Index

10/31/92                 9425                  10000                  10000
11/30/92                 9372                   9944                  10073
12/31/92                 9404                   9978                  10136
1/31/93                  9383                   9955                  10131
2/28/93                  9573                  10157                  10453
3/31/93                 10164                  10784                  11343
4/30/93                 11145                  11825                  12398
5/31/93                 11293                  11982                  12668
6/30/93                 11019                  11691                  12478
7/31/93                 11378                  12072                  12903
8/31/93                 12243                  12990                  13571
9/30/93                 12359                  13113                  13256
10/31/93                12591                  13359                  13702
11/30/93                11800                  12520                  12541
12/31/93                12781                  13561                  13441
1/31/94                 13510                  14334                  14561
2/28/94                 13499                  14323                  14498
3/31/94                 12992                  13785                  13878
4/30/94                 13288                  14099                  14443
5/31/94                 13087                  13886                  14371
6/30/94                 13193                  13998                  14539
7/31/94                 13415                  14233                  14702
8/31/94                 13763                  14602                  15072
9/30/94                 13583                  14412                  14635
10/31/94                14058                  14916                  15099
11/30/94                13087                  13886                  14368
12/31/94                13129                  13930                  14469
1/31/95                 12195                  12939                  13901
2/28/95                 12106                  12845                  13896
3/31/95                 12884                  13670                  14756
4/30/95                 13240                  14048                  15305
5/31/95                 13218                  14024                  15155
6/30/95                 13529                  14354                  14913
7/31/95                 13996                  14850                  15819
8/31/95                 13773                  14614                  15242
9/30/95                 14007                  14861                  15530
10/31/95                13707                  14543                  15128
11/30/95                13785                  14626                  15557
12/31/95                14141                  15004                  16170
1/31/96                 14219                  15087                  16269
2/29/96                 14219                  15087                  16321
3/31/96                 14408                  15287                  16670
4/30/96                 14831                  15735                  17167
5/31/96                 14586                  15476                  16879
6/30/96                 14708                  15606                  16956
7/31/96                 14308                  15181                  16464
8/31/96                 14297                  15169                  16532
9/30/96                 14681                  15576                  16983
10/31/96                14480                  15364                  16875
11/30/96                15093                  16013                  17575
12/31/96                15032                  15949                  17336
1/31/97                 14766                  15667                  16800
2/28/97                 14824                  15728                  17059
3/31/97                 14870                  15777                  17081
4/30/97                 14985                  15900                  17190
5/31/97                 15655                  16610                  18328
6/30/97                 16278                  17271                  19311
7/31/97                 16462                  17466                  19670
8/31/97                 15505                  16451                  18226
9/30/97                 16439                  17442                  19254
10/31/97                15355                  16291                  17806
11/30/97                15262                  16193                  17610
12/31/97                15382                  16320                  17783
1/31/98                 15799                  16763                  18546
2/28/98                 16695                  17714                  19759
3/31/98                 17628                  18703                  20413
4/30/98                 17923                  19016                  20576
5/31/98                 17947                  19042                  20473
6/30/98                 17796                  18881                  20586
7/31/98                 18301                  19417                  20726
8/31/98                 15567                  16516                  18083
9/30/98                 15086                  16007                  17572
10/31/98                16244                  17235                  19406
11/30/98                17266                  18320                  20394
12/31/98                18070                  19173                  21181
1/31/99                 18032                  19132                  21189
2/28/99                 17485                  18551                  20662
3/31/99                 17956                  19051                  21530
4/30/99                 18478                  19605                  22458
5/31/99                 17637                  18713                  21328
6/30/99                 18542                  19673                  22166
7/31/99                 19076                  20240                  22809
8/31/99                 19522                  20713                  22880
9/30/99                 19751                  20956                  23131
10/31/99                21025                  22308                  24031
11/30/99                22989                  24392                  24877
12/31/99                25646                  27211                  27171
1/31/2000               23671                  25115                  25524
2/29/2000               24140                  25613                  26252
3/31/2000               24680                  26186                  27333
4/30/2000               22975                  24377                  25920
5/31/2000               21796                  23125                  25298
6/30/2000               22620                  24000                  26398
7/31/2000               21582                  22899                  25395
8/31/2000               21994                  23336                  25733
9/30/2000               20602                  21859                  24405
10/31/2000              19721                  20924                  23744
11/30/2000              18570                  19703                  22792
12/31/2000              19251                  20426                  23594
1/31/2001               19073                  20237                  23639
2/28/2001               17548                  18619                  21769
3/31/2001               16381                  17380                  20302
4/30/2001               17386                  18447                  21727
5/31/2001               16981                  18017                  21029
6/30/2001               16300                  17294                  20180
7/31/2001               15781                  16743                  19827
8/31/2001               15359                  16296                  19301
9/30/2001               13916                  14764                  17358
10/31/2001              14061                  14919                  17783
11/30/2001              14337                  15212                  18484
12/31/2001              14337                  15212                  18604
1/31/2002               13575                  14403                  17659
2/28/2002               13397                  14214                  17768
3/31/2002               14143                  15005                  18722
4/30/2002               14289                  15160                  18844
5/31/2002               14516                  15401                  19108
6/30/2002               13883                  14730                  18338
7/31/2002               12764                  13543                  16517
8/31/2002               12683                  13457                  16495
9/30/2002               10996                  11667                  14750
10/31/2002              11612                  12321                  15526


Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              Average Annual Total Return
                                 As of October 31, 2002

                         INTERNATIONAL       INTERNATIONAL
                            Class A             Class G

                                   Maximum
                      Net Asset    Offering        Net Asset
                      Value        Price             Value

  One Year            -17.42%      -22.17%          -17.67%
  Three Year          -17.95%      -19.56%          -18.18
  Five Year            -5.43%       -6.54%             N/A
  Ten Year              2.11%        1.51%             N/A
  Since Inception       1.37%        0.89%          -11.00%

                           The Victory Equity Funds

Nasdaq-100 Index(R) Fund

The Nasdaq 100 Index(R) continued its correction from 2000 highs and for the second consecutive year posted a negative total return, down 27.44% for the year ended October 31, 2002. This is the first time we have seen consecutive down years in the Nasdaq 100 Composite Index* since its inception. Despite an accommodative monetary policy, a reduced threat of terrorism, and resilient consumer spending (specifically in housing and autos), the economy has been slow to recover and investors have been slow to return. Initially, uncertainty following September 11th and how it would affect an already weak economy sparked investor fears. Later, corporate accounting scandals at several major companies as well as the threat of war in Iraq heightened those fears and slowed economic momentum. Specifically, the heavy technology-weighted Nasdaq 100 Index has been hurt by the lack of spending on information technology by businesses. As a result, we saw slight changes in the index composition weightings with the largest shifts in Information Technology (from 67.2% to 62.0%) and Consumer Discretionary (from 9.9% to 13.9%). While corporate earnings and stock valuations are still a concern, improvements are beginning to show -- albeit on lower expectations. Positive earnings surprises have outpaced negative ones by more than a 4 to 1 margin and valuations are much closer to historical averages. From a long-term perspective, these market slowdowns have been short-lived and the outlook for consistent positive returns remains strong.

As an Index fund, our objective is to match the performance of the benchmark index (the Nasdaq 100). During a period of high mutual fund outflows, our full replication strategy, improved cost control, and cash flow management have minimized tracking error. The Nasdaq 100 Index(R) Fund performed in line with the Fund's objective and posted a return of -27.53% (Class A Shares at net asset value) for the year ended October 31, 2002.

-------------------------------------------------------------------------------

* The Nasdaq-100 Index(R) (NASDAQ 100) is an unmanaged index, generally representative of large capitalization equity securities heavily weighted in the technology sector. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of the Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Victory Portfolios. The product has not been passed on by the Corporations as to their legality or suitability. The product is not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

The Fund's concentration in technology stocks entails specific risks including that technology stocks have historically experienced a high level of price volatility. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price fluctuations.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Nasdaq-100 Index(R) Fund
vs. Nasdaq-100 Index(R)*

(Dollars in thousands)

                               Nasdaq-100       Nasdaq-100      Nasdaq-100
                               Index(R)         Index(R)        Index(R)
                               Fund Class       Fund Class
                               A @ MOP          A @ NAV

7/31/2000                         9425            10000            10000
8/31/2000                        10763            11420            11297
9/30/2000                         9453            10030             9893
10/31/2000                        8699             9230             9094
11/30/2000                        6701             7110             6945
12/31/2000                        6226             6605             6488
1/31/2001                         6907             7328             7184
2/28/2001                         5109             5421             5287
3/31/2001                         4244             4503             4359
4/30/2001                         4983             5287             5140
5/31/2001                         4851             5146             4987
6/30/2001                         4927             5227             5078
7/31/2001                         4538             4814             4665
8/31/2001                         3959             4200             4072
9/30/2001                         3133             3324             3237
10/31/2001                        3655             3878             3781
11/30/2001                        4262             4522             4422
12/31/2001                        4215             4472             4369
1/31/2002                         4139             4391             4295
2/28/2002                         3664             3888             3766
3/31/2002                         3883             4119             4025
4/30/2002                         3427             3636             3538
5/31/2002                         3237             3435             3348
6/30/2002                         2810             2981             2913
7/31/2002                         2582             2740             2666
8/31/2002                         2525             2679             2611
9/30/2002                         2231             2367             2307
10/31/2002                        2649             2810             2742

Graph reflects investment growth of a hypothetical $10,000 investment. Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                  Average Annual Total Return
                                     As of October 31, 2002

                    NASDAQ-100             NASDAQ-100                 NASDAQ-100
                    Class A                Class C                    Class G

                                Maximum                  Contingent
                    Net Asset   Offering   Net Asset     Deferred     Net Asset
                    Value       Price      Value         Charges      Value

  One Year          -27.53%     -31.62%      N/A            N/A       -27.53%
  Since Inception   -43.09%     -44.56%    -27.72%        -28.44%     -43.12%

The inception date for Class A and Class G is August 1, 2000.

The inception date for Class C is March 1, 2002.

Introduction to
Specialty Funds

                            The Investment Process

The Victory Specialty Funds either represent an integrated investment approach combining the broader asset classes or an entirely unique investment category. Some of our specialty funds mix their exposure in equities, fixed income investments and other asset classes in order to achieve a more "balanced" or integrated investment approach. Our asset allocation series or "lifestyle" funds take this diversification to another level and invest in other mutual funds covering the broader asset class in an attempt to provide investors with a complete investment program. The other Specialty Funds within our fund family each represent a unique investment niche or asset class. Specialty Funds typically fall between equity and fixed income investments in terms of risk and reward potential.

LifeChoice Funds

The LifeChoice Funds are a series of three asset allocation mutual funds that offer a simple way to choose an investment that may match the personal goals, risk tolerance, and time horizon of an individual investor. Each LifeChoice Fund is set up as a "fund of funds," which means that an investment in one is an investment in a package of equity, specialty, fixed income, and money market mutual funds. The mix of funds, including both proprietary Victory Funds and select "other" funds, varies based on the objective of the particular LifeChoice Fund, whether it's conservative-, moderate- or growth-orientated. Essentially, each LifeChoice Fund offers a single solution, a complete investment program that attempts to meet an investor's individual lifestyle.

Balanced Fund

The Balanced Fund's objective is to seek to provide both current income and capital appreciation for investors. The challenge of this Fund is to find the right "balance" between common stocks and fixed income securities. A "value" style is adhered to when identifying stocks which are believed to be undervalued in relation to their earnings potential. Relative value is the primary emphasis of the fixed income investment decision process.

Convertible Fund

A three pronged analysis is conducted before including any security in the Convertible Fund.

     An equity analysis is done on the common stocks to evaluate the underlying company's growth rates, competitive advantage and management teams.

     A fixed income evaluation is conducted. This helps measure the volatility of the securities under consideration and can also help predict how the securities will react in varying interest rate environments.

     Those securities that make it through the first two steps must then undergo a convertible analysis to determine if they are undervalued in the current market.

Real Estate Fund

The Real Estate Fund employs a "bottom-up" portfolio strategy and seeks to produce competitive total returns by focusing on capital preservation and:
     o    identifying undervalued securities
     o    examining dividend and cash flow factors
     o    evaluating a firm's business acumen
     o analyzing superior prospects for high current income and capital appreciation.

The Victory Specialty Funds

LifeChoice Conservative Investor Fund
LifeChoice Moderate Investor Fund
LifeChoice Growth Investor Fund

For the fiscal year, all three LifeChoice Funds accomplished their most broad objective, which is to deliver performance that falls between the S&P 500* and the Lehman Aggregate Bond Index**. However, in an extended declining market such as we have experienced during the past three fiscal years, these roles are reversed -- the Lehman Aggregate (with a 5.89% return for the fiscal year) becomes the high benchmark and the S&P 500 (with a -15.11% return) becomes the low measure. Also, this fiscal year, for the most part, has been characterized by across-the-board negative performance for all types of equities, minimizing some of the asset allocation benefit achieved in the past two fiscal years. Still, in the short-term, the trailing one-year performance numbers of the LifeChoice Funds fall in line with these broader market indicators. For the period, the bond-heavy Conservative Investor Fund returned -4.61%, the more-balanced Moderate Investor Fund ended the period with a -8.14% return, and the Growth Investor Fund followed in line with other equity-heavy portfolios returning -12.82%. Clearly while each Fund's return is negative, asset allocation has helped minimize the downside.

The traditional fixed income markets were the place to be again in 2002. Positive results were delivered by all of the fixed income and money market allocations. For example, the Victory Fund for Income and the Victory Intermediate Income Fund delivered returns of 5.89% and 4.54%, respectively. Results from allocations to specialty asset classes were mixed for the year, with the Victory Real Estate Fund posting a positive return of 1.37% and the Victory Convertible Fund posting a negative one of -8.74%.

As previously mentioned, the equity markets generally were down across the board. The best performance came from the small and mid-cap value allocations. The Victory Small Company Opportunity Fund delivered a 0.29% return and second best was delivered by Victory Special Value Fund with a
- -1.57% return. At the opposite end of the spectrum our large-cap and international allocations were pretty closely grouped, returning between
- -16.36% and -17.42%. Fund selection changes during the year had a positive impact by minimizing the downside. In the first quarter, we split our international allocation between two funds: one representing the value style, and the other growth. The addition of the Dreyfus International Value Fund helped minimize the downside even though it had a negative return due to the growth style continuing to perform poorly relative to value. Likewise in the second quarter, we removed the Berger Small Cap Growth Fund due to poor performance, and allocated this position to the Victory Small Company Opportunity Fund, which, as previously mentioned, had a positive return for the period. The only other actions taken through the remainder of the fiscal year affecting the portfolios were rebalances back to target allocations and a slight increase in equity exposure. These minor changes had a slight negative impact for the period since equities continued to under perform for longer than we expected.

Over the past five years, asset allocation has gone from being a quaint idea that was no longer relevant to once again a sound investment practice. The dramatic market events of the past three years have reminded investors of the importance of proper asset allocation and diversification. During these dramatic market

                                                     (Continued on next page)

The Victory Specialty Funds

LifeChoice Conservative Investor Fund
LifeChoice Moderate Investor Fund
LifeChoice Growth Investor Fund (Continued)

swings, the LifeChoice Funds have not wavered from their goal of providing simple all-inclusive investment options for investors. In general, the LifeChoice Allocation Committee continues to believe that a well-diversified, risk-adverse, long-term approach to portfolio management, with assets properly allocated among the various asset classes, will position the Fund's style to take advantage of the best, while minimizing the worst areas of the market over the long-term.

-------------------------------------------------------------------------------

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is an unmanaged index, generally representative of longer-term (greater than 1 year), investment-grade fixed-income securities. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions. Total returns for more than one year are average annual total returns.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

The Fund's investments in funds which contain specialty (real estate), international, below investment grade ("junk bond"), and small cap securities may present increased risk.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains.


LifeChoice Conservative Investor Fund

LifeChoice Conservative Investor Fund
vs. Lehman Aggregate** & S&P 500*

(Dollars in thousands)

                     LifeChoice        Lehman Aggregate        S&P 500
                     Conservative
                     @ NAV

12/31/96               10000                10000                10000
1/31/97                10110                10031                10625
2/28/97                10110                10056                10708
3/31/97                 9939                 9944                10268
4/30/97                10091                10093                10881
5/31/97                10434                10188                11544
6/30/97                10676                10309                12062
7/31/97                11093                10587                13021
8/31/97                10920                10497                12291
9/30/97                11286                10652                12964
10/31/97               11122                10806                12531
11/30/97               11163                10856                13111
12/31/97               11271                10966                13336
1/31/98                11333                11106                13484
2/28/98                11624                11098                14456
3/31/98                11905                11136                15197
4/30/98                11967                11194                15350
5/31/98                11831                11300                15086
6/30/98                11925                11396                15699
7/31/98                11725                11420                15531
8/31/98                10902                11606                13289
9/30/98                11205                11878                14137
10/31/98               11418                11815                15287
11/30/98               11738                11882                16214
12/31/98               11999                11918                17148
1/31/99                12088                12003                17865
2/28/99                11798                11794                17310
3/31/99                11993                11859                18003
4/30/99                12420                11897                18699
5/31/99                12330                11792                18257
6/30/99                12538                11755                19273
7/31/99                12390                11705                18669
8/31/99                12288                11699                18577
9/30/99                12153                11835                18068
10/31/99               12359                11878                19211
11/30/99               12525                11877                19606
12/31/99               12913                11820                20756
1/31/2000              12736                11781                19713
2/29/2000              12996                11924                19340
3/31/2000              13462                12081                21232
4/30/2000              13212                12046                20593
5/31/2000              13141                12041                20171
6/30/2000              13560                12291                20668
7/31/2000              13536                12403                20345
8/31/2000              14076                12583                21513
9/30/2000              13934                12662                20468
10/31/2000             13789                12746                20381
11/30/2000             13311                12954                18774
12/31/2000             13797                13194                18866
1/31/2001              14114                13410                19535
2/28/2001              13645                13527                17754
3/31/2001              13284                13595                16629
4/30/2001              13820                13538                17922
5/31/2001              13935                13620                18042
6/30/2001              13819                13671                17603
7/31/2001              13819                13977                17429
8/31/2001              13549                14137                16338
9/30/2001              12930                14302                15017
10/31/2001             13177                14601                15305
11/30/2001             13563                14400                16479
12/31/2001             13592                14308                16624
1/31/2002              13511                14424                16381
2/28/2002              13470                14564                16065
3/31/2002              13746                14322                16669
4/30/2002              13637                14600                15659
5/31/2002              13582                14724                15543
6/30/2002              13212                14851                14436
7/31/2002              12661                15030                13311
8/31/2002              12758                15284                13398
9/30/2002              12237                15531                11942
10/31/2002             12569                15461                12993


Graph reflects investment growth of hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                                  LIFECHOICE
                             CONSERVATIVE INVESTOR

                                    Net Asset
                                    Value

  One Year                          -4.61%
  Three Year                         0.56%
  Five Year                          2.48%
  Since Inception                    4.00%

The inception date for the LifeChoice Conservative Investor Fund is December 31, 1996.

                         The Victory Specialty Funds

LifeChoice Moderate Investor Fund

LifeChoice Moderate Investor Fund
vs. Lehman Aggregate(2) & S&P 500(1)

(Dollars in thousands)

                     LifeChoice           Lehman Aggregate           S&P 500
                     Moderate @ NAV

12/31/96                10000                  10000                  10000
1/31/97                 10140                  10031                  10625
2/28/97                 10250                  10056                  10708
3/31/97                  9953                   9944                  10268
4/30/97                 10094                  10093                  10881
5/31/97                 10576                  10188                  11544
6/30/97                 10877                  10309                  12062
7/31/97                 11352                  10587                  13021
8/31/97                 11130                  10497                  12291
9/30/97                 11619                  10652                  12964
10/31/97                11324                  10806                  12531
11/30/97                11365                  10856                  13111
12/31/97                11483                  10966                  13336
1/31/98                 11514                  11106                  13484
2/28/98                 11977                  11098                  14456
3/31/98                 12354                  11136                  15197
4/30/98                 12447                  11194                  15350
5/31/98                 12199                  11300                  15086
6/30/98                 12308                  11396                  15699
7/31/98                 11995                  11420                  15531
8/31/98                 10704                  11606                  13289
9/30/98                 11063                  11878                  14137
10/31/98                11462                  11815                  15287
11/30/98                11923                  11882                  16214
12/31/98                12382                  11918                  17148
1/31/99                 12447                  12003                  17865
2/28/99                 12034                  11794                  17310
3/31/99                 12253                  11859                  18003
4/30/99                 12733                  11897                  18699
5/31/99                 12646                  11792                  18257
6/30/99                 13029                  11755                  19273
7/31/99                 12876                  11705                  18669
8/31/99                 12755                  11699                  18577
9/30/99                 12564                  11835                  18068
10/31/99                12885                  11878                  19211
11/30/99                13199                  11877                  19606
12/31/99                13781                  11820                  20756
1/31/2000               13467                  11781                  19713
2/29/2000               13746                  11924                  19340
3/31/2000               14411                  12081                  21232
4/30/2000               14002                  12046                  20593
5/31/2000               13850                  12041                  20171
6/30/2000               14338                  12291                  20668
7/31/2000               14220                  12403                  20345
8/31/2000               14938                  12583                  21513
9/30/2000               14691                  12662                  20468
10/31/2000              14549                  12746                  20381
11/30/2000              13825                  12954                  18774
12/31/2000              14375                  13194                  18866
1/31/2001               14750                  13410                  19535
2/28/2001               14078                  13527                  17754
3/31/2001               13534                  13595                  16629
4/30/2001               14196                  13538                  17922
5/31/2001               14326                  13620                  18042
6/30/2001               14125                  13671                  17603
7/31/2001               14073                  13977                  17429
8/31/2001               13656                  14137                  16338
9/30/2001               12819                  14302                  15017
10/31/2001              13069                  14601                  15305
11/30/2001              13634                  14400                  16479
12/31/2001              13715                  14308                  16624
1/31/2002               13564                  14424                  16381
2/28/2002               13481                  14564                  16065
3/31/2002               13874                  14322                  16669
4/30/2002               13638                  14600                  15659
5/31/2002               13555                  14724                  15543
6/30/2002               13024                  14851                  14436
7/31/2002               12259                  15030                  13311
8/31/2002               12328                  15284                  13398
9/30/2002               11557                  15531                  11942
10/31/2002              12005                  15461                  12993

Graph reflects investment growth of hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

(2) The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is an unmanaged index, generally representative of longer-term (greater than 1 year), investment-grade fixed-income securities. An investor cannot invest directly in an index.

                         Average Annual Total Return
                            As of October 31, 2002

                                  LIFECHOICE
                               MODERATE INVESTOR

                                    Net Asset
                                    Value

  One Year                          -8.14%
  Three Year                        -2.33%
  Five Year                          1.17%
  Since Inception                    3.18%

The inception date for the LifeChoice Moderate Investor Fund is December 31,
1996.



LifeChoice Growth Investor Fund

LifeChoice Growth Investor Fund
vs. Lehman Aggregate(2) & S&P 500(1)

(Dollars in thousands)

                  LifeChoice         Lehman Aggregate         S&P 500
                  Growth @ NAV

12/31/96               10000                10000                10000
1/31/97                10200                10031                10625
2/28/97                10170                10056                10708
3/31/97                9918                 9944                 10268
4/30/97                10109                10093                10881
5/31/97                10741                10188                11544
6/30/97                11105                10309                12062
7/31/97                11609                10587                13021
8/31/97                11347                10497                12291
9/30/97                11951                10652                12964
10/31/97               11497                10806                12531
11/30/97               11547                10856                13111
12/31/97               11691                10966                13336
1/31/98                11670                11106                13484
2/28/98                12307                11098                14456
3/31/98                12795                11136                15197
4/30/98                12908                11194                15350
5/31/98                12568                11300                15086
6/30/98                12684                11396                15699
7/31/98                12323                11420                15531
8/31/98                10679                11606                13289
9/30/98                11084                11878                14137
10/31/98               11608                11815                15287
11/30/98               12142                11882                16214
12/31/98               12720                11918                17148
1/31/99                12730                12003                17865
2/28/99                12230                11794                17310
3/31/99                12472                11859                18003
4/30/99                13050                11897                18699
5/31/99                12952                11792                18257
6/30/99                13472                11755                19273
7/31/99                13319                11705                18669
8/31/99                13177                11699                18577
9/30/99                12925                11835                18068
10/31/99               13387                11878                19211
11/30/99               13852                11877                19606
12/31/99               14680                11820                20756
1/31/2000              14202                11781                19713
2/29/2000              14482                11924                19340
3/31/2000              15381                12081                21232
4/30/2000              14809                12046                20593
5/31/2000              14598                12041                20171
6/30/2000              15127                12291                20668
7/31/2000              14916                12403                20345
8/31/2000              15830                12583                21513
9/30/2000              15456                12662                20468
10/31/2000             15291                12746                20381
11/30/2000             14223                12954                18774
12/31/2000             14872                13194                18866
1/31/2001              15280                13410                19535
2/28/2001              14265                13527                17754
3/31/2001              13480                13595                16629
4/30/2001              14417                13538                17922
5/31/2001              14549                13620                18042
6/30/2001              14269                13671                17603
7/31/2001              14084                13977                17429
8/31/2001              13449                14137                16338
9/30/2001              12266                14302                15017
10/31/2001             12558                14601                15305
11/30/2001             13324                14400                16479
12/31/2001             13458                14308                16624
1/31/2002              13241                14424                16381
2/28/2002              13068                14564                16065
3/31/2002              13621                14322                16669
4/30/2002              13245                14600                15659
5/31/2002              13100                14724                15543
6/30/2002              12377                14851                14436
7/31/2002              11406                15030                13311
8/31/2002              11421                15284                13398
9/30/2002              10382                15531                11942
10/31/2002             10948                15461                12993

Graph reflects investment growth of hypothetical $10,000 investment. Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1) The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

(2) The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is an unmanaged index, generally representative of longer-term (greater than 1 year), investment-grade fixed-income securities. An investor cannot invest directly in an index.

                         Average Annual Total Return
                            As of October 31, 2002

                                  LIFECHOICE
                                GROWTH INVESTOR

                                    Net Asset
                                    Value

  One Year                          -12.82%
  Three Year                         -6.48%
  Five Year                           0.97%
  Since Inception                     1.56%

The inception date for the LifeChoice Growth Investor Fund is December 31,
1996.

                                                  The Victory Specialty Funds

Balanced Fund

Fiscal 2002 marked another difficult year for the equity markets. Concerns about the sustainability of the economic recovery as well as the quality of corporate earnings weighed heavily on the market's performance. Continued terrorist alerts and the potential of a U.S. invasion of Iraq further contributed to the volatility. All eight S&P 500 sectors recorded negative returns for the year.

The Fund ended the year with an asset allocation of 58% equities, 40% fixed income, and 2% cash. The underweight position in equities maintained throughout the year proved to be very beneficial to overall portfolio returns in 2002. The market's decline has been widespread with the S&P 500* and the NASDAQ** posting double digit declines.

Throughout the year the Balanced Fund was overweight in Basic Industry, Capital Goods, Energy, Financial, and Utilities sectors; and underweight in Consumer Cyclicals, Consumer Staples, and Technology. As to sector allocation, the equity portfolio benefited most from an overweight in Basic Industry and an underweight in the Technology sector, which were the best and worst performing sectors for the year. The overweight position in the Utilities sector which was the worst performing sector, had the largest negative impact on performance. In the case of stock selection, holdings in Bank of America, Viacom, Allstate, Pharmacia, and Sera Lee were top contributors to performance. Holdings in El Paso, AOL, Time Warner, Honeywell, Wyeth, and Duke Energy negatively impacted performance.

The near-term environment for the equity markets is likely to remain volatile. However, given the current level of interest rates, inflation and earnings outlook, equity valuations appear more attractive. The economy should continue to expand at a moderate, though volatile pace. Stimulative fiscal and monetary policy should help ensure continued economic growth. Relative to the S&P 500, the equity portfolio continues to remain overweight in the value-oriented Financial, Energy and Utilities sectors. We believe that the Basic Industry and Capital Goods sectors are poised to outperform as the economy recovers. Our largest underweight position versus the S&P 500 remains the Technology sector, as Technology spending will likely lag a recovery in the overall economy.

In regards to the fixed income portion of the portfolio, given the economic concerns following September 11th, the Federal Reserve continued to aggressively ease rates by lowering the Federal Funds' rate from 3% to 1.75%, a 40 year low. It is not surprising then, given the equity market melt down and easy monetary policy, that interest rates dropped dramatically:

      Maturity         10/31/01    10/31/02     Change

      3 Month           2.00%       1.45%      (0.55)%
      6 Month           1.94%       1.41%      (0.53)%
      2 Year            2.42%       1.67%      (0.75)%
      5 Year            3.47%       2.73%      (0.74)%
      10 Year           4.23%       3.89%      (0.34)%
      30 Year           4.87%       4.99%       0.11%

In this environment, corporate bonds performed very poorly as their spreads to U.S. treasuries widened dramatically over the last twelve months. The negative performance generated by several of the Balanced Fund's holdings could not be offset by positive contributions from the overweight positions in mortgage-backed and asset-backed securities that were maintained over the entire period. The Fund maintained duration neutrality throughout the year reflecting the emphasis on building the Fund's value with yield contribution rather than market-timing strategies.

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is a disproportionately tech-heavy index. An investor cannot invest directly in an index.

*** The Lipper Balanced Fund Index (Lipper Balanced) is generally representative of the 30 largest funds within the Lipper Balanced Fund investment category. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns.

Balanced Fund
vs. S&P 500* & Lipper Balanced***

(Dollars in thousands)

                       Balanced       Balanced         Lipper        S&P 500
                       Class A         Class A        Balanced
                        @ MOP          @ NAV

12/10/93                 9425           10000           10000          10000
1/31/94                  9623           10210           10434          10340
3/31/94                  9072            9626            9858           9621
5/31/94                  9209            9770            9956           9904
6/30/94                  9096            9651            9783           9661
7/31/94                  9294            9861           10004           9979
8/31/94                  9507           10087           10254          10388
9/30/94                  9268            9833           10069          10134
10/31/94                 9371            9943           10100          10361
11/30/94                 9190            9751            9865           9984
12/31/94                 9296            9863            9960          10132
1/31/95                  9483           10062           10084          10395
2/28/95                  9800           10398           10377          10800
3/31/95                  9966           10574           10561          11119
4/30/95                 10192           10814           10759          11446
5/31/95                 10555           11199           11103          11904
6/30/95                 10619           11267           11300          12180
7/31/95                 10805           11464           11539          12584
8/31/95                 10861           11524           11629          12616
9/30/95                 11156           11837           11907          13148
10/31/95                11173           11854           11877          13101
11/30/95                11509           12211           12246          13676
12/31/95                11724           12439           12438          13940
1/31/96                 11966           12696           12663          14414
2/29/96                 11893           12619           12669          14548
3/31/96                 12056           12791           12717          14688
4/30/96                 12110           12848           12801          14904
5/31/96                 12213           12958           12932          15289
6/30/96                 12303           13053           12975          15347
7/31/96                 12048           12783           12641          14669
8/31/96                 12204           12948           12840          14978
9/30/96                 12662           13435           13315          15822
10/31/96                12991           13784           13597          16258
11/30/96                13691           14527           14231          17487
12/31/96                13430           14249           14057          17140
1/31/97                 13848           14693           14487          18211
2/28/97                 13891           14739           14540          18354
3/31/97                 13560           14387           14118          17600
4/30/97                 13934           14784           14542          18650
5/31/97                 14472           15355           15137          19786
6/30/97                 14874           15781           15630          20674
7/31/97                 15653           16608           16520          22318
8/31/97                 15068           15988           15995          21067
9/30/97                 15651           16606           16633          22221
10/31/97                15462           16406           16330          21479
11/30/97                15803           16767           16629          22473
12/31/97                16050           17029           16875          22859
1/31/98                 16176           17163           16993          23112
2/28/98                 16741           17762           17667          24779
3/31/98                 17237           18288           18208          26048
4/30/98                 17398           18460           18335          26309
5/31/98                 17336           18393           18196          25857
6/30/98                 17665           18743           18527          26908
7/31/98                 17639           18716           18315          26621
8/31/98                 16376           17375           16737          22778
9/30/98                 17177           18225           17459          24231
10/31/98                17712           18793           18113          26202
11/30/98                18287           19402           18776          27792
12/31/98                18924           20079           19468          29391
1/31/99                 19230           20403           19780          30621
2/28/99                 18849           19999           19304          29669
3/31/99                 19205           20376           19781          30857
4/30/99                 19793           21000           20429          32051
5/31/99                 19500           20689           20114          31294
6/30/99                 20026           21248           20670          33034
7/31/99                 19628           20825           20283          31999
8/31/99                 19464           20652           20070          31841
9/30/99                 19161           20330           19813          30968
10/31/99                19789           20996           20387          32928
11/30/99                19878           21090           20606          33604
12/31/99                20220           21454           21216          35576
1/31/2000               19748           20953           20683          33788
2/29/2000               19418           20602           20633          33149
3/31/2000               20623           21881           21848          36392
4/30/2000               20291           21529           21447          35297
5/31/2000               20274           21511           21246          34573
6/30/2000               20328           21568           21585          35425
7/31/2000               20324           21564           21526          34871
8/31/2000               21132           22421           22487          37037
9/30/2000               20822           22092           22014          35082
10/31/2000              21124           22412           21994          34934
11/30/2000              20567           21822           21196          32179
12/31/2000              21236           22532           21723          32337
1/31/2001               21561           22876           22184          33484
2/28/2001               20895           22169           21322          30431
3/31/2001               20402           21646           20634          28503
4/30/2001               21108           22396           21500          30718
5/31/2001               21260           22557           21691          30924
6/30/2001               20826           22097           21359          30171
7/31/2001               20898           22173           21344          29874
8/31/2001               20267           21504           20736          28004
9/30/2001               19419           20604           19740          25740
10/31/2001              19750           20955           20070          26233
11/30/2001              20278           21515           20869          28246
12/31/2001              20351           21593           21020          28493
1/31/2002               20114           21341           20835          28078
2/28/2002               20046           21269           20694          27536
3/31/2002               20341           21582           21146          28572
4/30/2002               19817           21026           20639          26839
5/31/2002               19839           21049           20629          26642
6/30/2002               19124           20291           19749          24744
7/31/2002               18223           19335           18737          22816
8/31/2002               18418           19542           18929          22965
9/30/2002               17407           18469           17799          20469
10/31/2002              18159           19267           18541          22271

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                  BALANCED FUND         BALANCED FUND
                     Class A               Class G

                                Maximum
                   Net Asset    Offering       Net Asset
                   Value        Price            Value

  One Year           -8.05%     -13.32%         -8.40%
  Three Year         -2.82%      -4.72%          N/A
  Five Year           3.27%       2.05%          N/A
  Since Inception     7.66%       6.94%         -3.33%

The inception date for Class A is December 10, 1993.

The inception date for Class G is December 15, 1999.

Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.

The Victory Specialty Funds

Convertible Fund

Over the past fiscal year, the convertible asset class provided investors with a defensive alternative to the more volatile equity market. Through a combination of a healthy current yield plus the protection of the underlying bond "floor", convertibles avoided the steep declines exhibited by the S&P 500* and the NASDAQ**. In fact, the dominant trend to note within the convertible market was the continual decline of the overall equity sensitivity. Since the last Fund review, the delta (a measure of equity sensitivity with 1.0 being the highest sensitivity and 0.01 the lowest) has fallen to historic lows and currently stands at 0.30, meaning convertibles now capture, on average, 30% of the underlying stock movement. Consequently, the convertible market, as measured by the Merrill Lynch Convertible Value Index***, fell 9.93% compared to -15.10% and -21.03% for the S&P 500 and the NASDAQ, respectively. The Convertible Fund returned -8.74% (Class A Shares at net asset value) over the same time period. Given its strong comparative performance during the current bear market, the Fund now ranks in the 36 percentile out of 63 funds in the Lipper peer group for the trailing three-years ended October 31, 2002.

Although the convertible market continues to lose its equity sensitivity or delta, this factor has not changed our strategy or philosophy of investing. We continue to employ a balanced approach relative to the market in terms of the three objectives or category types (equity alternatives, total return and yield or bond-like alternatives), and this factor continues to be the most influential determinate of our performance results. Throughout the year, the Fund has been positioned conservatively. The weighted average delta ranged from a high of 0.45 to a low of 0.29, and at most times was either slightly higher or equal to the overall market. The Fund currently carries a 0.33 delta, matching the index. Additionally, the two other factors influencing performance were the dedication to high credit quality and the above market current yield. Currently carrying a BBB-weighted average credit rating versus the market's BBB- average, the fund's concentration in higher quality credits aided performance as these securities considerably outperformed their lower quality counterparts during the year. Finally, the Fund's consistent yield advantage compared to the Merrill Lynch Convertible Value Index provided a cushion, offsetting some of the damage from falling prices.

Going forward, we believe convertibles remain an attractive investment vehicle in a below-normal to normal equity environment. In the event of a rapidly rising equity market, we believe convertibles will participate but not likely match equity returns. Given the attractive convertible and equity valuations that both now exist, we are taking this opportunity to add more sensitivity to the Fund through higher delta securities. However, the Fund will maintain its weighted average investment grade rating, yield advantage, and balanced approach.

-------------------------------------------------------------------------------

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The index is a disproportionately tech-heavy index. An investor cannot invest directly in an index.

*** The Merrill Lynch Convertible Value Index is an unmanaged index, generally representative of convertible preferred shares and convertible bonds with underlying stocks that have a lower price-to-book ratios. An investor cannot invest directly in an index.

**** The Lipper Convertible Securities Fund Index is an unmanaged index, generally representative of convertible bonds and convertible preferred shares. Lipper Mutual Fund Indices are equally weighted and composed of the largest mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. An investor cannot invest directly in an index.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

Convertible Fund
vs. S&P 500* & Lipper Convertible Securities Fund Index****

(Dollars in thousands)

                       Convertible   Convertible   Lipper Conv     S&P500
                       Class A       Class A       Securities
                       @ MOP         @ NAV

10/31/92                9425          10000          10000          10000
11/30/92                9408           9982          10248          10341
12/31/92                9692          10283          10459          10468
1/31/93                 9904          10509          10694          10555
2/28/93                10126          10744          10695          10699
3/31/93                10383          11017          11045          10925
4/30/93                10518          11160          10974          10661
5/31/93                10725          11379          11220          10946
6/30/93                10833          11493          11312          10978
7/31/93                11024          11696          11380          10934
8/31/93                11361          12054          11692          11349
9/30/93                11407          12102          11778          11262
10/31/93               11600          12308          11955          11495
11/30/93               11517          12220          11849          11385
12/31/93               11638          12348          12011          11523
1/31/94                11762          12480          12316          11914
2/28/94                11619          12328          12210          11591
3/31/94                11343          12035          11780          11086
4/30/94                11217          11901          11630          11228
5/31/94                11140          11819          11615          11412
6/30/94                11130          11809          11518          11132
7/31/94                11267          11955          11705          11498
8/31/94                11415          12111          12037          11969
9/30/94                11454          12153          11941          11677
10/31/94               11414          12110          11919          11939
11/30/94               11015          11687          11586          11504
12/31/94               10888          11552          11572          11675
1/31/95                10940          11607          11679          11978
2/28/95                11212          11896          11957          12444
3/31/95                11526          12229          12233          12812
4/30/95                11833          12555          12444          13189
5/31/95                12067          12803          12713          13716
6/30/95                12120          12859          12981          14035
7/31/95                12443          13202          13371          14500
8/31/95                12788          13568          13470          14537
9/30/95                12992          13785          13675          15150
10/31/95               12829          13611          13452          15096
11/30/95               13265          14074          13855          15759
12/31/95               13534          14360          14010          16062
1/31/96                14033          14889          14260          16609
2/29/96                14101          14961          14482          16763
3/31/96                14305          15178          14622          16924
4/30/96                14374          15251          14960          17174
5/31/96                14557          15445          15203          17617
6/30/96                14511          15397          15011          17684
7/31/96                14104          14965          14474          16902
8/31/96                14581          15471          14987          17259
9/30/96                14988          15902          15464          18230
10/31/96               15365          16302          15538          18733
11/30/96               15953          16927          16071          20149
12/31/96               16124          17108          16062          19750
1/31/97                16387          17387          16541          20984
2/28/97                16549          17559          16468          21148
3/31/97                16271          17264          16143          20279
4/30/97                16347          17345          16264          21490
5/31/97                16967          18002          17037          22798
6/30/97                17537          18607          17578          23820
7/31/97                18280          19395          18390          25715
8/31/97                18228          19340          18387          24275
9/30/97                18806          19953          19206          25604
10/31/97               18496          19624          18725          24749
11/30/97               18547          19679          18659          25895
12/31/97               18760          19905          18777          26339
1/31/98                18704          19845          18805          26631
2/28/98                19226          20399          19630          28551
3/31/98                20042          21265          20237          30013
4/30/98                19971          21189          20330          30315
5/31/98                19514          20705          19921          29794
6/30/98                19679          20880          19843          31004
7/31/98                19218          20391          19476          30674
8/31/98                17418          18480          17211          26240
9/30/98                17579          18652          17459          27920
10/31/98               17812          18899          17955          30192
11/30/98               18264          19379          18681          32021
12/31/98               18613          19749          19303          33867
1/31/99                19194          20365          19931          35283
2/28/99                19000          20159          19238          34186
3/31/99                19404          20587          19680          35554
4/30/99                20004          21225          20608          36931
5/31/99                19899          21113          20695          36059
6/30/99                20532          21784          21425          38060
7/31/99                20258          21494          21236          36871
8/31/99                20030          21251          21047          36689
9/30/99                19585          20780          20851          35683
10/31/99               20032          21254          21546          37941
11/30/99               20133          21362          22626          38713
12/31/99               20800          22069          24765          40993
1/31/2000              20882          22156          24855         38933
2/29/2000              21999          23341          27213         38196
3/31/2000              22463          23833          27442         41933
4/30/2000              22480          23851          26220         40671
5/31/2000              22595          23974          25262         39837
6/30/2000              23739          25187          26761         40819
7/31/2000              23605          25045          26157         40181
8/31/2000              25144          26678          28152         42676
9/30/2000              24863          26380          27621         40423
10/31/2000             24153          25627          26691         40253
11/30/2000             22439          23808          24366         37079
12/31/2000             23756          25205          25960         37261
1/31/2001              24446          25937          26764         38583
2/28/2001              23085          24493          25293         35064
3/31/2001              22574          23952          24423         32843
4/30/2001              23968          25431          25801         35395
5/31/2001              24085          25554          25744         35633
6/30/2001              23902          25360          25401         34765
7/31/2001              23630          25071          25048         34423
8/31/2001              22930          24328          24449         32268
9/30/2001              21542          22856          22702         29662
10/31/2001             22167          23519          23321         30228
11/30/2001             22832          24225          24317         32547
12/31/2001             22844          24237          24737         32832
1/31/2002              22549          23924          24454         32353
2/28/2002              22234          23591          23969         31729
3/31/2002              22981          24383          24853         32922
4/30/2002              22624          24004          24639         30926
5/31/2002              22228          23584          24451         30698
6/30/2002              21484          22795          23276         28512
7/31/2002              20446          21694          21677         26290
8/31/2002              20566          21821          21922         26462
9/30/2002              19827          21036          21183         23586
10/31/2002             20230          21464          21577         25662


Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          Average Annual Total Return
                              As of October 31, 2002

                        CONVERTIBLE            CONVERTIBLE
                          Class A               Class G

                                    Maximum
                     Net Asset      Offering         Net Asset
                     Value          Price            Value

  One Year            -8.74%         -13.97%          -8.90%
  Three Year           0.33%          -1.63%            N/A
  Five Year            1.81%           0.61%            N/A
  Ten Year             7.94%           7.30%            N/A
  Since Inception      8.83%           8.39%          -0.25%

The inception date for Class A is April 14, 1988.

The inception date for Class G is December 21, 1999.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Rating of assets is as of October 31, 2002 and is subject to change without notice.

A significant amount of the Fund's assets may be comprised of below-investment grade securities, sometimes known as "junk bonds." These securities generally offer higher yields than investment grade securities but carry a higher risk of default and may be considered speculative.

Lipper rankings are based on total return and do not reflect sales charges. Fee waivers and reimbursements may have increased total returns and ratings. As of October 31, 2002 the Convertible Fund ranked 51/71, 23/63, 24/49 and 8/17 for the 1, 3, 5 and 10 years respectively.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.

                                                  The Victory Specialty Funds

Real Estate Fund

The last twelve months have been extremely difficult for equity investors, and real estate securities have provided some refuge from the turbulence in the broader market. The equity market faced a multitude of issues in the fiscal year, ranging from corporate malfeasance to earnings estimate reductions associated with an elongated economic recovery. Real Estate Investment Trust ("REIT") shares were able to escape the negative headlines, and combining this with higher dividend yields, lower volatility, and favorable earnings momentum, attracted the attention of investors. In addition, the stability of cash flows from the underlying leases on the properties owned by REITs was welcome in the uncertain economic environment. The Real Estate Fund returned 1.4% (Class A Shares at net asset value) under its MSREIT Index* benchmark, which improved 6.7% in the fiscal year. Importantly, the Fund reached its five-year mark in fiscal 2002, and outperformed the index over this time frame, returning 3.77% (Class A Shares at net asset value) versus 3.0% for the index.

After a strong first half, the office sector struggled from rising unemployment claims and some high-profile bankruptcies within the corporate sector. Earnings estimates were revised downward as vacancies began to rise in a multitude of geographic markets. The Fund favored office property owners in supply constrained areas with a diverse mix of credit worthy tenants, mitigating some of the risk of the slower economy. In addition, we are emphasizing companies with less leases rolling over in the next 12 months, as tenants have much more leverage in this environment.

Within the REIT industry, retail was the best performing sector. The resiliency of the consumer has driven the demand for space, as retailers continue to fuel growth with square footage expansion plans. This has had a positive impact on the earnings of the retail REITs, and the increasing demand for retail properties from pension funds and private investors has driven asset values up, helping share price performance. The Real Estate Fund was underweight the retail sector, anticipating that the consumer would not be able to withstand the pressures of a struggling economy, and the credit of select retail tenants would come under some pressure.

Looking forward, we are optimistic about the prospects for real estate securities, but not as confident the magnitude of the outperformance can continue. The traction REITs have gained as an asset class, becoming a larger consideration in asset allocation strategies. Asset values also have been driven up by pension funds' demand to diversify equity exposure. Conversely, REITs have been a pillar of strength versus the broader market for the past three years, as the S&P 500** suffered through significant declines.

Fundamentals have weakened in the real estate industry, as office/industrial REITs work through an extended period of job loss and lower manufacturing activity, and the apartment sector works through an overhang in supply in certain geographical markets and the diminishing demand generally associated with reduced employment levels. Despite the weaker fundamentals, stocks are trading close to net asset value, resulting in a higher risk/reward tradeoff. We are selectively buying companies that are trading at a discount to net asset value, with high quality management teams and strong balance sheets, resulting in less risk to dividends. Our emphasis remains in the office/industrial sector and our largest underweight remains in the retail sector.

-------------------------------------------------------------------------------

* The Morgan Stanley REIT Index (MSREIT Index) is an unmanaged index, generally representative of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. An investor cannot invest directly in an index.

** The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.


Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investments in this Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 5.75% sales charge.


Real Estate Fund
vs. MSREIT Index*

(Dollars in thousands)

                   Real Estate           Real Estate         MSREIT Index
                   Class A @ MOP         Class A @ NAV

4/30/97                 9425                10000                10000
5/31/97                 9661                10250                10301
6/30/97                10170                10790                10845
7/31/97                10745                11400                11139
8/31/97                10763                11420                11064
9/30/97                11844                12567                12110
10/31/97               11538                12242                11783
11/30/97               11681                12394                11957
12/31/97               11996                12728                12229
1/31/98                11899                12625                12054
2/28/98                11812                12533                11860
3/31/98                12097                12835                12141
4/30/98                11755                12472                11711
5/31/98                11609                12317                11609
6/30/98                11636                12346                11608
7/31/98                10878                11541                10778
8/31/98                 9952                10560                 9773
9/30/98                10413                11048                10379
10/31/98               10164                10784                10186
11/30/98               10363                10995                10346
12/31/98               10265                10891                10162
1/31/99                10153                10773                 9889
2/28/99                10032                10644                 9726
3/31/99                10073                10688                 9673
4/30/99                10951                11619                10608
5/31/99                11175                11857                10833
6/30/99                10949                11617                10632
7/31/99                10722                11376                10297
8/31/99                10670                11321                10198
9/30/99                10377                11010                 9771
10/31/99               10167                10787                 9548
11/30/99                9905                10509                 9407
12/31/99               10325                10955                 9699
1/31/2000              10399                11034                 9760
2/29/2000              10357                10988                 9605
3/31/2000              10954                11622                 9957
4/30/2000              11444                12143                10626
5/31/2000              11658                12369                10724
6/30/2000              12091                12828                10990
7/31/2000              12997                13790                11986
8/31/2000              12641                13412                11495
9/30/2000              13054                13850                11848
10/31/2000             12510                13273                11286
11/30/2000             12836                13619                11484
12/31/2000             13480                14302                12300
1/31/2001              13107                13906                12353
2/28/2001              13008                13801                12141
3/31/2001              13021                13815                12240
4/30/2001              13231                14038                12524
5/31/2001              13462                14284                12805
6/30/2001              14244                15113                13577
7/31/2001              14021                14876                13284
8/31/2001              14378                15255                13776
9/30/2001              14181                15046                13225
10/31/2001             13695                14531                12782
11/30/2001             14294                15166                13527
12/31/2001             14589                15479                13878
1/31/2002              14429                15309                13846
2/28/2002              14623                15515                14120
3/31/2002              15412                16353                15030
4/30/2002              15459                16402                15126
5/31/2002              15620                16573                15318
6/30/2002              15886                16856                15758
7/31/2002              15179                16105                14874
8/31/2002              15214                16142                14899
9/30/2002              14605                15496                14357
10/31/2002             13883                14730                13636


Graph reflects investment growth of a hypothetical $10,000 investment. Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         Average Annual Total Return
                            As of October 31, 2002

                REAL ESTATE        REAL ESTATE        REAL ESTATE
                FUND               FUND               FUND
                Class A            Class C            Class G

                                Maximum              Contingent
                     Net Asset  Offering  Net Asset  Deferred    Net Asset
                     Value      Price     Value      Charges     Value

  One Year            1.37%     -4.46%      N/A        N/A        1.11%
  Three Year         10.94%      8.78%      N/A        N/A         N/A
  Five Year           3.77%      2.54%      N/A        N/A         N/A
  Since Inception     7.29%      6.14%    -5.39%     -6.32%      13.27%

The inception date for Class A is April 30, 1997. The inception date for Class C is March 1, 2002.

The inception date for Class G is December 15, 1999.

Introduction to
Taxable Fixed Income Funds

                           The Investment Process

Selecting fixed income securities involves ongoing analysis not only of the bonds available in the marketplace, but of interest rates, yield curves, relative values and sector weightings. To conduct their security selection, the experienced fixed income management team follows a disciplined and tested process.

The investment advisor assigns a relative value to each economic sector by utilizing its in-house analytical capabilities as well as a wide range of outside research. It considers the broad economic environment in making duration decisions for each of the Victory Funds. The portfolio managers have developed a proprietary process to identify those securities that have strong potential for income and total return. They are active managers, continually monitoring portfolio holdings for shifts in value that will affect buy and sell decisions.

                       Fixed Income Securities Universe

                           Credit Screening Process

                         Duration and Maturity Screen

                            Intermediate-Term Pool

   Yield Curve Shape and
   Movement Analysis                            Relative Value Analysis
                                         Supply and Demand Scarcity; Regulatory
                                          Changes; New Products or Securities;
                                            New Issues; Technical Innovation;
                                           Sector Analysis; Investor Sentiment

                           Intermediate-Term Funds
                             Victory Intermediate
                                 Income Fund
                           Victory Fund for Income

     Research.

     Before any fixed income security can be considered for purchase by a portfolio manager, it must pass a stringent internal credit review process. As part of this process, credit analysts review the structure and credit ratings of the individual securities as well as the financial statements of the organizations that issue them.

     No large duration bets are taken.

     To keep the interest rate sensitivity of the Victory Funds' fixed income portfolios consistent with the market, a security benchmark is chosen that is appropriate for a given portfolio. The portfolio is then managed to keep its duration as close as possible to that of the given benchmark.

     Relative Value.

     The portfolio managers for the Victory Funds combine both technical research and market experience to seek to identify inefficiencies and anomalies in the marketplace. Inefficiencies give the portfolio manager the opportunity to purchase securities for the portfolio that may provide higher yields or total returns. Differences in relative value are a function of securities' yield differentials (e.g. between corporate, government and mortgage/asset backed securities), caused by regulatory changes, forces of supply and demand, and investor sentiments.

                                       The Victory Taxable Fixed Income Funds

Intermediate Income Fund

As investment managers, we often use history as a guide to determine the probable outcome of our investment decisions. We look at a plethora of economic data in order to hypothesize what the future may hold and how that might affect the Fund's portfolio. Had some soothsayer approached us on October 31, 2001 and said the U.S. economy would grow at a 3% annual rate, inflation would decrease from 2.6% to 1.5%, and post September 11th unemployment would remain below 6%, we never would have predicted what actually occurred in the financial markets over the next 12 months ended October 31, 2002.

The soothsayer's economic forecast was exactly what the economy delivered, but the financial markets returns did not reflect such an environment. Given the scandals that overwhelmed Corporate America and the ensuing media attention comparing all corporate leaders to the misdeeds of a few, it is not surprising investors reacted negatively. Over the one-year period ended October 31, 2002, the S&P 500* was down 15.1%, following on the previous 12-month period's return of -24.9%. Given the economic concerns following September 11th, the Federal Reserve continued to aggressively ease by lowering the Federal Funds' rate from 3% to 1.75%, a 40 year low. It is not surprising then, given the equity market melt down and easy monetary policy, that interest rates dropped dramatically:

      Maturity        10/31/01    10/31/02     Change

      3 Month           2.00%       1.45%      (0.55)%
      6 Month           1.94%       1.41%      (0.53)%
      2 Year            2.42%       1.67%      (0.75)%
      5 Year            3.47%       2.73%      (0.74)%
      10 Year           4.23%       3.89%      (0.34)%
      30 Year           4.87%       4.99%       0.11%

In this environment, corporate bonds performed very poorly as their spreads to U.S. treasuries widened dramatically over the last twelve months. For the fiscal year, the Intermediate Income Fund (Class A Shares at net asset value) performance lagged that of the benchmark, Lehman Brothers Intermediate Government/Corporate Bond Index, (4.54% versus 5.91%.) The negative impact of several holdings could not be offset by positive contributions from the overweight positions in mortgage-backed and asset-backed securities that were maintained over the entire period. The Fund maintained duration neutrality throughout the year reflecting the emphasis on building the Fund's value with yield contribution rather than market-timing strategies.

-------------------------------------------------------------------------------

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Int Gov't/Corp) is an unmanaged index, generally representative of investment-grade corporate debt securities and U.S. Treasury and U.S. government agency debt securities that mature in one to ten years. An investor cannot invest directly in an index. Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge applicable to Class A Shares. (Prior to May 1, 2001, the Class A maximum sales charge was 5.75%) Total returns for more than one year are average annual total returns.

Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 2.00% sales charge.

Intermediate Income Fund
vs. Lehman Int Gov't/Corp**

(Dollars in thousands)

                  Intermediate             Intermediate             Lehman Int
                  Income                   Income                   Govt/Corp
                  Class A @ MOP            Class A @ NAV

12/10/93              9800                    10000                    10000
1/31/94               9879                    10081                    10111
4/30/94               9529                     9723                     9731
5/31/94               9528                     9723                     9737
6/30/94               9532                     9727                     9739
7/31/94               9641                     9838                     9879
8/31/94               9654                     9851                     9910
9/30/94               9559                     9754                     9819
10/31/94              9557                     9752                     9817
11/30/94              9509                     9703                     9773
12/31/94              9547                     9741                     9807
1/31/95               9704                     9902                     9973
2/28/95               9868                    10069                    10179
3/31/95               9928                    10130                    10238
4/30/95              10040                    10245                    10364
5/31/95              10339                    10550                    10677
6/30/95              10396                    10608                    10749
7/31/95              10392                    10604                    10750
8/31/95              10487                    10702                    10848
9/30/95              10551                    10767                    10927
10/31/95             10669                    10886                    11049
11/30/95             10796                    11017                    11194
12/31/95             10886                    11108                    11311
1/31/96              10983                    11207                    11409
2/29/96              10842                    11063                    11275
3/31/96              10779                    10998                    11217
4/30/96              10725                    10944                    11177
5/31/96              10700                    10919                    11169
6/30/96              10808                    11029                    11287
7/31/96              10828                    11049                    11321
8/31/96              10826                    11047                    11330
9/30/96              10967                    11191                    11488
10/31/96             11154                    11382                    11691
11/30/96             11274                    11504                    11845
12/31/96             11218                    11447                    11769
1/31/97              11257                    11487                    11815
2/28/97              11272                    11502                    11837
3/31/97              11185                    11413                    11755
4/30/97              11311                    11542                    11894
5/31/97              11384                    11617                    11992
6/30/97              11484                    11718                    12102
7/31/97              11718                    11957                    12348
8/31/97              11646                    11884                    12286
9/30/97              11782                    12022                    12429
10/31/97             11893                    12135                    12566
11/30/97             11917                    12161                    12594
12/31/97             12009                    12254                    12695
1/31/98              12164                    12412                    12861
2/28/98              12160                    12409                    12851
3/31/98              12185                    12434                    12893
4/30/98              12245                    12495                    12957
5/31/98              12340                    12592                    13052
6/30/98              12419                    12673                    13136
7/31/98              12452                    12706                    13182
8/31/98              12665                    12924                    13389
9/30/98              12956                    13220                    13725
10/31/98             12880                    13142                    13712
11/30/98             12856                    13118                    13711
12/31/98             12911                    13174                    13766
1/31/99              12977                    13242                    13842
2/28/99              12765                    13026                    13638
3/31/99              12886                    13149                    13740
4/30/99              12914                    13178                    13782
5/31/99              12794                    13055                    13676
6/30/99              12771                    13031                    13686
7/31/99              12773                    13034                    13673
8/31/99              12764                    13024                    13684
9/30/99              12878                    13141                    13812
10/31/99             12857                    13119                    13847
11/30/99             12849                    13111                    13864
12/31/99             12815                    13077                    13819
1/31/2000            12782                    13043                    13769
2/29/2000            12888                    13151                    13882
3/31/2000            13038                    13304                    14027
4/30/2000            12989                    13254                    13995
5/31/2000            12985                    13250                    14017
6/30/2000            13210                    13479                    14264
7/31/2000            13306                    13577                    14373
8/31/2000            13446                    13720                    14542
9/30/2000            13573                    13850                    14675
10/31/2000           13628                    13906                    14742
11/30/2000           13815                    14097                    14942
12/31/2000           14095                    14383                    15217
1/31/2001            14302                    14594                    15467
2/28/2001            14433                    14728                    15613
3/31/2001            14532                    14829                    15733
4/30/2001            14493                    14789                    15691
5/31/2001            14558                    14855                    15780
6/30/2001            14606                    14905                    15838
7/31/2001            14915                    15219                    16167
8/31/2001            15056                    15363                    16329
9/30/2001            15305                    15617                    16567
10/31/2001           15545                    15863                    16842
11/30/2001           15376                    15690                    16673
12/31/2001           15288                    15600                    16581
1/31/2002            15370                    15683                    16667
2/28/2002            15481                    15797                    16800
3/31/2002            15228                    15538                    16544
4/30/2002            15464                    15780                    16818
5/31/2002            15607                    15926                    16986
6/30/2002            15718                    16039                    17132
7/31/2002            15797                    16119                    17335
8/31/2002            16034                    16361                    17593
9/30/2002            16320                    16653                    17908
10/31/2002           16251                    16583                    17838

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              Average Annual Total Return
                                 As of October 31, 2002

                       INTERMEDIATE INCOME   INTERMEDIATE INCOME
                             Class A               Class G

                                       Maximum
                        Net Asset      Offering         Net Asset
                        Value          Price            Value

  One Year              4.54%           2.50%            4.24%
  Three Year            8.12%           7.40%            N/A
  Five Year             6.44%           6.01%            N/A
  Since Inception       5.85%           5.62%            8.20%

The inception date for Class A is December 10, 1993.

The inception date for Class G is December 21, 1999.

The Victory Taxable Fixed Income Funds

Fund for Income

As investment managers, we often use history as a guide to determine the probable outcome of our investment decisions. We look at a plethora of economic data in order to hypothesize what the future may hold and how that might affect the Fund's portfolio. Had some soothsayer approached us on October 31, 2001 and said the U.S. economy would grow at a 3% annual rate, inflation would decrease from 2.6% to 1.5%, and post September 11th unemployment would remain below 6%, we never would have predicted what actually occurred in the financial markets over the next twelve months ended October 31, 2002.

The soothsayer's economic forecast was exactly what the economy delivered, but the financial market's returns did not reflect such an environment. Given the scandals that overwhelmed Corporate America and the ensuing media attention comparing all corporate leaders to the misdeeds of a few, it is not surprising investors reacted negatively. Over the one-year period ended October 31, 2002, the S&P 500* was down 15.1%, following on the previous 12-month period's return of -24.9%. Given the economic concerns following September 11th, the Federal Reserve continued to aggressively ease by lowering the Federal Funds' rate from 3% to 1.75%, a 40 year low. It is not surprising then, given the equity market melt down and easy monetary policy, that interest rates dropped dramatically:

      Maturity         10/31/01    10/31/02    Change

      3 Month           2.00%       1.45%      (0.55)%
      6 Month           1.94%       1.41%      (0.53)%
      2 Year            2.42%       1.67%      (0.75)%
      5 Year            3.47%       2.73%      (0.74)%
      10 Year           4.23%       3.89%      (0.34)%
      30 Year           4.87%       4.99%       0.11%

In this environment, we believe shareholders in the Fund for Income benefited from our continued emphasis on the borrower. Falling interest rates led to a stampede of borrowers seeking to refinance their mortgage loans. By focusing on borrowers who have consistently been unwilling or unable to refinance efficiently, the Fund was able to weather the refinancing blizzard. For example, more than 10% of the Fund's assets have old loans with rates of 8.5% or higher, while less than 2% of the GNMA universe of securities is backed by such loans. Also, roughly 25% of the Fund's assets are backed by loans restricting borrowers' ability to refinance their mortgages. This focus allowed the Fund to maintain a portfolio with a competitive coupon and a stable maturity able to deliver monthly dividends that only dropped 5% in an environment where the five-year U.S. Treasury bond dropped 21%. Additionally, while the fund (Class A Shares at net asset value) performed slightly behind the Lehman GNMA Index** for the fiscal year, (5.89% versus 6.31%), the fund's return over the past year compared favorably to the Lipper Ginnie Mae*** universe median (5.45%).

Our philosophy continues to focus on stabilizing and protecting our shareholders' investments while adding incremental value. We are convinced this objective in a conservative low-risk manner rewards our investors with relatively stable long-term returns and stable investment income. Our results deliver what we believe is the role of fixed investing.

-------------------------------------------------------------------------------

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

** The Lehman GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities. The Fund has designated the Lehman GNMA Index as its benchmark because that index better reflects the Fund's investment style and strategy. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

*** The Lipper Ginnie Mae universe consists of securities that are issued and guaranteed by an agency of the U.S. Government-the Government National Mortgage Association (GNMA).

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index.


Effective March 26, 1999, the Gradison Government Income Fund merged into the Fund for Income. For periods prior to that time, the performance shown is that of the Gradison Government Income Fund. Performance of Class A and Class G shares will differ due to differences in sales charge structure and class expense.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 2.00% sales charge.

Fund for Income
vs. Lehman GNMA Index**

(Dollars in thousands)

            Fund for Income Class G @ NAV       Lehman GNMA Index

10/31/92                10000                         10000
11/30/92                10004                         10046
12/31/92                10136                         10174
1/31/93                 10305                         10302
2/28/93                 10421                         10406
3/31/93                 10469                         10463
4/30/93                 10545                         10501
5/31/93                 10558                         10573
6/30/93                 10697                         10659
7/31/93                 10750                         10704
8/31/93                 10826                         10730
9/30/93                 10844                         10739
10/31/93                10895                         10757
11/30/93                10840                         10742
12/31/93                10905                         10842
1/31/94                 11021                         10928
2/28/94                 10900                         10873
3/31/94                 10572                         10580
4/30/94                 10492                         10507
5/31/94                 10511                         10537
6/30/94                 10463                         10521
7/31/94                 10642                         10726
8/31/94                 10654                         10760
9/30/94                 10485                         10608
10/31/94                10451                         10591
11/30/94                10390                         10561
12/31/94                10503                         10678
1/31/95                 10721                         10900
2/28/95                 11003                         11187
3/31/95                 11056                         11242
4/30/95                 11198                         11408
5/31/95                 11592                         11756
6/30/95                 11664                         11836
7/31/95                 11643                         11861
8/31/95                 11758                         11983
9/30/95                 11874                         12101
10/31/95                11991                         12200
11/30/95                12145                         12340
12/31/95                12309                         12498
1/31/96                 12379                         12586
2/29/96                 12242                         12491
3/31/96                 12179                         12460
4/30/96                 12089                         12428
5/31/96                 12045                         12386
6/30/96                 12182                         12548
7/31/96                 12206                         12595
8/31/96                 12209                         12601
9/30/96                 12388                         12811
10/31/96                12645                         13070
11/30/96                12835                         13259
12/31/96                12741                         13189
1/31/97                 12804                         13291
2/28/97                 12828                         13338
3/31/97                 12692                         13206
4/30/97                 12858                         13423
5/31/97                 12993                         13561
6/30/97                 13119                         13721
7/31/97                 13367                         13970
8/31/97                 13310                         13940
9/30/97                 13481                         14126
10/31/97                13642                         14272
11/30/97                13669                         14317
12/31/97                13806                         14446
1/31/98                 13960                         14586
2/28/98                 13966                         14618
3/31/98                 14004                         14679
4/30/98                 14064                         14764
5/31/98                 14167                         14865
6/30/98                 14243                         14927
7/31/98                 14299                         15011
8/31/98                 14528                         15129
9/30/98                 14770                         15308
10/31/98                14694                         15294
11/30/98                14740                         15381
12/31/98                14823                         15444
1/31/99                 14862                         15554
2/28/99                 14769                         15504
3/31/99                 14859                         15599
4/30/99                 14912                         15674
5/31/99                 14840                         15595
6/30/99                 14779                         15533
7/31/99                 14748                         15430
8/31/99                 14717                         15426
9/30/99                 14920                         15674
10/31/99                14963                         15767
11/30/99                14971                         15773
12/31/99                14937                         15741
1/31/2000               14855                         15600
2/29/2000               15010                         15799
3/31/2000               15225                         16049
4/30/2000               15201                         16035
5/31/2000               15225                         16092
6/30/2000               15469                         16390
7/31/2000               15541                         16477
8/31/2000               15762                         16726
9/30/2000               15886                         16881
10/31/2000              15972                         17006
11/30/2000              16184                         17246
12/31/2000              16424                         17491
1/31/2001               16676                         17776
2/28/2001               16790                         17856
3/31/2001               16890                         17963
4/30/2001               16848                         17994
5/31/2001               16946                         18143
6/30/2001               17004                         18195
7/31/2001               17297                         18507
8/31/2001               17407                         18642
9/30/2001               17622                         18895
10/31/2001              17863                         19147
11/30/2001              17706                         18988
12/31/2001              17611                         18931
1/31/2002               17761                         19120
2/28/2002               17914                         19315
3/31/2002               17688                         19132
4/30/2002               18035                         19468
5/31/2002               18163                         19597
6/30/2002               18305                         19754
7/31/2002               18543                         19985
8/31/2002               18708                         20125
9/30/2002               18956                         20290
10/31/2002              18898                         20354


Graph reflects investment growth of a hypothetical $10,000 investment. Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                              Average Annual Total Return
                                  As of October 31, 2002

                FUND                   FUND                        FUND
                FOR INCOME             FOR INCOME                  FOR INCOME
                Class A                Class C                     Class G
                            Maximum                  Contingent
                Net Asset   Offering   Net Asset     Deferred      Net Asset
                Value       Price      Value         Charges       Value

  One Year         5.89%     3.81%       N/A           N/A          5.80%
  Three Year       8.10%     7.38%       N/A           N/A          8.09%
  Five Year         N/A       N/A        N/A           N/A          6.73%
  Ten Year          N/A       N/A        N/A           N/A          6.57%
  Since Inception  6.92%     6.32%      5.17%         4.17%         7.82%

The inception date for Class A is March 26, 1999. The inception date for Class C is March 1, 2002.

The inception date for Class G is September 16, 1987.

Introduction to
Tax-Exempt Fixed Income Funds

                            The Investment Process

The Victory Funds offer a series of Municipal investment strategies that can help you manage your investments. The investment advisor's fixed income specialists maintain a close watch on the credit ratings of the issuers of holdings in the Victory Funds. In addition, our portfolio management team continuously assesses new municipal issues from across the nation for special values and incremental returns.

The portfolio managers of the Victory Funds utilize a three-dimensional approach to managing municipal portfolios.

     Research.

     Credit analysis of municipal securities and issuers is an on-going process. Portfolio managers and credit analysts review over 2,000 existing issues annually in addition to up to 500 new issues each year. Analysts review important factors such as the structure of the offering and the financial status of the issuing entity, as well as any underlying credit enhancements, including insurance and letters of credit.

     No large duration bets are taken.

     Portfolios are carefully managed to keep their duration consistent with their appropriate benchmark.

     Relative Value.

     The portfolio manager seeks to identify inefficiencies in the marketplace that may result in an increase in the relative value of the securities both in the portfolio and available in the market place. Differences in relative value of municipal securities are created by factors such as geographic and economic trends, regulatory changes, forces of supply and demand and investor sentiment.

          The portfolio management team for the Victory Municipal Funds seeks to keep the municipal portfolios fully invested while focusing on maintaining superior credit quality and adequate liquidity.


                        Tax-Exempt Securities Universe
                       2000+ issues reviewed per year;
                       500 new issues reviewed per year

                       Issue and Issuer Credit Quality

                         Duration and Maturity Screen

 Intermediate-Term Pool                              Long-Term Pool

                                Relative Value
               Scarcity/Liquidity; Geographic/Economic Trends;
            Positive Curve Convexity; New Issues; Sector Analysis

Intermediate-Term Funds                              Long-Term Fund

    Victory New York                           Victory National Municipal
  Municipal Bond Fund                                  Bond Fund

 Victory Ohio Municipal
       Bond Fund

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund
New York Municipal Bond Fund
Ohio Municipal Bond Fund

The year ended October 31, 2002 was the third straight year of good performance in the municipal bond fund universe. An abundance of new issues provided ample opportunity for relative value trading opportunities throughout the year. The large new issuance is expected to exceed $300 billion and beat the previous record set in 1993 for new issue supply. The large calendar of bonds was due in part to refunding deals to take advantage of lower rates, and the continued need to fund the nation's infrastructure.

The National Municipal Bond Fund continues to perform well within its peer group, Lipper Intermediate Municipal Debt Funds*. As of October 31, 2002, the Fund's Class A shares ranked in the second quartile out of 132 funds in the Lipper peer group for the one-year period, first quartile out of 102 for the three-year period, and first quartile out of 95 for the five-year period.

The New York Municipal Bond Fund continues to be managed for income. The Fund invests in high quality, mostly insured New York bonds weighted towards the longer end of the curve. This strategy continues to generate a strong income stream. The longer duration of this Fund helped give it the best total return of the three funds over the last twelve months of falling rates.

The Ohio Municipal Bond Fund also had a good year and continues to outperform most of its peer group, Lipper Ohio Municipal Debt Funds**. As of October 31, 2002, the Fund's Class A shares ranked in the second quartile out of 43 funds for the one-year period, the first quartile out of 41 for the three-year period, first quartile out of 38 for the five-year period and first quartile out of 15 for the ten-year period.

During the year 2002, municipal bonds lived up to their reputation as a safer haven for risk adverse investors. The equity markets continued their downward trend as the ailing economy continued to put pressure on corporate earnings and investor sentiment remained skittish. By investing in high quality municipals, all three funds managed to avoid the credit problems faced by many taxable bond funds that faced downward price pressure on their funds due to deteriorating corporate credits.

With the Federal Reserve holding fed funds rates around 1.75%, there is not much room left for the Fed to stimulate the economy through further rate cuts, although we believe one more cut before the end of 2002 is likely. Inflation appears to be in check for the time being. With interest rates at 30- to 40-year lows, there is obviously some downside risk in bonds. Then again, economists generally have not been very successful in market timing calls and higher rates are by no means a sure thing for next year.

In all three funds, we continue to focus on high quality bonds with the majority of our assets currently rated AAA due to bond insurance. We believe this strategy has served our investors well and will continue to do so as we progress into another year of economic uncertainty. In all three funds, we have focused on security selection as our method of enhancing total return for the funds. This involved buying undervalued bonds and selling into inquires***. We continue to try to limit credit risk by investing in securities rated "A" or better.

-------------------------------------------------------------------------------

* The Lipper Intermediate Municipal Debt Funds is a group of municipal debt funds with issues that have dollar-weighted average maturities of five to ten years.

** The Lipper Ohio Municipal Debt Funds is a group of municipal debt funds with issues that have dollar-weighted average maturities of five to ten years and are exempt from taxation in Ohio.

*** Inquires can be defined as outside parties that contact the fund management regarding the availability of bonds with specific characteristics.

**** The Lehman Brothers 7-year Muni Bond Fund Index (Lehman 7 Yr Muni) is an unmanaged index, generally representative of investment grade muni bonds with maturities of 6-8 years, weighted according to the total market value of each bond in the index. An investor cannot invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge applicable to Class A Shares (prior to May 1, 2001, the Class A maximum sales charge was 5.75%). Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Certain investors may be subject to Federal alternative minimum tax rates.


National Municipal Bond Fund

National Municipal Bond Fund
vs. Lehman 7-Yr Muni****

(Dollars in thousands)

                    National Muni         National Muni        Lehman 7-Yr Muni
                    Class A @ MOP         Class A @ NAV

2/3/94                   9800                10000                10000
2/28/94                  9653                 9850                 9783
3/31/94                  9445                 9638                 9522
4/30/94                  9523                 9718                 9592
5/31/94                  9578                 9773                 9640
6/30/94                  9549                 9744                 9623
7/31/94                  9678                 9875                 9759
8/31/94                  9723                 9922                 9809
9/30/94                  9526                 9721                 9716
10/31/94                 9348                 9538                 9618
11/30/94                 9142                 9328                 9478
12/31/94                 9309                 9499                 9622
1/31/95                  9588                 9784                 9802
2/28/95                  9793                 9993                10022
3/31/95                  9911                10114                10126
4/30/95                  9924                10127                10153
5/31/95                 10195                10403                10423
6/30/95                 10183                10391                10413
7/31/95                 10327                10537                10546
8/31/95                 10453                10667                10670
9/30/95                 10508                10723                10711
10/31/95                10657                10875                10804
11/30/95                10784                11005                10923
12/31/95                10954                11178                10980
1/31/96                 11056                11282                11087
2/29/96                 11076                11302                11049
3/31/96                 10911                11134                10942
4/30/96                 10887                11110                10922
5/31/96                 10899                11122                10906
6/30/96                 10961                11185                10990
7/31/96                 11076                11302                11081
8/31/96                 11063                11289                11087
9/30/96                 11154                11382                11187
10/31/96                11277                11507                11307
11/30/96                11467                11701                11496
12/31/96                11442                11675                11462
1/31/97                 11448                11682                11503
2/28/97                 11551                11787                11597
3/31/97                 11416                11649                11448
4/30/97                 11498                11732                11507
5/31/97                 11667                11905                11652
6/30/97                 11793                12034                11764
7/31/97                 12117                12365                12037
8/31/97                 11987                12232                11952
9/30/97                 12131                12379                12078
10/31/97                12191                12440                12149
11/30/97                12251                12501                12192
12/31/97                12444                12698                12342
1/31/98                 12543                12799                12472
2/28/98                 12574                12831                12483
3/31/98                 12574                12830                12483
4/30/98                 12476                12731                12410
5/31/98                 12709                12968                12593
6/30/98                 12761                13021                12628
7/31/98                 12792                13053                12670
8/31/98                 13014                13280                12862
9/30/98                 13165                13434                13028
10/31/98                13185                13455                13048
11/30/98                13206                13475                13083
12/31/98                13228                13498                13111
1/31/99                 13409                13683                13302
2/28/99                 13326                13598                13227
3/31/99                 13316                13588                13222
4/30/99                 13358                13630                13254
5/31/99                 13274                13545                13189
6/30/99                 13076                13343                12998
7/31/99                 13170                13438                13086
8/31/99                 13149                13417                13056
9/30/99                 13140                13408                13104
10/31/99                13055                13321                13049
11/30/99                13157                13426                13145
12/31/99                13111                13378                13092
1/31/2000               13063                13329                13061
2/29/2000               13157                13426                13114
3/31/2000               13382                13655                13300
4/30/2000               13320                13591                13251
5/31/2000               13285                13556                13222
6/30/2000               13621                13899                13517
7/31/2000               13812                14094                13687
8/31/2000               14017                14303                13866
9/30/2000               13955                14240                13825
10/31/2000              14107                14395                13942
11/30/2000              14267                14558                14008
12/31/2000              14659                14958                14282
1/31/2001               14748                15049                14525
2/28/2001               14809                15112                14535
3/31/2001               14980                15285                14653
4/30/2001               14800                15103                14521
5/31/2001               15022                15329                14687
6/30/2001               15144                15453                14760
7/31/2001               15375                15689                14945
8/31/2001               15632                15951                15170
9/30/2001               15595                15913                15166
10/31/2001              15814                16136                15319
11/30/2001              15580                15898                15149
12/31/2001              15459                15775                15025
1/31/2002               15704                16024                15307
2/28/2002               15874                16198                15508
3/31/2002               15611                15929                15168
4/30/2002               15925                16250                15541
5/31/2002               16032                16359                15630
6/30/2002               16187                16517                15816
7/31/2002               16404                16738                16010
8/31/2002               16575                16914                16210
9/30/2002               16914                17259                16530
10/31/2002              16620                16960                16277

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                      Average Annual Total Return
                                         As of October 31, 2002

                            NATIONAL MUNI BOND            NATIONALMUNI BOND
                                  Class A                      Class G

                                             Maximum
                            Net Asset        Offering         Net Asset
                            Value            Price            Value

  One Year                  5.10%            2.99%            5.06%
  Three Year                8.38%            7.65%            N/A
  Five Year                 6.39%            5.97%            N/A
  Since Inception           6.23%            5.99%            8.40%

The inception date for Class A is February 3, 1994.

The inception date for Class G is December 17, 1999.

                                    The Victory Tax-Exempt Fixed Income Funds

New York Municipal Bond Fund

New York Municipal Bond Fund
vs. Lehman 10-Yr Muni*

(Dollars in thousands)

                       NY Muni              NY Muni                Lehman
                       Class A @ MOP        Class A @ NAV          10-Yr Muni

10/31/92                 9800                  10000                  10000
11/30/92                10036                  10241                  10183
12/31/92                10139                  10346                  10301
1/31/93                 10244                  10453                  10475
2/28/93                 10600                  10817                  10859
3/31/93                 10513                  10728                  10700
4/30/93                 10616                  10833                  10802
5/31/93                 10705                  10923                  10840
6/30/93                 10833                  11054                  11053
7/31/93                 10898                  11120                  11081
8/31/93                 11110                  11337                  11310
9/30/93                 11223                  11452                  11449
10/31/93                11288                  11518                  11468
11/30/93                11177                  11405                  11374
12/31/93                11391                  11623                  11616
1/31/94                 11507                  11742                  11759
2/28/94                 11299                  11529                  11436
3/31/94                 10976                  11200                  11000
4/30/94                 10954                  11177                  11121
5/31/94                 11021                  11246                  11210
6/30/94                 10991                  11215                  11161
7/31/94                 11127                  11354                  11349
8/31/94                 11134                  11361                  11393
9/30/94                 11025                  11250                  11239
10/31/94                10900                  11122                  11075
11/30/94                10702                  10921                  10866
12/31/94                10869                  11091                  11061
1/31/95                 11092                  11319                  11348
2/28/95                 11337                  11568                  11669
3/31/95                 11433                  11666                  11827
4/30/95                 11463                  11697                  11841
5/31/95                 11705                  11943                  12216
6/30/95                 11717                  11956                  12140
7/31/95                 11795                  12036                  12319
8/31/95                 11862                  12104                  12486
9/30/95                 11944                  12188                  12566
10/31/95                12079                  12325                  12711
11/30/95                12214                  12464                  12881
12/31/95                12315                  12566                  12960
1/31/96                 12378                  12630                  13091
2/29/96                 12355                  12607                  13037
3/31/96                 12189                  12437                  12875
4/30/96                 12173                  12422                  12830
5/31/96                 12185                  12433                  12794
6/30/96                 12262                  12513                  12916
7/31/96                 12387                  12640                  13040
8/31/96                 12435                  12688                  13040
9/30/96                 12535                  12791                  13174
10/31/96                12626                  12883                  13340
11/30/96                12765                  13025                  13610
12/31/96                12746                  13006                  13548
1/31/97                 12753                  13013                  13601
2/28/97                 12849                  13111                  13729
3/31/97                 12737                  12996                  13545
4/30/97                 12819                  13081                  13645
5/31/97                 12934                  13198                  13839
6/30/97                 13034                  13300                  13991
7/31/97                 13283                  13554                  14385
8/31/97                 13199                  13468                  14245
9/30/97                 13301                  13572                  14426
10/31/97                13354                  13626                  14502
11/30/97                13403                  13677                  14569
12/31/97                13516                  13792                  14799
1/31/98                 13590                  13867                  14964
2/28/98                 13591                  13868                  14962
3/31/98                 13619                  13897                  14952
4/30/98                 13559                  13836                  14869
5/31/98                 13744                  14025                  15122
6/30/98                 13807                  14089                  15178
7/31/98                 13841                  14123                  15202
8/31/98                 14061                  14348                  15467
9/30/98                 14216                  14506                  15697
10/31/98                14170                  14460                  15704
11/30/98                14224                  14514                  15751
12/31/98                14236                  14526                  15800
1/31/99                 14360                  14653                  16041
2/28/99                 14327                  14619                  15897
3/31/99                 14327                  14620                  15889
4/30/99                 14352                  14645                  15932
5/31/99                 14296                  14588                  15820
6/30/99                 14161                  14450                  15526
7/31/99                 14185                  14475                  15630
8/31/99                 14106                  14394                  15572
9/30/99                 14050                  14336                  15625
10/31/99                13924                  14208                  15516
11/30/99                14030                  14316                  15685
12/31/99                13953                  14238                  15603
1/31/2000               13920                  14204                  15539
2/29/2000               14076                  14363                  15662
3/31/2000               14349                  14642                  15966
4/30/2000               14267                  14558                  15886
5/31/2000               14211                  14501                  15792
6/30/2000               14513                  14809                  16222
7/31/2000               14684                  14984                  16446
8/31/2000               14844                  15147                  16701
9/30/2000               14750                  15051                  16624
10/31/2000              14898                  15202                  16794
11/30/2000              14997                  15303                  16884
12/31/2000              15414                  15729                  17281
1/31/2001               15461                  15777                  17504
2/28/2001               15508                  15824                  17534
3/31/2001               15653                  15972                  17683
4/30/2001               15384                  15698                  17465
5/31/2001               15553                  15871                  17656
6/30/2001               15686                  16007                  17762
7/31/2001               15988                  16315                  18005
8/31/2001               16320                  16653                  18313
9/30/2001               16080                  16409                  18287
10/31/2001              16236                  16568                  18514
11/30/2001              16052                  16380                  18275
12/31/2001              15825                  16148                  18081
1/31/2002               16179                  16510                  18423
2/28/2002               16469                  16805                  18687
3/31/2002               15988                  16314                  18302
4/30/2002               16331                  16664                  18726
5/31/2002               16427                  16762                  18814
6/30/2002               16574                  16912                  19047
7/31/2002               16853                  17197                  19301
8/31/2002               17170                  17520                  19552
9/30/2002               17672                  18033                  20019
10/31/2002              17177                  17528                  19655

Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is an unmanaged index, generally representative of investment-grade municipal bonds with maturities of 8-12 years. An investor cannot invest directly in an index.

                             Average Annual Total Return
                                As of October 31, 2002

                             NY MUNI BOND          NY MUNI BOND
                                Class A               Class G

                                    Maximum
                     Net Asset      Offering        Net Asset
                     Value          Price            Value

  One Year           5.80%          3.67%            5.38%
  Three Year         7.25%          6.54%             N/A
  Five Year          5.17%          4.74%             N/A
  Ten Year           5.77%          5.56%             N/A
  Since Inception    6.16%          5.98%            7.05%

The inception date for Class A is February 11, 1991.

The inception date for Class G is December 21, 1999.



Ohio Municipal Bond Fund

Ohio Municipal Bond Fund
vs. Lehman 10-Yr Muni*

(Dollars in thousands)

                   Ohio Muni                Ohio Muni                Lehman
                   Class A @ MOP            Class A @ NAV            10-Yr Muni

10/31/92              9425                    10000                   10000
11/30/92              9604                    10190                   10183
12/31/92              9710                    10302                   10301
1/31/93               9828                    10428                   10475
2/28/93               10181                   10802                   10859
3/31/93               10023                   10635                   10700
4/30/93               10163                   10783                   10802
5/31/93               10219                   10842                   10840
6/30/93               10416                   11052                   11053
7/31/93               10401                   11035                   11081
8/31/93               10616                   11264                   11310
9/30/93               10804                   11463                   11449
10/31/93              10815                   11475                   11468
11/30/93              10692                   11344                   11374
12/31/93              10938                   11605                   11616
1/31/94               11087                   11764                   11759
2/28/94               10764                   11420                   11436
3/31/94               10383                   11017                   11000
4/30/94               10439                   11076                   11121
5/31/94               10578                   11223                   11210
6/30/94               10503                   11144                   11161
7/31/94               10662                   11313                   11349
8/31/94               10696                   11348                   11393
9/30/94               10534                   11177                   11239
10/31/94              10374                   11006                   11075
11/30/94              10218                   10842                   10866
12/31/94              10450                   11087                   11061
1/31/95               10753                   11409                   11348
2/28/95               11066                   11741                   11669
3/31/95               11148                   11829                   11827
4/30/95               11167                   11849                   11841
5/31/95               11531                   12234                   12216
6/30/95               11424                   12121                   12140
7/31/95               11511                   12213                   12319
8/31/95               11671                   12383                   12486
9/30/95               11739                   12455                   12566
10/31/95              11930                   12658                   12711
11/30/95              12113                   12852                   12881
12/31/95              12302                   13052                   12960
1/31/96               12364                   13119                   13091
2/29/96               12304                   13055                   13037
3/31/96               12103                   12841                   12875
4/30/96               12072                   12809                   12830
5/31/96               12079                   12816                   12794
6/30/96               12188                   12931                   12916
7/31/96               12327                   13079                   13040
8/31/96               12331                   13083                   13040
9/30/96               12497                   13259                   13174
10/31/96              12629                   13400                   13340
11/30/96              12851                   13635                   13610
12/31/96              12833                   13616                   13548
1/31/97               12793                   13573                   13601
2/28/97               12901                   13688                   13729
3/31/97               12714                   13489                   13545
4/30/97               12802                   13583                   13645
5/31/97               12987                   13779                   13839
6/30/97               13108                   13908                   13991
7/31/97               13471                   14292                   14385
8/31/97               13309                   14121                   14245
9/30/97               13480                   14303                   14426
10/31/97              13559                   14386                   14502
11/30/97              13627                   14458                   14569
12/31/97              13843                   14688                   14799
1/31/98               13984                   14837                   14964
2/28/98               13965                   14817                   14962
3/31/98               13973                   14826                   14952
4/30/98               13883                   14730                   14869
5/31/98               14160                   15024                   15122
6/30/98               14219                   15086                   15178
7/31/98               14235                   15103                   15202
8/31/98               14492                   15376                   15467
9/30/98               14701                   15598                   15697
10/31/98              14668                   15563                   15704
11/30/98              14719                   15617                   15751
12/31/98              14750                   15650                   15800
1/31/99               14914                   15824                   16041
2/28/99               14827                   15732                   15897
3/31/99               14829                   15733                   15889
4/30/99               14867                   15774                   15932
5/31/99               14756                   15656                   15820
6/30/99               14541                   15429                   15526
7/31/99               14592                   15482                   15630
8/31/99               14489                   15373                   15572
9/30/99               14462                   15344                   15625
10/31/99              14332                   15206                   15516
11/30/99              14446                   15328                   15685
12/31/99              14357                   15233                   15603
1/31/2000             14268                   15138                   15539
2/29/2000             14439                   15320                   15662
3/31/2000             14729                   15628                   15966
4/30/2000             14626                   15518                   15886
5/31/2000             14512                   15397                   15792
6/30/2000             14914                   15824                   16222
7/31/2000             15132                   16055                   16446
8/31/2000             15363                   16301                   16701
9/30/2000             15275                   16207                   16624
10/31/2000            15456                   16399                   16794
11/30/2000            15570                   16520                   16884
12/31/2000            16039                   17018                   17281
1/31/2001             16169                   17156                   17504
2/28/2001             16245                   17236                   17534
3/31/2001             16358                   17356                   17683
4/30/2001             16071                   17051                   17465
5/31/2001             16263                   17255                   17656
6/30/2001             16399                   17399                   17762
7/31/2001             16674                   17692                   18005
8/31/2001             16979                   18015                   18313
9/30/2001             16878                   17908                   18287
10/31/2001            17086                   18129                   18514
11/30/2001            16867                   17896                   18275
12/31/2001            16703                   17722                   18081
1/31/2002             16985                   18021                   18423
2/28/2002             17237                   18289                   18687
3/31/2002             16808                   17833                   18302
4/30/2002             17164                   18211                   18726
5/31/2002             17271                   18325                   18814
6/30/2002             17437                   18501                   19047
7/31/2002             17675                   18754                   19301
8/31/2002             17869                   18959                   19552
9/30/2002             18210                   19321                   20019
10/31/2002            17902                   18994                   19655


Graph reflects investment growth of a hypothetical $10,000 investment.

Past performance does not predict future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is an unmanaged index, generally representative of investment-grade municipal bonds with maturities of 8-12 years. An investor cannot invest directly in an index.

                         Average Annual Total Return
                            As of October 31, 2002

                 OHIO MUNI BOND        OHIO MUNI BOND
                     Class A               Class G

                                   Maximum
                        Net Asset  Offering      Net Asset
                        Value      Price         Value

  One Year              4.77%        2.66%        4.75%
  Three Year            7.70%        6.96%        7.70%
  Five Year             5.71%        5.29%         N/A
  Ten Year              6.63%        6.42%         N/A
  Since Inception       6.96%        6.79%        5.31%

The inception date for Class A is May 18, 1990.

The inception date for Class G is March 26, 1999.

Index returns do not include brokerage commissions, sales charges, or other fees or expenses, which reduce returns. It is not possible to invest directly in an index. The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares.

Fund holdings and investment policies are subject to change.

Rankings shown are for Class A Shares; rankings of other Class Shares may differ. Past performance does not guarantee future results.

Lipper rankings are based on total return and do not reflect sales charges. Fee waivers and reimbursements may have increased total returns and ratings. As of October 31, 2002 the National Municipal Bond Fund ranked 49/132, 5/102 and 4/95 for the 1, 3 and 5 years respectively. As of October 31, 2002 the Ohio Municipal Bond Fund ranked 11/43, 7/41, 5/38 and 3/15 for the 1, 3, 5 and 10 years respectively. The hypothetical $10,000 investment assumes an investment at the beginning of the first month following the Fund's inception and is plotted monthly and includes changes in share price, reinvestment of dividends and capital gains and does not include the effects of the maximum 2.00% sales charge.

Introduction to the
Financial Statements

On the next two pages you will find a guide on "How To Read Your Victory Financial Statement." Since financial statements are designed to provide you with detailed information regarding the Victory Funds, we encourage you to review the guide to ensure that you can find the information that you need.

The actual Financial Statements for The Victory Portfolios follow the "how-to" guide. They provide comprehensive financial information for each fund, including: a Schedule of Investments (which shows the underlying securities), Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

We hope you find this information helpful, and the format easy-to-use. Our goal is to present the information you need to feel comfortable with your current investments.
We welcome your feedback.

How To Read Your Financial Statement

This guide will assist you in extracting information from the report which is most important to you. The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements.


Statements of Assets and Liabilities

Presents all of the assets and liabilities of each mutual Fund. This is each individual Fund's "balance sheet" as of the date of the statement.

1. Summary of the mutual fund's assets stated at market value including investments owned, dividends, interest and other amounts owed to each Fund by outside parties, and other assets owned by each fund.

2. Summary of all amounts owed by each Fund including distributions declared but not yet paid to shareholders and other amounts due to outside parties.

3. Summary of the amounts that comprise each Fund's net assets including capital, undistributed net investment income, unrealized gains from investments owned and realized gains from investments sold.

4. The number of shares owned by shareholders of each Fund.

5. The market worth of each mutual fund's total net assets divided by the number of outstanding shares.

6. The net asset value per share plus sales charges.


Statements of Operations

Presents the results of operating activities during the period.

1. Investment income includes dividend and interest income earned from holding investments.

2. Summary of expenses incurred by each Fund from its operations.

3. Summary of realized gains or losses from selling each Fund's investments and the change during the period in unrealized gains or losses from holding each Fund's investments.

4. Net change due to mutual fund operations.

Statements of Changes in Net Assets

Presents the activity that affects the value of total net assets of each Fund during the two most recent reporting periods.

1. See Statement of Operations.

2. Distributions declared to shareholders from net investment income or from net realized gains during the periods. Each Fund declares distributions based on investment income and taxable realized gains, which may differ from the Fund's operations for financial statement purposes. Thus, distributions may exceed net investment income or realized gains.

3. Dollar amount of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.

4. Compares total net assets as of the end of the current and prior periods.

5. Number of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.


Financial Highlights

Present changes in net asset value per share as well as certain ratios and supplementary data for the five most recent reporting periods.

1. The table presents changes in the net asset value per share caused by the Fund's investment activities and distributions

2. Total return presents the historical return on an investment in the Fund throughout the period including changes in net asset value per share and reinvestment of dividends. The total return presented excludes sales charges.

3. Actual ratios of expenses and net investment income to average net assets during the period.

4. Hypothetical ratios of expenses and net investment income to average net assets during the period assuming no fee waivers or expense reimbursements had occurred.

5. Portfolio turnover presents the rate of investment activity. Higher turnover indicates more active investment purchases and sales.

The Notes to Financial Statements provide explanatory information to the financial statements. These include information on accounting methods used by the mutual Fund, contractual arrangements between the Fund and its service providers, certain transactions affecting the Fund, and other general information about the Fund.

THE VICTORY PORTFOLIOS                                  Schedules of Investments
Value Fund                                                      October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (2.8%)

General Electric Capital Corp.,
   1.90%, 11/1/02                       $    9,266  $    9,266

Total Commercial Paper (Cost $9,266)                     9,266

Common Stocks (97.1%)

Advertising (0.3%):
Interpublic Group of Cos., Inc.             88,050       1,054

Aerospace/Defense (2.5%):
Boeing Co.                                 128,500       3,823
Honeywell International, Inc.              189,190       4,529

                                                         8,352

Aluminum (1.0%):
Alcoa, Inc.                                146,200       3,225

Apparel (1.1%):
Jones Apparel Group, Inc. (b)              104,100       3,606

Automotive Parts (0.8%):
Eaton Corp.                                 37,500       2,565

Banks (9.8%):
Bank of America Corp.                      161,774      11,293
Comerica, Inc.                             118,700       5,182
FleetBoston Financial Corp.                210,100       4,914
PNC Financial Services Group, Inc.         116,500       4,737
SouthTrust Corp.                           259,100       6,639

                                                        32,765

Beverages (1.6%):
Anheuser-Busch Cos., Inc.                   29,600       1,562
PepsiCo, Inc.                               85,100       3,753

                                                         5,315

Brokerage Services (0.6%):
Morgan Stanley Dean Witter & Co.            50,830       1,978

Chemicals-- General (2.9%):
Dow Chemical Co.                            67,100       1,744
E.I. Du Pont de Nemours                     80,100       3,304
Praxair, Inc.                               81,900       4,464

                                                         9,512

Computers & Peripherals (3.6%):
Cisco Systems, Inc. (b)                    301,000       3,365
Dell Computer Corp. (b)                     44,500       1,273
Hewlett-Packard Co.                        264,700       4,183
International Business Machines Corp.       30,700       2,423
Sun Microsystems, Inc. (b)                 222,200         658

                                                        11,902

Consulting Services (0.3%):
BearingPoint, Inc. (b)                     121,400         947

Consumer Products (1.1%):
Fortune Brands, Inc.                        39,200       1,962
Procter & Gamble Co.                        17,150       1,517

                                                         3,479

Security Description                      Shares       Value

Cosmetics & Toiletries (0.7%):
Kimberly-Clark Corp.                        45,100  $    2,323

Electrical Equipment (1.9%):
Emerson Electric Co.                       132,300       6,374

Electronic & Electrical -- General (2.3%):
General Electric Co.                       295,700       7,466

Electronics (0.5%):
Johnson Controls, Inc.                      22,315       1,741

Entertainment (0.7%):
Brunswick Corp.                            115,654       2,380

Financial Services (7.1%):
American Express Co.                       210,500       7,656
Citigroup, Inc.                            201,500       7,445
Fannie Mae                                 127,400       8,518

                                                        23,619

Food Processing & Packaging (1.2%):
Sara Lee Corp.                             176,900       4,039

Forest Products--
   Lumber & Paper (1.9%):
International Paper Co.                     90,450       3,159
MeadWestvaco Corp.                         152,300       3,191

                                                         6,350

Health Care (3.3%):
HCA, Inc.                                  177,200       7,707
Health Management Associates, Inc.,
   Class A (b)                             170,300       3,256

                                                        10,963

Heavy Machinery (0.7%):
Deere & Co.                                 47,100       2,185

Insurance-- Multi-Line (5.4%):
Allstate Corp.                             112,551       4,477
American International Group, Inc.         169,500      10,602
Lincoln National Corp.                      47,649       1,454
MetLife, Inc.                               51,600       1,232

                                                        17,765

Insurance -- Property, Casualty,
   Health (1.7%):
St. Paul Cos., Inc.                        171,199       5,615

Manufacturing-- Miscellaneous (0.4%):
Textron, Inc.                               31,968       1,311

Media (3.6%):
AOL Time Warner, Inc. (b)                  292,400       4,313
Viacom, Inc., Class B (b)                  168,908       7,535

                                                        11,848

Newspapers (1.3%):
Gannett Co., Inc.                           56,600       4,298


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Value Fund                                                     October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Oil & Gas Exploration,
   Production & Services (3.0%):
Amerada Hess Corp.                          63,301  $    3,247
ENSCO International, Inc.                  155,900       4,216
Kerr-McGee Corp.                            53,750       2,338

                                                         9,801

Oil Marketing & Refining (0.9%):
Valero Energy Corp.                         82,800       2,915

Oil-Integrated Companies (2.9%):
ChevronTexaco Corp.                         39,000       2,638
ConocoPhillips                             108,291       5,251
Unocal Corp.                                59,100       1,634

                                                         9,523

Oilfield Services & Equipment (1.2%):
Schlumberger Ltd.                          102,800       4,123

Pharmaceuticals (9.3%):
Abbott Laboratories                        167,500       7,013
Johnson & Johnson, Inc.                     22,500       1,322
Merck & Co., Inc.                           88,400       4,795
Pfizer, Inc.                               270,250       8,586
Pharmacia Corp.                            111,400       4,790
Wyeth                                      123,700       4,144

                                                        30,650

Railroads (1.1%):
Union Pacific Corp.                         63,800       3,767

Restaurants (0.7%):
Wendy's International, Inc.                 75,950       2,406

Retail (1.3%):
Target Corp.                               139,750       4,209

Retail-- Department Stores (0.7%):
May Department Stores Co.                   99,000       2,312

Retail -- Specialty Stores (1.4%):
Home Depot, Inc.                           156,700       4,525

Semiconductors (1.0%):
Intel Corp.                                118,400       2,048
LSI Logic Corp. (b)                        202,500       1,195

                                                         3,243

Security Description                      Shares       Value

Software & Computer Services (2.8%):
BMC Software, Inc. (b)                     125,800  $    2,005
Microsoft Corp. (b)                        133,200       7,122

                                                         9,127

Telecommunications -- Equipment (0.9%):
Motorola, Inc.                             331,349       3,038

Tobacco & Tobacco Products (1.0%):
Philip Morris Cos., Inc.                    84,900       3,460

Utilities -- Electric (4.6%):
Cinergy Corp.                               74,200       2,308
Constellation Energy Group, Inc.            65,799       1,683
Duke Energy Corp.                          166,500       3,412
Exelon Corp.                                80,399       4,052
FPL Group, Inc.                             62,900       3,710

                                                        15,165

Utilities -- Telecommunications (6.0%):
Alltel Corp.                               147,300       7,322
SBC Communications, Inc.                   142,338       3,652
Verizon Communications                     231,106       8,727

                                                        19,701

Total Common Stocks (Cost $346,548)                    320,942

Total Investments (Cost $355,814) (a)-- 99.9%          330,208

Other assets in excess of liabilities-- 0.1%               182

NET ASSETS-- 100.0%                                   $330,390



(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $ 37,247

     Unrealized depreciation                           (62,853)

     Net unrealized depreciation                      $(25,606)

(b)  Non-income producing securities.

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Diversified Stock Fund                                         October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (2.0%)

General Electric Capital Corp.,
   1.90%, 11/1/02                        $  22,612$     22,612

Total Commercial Paper (Cost $22,612)                   22,612

Common Stocks (97.3%)

Aerospace/Defense (3.0%):
Boeing Co.                                 825,000      24,544
Honeywell International, Inc.              380,000       9,097

                                                        33,641

Aluminum (3.2%):
Alcoa, Inc.                              1,609,032      35,495

Automotive Parts (1.4%):
Eaton Corp.                                220,000      15,046

Banks (6.5%):
FleetBoston Financial Corp.                750,000      17,543
Mellon Financial Corp.                     650,000      18,389
PNC Financial Services Group, Inc.         820,000      33,340
Wachovia Corp.                              75,000       2,609

                                                        71,881

Beverages (0.5%):
Anheuser-Busch Cos., Inc.                  100,000       5,276

Biotechnology (3.7%):
Amgen, Inc. (b)                            520,000      24,211
Genentech, Inc. (b)                        500,000      17,045

                                                        41,256

Computers & Peripherals (6.9%):
Cisco Systems, Inc. (b)                  1,850,000      20,683
Hewlett-Packard Co.                        641,000      10,128
International Business Machines Corp.      400,400      31,607
Unisys Corp. (b)                         1,545,000      13,488

                                                        75,906

Consulting Services (0.7%):
BearingPoint, Inc. (b)                   1,025,000       7,995

Cosmetics & Toiletries (3.9%):
Avon Products, Inc.                        225,000      10,910
Kimberly-Clark Corp.                       625,000      32,188

                                                        43,098

Electrical Equipment (1.5%):
Emerson Electric Co.                       337,500      16,261

Electronic & Electrical --
  General (3.1%):
General Electric Co.                     1,350,000      34,088

Electronics (1.1%):
Thermo Electron Corp. (b)                  670,000      12,321

Entertainment (2.5%):
Walt Disney Co.                          1,675,000      27,973

Financial Services (0.8%):
Franklin Resources, Inc.                   255,000       8,412


Security Description                      Shares       Value

Forest Products --
   Lumber & Paper (2.5%):
International Paper Co.                    780,000$     27,245

Health Care (3.1%):
HCA, Inc.                                  325,000      14,134
Medtronic, Inc.                            450,000      20,160

                                                        34,294

Heavy Machinery (2.9%):
Caterpillar, Inc.                          775,000      31,659

Insurance-- Multi-Line (2.6%):
Allstate Corp.                             200,000       7,956
American International Group, Inc.         338,609      21,180

                                                        29,136

Insurance -- Property, Casualty,
   Health (1.3%):
St. Paul Cos., Inc.                        450,000      14,760

Manufacturing-- Miscellaneous (1.2%):
3M Co.                                     100,000      12,694

Media (2.2%):
Viacom, Inc., Class B (b)                  550,000      24,536

Office Equipment & Supplies
   (Non-Computer Related) (1.7%):
Staples, Inc. (b)                        1,230,000      18,967

Oil & Gas Exploration,
   Production & Services (3.2%):
Anadarko Petroleum Corp.                   100,000       4,454
Kerr-McGee Corp.                           385,000      16,748
Transocean Sedco Forex, Inc.               650,000      14,287

                                                        35,489

Oil Marketing & Refining (1.5%):
Valero Energy Corp.                        466,500      16,425

Oilfield Services & Equipment (0.9%):
Schlumberger Ltd.                          239,000       9,586

Pharmaceuticals (12.3%):
Abbott Laboratories                        610,000      25,541
Bristol-Myers Squibb Co.                 1,225,000      30,147
Eli Lilly & Co.                            325,000      18,038
Merck & Co., Inc.                          750,000      40,679
Pharmacia Corp.                            325,000      13,975
Wyeth                                      200,000       6,700

                                                       135,080

Railroads (2.7%):
Norfolk Southern Corp.                   1,480,000      29,896

Retail (1.2%):
Target Corp.                               450,000      13,554

Retail -- Specialty Stores (1.9%):
Tiffany & Co.                              800,000      20,944


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Diversified Stock Fund                                         October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Semiconductors (5.4%):
Intel Corp.                              1,200,000$     20,760
LSI Logic Corp. (b)                      2,975,600      17,556
Texas Instruments, Inc.                  1,315,000      20,856

                                                        59,172

Software & Computer Services (4.0%):
BMC Software, Inc. (b)                     650,001      10,361
Microsoft Corp. (b)                        625,200      33,429

                                                        43,790

Telecommunications -- Equipment (1.3%):
Motorola, Inc.                           1,550,000      14,214

Tobacco & Tobacco Products (2.8%):
Philip Morris Cos., Inc.                   750,000      30,563

Utilities -- Electric (1.5%):
Duke Energy Corp.                          800,000      16,392

Utilities-- Telecommunications (2.3%):
SBC Communications, Inc.                   400,000      10,264
Verizon Communications                     400,000      15,104

                                                        25,368

Total Common Stocks (Cost $1,220,307)                1,072,413

Total Investments (Cost $1,242,919) (a) -- 99.3%      1,095,025

Other assets in excess of liabilities -- 0.7%             8,230

NET ASSETS -- 100.0%                                 $1,103,255

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                        $   50,895

     Unrealized depreciation                          (198,789)

     Net unrealized depreciation                     $(147,894)

(b)  Non-income producing securities.

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (4.6%)

General Electric Capital Corp.,
   1.90%, 11/1/02                        $  16,449   $  16,449

Total Commercial Paper (Cost $16,449)                   16,449

Common Stocks (88.3%)

Advertising (0.2%):
Interpublic Group of Cos., Inc.             14,816         177
Omnicom Group, Inc.                          7,260         419

                                                           596

Aerospace/Defense (1.6%):
B.F. Goodrich Co.                            3,945          60
Boeing Co.                                  32,399         964
General Dynamics Corp.                       7,802         617
Honeywell International, Inc.               31,631         757
Lockheed Martin Corp.                       17,564       1,017
Northrop Grumman Corp.                       4,365         450
Raytheon Co., Class B                       15,554         459
Rockwell Collins, Inc.                       7,066         159
United Technologies Corp.                   18,212       1,123

                                                         5,606

Airlines (0.1%):
AMR Corp. (b)                                5,991          28
Delta Air Lines, Inc.                        4,760          48
Southwest Airlines Co.                      29,838         436

                                                           512

Aluminum (0.2%):
Alcoa, Inc.                                 32,590         719

Apparel (0.1%):
Jones Apparel Group, Inc. (b)                4,976         172
Liz Claiborne, Inc.                          4,121         122
VF Corp.                                     4,227         156

                                                           450

Apparel/Footwear (0.2%):
Nike, Inc., Class B                         10,302         486
Reebok International Ltd. (b)                2,306          65

                                                           551

Automotive (0.4%):
Ford Motor Co.                              70,369         595
General Motors Corp.                        21,632         719
Navistar International Corp.                 2,336          52
PACCAR, Inc.                                 4,477         198

                                                         1,564

Automotive Parts (0.2%):
Dana Corp.                                   5,739          57
Delphi Automotive Systems Corp.             21,599         150
Eaton Corp.                                  2,725         186
Genuine Parts Co.                            6,747         199
TRW, Inc.                                    4,966         266
Visteon Corp.                                5,048          33

                                                           891

Security Description                      Shares       Value

Banks (6.8%):
AmSouth Bankcorp                            13,846 $       271
Bank of America Corp.                       58,006       4,049
Bank of New York Co., Inc.                  28,038         729
Bank One Corp.                              45,303       1,747
BB & T Corp.                                18,667         677
Comerica, Inc.                               6,752         295
Fifth Third Bancorp                         22,409       1,423
First Tennessee National Corp.               4,885         181
FleetBoston Financial Corp.                 40,445         946
Huntington Bancshares, Inc.                  9,289         176
J.P. Morgan Chase & Co.                     76,965       1,597
KeyCorp (d)                                 16,467         402
Marshall & Ilsley Corp.                      8,119         229
Mellon Financial Corp.                      16,800         475
National City Corp.                         23,591         640
North Fork Bancorporation, Inc.              6,311         243
Northern Trust Corp.                         8,559         298
PNC Financial Services Group, Inc.          10,964         446
Regions Financial Corp.                      8,540         289
SouthTrust Corp.                            13,388         343
State Street Corp.                          12,512         518
SunTrust Banks, Inc.                        11,005         670
Synovus Financial Corp.                     11,443         234
U.S. Bancorp                                73,903       1,559
Union Planters Corp.                         7,723         218
Wachovia Corp.                              52,939       1,842
Wells Fargo Co.                             65,577       3,310
Zions Bancorporation                         3,542         142

                                                        23,949

Beverages (2.9%):
Anheuser-Busch Cos., Inc.                   33,531       1,769
Brown-Forman Corp., Class B                  2,643         191
Coca Cola Enterprises, Inc.                 17,311         413
Coca-Cola Co.                               95,824       4,453
Coors (Adolph) Co.                           1,401          96
Pepsi Bottling Group, Inc.                  11,008         297
PepsiCo, Inc.                               68,413       3,017

                                                        10,236

Biotechnology (0.9%):
Amgen, Inc. (b)                             49,344       2,298
Biogen, Inc. (b)                             5,736         210
Chiron Corp. (b)                             7,298         289
Genzyme Corp. (b)                            8,274         230
MedImmune, Inc. (b)                          9,677         247

                                                         3,274

Brokerage Services (1.1%):
Charles Schwab Corp.                        52,688         484
Lehman Brothers Holdings, Inc.               9,393         500
Merrill Lynch & Co., Inc.                   33,406       1,268
Morgan Stanley Dean Witter & Co.            42,308       1,646
Stilwell Financial, Inc.                     8,588         101

                                                         3,999

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Building Materials (0.3%):
American Standard Cos., Inc. (b)             2,776 $       185
Centex Corp.                                 2,380         108
KB Home                                      1,924          91
Masco Corp.                                 19,153         394
Vulcan Materials Co.                         3,921         132

                                                           910

Chemicals -- General (1.3%):
Air Products & Chemicals, Inc.               8,773         388
Ashland, Inc.                                2,666          70
Dow Chemical Co.                            35,158         913
E.I. Du Pont de Nemours                     38,346       1,581
Eastman Chemical Co.                         2,987         109
Englehard Corp.                              4,967         110
Great Lakes Chemical Corp.                   1,939          47
Hercules, Inc. (b)                           4,218          40
Monsanto Co.                                10,086         167
PPG Industries, Inc.                         6,539         308
Praxair, Inc.                                6,233         340
Rohm & Haas Co.                              8,536         284
Sigma-Aldrich Corp.                          2,831         130

                                                         4,487

Commercial Services (0.6%):
Cendant Corp. (b)                           40,156         461
Cintas Corp.                                 6,561         310
Concord EFS, Inc. (b)                       19,806         283
Convergys Corp. (b)                          6,687         100
Ecolab, Inc.                                 4,994         241
Moody's, Corp.                               6,001         283
Paychex, Inc.                               14,512         418
Quintiles Transnational Corp. (b)            4,543          49

                                                         2,145

Computers & Peripherals (4.4%):
Apple Computer, Inc. (b)                    13,856         223
Cisco Systems, Inc. (b)                    282,435       3,158
Computer Sciences Corp. (b)                  6,625         214
Dell Computer Corp. (b)                    100,151       2,865
Electronic Data Systems Corp.               18,543         279
EMC Corp. (b)                               85,064         435
Gateway, Inc. (b)                           12,511          38
Hewlett-Packard Co.                        117,794       1,861
International Business Machines Corp.       65,407       5,163
Lexmark International Group, Inc. (b)        4,871         289
NCR Corp. (b)                                3,788          84
Network Appliance, Inc. (b)                 12,993         117
Sun Microsystems, Inc. (b)                 125,313         371
Symbol Technologies, Inc.                    8,860          77
Unisys Corp. (b)                            12,478         109

                                                        15,283

Construction (0.0%):
Fluor Corp.                                  3,117          74


Security Description                      Shares       Value

Consumer Producuts (1.9%):
American Greetings Corp., Class A            2,543$         38
Clorox Co.                                   8,894         400
Colgate-Palmolive Co.                       20,946       1,152
Fortune Brands, Inc.                         5,796         290
Newell Rubbermaid, Inc.                     10,316         334
Procter & Gamble Co.                        50,168       4,438
Tupperware Corp.                             2,252          36

                                                         6,688

Containers & Packaging (0.1%):
Ball Corp.                                   2,192         106
Bemis, Inc.                                  2,046         107
Pactiv Corp. (b)                             6,121         121
Sealed Air Corp. (b)                         3,243          50

                                                           384

Cosmetics & Toiletries (0.8%):
Alberto Culver Co.                           2,244         116
Avon Products, Inc.                          9,112         442
Gillette Co.                                40,834       1,219
International Flavor & Fragance, Inc.        3,661         123
Kimberly-Clark Corp.                        19,953       1,028

                                                         2,928

Distribution/Wholesale (0.2%):
Costco Wholesale Corp. (b)                  17,559         596

E-Commerce and Services (0.0%):
TMP Worldwide, Inc. (b)                      4,315          67

Electrical Equipment (0.3%):
Emerson Electric Co.                        16,256         783
W.W. Grainger, Inc.                          3,596         174

                                                           957

Electronic & Electrical -- General (2.7%):
General Electric Co.                       384,069       9,698

Electronics (0.4%)::
American Power Conversion Corp. (b)          7,570          98
Applied Biosystems Group                     8,202         166
JDS Uniphase Corp. (b)                      52,562         118
Johnson Controls, Inc.                       3,428         267
Millipore Corp.                              1,868          64
Molex, Inc.                                  7,474         197
Parker-Hannifin Corp.                        4,559         199
PerkinElmer, Inc.                            4,828          34
Power-One, Inc. (b)                          3,084          17
Sanmina Corp. (b)                           20,253          62
Solectron Corp. (b)                         31,807          72
Tektronix, Inc. (b)                          3,449          61
Thermo Electron Corp. (b)                    6,429         118
Thomas & Betts Corp. (b)                     2,252          37

                                                         1,510

Entertainment (0.5%)::
Brunswick Corp.                              3,481          72
International Game Technology (b)            3,348         252
Walt Disney Co.                             78,786       1,315

                                                         1,639

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Environmental Control (0.2%):
Allied Waste Industries, Inc. (b)            7,613$         62
Waste Management, Inc.                      23,615         544

                                                           606

Financial & Insurance (0.1%):
AMBAC Financial Group, Inc.                  4,091         253
MBIA, Inc.                                   5,680         248

                                                           501

Financial Services (5.3%):
American Express Co.                        51,302       1,866
Bear Stearns Cos., Inc.                      3,813         233
Capital One Financial Corp.                  8,554         261
Citigroup, Inc.                            195,365       7,218
Countrywide Credit Industries, Inc.          4,849         244
Deluxe Corp.                                 2,417         112
Equifax, Inc.                                5,553         131
Fannie Mae                                  38,411       2,567
Federal Home Loan Mortgage Corp.            26,858       1,654
Franklin Resources, Inc.                    10,036         331
Goldman Sachs Group, Inc.                   18,592       1,331
H&R Block, Inc.                              6,977         310
Household International, Inc.               17,559         417
MBNA Corp.                                  49,323       1,002
Providian Financial Corp.                   11,157          50
SLM Corp.                                    5,973         614
T. Rowe Price Group, Inc.                    4,730         134

                                                        18,475

Food Distributors, Supermarkets
   & Wholesalers (0.6%):
Albertsons, Inc.                            15,715         351
Kroger Co. (b)                              30,448         452
Safeway, Inc. (b)                           18,010         416
SUPERVALU, Inc.                              5,165          87
Sysco Corp.                                 25,609         810
Winn-Dixie Stores, Inc.                      5,430          82

                                                         2,198

Food Processing & Packaging (1.2%):
Archer Daniels Midland Co.                  25,151         343
Campbell Soup Co.                           15,836         334
ConAgra, Inc.                               20,738         503
General Mills, Inc.                         14,199         587
H.J. Heinz Co.                              13,551         436
Hershey Foods Corp.                          5,275         343
Kellogg Co.                                 15,831         504
Sara Lee Corp.                              30,285         691
Wm. Wrigley Jr. Co.                          8,703         459

                                                         4,200

Forest Products --
   Lumber & Paper (0.5%):
Boise Cascade Corp.                          2,251          54
Georgia Pacific Corp.                        8,892         108
International Paper Co.                     18,601         650
Louisiana Pacific Corp.                      4,040          27
Plum Creek Timber Co., Inc.                  7,138         161
MeadWestvaco Corp.                           7,723         162


Security Description                      Shares       Value

Temple-Inland, Inc.                          2,071$         85
Weyerhauser Co.                              8,454         383

                                                         1,630

Health Care (1.2%):
Anthem, Inc. (b)                             5,443         343
HCA, Inc.                                   20,012         870
Health Management Associates, Inc.,
   Class A (b)                               9,205         176
Humana, Inc. (b)                             6,546          80
Manor Care, Inc. (b)                         3,799          75
McKesson HBOC, Inc.                         11,197         334
Medtronic, Inc.                             46,840       2,098
Wellpoint Health Networks, Inc. (b)          5,626         423

                                                         4,399

Heavy Machinery (0.3%):
Caterpillar, Inc.                           13,288         542
Deere & Co.                                  9,206         427
Ingersoll-Rand Co.                           6,531         255
McDermott International, Inc. (b)            2,447           9

                                                         1,233

Homebuilders (0.0%):
Pulte Homes, Inc.                            2,365         109

Hotels & Motels (0.2%):
Hilton Hotels Corp.                         14,518         179
Marriott International, Inc., Class A        9,337         289
Starwood Hotels & Resorts
   Worldwide, Inc.                           7,701         179

                                                           647

Household Goods -- Appliances,
   Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.                        7,561         157
Maytag Corp.                                 3,011          78
Whirlpool Corp.                              2,636         123

                                                           358

Instruments -- Scientific (0.0%):
Waters Corp. (b)                             5,064         128

Insurance-- Multi-Line (4.1%):
ACE Ltd.                                    10,131         312
Aetna, Inc.                                  5,806         234
Aflac, Inc.                                 19,966         608
Allstate Corp.                              27,242       1,084
American International Group, Inc.         100,780       6,305
Aon Corp.                                   10,531         193
CIGNA Corp.                                  5,411         196
Cincinnati Financial Corp.                   6,255         238
Hartford Financial Services Group, Inc.      9,562         378
Jefferson-Pilot Corp.                        5,709         229
John Hancock Financial Services, Inc.       11,208         328
Lincoln National Corp.                       7,113         217
Loews Corp.                                  7,187         310
Marsh & McLennan Cos., Inc.                 20,682         966
MetLife, Inc.                               27,096         647
MGIC Investment Corp.                        3,967         166
Principal Financial Group (b)               13,394         376


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Progressive Corp.                            8,408 $       462
Prudential Financial, Inc. (b)              22,400         654
Safeco Corp.                                 4,935         175
Torchmark Corp.                              4,603         165
UnumProvident Corp.                          9,321         191
XL Capital Ltd.                              5,243         399

                                                        14,833

Insurance -- Property, Casualty, Health (0.3%):
Chubb Corp.                                  6,632         374
St. Paul Cos., Inc.                          8,737         287
Travelers Property & Casualty Corp.,
   Class B (b)                              38,604         522

                                                         1,183

Internet Business Services (0.2%):
eBay, Inc. (b)                              11,892         752

Internet Service Provider (0.1%):
Yahoo, Inc. (b)                             23,185         346

Leisure -- Recreation, Gaming (0.2%):
Carnival Corp.                              22,651         592
Harrah's Entertainment, Inc. (b)             4,317         181

                                                           773

Machine -- Diversified (0.1%):
Cummins Engine, Inc.                         1,598          38
Dover Corp.                                  7,829         196
Rockwell International Corp.                 7,175         119

                                                           353

Manufacturing -- Capital Goods (0.2%):
Cooper Industries Ltd.                       3,602         113
Illinois Tool Works, Inc.                   11,830         727

                                                           840

Manufacturing -- Miscellaneous (1.1%):
3M Co.                                      15,058       1,911
Corning, Inc. (b)                           36,743          69
Crane Co.                                    2,311          42
Danaher Corp.                                5,840         338
ITT Industries, Inc.                         3,541         230
Pall Corp.                                   4,740          82
Textron, Inc.                                5,333         219
Tyco International Ltd.                     77,020       1,114

                                                         4,005

Media (1.6%):
AOL Time Warner, Inc. (b)                  172,294       2,541
Univision Communications, Inc. (b)           8,848         229
Viacom, Inc., Class B (b)                   68,120       3,039

                                                         5,809

Medical Services (0.4%):
Tenet Healthcare Corp. (b)                  18,871         543
UnitedHealth Group, Inc.                    11,714       1,065
                                                         1,608

Security Description                      Shares       Value

Medical Supplies (0.9%):
Bausch & Lomb, Inc.                          2,083$         65
Baxter International, Inc.                  23,283         583
Becton Dickinson & Co.                       9,913         293
Biomet, Inc.                                10,166         299
Boston Scientific Corp. (b)                 15,708         591
C.R. Bard, Inc.                              1,992         111
Guidant Corp. (b)                           11,804         349
St. Jude Medical, Inc. (b)                   6,831         243
Stryker Corp.                                7,633         482
Zimmer Holdings, Inc. (b)                    7,523         310

                                                         3,326

Medical -- Information Systems (0.0%):
IMS Health, Inc.                            10,956         165

Metals-- Fabrication (0.0%):
Worthington Industries, Inc.                 3,306          62

Mining (0.1%):
Newmont Mining Corp.                        15,500         383

Motorcycles (0.2%):
Harley-Davidson, Inc.                       11,670         610

Newspapers (0.5%):
Gannett Co., Inc.                           10,301         782
Knight-Ridder, Inc.                          3,216         194
New York Times Co., Class A                  5,852         283
Tribune Co.                                 11,664         560

                                                         1,819

Office Equipment & Supplies
   (Non-Computer Related) (0.3%):
Avery Dennison Corp.                         4,243         264
Office Depot, Inc. (b)                      11,937         172
Pitney Bowes, Inc.                           9,205         309
Staples, Inc. (b)                           18,050         278
Xerox Corp. (b)                             28,188         187

                                                         1,210

Oil & Gas Exploration,
   Production & Services (0.9%):
Amerada Hess Corp.                           3,448         177
Anadarko Petroleum Corp.                     9,595         427
Apache Corp.                                 5,553         300
BJ Services Co. (b)                          6,053         184
Burlington Resource, Inc.                    7,775         320
Devon Energy Corp.                           6,042         305
EOG Resources, Inc.                          4,488         166
Kerr-McGee Corp.                             3,878         169
Nabors Industries Ltd. (b)                   5,577         195
Noble Corp. (b)                              5,182         167
Occidental Petroleum Corp.                  14,531         415
Rowan Cos., Inc.                             3,623          74
Transocean Sedco Forex, Inc.                12,325         271

                                                         3,170

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Oil-Integrated Companies (3.8%):
ChevronTexaco Corp.                         41,233  $    2,789
ConocoPhillips                              26,119       1,267
Exxon Mobil Corp.                          260,853       8,781
Marathon Oil Corp.                          11,962         250
Sunoco, Inc.                                 2,948          88
Unocal Corp.                                 9,953         275

                                                        13,450

Oilfield Services & Equipment (0.4%):
Baker Hughes, Inc.                          13,030         379
Halliburton Co.                             16,847         273
Schlumberger Ltd.                           22,294         893

                                                         1,545

Paint, Varnishes, Enamels (0.0%):
Sherwin-Williams Co.                         5,811         159

Pharmaceuticals (9.5%):
Abbott Laboratories                         60,308       2,525
Allergan, Inc.                               4,992         272
AmerisourceBergen Corp.                      4,092         291
Bristol-Myers Squibb Co.                    74,776       1,840
Cardinal Health, Inc.                       17,438       1,207
Eli Lilly & Co.                             43,370       2,407
Forest Laboratories, Inc. (b)                6,939         680
Johnson & Johnson, Inc.                    114,858       6,748
King Pharmaceuticals, Inc. (b)               9,411         144
Merck & Co., Inc.                           86,840       4,710
Pfizer, Inc.                               238,935       7,592
Pharmacia Corp.                             49,806       2,142
Schering-Plough Corp.                       56,608       1,209
Watson Pharmaceuticals, Inc. (b)             4,127         113
Wyeth                                       51,156       1,714

                                                        33,594

Photography (0.1%):
Eastman Kodak Co.                           11,264         371

Physical Therapy (0.0%):
Healthsouth Corp. (b)                       15,303          67

Pipelines (0.1%):
El Paso Corp.                               22,580         176
Kinder Morgan, Inc.                          4,706         172
Williams Cos., Inc.                         19,940          37

                                                           385

Primary Metal & Mineral
   Production (0.0%):
Freeport-McMoRan Copper & Gold, Inc.,
   Class B (b)                               5,595          68
Phelps Dodge Corp.                           3,435         107

                                                           175

Publishing (0.2%):
Dow Jones & Co., Inc.                        3,248         114
McGraw-Hill Cos., Inc.                       7,494         483
Meredith Corp.                               1,916          87
R.R. Donnelley & Sons Co.                    4,378          88

                                                           772

Security Description                      Shares       Value

Radio & Television (0.5%):
Clear Channel Communications, Inc. (b)      23,644 $       876
Comcast Corp.,
   Class A Special Shares (b)               36,550         841

                                                         1,717

Railroads (0.4%):
Burlington Northern/Santa Fe, Inc.          14,692         378
CSX Corp.                                    8,221         227
Norfolk Southern Corp.                      14,996         303
Union Pacific Corp.                          9,759         576

                                                         1,484

Real Estate Investment Trusts (0.2%):
Equity Office Properties Trust              16,168         389
Equity Residential Properties Trust         10,638         252
Simon Property Group, Inc.                   7,164         245

                                                           886

Restaurants (0.5%):
Darden Restaurants, Inc.                     6,614         126
McDonald's Corp.                            49,231         891
Starbucks Corp. (b)                         14,992         357
Wendy's International, Inc.                  4,467         142
Yum! Brands, Inc. (b)                       11,464         258

                                                         1,774

Retail (3.0%):
Best Buy Co., Inc. (b)                      12,408         256
Dollar General Corp.                        12,867         180
Target Corp.                                35,023       1,055
Wal-Mart Stores, Inc.                      171,705       9,194

                                                        10,685

Retail -- Discount (0.1%):
Big Lots, Inc. (b)                           4,481          74
Family Dollar Stores, Inc.                   6,690         206

                                                           280

Retail -- Department Stores (0.5%):
Dillard's, Inc., Class A                     3,259          54
Federated Department Stores, Inc. (b)        7,782         239
J.C. Penney Co., Inc.                       10,321         197
Kohls Corp. (b)                             13,000         759
May Department Stores Co.                   11,125         260
Nordstrom, Inc.                              5,216         104
Sears, Roebuck & Co.                        12,200         320

                                                         1,933

Retail -- Drug Stores (0.5%):
CVS Corp.                                   15,158         420
Walgreen Co.                                39,547       1,335

                                                         1,755

Retail -- Specialty Stores (1.8%):
AutoZone, Inc. (b)                           4,074         349
Bed Bath & Beyond, Inc. (b)                 11,276         400
CarMax, Inc. (b)                             3,072          50
Circuit City Stores, Inc.                    8,109          80
Gap, Inc.                                   33,579         395
Home Depot, Inc.                            90,952       2,628


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Limited, Inc.                               20,122 $       315
Lowe's Cos., Inc.                           30,044       1,254
Radioshack Corp.                             6,623         138
Tiffany & Co.                                5,626         147
TJX Cos., Inc.                              20,837         428
Toys "R" Us, Inc. (b)                        8,201          82

                                                         6,266

Rubber & Rubber Products (0.0%):
Cooper Tire & Rubber Co.                     2,841          37
Goodyear Tire & Rubber Co.                   6,305          45

                                                            82

Savings & Loans (0.6%):
Charter One Financial, Inc.                  8,864         268
Golden West Financial Corp.                  5,969         412
Washington Mutual, Inc.                     37,347       1,336

                                                         2,016

Schools & Educational Services (0.1%):
Apollo Group, Inc. (b)                       6,699         278

Semiconductors (2.7%):
Advanced Micro Devices, Inc. (b)            13,217          81
Altera Corp. (b)                            14,746         173
Analog Devices, Inc. (b)                    14,119         378
Applied Materials, Inc. (b)                 63,505         954
Applied Micro Circuits Corp. (b)            11,625          45
Broadcom Corp. (b)                          10,578         127
Intel Corp.                                257,285       4,452
KLA-Tencor Corp. (b)                         7,304         260
Linear Technology Corp.                     12,255         339
LSI Logic Corp. (b)                         14,358          85
Maxim Integrated Products, Inc. (b)         12,469         397
Micron Technology, Inc. (b)                 23,304         373
National Semiconductor Corp. (b)             6,981          93
Novellus Systems, Inc. (b)                   5,602         177
NVIDIA Corp. (b)                             5,909          70
PMC-Sierra, Inc. (b)                         6,458          31
QLogic Corp. (b)                             3,608         126
Teradyne, Inc. (b)                           7,068          86
Texas Instruments, Inc.                     66,925       1,061
Xilinx, Inc. (b)                            13,032         247

                                                         9,555

Software & Computer Services (5.2%):
Adobe Systems, Inc.                          9,267         219
Autodesk, Inc.                               4,431          52
Automatic Data Processing, Inc.             23,941       1,018
BMC Software, Inc. (b)                       9,308         148
Citrix Systems, Inc. (b)                     6,755          51
Computer Associates International, Inc.     22,305         331
Compuware Corp. (b)                         14,512          70
Electronic Arts, Inc. (b)                    5,377         350
First Data Corp.                            29,228       1,022
Fiserv, Inc. (b)                             7,425         232
Intuit, Inc. (b)                             8,172         424
Mercury Interactive Corp. (b)                3,247          86
Microsoft Corp. (b)                        209,050      11,178
Novell, Inc. (b)                            14,065          34


Security Description                      Shares       Value

Oracle Corp. (b)                           209,734  $    2,138
Parametric Technology Corp. (b)             10,085          23
Peoplesoft, Inc. (b)                        12,055         218
Rational Software Corp. (b)                  7,460          49
Siebel Systems, Inc. (b)                    18,450         139
SunGard Data Systems, Inc. (b)              10,911         242
VERITAS Software Corp. (b)                  15,847         242

                                                        18,266

Staffing (0.0%):
Robert Half International, Inc. (b)          6,761         113

Steel (0.1%):
Allegheny Technologies, Inc.                 3,116          21
Nucor Corp.                                  3,019         127
United States Steel Corp.                    3,933          51

                                                           199

Telecommunications (0.1%):
Citizens Communications Co. (b)             10,897          91
Qwest Communications
   International, Inc.                      64,735         219

                                                           310

Telecommunications -- Cellular (0.2%):
AT&T Wireless Services, Inc. (b)           104,522         718
Sprint PCS Group (b)                        38,488         134

                                                           852

Telecommunications -- Equipment (0.8%):
ADC Telecommunications, Inc. (b)            30,745          49
Agilent Technologies, Inc. (b)              17,923         246
Andrew Corp. (b)                             3,789          33
Avaya, Inc. (b)                             13,973          28
Comverse Technology, Inc. (b)                7,223          53
Jabil Circuit, Inc. (b)                      7,632         118
Lucent Technologies, Inc. (b)              132,509         163
Motorola, Inc.                              88,749         813
QUALCOMM, Inc. (b)                          30,004       1,035
Scientific-Atlanta, Inc.                     6,048          74
Tellabs, Inc. (b)                           15,882         122

                                                         2,734

Telecommunications --
  Services & Equipment (0.0%):
CIENA Corp. (b)                             16,665          61

Tobacco & Tobacco
   Products (1.0%):
Philip Morris Cos., Inc.                    81,600       3,325
R.J. Reynolds Tobacco Holdings, Inc.         3,459         140
UST, Inc.                                    6,534         200

                                                         3,665

Tools & Hardware
   Manufacturing (0.1%):
Black & Decker Corp.                         3,111         145
Snap-on, Inc.                                2,254          59
Stanley Works                                3,308         107

                                                           311

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Stock Index Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Toys (0.1%):
Hasbro, Inc.                                 6,686$         68
Mattel, Inc.                                16,865         310

                                                           378

Transportation Services (0.9%):
FedEx Corp.                                 11,489         611
United Parcel Service, Inc.                 43,097       2,586

                                                         3,197

Travel Services (0.0%):
Sabre Holdings Corp. (b)                     5,594         107

Trucking & Leasing (0.0%):
Ryder Systems, Inc.                          2,404          55

Utilities -- Electric (2.1%):
AES Corp. (b)                               20,952          37
Allegheny Energy, Inc.                       4,854          28
Ameren Corp.                                 5,597         226
American Electric Power Co.                 13,083         335
Calpine Corp. (b)                           14,542          29
CenterPoint Energy, Inc.                    12,030          85
Cinergy Corp.                                6,473         201
CMS Energy Corp.                             5,556          44
Consolidated Edison
   Co. of New York, Inc.                     8,230         350
Constellation Energy Group, Inc.             6,346         162
Detroit Edison Co.                           6,465         292
Dominion Resources, Inc.                    11,998         576
Duke Energy Corp.                           34,271         702
Dynergy, Inc.                               14,259          10
Edison International (b)                    12,581         126
Entergy Corp.                                8,650         381
Exelon Corp.                                12,433         627
FirstEnergy Corp.                           11,490         373
FPL Group, Inc.                              7,033         415
Mirant Corp. (b)                            15,518          33
NiSource, Inc.                               8,020         132
PG&E Corp. (b)                              15,181         165
Pinnacle West Capital Corp.                  3,274          93
PPL Corp.                                    6,254         216
Progress Energy, Inc.                        8,542         356
Public Service Enterprise Group              7,980         229
Southern Co.                                27,358         814
TECO Energy, Inc.                            6,680          99
TXU Corp.                                   10,748         154
Xcel Energy, Inc.                           15,367         160

                                                         7,450

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Utilities -- Natural Gas (0.1%):
KeySpan Corp.                                5,462 $       199
NICOR, Inc.                                  1,699          53
Peoples Energy Corp.                         1,371          50
Sempra Energy                                7,911         175

                                                           477

Utilities -- Telecommunications (3.4%):
Alltel Corp.                                12,009         597
AT&T Corp.                                 148,431       1,936
BellSouth Corp.                             72,253       1,889
CenturyTel, Inc.                             5,478         155
SBC Communications, Inc.                   128,359       3,294
Sprint FON Group                            34,464         428
Verizon Communications                     105,324       3,977

                                                        12,276

Wireless Communications (0.1%):
Nextel Communications, Inc.,
   Class A (b)                              35,156         397

Total Common Stocks (Cost $286,823)                    315,521

U.S. Treasury Bills (0.6%)

1.56%, 12/19/02 (c)                     $    2,200       2,195

Total U.S. Treasury Bills (Cost $2,195)                  2,195

Total Investments (Cost $305,467) (a)-- 93.5%          334,165

Other assets in excess of liabilities-- 6.5%            23,291

NET ASSETS-- 100.0%                                   $357,456



(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $ 94,716

     Unrealized depreciation                           (66,018)

     Net unrealized appreciation                      $ 28,698

(b)  Non-income producing securities

(c)  Serves as collateral for futures contracts.

(d)  Investment in affiliate

                                           Number of
                                           Contracts    Value

Futures Contracts
S & P 500 Index,
   face amount $27,037,
   expiring December 20, 2002                  126     $27,890

Total Futures (Cost $27,037)                           $27,890


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Growth Fund                                                    October 31, 2002

(Amounts in Thousands, Except Shares)


                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (2.7%)

General Electric Capital Corp.,
   1.90%, 11/1/02                       $    7,924  $    7,924

Total Commercial Paper (Cost $7,924)                     7,924

Common Stocks (97.0%)

Aluminum (0.3%):
Alcoa, Inc.                                 38,800         856

Automotive Parts (1.1%):
Eaton Corp.                                 49,100       3,358

Banks (2.5%):
Bank of America Corp.                       42,500       2,967
Mellon Financial Corp.                      55,400       1,567
Wells Fargo Co.                             55,000       2,776

                                                         7,310

Beverages (7.2%):
Anheuser-Busch Cos., Inc.                  118,300       6,242
Coca-Cola Co.                              191,200       8,886
PepsiCo, Inc.                              141,400       6,236

                                                        21,364

Biotechnology (2.4%):
Amgen, Inc. (b)                            152,900       7,119

Brokerage Services (0.4%):
Morgan Stanley Dean Witter & Co.            27,400       1,066

Chemicals -- General (0.5%):
Praxair, Inc.                               25,700       1,401

Computers & Peripherals (6.0%):
Cisco Systems, Inc. (b)                    606,100       6,776
Dell Computer Corp. (b)                    266,500       7,625
International Business Machines Corp.       41,600       3,284

                                                        17,685

Consulting Services (0.5%):
BearingPoint, Inc. (b)                     175,567       1,369

Consumer Products (3.9%):
Colgate-Palmolive Co.                       61,300       3,370
Procter & Gamble Co.                        93,200       8,244

                                                        11,614

Cosmetics & Toiletries (1.5%):
Kimberly-Clark Corp.                        86,700       4,465

Electrical Equipment (0.5%):
Emerson Electric Co.                        30,000       1,445

Electronic & Electrical -- General (4.3%):
General Electric Co.                       502,900      12,698

Financial Services (5.1%):
American Express Co.                       118,900       4,324
Citigroup, Inc.                             59,200       2,187
Fannie Mae                                  66,500       4,447
Goldman Sachs Group, Inc.                   12,300         881
MBNA Corp.                                 166,000       3,371

                                                        15,210

Security Description                      Shares       Value

Forest Products --
   Lumber & Paper (0.4%):
International Paper Co.                     35,600  $    1,244

Health Care (3.8%):
HCA, Inc.                                  105,800       4,601
Medtronic, Inc.                            151,400       6,783

                                                        11,384

Insurance -- Multi-Line (2.4%):
American International Group, Inc.          61,000       3,816
Marsh & McLennan Cos., Inc.                 68,600       3,204

                                                         7,020

Manufacturing -- Miscellaneous (2.2%):
3M Co.                                      51,400       6,525

Media (1.2%):
Viacom, Inc., Class B (b)                   82,000       3,658

Medical Supplies (0.8%):
Zimmer Holdings, Inc. (b)                   55,000       2,267

Office Equipment & Supplies
   (Non-Computer Related) (1.4%):
Pitney Bowes, Inc.                          58,000       1,946
Staples, Inc. (b)                          136,600       2,106

                                                         4,052

Oil & Gas Exploration,
   Production & Services (1.6%):
Anadarko Petroleum Corp.                    34,800       1,550
ENSCO International, Inc.                  117,800       3,185

                                                         4,735

Oilfield Services & Equipment (0.5%):
Schlumberger Ltd.                           33,900       1,360

Pharmaceuticals (18.8%):
Abbott Laboratories                        159,600       6,682
Cardinal Health, Inc.                       55,200       3,820
Eli Lilly & Co.                            104,301       5,789
Johnson & Johnson, Inc.                    216,800      12,737
Pfizer, Inc.                               445,400      14,150
Pharmacia Corp.                            175,800       7,559
Wyeth                                      146,500       4,908

                                                        55,645

Retail (5.9%):
Target Corp.                               123,100       3,708
Wal-Mart Stores, Inc.                      255,100      13,660

                                                        17,368

Retail -- Drug Stores (0.8%):
Walgreen Co.                                69,100       2,332

Retail-- Specialty Stores (2.3%):
Home Depot, Inc.                           235,100       6,790


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Growth Fund                                                    October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Semiconductors (3.9%):
Altera Corp. (b)                           102,700  $    1,204
Analog Devices, Inc. (b)                    70,500       1,889
Intel Corp.                                302,800       5,239
Texas Instruments, Inc.                    119,500       1,895
Xilinx, Inc. (b)                            75,300       1,430

                                                        11,657

Software & Computer Services (8.9%):
Adobe Systems, Inc.                         70,700       1,671
Automatic Data Processing, Inc.             60,800       2,586
First Data Corp.                            69,500       2,428
Microsoft Corp. (b)                        285,700      15,277
Oracle Corp. (b)                           443,800       4,522

                                                        26,484

Telecommunications -- Equipment (0.9%):
Nokia Corp.-- ADR                          156,900       2,608

Tobacco & Tobacco Products (2.3%):
Philip Morris Cos., Inc.                   167,800       6,838

Transportation Services (1.1%):
United Parcel Service, Inc.                 55,800       3,349

Utilities-- Telecommunications (1.6%):
SBC Communications, Inc.                    85,000       2,181
Verizon Communications                      71,100       2,685

                                                         4,866

Total Common Stocks (Cost $311,530)                    287,142

Total Investments (Cost $319,454) (a)-- 99.7%          295,066

Other assets in excess of liabilities-- 0.3%               983

NET ASSETS-- 100.0%                                   $296,049



(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $ 30,915

     Unrealized depreciation                           (55,303)

     Net unrealized depreciation                      $(24,388)

(b)  Non-income producing securities.

ADR -- American Depositary Receipts

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Established Value Fund                                         October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (3.3%)

General Electric Capital Corp.,
   1.90%, 11/1/02                       $    9,293  $    9,293

Total Commercial Paper (Cost $9,293)                     9,293

Common Stocks (96.7%)

Advertising (1.2%):
Harte-Hanks, Inc.                          180,000       3,434

Aerospace/Defense (1.3%):
General Dynamics Corp.                      48,000       3,798

Airlines (0.5%):
Southwest Airlines Co.                     105,000       1,533

Apparel (2.8%):
Jones Apparel Group, Inc. (b)              100,000       3,464
Liz Claiborne, Inc.                        122,000       3,626
VF Corp.                                    22,600         832

                                                         7,922

Automotive Parts (2.0%):
BorgWarner, Inc.                           100,000       4,498
Eaton Corp.                                 17,000       1,163

                                                         5,661

Banks (5.4%):
Cullen/Frost Bankers, Inc.                  48,900       1,693
First Tennessee National Corp.             130,000       4,821
Popular, Inc.                              119,400       3,867
Regions Financial Corp.                     93,800       3,177
Union Planters Corp.                        60,100       1,698

                                                        15,256

Beverages (3.8%):
Constellation Brands, Inc. (b)             160,000       4,053
Coors (Adolph) Co.                          97,000       6,642

                                                        10,695

Biotechnology (0.8%):
Invitrogen Corp. (b)                        82,700       2,306

Chemicals (1.2%):
Lubrizol Corp.                             116,000       3,364

Chemicals -- General (2.0%):
Englehard Corp.                            255,000       5,648

Commercial Services (1.7%):
Cintas Corp.                                47,600       2,250
Convergys Corp. (b)                        164,700       2,451

                                                         4,701

Computers & Peripherals (1.4%):
Lexmark International Group, Inc. (b)       66,200       3,934

Consumer Products (2.9%):
Fortune Brands, Inc.                       162,000       8,110

Containers & Packaging (0.9%):
Pactiv Corp. (b)                           124,800       2,476

Electronics (2.3%):
Johnson Controls, Inc.                      84,000       6,552


Security Description                      Shares       Value

Financial & Insurance (4.0%):
AMBAC Financial Group, Inc.                135,000  $    8,343
PMI Group, Inc.                            100,000       2,980

                                                        11,323

Financial Services (1.2%):
Citigroup, Inc.                             90,000       3,326

Health Care (5.5%):
Anthem, Inc. (b)                            34,939       2,201
Oxford Health Plans, Inc. (b)              110,100       3,915
Universal Health Services, Inc. (b)        120,000       5,817
Wellpoint Health Networks, Inc. (b)         51,100       3,843

                                                        15,776

Homebuilders (1.6%):
Pulte Homes, Inc.                           96,800       4,445

Insurance-- Multi-Line (4.0%):
Hartford Financial Services Group, Inc.     84,000       3,318
Jefferson-Pilot Corp.                       71,800       2,883
Old Republic International Corp.           171,000       5,097

                                                        11,298

Insurance -- Property,
   Casualty, Health (0.1%):
Travelers Property & Casualty Corp.,
   Class A (b)                               3,888          52
Travelers Property & Casualty Corp.,
   Class B (b)                               7,988         108

                                                           160

Manufacturing -- Miscellaneous (4.7%):
ITT Industries, Inc.                       124,000       8,058
Textron, Inc.                              125,000       5,125

                                                        13,183

Medical Supplies (2.6%):
Bausch & Lomb, Inc.                         40,200       1,250
Becton Dickinson & Co.                      86,900       2,564
C.R. Bard, Inc.                             65,000       3,636

                                                         7,450

Metals -- Fabrication (0.7%):
Kennametal, Inc.                            64,300       2,004

Newspapers (1.4%):
New York Times Co., Class A                 82,000       3,970

Oil & Gas Exploration,
   Production & Services (5.3%):
Apache Corp.                                25,500       1,379
Equitable Resources, Inc.                  131,000       4,663
Helmerich & Payne, Inc.                    113,400       3,210
Occidental Petroleum Corp.                 203,000       5,791

                                                        15,043

Oil Marketing & Refining (1.2%):
Valero Energy Corp.                         94,000       3,310

Paint, Varnishes, Enamels (1.4%):
Sherwin-Williams Co.                       140,000       3,829


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Established Value Fund                                         October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Pharmaceuticals (2.0%):
Mylan Laboratories, Inc.                    54,600  $    1,718
Watson Pharmaceuticals, Inc. (b)           139,300       3,830

                                                         5,548

Publishing (0.7%):
R.R. Donnelley & Sons Co.                   94,500       1,895

Real Estate Investment Trusts (4.2%):
Duke Realty Corp.                          164,100       3,988
Equity Residential Properties Trust        150,800       3,577
iStar Financial, Inc.                      151,900       4,314

                                                        11,879

Restaurants (2.9%):
Darden Restaurants, Inc.                   141,000       2,676
Wendy's International, Inc.                175,000       5,544

                                                         8,220

Retail (0.5%):
Target Corp.                                48,000       1,446

Retail-- Apparel/Shoe (1.0%):
Abercrombie & Fitch Co. (b)                 60,800       1,083
Talbots, Inc.                               64,700       1,794

                                                         2,877

Retail -- Specialty Stores (2.4%):
Borders Group, Inc. (b)                    173,000       2,981
Lowe's Cos., Inc.                           43,000       1,794
Zale Corp. (b)                              69,700       2,035

                                                         6,810

Savings & Loans (3.5%):
Charter One Financial, Inc.                113,715       3,443
Golden West Financial Corp.                 55,000       3,799
GreenPoint Financial Corp.                  61,600       2,684

                                                         9,926

Semiconductors (2.2%):
Altera Corp. (b)                           301,600       3,535
Fairchild Semiconductor
   International, Inc. (b)                 216,400       2,575

                                                         6,110


Security Description                      Shares       Value

Software & Computer Services (5.6%):
First Data Corp.                           120,000  $    4,193
Fiserv, Inc. (b)                            60,000       1,874
Intuit, Inc. (b)                            54,400       2,824
Reynolds & Reynolds Co., Class A            64,800       1,534
Storage Technology Corp. (b)               167,100       2,954
Sybase, Inc. (b)                           177,000       2,267

                                                        15,646

Telecommunications -- Equipment (0.7%):
Harris Corp.                                73,300       1,934

Toys (1.4%):
Action Performance Cos., Inc.               73,000       1,507
Mattel, Inc.                               131,000       2,405

                                                         3,912

Utilities -- Electric (5.1%):
Energy East Corp.                          200,000       4,260
Exelon Corp.                               104,400       5,262
FPL Group, Inc.                             80,500       4,748

                                                        14,270

Utilities -- Telecommunications (0.6%):
CenturyTel, Inc.                            55,000       1,558

Total Common Stocks (Cost $213,015)                    272,538

Total Investments (Cost $222,308) (a)-- 100.0%         281,831

Liabilities in excess of other assets-- 0.0%              (45)

NET ASSETS-- 100.0%                                   $281,786


(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $64,532

     Unrealized depreciation                            (5,009)

     Net unrealized appreciation                       $59,523

(b)  Non-income producing securities.

                     See notes to financial statements.



                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                          Diversified       Stock                      Established
                                                               Value         Stock          Index         Growth          Value
                                                               Fund          Fund           Fund           Fund           Fund

ASSETS:
Investments, at value (Cost $355,814; $1,242,919;
   $305,467; $319,454; $222,308)                             $330,208     $1,095,025       $334,165      $295,066       $281,831
Collateral received for securities on loan                     88,105        318,916        103,820        82,034         53,962
Cash                                                               10             10             --            10             10
Interest and dividends receivable                                 454          1,445            421           262            176
Receivable for capital shares issued                               --             25             --            --             --
Receivable from brokers for investments sold                       --         15,295         23,684           973             --
Receivable from distributor                                         4              1             14            10             10
Prepaid expenses and other assets                                  15              5              3            15             19

         Total Assets                                         418,796      1,430,722        462,107       378,370        336,008

LIABILITIES:
Payable to custodian                                               --             --            389            --             --
Payable to brokers for investments purchased                       --          7,430             15            --             --
Payable for capital shares redeemed                                --              3             --            --             --
Net payable for variation margin on futures contracts              --             --            137            --             --
Payable for return of collateral received                      88,105        318,916        103,820        82,034         53,962
Accrued expenses and other payables:
     Investment advisory fees                                     204            577            150           184            131
     Administration fees                                            3             11             --             3              1
     Custodian fees                                                 9             25             72            10              8
     Accounting fees                                               --              1             --            --             --
     Transfer agent fees                                           15            186             26            24             88
     Shareholder service fees-- Class A                            61            144             --            58              3
     Shareholder service and 12b-1 fees-- Class B                  --             33             --            --             --
     12b-1 fees-- Class G                                           4             62              1             3              3
     Other                                                          5             79             41             5             26

         Total Liabilities                                     88,406        327,467        104,651        82,321         54,222

NET ASSETS:
Capital                                                       397,635      1,398,129        412,029       372,824        222,263
Accumulated net investment income                                 246            727            370            --             --
Net unrealized appreciation (depreciation)
   from investments and futures                               (25,606)      (147,894)        29,551       (24,388)        59,523
Accumulated undistributed net realized losses
   from investment transactions and futures                   (41,885)      (147,707)       (84,494)      (52,387)            --

         Net Assets                                          $330,390     $1,103,255       $357,456      $296,049       $281,786

Net Assets
     Class A                                                 $319,613     $  905,116       $338,588      $288,983      $  35,586
     Class B                                                       --         37,204             --            --             --
     Class C                                                       --          2,193             --            --             --
     Class G                                                   10,777        158,742         18,868         7,066        246,200

         Total                                               $330,390     $1,103,255       $357,456      $296,049       $281,786

Outstanding units of beneficial interest (shares)
     Class A                                                   33,116         82,745         25,797        20,424          1,672
     Class B                                                       --          3,617             --            --             --
     Class C                                                       --            201             --            --             --
     Class G                                                    1,118         14,611          1,438           505         11,590

         Total                                                 34,234        101,174         27,235        20,929         13,262

Net asset value
     Redemption price per share-- Class A                    $   9.65     $    10.94       $  13.12      $  14.15       $  21.28
     Offering and redemption price per share-- Class B             --     $    10.29             --            --             --
     Offering and redemption price per share-- Class C             --     $    10.90             --            --             --
     Offering and redemption price per share-- Class G       $   9.64     $    10.86       $  13.12      $  13.99       $  21.24

Maximum sales charge-- Class A                                   5.75%          5.75%          5.75%         5.75%          5.75%

Maximum offering price per share
   (100%/(100%-maximum sales charge)of net asset value
   adjusted to nearest cent)-- Class A                       $  10.24     $    11.61       $  13.92      $  15.01       $  22.58


                     See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2002

(Amounts in Thousands)


                                                                          Diversified        Stock                     Established
                                                               Value         Stock           Index        Growth          Value
                                                               Fund          Fund            Fund          Fund           Fund

Investment Income:
Interest income                                              $     54      $     610       $    109      $     43        $   127
Dividend income                                                 8,470         18,811          7,449         4,441          5,279
Foreign tax withholding                                            --             --             (4)           --             (3)
Income from securities lending                                     78            260            127            65             61

     Total Income                                               8,602         19,681          7,681         4,549          5,464

Expenses:
Investment advisory fees                                        3,173          8,243          2,520         2,688          1,782
Administration fees                                               545          1,520            622           464            429
Shareholder service fees-- Class A                              1,045          2,685             --           876             98
Shareholder service and 12b-1 fees-- Class B                       --            503             --            --             --
12b-1 fees-- Class C                                               --              9             --            --             --
12b-1 fees-- Class G                                               46            872             58            41          1,452
Accounting fees                                                    87            128            182            85             81
Custodian fees                                                     90            267            347            84             71
Legal and audit fees                                               39            144             56            38             37
Trustees' fees and expenses                                        15             48             18            13             13
Transfer agent fees                                               116          1,611            222           161            600
Registration and filing fees                                       28             69             26            28             32
Printing fees                                                       5            119             17             9             34
Other                                                              25             58             69            24             21

     Total Expenses                                             5,214         16,276          4,137         4,511          4,650

Expenses voluntarily reduced                                       --            (91)          (719)           --           (391)

     Expenses before reimbursement from distributor             5,214         16,185          3,418         4,511          4,259
     Expenses reimbursed by distributor                          (175)            (3)          (135)         (145)           (12)

     Net Expenses                                               5,039         16,182          3,283         4,366          4,247

Net Investment Income                                           3,563          3,499          4,398           183          1,217

Realized/Unrealized Gains (Losses)
   from Investments and Futures:
Net realized gains (losses) from
   investment transactions and futures                        (41,857)      (145,373)       (73,524)      (52,512)         3,792
Net change in unrealized appreciation/depreciation
   from investment transactions and futures                   (35,964)      (112,947)        (8,566)       (7,310)        (3,238)

Net realized/unrealized gains (losses)
   from investments and futures                               (77,821)      (258,320)       (82,090)      (59,822)           554

Change in net assets resulting from operations               $(74,258)     $(254,821)      $(77,692)     $(59,639)       $ 1,771



                     See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                          Value                 Diversified Stock                 Stock Index
                                                          Fund                        Fund                           Fund

                                                   Year          Year          Year           Year           Year           Year
                                                   Ended         Ended         Ended          Ended          Ended          Ended
                                                 October 31,   October 31,   October 31,    October 31,    October 31,   October 31,
                                                   2002          2001          2002           2001           2002           2001

From Investment Activities:
Operations:
     Net investment income                      $   3,563      $   3,432     $    3,499    $    2,252      $   4,398      $   5,091
     Net realized gains (losses) from
       investment transactions and futures        (41,857)        44,119       (145,373)       35,582        (73,524)        42,930
     Net change in unrealized
       appreciation (depreciation) from
       investments and futures                    (35,964)      (133,251)      (112,947)     (191,722)        (8,566)      (263,568)

Change in net assets resulting from operations    (74,258)       (85,700)      (254,821)     (153,888)       (77,692)      (215,547)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                   (3,427)        (3,240)        (3,018)       (1,968)        (4,226)        (4,992)
         Class C                                       --             --             (1)           --             --             --
         Class G                                      (66)           (16)           (31)           (6)          (159)          (142)
     From net realized gains from investment
       transactions and futures                   (44,121)       (80,237)       (36,273)     (170,791)       (47,430)       (20,186)

Change in net assets from
   distributions to shareholders                  (47,614)       (83,493)       (39,323)     (172,765)       (51,815)       (25,320)

Capital Transactions:
     Proceeds from shares issued                   95,594         81,005        467,985       423,749         56,236         82,414
     Dividends reinvested                          44,172         76,574         34,674       152,603         47,395         23,137
     Cost of shares redeemed                     (144,030)       (98,894)      (306,533)     (250,818)      (163,253)      (200,839)

Change in net assets
from capital transactions                          (4,264)        58,685        196,126       325,534        (59,622)       (95,288)

Change in net assets                             (126,136)      (110,508)       (98,018)       (1,119)      (189,129)      (336,155)

Net Assets:
     Beginning of period                          456,526        567,034      1,201,273     1,202,392        546,585        882,740

     End of period                              $ 330,390      $ 456,526     $1,103,255    $1,201,273      $ 357,456      $ 546,585

Share Transactions:
     Issued                                         8,513          5,529         34,991        27,939          3,562          4,149
     Reinvested                                     3,556          5,126          2,478        10,303          2,825          1,082
     Redeemed                                     (13,143)        (6,737)       (25,114)      (16,933)       (11,122)       (10,473)

Change in Shares                                   (1,074)         3,918         12,355        21,309         (4,735)        (5,242)



                     See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                                            Growth                            Established
                                                                             Fund                             Value Fund

                                                                    Year              Year             Year               Year
                                                                    Ended             Ended            Ended              Ended
                                                                  October 31,       October 31,      October 31,       October 31,
                                                                    2002              2001             2002               2001

From Investment Activities:
Operations:
     Net investment income                                         $    183        $    (977)        $   1,217        $   1,302
     Net realized gains (losses) from
       investment transactions                                      (52,512)           2,293             3,792           67,342
     Net change in unrealized
       appreciation (depreciation)
       from investments                                              (7,310)        (157,223)           (3,238)        (119,116)

Change in net assets resulting from operations                      (59,639)        (155,907)            1,771          (50,472)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                                       (183)              --              (272)            (153)
         Class G                                                         --               --            (1,057)          (1,349)
     Tax return of capital                                              (40)              --                --               --
     From net realized gains from
       investment transactions                                       (1,719)         (32,477)          (67,141)         (31,269)

Change in net assets from
   distributions to shareholders                                     (1,942)         (32,477)          (68,470)         (32,771)

Capital Transactions:
     Proceeds from shares issued                                     59,149          250,257            63,853           48,055
     Dividends reinvested                                             1,742           29,295            63,413           32,663
     Cost of shares redeemed                                        (84,369)        (119,468)         (110,815)         (80,399)

Change in net assets from capital transactions                      (23,478)         160,084            16,451              319

Change in net assets                                                (85,059)         (28,300)          (50,248)         (82,924)

Net Assets:
     Beginning of period                                            381,108          409,408           332,034          414,958

     End of period                                                 $296,049        $ 381,108         $ 281,786        $ 332,034

Share Transactions:
     Issued                                                           3,564           10,690             2,614            1,558
     Reinvested                                                          96            1,298             2,806            1,066
     Redeemed                                                        (5,154)          (6,053)           (4,545)          (2,575)

Change in Shares                                                     (1,494)           5,935               875               49


                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                    Value Fund

                                                                   Class A Shares


                                             Year         Year         Year          Year           Year
                                            Ended        Ended        Ended         Ended          Ended
                                          October 31,  October 31,  October 31,  October 31,    October 31,
                                             2002         2001         2000          1999           1999

Net Asset Value,
   Beginning of Period                     $  12.93    $  18.06     $  18.84     $  18.81       $  17.07

Investment Activities
     Net investment income                     0.10        0.10         0.09         0.04           0.09
     Net realized and unrealized
       gain (loss) on investments             (2.04)      (2.58)        1.37         3.16           3.16

         Total from Investment
           Activities                         (1.94)      (2.48)        1.46         3.20           3.25

Distributions
     Net investment income                    (0.09)      (0.09)       (0.09)       (0.04)         (0.10)
     In excess of net investment
       income                                    --          --<F7>       --           --             --
     Net realized gains                       (1.25)      (2.56)       (2.15)       (3.13)         (1.41)

         Total Distributions                  (1.34)      (2.65)       (2.24)       (3.17)         (1.51)

Net Asset Value, End of Period             $   9.65    $  12.93     $  18.06     $  18.84       $  18.81

Total Return (excludes sales charge)         (17.21)%    (15.61)%       8.33%       20.02%         20.46%

Ratios/Supplemental Data:
Net Assets at end of period (000)          $319,613    $451,545     $564,111     $611,483       $517,313
Ratio of expenses to
   average net assets <F6>                     1.17%       1.15%        1.19%        1.40%          1.34%
Ratio of net investment income
   to average net assets <F6>                  0.84%       0.66%        0.49%        0.20%          0.54%
Ratio of expenses to
   average net assets<F1>                      1.20%       1.21%        1.24%        1.45%          1.46%
Ratio of net investment income
   to average net assets<F1>                   0.81%       0.60%        0.44%        0.15%          0.42%
Portfolio turnover <F5>                          40%         51%          34%          36%            40%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund do not exceed 2.00% until at least February 28, 2012.

<F7> Less than $0.01 per share





The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                  Value Fund

                                                Class G Shares

                                                              December 15,
                                         Year        Year         1999
                                        Ended       Ended       through
                                     October 31,  October 31,  October 31,
                                         2002        2001       2000<F2>

Net Asset Value,
   Beginning of Period                 $ 12.93     $ 18.06     $16.73

Investment Activities
     Net investment income                0.06        0.05       0.04
     Net realized and unrealized
       gain (loss) on investments        (2.04)      (2.57)      1.35

         Total from Investment
           Activities                    (1.98)      (2.52)      1.39

Distributions
     Net investment income               (0.06)      (0.05)     (0.06)
     In excess of net investment
       income                               --          --         --<F7>
     Net realized gains                  (1.25)      (2.56)        --

         Total Distributions             (1.31)      (2.61)     (0.06)

Net Asset Value, End of Period         $  9.64     $ 12.93     $18.06

Total Return (excludes sales charge)    (17.50)%    (15.87)%     8.34%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)      $10,777     $ 4,981     $2,923
Ratio of expenses to
   average net assets <F6>                1.50%       1.49%      1.44%<F4>
Ratio of net investment income
   to average net assets <F6>             0.57%       0.32%      0.14%<F4>
Ratio of expenses to
   average net assets<F1>                 1.91%       1.89%      2.27%<F4>
Ratio of net investment income
   to average net assets<F1>              0.16%      (0.08)%    (0.69)%<F4>
Portfolio turnover <F5>                     40%         51%        34%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund do not exceed 2.00% until at least February 28, 2012.

<F7> Less than $0.01 per share



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                     Diversified Stock Fund

                                                                         Class A Shares

                                               Year         Year             Year          Year           Year
                                              Ended         Ended            Ended        Ended           Ended
                                           October 31,   October 31,     October 31,    October 31,     October 31,
                                               2002         2001             2000          1999           1998<F2>

Net Asset Value, Beginning of Period      $  13.56      $    17.85       $  17.96       $  18.85       $  17.76

Investment Activities
     Net investment income (loss)             0.05            0.04           0.03           0.06           0.11
     Net realized and unrealized
       gain (loss) on investments            (2.22)          (1.87)          2.71           2.92           3.07

         Total from Investment
           Activities                        (2.17)          (1.83)          2.74           2.98           3.18

Distributions
     Net investment income                   (0.04)          (0.03)         (0.02)         (0.06)         (0.11)
     Net realized gains                      (0.41)          (2.43)         (2.83)         (3.81)         (1.98)

         Total Distributions                 (0.45)          (2.46)         (2.85)         (3.87)         (2.09)

Net Asset Value, End of Period            $  10.94      $    13.56       $  17.85       $  17.96       $  18.85

Total Return (excludes sales charge)        (16.76)%        (11.43)%        16.88%         19.39%         19.60%

Ratios/Supplemental Data:
Net Assets at end of period (000)         $905,116      $1,005,730       $993,383       $957,001       $993,158
Ratio of expenses to
   average net assets                         1.12%           1.09%          1.10%          1.06%          1.02%
Ratio of net investment income
   (loss) to average net assets               0.39%           0.28%          0.19%          0.34%          0.64%
Ratio of expenses to
   average net assets<F1>                     <F4>            1.11%          1.11%          1.10%          1.13%
Ratio of net investment income
   (loss) to average net assets<F1>           <F4>            0.26%          0.18%          0.30%          0.53%
Portfolio turnover <F3>                         85%             88%            94%            83%            84%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F4> There were no voluntary waivers during the period.




The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                       Diversified Stock Fund

                                                            Class B Shares

                                        Year         Year        Year        Year        Year
                                        Ended       Ended       Ended       Ended       Ended
                                     October 31, October 31, October 31,  October 31, October 31,
                                        2002         2001        2000        1999      1998<F2>

Net Asset Value, Beginning of Period   $ 12.89     $ 17.21     $ 17.55     $ 18.60     $ 17.62

Investment Activities
     Net investment income (loss)        (0.19)      (0.11)      (0.15)      (0.08)      (0.08)
     Net realized and unrealized
       gain (loss) on investments        (2.00)      (1.78)       2.64        2.84        3.04

         Total from Investment
           Activities                    (2.19)      (1.89)       2.49        2.76        2.96

Distributions
     Net investment income                  --          --          --          --          --
     Net realized gains                  (0.41)      (2.43)      (2.83)      (3.81)      (1.98)

         Total Distributions             (0.41)      (2.43)      (2.83)      (3.81)      (1.98)

Net Asset Value, End of Period         $ 10.29     $ 12.89     $ 17.21     $ 17.55     $ 18.60

Total Return (excludes sales charge)    (17.77)%    (12.31)%     15.63%      18.24%      18.34%

Ratios/Supplemental Data:
Net Assets at end of period (000)      $37,204     $54,749     $72,178     $71,122     $50,962
Ratio of expenses to
   average net assets                     2.35%       2.07%       2.20%       2.06%       2.08%
Ratio of net investment income
   (loss) to average net assets          (0.86)%     (0.70)%     (0.91)%     (0.68)%     (0.42)%
Ratio of expenses to
   average net assets<F1>                 <F4>        2.07%       2.21%       2.10%       2.18%
Ratio of net investment income
   (loss) to average net assets<F1>       <F4>       (0.70)%     (0.92)%     (0.72)%     (0.52)%
Portfolio turnover <F3>                     85%         88%         94%         83%         84%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F4> There were no voluntary waivers during the period.


                     See notes to financial statements.

                                      51




The Victory Portfolios                          Financial Highlights--continued

For a Share Outstanding Throughout Each Period


                                                                         Diversified Stock Fund

                                               Class C Shares                            Class G Shares

                                                  March 1,                                                            March 26,
                                                   2002            Year             Year            Year                1999
                                                  through          Ended            Ended           Ended              through
                                                 October 31,     October 31,      October 31,     October 31,        October 31,
                                                  2002<F2>          2002             2001            2000            1999<F2><F3>

Net Asset Value, Beginning of Period              $ 14.31         $  13.51         $  17.83         $  17.95        $  17.14

Investment Activities
     Net investment (loss)                             --<F4>        (0.01)           (0.02)           (0.01)          (0.01)
     Net realized and unrealized
       gains (losses) on investments                (3.40)           (2.23)           (1.87)            2.72            0.82

         Total from Investment Activities           (3.40)           (2.24)           (1.89)            2.71            0.81

Distributions
     Net investment income                          (0.01)              --<F4>           --<F4>           --<F4>          --
     Net realized gains                                --            (0.41)           (2.43)           (2.83)             --

         Total Distributions                        (0.01)           (0.41)           (2.43)           (2.83)             --

Net Asset Value, End of Period                    $ 10.90         $  10.86         $  13.51         $  17.83        $  17.95

Total Return (excludes sales charge)               (23.76)%<F5>     (17.30)%         (11.81)%          16.65%           4.73%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)                 $ 2,193         $158,742         $140,794         $136,831        $106,592
Ratio of expenses to
   average net assets <F7>                           1.90%<F6>        1.69%            1.51%            1.33%           1.35%<F6>
Ratio of net investment loss
   to average net assets <F7>                       (0.16)%<F6>      (0.16)%          (0.14)%          (0.05)%         (0.07)%<F6>
Ratio of expenses to
   average net assets<F1>                            2.25%<F6>        <F9>             1.51%            1.35%           1.38%<F6>
Ratio of net investment loss
   to average net assets<F1>                        (0.51)%<F6>       <F9>            (0.14)%          (0.07)%         (0.10)%<F6>
Portfolio turnover <F8>                                85%              85%              88%              94%             83%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Growth and Income Fund merged into the Victory Diversified Stock Fund.

<F4> Less than $0.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> Effective March 1, 2002, the Advisor agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund do not exceed 1.90%, until at least February 28, 2005 and 2.00% until at least February 28, 2012.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9> There were no voluntary waivers during the period.



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                  Stock Index Fund

                                                                    Class A Shares

                                              Year         Year         Year           Year         Year
                                             Ended        Ended        Ended          Ended        Ended
                                          October 31,  October 31,  October 31,    October 31,   October 31,
                                             2002         2001         2000           1999         1998<F2>

Net Asset Value, Beginning of Period     $  17.10      $  23.72      $  23.46      $  21.03      $  18.75

Investment Activities
     Net investment income                   0.14          0.14          0.21          0.28          0.37
     Net realized and unrealized
       gain (loss) on investments
       and futures transactions             (2.49)        (6.08)         1.05          4.47          3.37

         Total from Investment
           Activities                       (2.35)        (5.94)         1.26          4.75          3.74

Distributions
     Net investment income                  (0.14)        (0.14)        (0.22)        (0.29)        (0.36)
     Net realized gains                     (1.49)        (0.54)        (0.78)        (2.03)        (1.10)

         Total Distributions                (1.63)        (0.68)        (1.00)        (2.32)        (1.46)

Net Asset Value, End of Period           $  13.12      $  17.10      $  23.72      $  23.46      $  21.03

Total Return (excludes sales charge)       (15.75)%      (25.57)%        5.38%        24.91%        20.99%

Ratios/Supplemental Data:
Net Assets at end of period (000)        $338,588      $521,754      $854,203      $858,235      $627,147
Ratio of expenses to
   average net assets                        0.66%         0.62%         0.59%         0.58%         0.57%
Ratio of net investment income
   to average net assets                     0.90%         0.72%         0.87%         1.28%         1.83%
Ratio of expenses to
   average net assets<F1>                    0.81%         0.84%         0.81%         0.81%         0.84%
Ratio of net investment income
   to average net assets<F1>                 0.75%         0.50%         0.65%         1.05%         1.56%
Portfolio turnover <F6>                         8%           10%           11%            3%            8%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the Key Stock Index Fund merged into the
     Victory Stock Index Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                       Stock Index Fund

                                                                        Class G Shares

                                                                                   July 2,
                                          Year          Year           Year         1999
                                         Ended         Ended          Ended       through
                                       October 31,   October 31,   October 31,    October 31,
                                          2002          2001           2000       1999<F3>

Net Asset Value, Beginning of Period    $ 17.09       $ 23.72       $ 23.46        $23.96

Investment Activities
     Net investment income                 0.11          0.10          0.15          0.06
     Net realized and unrealized
       gain (loss) on investments
       and futures transactions           (2.49)        (6.09)         1.06         (0.50)

         Total from Investment
           Activities                     (2.38)        (5.99)         1.21         (0.44)

Distributions
     Net investment income                (0.10)        (0.10)        (0.17)        (0.06)
     Net realized gains                   (1.49)        (0.54)        (0.78)           --

         Total Distributions              (1.59)        (0.64)        (0.95)        (0.06)

Net Asset Value, End of Period          $ 13.12       $ 17.09       $ 23.72        $23.46

Total Return (excludes sales charge)     (15.88)%      (25.79)%        5.17%        (1.83)%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)       $18,868       $24,831       $28,537        $9,382
Ratio of expenses to
   average net assets                      0.86%         0.84%         0.82%         0.80%<F5>
Ratio of net investment income
   to average net assets                   0.70%         0.50%         0.59%         0.85%<F5>
Ratio of expenses to
   average net assets<F1>                  1.58%         1.31%         1.18%         1.02%<F5>
Ratio of net investment income
   to average net assets<F1>              (0.02)%        0.03%         0.23%         0.63%<F5>
Portfolio turnover <F6>                       8%           10%           11%            3%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the Key Stock Index Fund merged into the
     Victory Stock Index Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                     Growth Fund

                                                                    Class A Shares


                                          Year           Year           Year              Year          Year
                                          Ended          Ended          Ended            Ended         Ended
                                        October 31,   October 31,    October 31,       October 31,   October 31,
                                          2002           2001           2000              1999          1998

Net Asset Value,
   Beginning of Period                 $  17.00       $  24.83        $  24.71        $  21.62       $  18.01

Investment Activities
     Net investment income (loss)          0.01          (0.04)          (0.09)          (0.04)         (0.03)
     Net realized and unrealized
       gain (loss) on investments         (2.77)         (6.45)           1.44            4.90           4.88

         Total from Investment
           Activities                     (2.76)         (6.49)           1.35            4.86           4.85

Distributions
     Net investment income                (0.01)            --              --              --             --
     Tax return of capital                   --<F6>         --              --              --             --
     Net realized gains                   (0.08)         (1.34)          (1.23)          (1.77)         (1.24)

         Total Distributions              (0.09)         (1.34)          (1.23)          (1.77)         (1.24)

Net Asset Value, End of Period         $  14.15       $  17.00        $  24.83        $  24.71       $  21.62

Total Return (excludes sales charge)     (16.36)%       (27.47)%          5.52%          24.25%         28.59%

Ratios/Supplemental Data:
Net Assets at end of period (000)      $288,983       $373,901        $400,813        $417,417       $269,476
Ratio of expenses to
   average net assets                      1.21%          1.20%           1.22%           1.41%          1.35%
Ratio of net investment income
   (loss) to average net assets            0.06%         (0.21)%         (0.33)%         (0.21)%        (0.13)%
Ratio of expenses to
   average net assets<F1>                  1.23%          1.22%           1.25%           1.49%          1.49%
Ratio of net investment income
   (loss) to average net assets<F1>        0.04%         (0.23)%         (0.36)%         (0.29)%        (0.27)%
Portfolio turnover <F5>                      34%            50%             34%             33%            29%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Less than $0.01 per share.




The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period

                                                     Growth Fund

                                                    Class G Shares

                                        December 15,
                                           Year        Year          1999
                                          Ended       Ended         through
                                        October 31,  October 31,   October 31,
                                           2002        2001         2000<F2>

Net Asset Value,
   Beginning of Period                   $ 16.88      $24.77         $24.53

Investment Activities
     Net investment income (loss)          (0.04)      (0.09)         (0.09)
     Net realized and unrealized
       gain (loss) on investments          (2.77)      (6.46)          0.33

         Total from Investment
           Activities                      (2.81)      (6.55)          0.24

Distributions
     Net investment income                    --          --             --
     Tax return of capital                    --          --             --
     Net realized gains                    (0.08)      (1.34)            --

         Total Distributions               (0.08)      (1.34)            --

Net Asset Value, End of Period           $ 13.99      $16.88         $24.77

Total Return (excludes sales charge)      (16.77)%    (27.80)%         0.98%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)        $ 7,066      $7,207         $8,595
Ratio of expenses to
   average net assets                       1.50%       1.48%          1.45%<F4>
Ratio of net investment income
   (loss) to average net assets            (0.22)%     (0.49)%        (0.63)%<F4>
Ratio of expenses to
   average net assets<F1>                   2.47%       1.94%          1.76%<F4>
Ratio of net investment income
   (loss) to average net assets<F1>        (1.19)%     (0.95)%        (0.94)%<F4>
Portfolio turnover <F5>                       34%         50%            34%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Less than $0.01 per share.



                     See notes to financial statements.


The Victory Portfolios              Financial Highlights
For a Share Outstanding Throughout Each Period


                                               Established Value Fund

                                                  Class A Shares

                                                     May 5,
                                          Year       Year       2000
                                          Ended      Ended     through
                                       October 31,  October 31,  October 31,
                                          2002       2001     2000<F2>

Net Asset Value, Beginning of Period     $ 26.84    $ 33.65    $ 30.54

Investment Activities
     Net investment income                  0.16       0.17       0.07
     Net realized and unrealized gain
       (loss) on investments                0.07      (4.25)      3.11

         Total from Investment
           Activities                       0.23      (4.08)      3.18

Distributions
     Net investment income                 (0.17)     (0.18)     (0.06)
     In excess of net investment income       --         --      (0.01)
     Net realized gains                    (5.62)     (2.55)        --

         Total Distributions               (5.79)     (2.73)     (0.07)

Net Asset Value, End of Period           $ 21.28    $ 26.84    $ 33.65

Total Return (excludes sales charge)       (0.32)%   (13.07)%    10.44%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)        $35,586    $30,931    $15,005
Ratio of expenses to
   average net assets                       0.99%      0.99%      0.87%<F5>
Ratio of net investment income
   to average net assets                    0.66%      0.45%      0.43%<F5>
Ratio of expenses to
   average net assets<F1>                   1.06%      1.14%      1.46%<F5>
Ratio of net investment income
   to average net assets<F1>                0.59%      0.30%     (0.16)%<F5>
Portfolio turnover <F6>                       74%        58%        28%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective April 1, 1999, the Gradison Established Value Fund became the
     Victory Established Value Fund. Financial highlights prior to April 1, 1999 represent the Gradison Established Value Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no fee reductions during the period.




The Victory Portfolios              Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                   Established Value Fund

                                                                        Class G Shares

                                                                                 April 1,
                                             Year        Year         Year         1999           Year         Year
                                            Ended       Ended        Ended          to            Ended       Ended
                                         October 31,  October 31,  October 31,  October 31,     March 31,    March 31,
                                             2002        2001         2000       1999<F3>         1999         1998

Net Asset Value, Beginning of Period     $  26.80     $  33.63     $  34.31     $  31.34       $  33.94     $  28.83

Investment Activities
     Net investment income                   0.07         0.09         0.06         0.02           0.29         0.46
     Net realized and unrealized gain
       (loss) on investments                 0.07        (4.26)        3.43         2.98          (0.71)        7.70

         Total from Investment
           Activities                        0.14        (4.17)        3.49         3.00          (0.42)        8.16

Distributions
     Net investment income                  (0.08)       (0.11)       (0.06)       (0.03)         (0.30)       (0.48)
     In excess of net investment income        --           --        (0.01)          --             --           --
     Net realized gains                     (5.62)       (2.55)       (4.10)          --          (1.88)       (2.57)

         Total Distributions                (5.70)       (2.66)       (4.17)       (0.03)         (2.18)       (3.05)

Net Asset Value, End of Period           $  21.24     $  26.80     $  33.63     $  34.31       $  31.34     $  33.94

Total Return (excludes sales charge)        (0.67)%     (13.35)%      11.26%        9.59%<F4>     (1.01)%      29.67%

Ratios/Supplemental Data:
Net Assets at end of period (000)        $246,200     $301,103     $399,953     $469,288       $478,984     $567,255
Ratio of expenses to
   average net assets                        1.33%        1.19%        1.10%        1.10%<F5>      1.09%        1.10%
Ratio of net investment income
   to average net assets                     0.33%        0.32%        0.20%        0.03%<F5>      0.92%        1.44%
Ratio of expenses to
   average net assets<F1>                    1.46%        1.35%        1.26%        1.27%<F5>      <F7>         <F7>
Ratio of net investment income
   to average net assets<F1>                 0.20%        0.16%        0.04%       (0.14)%<F5>     <F7>         <F7>
Portfolio turnover <F6>                        74%          58%          28%          11%            37%          20%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective April 1, 1999, the Gradison Established Value Fund became the
     Victory Established Value Fund. Financial highlights prior to April 1, 1999 represent the Gradison Established Value Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no fee reductions during the period.



                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Special Value Fund                                             October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (5.7%)

General Electric Capital Corp.,
   1.90%, 11/1/02                        $  11,791   $  11,791

Total Commercial Paper (Cost $11,791)                   11,791

Common Stocks (89.8%)

Apparel (1.8%):
Jones Apparel Group, Inc. (b)              109,950       3,809

Automotive Parts (2.6%):
BorgWarner, Inc.                            40,900       1,840
Lear Corp. (b)                              41,100       1,502
Tower Automotive, Inc. (b)                 390,000       2,067

                                                         5,409

Banks (6.2%):
City National Corp.                         64,251       2,907
Greater Bay Bancorp                        182,017       2,774
Mercantile Bankshares Corp.                 76,400       2,975
North Fork Bancorporation, Inc.            105,100       4,042

                                                        12,698

Brokerage Services (0.4%):
A. G. Edwards, Inc.                         23,100         760

Building Materials (0.9%):
American Standard Cos., Inc. (b)            28,300       1,888

Chemicals (3.2%):
Lubrizol Corp.                              67,900       1,969
Minerals Technologies, Inc.                 55,400       2,433
RPM, Inc.                                  151,400       2,280

                                                         6,682

Commercial Services (0.5%):
Plexus Corp. (b)                           101,508       1,089

Computers-- Integrated Systems (1.3%):
Diebold, Inc.                               77,102       2,749

Consulting Services (0.9%):
BearingPoint, Inc. (b)                     225,000       1,755

Electronic & Electrical-- General (1.0%):
Vishay Intertechnology, Inc. (b)           194,662       2,005

Electronics (1.7%):
Mettler-Toledo International, Inc. (b)      72,075       2,158
Parker-Hannifin Corp.                       32,100       1,401

                                                         3,559

Entertainment (0.7%):
Brunswick Corp.                             69,000       1,420

Financial & Insurance (5.6%):
AMBAC Financial Group, Inc.                 70,168       4,336
Fidelity National Financial, Inc.           80,325       2,426
PMI Group, Inc.                            162,348       4,838

                                                        11,600

Security Description                        Shares       Value

Food Processing & Packaging (3.0%):
McCormick & Co., Inc. (non voting)         163,300  $    3,632
Sensient Technologies Corp.                105,700       2,574

                                                         6,206

Forest Products -- Lumber & Paper (1.2%):
Bowater, Inc.                               70,300       2,382

Health Care (5.8%):
Health Management Associates, Inc.,
   Class A (b)                             171,849       3,286
Omnicare, Inc.                             210,548       4,575
Steris Corp. (b)                           152,499       4,046

                                                        11,907

Home Furnishings (1.2%):
Furniture Brands International, Inc. (b) 111,540         2,522

Instruments-- Scientific (0.7%):
Waters Corp. (b)                            54,000       1,360

Insurance -- Multi-Line (4.4%):
Horace Mann Educators Corp.                171,840       2,579
Principal Financial Group (b)               70,799       1,986
Protective Life Corp.                      160,484       4,587

                                                         9,152

Insurance -- Property,
   Casualty, Health (0.2%):
Platinum Underwriters Holdings Ltd. (b)     15,000         377

Manufacturing-- Miscellaneous (1.3%):
Pentair, Inc.                               81,056       2,678

Medical Equipment & Supplies (2.1%):
Dentsply International, Inc.               117,000       4,320

Metals-- Fabrication (1.9%):
Kennametal, Inc.                            75,505       2,353
Worthington Industries, Inc.                88,000       1,658

                                                         4,011

Newspapers (2.4%):
A.H. Belo Corp.                            216,800       5,008

Office Equipment & Supplies (1.2%):
Herman Miller, Inc.                        138,600       2,502

Oil & Gas Exploration,
   Production & Services (6.8%):
Apache Corp.                                55,760       3,013
BJ Services Co. (b)                         95,698       2,903
Cooper Cameron Corp. (b)                    42,895       2,000
Noble Energy, Inc.                          98,000       3,565
Transocean Sedco Forex, Inc.               103,618       2,278

                                                        13,759

Oil Marketing & Refining (1.9%):
Valero Energy Corp.                        113,466       3,995

Pipelines (1.7%):
Questar Corp.                              138,900       3,584

Radio (1.2%):
Westwood One, Inc. (b)                      66,000       2,396


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Special Value Fund                                             October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Railroads (1.2%):
Norfolk Southern Corp.                     121,450  $    2,453

Real Estate Investment Trusts (2.5%):
Duke Realty Corp.                          135,000       3,280
Simon Property Group, Inc.                  56,600       1,933

                                                         5,213

Restaurants (2.3%):
Brinker International, Inc. (b)            170,530       4,841

Retail-- Apparel/Shoe (2.0%):
Abercrombie & Fitch Co. (b)                 90,900       1,620
Talbots, Inc.                               88,500       2,453

                                                         4,073

Semiconductors (2.7%):
Integrated Device Technology, Inc. (b)     175,250       1,731
International Rectifier Corp. (b)          120,200       2,076
LSI Logic Corp. (b)                        285,725       1,686

                                                         5,493

Software & Computer Services (2.9%):
BMC Software, Inc. (b)                     157,375       2,509
Jack Henry & Associates, Inc.              140,000       1,439
MTC Technologies, Inc. (b)                  42,400       1,038
Veridian Corp. (b)                          41,685         999

                                                         5,985

Staffing (1.1%):
Manpower, Inc.                              64,500       2,199

Steel (1.0%):
AK Steel Holding Corp. (b)                 287,800       2,084

Telecommunications -- Equipment (2.3%):
ADC Telecommunications, Inc. (b)           950,000       1,501
Harris Corp.                               119,600       3,155

                                                         4,656

Tools & Hardware Manufacturing (0.7%):
Snap-on, Inc.                               56,300       1,467

Trucking & Leasing (0.7%):
CNF Transportation, Inc.                    44,714       1,439

Utilities -- Electric (4.2%):
Cinergy Corp.                              120,400       3,746
DPL, Inc.                                   88,951       1,228
SCANA Corp.                                129,358       3,774

                                                         8,748

Utilities -- Natural Gas (2.4%):
KeySpan Corp.                              134,750       4,922

Total Common Stocks (Cost $180,680)                    185,155


Security Description                      Shares       Value

Depositary Receipts (2.7%)

Biotech Holders Trust                       39,000  $    3,354
Midcap Spyder Trust Series 1                28,000       2,173

Total Depositary Receipts (Cost $7,099)                  5,527

Mutual Funds (1.4%)

i Shares S&P 400 MidCap BARRA
   Value Index Fund                         37,300       2,923

Total Mutual Funds (Cost $3,167)                         2,923

Total Investments (Cost $202,737) (a)-- 99.6%          205,396

Other assets in excess of liabilities-- 0.4%               797

NET ASSETS-- 100.0%                                   $206,193

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $ 22,984

     Unrealized depreciation                           (20,325)

     Net unrealized appreciation                     $   2,659

(b)  Non-income producing securities

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Small Company Opportunity Fund                                 October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (6.0%)

American General Financial Corp.,
   1.85%, 11/1/02                       $    3,000  $    3,000
General Electric Capital Corp.,
   1.90%, 11/1/02                            3,838       3,838

Total Commercial Paper (Cost $6,838)                     6,838

Common Stocks (94.0%)

Aerospace/Defense Equipment (1.8%):
Curtiss-Wright Corp.                        18,725       1,158
Triumph Group, Inc. (b)                     37,950         934

                                                         2,092

Apparel (1.7%):
Phillips-Van Heusen Corp.                  140,350       1,898

Apparel/Footwear (1.5%):
Timberland Co. (b)                          53,000       1,684

Automotive (1.1%):
Dura Automotive Systems, Inc. (b)           51,000         432
Group 1 Automotive, Inc. (b)                36,350         768

                                                         1,200

Automotive Parts (0.8%):
BorgWarner, Inc.                            21,100         949

Banks (10.0%):
Chemical Financial Corp.                    26,530         710
Chittenden Corp.                            67,300       1,841
Irwin Financial Corp.                       52,100         755
Mercantile Bankshares Corp.                 35,400       1,378
National Penn Bancshares, Inc.              37,350       1,013
R&G Financial Corp.                         93,150       2,225
Sandy Spring Bancorp, Inc.                  39,750       1,267
Sterling Bancshares, Inc.                   47,700         585
Texas Regional Bancshares, Inc.             20,700         682
UMB Financial Corp.                         27,600       1,078

                                                        11,534

Biotechnology (1.0%):
Bio-Rad Laboratories, Inc., Class A (b)     28,001       1,193

Building Materials (4.4%):
ABM Industries, Inc.                       123,500       1,815
Genlyte Group, Inc. (b)                     43,600       1,628
Universal Forest Products, Inc.             85,700       1,531

                                                         4,974

Chemicals (2.7%):
Quaker Chemical Corp.                       77,000       1,652
Spartech Corp.                              76,900       1,403

                                                         3,055

Computers & Peripherals (2.5%):
Avocent Corp. (b)                           62,400       1,248
Imation Corp. (b)                           40,300       1,649

                                                         2,897

Construction (1.6%):
EMCOR Group, Inc. (b)                       37,600       1,828


Security Description                      Shares       Value

Consulting Services (1.2%):
Maximus, Inc. (b)                           67,450  $    1,375

Consumer Products (1.5%):
American Greetings Corp., Class A          112,150       1,687

Distribution/Wholesale (2.2%):
Advanced Marketing Services, Inc.           39,200         684
United Stationers, Inc. (b)                 60,200       1,790

                                                         2,474

Electrical Equipment (0.5%):
Franklin Electric Co., Inc.                 12,100         532

Electronics (2.7%):
Benchmark Electronics, Inc. (b)             50,100       1,116
C&D Technologies, Inc.                      52,000         829
Methode Electronics, Inc., Class A          62,900         578
Technitrol, Inc.                            42,000         614

                                                         3,137

Food Distributors, Supermarkets
   & Wholesalers (1.0%):
Ruddick Corp.                               73,100       1,095

Food Processing & Packaging (2.3%):
Interstate Bakeries Corp.                   44,500       1,108
J & J Snack Foods Corp. (b)                 39,900       1,477

                                                         2,585

Forest Products --
   Lumber & Paper (0.4%):
Chesapeake Corp.                            28,700         439

Health Care (3.6%):
Coventry Health Care, Inc. (b)              52,100       1,744
Sunrise Assisted Living, Inc. (b)           40,500         842
Universal Health Services, Inc. (b)         31,750       1,539

                                                         4,125

Home Building (0.9%):
Meritage Corp. (b)                          26,300       1,052

Insurance (6.4%):
Alfa Corp.                                 147,300       1,812
Delphi Financial Group, Inc.                46,650       1,808
Philadelphia Consolidated Holding
   Corp. (b)                                15,450         518
State Auto Financial Corp.                  94,858       1,511
Triad Guaranty, Inc. (b)                    49,900       1,829

                                                         7,478

Machine -- Diversified (2.6%):
Briggs & Stratton Corp.                     33,800       1,300
Thomas Industries, Inc.                     60,000       1,727

                                                         3,027

Medical Equipment & Supplies (1.0%):
PolyMedica Corp. (b)                        40,100       1,127

Metals-- Fabrication (2.0%):
CIRCOR International, Inc.                  76,200       1,055
Mueller Industries, Inc. (b)                45,600       1,220

                                                         2,275

                     See notes to financial statements.

THE  VICTORY PORTFOLIOS                     Schedules of Investments--continued
Small Company Opportunity Fund                                 October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Networking Products (1.2%):
Anixter International, Inc. (b)             60,500  $    1,396

Office Equipment & Supplies (3.3%):
Global Imaging Systems, Inc. (b)            72,100       1,326
John H. Harland Co.                         48,700         933
New England Business Service, Inc.          68,750       1,548

                                                         3,807

Oil & Gas Exploration,
   Production & Services (1.6%):
Patina Oil & Gas Corp.                      61,300       1,787

Oil Marketing & Refining (1.2%):
Frontier Oil Corp.                          91,250       1,370

Oilfield Services & Equipment (1.0%):
Lufkin Industries, Inc.                     44,350       1,138

Pharmaceuticals (1.2%):
Medicis Pharmaceutical Corp.,
   Class A (b)                              28,800       1,322

Real Estate Investment Trusts (5.4%):
Bedford Property Investors, Inc.            62,200       1,549
Brandywine Realty Trust                     40,200         804
Mid-Atlantic Realty Trust                   58,400         961
The Mills Corp.                             30,500         846
Parkway Properties, Inc.                    37,150       1,245
PS Business Parks, Inc.                     26,301         833

                                                         6,238

Restaurants (1.5%):
Papa John's International, Inc. (b)         64,000       1,666

Retail-- Department Stores (0.8%):
Stage Stores, Inc. (b)                      40,000         864

Rubber & Rubber Products (0.7%):
Bandag, Inc.                                20,000         765

Savings & Loans (7.7%):
Downey Financial Corp.                      19,000         735
FirstFed Financial Corp. (b)                47,550       1,289
Flagstar Bancorp, Inc.                      87,950       1,693
ITLA Capital Corp. (b)                      63,500       1,942
PFF Bancorp, Inc.                           60,000       1,849
Roslyn Bancorp, Inc.                        82,400       1,364

                                                         8,872

Security Description                      Shares       Value

Software & Computer Services (3.7%):
Inter-Tel, Inc.                             83,050  $    2,245
SERENA Software, Inc. (b)                   30,275         483
Syntel, Inc. (b)                            81,600       1,498

                                                         4,226

Steel Producers (0.9%):
Reliance Steel & Aluminum Co.               48,700       1,020

Telecommunications (1.0%):
Commonwealth Telephone Enterprises,
   Inc. (b)                                 30,000       1,108

Telecommunications-- Equipment (0.6%):
Tollgrade Communications, Inc. (b)          64,800         685

Trucking & Leasing (1.4%):
Landstar System, Inc. (b)                   32,800       1,599

Utilities-- Electric (0.6%):
Cleco Corp.                                 46,500         649

Utilities -- Natural Gas (2.8%):
Cascade Natural Gas Corp.                   89,400       1,725
Energen Corp.                               53,950       1,505

                                                         3,230

Total Common Stocks (Cost $95,641)                     107,454

Total Investments (Cost $102,479) (a)-- 100.0%         114,292

Liabilities in excess of other assets-- 0.0%              (42)

NET ASSETS-- 100.0%                                   $114,250


(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $16,880

     Unrealized depreciation                            (5,067)

     Net unrealized appreciation                       $11,813

(b)  Non-income producing securities.

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
International Fund                                             October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Common Stocks (97.4%)

Australia (2.3%):
Commercial Services (0.9%):
Mayne Group Ltd.                           262,480   $     524

Mining (1.4%):
BHP Billiton Ltd.                          161,634         870

Total Australia                                          1,394

Brazil (1.0%):
Commercial Banking (0.1%):
Unibanco, GDR                                9,500          86

Mining (0.9%):
Compenhia Vale do Rio Doce, ADR             20,230         516

Total Brazil                                               602

Britain (19.1%):
Advertising (0.4%):
WPP Group PLC                               36,000         244

Aerospace/Defense (1.1%):
BAE Systems PLC                            222,600         649

Banks (3.0%):
Abbey National PLC                          78,650         812
Lloyds TSB Group PLC                       110,890         954

                                                         1,766

Building Materials (0.8%):
Hanson PLC                                 112,000         508

Chemicals-- Diversified (0.5%):
Imperial Chemical Industries PLC            79,400         312

Food Distributors, Supermarkets
   & Wholesalers (1.6%):
J Sainsbury PLC                            217,800         963

Manufacturing (1.8%):
Unilever PLC                               107,000       1,057

Manufacturing -- Diversified (1.5%):
Invensys PLC                               280,000         280
Smiths Group PLC                            52,400         602

                                                           882

Medical Products (1.4%):
Amersham PLC                                91,000         821

Oil-Integrated Companies (1.4%):
Shell Transport &Trading Co. PLC           129,400         832

Pharmaceuticals (1.4%):
Shire Pharmaceuticals Group PLC (b)        106,430         858

Publishing (1.0%):
United Business Media PLC                  152,290         610

Retail (1.4%):
Marks & Spencer Group PLC                  140,300         821

Safety Products (1.0%):
Kidde PLC                                  558,480         585

Telecommunications (0.8%):
Cable & Wireless PLC                       208,670         483

Total Britain                                           11,391


Security Description                        Shares       Value

Canada (5.1%):
Aluminum (0.7%):
Alcan, Inc.                                 14,000   $     392

Electronic & Electrical-- General (0.6%):
Celestica, Inc. (b)                         27,000         371

Mining (1.0%):
Barrick Gold Corp.                          41,200         617

Oil-Integrated Companies (1.2%):
Husky Energy, Inc.                          71,640         729

Telecommunications (1.6%):
BCE, Inc.                                   53,910         930

Total Canada                                             3,039

Cayman Islands (2.6%):
Insurance (2.6%):
ACE Ltd.                                    23,310         717
XL Capital Ltd.-- A Shares                  10,780         821

Total Cayman Islands                                     1,538

Chile (0.5%):
Utilities -- Telecommunications (0.5%):
Compania de Telecomunicaciones
   de Chile SA, ADR                         34,600         301

Total Chile                                                301

Finland (3.9%):
Oil-Integrated Companies (1.3%):
Fortum Oyj                                 126,600         759

Paper and Forest Products (2.6%):
Stora Enso Oyj-- R Shares                   72,290         753
UPM-Kymmene Oyj                             24,720         802

                                                         1,555

Total Finland                                            2,314

France (8.7%):
Aluminum (0.8%):
Pechiney SA-- A Shares                      16,320         504

Automotive (1.1%):
Valeo SA                                    22,700         669

Banks (1.3%):
Banque Nationale de Paris                   20,000         797

Insurance (1.1%):
Axa                                         45,580         680

Machinery (0.3%):
Alstom                                      36,000         188

Oil & Gas Exploration,
   Production & Services (1.5%):
Total Fina SA, Class B                       6,157         848

Pharmaceuticals (1.7%):
Aventis SA                                  16,240         972

Rubber -- Tires (0.9%):
Compagnie Generale des
   Etablissements Michelin                  19,400   $     564

Total France                                             5,222


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
International Fund                                             October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Germany (7.7%):
Automotive (1.3%):
Volkswagen AG                               21,110         798

Chemicals-- Diversified (2.3%):
BASF AG                                     19,600         729
Bayer AG                                    30,450         582

                                                         1,311

Financial Services (0.9%):
Muenchener Rueckver AG                       4,300         554

Software & Computer Services (0.7%):
SAP AG, ADR                                 23,400         448

Transportation (1.0%):
Deutsche Post AG                            58,140         584

Utilities-- Electric (1.5%):
E.ON AG                                     19,900         901

Total Germany                                            4,596

Hong Kong (5.0%):
Banks (1.3%):
HSBC Holdings                               79,200         873

Diversified (1.2%):
Hutchison Whampoa Ltd.                     118,000         726

Electric Integrated (0.7%):
Hongkong Electric Holdings Ltd.             97,500         396

Real Estate (1.5%):
Cheung Kong Holdings Ltd.                  135,000         896

Telecommunications (0.3%):
China Mobile Ltd. (b)                       73,000         179

Total Hong Kong                                          3,070

Israel (0.6%):
Internet Security (0.6%):
Check Point Software
   Technologies Ltd. (b)                    24,500         338

Total Israel                                               338

Italy (2.5%):
Banks (0.8%):
Sanpaolo IMI SPA                            80,200         500

Oil-Integrated Companies (1.7%):
ENI SPA                                     71,000         986

Total Italy                                              1,486

Japan (11.6%):
Automotive (1.5%):
Denso Corp.                                 57,800         921

Brokerage Services (0.8%):
Nomura Securities Co. Ltd.                  41,000         472


Security Description                      Shares       Value

Electronic & Electrical -- General (2.3%):
Hitachi Ltd.                               148,000   $     579
NEC Corp.                                  108,000         397
Sony Corp.                                  10,500         452

                                                         1,428

Insurance (1.5%):
Sompo Japan Insurance, Inc.                168,000         878

Pharmaceuticals (1.3%):
Ono Pharmaceutical Co. Ltd.                 25,000         788

Railroads (1.4%):
East Japan Railway Co.                         179         815

Transportation (1.4%):
Nippon Express Co. Ltd.                    211,000         861

Utilities -- Telecommunications (1.4%):
Nippon Telegraph & Telephone Corp.             227         832

Total Japan                                              6,995

Korea (1.7%):
Banks (0.5%):
Kookmin Bank, ADR                            8,634         279

Utilities-- Telecommunications (1.2%):
KT Corp., ADR                               34,850         716

Total Korea                                                995

Mexico (1.4%):
Utilities -- Telecommunications (1.4%):
Telefonos de Mexico SA, ADR                 26,790         817

Total Mexico                                               817

Netherlands (6.2%):
Chemicals -- Diversified (1.3%):
Akzo Nobel NV                               25,279         756

Diversified Operations (0.9%):
IHC Caland NV                               12,600         559

Electronic & Electrical -- General (1.5%):
Philips Electronics NV                      50,450         904

Financial Services (1.1%):
ING Groep N.V.                              38,330         641

Publishing (1.4%):
Wolters Kluwer NV                           48,750         855

Total Netherlands                                        3,715

New Zealand (1.7%):
Telecommunications (1.7%):
Telecom Corp. of New Zealand Ltd.          415,420       1,022

Total New Zealand                                        1,022

Singapore (0.8%):
Banks (0.8%):
DBS Group Holdings Ltd.                     65,000         456

Total Singapore                                            456

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
International Fund                                             October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

South Korea (1.8%):
Electronic & Electrical -- General (1.8%):
Samsung Electronics, GDR                     3,880   $     554
Samsung Electronics, GDR                     3,810         544

Total South Korea                                        1,098

Spain (4.8%):
Oil-Integrated Companies (1.2%):
Repsol YPF SA, ADR                          64,100         709

Utilities-- Electric (2.3%):
Endesa SA, ADR                              60,080         616
Iberdrola SA                                68,020         808

                                                         1,424

Utilities -- Telecommunications (1.3%):
Telefonica SA, ADR (b)                      27,100         766

Total Spain                                              2,899

Sweden (2.5%):
Automotive (1.2%):
Volvo AB, B Shares                          48,780         735

Banks (1.3%):
Nordea AB                                  190,550         771

Total Sweden                                             1,506

Switzerland (5.9%):
Banks (1.2%):
UBS AG, Registered (b)                      15,100         720

Chemical-- Specialty (0.7%):
Clariant AG                                 26,300         414

Food Processing & Packaging (1.1%):
Nestle SA, Registered                        3,210         688

Insurance (1.6%):
Swiss Re                                    13,460         935

Machinery (1.3%):
Atlas Copco AB, A Shares                    38,000         796

Total Switzerland                                        3,553

Total Common Stocks (Cost $68,293)                      58,347


                                        Principal
Security Description                      Amount       Value

Time Deposit (2.3%)

Deutsche Bank,
   1.81%, 11/1/02                       $    1,350    $  1,350

Total Time Deposit (Cost $1,350)                         1,350

Total Investments (Cost $69,643) (a)-- 99.7%            59,697

Other assets in excess of liabilities-- 0.3%               152

NET ASSETS-- 100.0%                                    $59,849

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                         $   1,530

     Unrealized depreciation                           (11,476)

     Net unrealized depreciation                     $  (9,946)

(b)  Non-income producing securities.

Securities in this portfolio may be restricted as to resale to institutional investors only, in accordance with the Securities Act of 1933.

ADR -- American Depositary Receipts

GDR -- Global Depositary Receipts

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Nasdaq-100 Index(R) Fund                                       October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (13.5%)

General Electric Capital Corp.,
   1.90%, 11/1/02                         $  1,524    $  1,524

Total Commercial Paper (Cost $1,524)                     1,524

Common Stocks (77.4%)

Automotive (0.6%):
PACCAR, Inc.                                 1,574          69

Biotechnology (8.6%):
Abgenix, Inc. (b)                            1,006           7
Amgen, Inc. (b)                              7,222         335
Biogen, Inc. (b)                             2,212          81
Chiron Corp. (b)                             3,204         127
Genzyme Corp. (b)                            3,257          91
Gilead Sciences, Inc. (b)                    2,338          81
Human Genome Sciences, Inc. (b)              1,551          15
IDEC Pharmaceuticals Corp. (b)               2,012          93
ImClone Systems, Inc. (b)                      913           7
Invitrogen Corp. (b)                           605          17
MedImmune, Inc. (b)                          3,254          83
Millennium Pharmaceuticals, Inc. (b)         3,781          28
Protein Design Labs, Inc. (b)                1,037           9

                                                           974

Chemicals -- General (0.3%):
Sigma-Aldrich Corp.                            853          39

Commercial Services (3.0%):
Cintas Corp.                                 2,474         117
Concord EFS, Inc. (b)                        7,016         100
Paychex, Inc.                                4,324         125

                                                           342

Computers & Peripherals (7.7%):
Apple Computer, Inc. (b)                     6,068          98
Cisco Systems, Inc. (b)                     31,687         354
Dell Computer Corp. (b)                     11,570         331
Network Appliance, Inc. (b)                  4,265          38
Sun Microsystems, Inc. (b)                  17,118          51

                                                           872

Distribution/Wholesale (0.9%):
Costco Wholesale Corp. (b)                   2,904          99

E-Commerce and Services (0.2%):
TMP Worldwide, Inc. (b)                      1,452          22

Electronic & Electrical -- General (0.7%):
Flextronics International Ltd. (b)           6,795          57
Gemstar-TV Guide International, Inc. (b)                 5,271         19

                                                            76

Electronics (0.8%):
JDS Uniphase Corp. (b)                      17,378          39
Molex, Inc.                                  1,184          31
Sanmina Corp. (b)                            6,788          21
                                                            91

Security Description                      Shares       Value

Forest Products --
   Lumber & Paper (0.3%):
Smurfit-Stone Container Corp. (b)            2,907  $       38

Health Care (0.8%):
Express Scripts, Inc., Class A (b)             852          47
Lincare Holdings, Inc. (b)                   1,243          42

                                                            89

Health Care Products (0.1%):
Cytyc Corp. (b)                              1,572          16

Internet Business Services (1.8%):
BEA Systems, Inc. (b)                        4,561          37
eBay, Inc. (b)                               2,708         171

                                                           208

Internet Service Provider (0.5%):
Yahoo, Inc. (b)                              3,499          52

Internet Services/Software (1.4%):
Amazon.com, Inc. (b)                         3,062          59
Symantec Corp. (b)                           1,808          72
VeriSign, Inc. (b)                           2,705          22

                                                           153

Medical Supplies (1.1%):
Biomet, Inc.                                 4,297         127

Networking Products (0.2%):
Juniper Networks, Inc. (b)                   2,950          17

Office Equipment & Supplies
   (Non-Computer Related) (0.5%):
Staples, Inc. (b)                            3,821          59

Pharmaceuticals (0.6%):
Andrx Corp. (b)                                845          13
Cephalon, Inc. (b)                             611          31
ICOS Corp. (b)                                 729          18
Sepracor, Inc. (b)                           1,027           9

                                                            71

Radio & Television (2.3%):
Charter Communications, Inc. (b)             3,708           4
Comcast Corp.,
   Class A Special Shares (b)                5,445         125
USA Networks, Inc. (b)                       5,310         135

                                                           264

Restaurants (1.4%):
Starbucks Corp. (b)                          6,546         156

Retail-- Discount (0.3%):
Dollar Tree Stores, Inc. (b)                 1,331          35

Retail -- Specialty Stores (2.0%):
Bed Bath & Beyond, Inc. (b)                  4,761         169
CDW Computer Centers, Inc. (b)               1,061          56

                                                           225

Schools & Educational Services (0.8%):
Apollo Group, Inc. (b)                       2,127          88


                     See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Nasdaq-100 Index(R) Fund                                       October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Semiconductors (13.3%):
Altera Corp. (b)                             6,512  $       76
Applied Materials, Inc. (b)                 10,331         155
Applied Micro Circuits Corp. (b)             4,234          17
Atmel Corp. (b)                              4,244           7
Broadcom Corp. (b)                           2,224          27
Conexant Systems, Inc. (b)                   3,536           4
Integrated Device Technology, Inc. (b)       1,190          12
Intel Corp.                                 28,291         488
KLA-Tencor Corp. (b)                         2,778          99
Linear Technology Corp.                      5,142         142
Maxim Integrated Products, Inc. (b)          5,485         175
Microchip Technology, Inc. (b)               2,035          50
Novellus Systems, Inc. (b)                   1,773          56
NVIDIA Corp. (b)                             1,996          24
PMC-Sierra, Inc. (b)                         2,236          11
QLogic Corp. (b)                             1,154          40
RF Micro Devices, Inc. (b)                   2,325          20
Vitesse Semiconductor Corp. (b)              2,639           5
Xilinx, Inc. (b)                             5,428         103

                                                         1,511

Software & Computer Services (20.4%):
Adobe Systems, Inc.                          2,852          67
Brocade Communications
   Systems, Inc. (b)                         2,889          20
Check Point Software
   Technologies Ltd. (b)                     2,908          40
Citrix Systems, Inc. (b)                     2,520          19
Compuware Corp. (b)                          2,811          14
Electronic Arts, Inc. (b)                    1,702         111
Fiserv, Inc. (b)                             2,916          91
i2 Technologies, Inc. (b)                    5,621           4
Intuit, Inc. (b)                             3,231         168
Mercury Interactive Corp. (b)                1,084          29
Microsoft Corp. (b)                         22,440       1,199
Oracle Corp. (b)                            27,209         277
Peoplesoft, Inc. (b)                         5,347          97
Rational Software Corp. (b)                  2,447          16
Siebel Systems, Inc. (b)                     6,786          51
Synopsys, Inc. (b)                             853          32
VERITAS Software Corp. (b)                   5,086          78

                                                         2,313

Telecommunications -- Satellite (1.0%):
EchoStar Communications Corp.,
   Class A (b)                               3,031          62
PanAmSat Corp. (b)                           2,450          48

                                                           110

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Telecommunications -- Equipment (4.1%):
ADC Telecommunications, Inc. (b)            12,053  $       19
Comverse Technology, Inc. (b)                2,354          17
LM Ericsson Telephone
   Company, ADR (b)                          1,734          14
QUALCOMM, Inc. (b)                          11,362         392
Tellabs, Inc. (b)                            2,843          22

                                                           464

Telecommunications --
   Services & Equipment (0.2%):
CIENA Corp. (b)                              6,212          23

Wireless Communications (1.5%):
Nextel Communications, Inc., Class A (b)    15,346         173

Total Common Stocks (Cost $10,933)                       8,776

Depositary Receipts (0.2%)

Nasdaq-100 Shares (b)                          886          22

Total Depositary Receipts (Cost $34)                        22

U.S. Treasury Bills (8.8%)

1.60% 12/19/02 (c)                        $  1,000         998

Total U.S. Treasury Bills (Cost $998)                      998

Total Investments (Cost $13,489) (a)-- 99.9%            11,320

Other assets in excess of liabilities-- 0.1%                 7

NET ASSETS-- 100.0%                                    $11,327

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $    646

     Unrealized depreciation                            (2,815)

     Net unrealized depreciation                       $(2,169)

(b)  Non-income producing securities.

(c)  Serves as collateral for futures contracts.

ADR -- American Depositary Receipts

                                           Number of
                                           Contracts    Value

Futures Contracts
Nasdaq-100 Index,
   face amount $2,134,
   expiring December 20, 2002                   24      $2,380

Total Futures (Cost $2,134)                             $2,380


                     See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                                        Small                             Nasdaq-
                                                                       Special         Company                              100
                                                                        Value       Opportunity      International        Index(R)
                                                                        Fund            Fund             Fund              Fund

ASSETS:
Investments, at value (Cost $202,737; $102,479; $69,643; $13,489)      $205,396        $114,292        $ 59,697          $11,320
Collateral received for securities on loan                               55,435          27,422              --               --
Cash                                                                         10              10              13               10
Interest and dividends receivable                                           176              97              58                1
Receivable from brokers for investments sold                              2,880              --              --               --
Receivable from distributor                                                   4               2               8               16
Net receivable for variation margin on open futures contracts                --              --              --                1
Reclaims receivable                                                          --              --             210               --
Prepaid expenses and other assets                                            15              66              17                4

         Total Assets                                                   263,916         141,889          60,003           11,352

LIABILITIES:
Payable to brokers for investments purchased                              2,051              --              --               --
Payable for return of collateral received                                55,435          27,422              --               --
Accrued expenses and other payables
     Investment advisory fees                                               127              59              70               --
     Administration fees                                                      2              --               1               --
     Custodian fees                                                          12               5              43                9
     Accounting fees                                                          1               9              --               --
     Transfer agent fees                                                     10              44              33               11
     Shareholder service fees-- Class A                                      44               4              --               --
     Shareholder service fees and 12b-1 fees-- Class G                        1              90               5                1
     Other                                                                   40               6               2                4

         Total Liabilities                                               57,723          27,639             154               25

Net Assets:
Capital                                                                 209,256         103,460         107,285           27,260
Accumulated net investment income                                            72              --              --               --
Net unrealized appreciation (depreciation)
   from investments and futures                                           2,659          11,813         (12,824)          (1,923)
Net unrealized appreciation from translation
   of assets and liabilities in foreign currencies                           --              --           2,894               --
Accumulated undistributed net realized losses from
   investments, futures and foreign currency transactions                (5,794)         (1,023)        (37,506)         (14,010)

         Net Assets                                                    $206,193        $114,250        $ 59,849          $11,327

Net Assets
     Class A                                                           $204,547        $ 43,769        $ 47,331          $ 7,085
     Class C                                                                 --              --              --              203
     Class G                                                              1,646          70,481          12,518            4,039

         Total                                                         $206,193        $114,250        $ 59,849          $11,327

Outstanding units of beneficial interest (shares)
     Class A                                                             17,878           2,085           6,609            2,535
     Class C                                                                 --              --              --               73
     Class G                                                                145           3,393           1,767            1,448

         Total                                                           18,023           5,478           8,376            4,056

Net Asset Value
     Redemption price per share-- Class A                              $  11.44        $  20.99        $   7.16          $  2.79
     Offering and redemption price per share-- Class C                       --              --              --          $  2.79
     Offering and redemption price per share-- Class G                 $  11.37        $  20.77        $   7.08          $  2.79

Maximum sales charge-- Class A                                             5.75%           5.75%           5.75%            5.75%

Maximum offering price per share
   (100%/(100%-maximum sales charge) of net
   asset value adjusted to nearest cent)-- Class A                     $  12.14        $  22.27        $   7.60          $  2.96



                     See notes to financial statements.


Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2002

(Amounts in Thousands)


                                                                                           Small                          Nasdaq-
                                                                          Special         Company                           100
                                                                           Value        Opportunity   International       Index(R)
                                                                           Fund            Fund           Fund             Fund

Investment Income:
Interest income                                                          $   161        $     87        $     57          $    45
Dividend income                                                            2,961           1,585           1,447                8
Foreign tax withholding                                                       --              (1)           (167)              --
Income from securities lending                                                63             109              --               --

     Total Income                                                          3,185           1,780           1,337               53

Expenses:
Investment advisory fees                                                   1,714             792             874               84
Administration fees                                                          296             165             106               19
Shareholder service fees-- Class A                                           562             109             156               --
12b-1 fees-- Class C                                                          --              --              --                1
Shareholder service fees and 12b-1 fees-- Class G                              6             410              84               12
Accounting fees                                                               82              61              95               62
Custodian fees                                                                77              37             300               38
Legal and audit fees                                                          24              13              40                4
Trustees' fees and expenses                                                    8               5               3               --
Transfer agent fees                                                           65             276             193               81
Registration and filing fees                                                  23              37              25               23
Printing fees                                                                  1              --               5                7
Other                                                                         13               8               7               13

     Total Expenses                                                        2,871           1,913           1,888              344

Expenses voluntarily reduced                                                  --            (113)           (143)            (102)

     Expenses before reimbursement from distributor                        2,871           1,800           1,745              242
     Expenses reimbursed by distributor                                      (26)             --            (120)            (148)

     Net Expenses                                                          2,845           1,800           1,625               94

Net Investment Income (Loss)                                                 340             (20)           (288)             (41)

Realized/Unrealized Gains (Losses)
   from Investments and Foreign Currencies:
Net realized gains (losses) from
   investment transactions and futures                                    (3,436)          1,229         (10,981)          (6,858)
Net realized losses from foreign currency transactions                        --              --            (952)              --
Net change in unrealized appreciation/depreciation
   from investments and futures                                           (4,012)         (2,121)           (408)           1,990
Net change in unrealized appreciation/depreciation from
   translation of assets and liabilities in foreign currencies                --              --              22               --

Net realized/unrealized losses from investments,
   futures and foreign currencies                                         (7,448)           (892)        (12,319)          (4,868)

Change in net assets resulting from operations                           $(7,108)       $   (912)       $(12,607)         $(4,909)


                     See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                   Special Value            Small Company
                                                        Fund              Opportunity Fund

                                                Year          Year         Year        Year
                                                Ended         Ended        Ended       Ended
                                             October 31,   October 31,  October 31,  October 31,
                                                2002          2001         2002         2001

From Investment Activities:
Operations:
     Net investment income (loss)            $     340     $    477    $     (20)    $     67
     Net realized gains (losses) from
       investment transactions and futures      (3,436)      21,692        1,229       13,599
     Net realized losses from foreign
       currency transactions                        --           --           --           --
     Net change in unrealized appreciation/
       depreciation from investments
       and futures                              (4,012)     (30,420)      (2,121)     (24,702)
     Net change in unrealized appreciation/
       depreciation from translation of assets
       and liabilities in foreign currencies        --           --           --           --

Change in net assets resulting
     from operations                            (7,108)      (8,251)        (912)     (11,036)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                  (346)        (570)         (11)         (51)
         Class G                                    --<F1>      --           --           (5)
     From net realized gains from investment
       transactions and foreign currencies     (21,685)     (33,394)     (10,489)      (6,569)
     Tax return of capital                         (70)          --           --           --

Change in net assets from
     distributions to shareholders             (22,101)     (33,964)     (10,500)      (6,625)

Capital Transactions:
     Proceeds from shares issued               219,313       64,047      141,789       36,989
     Dividends reinvested                       18,523       28,532        8,491        5,701
     Cost of shares redeemed                  (204,842)     (62,382)    (142,745)     (30,846)

Change in net assets from
     capital transactions                       32,994       30,197        7,535       11,844

Change in net assets                             3,785      (12,018)      (3,877)      (5,817)

Net Assets:
     Beginning of period                       202,408      214,426      118,127      123,944

     End of period                           $ 206,193     $202,408    $ 114,250     $118,127

Share Transactions:
     Issued                                     17,264        4,557        6,220        1,464
     Reinvested                                  1,514        2,160          395          232
     Redeemed                                  (16,345)      (4,512)      (6,310)      (1,239)

Change in Shares                                 2,433        2,205          305          457


<F1> Rounds to less than $1,000.




The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                       International             Nasdaq-100
                                                           Fund                Index(R) Fund

                                                      Year         Year         Year        Year
                                                      Ended        Ended        Ended       Ended
                                                   October 31,  October 31,  October 31,  October 31,
                                                       2002         2001        2002        2001

From Investment Activities:
Operations:
     Net investment income (loss)                 $    (288)   $    (337)     $   (41)    $     53
     Net realized gains (losses) from
       investment transactions and futures          (10,981)     (24,729)      (6,858)      (6,932)
     Net realized losses from foreign
       currency transactions                           (952)        (532)          --           --
     Net change in unrealized appreciation/
       depreciation from investments
       and futures                                     (408)     (15,768)       1,990       (3,410)
     Net change in unrealized appreciation/
       depreciation from translation of assets
       and liabilities in foreign currencies             22           24           --           --

Change in net assets resulting
     from operations                                (12,607)     (41,342)      (4,909)     (10,289)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                         --           --           --          (44)
         Class G                                         --           --           --          (29)
     From net realized gains from investment
       transactions and foreign currencies               --      (21,132)          --           --
     Tax return of capital                               --           --           --           --

Change in net assets from
     distributions to shareholders                       --      (21,132)          --          (73)

Capital Transactions:
     Proceeds from shares issued                    165,978      246,916        9,520       20,032
     Dividends reinvested                                --       13,102           --           49
     Cost of shares redeemed                       (191,023)    (275,052)      (6,258)      (4,053)

Change in net assets from
     capital transactions                           (25,045)     (15,034)       3,262       16,028

Change in net assets                                (37,652)     (77,508)      (1,647)       5,666

Net Assets:
     Beginning of period                             97,501      175,009       12,974        7,308

     End of period                                $  59,849    $  97,501      $11,327     $ 12,974

Share Transactions:
     Issued                                          19,119       24,725        2,609        3,391
     Reinvested                                          --        1,106           --            9
     Redeemed                                       (22,010)     (27,188)      (1,923)        (822)

Change in Shares                                     (2,891)      (1,357)         686        2,578


<F1> Rounds to less than $1,000.



                     See notes to financial statements.



The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                       Special Value Fund

                                                                        Class A Shares


                                              Year             Year          Year          Year           Year
                                              Ended            Ended         Ended         Ended          Ended
                                            October 31,    October 31,    October 31,   October 31,    October 31,
                                               2002            2001          2000          1999            1998

Net Asset Value, Beginning of Period        $  12.98       $  16.02       $  13.09       $  13.64      $  16.68

Investment Activities
     Net investment income (loss)               0.02           0.03           0.06           0.07          0.09
     Net realized and unrealized gains
       (losses) on investments                 (0.13)         (0.60)          3.68           0.04         (1.79)

         Total from Investment Activities      (0.11)         (0.57)          3.74           0.11         (1.70)

Distributions
     Net investment income                     (0.02)         (0.04)         (0.06)         (0.08)        (0.09)
     Net realized gains                        (1.41)         (2.43)         (0.75)         (0.58)        (1.25)
     Tax return of capital                        --<F5>         --             --             --            --

         Total Distributions                   (1.43)         (2.47)         (0.81)         (0.66)        (1.34)

Net Asset Value, End of Period              $  11.44       $  12.98       $  16.02       $  13.09      $  13.64

Total Return (excludes sales charges)          (1.57)%        (3.79)%        29.94%          0.80%       (11.22)%

Ratios/Supplemental Data:
Net Assets at end of period (000)           $204,547       $201,734       $214,293       $232,272      $346,962
Ratio of expenses to
   average net assets <F4>                      1.26%          1.30%          1.32%          1.43%         1.40%
Ratio of net investment income
   (loss) to average net assets <F4>            0.15%          0.22%          0.43%          0.51%         0.56%
Ratio of expenses to
   average net assets<F1>                       <F9>           <F9>           1.38%          1.53%         1.51%
Ratio of net investment income
   (loss) to average net assets<F1>             <F9>           <F9>           0.37%          0.41%         0.45%
Portfolio turnover <F8>                           82%            89%            65%            43%           44%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund do not exceed 2.00% until at least February 28, 2012.

<F5> Less than $0.01 per share.

<F6> Not annualized.

<F7> Annualized.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9> There were no voluntary fee reductions during the period.





The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                          Special Value Fund

                                                            Class G Shares

                                                                              December 21,
                                                 Year            Year            1999
                                                 Ended           Ended          through
                                              October 31,     October 31,     October 31,
                                                 2002            2001           2000<F3>

Net Asset Value, Beginning of Period            $12.93         $ 15.97         $ 12.48

Investment Activities
     Net investment income (loss)                (0.01)          (0.02)<F2>       0.02
     Net realized and unrealized gains
       (losses) on investments                   (0.14)          (0.58)           3.51

         Total from Investment Activities        (0.15)          (0.60)           3.53

Distributions
     Net investment income                          --<F5>       (0.01)          (0.04)
     Net realized gains                          (1.41)          (2.43)             --
     Tax return of capital                          --              --              --

         Total Distributions                     (1.41)          (2.44)          (0.04)

Net Asset Value, End of Period                  $11.37         $ 12.93         $ 15.97

Total Return (excludes sales charges)            (1.90)%         (3.99)%         28.34%<F6>

Ratios/Supplemental Data:
Net Assets at end of period (000)               $1,646         $   674         $   133
Ratio of expenses to
   average net assets <F4>                        1.60%           1.60%           1.59%<F7>
Ratio of net investment income
   (loss) to average net assets <F4>             (0.19)%         (0.16)%          0.08%<F7>
Ratio of expenses to
   average net assets<F1>                         3.67%           5.34%          23.11%<F7>
Ratio of net investment income
   (loss) to average net assets<F1>              (2.26)%         (3.90)%        (21.44)%<F7>
Portfolio turnover <F8>                             82%             89%             65%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund do not exceed 2.00% until at least February 28, 2012.

<F5> Less than $0.01 per share.

<F6> Not annualized.

<F7> Annualized.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9> There were no voluntary fee reductions during the period.



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                          Small Company Opportunity Fund

                                                                                  Class A Shares

                                                                                                     April 1,         March 26,
                                                    Year             Year             Year             1999             1999
                                                    Ended            Ended            Ended             to             through
                                                  October 31,      October 31,      October 31,      October 31,      March 31,
                                                    2002             2001             2000             1999         1999<F2><F3>

Net Asset Value, Beginning of Period               $ 22.92          $ 26.34          $ 21.08          $ 20.71          $ 20.23

Investment Activities
     Net investment income (loss)                     0.09             0.07            (0.03)           (0.01)              --
     Net realized and unrealized
       gains (losses) on investments                  0.04            (2.09)            5.29             0.38             0.48

         Total from Investment Activities             0.13            (2.02)            5.26             0.37             0.48

Distributions
     Net investment income                           (0.01)           (0.03)              --               --               --
     Net realized gains                              (2.05)           (1.37)              --               --               --

         Total Distributions                         (2.06)           (1.40)              --               --               --

Net Asset Value, End of Period                     $ 20.99         $  22.92         $  26.34         $  21.08         $  20.71

Total Return (excludes sales charges)                 0.29%           (8.01)%          24.95%            1.79%<F5>        2.37%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)                  $43,769          $36,312          $28,545          $51,599          $64,587
Ratio of expenses to
   average net assets                                 1.09%            0.96%            1.15%            0.98%<F6>        0.98%<F6>
Ratio of net investment income
   (loss) to average net assets                       0.34%            0.30%           (0.14)%           0.09%<F6>        1.50%<F6>
Ratio of expenses to
   average net assets<F1>                             1.17%            1.18%            1.25%            1.17%<F6>        1.19%<F6>
Ratio of net investment income
   (loss) to average net assets<F1>                   0.26%            0.08%           (0.24)%          (0.28)%<F6>       1.29%<F6>
Portfolio turnover <F4>                                 60%              58%              28%              16%              30%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Not annualized.

<F6> Annualized.



                     See notes to financial statements.


The Victory Portfolios                          Financial Highlights--continued

For a Share Outstanding Throughout Each Period


                                                                       Small Company Opportunity Fund

                                                                               Class G Shares

                                                                                            April 1,
                                                   Year           Year           Year         1999           Year          Year
                                                  Ended          Ended          Ended          to            Ended         Ended
                                               October 31,    October 31,   October 31,    October 31,     March 31,     March 31,
                                                   2002           2001          2000          1999         1999<F2>        1998

Net Asset Value, Beginning of Period             $ 22.80        $ 26.26       $ 21.04       $  20.71       $  27.89      $  22.77

Investment Activities
     Net investment income (loss)                  (0.05)         (0.01)        (0.08)         (0.06)          0.10          0.23
     Net realized and unrealized
       gains (losses) on investments                0.07          (2.08)         5.30           0.39          (6.06)         8.72

         Total from Investment Activities           0.02          (2.09)         5.22           0.33          (5.96)         8.95

Distributions
     Net investment income                            --             --<F3>        --             --          (0.14)        (0.27)
     Net realized gains                            (2.05)         (1.37)           --             --          (1.08)        (3.56)

         Total Distributions                       (2.05)         (1.37)           --             --          (1.22)        (3.83)

Net Asset Value, End of Period                   $ 20.77        $ 22.80       $ 26.26       $  21.04       $  20.71      $  27.89

Total Return (excludes sales charges)              (0.21)%        (8.32)%       24.81%          1.59%<F5>    (22.08)%       42.02%

Ratios/Supplemental Data:
Net Assets at end of period (000)                $70,481        $81,815       $95,399       $105,415       $125,761      $175,684
Ratio of expenses to
   average net assets                               1.61%          1.31%         1.30%          1.29%<F6>      1.30%         1.31%
Ratio of net investment income
   (loss) to average net assets                    (0.20)%        (0.05)%       (0.29)%         0.39%<F6>      0.41%         0.86%
Ratio of expenses to
   average net assets<F1>                           1.70%          1.52%         1.40%          1.47%<F6>      <F4>          <F4>
Ratio of net investment income
   (loss) to average net assets<F1>                (0.29)%        (0.26)%       (0.39)%        (0.58)%<F6>     <F4>          <F4>
Portfolio turnover <F7>                               60%            58%           28%            16%            30%           42%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund. Financial highlights prior to March 26, 1999 represent the Gradison Opportunity Value Fund.

<F3> Less than $0.01 per share.

<F4> There were no fee reductions during the period.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                  International Fund

                                                                   Class A Shares


                                            Year         Year          Year         Year           Year
                                           Ended        Ended         Ended         Ended          Ended
                                         October 31,  October 31,   October 31,  October 31,    October 31,
                                            2002         2001          2000         1999           1998

Net Asset Value, Beginning of Period     $  8.67       $ 13.88      $  16.51     $  13.19       $  13.31

Investment Activities
     Net investment income (loss)          (0.03)        (0.02)        (0.03)       (0.05)          0.07<F2>
     Net realized and unrealized gains
       (losses) on investments and
       foreign currency transactions       (1.48)        (3.51)        (0.76)        3.85           0.65

         Total from Investment
           Activities                      (1.51)        (3.53)        (0.79)        3.80           0.72

Distributions
     Net investment income                    --            --            --           --          (0.06)
     Net realized gains                       --          (1.68)       (1.84)       (0.48)         (0.78)

         Total Distributions                  --         (1.68)        (1.84)       (0.48)         (0.84)

Net Asset Value, End of Period           $  7.16       $  8.67      $  13.88     $  16.51       $  13.19

Total Return (excludes sales charges)     (17.42)%     (28.70)%        (6.20)%      29.43%          5.79%

Ratios/Supplemental Data:
Net Assets at end of period (000)        $47,331       $74,977      $139,389     $149,193       $134,491
Ratio of expenses to
   average net assets                       2.01%         1.82%         1.77%        1.75%          1.71%
Ratio of net investment income
   (loss) to average net assets            (0.32)%       (0.22)%       (0.17)%      (0.32)%         0.55%
Ratio of expenses to
   average net assets<F1>                   2.19%         1.92%         1.82%        1.88%          1.82%
Ratio of net investment income
   (loss) to average net assets<F1>        (0.50)%       (0.32)%       (0.22)%      (0.45)%         0.44%
Portfolio turnover <F7>                      283%          124%           91%         106%            86%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 26, 1999, the Gradison International Fund merged into the Victory International Growth Fund.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                               International Fund

                                                                Class G Shares

                                                                            March 26,
                                                Year           Year           Year         1999
                                                Ended          Ended          Ended       through
                                             October 31,    October 31,    October 31,  October 31,
                                                2002            2001           2000      1999<F3><F4>

Net Asset Value, Beginning of Period         $  8.60        $ 13.80        $ 16.48        $ 13.73

Investment Activities
     Net investment income (loss)              (0.05)         (0.04)         (0.05)         (0.03)
     Net realized and unrealized gains
       (losses) on investments and
       foreign currency transactions           (1.47)         (3.48)         (0.79)          2.78

         Total from Investment
           Activities                          (1.52)         (3.52)         (0.84)          2.75

Distributions
     Net investment income                        --             --             --             --
     Net realized gains                           --          (1.68)         (1.84)            --

         Total Distributions                      --          (1.68)         (1.84)            --

Net Asset Value, End of Period               $  7.08        $  8.60        $ 13.80        $ 16.48

Total Return (excludes sales charges)         (17.67)%       (28.80)%        (6.55)%        20.03%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)            $12,518        $22,524        $35,620        $37,322
Ratio of expenses to
   average net assets                           2.18%          2.00%          2.00%          2.00%<F6>
Ratio of net investment income
   (loss) to average net assets                (0.51)%        (0.40)%        (0.39)%        (1.79)%<F6>
Ratio of expenses to
   average net assets<F1>                       3.06%          2.37%          2.06%          2.24%<F6>
Ratio of net investment income
   (loss) to average net assets<F1>            (1.39)%        (0.77)%        (0.45)%        (2.03)%<F6>
Portfolio turnover <F7>                          283%           124%            91%           106%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 26, 1999, the Gradison International Fund merged into the Victory International Growth Fund.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                     Nasdaq-100 Index(R) Fund

                                              Class A Shares              Class C Shares              Class G Shares

                                                                 August 1,       March 1,                                 August 1,
                                       Year          Year         2000            2002          Year         Year           2000
                                       Ended         Ended       through         through        Ended        Ended         through
                                    October 31,   October 31,   October 31,    October 31,   October 31,  October 31,   October 31,
                                       2002          2001       2000<F3>        2002<F3>        2002         2001         2000<F3>

Net Asset Value,
   Beginning of Period                $  3.85      $  9.23       $10.00        $   3.86       $  3.85      $  9.22      $10.00

Investment Activities
     Net investment income (loss)       (0.01)        0.02         0.02<F2>       (0.01)        (0.01)        0.01        0.02<F2>
     Net realized and unrealized
       losses on investments
       and futures transactions         (1.05)       (5.36)       (0.79)          (1.06)        (1.05)       (5.35)      (0.80)

         Total from Investment
           Activities                   (1.06)       (5.34)       (0.77)          (1.07)        (1.06)       (5.34)      (0.78)

Distributions
     Net investment income                 --        (0.04)          --              --            --        (0.03)         --

         Total Distributions               --        (0.04)          --              --            --        (0.03)         --

Net Asset Value, End of Period        $  2.79      $  3.85       $ 9.23        $   2.79       $  2.79      $  3.85      $ 9.22

Total Return (excludes sales charges)  (27.53)%     (57.99)%      (7.70)%<F5>    (27.72)%<F5>  (27.53)%     (58.00)%     (7.80)%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)     $ 7,085      $ 8,063       $3,132        $    203       $ 4,039      $ 4,911      $4,176
Ratio of expenses to
   average net assets <F4>               0.60%        0.60%        0.60%<F6>       1.40%<F6>     0.80%        0.80%       0.80%<F6>
Ratio of net investment income
   (loss) to average net assets <F4>    (0.22)%       0.46%        0.98%<F6>      (0.97)%<F6>   (0.42)%       0.36%       0.74%<F6>
Ratio of expenses to
   average net assets<F1>                1.93%        1.99%        3.88%<F6>       6.15%<F6>     3.38%        2.59%       3.46%<F6>
Ratio of net investment income
   (loss) to average net assets<F1>     (1.55)%      (0.93)%      (2.30)%<F6>     (5.72)%<F6>   (3.00)%      (1.43)%     (1.92)%<F6>
Portfolio turnover <F7>                    62%          39%        1.17%             62%           62%          39%       1.17%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class A and Class G Shares of the Nasdaq-100 Index Fund do not exceed 0.60% and 0.80%, respectively, until at least February 28, 2003. Also, the Adviser agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund do not exceed 1.40%, until at least February 28, 2005 and 1.55% until at least February 28, 2012.

<F5> Not annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
LifeChoice Conservative Investor Fund                          October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                        Shares       Value

Mutual Funds (100.0%)

Equity Funds (38.4%):
Victory Value Fund, Class A*               103,733      $1,002
Victory Diversified Stock Fund, Class A*    74,942         820
Victory Growth Fund, Class A*               19,511         276
Victory Special Value Fund, Class A*        22,659         259
INVESCO Dynamics Fund                       17,260         185
Victory Small Company Opportunity Fund,
   Class A*                                 16,590         348
Dreyfus International Value Fund            21,249         257
Victory International Fund, Class A* (b)    24,708         177

                                                         3,324

Fixed Income/Specialty Funds (58.9%):
Victory Real Estate Fund, Class A*          33,413         398
Victory Convertible Fund, Class A*         146,113       1,467
Loomis Sayles Bond Fund,
   Institutional Class                      73,595         771
Victory Intermediate Income Fund,
   Class A*                                 93,009         928
Victory Fund For Income, Class A*          113,097       1,520

                                                         5,084

Money Market Funds (2.7%):
Victory Financial Reserves Fund*           234,870         235

Total Mutual Funds (Cost $9,558)                         8,643

Total Investments (Cost $9,558) (a) -- 100.0%            8,643

Other assets in excess of liabilities -- 0.0%                4

NET ASSETS -- 100.0%                                    $8,647

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation       $  169

     Unrealized depreciation       (1,084)

     Net unrealized depreciation   $ (915)


(b)  Non-income producing securities.

*    Investment in affiliate

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
LifeChoice Moderate Investor Fund                              October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                        Shares       Value

Mutual Funds (100.0%)

Equity Funds (57.8%):
Victory Value Fund, Class A*               449,461   $  14,338
Victory Diversified Stock Fund, Class A*   286,622       3,136
Victory Growth Fund, Class A*               86,022       1,217
Victory Special Value Fund, Class A*        80,149         917
INVESCO Dynamics Fund                       68,450         734
Victory Small Company Opportunity Fund,
   Class A*                                 66,136       1,388
Dreyfus International Value Fund            93,842       1,135
Victory International Fund, Class A* (b)   130,961         938

                                                        13,803

Fixed Income/Specialty Funds (36.7%):
Victory Real Estate Fund, Class A*          89,000       1,061
Victory Convertible Fund, Class A*         251,234       2,522
Loomis Sayles Bond Fund,
   Institutional Class                     130,620       1,368
Victory Intermediate Income Fund,
   Class A*                                180,144       1,798
Victory Fund For Income, Class A*          150,516       2,023

                                                         8,772

Money Market Funds (5.5%):
Victory Financial Reserves Fund*         1,316,417       1,316

Total Mutual Funds (Cost $27,907)                       23,891

Total Investments (Cost $27,907) (a) -- 100.0%          23,891

Other assets in excess of liabilities -- 0.0%                4

NET ASSETS -- 100.0%                                   $23,895

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):


     Unrealized appreciation                           $   376

     Unrealized depreciation                            (4,392)

     Net unrealized depreciation                       $(4,016)

(b)  Non-income producing securities.

*    Investment in affiliate

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
LifeChoice Growth Investor Fund                                October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                        Shares       Value

Mutual Funds (100.0%)

Equity Funds (84.2%):
Victory Value Fund, Class A*               309,939   $  12,990
Victory Diversified Stock Fund, Class A*   202,213       2,212
Victory Growth Fund, Class A*               64,947         919
Victory Special Value Fund, Class A*        86,597         991
INVESCO Dynamics Fund                       73,904         793
Victory Small Company Opportunity Fund,
   Class A*                                 47,649       1,000
Dreyfus International Value Fund            81,168         982
Victory International Fund, Class A* (b)   106,092         760

                                                        10,647

Fixed Income/Specialty Funds (13.3%):
Victory Real Estate Fund, Class A*          48,184         574
Victory Convertible Fund, Class A*          74,060         744
Victory Intermediate Income Fund,
   Class A*                                 36,537         365
                                                         1,683
Money Market Funds (2.5%):
Victory Financial Reserves Fund*           314,778         315

Total Mutual Funds (Cost $15,913)                       12,645

Total Investments (Cost $15,913) (a) -- 100.0%          12,645

Other assets in excess of liabilities -- 0.0%                2

NET ASSETS -- 100.0%                                   $12,647

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $   145

     Unrealized depreciation                            (3,413)

     Net unrealized depreciation                       $(3,268)

(b)  Non-income producing securities.

*    Investment in affiliate

                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                       LifeChoice             LifeChoice              LifeChoice
                                                                      Conservative             Moderate                 Growth
                                                                      Investor Fund          Investor Fund           Investor Fund

ASSETS:
Investments, at value (Cost $1,322; $3,678; $2,154)                      $ 1,213                $ 3,237                 $ 1,775
Investments in affiliates, at value (Cost $8,236; $24,229; $13,759)        7,430                 20,654                  10,870

         Total Investments                                                 8,643                 23,891                  12,645

Dividends receivable                                                          --                      1                      --
Receivable from distributor                                                    4                      3                       6
Prepaid expenses and other assets                                              4                      7                       4

         Total Assets                                                      8,651                 23,902                  12,655

LIABILITIES:
     Custodian fees                                                            1                      1                       1
     Transfer agent fees                                                      --                     --                       2
     Shareholder service fees                                                 --                      1                      --
     Other                                                                     3                      5                       5

         Total Liabilities                                                     4                      7                       8

NET ASSETS:
Capital                                                                   10,409                 31,642                  19,146
Accumulated net investment income                                             11                     12                      --
Net unrealized depreciation from investments                                (915)                (4,016)                 (3,268)
Accumulated undistributed net realized losses
   from investment transactions                                             (858)                (3,743)                 (3,231)

         Net Assets                                                      $ 8,647                $23,895                 $12,647

Outstanding units of beneficial interest (shares)                            955                  2,785                   1,677
Net asset value
     Offering and redemption price per share                             $  9.06                $  8.58                 $  7.54



                      See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands)


                                                                       LifeChoice             LifeChoice              LifeChoice
                                                                      Conservative             Moderate                 Growth
                                                                      Investor Fund          Investor Fund           Investor Fund

Investment Income:
Dividend income from affiliates                                           $ 233                  $  448                 $  121
Dividend income                                                              77                     186                     17

     Total Income                                                           310                     634                    138

Expenses:
Investment advisory fees                                                     19                      58                     31
Administration fees                                                          12                      12                     12
Shareholder service fees                                                      1                       4                      3
Accounting fees                                                              26                      26                     26
Custodian fees                                                                3                       2                      3
Legal and audit fees                                                          4                       5                      4
Amortization of organization costs                                            2                       2                      2
Trustees' fees and expenses                                                  --                       1                      1
Transfer agent fees                                                           7                      15                     23
Registration and filing fees                                                 14                      14                     14
Printing fees                                                                --                       1                      3
Other                                                                         1                       2                      1

     Total Expenses                                                          89                     142                    123

Expenses voluntarily reduced                                                (19)                    (58)                   (31)

     Expenses before reimbursement from distributor                          70                      84                     92
     Expenses reimbursed from distributor                                   (51)                    (27)                   (61)

     Net Expenses                                                            19                      57                     31

Net Investment Income                                                       291                     577                    107

Realized/Unrealized Gains/(Losses) from Investments:
Net realized losses on investment transactions with affiliates             (407)                 (2,106)                (1,546)
Net realized losses on investment transactions
   with underlying funds                                                   (267)                 (1,927)                (1,484)
Net change in unrealized appreciation/depreciation
   from investments                                                        (155)                    151                    321

Net realized/unrealized losses from investments                            (829)                 (3,006)                (2,278)

Change in net assets resulting from operations                            $(538)                $(2,429)               $(2,171)


                      See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                        LifeChoice                   LifeChoice                    LifeChoice
                                                       Conservative                   Moderate                       Growth
                                                       Investor Fund                Investor Fund                 Investor Fund

                                                   Year           Year          Year           Year          Year           Year
                                                   Ended          Ended         Ended          Ended         Ended          Ended
                                                October 31,    October 31,   October 31,    October 31,   October 31,    October 31,
                                                   2002           2001          2002           2001          2002           2001

Operations:
     Net investment income                     $    291      $    366     $      577     $      995     $     107      $     359
     Net realized gains (losses) from
       investment activities                       (674)          194         (3,157)           921        (2,599)           691
     Net change in unrealized appreciation/
       depreciation from investments               (155)         (925)           151         (4,954)          321         (4,231)

Change in net assets resulting
   from operations                                 (538)         (365)        (2,429)        (3,038)       (2,171)        (3,181)

Distributions to Shareholders:
     From net investment income                    (304)         (361)          (635)          (958)         (126)          (362)
     From net realized gains from
       investment transactions                     (297)         (170)        (1,206)        (1,695)       (1,162)        (1,643)

Change in net assets from
   distributions to shareholders                   (601)         (531)        (1,841)        (2,653)       (1,288)        (2,005)

Capital Transactions:
     Proceeds from shares issued                  3,792         3,195          6,829         13,115         5,623          3,669
     Dividends reinvested                           600           531          1,839          2,652         1,287          2,004
     Cost of shares redeemed                     (3,123)       (1,866)       (10,072)        (5,345)       (5,535)        (3,169)

Change in net assets from
   capital transactions                           1,269         1,860         (1,404)        10,422         1,375          2,504

Change in net assets                                130           964         (5,674)         4,731        (2,084)        (2,682)

Net Assets:
     Beginning of period                          8,517         7,553         29,569         24,838        14,731         17,413

     End of period                              $ 8,647       $ 8,517       $ 23,895        $29,569       $12,647        $14,731

Share Transactions:
     Issued                                         387           301            710          1,202           629            339
     Reinvested                                      61            50            189            243           140            178
     Redeemed                                      (332)         (176)        (1,085)          (494)         (649)          (297)

Change in Shares                                    116           175           (186)           951           120            220


                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                     LifeChoice Conservative Investor Fund

                                                                                                         December 1,   December 1,
                                                  Year           Year           Year           Year         1997          1996
                                                  Ended          Ended          Ended          Ended       through       through
                                               October 31,    October 31,    October 31,    October 31,  October 31,  November 30,
                                                  2002           2001           2000           1999       1998<F3>      1997<F2>

Net Asset Value, Beginning of Period             $10.15         $11.37        $10.78         $10.72       $10.89        $10.00

Investment Activities
     Net investment income                         0.29           0.48          0.53           0.45         0.37          0.31
     Net realized and unrealized gains/
       (losses) from investments                  (0.72)         (0.97)         0.69           0.41        (0.12)         0.84<F7>

         Total from Investment Activities         (0.43)         (0.49)         1.22           0.86         0.25          1.15

Distributions
     Net investment income                        (0.31)         (0.48)        (0.53)         (0.58)       (0.39)        (0.26)
     Net realized gains                           (0.35)         (0.25)        (0.10)         (0.22)       (0.03)        --

         Total Distributions                      (0.66)         (0.73)        (0.63)         (0.80)       (0.42)        (0.26)

Net Asset Value, End of Period                    $ 9.06        $10.15        $11.37         $10.78       $10.72        $10.89

Total Return                                      (4.61)%        (4.44)%       11.56%          8.24%        2.29%<F4>    11.62%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)                $8,647         $8,517        $7,553         $6,686       $7,633        $9,137
Ratio of expenses to
   average net assets <F6>                         0.20%          0.20%         0.20%          0.19%        0.23%<F5>     0.29%<F5>
Ratio of net investment income
   to average net assets <F6>                      3.05%          4.35%         4.74%          3.97%        3.72%<F5>     3.41%<F5>
Ratio of expenses to
   average net assets<F1>                          0.93%          1.27%         1.46%          1.46%        1.50%<F5>     5.18%<F5>
Ratio of net investment income
   to average net assets<F1>                       2.32%          3.28%         3.48%          2.70%        2.45%<F5>    (1.48)%<F5>
Portfolio turnover                                   48%            36%           56%            57%          78%           19%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Income & Growth Fund became the
     Victory LifeChoice Conservative Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Income & Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses (excluding certain items)of the Fund at a maximum of 0.20% until at least February 28, 2003.

<F7>The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                        LifeChoice Moderate Investor Fund

                                                                                                      December 1,    December 1,
                                               Year          Year           Year           Year          1997           1996
                                               Ended         Ended          Ended          Ended        through        through
                                            October 31,   October 31,    October 31,    October 31,   October 31,    November 30,
                                               2002          2001           2000           1999        1998<F3>       1997<F2>

Net Asset Value, Beginning of Period        $  9.95        $ 12.30       $ 11.66        $ 10.94       $ 11.19         $10.00

Investment Activities
     Net investment income                     0.19           0.33          0.43           0.30          0.24           0.20
     Net realized and unrealized gains/
       (losses) from investments              (0.93)         (1.50)         1.02           1.03         (0.14)          1.16

         Total from Investment Activities     (0.74)         (1.17)         1.45           1.33          0.10           1.36

Distributions
     Net investment income                    (0.21)         (0.33)        (0.42)         (0.36)        (0.26)         (0.17)
     Net realized gains                       (0.42)         (0.85)        (0.39)         (0.25)        (0.09)            --

         Total Distributions                  (0.63)         (1.18)        (0.81)         (0.61)        (0.35)         (0.17)

Net Asset Value, End of Period              $  8.58        $  9.95       $ 12.30        $ 11.66       $ 10.94         $11.19

Total Return                                  (8.14)%       (10.17)%       12.92%         12.42%         0.90%<F4>     13.64%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)           $23,895        $29,569       $24,838        $22,798       $19,128         $7,728
Ratio of expenses to
   average net assets <F6>                     0.20%          0.20%         0.20%          0.20%         0.22%<F5>      0.27%<F5>
Ratio of net investment income
   to average net assets <F6>                  2.00%          3.19%         3.58%          2.53%         2.32%<F5>      2.26%<F5>
Ratio of expenses to
   average net assets<F1>                      0.50%          0.60%         0.64%          0.71%         0.93%<F5>      3.32%<F5>
Ratio of net investment income
   to average net assets<F1>                   1.70%          2.79%         3.14%          2.02%         1.61%<F5>     (0.79)%<F5>
Portfolio turnover                               49%            43%           48%            69%           42%            50%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Moderate Growth Fund became the
     Victory LifeChoice Moderate Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Moderate Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses (excluding certain items)of the Fund at a maximum of 0.20% until at least February 28, 2003.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                       LifeChoice Growth Investor Fund

                                                                                                      December 1,    December 1,
                                               Year          Year           Year           Year          1997           1996
                                               Ended         Ended          Ended          Ended        through        through
                                            October 31,   October 31,    October 31,    October 31,   October 31,    November, 30,
                                               2002          2001           2000           1999        1998<F3>       1997<F2>

Net Asset Value, Beginning of Period         $  9.46        $ 13.02       $ 12.19        $ 11.08       $ 11.44         $10.00

Investment Activities
     Net investment income                      0.06           0.24          0.32           0.16          0.13           0.11
     Net realized and unrealized gains/
       (losses) from investments               (1.13)         (2.36)         1.35           1.51         (0.07)          1.43

         Total from Investment Activities      (1.07)         (2.12)         1.67           1.67          0.06           1.54

Distributions
     Net investment income                     (0.07)         (0.24)        (0.31)         (0.25)        (0.14)         (0.10)
     Net realized gains                        (0.78)         (1.20)        (0.53)         (0.31)        (0.28)            --

         Total Distributions                   (0.85)         (1.44)        (0.84)         (0.56)        (0.42)         (0.10)

Net Asset Value, End of Period               $  7.54        $  9.46       $ 13.02        $ 12.19       $ 11.08         $11.44

Total Return                                  (12.82)%       (17.88)%       14.23%         15.33%         0.52%<F4>     15.46%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)            $12,647        $14,731       $17,413        $16,114       $12,018         $7,515
Ratio of expenses to
   average net assets <F6>                      0.20%          0.20%         0.20%          0.20%         0.23%<F5>      0.30%<F5>
Ratio of net investment income
    to average net assets <F6>                  0.69%          2.18%         2.48%          1.31%         1.19%<F5>      0.81%<F5>
Ratio of expenses
   to average net assets<F1>                    0.80%          0.90%         0.88%          1.01%         1.16%<F5>      3.67%<F5>
Ratio of net investment income
   to average net assets<F1>                    0.09%          1.48%         1.80%          0.50%         0.26%<F5>     (2.56)%<F5>
Portfolio turnover                                49%            39%           62%            52%           30%           106%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
     November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Growth Fund became the Victory
     LifeChoice Growth Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses (excluding certain items)of the Fund at a maximum of 0.20% until at least February 28, 2003.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Balanced Fund                                                  October 31, 2002

(Amounts in Thousands, Except Shares)

                                            Principal
Security Description                         Amount       Value

Asset Backed Securities (2.5%)

CIT Equipment Collateral,
   Series 2001-A, Class A4,
   4.84%, 9/20/12                          $   679     $   712
Citibank Credit Card Issuance Trust,
   Series 2002-A1, Class A1,
   4.95%, 2/9/09                               500         534
CPL Transition Funding LLC,
   Series 2002-1, Class A1,
   3.54%, 1/15/07                              739         753
DVI Receivables Corp.,
   Series 2001-2, Class A4,
   4.61%, 11/11/09                           1,295       1,359
Harley-Davidson Motorcycle Trust,
   Series 2002-1, Class A2,
   4.50%, 1/15/10                              750         785
Harley-Davidson Motorcycle Trust,
   Series 2002-2, Class A2,
   3.09%, 6/15/10                              390         395
Honda Auto Receivables Owner Trust,
   Series 2001-2, Class A4,
   5.09%, 10/18/06                             830         867
Norwest Asset Securities Corp.,
   Series 1998-8, Class A1,
   6.50%, 4/25/13                            1,376       1,417
Residential Asset Securities Corp.,
   Series 1999-KS3, Class AI3,
   7.18%, 1/25/25                              280         284
Structured Asset Securities Corp.,
   Series 2001-8A, Class 1A1,
   8.00%, 5/25/31                              460         477

Total Asset Backed Securities (Cost $7,340)              7,583

Collateralized Mortgage Obligations (5.1%)

Bank of America -- First Union National
   Bank Commercial Mortgage,
   Series 2001-3, Class A2,
   5.46%, 4/11/37                              776         819
Bank of America Commercial Mortgage,
   Inc., Series 2001-PB1, Class A2,
   5.79%, 5/11/35                            1,414       1,522
Federal National Mortgage Association,
   Series 2002-T16, Class A3,
   7.50%, 7/25/42                            1,085       1,176
Federal National Mortgage Association,
   Series 2002-W7, Class A5,
   7.50%, 2/25/29                            1,495       1,615
Federal National Mortgage Association,
   Series 2001-T12, Class A2,
   7.50%, 8/25/41                              553         597
Federal National Mortgage Association,
   Series 2002-T4, Class A3,
   7.50%, 12/25/41                           1,687       1,821
Federal Home Loan Mortgage Corp.,
   Series T-42, Class A5,
   7.50%, 2/25/42                            1,959       2,108


                                            Shares or
                                           Principal
Security Description                         Amount       Value

First Union National Bank Commercial
   Mortgage, Series 2001-C2, Class A1,
   6.20%, 1/12/43                          $   881     $   957
GMAC Commercial Mortgage Securities,
   Inc., Series 2001-C1, Class A1,
   5.99%, 4/15/34                              978       1,065
Government National Mortgage
   Association, Series 2001-12, Class B,
   6.09%, 6/16/21                              735         798
LB Commercial Conduit Mortgage
   Trust, Series 1999-C1, Class A1,
   6.41%, 6/15/31                              660         714
Morgan Stanley Capital,
   Series 1998-HF1, Class A2,
   6.52%, 3/15/30                            1,045       1,172
Wachovia Asset Securitization, Inc.,
   Series 2002-1, Class 1A1,
   6.25%, 10/25/33                           1,131       1,163

Total Collateralized Mortgage
  Obligations (Cost $14,908)                            15,527

Commercial Paper (2.2%)

General Electric Capital Corp.,
   1.90%, 11/1/02                            6,761       6,761

Total Commercial Paper (Cost $6,761)                     6,761

Common Stocks (57.6%)

Advertising (0.2%):
Interpublic Group Cos., Inc.                57,000         682

Aerospace/Defense (0.7%):
Boeing Co.                                  66,300       1,972

Aluminum (0.5%):
Alcoa, Inc.                                 71,800       1,584

Apparel (0.6%):
Jones Apparel Group, Inc. (b)               51,000       1,767

Automotive Parts (0.3%):
Eaton Corp. (b)                             15,000       1,026

Banks (4.1%):
Bank of America Corp.                       81,090       5,659
FleetBoston Financial Corp.                107,000       2,503
J.P. Morgan Chase & Co.                     29,000         602
Mellon Financial Corp.                      65,000       1,839
PNC Financial Services Group, Inc.          20,000         813
SouthTrust Corp. (b)                        30,000         769

                                                        12,185

Beverages (1.2%):
Anheuser-Busch Cos., Inc.                   20,000       1,055
PepsiCo, Inc.                               57,000       2,514

                                                         3,569

Chemicals -- General (1.0%):
E.I. du Pont de Nemours & Co.               15,000         619
Praxair, Inc.                               46,000       2,507

                                                         3,126

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Balanced Fund                                                  October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                      Shares       Value

Computers & Peripherals (1.8%):
Cisco Systems, Inc. (b)                    174,000  $    1,945
Hewlett-Packard Co.                        163,600       2,586
International Business Machines Corp.       11,000         868

                                                         5,399

Consumer Products (1.1%):
Fortune Brands, Inc. (b)                    15,000         751
Newell Rubbermaid, Inc.                     39,600       1,284
Procter & Gamble Co.                        15,000       1,326

                                                         3,361

Cosmetics & Toiletries (0.7%):
Kimberly-Clark Corp.                        41,300       2,127

Electrical Equipment (1.6%):
Emerson Electric Co.                        76,200       3,671
Johnson Controls, Inc.                      14,000       1,092

                                                         4,763

Electronic & Electrical -- General (1.6%):
Cinergy Corp.                               35,000       1,089
General Electric Co.                       150,000       3,787

                                                         4,876

Financial Services (3.4%):
American Express Co.                        90,000       3,273
Citigroup, Inc.                             78,333       2,894
Fannie Mae                                  63,200       4,226

                                                        10,393

Food Processing & Packaging (1.3%):
General Mills, Inc.                         25,000       1,033
Sara Lee Corp.                             131,000       2,991

                                                         4,024

Forest Products --
   Lumber & Paper (0.6%):
MeadWestvaco Corp.                          80,000       1,676

Health Care (2.1%):
HCA, Inc.                                   97,500       4,240
Health Management Associates, Inc. (b)     105,000       2,008

                                                         6,248

Heavy Machinery (0.3%):
Deere & Co.                                 20,000         928

Insurance-- Property, Casualty,
   Health (0.7%):
St. Paul Cos., Inc.                         65,000       2,132

Insurance-- Multi-Line (3.1%):
Allstate Corp.                              55,884       2,223
American International Group, Inc.          85,030       5,319
Lincoln National Corp.                      63,000       1,922

                                                         9,464

Internet Service Provider (0.8%):
AOL Time Warner, Inc. (b)                  171,200       2,525

Leisure (0.5%):
Brunswick Corp. (b)                         80,000       1,646


Security Description                        Shares       Value

Manufacturing -- Miscellaneous (1.6%):
Honeywell International, Inc.              147,400       3,529
Textron, Inc.                               30,800       1,263

                                                         4,792

Media (1.4%):
Viacom, Inc. (b)                            92,400       4,122

Newspapers (0.3%):
Gannett Co., Inc. (b)                       12,000         911

Oil & Gas Exploration,
   Production & Services (3.1%):
Amerada Hess Corp.                          35,400       1,816
Anadarko Petroleum Corp.                    38,000       1,693
ENSCO International, Inc. (b)               90,000       2,433
Kerr-McGee Corp.                            35,000       1,523
Transocean Sedco Forex, Inc.                51,500       1,132
Valero Energy Corp. (b)                     25,000         880

                                                         9,477

Oil-Integrated Companies (3.0%):
ChevronTexaco Corp.                         24,921       1,685
ConocoPhillips                              46,769       2,268
Exxon Mobil Corp.                          108,790       3,662
Unocal Corp.                                51,000       1,410

                                                         9,025

Oilfield Services & Equipment (1.2%):
Baker Hughes, Inc.                          39,600       1,150
Schlumberger Ltd.                           62,000       2,487

                                                         3,637

Paper Products (0.7%):
International Paper Co.                     61,000       2,131

Pharmaceuticals (6.1%):
Abbott Laboratories                         85,000       3,559
Johnson & Johnson, Inc. (b)                 22,500       1,322
Merck & Co., Inc.                           51,000       2,766
Pfizer, Inc.                               159,600       5,070
Pharmacia Corp.                             62,500       2,688
Schering-Plough Corp.                       20,000         427
Wyeth                                       70,800       2,372

                                                        18,204

Railroads (0.7%):
Union Pacific Corp.                         36,800       2,173

Retail (0.6%):
Target Corp.                                55,400       1,669

Retail -- Department Stores (0.3%):
May Department Stores Co.                   34,500         806

Retail-- Specialty Stores (0.9%):
Home Depot, Inc. (b)                        90,000       2,599

Semiconductors (0.4%):
Intel Corp.                                 45,600         789
LSI Logic Corp. (b)                         69,000         407

                                                         1,196

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Balanced Fund                                                  October 31, 2002

(Amounts in Thousands, Except Shares)

                                           Shares or
                                          Principal
Security Description                        Amount       Value

Software & Computer Services (2.1%):
BMC Software, Inc. (b)                      65,000  $    1,036
Microsoft Corp. (b)                         88,000       4,706
Oracle Corp. (b)                            55,000         560

                                                         6,302

Telecommunication Services (1.7%):
Verizon Communications, Inc.               135,310       5,109

Telecommunications-- Equipment (0.5%):
Motorola, Inc.                             165,000       1,513

Tobacco & Tobacco Products (0.8%):
Philip Morris Cos., Inc.                    60,000       2,445

Utilities-- Electric (1.7%):
Constellation Energy Group, Inc.            25,000         640
Duke Energy Corp.                           70,000       1,434
Exelon Corp.                                38,000       1,915
FPL Group, Inc.                             20,000       1,180

                                                         5,169

Utilities -- Telecommunications (2.3%):
Alltel Corp.                                83,000       4,126
SBC Communications, Inc.                   106,856       2,742

                                                         6,868

Total Common Stocks (Cost $185,376)                    173,621

Corporate Bonds (11.9%)

Banks (2.4%):
Bank of America Corp.,
   7.80%, 2/15/10                         $    730         860
Bank One Corp.,
   6.88%, 8/1/06                               260         291
BB&T Corp.,
   4.75%, 10/1/12                              600         593
European Investment Bank,
   7.13%, 9/18/06                              695         797
First Union National Bank,
   7.80%, 8/18/10                              968       1,162
Inter-American Development Bank,
   7.00%, 6/15/25                              640         758
International Bank for
   Reconstruction & Development,
   4.13%, 8/12/09                              880         904
Marshall & Ilsley Bank,
   4.13%, 9/4/07                               295         303
PNC Funding Corp.,
   5.75%, 8/1/06                               590         619
US Bancorp,
   5.10%, 7/15/07, MTN                         260         277
Wells Fargo Financial, Inc.,
   6.13%, 4/18/12                              910         993

                                                         7,557

Beverages (0.2%):
Anheuser-Busch Cos., Inc.,
   5.95%, 1/15/33                              490         496


                                          Principal
Security Description                        Amount       Value

Cable Television (0.1%):
TCI Communications, Inc.,
   6.38%, 5/1/03                           $   340     $   339

Chemicals (0.2%):
Praxair, Inc.,
   6.38%, 4/1/12                               450         492

Computers & Peripherals (0.2%):
International Business Machines Corp.,
   8.38%, 11/1/19                              445         546

Consumer Products (0.1%):
Procter & Gamble Co.,
   4.30%, 8/15/08                              295         306

Electronic & Electrical -- General (0.2%):
Texas Instruments, Inc.,
   7.00%, 8/15/04                              624         667

Entertainment (0.1%):
Walt Disney Co.,
   5.38%, 6/1/07                               270         282

Financial Services (1.9%):
Boeing Capital Corp.,
   6.50%, 2/15/12                              695         711
Ford Motor Credit Co.,
   6.50%, 1/25/07                              740         670
General Electric Capital Corp.,
   6.75%, 3/15/32, MTN                         530         555
General Motors Acceptance Corp.,
   6.75%, 1/15/06                              970         961
Goldman Sachs Group, Inc.,
   5.70%, 9/1/12                               395         404
John Deere BV,
   5.88%, 4/6/06                               520         560
John Deere Capital Corp.,
   7.00%, 3/15/12                              760         863
Lehman Brothers Holdings, Inc.,
   7.88%, 8/15/10                              280         324
Morgan Stanley Group, Inc.,
   6.88%, 3/1/07                               190         211
National Rural Utilities
   Cooperative Finance Corp.,
   8.00%, 3/1/32, MTN                          490         552

                                                         5,811

Food -- Retail (0.2%):
Albertson's, Inc.,
   6.55%, 8/1/04                               601         639

Food Processing & Packaging (0.5%):
Kellogg Co.,
   6.60%, 4/1/11                               445         500
Kraft Foods Inc.,
   6.25%, 6/1/12                               460         510
Sara Lee Corp.,
   6.13%, 11/1/32                              440         449

                                                         1,459


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Balanced Fund                                                  October 31, 2002

(Amounts in Thousands, Except Shares)

                                          Principal
Security Description                        Amount       Value

Forest & Paper Products (0.4%):
International Paper Co.,
   8.13%, 7/8/05                         $     760   $     855
International Paper Co.,
   6.75%, 9/1/11                               445         487

                                                         1,342

Governments -- Foreign (0.6%):
Province of Manitoba,
   4.25%, 11/20/06                           1,085       1,132
Province of Ontario,
   3.50%, 9/17/07                              610         613

                                                         1,745
Insurance (0.7%):
Allstate Corp.,
   5.38%, 12/1/06                              710         752
St. Paul Cos., Inc.,
   5.75%, 3/15/07                            1,330       1,366

                                                         2,118

Internet Service Providers (0.1%):
AOL Time Warner, Inc.,
   6.88%, 5/1/12                               445         440

Media (0.4%):
Time Warner, Inc.,
   8.11%, 8/15/06                              310         319
Viacom, Inc.,
   7.88%, 7/30/30                              870       1,032

                                                         1,351

Oil & Gas -- Exploration
   & Production (0.6%):
Kerr-McGee Corp.,
   6.88%, 9/15/11                              510         572
Union Oil Co. of California,
   7.50%, 2/15/29                              585         642
Valero Energy Corp.,
   7.50%, 4/15/32                              700         628

                                                         1,842

Pharmaceuticals (0.2%):
Wyeth, 7.90%, 2/15/05                          450         491

Pipelines (0.3%):
Kinder Morgan Energy Partners LP,
   8.00%, 3/15/05                              735         804

Railroads (0.4%):
Norfolk Southern Corp.,
   7.35%, 5/15/07                              960       1,095

Retail (0.1%):
Target Corp.,
   5.38%, 6/15/09                              230         244

Telecommunications (0.4%):
AT&T Corp.,
   7.30%, 11/15/11                             810         794
Citizens Communications Co.,
   8.50%, 5/15/06                              370         374

                                                         1,168


                                            Shares or
                                           Principal
Security Description                         Amount       Value

Telecommunications -- Equipment (0.1%):
Motorola, Inc.,
   8.00%, 11/1/11                          $   296     $   291

Utilities-- Electric (0.8%):
Constellation Energy Group, Inc.,
   7.00%, 4/1/12                                90          89

Constellation Energy Group, Inc.,
   7.60%, 4/1/32                               405         372
FirstEnergy Corp.,
   6.45%, 11/15/11                             330         308
Progress Energy, Inc.,
   6.55%, 3/1/04                               345         352
Progress Energy, Inc.,
   7.00%, 10/30/31                             220         197
Wisconsin Energy Corp.,
   5.88%, 4/1/06                               990       1,071

                                                         2,389

Utilities -- Telephone (0.7%):
SBC Communications, Inc.,
   6.25%, 3/15/11                              405         439
Sprint Capital Corp.,
   5.70%, 11/15/03                             655         629
Verizon Global Funding Corp.,
   7.25%, 12/1/10                              175         189
Verizon Global Funding Corp.,
   7.75%, 12/1/30                              795         853

                                                         2,110

Total Corporate Bonds (Cost $34,959)                    36,024

Foreign Common Stocks (0.0%)

Brazil (0.0%):
Utilities -- Telecommunications (0.0%):
Telefonica Data Brasil
   Holding SA, ADR                              20           0

Total Foreign Common Stocks (Cost $1)                        0

U.S. Government Agencies (1.0%)

Federal Home Loan Mortgage Corp. (0.3%):
4.00%, 10/29/07,
   Callable 10/29/04 @ 100                  $  885         894

Federal National Mortgage
   Association (0.5%):
2.88%, 10/15/05                                565         570
6.38%, 6/15/09                                 895       1,027

                                                         1,597

U.S. Government Loan Trust (0.2%):
U.S. Government Loan Trust -- Israel,
   Series 1-B, 8.50%, 4/1/06                   425         492

Total U.S. Government Agencies (Cost $2,902)             2,983


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Balanced Fund                                                  October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

U.S. Government Mortgage Backed (14.9%)

Federal Home Loan
   Mortgage Corp. (3.3%):
5.50%, 10/1/17                          $    1,154  $    1,192
6.00%, 3/1/13-2/1/32                         3,425       3,540
6.50%, 5/1/26-7/1/32                         3,460       3,596
7.00%, 10/1/28-4/1/32                        1,490       1,556
7.50%, 11/1/29                                  31          32
8.50%, 7/1/21-4/1/29                           186         201

                                                        10,117

Federal National Mortgage
   Association (9.7%):
5.91%, 2/1/12                                  988       1,067
5.95%, 3/1/12                                  957       1,044
6.00%, 8/1/16-3/1/32                         4,544       4,689
6.50%, 8/1/17-7/1/32                         9,352       9,724
7.00%, 5/1/22-9/1/31                         3,924       4,119
7.50%, 3/1/27-5/1/29                         1,474       1,572
8.00%, 6/1/12-3/1/30                         5,561       5,979
8.50%, 11/1/17                                  49          54
9.50%, 10/1/21                                 137         152
10.00%, 11/1/13 (c)                            284         317
10.50%, 11/1/13                                285         320
11.00%, 11/1/13                                348         395

                                                        29,432

Government National Mortgage
   Association (1.9%):
6.50%, 7/15/28-10/15/31                      2,242       2,335
7.00%, 9/15/23-4/15/28                       2,057       2,175
8.50%, 12/15/17                                542         596
9.50%, 7/15/09-7/15/25                         442         496

                                                         5,602

Total U.S. Government Mortgage Backed (Cost $43,527)    45,151

                                          Principal
Security Description                        Amount       Value

U.S. Treasury Obligations (4.3%)

U.S. Treasury Bonds (2.1%):
7.50%, 11/15/16                            $   630     $   812
8.75%, 8/15/20                                 718       1,040
8.00%, 11/15/21                              1,397       1,908
7.13%, 2/15/23                                 970       1,223
5.38%, 2/15/31                               1,194       1,260

                                                         6,243

U.S. Treasury Notes (2.2%):
3.63%, 3/31/04                                  19          20
5.88%, 11/15/04                              1,495       1,620
3.25%, 8/15/07                               1,582       1,618
4.38%, 8/15/12                               3,262       3,386

                                                         6,644

Total U.S. Treasury Obligations (Cost $12,151)          12,887

Total Investments (Cost $307,925) (a)-- 99.5%          300,537

Other assets in excess of liabilities-- 0.5%             1,647

NET ASSETS-- 100.0%                                   $302,184



(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                          $ 26,214

     Unrealized depreciation                           (33,602)

     Net unrealized depreciation                      $ (7,388)

(b)  Non-income producing securities.

(c) Segregated as collateral for securities purchased on a "when-issued" basis.

ADR -- American Depositary Receipts

MTN -- Medium Term Note

                      See notes to financial statements.

THE VICTORY PORTFOLIO                                  Schedules of Investments
Convertible Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Commercial Paper (0.9%)

General Electric Capital Corp.,
   1.90%, 11/1/02                        $     543   $     543

Total Commercial Paper (Cost $543)                         543

Common Stocks (0.4%)

Savings & Loans (0.4%):
Washington Mutual, Inc.                      7,500         268

Total Common Stocks (Cost $137)                            268

Convertible Bonds (59.5%)

Advertising (1.4%):
Interpublic Group Cos., Inc.,
   Convertible Subordinated Notes,
   1.87%, 6/1/06,
   Callable 6/5/02 @ 89.67               $   1,325         850

Aerospace/Defense (0.6%):
Kaman Corp.,
   Convertible Subordinated Notes,
   6.00%, 3/15/12, Continuously
   Callable @ 100                              350         336

Apparel (1.5%):
Jones Apparel Group, Inc.,
   Convertible Subordinated Notes,
   0.00%, 2/1/21,
   Callable 2/1/04 @ 55.44                     800         429
Jones Apparel Group, Inc.,
   Convertible Subordinated Notes,
   0.00%, 2/1/21,
   Callable 2/1/04 @ 55.44                     900         483

                                                           912

Automotive (0.9%):
Navistar Financial Corp.,
   Convertible Subordinated Notes,
   4.75%, 4/1/09,
   Callable 4/1/05 @ 102.04                    200         147
Navistar Financial Corp.,
   Convertible Subordinated Notes,
   4.75%, 4/1/09,
   Callable 4/1/05 @ 100                       500         368

                                                           515

Biotechnology (0.9%):
Amgen, Inc.,
   Convertible Subordinated Notes,
   0.00%, 3/1/32,
   Callable 3/1/07 @ 75.54                     315         225
Human Genome Sciences, Inc.,
   Convertible Subordinated Notes,
   3.75%, 3/15/07,
   Callable 3/21/03 @ 101.88                   500         313

                                                           538


                                         Principal
Security Description                        Amount       Value

Broadcasting/Cable (2.5%):
Liberty Media Group,
   Convertible Subordinated Notes,
   4.00%, 11/15/29,
   Callable 11/15/03 @ 100               $     800   $     400
Liberty Media Group,
   Convertible Subordinated Notes,
   4.00%, 11/15/29,
   Callable 11/15/03 @ 100                     900         450
Liberty Media Group,
   Convertible Subordinated Notes,
   3.50%, 1/15/31,
   Callable 1/15/06 @ 100                    1,055         636

                                                         1,486

Computers & Peripherals (0.7%):
Hewlett-Packard Co.,
   Convertible Subordinated Notes,
   0.00%, 10/14/17,
   Callable 10/14/02 @ 62.81                 1,000         409

Electronics (2.0%):
Agilent Technologies, Inc.,
   Convertible Subordinated Notes,
   3.00%, 12/1/21,
   Callable 12/6/04 @ 100                      325         280
Agilent Technologies, Inc.,
   Convertible Subordinated Notes,
   3.00%, 12/1/21,
   Callable 12/6/04 @ 100                       25          22
Cymer, Inc.,
   Convertible Subordinated Notes,
   3.50%, 2/15/09,
   Callable 2/20/05 @ 101.75                   200         174
Cymer, Inc.,
   Convertible Subordinated Notes,
   3.50%, 2/15/09,
   Callable 2/20/05 @ 101.75                   550         477
Thermo Electron Corp.,
   Convertible Subordinated Notes,
   4.00%, 1/15/05,
   Callable 11/29/02 @ 100                     250         241

                                                         1,194

Entertainment (0.7%):
AOL Time Warner, Inc.,
   Convertible Subordinated Notes,
   0.00%, 12/6/19,
   Callable 12/6/04 @ 63.98                    745         393

Financial & Insurance (1.6%):
PMI Group, Inc.,
   Convertible Subordinated Notes,
   2.50%, 7/15/21,
   Callable 7/15/06 @ 100                      900         952


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Convertible Fund                                               October 31, 2002

(Amounts in Thousands)

                                        Principal
Security Description                      Amount       Value

Financial Services (3.5%):
First American Corp.,
   Convertible Subordinated Notes,
   4.50%, 4/15/08,
   Callable 4/15/04 @ 102.25             $     675   $     705
First American Corp.,
   Convertible Subordinated Notes,
   4.50%, 4/15/08,
   Callable 4/15/04 @ 102.25                   100         104
Goldman Sachs Group, Inc.,
   Convertible Subordinated Notes,
   1.00%, 5/24/08,
   Callable 5/24/03 @ 100, MTN                 900         787
JMH Finance Ltd.,
   Convertible Subordinated Notes,
   4.75%, 9/6/07                               480         466

                                                         2,062

Health Care (1.5%):
Health Management Associates, Inc.,
   Convertible Subordinated Notes,
   0.25%, 8/16/20,
   Callable 8/16/03 @ 63.59                  1,300         873

Insurance-- Multi-Line (4.3%):
American International Group, Inc.,
   Convertible Subordinated Notes,
   0.50%, 5/15/07,
   Callable 5/15/03 @ 100                      900         830
Loews Corp.,
   Convertible Subordinated Notes,
   3.13%, 9/15/07,
   Callable 9/15/02 @ 101.56                 1,000         872
Ohio Casualty Corp.,
   Convertible Subordinated Notes,
   5.00%, 3/19/22,
   Callable 3/23/05 @ 102.00                    80          76
Ohio Casualty Corp.,
   Convertible Subordinated Notes,
   5.00%, 3/19/22,
   Callable 3/23/05 @ 100                      170         162
USF&G Corp.,
   Convertible Subordinated Notes,
   0.00%, 3/3/09,
   Callable 3/3/03 @ 76.57                     850         640

                                                         2,580

Machinery (1.0%):
Brooks Automation, Inc.,
   Convertible Subordinated Notes,
   4.75%, 6/1/08,
   Callable 6/6/04 @ 100                       800         595

Medical Equipment & Supplies (0.5%):
Apogent Technologies, Inc.,
   Convertible Subordinated Notes,
   2.25%, 10/15/21,
   Callable 10/20/04 @ 100                     300         296


                                          Principal
Security Description                        Amount       Value

Oil & Gas Exploration,
   Production & Services (6.3%):
Anadarko Petroleum Corp.,
   Convertible Subordinated Notes,
   0.00%, 3/7/20,
   Callable 3/7/03 @ 55.44               $     500   $     303
Devon Energy Corp.,
   Convertible Subordinated Notes,
   4.90%, 8/15/08,
   Callable 8/15/02 @ 103                    1,600       1,593
Kerr-McGee Corp.,
   Convertible Subordinated Notes,
   5.25%, 2/15/10,
   Callable 2/15/05 @ 102.63                 1,150       1,237
Pogo Producing Co.,
   Convertible Subordinated Notes,
   5.50%, 6/15/06,
   Callable 6/15/02 @ 102.20                   350         368
Sunoco, Inc.,
   Convertible Subordinated Notes,
   6.75%, 6/15/12,
   Continuously Callable @ 100                 242         244

                                                         3,745

Pharmaceuticals (6.3%):
Alpharma, Inc.,
   Convertible Subordinated Notes,
   3.00%, 6/1/06,
   Callable 6/16/02 @ 112.67                   500         361
Alza Corp.,
   Convertible Subordinated Notes,
   0.00%, 7/14/14,
   Callable 7/14/02 @ 53.69                    280         420
Alza Corp.,
   Convertible Subordinated Notes,
   0.00%, 7/28/20,
   Callable 7/28/03 @ 60.28                    400         338
Alza Corp.,
   Convertible Subordinated Notes,
   0.00%, 7/28/20,
   Callable 7/28/03 @ 60.28                    250         211
Cephalon, Inc.,
   Convertible Subordinated Notes,
   2.50%, 12/15/06,
   Callable 12/20/04 @ 100                     500         462
Isis Pharmaceuticals, Inc.,
   Convertible Subordinated Notes,
   5.50%, 5/1/09,
   Callable 5/1/05 @ 103.14                    450         395
Teva Pharmaceutical Finance LLC,
   Convertible Subordinated Notes,
   1.50%, 10/15/05,
   Callable 10/15/03 @ 100.38                  900         992
Vertex Pharmaceuticals, Inc.,
   Convertible Subordinated Notes,
   5.00%, 9/19/07,
   Callable 9/19/03 @ 102.86                   500         372


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Convertible Fund                                               October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

Vertex Pharmaceuticals, Inc.,
   Convertible Subordinated Notes,
   5.00%, 9/19/07,
   Callable 9/19/03 @ 102.86             $     250   $     186

                                                         3,737
Real Estate (0.9%):
EOP Operating LP,
   Convertible Subordinated Notes,
   7.25%, 11/15/08,
   Callable 11/15/04 @ 100                     500         518

Restaurants (0.3%):
Brinker International Inc.,
   Convertible Subordinated Notes,
   0.00%, 10/10/21,
   Callable 10/10/04 @ 62.86                   275         178

Retail-- Discount (0.7%):
Costco Wholesale Corp.,
   Convertible Subordinated Notes,
   0.00%, 8/19/17,
   Callable 8/19/02 @ 59.43                    500         401

Retail-- Drug Stores (0.4%):
Duane Reade, Inc.,
   Convertible Subordinated Notes,
   2.15%, 4/16/22,
   Callable 4/16/07 @ 100                      500         241

Retail-- Specialty Stores (1.8%):
TJX Cos., Inc.,
   Convertible Subordinated Notes,
   0.00%, 2/13/21,
   Callable 2/13/07 @ 75.68                  1,300       1,069

Semiconductors (6.1%):
Burr-Brown Corp.,
   Convertible Subordinated Notes,
   4.25%, 2/15/07,
   Callable 2/20/03 @ 102.43                 1,000         994
Burr-Brown Corp.,
   Convertible Subordinated Notes,
   4.25%, 2/15/07,
   Callable 2/20/03 @ 102.43                   300         299
Cypress Semiconductor Corp.,
   Convertible Subordinated Notes,
   4.00%, 2/1/05,
   Callable 2/5/03 @ 101                       900         636
International Rectifier Corp.,
   Convertible Subordinated Notes,
   4.25%, 7/15/07,
   Callable 7/18/03 @ 102.43                   250         199
International Rectifier Corp.,
   Convertible Subordinated Notes,
   4.25%, 7/15/07,
   Callable 7/18/03 @ 102.43                   250         199
LSI Logic Corp.,
   Convertible Subordinated Notes,
   4.25%, 3/15/04,
   Callable 3/15/03 @ 100.85                   900         851


                                          Principal
Security Description                        Amount       Value

LTX Corp.,
   Convertible Subordinated Notes,
   4.25%, 8/15/06,
   Callable 8/19/04 @ 101.70             $     100  $       56
Veeco Instruments, Inc.,
   Convertible Subordinated Notes,
   4.13%, 12/21/08,
   Callable 12/21/04 @ 102.36                  600         426

                                                         3,660

Software & Computer Services (6.5%):
ASML Holding NV,
   Convertible Subordinated Notes,
   4.25%, 11/30/04,
   Callable 12/5/02 @ 101.70                   500         409
First Data Corp.,
   Convertible Subordinated Notes,
   2.00%, 3/1/08,
   Callable 3/1/04 @ 100                     1,195       1,354
Mercury Interactive Corp.,
   Convertible Subordinated Notes,
   4.75%, 7/1/07,
   Callable 7/1/03 @ 102.71                  1,000         851
Rational Software Corp.,
   Convertible Subordinated Notes,
   5.00%, 2/1/07,
   Callable 2/5/03 @ 102.86                  1,000         830
Siebel Systems, Inc.,
   Convertible Subordinated Notes,
   5.50%, 9/15/06,
   Callable 9/15/02 @ 103.14                   350         334
Siebel Systems, Inc.,
   Convertible Subordinated Notes,
   5.50%, 9/15/06,
   Callable 9/15/02 @ 103.14                   100          96

                                                         3,874

Telecommunications (0.8%):
Cox Communications, Inc.,
   Convertible Subordinated Notes,
   3.00%, 3/14/30,
   Callable 3/17/04 @ 100                      200          74
Juniper Networks, Inc.,
   Convertible Subordinated Notes,
   4.75%, 3/15/07,
   Callable 3/15/03 @ 102.71                   600         425

                                                           499

Telecommunications --
   Services & Equipment (3.3%):
CommScope, Inc.,
   Convertible Subordinated Notes,
   4.00%, 12/15/06,
   Callable 12/15/02 @ 102.29                  900         676
CommScope, Inc.,
   Convertible Subordinated Notes,
   4.00%, 12/15/06,
   Callable 12/15/02 @ 102.29                  600         452


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Convertible Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

                                           Shares or
                                           Principal
Security Description                         Amount       Value

Verizon Global Funding Corp.,
   Convertible Subordinated Notes,
   5.75%, 4/1/03,
   Callable 11/29/02 @ 101.15            $     310   $     312
Verizon Global Funding Corp.,
   Convertible Subordinated Notes,
   5.75%, 4/1/03,
   Callable 11/29/02 @ 101.15                  550         553

                                                         1,993

Transportation Services (2.5%):
GATX Corp.,
   Convertible Subordinated Notes,
   7.50%, 2/1/07                               410         401
United Parcel Service, Inc.,
   Convertible Subordinated Notes,
   1.75%, 9/27/07,
   Callable 9/27/03 @ 100                    1,070       1,113

                                                         1,514

Total Convertible Bonds (Cost $39,849)                  35,420

Convertible Preferred Stock (37.9%)

Automotive (5.1%):
Ford Motor Co. Capital Trust II, 6.50%      46,300       1,699
General Motors Corp., Series B, 5.25%       67,100       1,399

                                                         3,098

Banks (1.9%):
Commerce Bancorp, Inc., 5.95%                7,500         420
Commerce Capital Trust II, 5.95%             5,000         280
Washington Mutual, Inc., 5.38%               8,000         419

                                                         1,119

Building Materials (0.9%):
Texas Industries, Inc., 5.50%               17,000         527

Commercial Services (1.8%):
Cendant Corp., 7.75%                        31,000       1,053

Food Products (1.0%):
Suiza Capital Trust II, 5.50%               10,800         575

Household Goods-- Appliances,
   Furnishings & Electronics (2.7%):
Newell Financial Trust I, 5.25%             34,200       1,586

Insurance-- Multi-Line (4.3%):
ACE Ltd., 8.25%                             18,500       1,165
Metlife Capital Trust I, 8.00%              11,550         873
Travelers Property
   Casualty Corp., 4.50%                    26,900         572

                                                         2,610

Mining (0.3%):
Freeport-McMoRan Copper
   & Gold, Inc., 7.00%                      11,500         178

Oil-Integrated Companies (3.7%):
Unocal Capital Trust, 6.25%                 34,000       1,628
Vec Trust I, 7.75%                          19,350         553

                                                          2,181

Security Description                        Shares       Value

Oilfield Services & Equipment (2.8%):
EVI, Inc., 5.00%                            34,000    $  1,696

Paper & Forest Products (2.3%):
International Paper
   Capital Trust, 5.25%                     29,700       1,359

Pipelines (0.7%):
Western Gas Resources, Inc., 2.63%           8,800         429

Publishing (1.7%):
Tribune Co., 2.00%                          14,000         998

Railroads (2.6%):
Union Pacific Capital Trust, 6.25%          30,000       1,523

Real Estate Investment Trusts (2.1%):
Equity Residential Properties Trust,
   Series E, 7.00%                          16,000         428
Simon Property Group, Inc.,
   Series B, 6.50%                           9,000         828

                                                         1,256

Retail -- Specialty Stores (0.3%):
Toys "R" Us, Inc., 6.25%                     5,390         183

Telecommunications (1.5%):
Citizens Communications Co., 6.75%          30,000         556
Motorola, Inc., 7.00%                       10,050         337

                                                           893

Utilities -- Electric (2.2%):
Duke Energy Corp., 8.00%                    10,900         178
FPL Group, Inc., 8.50%                      19,000       1,048
Sempra Energy, 8.50%                         5,000         113

                                                         1,339

Total Convertible Preferred Stock (Cost $24,265)        22,603

RIGHTS (0.0%)

Savings & Loans (0.0%):
Bank United Corp.                           10,017           1

Total RIGHTS (Cost $0)                                       1

Total Investments (Cost $64,794) (a) -- 98.7%           58,835

Other assets in excess of liabilities -- 1.3%              797

NET ASSETS -- 100.0%                                   $59,632

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                             $2,749

     Unrealized depreciation                             (8,708)

     Net unrealized depreciation                        $(5,959)

     Securities in this portfolio may be restricted as to resale to institutional investors only, in accordance with the Securities Act of 1933.

MTN -- Medium Term Note

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Real Estate Fund                                               October 31, 2002

(Amounts in Thousands, Except Shares)

Security Description                        Shares       Value

Common Stock (88.8%)

Real Estate Development (1.5%):
St. Joe Co.                                 14,000   $     409

Real Estate Investment Trusts (87.3%):
Apartments (17.9%):
Apartment Investment & Management
   Co., Class A                             15,727         553
Archstone-- Smith Trust                     31,600         725
AvalonBay Communities, Inc.                 30,000       1,130
BRE Properties, Inc.                        15,000         431
Equity Residential Properties Trust         32,000         759
Gables Residential Trust                    17,000         385
Home Properties of New York, Inc.           20,000         634
Post Properties, Inc.                        5,000         117
Summit Properties, Inc.                     15,500         281

                                                         5,015

Diversified (8.5%):
Cousins Properties, Inc.                    15,500         347
Crescent Real Estate Equities Co.           15,000         221
Duke Realty Corp.                            5,000         122
Highwoods Properties, Inc.                  10,000         200
Vornado Realty Trust                        41,000       1,507

                                                         2,397

Forest Products (1.6%):
Plum Creek Timber Co., Inc.                 20,000         452

Health Care (3.2%):
Health Care Property Investors, Inc.        21,000         907

Hotels (2.1%):
Host Marriott Corp.                         35,000         287
Meristar Hospitality Corp.                  40,000         304

                                                           591

Industrial Development (8.7%):
AMB Property Corp.                          40,000       1,072
EastGroup Properties, Inc.                  10,000         243
ProLogis                                    47,000       1,137

                                                         2,452

Office (34.0%):
Alexandria Real Estate Equities, Inc.       21,000         882
AmeriVest Properties, Inc.                 133,500         748
Arden Realty, Inc.                          25,000         535
Boston Properties, Inc.                     48,000       1,713
Brandywine Realty Trust                     58,000       1,159
CarrAmerica Realty Corp.                    28,000         665
Corporate Office Properties Trust           30,000         404
Equity Office Properties Trust              79,000       1,901
Keystone Property Trust                     30,000         497
Parkway Properties, Inc.                     8,000         268
SL Green Realty Corp.                       25,000         730

                                                         9,502

                                          Shares or
                                         Principal
Security Description                        Amount       Value

Shopping Centers (11.3%):
General Growth Properties, Inc.             20,000   $     962
Kimco Realty Corp.                          33,000       1,000
Simon Property Group, Inc.                  35,000       1,195

                                                         3,157

Total Common Stocks (Cost $25,481)                      24,882

Convertible Preferred Stock (3.7%)

Real Estate Investment Trusts (3.7%):
Apartments (1.5%):
Equity Residential Properties
   Trust, Series G, 7.25%                   18,000         426

Diversified (1.7%):
Crescent Real Estate Equities Co.,
   Series A, 6.75%                          10,000         176
Reckson Associates Realty Corp.,
   Series A, 7.63%                          13,000         279

                                                           455

Shopping Centers (0.5%):
General Growth Properties, Inc.,
   Series A, 7.25%                           5,000         154

Total Convertible Preferred Stock (Cost $1,102)          1,035

Preferred Stocks (0.9%)

Real Estate Investment Trusts (0.9%):
Apartments (0.9%):
BRE Properties, Inc.                        10,000         256

Total Preferred Stocks (Cost $257)                         256

U.S. Government Agencies (6.6%)

Student Loan Marketing Assoc. (6.6%):
1.52%, 11/1/02                            $  1,854       1,854

Total U.S. Government Agencies (Cost $1,854)             1,854

Total Investments (Cost $28,694) (a) -- 100.0%          28,027

Other assets in excess of liabilities -- 0.0%               10

NET ASSETS -- 100.0%                                   $28,037

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $ 1,525

     Unrealized depreciation                            (2,192)

     Net unrealized depreciation                      $   (667)

                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                     Balanced          Convertible      Real Estate
                                                                       Fund               Fund             Fund

ASSETS:
Investments, at value (Cost $307,925; $64,794; $28,694)               $300,537           $58,835          $28,027
Collateral received for securities on loan                              84,258                --               --
Cash                                                                        10                10               10
Interest and dividends receivable                                        1,388               415               20
Receivable from brokers for investments sold                             2,949               421               --
Receivable from distributor                                                 --                 2                5
Reclaims receivable                                                          6                --               --
Prepaid expenses and other assets                                           18                11               16

         Total Assets                                                  389,166            59,694           28,078

LIABILITIES:
Payable to brokers for investments purchased                             2,404                --               --
Payable for return of collateral received                               84,258                --               --
Accrued expenses and other payables:
     Investment advisory fees                                              178                38               15
     Administration fees                                                     2                 1               --
     Custodian fees                                                         42                 4                3
     Transfer agent fees                                                    13                 5                3
     Shareholder service fees-- Class A                                     64                 8               --
     12b-1 Fees-- Class G                                                    1                 1                2
     Other                                                                  20                 5               18

         Total Liabilities                                              86,982                62               41

NET ASSETS:
Capital                                                                327,424            72,534           29,331
Accumulated net investment income                                           97                96              274
Net unrealized (depreciation) from investments                          (7,851)           (5,959)            (667)
Net unrealized appreciation from translation of assets
   and liabilities in foreign currencies                                   465                --               --
Accumulated undistributed net realized losses from
   investment transactions and foreign currency transactions           (17,951)           (7,039)            (901)

         Net Assets                                                   $302,184           $59,632          $28,037

Net Assets
     Class A                                                          $298,643           $58,115          $23,754
     Class C                                                                --                --              242
     Class G                                                             3,541             1,517            4,041

         Total                                                        $302,184           $59,632          $28,037

Outstanding units of beneficial interest (shares)
     Class A                                                            28,490             5,789            1,993
     Class C                                                                --                --               20
     Class G                                                               337               150              340

         Total                                                          28,827             5,939            2,353

Net asset value
     Redemption price per share-- Class A                             $  10.48           $ 10.04          $ 11.92
     Offering and redemption price per share-- Class C                      --                --          $ 11.91
     Offering and redemption price per share-- Class G                $  10.49           $ 10.09          $ 11.89

Maximum sales charge-- Class A                                            5.75%             5.75%            5.75%

Maximum offering price per share (100%/(100%-maximum sales charge)
   of net asset value adjusted to nearest cent)-- Class A             $  11.12           $ 10.65          $ 12.65


                      See notes to financial statements.


                                                      Statements of Operations
The Victory Portfolios                     For the Year Ended October 31, 2002

(Amounts in Thousands)

                                                                                                               Real
                                                                         Balanced         Convertible         Estate
                                                                           Fund              Fund              Fund

Investment Income:
Interest income                                                         $   7,991           $ 1,397         $      53
Dividend income                                                             3,897             1,811             1,172
Foreign tax withholding                                                       (26)               --                --
Income from securities lending                                                 88                --                --

     Total Income                                                          11,950             3,208             1,225

Expenses:
Investment advisory fees                                                    2,504               546               193
Administration fees                                                           452                96                31
Shareholder service fees-- Class A                                            863               177                49
12b-1 fees-- Class C                                                           --                --                 1
12b-1 fees-- Class G                                                           16                 9                15
Accounting fees                                                               136                60                56
Custodian fees                                                                196                25                14
Legal and audit fees                                                           35                 8                 5
Trustees' fees and expenses                                                    13                 3                 1
Transfer agent fees                                                           102                38                22
Registration and filing fees                                                   28                24                21
Printing fees                                                                   9                 9                 2
Other                                                                          24                 5                 2

     Total Expenses                                                         4,378             1,000               412

Expenses voluntarily reduced                                                 (243)               (9)              (43)

     Expenses before reimbursement from distributor                         4,135               991               369
     Expenses reimbursed by distributor                                       (18)              (25)              (21)

     Net Expenses                                                           4,117               966               348

Net Investment Income                                                       7,833             2,242               877

Realized/Unrealized Gains (Losses) from Investments
   and Foreign Currencies:
Net realized gains (losses) from investment transactions                  (15,541)           (6,800)               62
Net realized losses from foreign currency transactions                        (44)               --                --
Net change in unrealized appreciation/depreciation from investments       (20,039)           (1,928)           (1,615)
Net change in unrealized appreciation/depreciation from translation
   of assets and liabilities in foreign currencies                              6                --                --

Net realized/unrealized losses from investments and foreign currencies    (35,618)           (8,728)           (1,553)

Change in net assets resulting from operations                          $ (27,785)          $(6,486)        $    (676)


                      See notes to financial statements.



The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                      Balanced                    Convertible                   Real Estate
                                                        Fund                         Fund                          Fund

                                                Year           Year           Year           Year          Year           Year
                                                Ended          Ended          Ended          Ended         Ended          Ended
                                             October 31,    October 31,    October 31,    October 31,   October 31,    October 31,
                                                2002           2001           2002           2001          2002           2001

From Investment Activities:
Operations:
     Net investment income                   $   7,833        $  9,514      $  2,242       $  2,494      $    877        $   771
     Net realized gains (losses) from
       investment transactions                 (15,541)         21,125        (6,800)          (239)           62          1,043
     Net realized losses from
       foreign currency transactions               (44)            (75)           --             --            --             --
     Net change in unrealized appreciation/
       (depreciation) from investments         (20,039)        (58,116)       (1,928)        (9,725)       (1,615)          (438)
     Net change in unrealized appreciation/
       (depreciation) from translation
       of assets and liabilities
       in foreign currencies                         6              (1)           --             --            --             --

Change in net assets resulting
   from operations                             (27,785)        (27,553)       (6,486)        (7,470)         (676)         1,376

Distributions to Shareholders:
     From net investment income by class:
         Class A                                (8,488)         (9,311)       (2,132)        (2,595)         (625)          (587)
         Class C                                    --              --            --             --            (2)            --
         Class G                                   (69)            (34)          (45)           (24)          (74)           (12)
     From net realized gains from
       investment transactions
       and foreign currencies                  (21,283)        (27,017)           --        (10,650)           --             --

Change in net assets from
   distributions to shareholders               (29,840)        (36,362)       (2,177)       (13,269)         (701)          (599)

Capital Transactions:
     Proceeds from shares issued                51,697          69,858        18,703         47,217        25,167          7,086
     Dividends reinvested                       27,798          33,818         1,505          9,533           324            290
     Cost of shares redeemed                  (108,165)        (65,029)      (29,204)       (55,458)      (13,423)        (4,746)

Change in net assets
   from capital transactions                   (28,670)         38,647        (8,996)         1,292        12,068          2,630

Change in net assets                           (86,295)        (25,268)      (17,659)       (19,447)       10,691          3,407

Net Assets:
     Beginning of period                       388,479         413,747        77,291         96,738        17,346         13,939

     End of period                           $ 302,184        $388,479      $ 59,632       $ 77,291      $ 28,037        $17,346

Share Transactions:
     Issued                                      4,399           5,287         1,690          3,825         1,949            584
     Reinvested                                  2,360           2,549           138            775            25             24
     Redeemed                                   (9,400)         (4,954)       (2,703)        (4,558)       (1,051)          (391)

Change in Shares                                (2,641)          2,882          (875)            42           923            217


                      See notes to financial statements.



The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                             Balanced Fund

                                                            Class A Shares


                                        Year        Year        Year         Year        Year
                                        Ended       Ended       Ended        Ended       Ended
                                      October 31, October 31, October 31,  October 31, October 31,
                                        2002        2001        2000         1999        1998

Net Asset Value,
   Beginning of Period               $  12.35    $  14.47    $  15.10     $  14.67    $  13.87

Investment Activities
     Net investment income               0.26        0.30        0.33         0.32        0.37
     Net realized and unrealized
       gain (loss) on investments
       and foreign currency
       transactions                     (1.17)      (1.17)       0.62         1.34        1.54

         Total from
         Investment Activities          (0.91)      (0.87)       0.95         1.66        1.91

Distributions
     Net investment income              (0.28)      (0.30)      (0.34)       (0.31)      (0.37)
     In excess of net
       investment income                   --          --       (0.01)          --          --
     Net realized gains                 (0.68)      (0.95)      (1.23)       (0.92)      (0.74)

         Total Distributions            (0.96)      (1.25)      (1.58)       (1.23)      (1.11)

Net Asset Value, End of Period       $  10.48    $  12.35    $  14.47     $  15.10    $  14.67

Total Return (excludes sales charge)    (8.05)%     (6.50)%      6.74%       11.73%      14.55%

Ratios/Supplemental Data:
Net Assets at end of period (000)    $298,643    $386,284    $412,606     $422,586    $418,807
Ratio of expenses to
   average net assets <F6>               1.17%       1.25%       1.27%        1.27%       1.27%
Ratio of net investment income
   to average net assets <F6>            2.25%       2.30%       2.36%        2.13%       2.54%
Ratio of expenses to
   average net assets<F1>                1.24%       1.32%       1.35%        1.50%       1.50%
Ratio of net investment income
   to average net assets<F1>             2.18%       2.23%       2.28%        1.90%       2.31%
Portfolio turnover <F7>                   103%        116%        140%         177%        231%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Less than $0.01 per share.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses (excluding certain items) of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2012.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                   Balanced Fund

                                                  Class G Shares

                                                                December 15,
                                        Year         Year          1999
                                        Ended        Ended        through
                                      October 31,  October 31,   October 31,
                                        2002         2001        2000<F2>

Net Asset Value,
   Beginning of Period                 $12.36       $14.49      $13.92

Investment Activities
     Net investment income               0.20         0.26        0.30
     Net realized and unrealized
       gain (loss) on investments
       and foreign currency
       transactions                     (1.15)       (1.18)       0.57

         Total from
         Investment Activities          (0.95)       (0.92)       0.87

Distributions
     Net investment income              (0.24)       (0.26)      (0.30)
     In excess of net
       investment income                   --           --          --<F3>
     Net realized gains                 (0.68)       (0.95)         --

         Total Distributions            (0.92)       (1.21)      (0.30)

Net Asset Value, End of Period         $10.49       $12.36      $14.49

Total Return (excludes sales charge)    (8.40)%      (6.86)%      6.32%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)      $3,541       $2,195      $1,141
Ratio of expenses to
   average net assets <F6>               1.58%        1.59%       1.57%<F5>
Ratio of net investment income
   to average net assets <F6>            1.87%        1.95%       2.04%<F5>
Ratio of expenses to
   average net assets<F1>                2.21%        2.42%       3.95%<F5>
Ratio of net investment income
   to average net assets<F1>             1.24%        1.12%      (0.34)%<F5>
Portfolio turnover <F7>                   103%         116%        140%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Less than $0.01 per share.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses (excluding certain items) of the Class G Shares of the Fund at a maximum of 2.00% until at least February 28, 2012.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                                      Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                             Convertible Fund

                                                                              Class A Shares
                                                                                                      Eleven
                                             Year          Year           Year          Year          Months               Year
                                             Ended         Ended          Ended         Ended         Ended               Ended
                                          October 31,   October 31,    October 31,   October 31,    October 31,       November 30,
                                             2002          2001           2000          1999          1998<F2>            1997

Net Asset Value, Beginning of Period       $ 11.34       $ 14.29       $ 12.99       $ 12.22       $  14.33           $  13.55

Investment Activities
     Net investment income                    0.34          0.33          0.54          0.67           0.58               0.62
     Net realized and unrealized gain
       (loss) on investments                 (1.31)        (1.40)         1.97          0.83          (1.08)              1.43

         Total from Investment
           Activities                        (0.97)        (1.07)         2.51          1.50          (0.50)              2.05

Distributions
     Net investment income                   (0.33)        (0.35)        (0.58)        (0.70)         (0.54)             (0.65)
     Net realized gains                         --         (1.53)        (0.63)        (0.03)         (1.07)             (0.62)

         Total Distributions                 (0.33)        (1.88)        (1.21)        (0.73)         (1.61)             (1.27)

Net Asset Value, End of Period             $ 10.04       $ 11.34       $ 14.29       $ 12.99       $  12.22           $  14.33

Total Return (excludes sales charge)         (8.74)%       (8.22)%       20.57%        12.46%         (3.69)%<F4>        16.26%

Ratios/Supplemental Data:
Net Assets at end of period (000)          $58,115       $74,930       $96,451       $79,655       $108,069           $104,982
Ratio of expenses to
   average net assets <F6>                    1.32%         1.26%         1.24%         1.24%          1.20%<F5>          1.34%
Ratio of net investment income
   to average net assets <F6>                 3.08%         2.76%         4.01%         4.94%          4.60%<F5>          4.75%
Ratio of expenses to
   average net assets<F1>                     1.34%         1.32%         1.24%         <F8>           <F8>               <F8>
Ratio of net investment income
    to average net assets<F1>                 3.06%         2.70%         4.01%         <F8>           <F8>               <F8>
Portfolio turnover <F7>                         50%           72%           95%           73%            77%                77%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the Advisor has agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund will not exceed 2.00% until at least February 28, 2012.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no voluntary fee reductions during the period.





The Victory Portfolios                                      Financial Highlights

For a Share Outstanding Throughout Each Period


                                                       Convertible Fund

                                                        Class G Shares
                                                                         December 21,
                                               Year         Year            1999
                                              Ended        Ended          through
                                           October 31,  October 31,     October 31,
                                              2002          2001          2000<F3>

Net Asset Value, Beginning of Period      $11.38         $14.34         $12.56

Investment Activities
     Net investment income                  0.31           0.30           0.54
     Net realized and unrealized gain
       (loss) on investments               (1.30)         (1.41)          1.82

         Total from Investment
           Activities                      (0.99)         (1.11)          2.36

Distributions
     Net investment income                 (0.30)         (0.32)         (0.58)
     Net realized gains                       --          (1.53)            --

         Total Distributions               (0.30)         (1.85)         (0.58)

Net Asset Value, End of Period            $10.09         $11.38         $14.34

Total Return (excludes sales charge)       (8.90)%        (8.48)%        19.07%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)         $1,517         $2,361         $  287
Ratio of expenses to
   average net assets <F6>                  1.60%          1.59%          1.55%<F5>
Ratio of net investment income
   to average net assets <F6>               2.81%          2.06%          3.18%<F5>
Ratio of expenses to
   average net assets<F1>                   2.39%          2.81%         13.40%<F5>
Ratio of net investment income
    to average net assets<F1>               2.02%          0.84%         (8.67)%<F5>
Portfolio turnover <F7>                       50%            72%            95%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the Advisor has agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class G Shares of the Fund will not exceed 2.00% until at least February 28, 2012.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no voluntary fee reductions during the period.


                      See notes to financial statements.



The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                 Real Estate Fund

                                                                  Class A Shares

                                                Year           Year          Year         Year         Year
                                                Ended          Ended         Ended        Ended        Ended
                                             October 31,     October 31,  October 31,  October 31,  October 31,
                                                2002           2001          2000         1999         1998

Net Asset Value, Beginning of Period          $ 12.13       $ 11.49       $  9.70       $ 10.19       $ 12.07

Investment Activities
     Net investment income                       0.41          0.55          0.57          0.52          0.50
     Net realized and unrealized gain
       (loss) on investments                    (0.22)         0.54          1.63         (0.50)        (1.90)

         Total from Investment
           Activities                            0.19          1.09          2.20          0.02         (1.40)

Distributions
     Net investment income                      (0.40)        (0.45)        (0.41)        (0.51)        (0.44)
     Net realized gains                            --            --            --            --         (0.04)

         Total Distributions                    (0.40)        (0.45)        (0.41)        (0.51)        (0.48)

Net Asset Value, End of Period                $ 11.92       $ 12.13       $ 11.49       $  9.70       $ 10.19

Total Return (excludes sales charge)             1.37%         9.48%        23.04%         0.03%       (11.91)%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $23,754       $16,660       $13,864       $14,205       $16,624
Ratio of expenses to
   average net assets <F5>                       1.40%         1.39%         1.40%         1.16%         0.83%
Ratio of net investment income
   to average net assets <F5>                    3.68%         4.83%         4.92%         4.92%         4.95%
Ratio of expenses to
   average net assets<F1>                        1.61%         1.77%         1.77%         1.91%         1.95%
Ratio of net investment income
    to average net assets<F1>                    3.47%         4.45%         4.55%         4.17%         3.83%
Portfolio turnover <F6>                            23%           75%           73%           62%           53%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Fund will not exceed 2.00% until at least February 28,2012. Also, the Advisor has agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.20%, until at least February 28, 2005 and 2.50% until at least February 28, 2012.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.





The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                             Real Estate Fund

                                                   Class C Shares          Class G Shares

                                                March 1,                           December 15,
                                                 2002       Year          Year        1999
                                                through     Ended         Ended      through
                                             October 31,  October 31,  October 31,  October 31,
                                               2002<F2>     2002          2001       2000<F2>

Net Asset Value, Beginning of Period          $12.80       $12.10       $11.49       $  9.18

Investment Activities
     Net investment income                      0.32         0.47         0.45          0.46
     Net realized and unrealized gain
       (loss) on investments                   (0.99)       (0.31)        0.58          2.25

         Total from Investment
           Activities                          (0.67)        0.16         1.03          2.71

Distributions
     Net investment income                     (0.22)       (0.37)       (0.42)        (0.40)
     Net realized gains                           --           --           --            --

         Total Distributions                   (0.22)       (0.37)       (0.42)        (0.40)

Net Asset Value, End of Period                $11.91       $11.89       $12.10       $11.49

Total Return (excludes sales charge)           (5.39)%<F3>   1.11%        8.97%        29.92%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)             $  242       $4,041       $  686       $    75
Ratio of expenses to
   average net assets <F5>                      2.15%<F4>    1.75%        1.75%         1.65%<F4>
Ratio of net investment income
   to average net assets <F5>                   3.36%<F4>    3.31%        4.58%         4.40%<F4>
Ratio of expenses to
   average net assets<F1>                       3.38%<F4>    2.35%        6.78%        31.78%<F4>
Ratio of net investment income
    to average net assets<F1>                   2.13%<F4>    2.71%       (0.45)%      (25.73)%<F4>
Portfolio turnover <F6>                           23%          23%          75%           73%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Fund will not exceed 2.00% until at least February 28,2012. Also, the Advisor has agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.20%, until at least February 28, 2005 and 2.50% until at least February 28, 2012.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Intermediate Income Fund                      October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

Asset Backed Securities (8.3%)

American Housing Trust,
   Series VIII, Class K,
   9.00%, 1/25/21                          $   560    $    584
Bank One Issuance Trust,
   Series 2002-A2, Class A2,
   4.16%, 1/15/08                              810         845
Caterpillar Financial Asset Trust,
   Series 2001-A, Class A3,
   4.85%, 4/25/07                            3,231       3,316
Chase Manhattan Auto Owner Trust,
   Series 2001-A, Class A4,
   5.07%, 2/15/08                            1,512       1,598
CIT Equipment Collateral,
   Series 2001-A, Class A4,
   4.84%, 9/20/12                              660         692
Citibank Credit Card Issuance Trust,
   Series 2002-A1, Class A1,
   4.95%, 2/9/09                               970       1,036
Daimler Chrysler Auto Trust,
   Series 2000-C, Class A3,
   6.82%, 9/6/04                               967         981
Discover Card Master Trust I,
   Series 2001-6, Class A,
   5.75%, 12/15/08                           1,360       1,482
DVI Receivables Corp.,
   Series 2001-2, Class A4,
   4.61%, 11/11/09                           1,350       1,415
Ford Credit Auto Owner Trust,
   Series 2000-F,
   6.56%, 5/15/04                            1,120       1,144
Ford Credit Auto Owner Trust,
   Series 2001-B, Class A5,
   5.36%, 6/15/05                            3,410       3,559
Honda Auto Receivables Owner Trust,
   Series 2001-1, Class A4,
   5.56%, 6/19/06                              758         790
JCP&L Transition Funding LLC,
   Series 2002-A, Class A1,
   4.19%, 12/5/09                            1,950       2,032
MBNA Credit Card Master Note Trust,
   Series 2001-A1, Class A1,
   5.75%, 10/15/08                           2,185       2,390
MBNA Master Credit Card Trust,
   Series 1999-M, Class A,
   6.60%, 4/16/07                            1,380       1,502
Residential Asset Securities Corp.,
   Series 1999- KS3, Class A4,
   7.38%, 12/25/25                           1,200       1,252
Structured Asset Securities Corp.,
   Series 2001-8A, Class 1A1,
   8.00%, 5/25/31                            2,283       2,372

Total Asset Backed Securities (Cost $25,799)            26,990


                                          Principal
Security Description                        Amount       Value

Collateralized Mortgage Obligations (16.4%)

Banc of America Commercial Mortgage,
   Inc., Series 2001-1, Class A2,
   6.50%, 4/15/36                          $ 5,000    $  5,601
Commercial Mortgage Acceptance Corp.,
   Series 1998-C2, Class A2,
   6.03%, 9/15/30                            5,400       5,913
CS First Boston Mortgage Securities Corp.,
   Series 2001-CP4, Class A4,
   6.18%, 12/15/35                           5,000       5,491
Fannie Mae Grantor Trust,
   Series 2002-T16, Class A3,
   7.50%, 7/25/42                            1,637       1,775
Fannie Mae Whole Loan,
   Series 2002-W7, Class A5,
   7.50%, 2/25/29                            2,651       2,864
First Union National Bank Commercial
   Mortgage, Series 2001-C2, Class A1,
   6.20%, 1/12/43                            1,557       1,692
GE Capital Commercial Mortgage Corp.,
   Series 2001-2, Class A3,
   6.03%, 8/11/33                            5,000       5,499
Government National Mortgage Association,
   Series 2002-53, Class AH,
   8.00%, 1/16/17                            2,128       2,399
Government National Mortgage Association,
   Series 2001-12, Class B,
   6.09%, 6/16/21                            9,530      10,353
Government National Mortgage Association,
   Series 2001-34, Class A,
   5.48%, 11/16/15                           4,735       4,990
LB Commercial Conduit Mortgage Trust,
   Series 1999-C1, Class A1,
   6.41%, 6/15/31                              905         979
Mortgage Capital Funding, Inc.,
   Series 1998-MC2, Class A2,
   6.42%, 6/18/30                            2,917       3,247
Wachovia Asset Securitization, Inc.,
   Series 2002-1, Class 1A1,
   6.25%, 10/25/33                           2,746       2,825

Total Collateralized Mortgage
Obligations (Cost $50,666)                              53,628

Commercial Paper (2.7%)

General Electric Capital Corp.,
   1.90%, 11/1/02                            8,859       8,859

Total Commercial Paper (Cost $8,859)                     8,859

Corporate Bonds (43.7%)

Banks (8.1%):
Bank of America Corp.,
   7.80%, 2/15/10                            2,560       3,015
Bank One Corp.,
   6.88%, 8/1/06                             2,010       2,252
BB&T Corp.,
   4.75%, 10/1/12                            3,538       3,495


                      See notes to financial statements.

Intermediate Income Fund                      October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

European Investment Bank,
   7.13%, 9/18/06                          $ 5,658    $  6,490
First Union National Bank,
   7.80%, 8/18/10                            2,138       2,568
International Bank for Reconstruction
   and Development, 4.13%, 8/12/09           2,017       2,071
Marshall & Ilsley Bank,
   4.13%, 9/4/07                             2,827       2,899
US Bancorp,
   5.10%, 7/15/07, MTN                       3,250       3,459

                                                        26,249
Chemicals -- General (0.6%):
Praxair, Inc., 6.63%, 10/15/07               1,650       1,863

Computers & Peripherals (0.6%):
International Business Machines Corp.,
   4.25%, 9/15/09                            2,045       2,030

Cosmetics & Toiletries (0.5%):
Proctor & Gamble Co., 4.30%, 8/15/08         1,618       1,681

Financial Services (12.7%):
Boeing Capital Corp.,
   5.65%, 5/15/06                            4,300       4,407
Caterpillar Financial Services Corp.,
   5.95%, 5/1/06                             2,455       2,664
Ford Motor Credit Co.,
   6.13%, 4/28/03                            3,815       3,816
Ford Motor Credit Co.,
   6.50%, 1/25/07                            3,630       3,288
General Electric Capital Corp.,
   5.88%, 2/15/12, MTN                       1,895       1,994
General Motors Acceptance Corp.,
   6.75%, 1/15/06                            2,625       2,600
Goldman Sachs Group, Inc.,
   5.70%, 9/1/12                             2,425       2,481
John Deere BV,
   5.88%, 4/6/06                             2,290       2,464
John Deere Capital Corp.,
   7.00%, 3/15/12                            3,759       4,271
Lehman Brothers Holdings, Inc.,
   7.88%, 8/15/10                            1,355       1,568
Morgan Stanley Group, Inc.,
   6.88%, 3/1/07                             2,162       2,406
National Rural Utilities,
   5.75%, 8/28/09                            2,910       2,990
Verizon Global Funding Corp.,
   7.25%, 12/1/10                            2,306       2,496
Wells Fargo Financial, Inc.,
   6.13%, 4/18/12                            3,783       4,132

                                                        41,577
Food -- Retail (0.7%):
Albertson's, Inc., 6.55%, 8/1/04 (b)         2,091       2,222

Food Products (1.6%):
Kellogg Co., 6.60%, 4/1/11                   3,417       3,835
Kraft Foods, Inc., 6.25%, 6/1/12             1,195       1,326

                                                         5,161


                                          Principal
Security Description                        Amount       Value

Governments -- Foreign (2.1%):
Province of Manitoba, 4.25%, 11/20/06      $ 3,682    $  3,842
Province of Ontario, 3.50%, 9/17/07          2,850       2,865

                                                         6,707

Insurance (2.0%):
Allstate Corp., 5.38%, 12/1/06               2,445       2,589
St. Paul Cos., Inc., 5.75%, 3/15/07          3,911       4,018

                                                         6,607

Media (2.3%):
AOL Time Warner, Inc., 6.13%, 4/15/06          813         804
TCI Communications, Inc., 6.38%, 5/1/03      2,020       2,012
Time Warner, Inc., 8.11%, 8/15/06            1,273       1,311
Viacom, Inc., 5.63%, 5/1/07                  2,420       2,596
Walt Disney Co., 5.38%, 6/1/07                 725         757

                                                         7,480

Oil & Gas Exploration,
   Production & Services (1.5%):
Kerr-McGee Corp., 6.88%, 9/15/11               940       1,053
Union Oil Co. of California,
   7.20%, 5/15/05                            2,230       2,448
Valero Energy Corp., 6.88%, 4/15/12          1,580       1,523

                                                         5,024

Paper & Forest Products (2.3%):
International Paper Co., 8.13%, 7/8/05       6,565       7,387

Pharmaceuticals (1.3%):
Wyeth, 7.90%, 2/15/05                        4,000       4,361

Pipelines (0.4%):
Kinder Morgan Energy Partners LP,
   8.00%, 3/15/05                            1,045       1,143

Railroads (0.9%):
Norfolk Southern Corp., 7.35%, 5/15/07       2,580       2,943

Retail (0.7%):
Target Corp., 5.38%, 6/15/09                 2,075       2,200

Semiconductors (0.6%):
Texas Instruments, Inc., 7.00%, 8/15/04      1,691       1,806

Telecommunications (2.2%):
AT&T Corp., 7.30%, 11/15/11                  2,390       2,342
Citizens Communications Co.,
   8.50%, 5/15/06                              755         763
SBC Communications, Inc.,
   6.25%, 3/15/11                            1,283       1,391
Sprint Capital Corp., 5.70%, 11/15/03        2,925       2,810

                                                         7,306

Telecommunications -- Equipment (0.2%):
Motorola, Inc., 8.00%, 11/1/11                 670         659

Utilities -- Electric (2.4%):
Constellation Energy Group, Inc.,
   6.35%, 4/1/07                             1,630       1,642
Constellation Energy Group, Inc.,
   7.00%, 4/1/12                               550         542
FirstEnergy Corp., 6.45%, 11/15/11             820         764
Progress Energy, Inc., 6.55%, 3/1/04           970         990


                      See notes to financial statements.

Intermediate Income Fund                      October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

Progress Energy, Inc., 7.10%, 3/1/11       $ 1,257    $  1,288
Wisconsin Energy Corp., 5.88%, 4/1/06        2,371       2,568

                                                         7,794

Total Corporate Bonds (Cost $138,546)                  142,200

U.S. Government Agencies (9.3%)

Federal Home Loan Bank (4.2%):
4.50%, 7/7/03                                8,320       8,487
3.25%, 8/15/05                               5,000       5,110

                                                        13,597

Federal National Mortgage
   Association (4.5%):
3.13%, 8/15/05, Callable 8/15/03 @ 100       1,155       1,164
2.88%, 10/15/05                              1,505       1,519
5.00%, 3/12/07, Callable 3/12/03 @ 100       2,910       2,947
5.25%, 3/22/07, Callable 3/22/04 @ 100       3,947       4,131
5.25%, 1/15/09                               1,000       1,083
4.00%, 2/14/13, Callable 2/14/03 @ 100       3,987       4,007

                                                        14,851

Small Business Administration (0.4%):
Small Business Administration,
   Series 1999-20D, Class 1,
   6.15%, 4/1/19                             1,156       1,263

U.S. Government Loan Trust (0.2%):
U.S. Government Loan Trust -- Israel,
   Series 1-B, 8.50%, 4/1/06                   425         492

Total U.S. Government Agencies (Cost $29,681)           30,203

U.S. Government Mortgage Backed (9.1%)

Federal Home Loan Mortgage Corp. (1.0%):
6.00%, 2/1/13                                  625         656
8.00%, 6/1/17, POOL# 555381                  1,512       1,630
8.50%, 7/1/21                                  103         112
7.50%, 4/1/28                                  191         203
7.00%, 10/1/28                                  79          82
8.50%, 4/1/29                                   15          17
7.50%, 11/1/29                                  21          23
7.00%, 1/1/30                                  398         421
7.50%, 8/1/30                                    9          10

                                                         3,154

Federal National Mortgage
   Association (6.7%):
6.00%, 9/1/11                               10,489      11,516
8.00%, 11/1/12                                 333         356
10.00%, 11/1/13                                564         629
10.50%, 11/1/13                                198         223
11.00%, 11/1/13                                320         363
8.00%, 11/1/19                                 709         760
9.50%, 10/1/21                                 395         438
7.00%, 10/1/26                                 423         444
7.50%, 3/1/27                                  594         634


                                          Principal
Security Description                        Amount       Value

7.50%, 11/1/27                             $   792    $    844
6.50%, 9/1/28                                  139         145
6.00%, 12/1/28                                 315         325
7.50%, 12/1/28                                 106         112
7.50%, 5/1/29                                  124         131
7.50%, 11/1/29                                  37          40
7.00%, 12/1/29                                 368         385
8.00%, 2/1/30                                  511         550
8.00%, 3/1/30                                  228         246
8.50%, 4/1/31                                  440         471
7.00%, 7/1/31                                1,733       1,818
7.00%, 9/1/31                                1,641       1,721

                                                        22,151

Government National Mortgage
   Association (1.4%):
9.50%, 12/15/09                              1,338       1,479
9.00%, 2/15/17                                 219         243
8.50%, 12/15/17                                472         519
8.50%, 12/15/17                                 75          82
7.00%, 9/15/23                                  51          55
7.00%, 11/15/23                                 60          64
7.00%, 12/15/23                                779         826
9.50%, 7/15/25                                 530         596
7.00%, 12/15/25                                484         511
7.50%, 12/15/27                                 28          30
7.50%, 4/15/29                                  61          65

                                                         4,470


Total U.S. Government Mortgage Backed (Cost $28,302)    29,775

U.S. Treasury Obligations (9.5%)

U.S. Treasury Notes (9.5%):
5.75%, 4/30/03                               2,596       2,653
3.63%, 3/31/04                               6,000       6,179
5.88%, 11/15/04                              6,260       6,782
4.63%, 5/15/06                               1,400       1,508
3.25%, 8/15/07                               8,097       8,283
4.38%, 8/15/12                               5,420       5,627

Total U.S. Treasury Obligations (Cost $30,674)          31,032

Total Investments (Cost $312,527) (a) -- 99.0%         322,687

Other assets in excess of liabilities -- 1.0%            3,347

NET ASSETS -- 100.0%                                  $326,034


(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $11,040

     Unrealized depreciation                              (880)

     Net unrealized appreciation                       $10,160

(b) Segregated as collateral for securities purchased on a "when-issued" basis.

MTN -- Medium Term Note


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Fund for Income                               October 31, 2002

(Amounts in Thousands)

                                          Principal
Security Description                        Amount       Value

Government National Mortgage Assoc. (93.0%)

Collateralized Mortgage
   Obligations (6.9%):
Government National Mortgage Assoc.,
   Series 1996-21, Class J,
   7.00%, 7/16/13                         $  2,147    $  2,287
Government National Mortgage Assoc.,
   Series 1999-22, Class VB,
   7.00%, 11/20/14                           3,000       3,252
Government National Mortgage Assoc.,
   Series 1998-4, Class P,
   9.00%, 3/20/22                              155         156
Government National Mortgage Assoc.,
   Series 1998-13, Class DB,
   9.00%, 4/20/22                              121         122
Government National Mortgage Assoc.,
   Series 1999-41, Class PB,
   7.25%, 7/16/22                            1,000       1,031
Government National Mortgage Assoc.,
   Series, 1995-4, Class CQ,
   8.00%, 6/20/25                              109         117
Government National Mortgage Assoc.,
   Series 1996-9, Class PE,
   7.00%, 10/20/25                           3,261       3,470
Government National Mortgage Assoc.,
   Series 1998-9, Class P,
   9.00%, 12/20/25                              65          66
Government National Mortgage Assoc.,
   Series 1997-2, Class E,
   7.50%, 2/20/27                              509         548
Government National Mortgage Assoc.,
   Series 2000-24, Class AE,
   7.50%, 8/20/27                              384         384
Government National Mortgage Assoc.,
   Series 2000-5, Class PC,
   7.50%, 11/16/27                           5,000       5,210
Government National Mortgage Assoc.,
   Series 1999-6, Class AB,
   8.00%, 3/16/28                            1,383       1,444
Government National Mortgage Assoc.,
   Series 2001-1, Class TA,
   9.00%, 2/20/29                              432         461
Government National Mortgage Assoc.,
   Series 2001-15, Class GK,
   8.50%, 10/20/29                           3,469       3,640
Government National Mortgage Assoc.,
   Series 2000-9, Class PB,
   7.50%, 6/16/26                            5,000       5,474
Government National Mortgage Assoc.,
   Series 2002-53, Class AH,
   8.00%, 1/16/17                           11,726      13,218

                                                        40,880


                                          Principal
Security Description                        Amount       Value

U.S. Government Mortgage
   Backed (86.1%):
6.50%, 11/15/23-9/15/32 (b)               $108,621    $113,342
6.88%, 10/15/28-2/15/37                      5,115       5,595
7.00%, 4/15/16-7/15/39 (b)                 100,185     106,063
7.05%, 7/15/31                               1,359       1,534
7.09%, 7/15/27                               1,605       1,813
7.13%, 7/15/07                               6,157       6,905
7.22%, 5/15/31                               1,373       1,565
7.25%, 4/15/36                               1,514       1,735
7.29%, 12/20/21-11/20/22                     4,082       4,349
7.31%, 2/15/37                               2,377       2,725
7.40%, 1/15/21                                 864         987
7.50%, 8/15/10-5/15/36 (b)                  33,801      36,339
7.60%, 2/20/22                                 654         700
7.65%, 9/20/21-7/20/22 (b)                   3,268       3,500
7.71%, 10/15/03                              4,548       5,280
7.73%, 5/15/41                              11,006      12,671
7.75%, 8/20/20-11/15/38                      9,553      10,650
7.88%, 7/15/21-12/15/32 (b)                  9,163      10,447
7.92%, 7/15/23                                 784         902
7.95%, 7/20/20-4/15/25                       4,687       5,093
8.00%, 8/15/06-3/15/35                      44,389      48,419
8.13%, 7/15/38-6/15/41                       5,430       6,363
8.15%, 3/15/19-6/15/42                      23,755      27,855
8.25%, 12/20/19-10/15/31                     7,442       8,482
8.34%, 6/15/35                               4,776       5,608
8.50%, 3/15/05-8/15/29                      15,958      17,427
8.60%, 5/15/27                                 586         681
8.62%, 5/15/35                               1,066       1,245
8.75%, 3/20/17-4/15/22                       2,608       2,871
8.85%, 5/15/18-12/15/18                      3,783       4,189
9.00%, 9/15/06-6/20/30                      45,063      50,844
9.50%, 7/15/04-6/15/21                       1,029       1,149
10.00%, 5/15/12-8/15/25                        489         558

                                                       507,886

Total Government National Mortgage Assoc.
(Cost $531,023)                                        548,766


                      See notes to financial statements.

Fund for Income                               October 31, 2002

(Amounts in Thousands, Except Shares)

                                          Shares or
                                          Principal
Security Description                        Amount       Value

U.S. Treasury Obligations (7.0%)

U.S. Treasury Bills (3.7%):
1.62%, 12/26/02                           $ 22,285    $ 22,231

U.S. Treasury Bonds (3.3%):
9.38%, 2/15/06                               4,067       4,981
12.00%, 8/15/13                              7,419      10,829
11.75%, 11/15/14                             2,250       3,381

                                                        19,191

Total U.S. Treasury Obligations (Cost $39,827)          41,422

Investment Companies (0.2%)

Federated U.S. Treasury
   Cash Reserve Fund                     1,279,570       1,280

Total Investment Companies (Cost $1,280)                 1,280

Total Investments (Cost $572,130) (a) -- 100.2%        591,468

Liabilities in excess of other assets -- (0.2)%        (1,280)

NET ASSETS -- 100.0%                                  $590,188


(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $20,246

     Unrealized depreciation                              (908)

     Net unrealized appreciation                       $19,338

(b) All or a portion of this security is segregated as collateral for securities purchased on a "when-issued" basis.

                      See notes to financial statements.


                                         Statements of Assets and Liabilities
The Victory Portfolios                                       October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                                     Intermediate
                                                                                        Income              Fund for
                                                                                         Fund                Income

ASSETS:
Investments, at value (Cost $312,527; $572,130)                                        $322,687             $591,468
Collateral received for securities on loan                                               86,495                   --
Cash                                                                                         10                   10
Interest and dividends receivable                                                         3,176                3,523
Receivable for capital shares issued                                                         --                   16
Receivable from brokers for investments sold                                             10,640                   --
Receivable from distributor                                                                   6                    8
Prepaid expenses and other assets                                                            16                   97

         Total Assets                                                                   423,030              595,122

LIABILITIES:
Payable to brokers for investments purchased                                             10,239                4,387
Payable for return of collateral received                                                86,495                   --
Accrued expenses and other payables:
     Investment advisory fees                                                               160                  248
     Administration fees                                                                      3                   32
     Custodian fees                                                                          11                   25
     Transfer agent fees                                                                      9                   35
     Shareholder service fees -- Class A                                                     69                   26
     12b-1 Fees -- Class G                                                                   --                  152
     Other                                                                                   10                   29

         Total Liabilities                                                               96,996                4,934

NET ASSETS:
Capital                                                                                 331,873              583,559
Accumulated net investment income                                                            62                  188
Net unrealized appreciation from investments                                             10,160               19,338
Accumulated undistributed net realized losses from investment transactions              (16,061)             (12,897)

         Net Assets                                                                    $326,034             $590,188

Net Assets
     Class A                                                                           $323,146             $243,889
     Class C                                                                                 --                1,155
     Class G                                                                              2,888              345,144

         Total                                                                         $326,034             $590,188

Outstanding units of beneficial interest (shares)
     Class A                                                                             32,385               18,149
     Class C                                                                                 --                   86
     Class G                                                                                291               25,682

         Total                                                                           32,676               43,917

Net asset value
     Redemption price per share -- Class A                                             $   9.98             $  13.44
     Offering price per share -- Class C                                                     --             $  13.43
     Offering price per share -- Class G                                               $   9.93             $  13.44

Maximum sales charge -- Class A                                                            2.00%                2.00%

Maximum offering price per share (100%/(100%-maximum sales charge)
   of net asset value adjusted to nearest cent) -- Class A                             $  10.18             $  13.71



                      See notes to financial statements.


                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 2002

(Amounts in Thousands)


                                                                               Intermediate
                                                                                   Income              Fund for
                                                                                    Fund                Income

Investment Income:
Interest income                                                                    $16,750              $27,504
Dividend income                                                                          2                   17
Income from securities lending                                                          61                   --

     Total Income                                                                   16,813               27,521

Expenses:
Investment advisory fees                                                             2,387                2,411
Administration fees                                                                    416                  610
Shareholder service fees -- Class A                                                    791                  529
12b-1 fees -- Class C                                                                   --                    3
12b-1 fees -- Class G                                                                    5                  675
Accounting fees                                                                         92                  149
Custodian fees                                                                          81                  152
Legal and audit fees                                                                    47                   45
Trustees' fees and expenses                                                             12                   18
Transfer agent fees                                                                     77                  355
Registration and filing fees                                                            34                   46
Printing fees                                                                           17                   27
Other                                                                                   14                   22

     Total Expenses                                                                  3,973                5,042

Expenses voluntarily reduced                                                          (567)                 (15)

     Expenses before reimbursement from distributor                                  3,406                5,027
     Expenses reimbursed by distributor                                                (13)                  (3)

     Net Expenses                                                                    3,393                5,024

Net Investment Income                                                               13,420               22,497

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) on investment transactions                                 (99)               2,263
Net change in unrealized appreciation/depreciation from investments                    829                3,668

Net realized/unrealized gains from investments                                         730                5,931

Change in net assets resulting from operations                                     $14,150              $28,428



                      See notes to financial statements.


The Victory Portfolios                    Statements of Changes in Net Assets

(Amounts in Thousands)


                                                                          Intermediate                    Fund for
                                                                           Income Fund                     Income

                                                                     Year            Year           Year             Year
                                                                     Ended           Ended          Ended            Ended
                                                                  October 31,     October 31,    October 31,      October 31,
                                                                     2002          2001<F1>         2002             2001

From Investment Activities:
Operations:
     Net investment income                                         $  13,420       $ 11,354       $  22,497        $ 19,906
     Net realized gains (losses) from investment activities              (99)         8,007           2,263            (691)
     Net change in unrealized appreciation/depreciation
       from investments                                                  829          9,065           3,668          17,900

Change in net assets resulting from operations                        14,150         28,426          28,428          37,115

Distributions to Shareholders:
     From net investment income by class:
         Class A                                                     (15,276)       (11,828)        (12,098)         (9,235)
         Class C                                                          --             --             (13)             --
         Class G                                                         (90)           (36)        (15,216)        (10,743)

Change in net assets from distributions to shareholders              (15,366)       (11,864)        (27,327)        (19,978)

Capital Transactions:
     Proceeds from shares issued                                     130,957         82,386         313,857         229,059
     Proceeds from shares issued in connection with merger                --        100,325              --              --
     Dividends reinvested                                              9,879          7,967          19,723          14,979
     Cost of shares redeemed                                        (137,836)       (74,476)       (182,123)        (91,639)

Change in net assets from capital transactions                         3,000        116,202         151,457         152,399

Change in net assets                                                   1,784        132,764         152,558         169,536

Net Assets:
     Beginning of period                                             324,250        191,486         437,630         268,094

     End of period                                                 $ 326,034       $324,250       $ 590,188        $437,630

Share Transactions:
     Issued                                                           13,346          8,469          23,612          17,401
     Issued in connection with merger                                     --         10,144              --              --
     Reinvested                                                        1,010            824           1,490           1,143
     Redeemed                                                        (14,038)        (7,667)        (13,750)         (6,978)

Change in Shares                                                         318         11,770          11,352          11,566


<F1> Effective October 15, 2001, the Victory Investment Quality Fund merged into the Victory Intermediate Income Fund.



                      See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                  Intermediate Income Fund

                                                      Class A Shares                                 Class G Shares

                                                                                                                   December 21,
                                   Year        Year        Year       Year        Year         Year       Year        1999
                                   Ended       Ended       Ended      Ended       Ended        Ended      Ended      through
                                October 31, October 31, October 31, October 31, October 31, October 31, October 31, October 31,
                                   2002        2001        2000       1999        1998         2002       2001      2000<F2>

Net Asset Value,
   Beginning of Period          $  10.02    $   9.30    $   9.32    $   9.85    $   9.61      $ 9.97     $ 9.26     $  9.25

Investment Activities
     Net investment income          0.41        0.53        0.56        0.50        0.53        0.33       0.51        0.50
     Net realized and
       unrealized
       gains (losses)
       on investments               0.02        0.74       (0.02)      (0.52)       0.24        0.07       0.72        0.02

         Total from
           Investment
           Activities               0.43        1.27        0.54       (0.02)       0.77        0.40       1.23        0.52

Distributions
     Net investment income         (0.47)      (0.55)      (0.56)      (0.50)      (0.53)      (0.44)     (0.52)      (0.51)
     Net realized gains               --          --          --       (0.01)         --          --         --          --

         Total Distributions       (0.47)      (0.55)      (0.56)      (0.51)      (0.53)      (0.44)     (0.52)      (0.51)

Net Asset Value,
   End of Period                $   9.98    $  10.02    $   9.30    $   9.32    $   9.85      $ 9.93     $ 9.97      $ 9.26

Total Return
   (excludes sales charges)         4.54%      14.07%       6.00%      (0.18)%      8.30%       4.24%     13.61%       5.82%<F3>

Ratios/Supplementary Data:
Net Assets at end
   of period (000)              $323,146    $322,312    $190,945    $224,190    $256,267      $2,888     $1,938      $  541
Ratio of expenses to
   average net assets <F5>          1.06%       0.92%       0.92%       1.00%       0.96%       1.39%      1.36%       1.00%<F4>
Ratio of net
   investment income
   to average net assets <F5>       4.22%       5.44%       5.95%       5.26%       5.48%       3.92%      4.84%       5.95%<F4>
Ratio of expenses to
   average net assets<F1>           1.24%       1.26%       1.27%       1.26%       1.24%       2.21%      3.45%       5.06%<F4>
Ratio of net
   investment income
   to average net assets<F1>        4.04%       5.10%       5.60%       5.00%       5.20%       3.10%      2.75%       1.89%<F4>
Portfolio turnover <F6>              168%        278%        278%        303%        318%        168%       278%        278%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursed had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Effective March 1, 2002, the Advisor agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items)of Class G Shares of the Fund do not exceed 1.90% until at least February 28, 2012.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                             Fund for Income

                                                                    Class A Shares                               Class C Shares

                                                                                                 March 26,          March 1,
                                                Year             Year             Year             1999               2002
                                                Ended            Ended            Ended             to               through
                                             October 31,      October 31,      October 31,      October 31,        October 31,
                                                2002             2001             2000         1999<F2><F3>         2002<F3>

Net Asset Value, Beginning of Period          $  13.44         $  12.77         $  12.79          $ 13.14           $13.22

Investment Activities
     Net investment income                        0.65             0.80             0.81             0.46             0.42
     Net realized and unrealized
       gains (losses) on investments              0.11             0.67               --<F4>        (0.36)            0.25

         Total from Investment Activities         0.76             1.47             0.81             0.10             0.67

Distributions
     Net investment income                       (0.76)           (0.80)           (0.83)           (0.45)           (0.46)

         Total Distributions                     (0.76)           (0.80)           (0.83)           (0.45)           (0.46)

Net Asset Value, End of Period                $  13.44         $  13.44         $  12.77          $ 12.79           $13.43

Total Return (excludes sales charges)             5.89%           11.84%            6.67%            0.72%<F5>        5.17%<F5>

Ratios/Supplementary Data:
Net Assets at end of period (000)             $243,889         $194,914         $124,131          $40,270           $1,155
Ratio of expenses to
   average net assets <F7>                        0.99%            0.96%            0.97%            1.00%<F6>        1.68%<F6>
Ratio of net investment income
   to average net assets <F7>                     4.72%            6.07%            6.48%            6.02%<F6>        3.75%<F6>
Ratio of expenses to
   average net assets<F1>                         0.99%            1.04%            1.09%            1.22%<F6>        2.23%<F6>
Ratio of net investment income
   to average net assets<F1>                      4.72%            5.99%            6.36%            5.80%<F6>        3.20%<F6>
Portfolio turnover <F8>                             53%              20%              25%              24%              53%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursed had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund For Income. Financial highlights prior to March 26, 1999, represent the Gradison Government Income Fund.

<F3> Period from commencement of operations.

<F4> Less than $.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> Effective March 1, 2002, the Advisor agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of the Class C Shares of the Fund do not exceed 1.70%, until at least February 28, 2005 and 1.82% until at least February 28, 2012.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.




                      See notes to financial statements.


The Victory Portfolios                        Financial Highlights--continued

For a Share Outstanding Throughout Each Period


                                                                             Fund for Income

                                                                             Class G Shares

                                                                                         January 1,
                                                Year           Year          Year           1999           Year          Year
                                                Ended          Ended         Ended           to            Ended         Ended
                                             October 31,    October 31,   October 31,    October 31,   December 31,  December 31,
                                                2002           2001          2000         1999<F2>         1998          1997

Net Asset Value, Beginning of Period          $  13.44       $  12.77      $  12.78       $  13.32       $  13.14      $  12.88

Investment Activities
     Net investment income                        0.64           0.79          0.84           0.66           0.77          0.78
     Net realized and unrealized
       gains (losses) on investments              0.11           0.68         (0.01)         (0.54)          0.17          0.26

         Total from Investment Activities         0.75           1.47          0.83           0.12           0.94          1.04

Distributions
     Net investment income                       (0.75)         (0.80)        (0.84)         (0.66)         (0.76)        (0.78)

         Total Distributions                     (0.75)         (0.80)        (0.84)         (0.66)         (0.76)        (0.78)

Net Asset Value, End of Period                $  13.44       $  13.44      $  12.77       $  12.78       $  13.32      $  13.14

Total Return (excludes sales charges)             5.80%         11.84%         6.74%          0.94%<F3>      7.37%         8.36%

Ratios/Supplementary Data:
Net Assets at end of period (000)             $345,144       $242,716      $143,963       $192,422       $159,712      $155,072
Ratio of expenses to
   average net assets                             1.08%          0.97%         0.89%          0.88%<F4>      0.89%         0.90%
Ratio of net investment income
   to average net assets                          4.62%          6.05%         6.55%          6.12%<F4>      5.79%         6.04%
Ratio of expenses to
   average net assets<F1>                         1.08%          1.07%         1.04%          1.04%<F4>      0.90%         <F5>
Ratio of net investment income
   to average net assets<F1>                      4.62%          5.95%         6.40%          5.96%<F4>      5.78%         <F5>
Portfolio turnover <F6>                             53%            20%           25%            24%            36%           12%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursed had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund For Income. Financial highlights prior to March 26, 1999, represent the Gradison Government Income Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> There were no voluntary fee reductions during the period.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
National Municipal Bond Fund                                   October 31, 2002

(Amounts in Thousands)

                                            Principal
Security Description                          Amount       Value

Municipal Bonds (95.0%)

Alabama (3.6%):
Birmingham Waterworks and Sewer Board,
   Series A, Revenue,
   2.50%, 1/1/04, MBIA                     $   495   $     499
Huntsville Health Care Authority,
   Series A, Revenue,
   2.45%, 6/1/03, MBIA                       1,550       1,555
Roanoke, GO,
   4.90%, 5/1/32, AMBAC                        825         814

                                                         2,868

Arizona (19.9%):
Coconino & Yavapai Counties School
   District Number 9, Sedona, GO,
   4.00%, 7/1/04, FSA                        1,325       1,375
Coconino & Yavapai Counties School
   District Number 9, Sedona, GO,
   4.00%, 7/1/06, FSA                          400         423
Coconino & Yavapai Counties School
   District Number 9, Sedona, GO,
   4.00%, 7/1/07, FSA                          350         369
Gilbert, GO,
   4.00%, 7/1/09, FGIC                       1,000       1,044
Maricopa County School District
   Number 11, Peoria, GO,
   3.50%, 7/1/11, FSA                        2,000       1,983
Maricopa County School District
   Number 41, Gilbert, GO,
   4.25%, 7/1/10, FSA                          750         793
Maricopa County School District
   Number 48, Scottsdale, GO,
   4.00%, 7/1/07, FSA                        1,000       1,058
Maricopa County School District
   Number 48, Scottsdale, GO,
   4.25%, 7/1/08, FSA                          800         852
Maricopa County School District
   Number 6, Washington Elementary
   School Improvements,
   4.75%, 7/1/17,
   Callable 7/1/12 @ 100                       500         515
Maricopa County School District
   Number 68, Alahambra, GO,
   5.00%, 7/1/10, FSA                        1,500       1,657
Maricopa County School District
   Number 69, Paradise Valley, GO,
   4.63%, 7/1/11, FGIC                         270         291
Maricopa County School District
   Number 69, Paradise Valley, GO,
   4.00%, 7/1/12, FSA                          320         329
Maricopa County School District
   Number 93, Cave Creek , GO,
   4.00%, 7/1/06, FGIC                       1,000       1,059
Maricopa County School District
   Number 98, Fountain Hills University,
   GO, 5.00%, 7/1/10, FSA                    1,000       1,102
Northern Arizona University, Revenue,
   3.00%, 6/1/05, FGIC                         275         282



                                           Principal
Security Description                         Amount       Value

University of Arizona,
   Series A, 4.00%, 6/1/06, AMBAC           $2,740    $  2,895

                                                        16,027

California (4.0%):
ABC School District, Capital
   Appreciation, Series B, GO,
   0.00%, 8/1/24, FGIC                         500         157
Centinela Valley Union High School
   District, Series A, GO,
   3.90%, 2/1/11, MBIA                         440         450
Glendale Community College District,
   Series A, GO, 3.50%, 10/1/11, MBIA          325         323
Placentia-Yorba Linda Unified School
   District, Series A, GO,
   4.00%, 8/1/11, FGIC                         800         826
Salinas Union High School District,
   Series A, GO, 4.25%, 6/1/11, MBIA           250         262
San Mateo County Community College
   District, Election of 2001, Series A, GO,
   4.00%, 9/1/11, FGIC                         500         516
San Mateo Union High School District,
   Election of 2000, Series B, GO,
   0.00%, 9/1/23, FGIC                       2,000         659

                                                         3,193

Colorado (2.6%):
Department of Transportation,
   Series B, Revenue,
   4.00%, 6/15/11, MBIA                      2,000       2,057

Connecticut (1.3%):
Stamford, GO, 4.00%, 7/15/03                 1,000       1,017

Florida (2.4%):
Hillsborough County Utility, Revenue,
   4.25%, 8/1/09, AMBAC                      1,000       1,057
JEA Electrical Systems, Series 3-B,
   Revenue, 4.00%, 10/1/12,
   Callable 10/1/07 @ 100                      850         851

                                                         1,908

Illinois (7.2%):
Moline, GO, Series B,
   4.13%, 11/1/10, MBIA                        220         228
Moline, GO, Series B,
   4.25%, 11/1/11, MBIA                        205         214
Ogle Lee & De Kalb Counties Township
   High School District Number 212, GO,
   5.25%, 12/1/21, MBIA                      1,500       1,548
Regional Transportation Authority,
   Series A, GO, 5.00%, 7/1/03, MBIA         2,240       2,289
Rockford School District
   Number 205, GO,
   5.00%, 2/1/13, FGIC                         450         488
State Educational Facility Authority,
   Robert Morris College,
   Revenue, 5.80%, 6/1/30,
   Callable 12/1/07 @ 100, MBIA              1,000       1,078

                                                         5,845


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
National Municipal Bond Fund                                   October 31, 2002

(Amounts in Thousands)

                                           Principal
Security Description                         Amount       Value

Indiana (3.7%):
Hamilton Southeastern Cumberland
   Campus School Building Corp.,
   3.50%, 1/10/12, FSA                      $1,080    $  1,044
Knox County Hospital
   Association, Revenue,
   1.50%, 7/1/03, MBIA                         455         454
Knox County Hospital
   Association, Revenue,
   1.85%, 1/1/04, MBIA                         300         300
Kosciusko County Justice Building
   Corp., Revenue,
   3.00%, 2/1/03, FSA                          290         291
Kosciusko County Justice Building
   Corp., Revenue,
   3.00%, 8/1/03, FSA                          595         601
Northern Wells Community School
   Building Corp., Revenue,
   4.60%, 1/15/11, FGIC                        285         302

                                                         2,992

Iowa (2.2%):
Indianola Community School District,
   GO, 3.60%, 6/1/09, FGIC                     550         559
Indianola Community School District,
   GO, 3.80%, 6/1/10, FGIC                     560         569
Indianola Community School District,
   GO, 4.00%, 6/1/11, FGIC                     580         595

                                                         1,723

Louisianna (1.9%):
New Orleans Finance Authority,
   Xavier University Project,
   Revenue, 5.00%, 6/1/20,
   Callable 6/1/12 @ 100, MBIA               1,000       1,016
Public Facilities Authority, Dillard
   University Project, Series A,
   Revenue, 5.00%, 8/1/19,
   Callable 8/1/12 @ 100, AMBAC                515         529

                                                         1,545

Maine (2.0%):
Westbrook, GO, 5.75%, 10/1/19,
   Callable 10/1/10 @ 101, AMBAC (b)           715         783
Westbrook, GO, 5.75%, 10/1/20,
   Callable 10/1/10 @ 101, AMBAC               730         798

                                                         1,581

Massachusetts (3.7%):
Pittsfield, GO, 5.50%, 4/15/15,
   Callable 4/15/12 @ 101, MBIA              2,655       2,966

Michigan (3.8%):
Municipal Bond Authority, Revenue,
   6.80%, 11/1/07,
   Callable 11/1/04 @ 102                      275         304
Wayne County Community College,
   GO, 5.00%, 7/1/06, FGIC                   2,500       2,727

                                                         3,031


                                          Principal
Security Description                        Amount       Value

Missouri (2.7%):
Excelsior Springs School District
   Building Corp., Leasehold Revenue,
   6.50%, 3/1/09,
   Callable 3/1/04 @ 100, FSA (b)          $   500   $     531
Kearney Public Improvements, GO,
   5.50%, 3/1/16, AMBAC                      1,000       1,095
St. Louis Municipal Finance Corp.,
   Lease Revenue, 5.00%, 2/15/19,
   Callable 2/15/12 @ 100, FGIC                250         257
St. Louis Municipal Finance Corp.,
   Series A, Lease Revenue,
   5.00%, 2/15/18,
   Callable 2/15/12 @ 100, FGIC                250         259

                                                         2,142

Montana (1.1%):
Facility Finance Authority, Revenue,
   4.50%, 12/1/17,
   Callable 12/1/12 @ 100, MBIA                875         879

New Hampshire (0.5%):
Stafford County, GO,
   4.00%, 7/1/12, AMBAC                        375         386

New Jersey (1.8%):
New Brunswick Packaging Authority
   Revenue, Series A, 4.63%, 9/1/19,
   Callable 9/1/12 @ 100, MBIA                 500         501
State Educational Facilities Authority
   Revenue, Series H, 4.50%, 7/1/27,
   Callable 7/1/12 @ 100, FGIC               1,000         934

                                                         1,435

New Mexico (1.3%):
State Highway Commission,
   Series B, Revenue,
   5.00%, 6/15/04, AMBAC                     1,000       1,051

New York (4.5%):
Clifton Fine Central School District,
   GO, 2.00%, 6/15/03, FGIC                    225         226
Hudson Falls Central School District,
   GO, 4.00%, 6/15/10, FGIC                    350         361
Hudson Falls Central School District,
   GO, 4.00%, 6/15/11, FGIC                    350         360
New Paltz Central School District, GO,
   4.00%, 6/1/11, FGIC                       1,100       1,112
South Seneca Central School District,
   GO, 2.60%, 6/15/06, MBIA                    250         252
South Seneca Central School District,
   GO, 3.00%, 6/15/07, MBIA                    250         253
State Dormitory Authority,
   University of Rochester,
   Series A, 5.00%, 7/1/23,
   Callable 7/1/08 @ 101, MBIA               1,000       1,007

                                                         3,571

North Carolina (1.0%):
East Carolina University, Series A,
   Revenue, 5.25%, 11/1/21, AMBAC              750         780


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
National Municipal Bond Fund                                   October 31, 2002

(Amounts in Thousands, Except Shares)

                                           Principal
Security Description                         Amount       Value

Ohio (6.5%):
Hamilton County Sewer System
   Improvements, Metropolitan Sewer
   District, Series A, 5.75%, 12/1/25,
   Callable 6/1/10 @ 101, MBIA             $   450   $     484
Harrison, GO, 5.45%, 12/1/10, FGIC             150         171
Harrison, GO, 5.90%, 12/1/18,
   Callable 12/1/10 @ 100, FGIC                250         275
McDonald School District,
   GO, 6.00%, 12/1/22,
   Callable 12/1/10 @ 100, AMBAC             1,000       1,106
State Higher Education Capital Facilities,
   Series A, GO, 5.00%, 2/1/03                 470         474
State Highway Capital Improvements,
   Series F, GO, 5.25%, 5/1/11               1,000       1,122
State Special Obligation, Elementary
   and Secondary School Facilities,
   Series A, 5.80%, 6/1/03, AMBAC              500         512
University of Cincinnati,
   Series A, Revenue,
   5.50%, 6/1/05, FGIC                       1,000       1,085

                                                         5,229

Oklahoma (0.6%):
Tulsa County Independent School
   District Number 9, GO,
   4.00%, 5/1/07, FGIC                         450         473
Pennsylvania (2.8%):
Bensalem Township School District,
   GO, 3.50%, 8/15/13,
   Callable 8/15/12 @ 100, FGIC                720         686
Bensalem Township School District,
   GO, 4.00%, 8/15/15,
   Callable 8/15/12 @ 100, FGIC              1,000         975
Erie School District, GO,
   5.80%, 9/1/29,
   Callable 9/1/10 @ 100, AMBAC                250         290
Mountaintop Area Joint Sanitation
   Authority, 5.65%, 12/15/30,
   Callable 12/15/10 @ 100, MBIA               250         264

                                                         2,215

South Carolina (0.7%):
University of South Carolina,
   Series A, 5.75%, 6/1/30,
   Callable 6/1/20 @ 100, FGIC                 500         546

Texas (7.2%):
Austin, Public Improvements,
   GO, 5.25%, 9/1/18,
   Callable 9/1/10 @ 100, FGIC                 750         789
Harris County, Revenue,
   4.65%, 8/15/03, AMBAC                     3,905       3,996
University of Houston,
   Series A, 4.25%, 2/15/18,
   Callable 2/15/12 @ 100, FSA               1,000         953

                                                         5,738

                                         Shares or
                                        Principal
Security Description                      Amount       Value

Utah (0.3%):
Sandy, Suburban Improvements,
   GO, 4.00%, 5/1/05, AMBAC                $   250   $     261

Virginia (2.1%):
Nelson County Industrial Development
   Authority, Revenue, 5.00%, 8/15/22,
   Callable 8/15/12 @ 102, AMBAC               675         682
Richmond Public Utilities,
   Revenue, 5.00%, 1/15/33,
   Callable 1/15/12 @ 100, FSA               1,000       1,001

                                                         1,683

Washington (3.6%):
Cowlitz County Wastewater Treatment,
   Revenue, 2.50%, 11/1/03, FGIC               650         655
King County Sewer Revenue,
   Series B, 4.00%, 1/1/12, FSA              1,000       1,012
Whitman County School District
   Number 267, Pullman, GO,
   5.63%, 12/1/17,
   Callable 6/1/12 @ 100, FSA                1,115       1,224

                                                         2,891

Total Municipal Bonds (Cost $73,499)                    76,033

Investment Companies (7.1%)

Blackrock Provident
   Institutional MuniFund                3,681,670       3,682
Merrill Lynch Institutional
   Tax Exempt Fund                       1,960,261       1,960

Total Investment Companies (Cost $5,642)                 5,642

Total Investments (Cost $79,141) (a) -- 102.1%           81,675

Liabilities in excess of other assets -- (2.1)%         (1,686)

NET ASSETS -- 100.0%                                    $79,989

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                            $2,627

     Unrealized depreciation                               (93)

     Net unrealized appreciation                        $2,534

(b) Segregated as collateral for securities purchased on a "when-issued" basis.

AMBAC -- Insured by American Municipal Bond Assurance Corp.

FGIC -- Insured by Financial Guaranty Insurance Co.

FSA -- Insured by Financial Security Assurance

GO -- General Obligation

MBIA -- Insured by Municipal Bond Insurance Assoc.

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
New York Municipal Bond Fund                                   October 31, 2002

(Amounts in Thousands)

                                            Principal
Security Description                          Amount       Value

New York Municipal Bonds (96.6%)

Albany Municipal Water Finance Authority,
   Water & Sewer System Revenue,
   0.00%, 12/1/18, FGIC                     $1,000   $     468
Albany Municipal Water Finance Authority,
   Water & Sewer System Revenue,
   0.00%, 12/1/19, FGIC                      1,000         439
Albany Municipal Water Finance Authority,
   Water & Sewer System Revenue,
   0.00%, 12/1/21, FGIC                      1,000         385
Amherst Industrial Development Agency,
   UBF Student Housing Creekside
   Project, Series A, 5.00%, 8/1/32,
   Callable 8/1/12 @ 101, AMBAC                500         501
Brockport Central School District, GO,
   5.75%, 6/15/16, FGIC                        710         821
Canandaigua City School District,
   Series A, GO, 5.38%, 4/1/16,
   Callable 4/1/12 @ 101, FSA                1,000       1,099
Catskill Central School District,
   5.13%, 6/15/16,
   Callable 6/15/09 @ 101, FGIC                300         317
Clifton Park Water System,
   5.00%, 10/1/19,
   Callable 10/1/09 @ 101, FGIC                310         320
Clifton Park Water System,
   5.00%, 10/1/29,
   Callable 10/1/09 @ 101, FGIC                630         632
Dutchess County, Water &
   Wastewater Authority,
   5.00%, 10/1/21,
   Callable 10/1/11 @ 100, MBIA                535         542
Eastport South Manor Central School
   District, GO, 5.00%, 6/15/30,
   Callable 6/15/13 @ 100, FGIC                500         502
Ilion Central School District,
   Series B, GO, 5.50%, 6/15/16,
   Callable 6/15/12 @ 101, FGIC                500         554
Longwood Central School District, GO,
   4.75%, 6/15/21,
   Callable 6/15/12 @ 101, MBIA                750         820
Mahopac Central School District,
   Series C, 5.38%, 6/1/19,
   Callable 6/1/10 @ 101, FSA                  560         597
Metropolitan Transportation Authority
   Revenue, Series I,
   7.00%, 7/1/09, AMBAC                        250         297
Monroe County Industrial Development
   Agency, Civic Facilities Revenue,
   Nazareth College of Rochester Project,
   5.00%, 10/1/31,
   Callable 10/1/11 @ 101, MBIA                250         251
Nassau County Industrial Development
   Agency, Civic Facilities Revenue,
   Hofstra University Project,
   5.00%, 7/1/23,
   Callable 7/1/08 @ 102, MBIA                 150         151


                                        Principal
Security Description                      Amount       Value

New York City Industrial Development
   Agency, Civic Facilities,
   USTA National Tennis Center Project,
   6.38%, 11/15/14,
   Callable 11/15/04 @ 102, FSA            $   200   $     221
New York City Municipal Water
   Finance Authority, Water
   & Sewer System Revenue,
   0.00%, 6/15/19, MBIA                      3,000       1,338
New York City Transitional Finance
   Authority Revenue,
   Series C, 5.00%, 5/1/29,
   Callable 5/1/09 @ 101, MBIA                 380         380
New York City Transitional Finance
   Authority Revenue, Series C,
   5.00%, 5/1/29,
   Prerefunded 5/1/09 @ 101, MBIA              120         134
New York City, Series A-10, GO,
   1.95%*, 11/1/02**,
   LOC Morgan Guaranty Trust                 1,000       1,000
New York City, Series B, GO,
   7.00%, 10/1/18,
   Callable 10/1/02 @ 100, FSA                 300         306
New York City, Series C, GO,
   7.00%, 2/1/12,
   Callable 8/1/02 @ 100, FGIC                  60          61
Newburgh City School District, GO,
   3.50%, 6/15/11, FGIC                        530         524
North Hempstead, 4.75%, 1/15/23,
   Callable 1/15/08 @ 101, FGIC                750         735
Rome City School District, GO,
   5.50%, 6/15/18,
   Callable 6/15/09 @ 101, FSA                 335         359
Southwestern Central School District,
   5.00%, 6/15/21,
   Callable 6/15/10 @ 101, FSA                 500         510
State Dormitory Authority, 0.00%,
   7/1/18, MBIA                              1,010         480
State Dormitory Authority Revenue,
   Canisius College, 5.25%, 7/1/30,
   Callable 7/1/11 @ 101, MBIA                 750         772
State Dormitory Authority Revenue,
   Hamilton College, 5.00%, 7/1/28,
   Callable 7/1/09 @ 101, MBIA                 500         502
State Dormitory Authority Revenue,
   Mental Health Service Facilities,
   Series C, 4.75%, 8/15/19,
   Callable 2/15/09 @ 101, MBIA                250         251
State Dormitory Authority Revenue,
   State University Educational Facilities,
   Series A, 4.75%, 5/15/25,
   Callable 5/15/08 @ 100                      750         732
State Dormitory Authority,
   City University, Series 2, 6.75%, 7/1/24,
   Prerefunded 7/1/04 @ 102, MBIA              700         771
State Dormitory Authority,
   Yeshiva University, 5.00%, 7/1/26,
   Callable 7/1/11 @ 100, AMBAC                500         503


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
New York Municipal Bond Fund                                   October 31, 2002

(Amounts in Thousands, Except Shares)

                                         Shares or
                                        Principal
Security Description                      Amount       Value

State Local Government Assistance,
   Series B, 4.88%, 4/1/20,
   Callable 4/1/08 @ 101, MBIA             $   500   $     506
State Tollway Authority,
   Series C, 6.00%, 1/1/25,
   Prerefunded 1/1/05 @ 102, FGIC              550         608
Taconic Hills Central School District
   at Craryville, GO, 4.50%, 6/15/21,
   Callable 6/15/12 @ 100, FGIC              1,000         963
Webster Central School District,
   5.13%, 6/15/16,
   Callable 6/15/09 @ 101, FGIC                300         317
William Floyd School District,
   Series B, GO, 5.00%, 6/15/24,
   Callable 6/15/12 @ 101, MBIA              1,000       1,009
Yonkers,
   5.25%, 10/1/19,
   Callable 10/1/10 @ 101, FGIC                500         527

Total New York Municipal Bonds (Cost $20,846)           22,205

Investment Companies (2.1%)

Blackrock Institutional Municipal Fund     481,506         482

Total Investment Companies (Cost $482)                     482

Total Investments (Cost $21,328) (a) -- 98.7%            22,687

Other assets in excess of liabilities -- 1.3%               303

NET ASSETS -- 100.0%                                    $22,990

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                            $1,370

     Unrealized depreciation                               (11)

     Net unrealized appreciation                        $1,359

* Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2002.

**   The rate reflects the next rate change date.

AMBAC -- Insured by American Municipal Bond Assurance Corp.

FGIC -- Financial Guaranty Insurance Company

FSA -- Insured by Financial Securities Assurance

GO -- General Obligation

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Association

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands)

                                        Principal
Security Description                      Amount       Value

Ohio Municipal Bonds (95.5%)

General Obligations (58.7%):
Business & Public Services (0.1%):
Mount Vernon Knox County
   Public Library District,
   5.15%, 12/1/09                          $   220 $       245

County, City & Special District (4.7%):
Butler County,
   5.60%, 12/1/09,
   Callable 12/1/06 @ 101, AMBAC               180         200
Butler County,
   3.25%, 12/1/11, MBIA                        500         481
Columbus,
   5.25%, 1/1/11                             1,000       1,117
Crawford County Capital Appreciation,
   0.00%, 12/1/13, AMBAC                       500         308
Erie County,
   5.50%, 10/1/20,
   Callable 10/1/10 @ 100, FGIC                250         271
Madison County,
   7.00%, 12/1/19,
   Prerefunded 12/1/04 @ 102, AMBAC            600         677
Monroe Falls,
   Series A, 6.95%, 12/1/14,
   Callable 12/1/04 @ 101, AMBAC (b)         1,000       1,117
Newark Capital Appreciation,
   0.00%, 12/1/16, FGIC                      1,490         778
Summit County,
   Series A, 6.90%, 8/1/12,
   Prerefunded 8/1/03 @ 100, AMBAC             230         239
Summit County,
   Series R, 3.00%, 12/1/02, FGIC              800         801
Summit County,
   Series R, 5.50%, 12/1/13, FGIC              250         286
Summit County,
   Series R, 5.50%, 12/1/16, FGIC              535         607
Summit County,
   Series R, 5.50%, 12/1/17, FGIC              930       1,052
Summit County,
   Series R, 5.50%, 12/1/18, FGIC            1,095       1,230
Warren County Special Assesment,
   6.55%, 12/1/14                              725         868

                                                        10,032

Education (43.8%):
Anthony Wayne Local School District,
   5.75%, 12/1/30,
   Callable 12/1/10 @ 101, FSA (b)           2,215       2,382
Ashtabula Area City School,
   Construction Improvement,
   Series A, 4.75%, 12/1/22,
   Callable 12/1/12 @ 100, FGIC              4,000       3,934
Ashtabula Area City School,
   Construction Improvement,
   Series A, 5.00%, 12/1/30,
   Callable 12/1/12 @ 100, FGIC              2,000       2,003


                                        Principal
Security Description                      Amount       Value

Avon Local School District,
   5.50%, 12/1/04, AMBAC                   $   465 $       500
Avon Local School District,
   5.55%, 12/1/05, AMBAC                       250         276
Barnesville Village School District,
   District Credit Program,
   5.75%, 12/1/22,
   Callable 12/1/10 @ 101                      500         535
Batavia Local School District,
   7.00%, 12/1/14,
   Prerefunded 12/1/05 @ 102, MBIA           1,500       1,752
Brecksville-Broadview Heights
   City School District,
   6.50%, 12/1/16,
   Callable 12/1/06 @ 102, FGIC              1,000       1,159
Brunswick City School
   District Improvements,
   6.00%, 12/1/26,
   Callable 12/1/09 @ 101, FGIC                500         564
Dublin City School District,
   Capital Appreciation,
   0.00%, 12/1/09, MBIA                      1,000         768
East Holmes Local School District,
   6.13%, 12/1/20,
   Callable 12/1/10 @ 102, FGIC                500         565
Edgewood City School District,
   Capital Appreciation, Series A,
   0.00%, 12/1/15, MBIA                      1,610         894
Fairfield City School District,
   7.45%, 12/1/14, FGIC                      1,000       1,304
Grandview Heights City School District,
   3.00%, 12/1/02, FSA                         485         486
Grandview Heights City School District,
   0.00%, 12/1/14, FSA                         540         315
Hamilton City School
   District Improvements,
   Series A, 5.38%, 12/1/16,
   Callable 12/1/11 @ 100, FGIC              1,200       1,306
Hamilton City School
   District Improvements,
   Series A, 6.15%, 12/1/16,
   State Aid Withholding                       600         719
Hilliard School District,
   0.00%, 12/1/16, FGIC                      3,720       1,942
Hilliard School District,
   0.00%, 12/1/17, FGIC                      3,720       1,827
Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/12, AMBAC                       250         164
Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/14, AMBAC                       250         146
Indian Lake Local School District,
   Capital Appreciation,
   7.00%, 12/1/14,
   Callable 12/1/05 @ 102, AMBAC (b)         2,500       2,894


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands)

                                        Principal
Security Description                      Amount       Value

Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/15, AMBAC                   $   250 $       137
Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/16, AMBAC                       250         129
Jackson Local School District,
   5.63%, 12/1/25,
   Callable 12/1/10 @ 100, FSA               1,500       1,584
La Brae Local School District,
   Classroom Facilities Improvement,
   4.20%, 12/1/11, AMBAC                       320         334
La Brae Local School District,
   Classroom Facilities Improvement,
   4.30%, 12/1/12, AMBAC                       285         298
Lake Local School District,
   Wood County,
   4.60%, 12/1/11, MBIA                        450         484
Lake Local School District,
   Wood County,
   5.30%, 12/1/21,
   Callable 12/1/11 @ 101, MBIA              1,575       1,647
Lakeview Local School District,
   6.95%, 12/1/19                            1,250       1,408
Liberty Benton Local School District,
   Capital Appreciation,
   0.00%, 12/1/15, AMBAC                       570         313
Liberty Benton Local School District,
   Capital Appreciation,
   0.00%, 12/1/16, AMBAC                       285         147
Lima City School District,
   5.20%, 12/1/06, AMBAC                       255         281
Lima City School District,
   5.00%, 12/1/07, AMBAC                       405         446
Lima City School District,
   5.00%, 12/1/08, AMBAC                       400         440
Lima City School District,
   0.00%, 12/1/12, AMBAC                       520         342
Lima City School District,
   0.00%, 12/1/13, AMBAC                       520         323
Lima City School District,
   0.00%, 12/1/14, AMBAC                       520         304
Lima City School District,
   6.00%, 12/1/22,
   Callable 12/1/10 @ 102, AMBAC             2,000       2,212
London City School District,
   2.20%, 12/1/02, FGIC                        200         200
London City School District,
   2.35%, 12/1/03, FGIC                        250         252
London City School District,
   School Facilities Construction
   and Improvement,
   5.50%, 12/1/16,
   Callable 12/1/11 @ 100, FGIC              1,250       1,373
Marion Local School District,
   5.75%, 12/1/22,
   Callable 12/1/10 @ 101, MBIA                230         249



                                        Principal
Security Description                      Amount       Value

Marysville Exempt Village School District,
   0.00%, 12/1/13, AMBAC                   $   555 $       342
Marysville Exempt Village School District,
   0.00%, 12/1/16, MBIA                        500         272
Marysville Exempt Village School District,
   0.00%, 12/1/17, AMBAC                       955         469
Marysville Exempt Village School District,
   5.25%, 12/1/18,
   Callable 12/1/12 @ 100, MBIA                605         646
Marysville Exempt Village School District,
   6.00%, 12/1/24,
   Callable 12/1/10 @ 101, AMBAC               725         860
Minerva Local School District,
   Classroom Facilities,
   5.13%, 12/1/20,
   Callable 12/1/12 @ 100, MBIA              2,700       2,800
Mount Vernon City School District,
   7.50%, 12/1/14,
   Callable 12/1/04 @ 101, FGIC                500         561
Newcomerstown Exempt
   Village School Facilities,
   6.25%, 12/1/23,
   Callable 12/1/10 @ 102, MBIA                900       1,013
Nordonia Hills City School District,
   5.45%, 12/1/25,
   Callable 12/1/10 @ 101, AMBAC             1,500       1,572
Nordonia Hills Local School District,
   5.38%, 12/1/20,
   Callable 12/1/10 @ 101, AMBAC             1,500       1,597
North Canton City School District,
   5.90%, 12/1/14,
   Prerefunded 12/1/04 @ 102, AMBAC          2,000       2,209
Northwest Local School District,
   Capital Appreciation,
   0.00%, 12/1/13, AMBAC                       280         174
Northwest Local School District,
   Capital Appreciation,
   0.00%, 12/1/14, AMBAC                       280         164
Olentangy Local School District,
   Series A, 6.25%, 12/1/14,
   Prerefunded 12/1/04 @ 102                   500         556
Pickerington Local School District,
   Capital Appreciation,
   0.00%, 12/1/12, AMBAC                       870         569
Sidney City School District,
   4.70%, 12/1/11, FGIC                        200         217
South-Western City School District,
   4.75%, 12/1/26,
   Callable 12/1/09 @ 100, AMBAC             5,000       4,880
Springfield City School District,
   Capital Appreciation,
   0.00%, 12/1/11, AMBAC                     1,715       1,182
Springfield City School District,
   Capital Appreciation,
   4.50%, 12/1/11, FGIC                        500         533
Springfield City School District,
   Capital Appreciation,
   0.00%, 12/1/14, FGIC                      1,800       1,061


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands)

                                        Principal
Security Description                      Amount       Value

Springfield City School District,
   Capital Appreciation,
   5.00%, 12/1/17,
   Callable 12/1/11 @ 102, FGIC            $   500 $       528
State Community Schools,
   Capital Facilities Improvements,
   Series A, 4.75%, 6/15/19,
   Callable 6/15/10 @ 100                    1,500       1,519
State Higher Education,
   Capital Facility,
   Series A, 4.00%, 2/1/04                     260         267
State Higher Education,
   Capital Facility,
   Series A, 5.25%, 2/1/09                     230         256
State Higher Education,
   Series A, 3.50%, 8/1/03                   3,000       3,042
State Higher Education,
   Series A, 3.00%, 8/1/05                     715         733
State Higher Education,
   Series A, 4.25%, 8/1/06                   3,155       3,366
State Higher Education,
   Series A, 4.25%, 8/1/07                   2,250       2,399
State Higher Education,
   Series A, 5.38%, 8/1/15                   5,585       6,154
State Higher Education,
   Series B, 4.00%, 11/1/05                  1,000       1,055
State Higher Education,
   Series B, 4.25%, 11/1/11                    550         577
Wadsworth City School District,
   Capital Appreciation,
   0.00%, 12/1/08, FGIC                        555         449
Wadsworth City School District,
   Capital Appreciation,
   0.00%, 12/1/11, FGIC                        555         383
West Clermont Local School District,
   3.25%, 12/1/10, FSA                         250         244
West Clermont Local School District,
   3.25%, 12/1/11, FSA                         650         625
West Clermont Local School District,
   0.00%, 12/1/13, FSA                         400         244
West Clermont Local School District,
   0.00%, 12/1/15, FSA                         870         472
Woodridge Local School District,
   6.00%, 12/1/19,
   Prerefunded 12/1/04 @ 102, AMBAC          1,000       1,106
Worthington City School District,
   5.90%, 6/1/07, FGIC                       1,000       1,134
Worthington City School District,
   5.90%, 12/1/08, FGIC                      1,945       2,244
Worthington City School District,
   6.00%, 12/1/10, FGIC                      2,175       2,550
Worthington City School District,
   6.00%, 12/1/11, FGIC                      2,255       2,665

                                                        93,027



                                        Principal
Security Description                      Amount       Value

Housing (0.6%):
Cincinnati,
   6.30%, 12/1/15,
   Callable 6/1/05 @ 101, AMT               $1,250  $    1,321

Public Facilities (Convention, Sport,
   Public Buildings): (1.2%):
Athens Recreation Facilities,
   4.75%, 12/1/08, FGIC                        200         217
Hilliard,
   5.25%, 12/1/27,
   Callable 12/1/12 @ 100                      625         644
Lorain County Justice Center,
   3.00%, 12/1/03, FGIC                        200         203
Lorain County Justice Center,
   3.05%, 12/1/05, FGIC                        155         159
Lorain County Justice Center,
   3.30%, 12/1/06, FGIC                        180         186
Lorain County Justice Center,
   4.20%, 12/1/11, FGIC                        385         402
Lorain County Justice Center,
   4.25%, 12/1/12, FGIC                        250         260
Medina,
   4.45%, 12/1/16,
   Callable 12/1/12 @ 100                      400         405

                                                         2,476

Public Improvements (4.1%):
Akron,
   5.50%, 12/1/21,
   Callable 12/1/10 @ 101                      510         538
Cincinnati,
   5.00%, 12/1/09                            2,455       2,720
Cincinnati,
   5.00%, 12/1/10                            2,955       3,268
Columbus,
   Series 1, 5.50%, 11/15/08                 1,000       1,134
Columbus,
   Series 1, 5.50%, 11/15/10                 1,000       1,142

                                                         8,802

Transportation (2.4%):
State Highway Capital Improvements,
   Series C, 4.50%, 5/1/03                   1,400       1,420
State Highway Capital Improvements,
   Series E, 5.25%, 5/1/04                   1,750       1,841
State Highway Capital Improvements,
   Series F, 5.25%, 5/1/10                     500         559
State Infrastructure Improvement,
   5.25%, 2/1/03                             1,250       1,261

                                                         5,081

Utilities (Sewers, Telephone,
   Electric): (1.8%):
Avon Route 83 Sewer Improvements,
   6.50%, 12/1/15                              335         406
Canton, Waterworks System,
   5.75%, 12/1/10,
   Callable 12/1/05 @ 102, AMBAC               500         555


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands)

                                            Principal
Security Description                          Amount       Value

Huron County, Landfill Issue II,
   5.40%, 12/1/07, MBIA                    $   285 $       320
Huron County, Landfill Issue II,
   5.60%, 12/1/09,
   Callable 12/1/07 @ 102, MBIA                320         360
Toledo, Sewer Improvements,
   6.10%, 12/1/14,
   Callable 12/1/04 @ 102, AMBAC             1,000       1,108
Toledo, Street Improvements,
   5.00%, 12/1/16,
   Callable 12/1/11 @ 100, MBIA              1,050       1,106

                                                         3,855

Total General Obligations                              124,839

Revenue Bonds (36.8%):
County, City & Special District (0.6%):
Hamilton County Sales Tax,
   Series B, 5.25%, 12/1/32,
   Callable 12/1/10 @ 100, AMBAC             1,250       1,277

Education (11.6%):
Bowling Green State University
   General Receipts,
   5.00%, 6/1/03, FGIC                       1,000       1,019
Bowling Green State University
   General Receipts,
   4.80%, 6/1/10, FGIC                       1,000       1,085
Cincinnati Technical College,
   3.30%, 10/1/08, AMBAC                       250         253
Cincinnati Technical College,
   3.50%, 10/1/09, AMBAC                       250         253
Cincinnati Technical College,
   5.00%, 10/1/10, AMBAC                       500         551
Cincinnati Technical College,
   5.00%, 10/1/12, AMBAC                       650         717
Cincinnati Technical College,
   5.00%, 10/1/28,
   Callable 10/1/13 @ 100, AMBAC               750         753
State Building Authority,
   5.00%, 6/1/08                             1,000       1,098
State Higher Education Capital Facilities,
   Series II-A, 5.25%, 12/1/06               1,400       1,554
State Higher Education Capital Facilities,
   Series II-A, 5.50%, 12/1/08               5,000       5,661
State Higher Education Facility Revenue,
   5.13%, 11/1/21,
   Callable 11/1/11 @ 101                    2,000       2,045
State Higher Education Facility Revenue,
   Denison University Project,
   4.25%, 11/1/02                              335         335
State Higher Education Facility Revenue,
   Denison University Project,
   4.75%, 11/1/05                            1,285       1,384
State Higher Education Facility Revenue,
   Xavier University,
   6.00%, 5/15/08,
   Callable 5/15/07 @ 102, MBIA                500         570


                                        Principal
Security Description                      Amount       Value

State Public Facility Commission,
   Higher Educational Facilities Revenue,
   Series II-A, 4.50%, 12/1/03             $   500 $       515
State Special Obligation,
   Elementary & Secondary
   Education Facilities,
   Series A, 5.00%, 6/1/07, AMBAC            1,100       1,206
State Special Obligation,
   Elementary & Secondary
   Education Facilities,
   Series B, 5.00%, 12/1/06, FSA             1,550       1,705
State University General Receipts,
   Series A, 5.75%, 12/1/24,
   Callable 12/1/09 @ 101                    1,250       1,340
University Cincinnati General Receipts,
   Series F, 5.00%, 6/1/23,
   Callable 6/1/12 @ 100                     1,700       1,712
University Cincinnati General Receipts,
   Series F, 5.00%, 6/1/24,
   Callable 6/1/12 @ 100                     1,000       1,005

                                                        24,761

Hospitals, Nursing Homes
   & Health Care (1.3%):
Cuyahoga County Hospital,
   Fairview General Hospital Project,
   6.25%, 8/15/10,
   Callable 2/15/03 @ 102                      500         515
Lake County Hospital,
   Improvement Facilities,
   6.38%, 8/15/03, AMBAC                       300         311
Lucas County Hospital Revenue,
   5.75%, 11/15/14,
   Prerefunded 11/15/06 @ 102, MBIA          1,785       1,935

                                                         2,761

Housing (3.2%):
Capital Corp. for Housing Management,
   Springhill Homes,
   Series C, 6.50%, 7/1/24,
   Callable 1/1/03 @ 103, MBIA                 920         949
Cuyahoga County Multifamily,
   Water Street Assoc.,
   5.60%, 6/20/08, GNMA AMT                    370         395
Greater Cincinnati Elderly Housing
   Finance Corp., Walnut Towers,
   Series A, 6.90%, 8/1/25,
   Callable 8/1/04 @ 102, FHA                2,020       2,160
Housing Finance Agency,
   Residential, Series A-1,
   5.70%, 9/1/09, GNMA AMT                     885         953
Housing Finance Agency,
   Residential, Series A-1,
   6.35%, 9/1/31,
   Callable 9/1/09 @ 100, GNMA AMT           1,290       1,368


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands)

                                        Principal
Security Description                      Amount       Value

Ohio Capital Corp. for Housing
   Management, Kent Gardens,
   Series LL, 6.35%, 7/1/15,
   Callable 1/1/03 @ 101, MBIA              $1,000  $    1,012

                                                         6,837

Public Facilities (Convention, Sport,
   Public Buildings): (1.2%):
Crawford County Correctional Facilities,
   6.75%, 12/1/19,
   Prerefunded 12/1/04 @ 102, AMBAC          1,385       1,554
State Building Authority,
   Adult Correctional Facilities,
   Series A, 6.13%, 10/1/12,
   Prerefunded 10/1/03 @ 102                 1,000       1,061

                                                         2,615

Public Improvements (4.2%):
Franklin County Development,
   American Chemical Society Project,
   5.00%, 10/1/06                            1,350       1,451
State Air Quality Development
   Authority Revenue,
   Cincinnati Gas & Electric,
   Series B, 1.95%*, 11/1/02**               1,500       1,500
State Building Authority, State
   Facilities, Administration
   Building Funding Project B,
   4.00%, 10/1/11, FSA                       1,500       1,543
State Building Authority, State
   Facilities, Administration
   Building Funding Project B,
   4.00%, 10/1/12, FSA                         300         306
State Economic Development,
   ABS Industries Inc. Project,
   6.00%, 6/1/04, AMT                          210         217
State Pollution Control Revenue,
   Sohio Air Project,
   1.95%*, 11/1/02**                         3,300       3,300
Twinsburg,
   5.50%, 12/1/15,
   Callable 12/1/11 @ 100, FGIC                600         665

                                                         8,982

Transportation (5.9%):
State Infrastructure Revenue,
   5.00%, 12/15/02                           5,000       5,021
State Infrastructure Revenue,
   5.00%, 12/15/07                           1,175       1,298
State Turnpike Commission,
   Series A, 5.50%, 2/15/26,
   Prerefunded 2/15/06 @ 102, MBIA           5,500       6,152

                                                        12,471

Utilities (Sewers, Telephone,
   Electric): (4.8%):
Akron Sewer System Revenue,
   4.95%, 12/1/10, AMBAC                       300         328



                                        Principal
Security Description                      Amount       Value

Cleveland Public Power Systems,
   Series A, 7.00%, 11/15/16,
   Prerefunded 11/15/04 @ 102, MBIA        $   410 $       461
Cleveland Public Power Systems,
   Series A, 7.00%, 11/15/16,
   Prerefunded 11/15/04 @ 102, MBIA            340         382
Cleveland Public Power Systems,
   Series A, 7.00%, 11/15/24,
   Prerefunded 11/15/04 @ 102, MBIA          1,985       2,232
Cuyahoga County Utility System,
   Medical Center Co. Project,
   Series B, 5.85%, 8/15/10,
   Callable 8/15/05 @ 102, MBIA AMT          1,500       1,601
Hamilton County Sewer Systems Revenue,
   Series A, 6.00%, 12/1/05, FGIC            1,080       1,204
Municipal Electric Generation Agency,
   0.00%, 2/15/29, AMBAC                     2,500         624
State Water Development Authority,
   Dayton Power & Light,
   Series A, 6.40%, 8/15/27,
   Callable 12/19/02 @ 102                   3,250       3,311

                                                        10,143

Utilities -- Water (4.0%):
Akron Waterworks Revenue,
   5.63%, 12/1/20,
   Callable 6/1/10 @ 100, AMBAC              1,250       1,364
Avon Lake Water System Revenue,
   Series A, 5.50%, 10/1/17,
   Callable 10/1/10 @ 100, AMBAC               420         454
Avon Lake Water System Revenue,
   Series A, 5.50%, 10/1/18,
   Callable 10/1/10 @ 100, AMBAC               445         478
Cleveland Waterworks,
   5.75%, 1/1/21,
   Prerefunded 1/1/06 @ 102, MBIA              940       1,056
Cleveland Waterworks,
   Series J, 5.00%, 1/1/04                   1,000       1,038
Huber Heights Water Systems,
   Capital Appreciation,
   0.00%, 12/1/24, MBIA                      1,000         314
Huber Heights Water Systems,
   Capital Appreciation,
   0.00%, 12/1/25, MBIA                      1,000         298
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/15,
   Callable 12/1/12 @ 101, FSA                 615         660
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/16,
   Callable 12/1/12 @ 101, FSA                 645         685
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/17,
   Callable 12/1/12 @ 101, FSA                 680         715

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Bond Fund                                       October 31, 2002

(Amounts in Thousands, Except Shares)

                                          Shares/
                                        Principal
Security Description                      Amount       Value

Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/18,
   Callable 12/1/12 @ 101, FSA             $   710 $       741
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/19,
   Callable 12/1/12 @ 101, FSA                 745         770

                                                         8,573

Total Revenue Bonds                                     78,420

Total Ohio Municipal Bonds (Cost $192,901)             203,259

Investment Companies (4.1%)

Blackrock Ohio Money Market              3,000,000       3,000
Touchstone Ohio Money Market             5,813,179       5,813

Total Investment Companies (Cost $8,813)                 8,813

Total Investments (Cost $201,714) (a) -- 99.6%          212,072

Other assets in excess of liabilities -- 0.4%               774

NET ASSETS -- 100.0%                                   $212,846

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $10,554

     Unrealized depreciation                              (196)

     Net unrealized appreciation                       $10,358

(b) Segregated as collateral for securities purchased on a "when-issued" basis.

* Variable rate securities having liquidity sources through bank letters of credit and/ or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2002.

**   The date reflects the next rate change date.

AMBAC -- Insured by American Municipal Bond Assurance Corp.

AMT -- Alternative Minimum Tax

FGIC -- Financial Guaranty Insurance Co.

FHA -- Federal Home Association

FSA -- Insured by Financial Security Assurance

GNMA -- Insured by Government National Mortgage Association

MBIA -- Municipal Bond Insurance Association


                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2002

(Amounts in Thousands, Except Per Share Amounts)


                                                                                     National         New York            Ohio
                                                                                     Municipal        Municipal         Municipal
                                                                                       Bond             Bond              Bond
                                                                                       Fund             Fund              Fund

ASSETS:
Investments, at value (Cost $79,141; $21,328; $201,714)                              $81,675           $22,687          $212,072
Cash                                                                                      10                15                10
Interest and dividends receivable                                                        912               278             3,461
Receivable from brokers for investments sold                                             845                --                --
Receivable from distributor                                                               32                 6                 3
Prepaid expenses and other assets                                                         18                18                 6

         Total Assets                                                                 83,492            23,004           215,552

LIABILITIES:
Payable to brokers for investments purchased                                           3,449                --             2,498
Accrued expenses and other payables
     Investment advisory fees                                                             31                 8               109
     Administration fees                                                                   1                --                 2
     Custodian fees                                                                        5                 2                 6
     Transfer agent fees                                                                   5                 3                14
     Shareholder service fees--Class A                                                     9                 1                13
     12b-1 Fees--Class G                                                                  --                --                37
     Other                                                                                 3                --                27

         Total Liabilities                                                             3,503                14             2,706

NET ASSETS:
Capital                                                                               76,413            21,656           200,847
Accumulated net investment income                                                         17                19                33
Net unrealized appreciation from investments                                           2,534             1,359            10,358
Accumulated undistributed net realized gains
   (losses) from investment transactions                                               1,025               (44)            1,608

         Net Assets                                                                  $79,989           $22,990          $212,846

Net Assets
     Class A                                                                         $65,976           $17,314          $ 74,453
     Class G                                                                          14,013             5,676           138,393

         Total                                                                       $79,989           $22,990          $212,846

Outstanding units of beneficial interest (shares)
     Class A                                                                           6,021             1,349             6,173
     Class G                                                                           1,278               444            11,492

         Total                                                                         7,299             1,793            17,665

Net asset value
     Redemption price per share-- Class A                                            $ 10.96           $ 12.84          $  12.06
     Offering and redemption price per share-- Class G                               $ 10.97           $ 12.77          $  12.04

Maximum sales charge-- Class A                                                          2.00%             2.00%             2.00%

Maximum offering price per share (100%/(100%-maximum sales charge)
   of net asset value adjusted to nearest cent)-- Class A                            $ 11.18           $ 13.10          $  12.31



                      See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2002

(Amounts in Thousands)


                                                                                      National          New York           Ohio
                                                                                     Municipal          Municipal        Municipal
                                                                                        Bond              Bond             Bond
                                                                                        Fund              Fund             Fund

Investment Income:
Interest income                                                                        $2,552            $1,048            $9,051
Dividend income                                                                            71                 7                91

     Total Income                                                                       2,623             1,055             9,142

Expenses:
Investment advisory fees                                                                  403               117             1,199
Administration fees                                                                        95                28               261
Shareholder service fees-- Class A                                                        153                37               179
12b-1 fees-- Class G                                                                       29                12               319
Accounting fees                                                                            68                52                89
Custodian fees                                                                             29                 8                48
Legal and audit fees                                                                        8                 5                21
Trustees' fees and expenses                                                                 3                 1                 7
Transfer agent fees                                                                        46                21                90
Registration and filing fees                                                               26                21                27
Printing fees                                                                               4                 2                10
Other                                                                                       4                 1                10

     Total Expenses                                                                       868               305             2,260

Expenses voluntarily reduced                                                             (129)              (63)               --

     Expenses before reimbursement from distributor                                       739               242             2,260
     Expenses reimbursed by distributor                                                   (75)              (40)               --

     Net Expenses                                                                         664               202             2,260

Net Investment Income                                                                   1,959               853             6,882

Realized/unrealized gains (losses) from investments:
Net realized gains (losses) from investment transactions                                1,273               (61)            1,568
Net change in unrealized appreciation/depreciation from investments                       687               358             1,007

Net realized/unrealized gains from investments                                          1,960               297             2,575

Change in net assets resulting from operations                                         $3,919            $1,150            $9,457



                      See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets

(Amounts in Thousands)


                                                     National Municipal          New York Municipal           Ohio Municipal
                                                          Bond Fund                   Bond Fund                  Bond Fund

                                                     Year          Year          Year          Year         Year          Year
                                                     Ended         Ended         Ended         Ended        Ended         Ended
                                                  October 31,   October 31,   October 31,   October 31,  October 31,   October 31,
                                                     2002          2001          2002          2001         2002          2001

From Investment Activities:
Operations:
     Net investment income                         $  1,959      $  1,660       $   853       $   801      $  6,882      $  7,477
     Net realized gains (losses) from
       investment transactions                        1,273         2,756           (61)           97         1,568         4,404
     Net change in unrealized appreciation/
       depreciation from investments                    687         1,272           358           555         1,007         6,155

Change in net assets resulting from operations        3,919         5,688         1,150         1,453         9,457        18,036

Distributions to Shareholders:
     From net investment income by class:
         Class A                                     (1,671)       (1,507)         (651)         (653)       (2,463)       (2,898)
         Class G                                       (295)         (150)         (184)         (131)       (4,312)       (4,622)
     From net realized gains from
       investment transactions                       (2,756)         (762)          (48)           --        (3,670)           --

Change in net assets from distributions
   to shareholders                                   (4,722)       (2,419)         (883)         (784)      (10,445)       (7,520)

Capital Transactions:
     Proceeds from shares issued                     58,194        31,837         6,668         7,192        46,559        39,911
     Dividends reinvested                             2,960         1,522           484           505         5,572         4,422
     Cost of shares redeemed                        (44,396)      (10,219)       (4,698)       (4,433)      (31,200)      (32,940)

Change in net assets from capital transactions       16,758        23,140         2,454         3,264        20,931        11,393

Change in net assets                                 15,955        26,409         2,721         3,933        19,943        21,909

Net Assets:
     Beginning of period                             64,034        37,625        20,269        16,336       192,903       170,994

     End of period                                 $ 79,989      $ 64,034       $22,990       $20,269      $212,846      $192,903

Share Transactions:
     Issued                                           5,422         2,952           526           573         3,930         3,369
     Reinvested                                         276           143            39            41           471           375
     Redeemed                                        (4,123)         (948)         (374)         (355)       (2,638)       (2,789)

Change in Shares                                      1,575         2,147           191           259         1,763           955



                      See notes to financial statements.



The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                                National Municipal Bond Fund

                                                                      Class A Shares


                                              Year           Year          Year           Year           Year
                                              Ended          Ended         Ended          Ended          Ended
                                           October 31,    October 31,   October 31,    October 31,    October 31,
                                              2002           2001          2000           1999          1998

Net Asset Value, Beginning of Period         $ 11.19       $ 10.52        $ 10.17        $ 10.92       $ 10.51

Investment Activities
     Net investment income                      0.29          0.36           0.40           0.41          0.43
     Net realized and unrealized gains
       (losses) from investments                0.25          0.87           0.40          (0.51)         0.41

         Total from Investment Activities       0.54          1.23           0.80          (0.10)         0.84

Distributions
     Net investment income                     (0.29)        (0.36)         (0.40)         (0.41)        (0.43)
     Net realized gains                        (0.48)        (0.20)         (0.05)         (0.24)           --

         Total Distributions                   (0.77)        (0.56)         (0.45)         (0.65)        (0.43)

Net Asset Value, End of Period               $ 10.96       $ 11.19        $ 10.52        $ 10.17       $ 10.92

Total Return (excludes sales charges)           5.10%        12.09%          8.07%         (0.99)%        8.15%

Ratios/Supplementary Data:
Net Assets at end of period (000)            $65,976       $55,279        $36,516        $37,579       $47,296
Ratio of expenses to
   average net assets <F6>                      0.88%         1.05%          1.04%          0.86%         0.67%
Ratio of net investment income
   to average net assets <F6>                   2.70%         3.28%          3.93%          3.80%         4.02%
Ratio of expenses to
   average net assets<F1>                       1.18%         1.21%          1.33%          1.24%         1.22%
Ratio of net investment income
   to average net assets<F1>                    2.40%      3.12%       3.64%       3.42%      3.47%
Portfolio turnover <F5>                          330%       472%        270%        127%       152%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain operating expenses (excluding certain items) of the Class G Shares of the Fund at a minimum of 1.90% until at least February 28, 2012.






The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                   National Municipal Bond Fund

                                                         Class G Shares

                                                                     December 17,
                                                Year         Year        1999
                                                Ended        Ended      through
                                              October 31, October 31, October 31,
                                                 2002        2001      2000<F2>

Net Asset Value, Beginning of Period            $ 11.19      $10.52      $10.13

Investment Activities
     Net investment income                         0.28        0.34        0.32
     Net realized and unrealized gains
       (losses) from investments                   0.26        0.87        0.40

         Total from Investment Activities          0.54        1.21        0.72

Distributions
     Net investment income                        (0.28)      (0.34)      (0.33)
     Net realized gains                           (0.48)      (0.20)         --

         Total Distributions                      (0.76)      (0.54)      (0.33)

Net Asset Value, End of Period                  $ 10.97      $11.19      $10.52

Total Return (excludes sales charges)              5.06%      11.90%       7.26%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)               $14,013      $8,755      $1,109
Ratio of expenses to
   average net assets <F6>                         1.03%       1.19%       1.48%<F4>
Ratio of net investment income
   to average net assets <F6>                      2.56%       3.01%       3.42%<F4>
Ratio of expenses to
   average net assets<F1>                          1.20%       1.37%       4.85%<F4>
Ratio of net investment income
   to average net assets<F1>                       2.39%       2.83%       0.05%<F4>
Portfolio turnover <F5>                             330%        472%        270%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain operating expenses (excluding certain items) of the Class G Shares of the Fund at a minimum of 1.90% until at least February 28, 2012.




                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                          New York Municipal Bond Fund

                                                                  Class A Shares

                                             Year         Year         Year         Year         Year
                                             Ended        Ended        Ended        Ended        Ended
                                          October 31,  October 31,  October 31,  October 31,  October 31,
                                             2002         2001         2000         1999         1998

Net Asset Value, Beginning of Period        $ 12.66       $ 12.17     $ 11.99      $ 12.80     $ 12.68

Investment Activities
     Net investment income                     0.51          0.59        0.61         0.61        0.61
     Net realized and unrealized gains
       (losses) from investments               0.20          0.48        0.19        (0.81)       0.14

         Total from Investment Activities      0.71          1.07        0.80        (0.20)       0.75

Distributions
     Net investment income                    (0.50)        (0.58)      (0.62)       (0.61)      (0.61)
     Net realized gains                       (0.03)           --          --           --       (0.02)

         Total Distributions                  (0.53)        (0.58)      (0.62)       (0.61)      (0.63)

Net Asset Value, End of Period              $ 12.84       $ 12.66     $ 12.17      $ 11.99     $ 12.80

Total Return (excludes sales charges)          5.80%         8.98%       7.00%       (1.74)%      6.12%

Ratios/Supplementary Data:
Net Assets at end of period (000)           $17,314       $15,458     $14,082      $14,084     $18,073
Ratio of expenses to
   average net assets <F6>                     0.88%         1.05%       0.98%        0.95%       0.94%
Ratio of net investment income
   to average net assets <F6>                  4.07%         4.80%       5.08%        4.82%       4.85%
Ratio of expenses to
   average net assets<F1>                      1.42%         1.49%       1.60%        1.42%       1.35%
Ratio of net investment income
   to average net assets<F1>                   3.53%         4.36%       4.46%        4.35%       4.44%
Portfolio turnover <F5>                          23%           45%         26%          28%         38%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain operating expenses (excluding certain items) of the Class G Shares of the Fund at a minimum of 1.90% until at least February 28, 2012.




The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                    New York Municipal Bond Fund

                                                      Class G Shares

                                                                       December 21,
                                                  Year         Year        1999
                                                  Ended        Ended      through
                                               October 31,  October 31,  October 31,
                                                  2002         2001      2000<F2>

Net Asset Value, Beginning of Period            $12.61      $12.11      $11.94

Investment Activities
     Net investment income                        0.48        0.53        0.52
     Net realized and unrealized gains
       (losses) from investments                  0.18        0.50        0.20

         Total from Investment Activities         0.66        1.03        0.72

Distributions
     Net investment income                       (0.47)      (0.53)      (0.55)
     Net realized gains                          (0.03)         --          --

         Total Distributions                     (0.50)      (0.53)      (0.55)

Net Asset Value, End of Period                  $12.77      $12.61      $12.11

Total Return (excludes sales charges)             5.38%       8.64%       6.16%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)               $5,676      $4,811      $2,254
Ratio of expenses to
   average net assets <F6>                        1.18%       1.49%       1.54%<F4>
Ratio of net investment income
   to average net assets <F6>                     3.78%       4.33%       4.42%<F4>
Ratio of expenses to
   average net assets<F1>                         1.54%       1.79%       2.96%<F4>
Ratio of net investment income
   to average net assets<F1>                      3.42%       4.03%       3.00%<F4>
Portfolio turnover <F5>                             23%         45%         26%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2002, the Advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain operating expenses (excluding certain items) of the Class G Shares of the Fund at a minimum of 1.90% until at least February 28, 2012.



                      See notes to financial statements.



The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                              Ohio Municipal Bond Fund

                                                                  Class A Shares

                                             Year         Year         Year         Year         Year
                                             Ended        Ended        Ended        Ended        Ended
                                          October 31,  October 31,  October 31,  October 31,  October 31,
                                              2002        2001         2000         1999         1998

Net Asset Value, Beginning of Period       $ 12.14      $ 11.45      $ 11.11      $ 12.04      $ 11.72

Investment Activities
     Net investment income                    0.41         0.50         0.51         0.49         0.51
     Net realized and unrealized gains
       (losses) from investments              0.14         0.69         0.34        (0.75)        0.42

         Total from Investment
           Activities                         0.55         1.19         0.85        (0.26)        0.93

Distributions
     Net investment income                   (0.40)       (0.50)       (0.51)       (0.49)       (0.51)
     Net realized gains                      (0.23)          --           --        (0.10)       (0.10)
     In excess of net realized gains            --           --           --        (0.08)          --

         Total Distributions                 (0.63)       (0.50)       (0.51)       (0.67)       (0.61)

Net Asset Value, End of Period             $ 12.06      $ 12.14      $ 11.45      $ 11.11      $ 12.04

Total Return (excludes sales charges)         4.77%       10.55%        7.84%       (2.29)%       8.18%

Ratios/Supplementary Data:
Net Assets at end of period (000)          $74,453      $74,705      $64,414      $74,984      $82,704
Ratio of expenses to
   average net assets                         1.11%        1.03%        0.94%        0.92%        0.91%
Ratio of net investment income
   to average net assets                      3.47%        4.15%        4.52%        4.20%        4.31%
Ratio of expenses to
   average net assets<F1>                     <F7>         1.11%        1.15%        1.14%        1.13%
Ratio of net investment income
   to average net assets<F1>                  <F7>         4.07%        4.31%        3.98%        4.09%
Portfolio turnover <F6>                         83%          96%          69%         112%          95%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Ohio Tax-Free Fund merged into the Victory Ohio Municipal Bond Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no fee reductions during the period.





The Victory Portfolios                                     Financial Highlights

For a Share Outstanding Throughout Each Period


                                                             Ohio Municipal Bond Fund

                                                                   Class G Shares

                                                                                          March 26,
                                                 Year            Year          Year         1999
                                                 Ended           Ended         Ended        through
                                               October 31,   October 31,   October 31,    October 31,
                                                  2002           2001          2000          1999<F2><F3>

Net Asset Value, Beginning of Period            $  12.12      $  11.43      $  11.09      $  11.79

Investment Activities
     Net investment income                          0.41          0.49          0.51          0.28
     Net realized and unrealized gains
       (losses) from investments                    0.14          0.69          0.34         (0.70)

         Total from Investment
           Activities                               0.55          1.18          0.85         (0.42)

Distributions
     Net investment income                         (0.40)        (0.49)        (0.51)        (0.28)
     Net realized gains                            (0.23)           --            --            --
     In excess of net realized gains                  --            --            --            --

         Total Distributions                       (0.63)        (0.49)        (0.51)        (0.28)

Net Asset Value, End of Period                  $  12.04      $  12.12      $  11.43      $  11.09

Total Return (excludes sales charges)               4.75%        10.55%         7.89%        (3.59)%<F4>

Ratios/Supplementary Data:
Net Assets at end of period (000)               $138,393      $118,198      $106,580      $122,458
Ratio of expenses to
   average net assets                               1.14%         1.04%         0.91%         0.90%<F5>
Ratio of net investment income
   to average net assets                            3.43%         4.14%         4.56%         4.18%<F5>
Ratio of expenses to
   average net assets<F1>                           <F7>          1.14%         1.13%         1.12%<F5>
Ratio of net investment income
   to average net assets<F1>                        <F7>          4.04%         4.34%         3.96%<F5>
Portfolio turnover <F6>                               83%           96%           69%          112%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Ohio Tax-Free Fund merged into the Victory Ohio Municipal Bond Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no fee reductions during the period.



                      See notes to financial statements.

Notes to Financial Statements
The Victory PortfoliosOctober 31, 2002

1.   Organization:

     The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) and a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 27 active funds. The accompanying financial statements are those of the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund (formerly the International Growth Fund), Nasdaq-100 Index(R) Fund, LifeChoice Conservative Investor Fund, LifeChoice Moderate Investor Fund, LifeChoice Growth Investor Fund, (together the LifeChoice Funds), Balanced Fund, Convertible Fund (formerly the Convertible Securities Fund), Real Estate Fund (formerly the Real Estate Investment Fund), Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund (formerly the New York Tax-Free Fund) and the Ohio Municipal Bond Fund (collectively, the "Funds").

     The Value Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Balanced Fund, Convertible Fund, Intermediate Income Fund, National Municipal Bond Fund, New York Municipal Bond Fund and the Ohio Municipal Bond Fund are authorized to issue two classes of shares: Class A Shares and Class G Shares. The Nasdaq-100 Index(R) Fund, Real Estate Fund, and Fund for Income are authorized to issue three classes of shares: Class A Shares, Class C Shares and Class G Shares. The Diversified Stock Fund is authorized to issue four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class G shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

     The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Diversified Stock Fund and the Growth Fund seek to provide long term growth of capital. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The Small Company Opportunity Fund seeks to provide capital appreciation. The International Fund seeks to provide capital growth consistent with reasonable investment risk. The Nasdaq-100 Index(R) Fund seeks to provide long-term capital appreciation. The LifeChoice Conservative Investor Fund seeks to provide current income combined with moderate growth of capital. The LifeChoice Moderate Investor Fund seeks to provide growth of capital combined with a moderate level of current income. The LifeChoice Growth Investor Fund seeks to provide growth of capital. The Balanced Fund seeks to provide income and long-term growth of capital. The Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Real Estate Fund seeks to provide total return through investments in real estate-related securities. The Intermediate Income Fund seeks to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The New York Municipal Bond Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

                                  Continued

The Victory Portfolios                                         October 31, 2002

2.   Reorganization:

     On May 23, 2001, the Board of Trustees of the Trust approved a Plan of Reorganization and Termination ("the Reorganization") to merge and transfer all of the assets and liabilities of the Class A Shares and Class G Shares of the Investment Quality Bond Fund into the Class A Shares and the Class G Shares, respectively, of the Intermediate Income Fund. The Reorganization qualified as a tax-free exchange for Federal income tax purposes and was completed on October 14, 2001, following approval by shareholders at a shareholder meeting held on September 13, 2001. The following is a summary of shares outstanding, net assets, net asset value per share and net unrealized appreciation immediately before and after the Reorganization (amounts in thousands):



                                                       Before                 After
                                                      Transfer               Transfer

                                             Victory          Victory        Victory
                                            Investment     Intermediate    Intermediate
                                             Quality          Income          Income
                                             Bond Fund         Fund            Fund

     Class A Shares (000)                      10,353          21,671           31,772
     Class G Shares (000)                          43             152              195

     Total Shares (000)                        10,396          21,823           31,967

     Class A Net Assets (000)                $ 99,906        $214,401         $314,307
     Class G Net Assets (000)                     419           1,495            1,914

     Total Net Assets (000)                  $100,325        $215,896         $316,221

     Net Asset Value
     Class A Shares                          $   9.65        $   9.89         $   9.89
     Class G Shares                          $   9.67        $   9.84         $   9.84

     Unrealized Appreciation (000)           $    230        $  5,975         $  6,205


3.   Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     Investments of the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Nasdaq-100 Index(R) Fund, Balanced Fund, Convertible Fund, Real Estate Fund, Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund, and the Ohio Municipal Bond Fund are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded or on the basis of valuation procedures approved by the Board of Trustees. For the LifeChoice Funds as well as the other Funds, investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

     Securities Transactions and Related Income:

     Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date, net of any applicable foreign taxes withheld. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds

                                  Continued

The Victory Portfolios                                         October 31, 2002

     Foreign Currency Translation:

     The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Balanced Fund and the International Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Trust isolates that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

     Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

     Repurchase Agreements:

     Each Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Trust's investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller under a repurchase agreement is required to maintain the collateral held pursuant to the agreement valued at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Forward Currency Contracts:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

     Futures Contracts:

     The Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Nasdaq-100 Index(R) Fund and the Balanced Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

                                  Continued

The Victory Portfolios                                         October 31, 2002

     Securities Purchased on a When-Issued Basis:

     All Funds except the LifeChoice Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2002, the following Funds had outstanding "when-issued" purchase commitments with corresponding assets segregated, as follows (amounts in thousands):

             Balanced Fund                               $1,192
             Intermediate Income Fund                     3,335
             Fund for Income                              4,387
             National Municipal Bond Fund                 1,603
             Ohio Municipal Bond Fund                     2,498

     Securities Lending:

     The Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Nasdaq-100 Index(R) Fund, Balanced Fund, and Intermediate Income Fund, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Trustees. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. Key Trust Company of Ohio, N.A. ("Key Trust"), an affiliate of the Adviser, serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"). Under guidelines established by the Board of Trustees, the Fund must maintain loan collateral with Key Trust at all times in an amount equal to at least 102% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Key Trust, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time. The following Funds loaned securities and held collateral with the following market values as of October 31, 2002 (amounts in thousands):

                                                Market Value      Market Value
                                            of Loaned Securities  of Collateral

            Value Fund                           $  84,697         $  88,105
            Diversified Stock Fund                 308,565           318,916
            Stock Index Fund                        96,599           103,820
            Growth Fund                             80,231            82,034
            Established Value Fund                  52,461            53,962
            Special Value Fund                      53,783            55,435
            Small Company Opportunity Fund          26,933            27,422
            Balanced Fund                           82,176            84,258
            Intermediate Income Fund                84,072            86,495

     As of October 31, 2002, each Fund's loaned securities were fully collateralized by cash, which was reinvested in over night repurchase agreements and money market funds.

                                  Continued

The Victory Portfolios                                         October 31, 2002


     Dividends to Shareholders:

     Dividends from net investment income are declared and paid quarterly for the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Nasdaq-100 Index(R) Fund, the LifeChoice Funds, Convertible Fund, and the Real Estate Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund and the Ohio Municipal Bond Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

     The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund are reclassified as an offset to capital in the accompanying statements of assets and liabilities.

     Federal Income Taxes:

     It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     Other:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or other appropriate basis. Fees paid under a Fund's shareholder servicing or distribution plans, as well as transfer agency, printing and state registration fees, are borne by the specific class of shares to which they apply.

4.   Purchases and Sales of Securities:

     Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2002 were as follows (amounts in thousands):

                                                     Purchases        Sales

          Value Fund                               $   169,089     $   224,534
          Diversified Stock Fund                     1,260,158       1,072,043
          Stock Index Fund                              37,987         176,870
          Growth Fund                                  121,043         151,410
          Established Value Fund                       238,361         280,774
          Special Value Fund                           184,872         177,480
          Small Company Opportunity Fund                72,259          78,487
          International Fund                           216,294         238,287
          Nasdaq-100 Index(R)Fund                        9,087           7,015
          LifeChoice Conservative Investor Fund          5,459           4,416
          LifeChoice Moderate Investor Fund             13,810          16,539
          LifeChoice Growth Investor Fund                8,001           7,352
          Balanced Fund                                339,348         372,901
          Convertible Fund                              35,081          45,088
          Real Estate Fund                              16,882           4,834
          Intermediate Income Fund                     519,316         519,068
          Fund for Income                              384,378         250,542
          National Municipal Bond Fund                 238,261         223,364
          New York Municipal Bond Fund                   6,586           4,441
          Ohio Municipal Bond Fund                     156,618         154,242


                                  Continued

The Victory Portfolios                                         October 31, 2002

5.   Related Party Transactions:

     Investment advisory services are provided to all the Funds by Victory Capital Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyCorp. Templeton Investment Counsel serves as a sub-adviser for the International Fund. Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The Adviser, and not the Trust, pays sub-advisory fees as applicable. Key Bank National Association serving as custodian for all of the Funds, receives custodian fees in addition to reimbursement of expenses incurred.

     Under terms of the Investment Advisory Agreement, the investment advisory fees of the Value Fund, Growth Fund and Special Value Fund are computed at the annual rate of 0.75% of the Fund's average daily net assets up to $400 million, 0.65% of the Fund's average daily net assets between $400 million and $800 million, and 0.60% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Diversified Stock Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $800 million, and 0.60% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Stock Index Fund are computed at the annual rate of 0.50% of the Fund's average daily net assets up to $400 million, 0.45% of the Fund's average daily net assets between $400 million and $800 million, and 0.40% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Established Value Fund and the Small Company Opportunity Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $100 million, 0.55% of the Fund's average daily net assets between $100 million and $200 million, and 0.45% of the Fund's average daily net assets greater than $200 million; and, the investment advisory fees of the Balanced Fund are computed at the annual rate of 0.70% of the Fund's average daily net assets up to $400 million, 0.60% of the Fund's average daily net assets between $400 million and $800 million, and 0.55% of the Fund's average daily net assets greater than $800 million.

     BISYS Fund Services, Inc. (the "Administrator"), an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator to the Trust. Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Trust for serving as officers.

     Under the terms of the Administration Agreement, prior to April 1, 2002, the Administrator's fee was computed at the annual rate of 0.15% of the Fund's average daily net assets of $300 million and less, 0.12% of the Fund's average daily net assets between $300 million and $600 million and 0.10% of the Fund's average daily net assets greater than $600 million. After April 1, 2002, the Administrator's fee is computed at the annual rate of 0.14% of the Trust's average daily net assets up to $8 billion, 0.10% of the Trust's average daily net assets between $8 billion and $25 billion, and 0.08% of the Trust's average daily net assets greater than $25 billion. Under a Sub-Administration Agreement, BISYS pays the Adviser a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds. The Administrator's fees for the LifeChoice Funds is computed at the annual rate of 0.01% of the average daily net assets of each Fund with a minimum of $12,000 per Fund per year. Under a Sub-Administration Agreement, BISYS pays the Adviser a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds.

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of BISYS, serves the Trust as Fund Accountant and Transfer Agent for the Funds. Under the terms of the Fund Accounting and Transfer Agency Agreements, BISYS Ohio is entitled to receive fees and reimbursement of out-of-pocket expenses incurred in providing fund accounting and transfer agent services.

     BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of BISYS, serves as distributor for the shares of the Trust.

     Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly service fee at an annual rate of up to 0.25% of the average daily net assets of the Class G shares of the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Nasdaq-100 Index(R) Fund, Balanced Fund, Convertible Fund, Real Estate Fund, Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund and the Ohio Municipal Bond Fund. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. The Distributor may also receive a fee for general distribution services and for its assistance in selling Class G shares of the Funds. This fee is computed and paid at an annual rate of 0.25% of the average daily net assets of the Class G shares of the Value Fund, Diversified Stock Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Balanced Fund, Convertible Fund, and the Real Estate Fund.

     The Distributor or financial institutions (directly or through the Distributors) may receive from Class A shares of all the Funds except the Stock Index Fund and Class B Shares for the Diversified Stock Fund, pursuant to a Shareholder Servicing Plan, a fee of up to 0.25% of the average daily net assets of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Advisor.

                                  Continued

The Victory Portfolios                                         October 31, 2002


     In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended October 31, 2002, the Distributor received approximately $928 from commissions earned on sales of the Class A Shares of the Funds, a portion of which the Distributor reallowed to dealers of the Funds' shares including approximately $80 to affiliates of the Funds.

     Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

     Additional information regarding related party transactions is as follows for the year ended October 31, 2002:



                                                         Investment             Administration     Shareholder
                                                        Advisory Fees                Fees        Servicing Fees

                                                Maximum
                                               Percentage
                                               of Average        Voluntary         Voluntary        Voluntary
                                                  Daily             Fee               Fee              Fee
                                               Net Assets       Reductions        Reductions       Reductions

                                                                    (000)            (000)             (000)
     Value Fund                                   0.75%               --               --                --
     Diversified Stock Fund                       0.65%               --               --                91
     Stock Index Fund                             0.50%               97              622                --
     Growth Fund                                  0.75%               --               --                --
     Established Value Fund                       0.65%               --              241               150
     Special Value Fund                           0.75%               --               --                --
     Small Company Opportunity Fund               0.65%               16               97                --
     International Fund                           1.10%              143               --                --
     Nasdaq - 100 Index(R) Fund                   0.60%               83               19                --
     LifeChoice Conservative Investor Fund        0.20%               19               --                --
     LifeChoice Moderate Investor Fund            0.20%               58               --                --
     LifeChoice Growth Investor Fund              0.20%               31               --                --
     Balanced Fund                                0.70%               --              243                --
     Convertible Fund                             0.75%               --               --                 9
     Real Estate Fund                             0.80%               43               --                --
     Intermediate Income Fund                     0.75%              567               --                --
     Fund for Income                              0.50%               --               --                15
     National Municipal Bond Fund                 0.55%              129               --                --
     New York Municipal Bond Fund                 0.55%               48               15                --
     Ohio Municipal Bond Fund                     0.60%               --               --                --



                                  Continued

The Victory Portfolios                                         October 31, 2002

6.   Capital Share Transactions:

     Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):



                                               Value                 Diversified                Stock
                                               Fund                   Stock Fund              Index Fund

                                        Year         Year         Year         Year         Year         Year
                                        Ended        Ended        Ended        Ended        Ended        Ended
                                     October 31,  October 31,  October 31,  October 31,  October 31,  October 31,
                                        2002         2001         2002         2001         2002         2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued     $   78,985     $ 77,245    $ 363,567    $ 375,833   $   50,456   $   70,080
     Dividends reinvested                43,639       76,140       28,889      124,337       45,178       22,325
     Cost of shares redeemed           (136,123)     (98,040)    (253,038)    (216,198)    (155,283)    (193,075)

     Total                           $  (13,499)    $ 55,345    $ 139,418    $ 283,972   $  (59,649)   $(100,670)

     Class B Shares:
     Proceeds from shares issued     $       --     $     --    $      51    $      64   $       --    $      --
     Dividends reinvested                    --           --        1,652        9,685           --           --
     Cost of shares redeemed                 --           --       (8,766)      (9,000)          --           --

     Total                           $       --     $     --    $  (7,063)   $     749   $       --    $      --

     Class C Shares:
     Proceeds from shares issued     $       --     $     --    $   2,572    $      --   $       --    $      --
     Dividends reinvested                    --           --            1           --           --           --
     Cost of shares redeemed                 --           --          (37)          --           --           --

     Total                           $       --     $     --    $   2,536    $      --   $       --$          --

     Class G Shares:
     Proceeds from shares issued     $   16,609     $  3,760    $ 101,795    $  47,852   $    5,780    $  12,334
     Dividends reinvested                   533          434        4,132       18,581        2,217          812
     Cost of shares redeemed             (7,907)        (854)     (44,692)     (25,620)      (7,970)      (7,764)

     Total                           $    9,235     $  3,340    $  61,235    $  40,813   $       27    $   5,382

     Share Transactions:
     Class A Shares:
     Issued                               6,998        5,276       27,177       24,712        3,188        3,529
     Reinvested                           3,513        5,097        2,065        8,372        2,693        1,044
     Redeemed                           (12,318)      (6,678)     (20,648)     (14,573)     (10,601)     (10,065)

     Total                               (1,807)       3,695        8,594       18,511       (4,720)      (5,492)

     Class B Shares:
     Issued                                  --           --            3            4           --           --
     Reinvested                              --           --          122          680           --           --
     Redeemed                                --           --         (754)        (632)          --           --

     Total                                   --           --         (629)          52           --           --

     Class C Shares:
     Issued                                  --           --          205           --           --           --
     Reinvested                              --           --           --<F1>       --           --           --
     Redeemed                                --           --           (4)          --           --           --

     Total                                   --           --          201           --           --           --

     Class G Shares:
     Issued                               1,515          253        7,606        3,223          374          620
     Reinvested                              43           29          291        1,251          132           38
     Redeemed                              (825)         (59)      (3,708)      (1,728)        (521)        (408)

     Total                                  733          223        4,189        2,746          (15)         250


<F1> Rounds to less than 1,000.





6.   Capital Share Transactions:

     Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):


                                              Growth                 Established
                                               Fund                  Value Fund

                                       Year          Year         Year         Year
                                       Ended         Ended        Ended        Ended
                                     October 31,  October 31,  October 31,   October 31,
                                       2002          2001         2002         2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued       $ 55,212     $ 246,922    $ 29,071      $ 26,126
     Dividends reinvested                 1,711        28,819       6,953      1,193
     Cost of shares redeemed            (81,907)     (117,455)    (22,787)     (5,741)

     Total                             $(24,984)    $ 158,286    $ 13,237      $ 21,578

     Class B Shares:
     Proceeds from shares issued       $     --     $      --    $     --      $     --
     Dividends reinvested                    --            --          --            --
     Cost of shares redeemed                 --            --          --            --

     Total                             $     --     $      --    $     --      $     --

     Class C Shares:
     Proceeds from shares issued       $     --     $      --    $     --      $     --
     Dividends reinvested                    --            --          --            --
     Cost of shares redeemed                 --            --          --            --

     Total                             $     --     $      --    $     --      $     --

     Class G Shares:
     Proceeds from shares issued       $  3,937     $   3,335    $ 34,782      $ 21,929
     Dividends reinvested                    31           476      56,460        31,470
     Cost of shares redeemed             (2,462)       (2,013)    (88,028)      (74,658)

     Total                             $  1,506     $   1,798    $  3,214      $(21,259)

     Share Transactions:
     Class A Shares:
     Issued                               3,335        10,523       1,188           848
     Reinvested                              94         1,277         307            39
     Redeemed                            (5,001)       (5,945)       (975)         (181)

     Total                               (1,572)        5,855         520           706

     Class B Shares:
     Issued                                  --            --          --            --
     Reinvested                              --            --          --            --
     Redeemed                                --            --          --            --

     Total                                   --            --          --            --

     Class C Shares:
     Issued                                  --            --          --            --
     Reinvested                              --            --          --            --
     Redeemed                                --            --          --            --

     Total                                   --            --          --            --

     Class G Shares:
     Issued                                 229           167       1,426           710
     Reinvested                               2            21       2,499         1,027
     Redeemed                              (153)         (108)     (3,570)       (2,394)

     Total                                   78            80         355          (657)


<F1> Rounds to less than 1,000.




                                  Continued

The Victory Portfolios                                         October 31, 2002


     Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):


                                             Special Value           Small Company
                                                Fund               Opportunity Fund

                                          Year         Year         Year         Year
                                          Ended        Ended        Ended        Ended
                                       October 31,  October 31,  October 31,  October 31,
                                          2002         2001         2002         2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued        $ 217,702    $ 63,441  $   45,795   $ 19,913
     Dividends reinvested                  18,450      28,512       1,815        804
     Cost of shares redeemed             (204,377)    (62,355)    (35,191)    (7,754)

     Total                              $  31,775    $ 29,598  $   12,419   $ 12,963

     Class C Shares:
     Proceeds from shares issued        $      --    $     --  $       --   $     --
     Dividends reinvested                      --          --          --         --
     Cost of shares redeemed                   --          --          --         --

     Total                              $      --    $     --  $       --   $     --

     Class G Shares:
     Proceeds from shares issued        $   1,611    $    606  $   95,994   $ 17,076
     Dividends reinvested                      73          20       6,676      4,897
     Cost of shares redeemed                 (465)        (27)   (107,554)   (23,092)

     Total                              $   1,219    $    599  $   (4,884)  $ (1,119)

     Share Transactions:
     Class A Shares:
     Issued                                17,138       4,513       1,977        784
     Reinvested                             1,508       2,158          84         33
     Redeemed                             (16,306)     (4,510)     (1,560)      (317)

     Total                                  2,340       2,161         501        500

     Class C Shares:
     Issued                                    --          --          --         --
     Reinvested                                --          --          --         --
     Redeemed                                  --          --          --         --

     Total                                     --          --          --         --

     Class G Shares:
     Issued                                   126          44       4,243        680
     Reinvested                                 6           2         311        199
     Redeemed                                 (39)         (2)     (4,750)      (922)

     Total                                     93          44        (196)       (43)



     Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):


                                            International              Nasdaq-100
                                             Growth Fund              Index(R) Fund

                                          Year         Year         Year         Period
                                          Ended        Ended        Ended        Ended
                                       October 31,  October 31,  October 31,  October 31,
                                          2002         2001         2002          2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued        $ 136,241    $231,717     $ 7,229       $12,720
     Dividends reinvested                      --       8,711          --            20
     Cost of shares redeemed             (153,851)   (256,402)     (4,911)       (2,198)

     Total                              $ (17,610)   $(15,974)    $ 2,318       $10,542

     Class C Shares:
     Proceeds from shares issued        $      --    $     --     $   268       $    --
     Dividends reinvested                      --          --          --            --
     Cost of shares redeemed                   --          --         (61)           --

     Total                              $      --    $     --     $   207       $    --

     Class G Shares:
     Proceeds from shares issued        $  29,737    $ 15,199     $ 2,023       $ 7,312
     Dividends reinvested                      --       4,391          --            29
     Cost of shares redeemed              (37,172)    (18,650)     (1,286)       (1,855)

     Total                              $  (7,435)   $    940     $   737       $ 5,486

     Share Transactions:
     Class A Shares:
     Issued                                15,670      23,143       1,978         2,229
     Reinvested                                --         734          --             4
     Redeemed                             (17,708)    (25,273)     (1,538)         (477)

     Total                                 (2,038)     (1,396)        440         1,756

     Class C Shares:
     Issued                                    --          --          89            --
     Reinvested                                --          --          --            --
     Redeemed                                  --          --         (16)           --

     Total                                     --          --          73            --

     Class G Shares:
     Issued                                 3,449       1,582         542         1,162
     Reinvested                                --         372          --             5
     Redeemed                              (4,302)     (1,915)       (369)         (345)

     Total                                   (853)         39         173           822



                                  Continued



                                        Notes to Financial Statements--continued
The Victory Portfolios                                          October 31, 2002


                                                Balanced                     Convertible                   Real Estate
                                                  Fund                     Securities Fund               Investment Fund

                                           Year          Year           Year           Year           Year           Year
                                           Ended         Ended          Ended          Ended          Ended          Ended
                                        October 31,   October 31,    October 31,    October 31,    October 31,    October 31,
                                           2002          2001           2002           2001           2002           2001

Capital Transactions:
Class A Shares:
Proceeds from shares issued              $ 48,734        $68,339       $17,642        $44,968        $20,798        $6,449
Dividends reinvested                       27,613         33,708         1,468          9,477            259           278
Cost of shares redeemed                  (106,856)       (64,715)      (27,437)       (55,363)       (12,947)       (4,715)

Total                                    $(30,509)       $37,332       $(8,327)       $  (918)       $ 8,110        $2,012

Class C Shares:
Proceeds from shares issued              $     --        $    --       $    --        $    --        $   270        $   --
Dividends reinvested                           --             --            --             --             --<F1>        --
Cost of shares redeemed                        --             --            --             --             (1)           --

Total                                    $     --        $    --       $    --        $    --        $   269        $   --

Class G Shares:
Proceeds from shares issued              $  2,963        $ 1,519       $ 1,061        $ 2,249        $ 4,099        $  637
Dividends reinvested                          185            110            37             56             65            12
Cost of shares redeemed                    (1,309)          (314)       (1,767)           (95)          (475)          (31)

Total                                    $  1,839        $ 1,315       $  (669)       $ 2,210        $ 3,689        $  618

Share Transactions:
Class A Shares:
Issued                                      4,136          5,172         1,596          3,634          1,612           533
Reinvested                                  2,344          2,541           135            770             20            23
Redeemed                                   (9,280)        (4,930)       (2,548)        (4,550)        (1,013)         (388)

Total                                      (2,800)         2,783          (817)          (146)           619           168

Class C Shares:
Issued                                         --             --            --             --             20            --
Reinvested                                     --             --            --             --             --<F1>        --
Redeemed                                       --             --            --             --             --<F1>        --

Total                                          --             --            --             --             20            --

Class G Shares:
Issued                                        263            115            94            191            317            51
Reinvested                                     16              8             3              5              5             1
Redeemed                                     (120)           (24)         (155)            (8)           (38)           (3)

Total                                         159             99           (58)           188            284            49


<F1> Rounds to less than 1,000.



                                  Continued



                                        Notes to Financial Statements--continued
The Victory Portfolios                                          October 31, 2002


                                                 Intermediate                   Fund for
                                                  Income Fund                    Income

                                              Year          Year           Year          Year
                                              Ended         Ended          Ended         Ended
                                           October 31,   October 31,    October 31,   October 31,
                                              2002          2001           2002          2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued            $126,373      $ 80,857       $126,084       $102,237
     Proceeds from shares issued
         in connection with merger                --        99,906             --             --
     Dividends reinvested                      9,794         7,934          7,352          5,514
     Cost of shares redeemed                (134,137)      (73,826)       (85,098)       (44,795)

     Total                                  $  2,030      $114,871       $ 48,338       $ 62,956

     Class C Shares:
     Proceeds from shares issued            $     --      $     --       $  1,208       $     --
     Dividends reinvested                         --            --              7             --
     Cost of shares redeemed                      --            --            (62)            --

     Total                                  $     --      $     --       $  1,153       $     --

     Class G Shares:
     Proceeds from shares issued            $  4,584      $  1,529       $186,565       $126,822
     Proceeds from shares issued
         in connection with merger                --           419             --             --
     Dividends reinvested                         85            33         12,364          9,465
     Cost of shares redeemed                  (3,699)         (650)       (96,963)       (46,844)

     Total                                  $    970      $  1,331       $101,966       $ 89,443

     Share Transactions:
     Class A Shares:
     Issued                                   12,878         8,310          9,498          7,765
     Issued in connection with merger             --        10,101             --             --
     Reinvested                                1,001           821            556            421
     Redeemed                                (13,658)       (7,598)        (6,410)        (3,405)

     Total                                       221        11,634          3,644          4,781

     Class C Shares:
     Issued                                       --            --             91             --
     Reinvested                                   --            --             --(a)          --
     Redeemed                                     --            --             (5)            --

     Total                                        --            --             86             --

     Class G Shares:
     Issued                                      468           159         14,023          9,636
     Issued in connection with merger             --            43             --             --
     Reinvested                                    9             3            934            722
     Redeemed                                   (380)          (69)        (7,335)        (3,573)

     Total                                        97           136          7,622          6,785



                                  Continued


                                       Notes to Financial Statements--continued
The Victory Portfolios                                         October 31, 2002


                                                 National Municipal            New York Municipal             Ohio Municipal
                                                      Bond Fund                     Bond Fund                    Bond Fund

                                                 Year           Year           Year          Year          Year           Year
                                                 Ended          Ended         Ended         Ended         Ended          Ended
                                              October 31,    October 31,    October 31,   October 31,   October 31,    October 31,
                                                 2002           2001           2002          2001          2002           2001

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued               $ 48,749        $22,328       $ 4,409        $ 3,164      $ 12,354       $ 16,364
     Dividends reinvested                         2,474          1,378           311            381           818            611
     Cost of shares redeemed                    (39,767)        (7,882)       (3,077)        (2,726)      (12,861)       (10,689)

     Total                                     $ 11,456        $15,824       $ 1,643        $   819      $    311       $  6,286

     Class G Shares:
     Proceeds from shares issued               $  9,445        $ 9,509       $ 2,259        $ 4,028      $ 34,205       $ 23,547
     Dividends reinvested                           486            144           173            124         4,754          3,811
     Cost of shares redeemed                     (4,629)        (2,337)       (1,621)        (1,707)      (18,339)       (22,251)

     Total                                     $  5,302        $ 7,316       $   811        $ 2,445      $ 20,620       $  5,107

     Share Transactions:
     Class A Shares:
     Issued                                       4,548          2,069           347            250         1,041          1,378
     Reinvested                                     231            130            25             31            69             52
     Redeemed                                    (3,700)          (729)         (243)          (218)       (1,090)          (902)

     Total                                        1,079          1,470           129             63            20            528

     Class G Shares:
     Issued                                         874            883           179            323         2,889          1,991
     Reinvested                                      45             13            14             10           402            323
     Redeemed                                      (423)          (219)         (131)          (137)       (1,548)        (1,887)

     Total                                          496            677            62            196         1,743            427


                                  Continued

The Victory Portfolios                                         October 31, 2002

7.   Concentration of Credit Risk:

     The New York Municipal Bond Fund and Ohio Municipal Bond Fund invest primarily in municipal debt obligations issued by the respective states and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. These Funds are more susceptible to economic and political factors which might adversely affect municipalities and companies within those states than are other types of funds which are not geographically concentrated to the same extent.

8.   Federal Income Tax Information:

     For the taxable year ended October 31, 2002, a portion of income dividends paid by the following Funds qualify for the dividends received deduction available to corporations (Unaudited):

                                                      Qualified Dividend Income

     Value Fund                                              100.00%
     Diversified Stock Fund                                  100.00%
     Stock Index Fund                                        100.00%
     Growth Fund                                             100.00%
     Established Value Fund                                  100.00%
     Special Value Fund                                      100.00%
     Small Company Opportunity Fund                          100.00%
     LifeChoice Conservative Investor Fund                    15.04%
     LifeChoice Moderate Investor Fund                        22.46%
     LifeChoice Growth Investor Fund                          59.74%
     Balanced Fund                                            45.22%
     Convertible Securities Fund                              62.78%

     Tax-exempt interest dividends are as follows for the year ended October 31, 2002 (amounts in thousands):

     National Municipal Bond Fund                            $1,966
     New York Municipal Bond Fund                               835
     Ohio Municipal Bond Fund                                 6,770

     During the year ended October 31, 2002, the following Funds paid long-term capital gain distributions (amounts in thousands):

     Value Fund                                             $44,121
     Diversified Stock Fund                                  36,273
     Stock Index Fund                                        47,431
     Growth Fund                                              1,719
     Established Value Fund                                  67,253
     Special Value Fund                                      21,755
     Small Company Opportunity Fund                          10,489
     LifeChoice Conservative Investor Fund                      297
     LifeChoice Moderate Investor Fund                        1,196
     LifeChoice Growth Investor Fund                          1,162
     Balanced Fund                                           21,283
     National Municipal Bond Fund                                58
     New York Municipal Bond Fund                                48
     Ohio Municipal Bond Fund                                 2,234


                                  Continued

The Victory Portfolios                                         October 31, 2002

     As of October 31, 2002, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any (amounts in thousands):

                                                            Amount      Expires

     Value Fund                                          $  38,413        2010
     Diversified Stock Fund                                140,229        2010
     Stock Index Fund                                       65,940        2010
     Growth Fund                                            50,893        2010
     Special Value Fund                                      2,609        2010
     Small Company Opportunity Fund                            832        2006
     International Fund                                     22,643        2009
     International Fund                                     14,129        2010
     Nasdaq 100 Index Fund                                     174        2008
     Nasdaq 100 Index Fund                                   3,446        2009
     Nasdaq 100 Index Fund                                   4,468        2010
     LifeChoice Conservative Investor Fund                     341        2010
     LifeChoice Moderate Investor Fund                       1,572        2010
     LifeChoice Growth Investor Fund                         1,639        2010
     Balanced Fund                                          16,724        2010
     Convertible Fund                                          237        2009
     Convertible Fund                                        6,782        2010
     Real Estate Fund                                          517        2007
     Real Estate Fund                                          360        2008
     Intermediate Income Fund                                3,242        2008
     Intermediate Income Fund                                1,297        2010
     Fund for Income                                           864        2003
     Fund for Income                                            62        2004
     Fund for Income                                           606        2007
     Fund for Income                                         3,017        2008
     Fund for Income                                           691        2009
     Fund for Income                                         1,886        2010
     New York Municipal Bond Fund                               61        2010

     As of October 31, 2002, the following Funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger with the Investment Quality Bond Fund and Government Mortgage Fund, respectively (amounts in thousands):

                                                            Amount      Expires

     Intermediate Income Fund                               $    6        2003
     Intermediate Income Fund                                6,428        2006
     Intermediate Income Fund                                4,270        2007
     Fund for Income                                           109        2004
     Fund for Income                                         2,523        2006
     Fund for Income                                         2,275        2007


                                  Continued

The Victory Portfolios                                         October 31, 2002

     As of October 31, 2002, cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting, realized gains for tax mark to mark accounting, REIT adjustments and amortization and accretion reclasses of approximately (amounts in thousands):

     Value Fund                                            $  3,472
     Diversified Stock Fund                                   7,478
     Stock Index Fund                                        18,554
     Growth Fund                                              1,494
     Special Value Fund                                       3,113
     Small Company Opportunity Fund                             191
     International Fund                                         734
     Nasdaq 100 Index Fund                                    5,922
     LifeChoice Conservative Investor Fund                      517
     LifeChoice Moderate Investor Fund                        2,171
     LifeChoice Growth Investor Fund                          1,592
     Balanced Fund                                            1,227
     Convertible Fund                                            20
     Real Estate Fund                                            40
     Intermediate Income Fund                                   817
     Fund for Income                                            864
     National Municipal Bond Fund                                 8
     New York Municipal Bond Fund                                17
     Ohio Municipal Bond Fund                                   113


     The tax character of dividends paid by the Funds during the fiscal year ended October 31, 2002 were as follows (amounts in thousands):


                                                 Dividends paid from

                                              Ordinary   Net Long-Term  Total Taxable  Tax Return    Tax-Exempt        Total
                                               Income    Capital Gains    Dividends    of Capital   Distributions Dividends Paid*

     Value Fund                              $  3,493      $44,121        $47,614          --              --        $47,614
     Diversified Stock Fund                     3,050       36,273         39,323          --              --         39,323
     Stock Index Fund                           4,384       47,431         51,815          --              --         51,815
     Growth Fund                                  183        1,719          1,902         $40              --          1,942
     Established Value Fund                     1,217       67,253***      68,470          --              --         68,470
     Special Value Fund                           277       21,755         22,032          70              --         22,102
     Small Company Opportunity Fund                11       10,489         10,500          --              --         10,500
     LifeChoice Conservative Investor Fund        304          297            601          --              --            601
     LifeChoice Moderate Investor Fund            645        1,196          1,841          --              --          1,841
     LifeChoice Growth Investor Fund              126        1,162          1,288          --              --          1,288
     Balanced Fund                              8,557       21,283         29,840          --              --         29,840
     Convertible Fund                           2,177           --          2,177          --              --          2,177
     Real Estate Fund                             701           --            701          --              --            701
     Intermediate Income Fund                  15,366           --         15,366          --              --         15,366
     Fund for Income                           27,327           --         27,327          --              --         27,327
     National Municipal Bond Fund               2,698           58          2,756          --          $1,966          4,722
     New York Municipal Bond Fund                  --           48             48          --             835            883
     Ohio Municipal Bond Fund                   1,441        2,234          3,675          --           6,770         10,445


                                  Continued


                                       Notes to Financial Statements--continued
The Victory Portfolios                                         October 31, 2002


As of October 31, 2002, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows (amounts in thousands):


                                                                                                                            Total
                      Undistributed  Undistributed  Undistributed                          Accumulated   Unrealized      Accumulated
                        Tax Exempt     Ordinary       Long-Term    Accumulated  Dividends  Capital and   Appreciation/     Earnings
                          Income       Income       Capital Gains   Earnings     Payable   Other Losses  Depreciation<F2>  (Deficit)

Value Fund                   --         $ 246            --          $ 246         --       $(38,413)    $(29,078)        $(67,245)
Diversified
  Stock Fund                 --           727            --            727         --       (140,229)    (155,372)        (294,874)
Stock Index Fund             --           370            --            370         --        (65,940)      10,997          (54,573)
Growth Fund                  --            --            --             --         --        (50,893)     (25,882)         (76,775)
Established
  Value Fund                 --            --            --             --         --             --       59,523           59,523
Special Value Fund           --            --            --             --         --         (2,609)        (454)          (3,063)
Small Company
  Opportunity Fund           --            --            --             --         --           (832)      11,622           10,790
International Fund           --            --            --             --         --        (36,772)     (10,664)         (47,436)
Nasdaq - 100
  Index(R)Fund               --            --            --             --         --         (8,088)      (7,845)         (15,933)
LifeChoice
  Conservative
  Investor Fund              --            11            --             11         --           (341)      (1,432)          (1,762)
LifeChoice
  Moderate
  Investor Fund              --            12            --             12         --         (1,572)      (6,187)          (7,747)
LifeChoice
  Growth
  Investor Fund              --            --            --             --         --         (1,639)      (4,860)          (6,499)
Balanced Fund                --            97            --             97         --        (16,724)      (8,613)         (25,240)
Convertible Fund             --            96            --             96         --         (7,019)      (5,979)         (12,902)
Real Estate Fund             --           290            --            290         --           (877)        (707)          (1,294)
Intermediate
  Income Fund                --            62            --             62         --        (15,243)       9,343           (5,838)
Fund for Income              --           187            --            187         --        (12,033)      18,474            6,628
National Municipal
  Bond Fund                 $17         1,017            --          1,034         --             --        2,542            3,576
New York Municipal
  Bond Fund                  19            --            --             19         --            (61)       1,376            1,334
Ohio Municipal
  Bond Fund                  33           584          $912          1,529         --             --       10,471           12,000



<F1> Total dividends paid may differ from the amount reported in the
     Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

<F2> The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

<F3> The following Fund's net long-term capital gains distribution designated for federal income tax purposes differs from the amount above due to the utilization of earnings and profits distributed to shareholders on redemption of shares:
        Established Value Fund $70,934




9.   Subsequent Events

     Distributions of short-term and long-term capital gains were paid on November 15, 2002 to shareholders of record on November 14, 2002, as follows:

                                    Short-Term     Long-Term
                                   Capital Gain  Capital Gain    Total
                                    (per share)   (per share) (per share)

     National Municipal Bond Fund     0.1406            --       0.1406
     Ohio Municipal Bond Fund         0.0330        0.0515       0.0845

                                             REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
   The Victory Portfolios:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Victory Portfolios (comprising twenty portfolios, respectively, Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Nasdaq100 Index Fund, LifeChoice Conservative Investor Fund, LifeChoice Moderate Investor Fund, LifeChoice Growth Investor Fund, Balanced Fund, Convertible Fund, Real Estate Fund, Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund and Ohio Municipal Bond Fund, hereafter referred to as the "Funds") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation and verification by examination of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The Fund for Income's financial highlights for each of the years in the period ended December 31, 1998 were audited by other auditors, whose report dated January 28, 1999, expressed an unqualified opinion on those financial highlights. The Established Value and Small Company Opportunity Funds' financial highlights for each of the periods presented through March 31, 1999 were audited by other auditors, whose report dated April 28, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 20, 2001

              OTHER INFORMATION REGARDING TRUSTEES (UNAUDITED):

     Overall responsibility for management of the Trust rests with the members of the Board of Trustees (the "Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees, their ages, addresses, and their principal occupations during the past five years are as follows:



                                  Position(s)
                                  Held with
Name,  Age and Address            the Trust     Principal Occupation During Past 5 Years


Nigel D. T. Andrews, 55           Trustee       Retired (since 2001); Managing Director (2000-2001), Internet Capital Group
c/o The Victory Portfolios                      (venture capital); Executive Vice President, (1993-2000), GE Capital
3435 Stelzer Road                               (financial services).
Columbus, OH 43219

Frankie D. Hughes, 49             Trustee       Principal and Chief Investment Officer (since 1993), Hughes Capital
c/o The Victory Portfolios                      Management, Inc. (fixed income asset management).
3435 Stelzer Road
Columbus, OH 43219


Lyn Hutton, 52                    Trustee       Vice President and Chief Financial Officer, John D. & Catherine T.
c/o The Victory Portfolios                      MacArthur Foundation (grant making);  Vice President and Treasurer
3435 Stelzer Road                               (1990-1998), Dartmouth College.
Columbus, OH 43219

Eugene J. McDonald, 69            Trustee       Principal and Chief Investment Officer, Quellos Private Capital Markets LLC;
c/o The Victory Portfolios                      Executive Vice President (since 1990), Office of Investment Counsel, Duke
3435 Stelzer Road                               University; President and CEO (1990-2000), Duke Management Company.
Columbus, OH 43219


Dr. Thomas F Morrissey, 68        Trustee       Professor (since 1970), Weatherhead School of Management, Case Western
c/o The Victory Portfolios                      Reserve University; Associate Dean (1989-1995), Weatherhead School of Management.
3435 Stelzer Road
Columbus, OH 43219

Roger Noall, 66                   Chairman      Retired (since 2000), Executive (1997-2000), Senior Executive Vice President
c/o The Victory Portfolios        and Trustee   and Chief Administrative Officer (1994-1996), Secretary (1995-1996), KeyCorp.
3435 Stelzer Road
Columbus, OH 43219


Karen F. Shepherd, 61             Trustee       Member (since 1996), Shepherd Properties, LC and Vincent Shepherd Investments,
c/o The Victory Portfolios                      LC (real estate investments); U.S. Executive Director (1996-2002), European
3435 Stelzer Road                               Bank for Reconstruction & Development; Director, Majority Council (since 2002),
Columbus, OH 43219                              Emily's List (political action committee).


Frank A. Weil, 70                 Trustee       Chairman (since 1984), Abacus & Associates, Inc. (private investment firm).
c/o The Victory Portfolios
3435 Stelzer Road
Columbus, OH 43219


Donald E. Weston, 66              Trustee       Retired (since 2000); Chairman (1998-2000), Gradison McDonald Investments, a
c/o The Victory Portfolios                      division of McDonald Investments, Inc.; Chairman (1991-1998), Gradison Division
3435 Stelzer Road                               of McDonald & Company Securities, Inc. and Director, McDonald & Company
Columbus, OH 43219                              Investments, Inc.


Leigh A. Wilson, 57               Trustee       Founder, Chairman and Chief Executive Officer (since 1989), New Century Care,
c/o The Victory Portfolios                      Inc. (formerly known as Glenleigh International Limited) (merchant bank);
3435 Stelzer Road                               Chief Executive Officer (since 2001), The Kenning Institute (developer of health
Columbus, OH 43219                              programs); Director (since 1981), Chimney Rock Vineyard and Chimney Rock Winery.



              OTHER INFORMATION REGARDING OFFICERS (UNAUDITED):

           The Officers, their ages, addresses, and their principal occupations during the past five years are as follows:


Name, Age and Address         Position(s)                 Principal Occupation During Past 5 Years
                              Held with the Trust


Jay G. Baris, 48              Assistant Secretary         Partner, Kramer Levin Naftalis & Frankel LLP; Assistant Secretary of
c/o The Victory Portfolios                                The Victory Variable Insurance Funds; Director, First Investors Life
3435 Stelzer Road                                         Insurance Company.
Columbus, OH 43219


Kathleen A. Dennis, 49        President                   Senior Managing Director, Victory Capital Management, Inc.
c/o The Victory Portfolios
3435 Stelzer Road
Columbus, OH 43219


Joel B. Engle, 36             Treasurer                   Since September 1998, Vice President of BISYS; from
c/o The Victory Portfolios                                March 1995 to September 1998, Vice President, Northern
3435 Stelzer Road                                         Trust Company.
Columbus, OH 43219


Lisa Hurley, 46               Vice President              Since May 1998, Senior Vice President and General Counsel
c/o The Victory Portfolios                                of BISYS Fund Services; General Counsel of Moore Capital Management,
3435 Stelzer Road                                         Inc. from May 1996 to May 1998; Senior Vice President & General Counsel
Columbus, OH 43219                                        of Northstar Investment Management Corporation from October 1993 to
                                                          May 1996.


Cynthia Lee Lindsey, 44       Secretary                   Since October 2002, Director of Client Services for BISYS;
c/o The Victory Portfolios                                from November 1997 to October 2002, Director of Securities Lending, Sales
3435 Stelzer Road                                         Development, Director of Client Services and Director of Financial
Columbus, OH 43219                                        Administration and Business Planning.


Irimga McKay, 41              Vice President              Since November 1998, Senior Vice President, Client Services
c/o The Victory Portfolios                                of BISYS Fund Services.
3435 Stelzer Road
Columbus, OH 43219


Alaina Metz, 34               Assistant Secretary         Since June 1995, Chief Administrative Officer of BISYS Fund Services;
c/o The Victory Portfolios                                Supervisor of Alliance Capital Management for more than five years prior
Columbus, OH 43219                                        to joining BISYS.
3435 Stelzer Road

Gary Tenkman, 31              Assistant Treasurer         Since April 1998, Vice President of Financial Services of BISYS Fund
c/o The Victory Portfolios                                Services; Audit Manager for Ernst & Young LLP for more than five years
3435 Stelzer Road                                         prior to joining BISYS.
Columbus, OH 43219


William J. Tomko, 43          Assistant Treasurer         Group President, BISYS Investment Services; employee of BISYS Fund
c/o The Victory Portfolios                                Services since 1986.
3435 Stelzer Road
Columbus, OH 43219


The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

                                                                   PRSRTSTD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                Cleveland, OH
                                                               Permit No. 1535

Victoryfunds.com

News, Information And Education 24 Hours A Day, 7 Days A Week The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

      Detailed performance records

      Up to the minute share prices

      The latest fund news

      Investment resources to help you become a better investor

      A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, Victoryfunds.com has what you're looking for. Visit us anytime. We're always open.

Victory Funds
LOGO(R)

Visit our web site at:
Victoryfunds.com

Call Victory at:
800-539-FUND (800-539-3863)

                                                               1AR-VP-001 12/02

The Semi-Annual Report to shareholders of International Fund for the period ended April 30, 2003 is part of this SAI and will be provided to all shareholders requesting this SAI.




April 30, 2003

Semi Annual Report

Value Fund
Diversified Stock Fund
Stock Index Fund
Growth Fund
Established Value Fund
Special Value Fund
Small Company Opportunity Fund
International Fund
Balanced Fund
Convertible Fund
Real Estate Fund
Intermediate Income Fund
Fund for Income
National Municipal Bond Fund
New York Municipal Bond Fund
Ohio Municipal Bond Fund

Victory Funds
LOGO (R)

The Victory Portfolios

Table of Contents

Shareholder Letter                              3

How To Read Your Financial Statement            4

Financial Statements                            6

The Victory Equity Funds

Value Fund
Schedule of Investments                         6
Statement of Assets and Liabilities            21
Statement of Operations                        22
Statements of Changes in Net Assets            23
Financial Highlights                        25-26

Diversified Stock Fund
Schedule of Investments                         8
Statement of Assets and Liabilities            21
Statement of Operations                        22
Statements of Changes in Net Assets            23
Financial Highlights                        27-28

Stock Index Fund
Schedule of Investments                        10
Statement of Assets and Liabilities            21
Statement of Operations                        22
Statements of Changes in Net Assets            23
Financial Highlights                        29-30

Growth Fund
Schedule of Investments                        17
Statement of Assets and Liabilities            21
Statement of Operations                        22
Statements of Changes in Net Assets            24
Financial Highlights                        31-32

Established Value Fund
Schedule of Investments                        19
Statement of Assets and Liabilities            21
Statement of Operations                        22
Statements of Changes in Net Assets            24
Financial Highlights                        33-34

Special Value Fund
Schedule of Investments                        35
Statement of Assets and Liabilities            42
Statement of Operations                        43
Statements of Changes in Net Assets            44
Financial Highlights                        45-46


Victory Capital Management Inc., a subsidiary of KeyCorp, is the investment adviser to the Victory Funds. The Victory Funds are sponsored and distributed by BISYS Fund Services, Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc. receives fees for its services from the Victory Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at victoryfunds.com or call
1-800-539-3863. Read it carefully before you invest or send money.

The information in this semi-annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.


Victory Funds
LOGO (R)

Call Victory at:
800-539-FUND (800-539-3863)

Visit our web site at:
VictoryConnect.com

Small Company Opportunity Fund
Schedule of Investments                          37
Statement of Assets and Liabilities              42
Statement of Operations                          43
Statements of Changes in Net Assets              44
Financial Highlights                          47-48

International Fund
Schedule of Investments                          39
Statement of Assets and Liabilities              42
Statement of Operations                          43
Statements of Changes in Net Assets              44
Financial Highlights                          49-50


The Victory Specialty Funds

Balanced Fund
Schedule of Investments                          51
Statement of Assets and Liabilities              62
Statement of Operations                          63
Statements of Changes in Net Assets              64
Financial Highlights                          65-66

Convertible Fund
Schedule of Investments                          56
Statement of Assets and Liabilities              62
Statement of Operations                          63
Statements of Changes in Net Assets              64
Financial Highlights                             67

Real Estate Fund
Schedule of Investments                          61
Statement of Assets and Liabilities              62
Statement of Operations                          63
Statements of Changes in Net Assets              64
Financial Highlights                          68-69


The Victory Taxable Fixed Income Funds

Intermediate Income Fund
Schedule of Investments                          70
Statement of Assets and Liabilities              76
Statement of Operations                          77
Statements of Changes in Net Assets              78
Financial Highlights                             79

Fund for Income
Schedule of Investments                          74
Statement of Assets and Liabilities              76
Statement of Operations                          77
Statements of Changes in Net Assets              78
Financial Highlights                          80-81


The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund
Schedule of Investments                          82
Statement of Assets and Liabilities              94
Statement of Operations                          95
Statements of Changes in Net Assets              96
Financial Highlights                             97

New York Municipal Bond Fund
Schedule of Investments                          86
Statement of Assets and Liabilities              94
Statement of Operations                          95
Statements of Changes in Net Assets              96
Financial Highlights                             98

Ohio Municipal Bond Fund
Schedule of Investments                          88
Statement of Assets and Liabilities              94
Statement of Operations                          95
Statements of Changes in Net Assets              96
Financial Highlights                             99


Notes to Financial Statements                   100

Letter to our Shareholders

In the first six months of our fiscal year 2002-2003, investors have seen a continuation of weak equity markets, positive bond returns and almost non-existent yields on money market instruments. Though many mutual fund investors held their course, asset flows indicate that the assortment of economic and political issues over the last several years have also caused a flight to quality.

Important to all our mutual fund investors has been the SEC's reaction to the varied problems that have been factors in the market volatility of the last two years. Most of the newly imposed regulations are broad reaching and meant to rebuild investor confidence.

A significant increase in responsibility will be placed on mutual fund trustees. Examples include pre-approval of audit and non-audit services by audit committees. An Audit Committee "financial expert" must be identified if one of the trustees meets the criteria. A number of new policies must be approved including privacy, anti-money laundering, and proxy voting. A majority of Trustees must be independent, and all must be educated on industry requirements. Part of the SEC's focus in its regulatory examinations will be on insuring that the boards fully implement all their responsibilities and maintain well-documented records.

Investment managers are working under broader code of ethics requirements and putting in place methods to report their proxy voting policies as well as voting records on all securities owned. Securities positions will be reported more frequently. It is expected that compliance reporting and policy reviews will become more detailed in response to the SEC's expanded focus. Finally, we have an increased burden to "know our customers" in light of the new anti-money laundering regulations.

Shareholders should understand that the trade-off for tighter controls and oversight might ultimately be increased expense. As one example, mutual funds will bear some fees to support the new Public Company Accounting Oversight Board. Both management and fund trustees are conscious of the potential impact to shareholders, and have voiced concern to our regulators. We remain committed, however, to providing solutions and meeting our requirements at the lowest possible cost to our clients.

We also remain committed to our focus on investment results. In spite of the economic environment, we continue to invest resources in our research and portfolio management teams. Our philosophy is based on teamwork and fundamental research and, we are not wavering from that belief.

Thank you for your continued confidence in Victory. You may obtain further information or assistance from our shareholder services division at
1.800.539.3863 or visit our web site at www.VictoryConnect.com.

/s/ Kathleen A. Dennis
Kathleen A. Dennis
President
Victory Funds

How To Read Your Financial Statement

This guide will assist you in extracting information from the report which is most important to you. The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements.


Statements of Assets and Liabilities  >

Presents all of the assets and liabilities of each mutual Fund. This is each individual Fund's "balance sheet" as of the date of the statement.

(GRAPHIC)

1 Summary of the mutual fund's assets stated at market value including investments owned, dividends, interest and other amounts owed to each Fund by outside parties, and other assets owned by each fund.

2 Summary of all amounts owed by each Fund including distributions declared but not yet paid to shareholders and other amounts due to outside parties.

3 Summary of the amounts that comprise each Fund's net assets including capital, undistributed net investment income, unrealized gains or losses from investments owned and realized gains or losses from investments sold.

4 The number of shares owned by shareholders of each Fund.

5 The market worth of each mutual fund's total net assets divided by the number of outstanding shares.

6 The net asset value per share plus sales charges.


Statements of Operations  >

Presents the results of operating activities during the period.

(GRAPHIC)

1 Investment income includes dividend and interest income earned from holding investments.

2 Summary of expenses incurred by each Fund from its operations.

3 Summary of realized gains or losses from selling each Fund's investments and the change during the period in unrealized gains or losses from holding each Fund's investments.

4 Net change due to mutual fund operations.

Statements of Changes in Net Assets  >

Presents the activity that affects the value of total net assets of each Fund during the two most recent reporting periods.

(GRAPHIC)

1 See Statement of Operations.

2 Distributions declared to shareholders from net investment income or from net realized gains during the periods. Each Fund declares distributions based on investment income and taxable realized gains, which may differ from the Fund's operations for financial statement purposes. Thus, distributions may exceed net investment income or realized gains.

3 Dollar amount of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.

4 Compares total net assets as of the end of the current and prior periods.

5 Number of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.


Financial Highlights  >

Present changes in net asset value per share as well as certain ratios and supplementary data for the five most recent reporting periods.

(GRAPHIC)

1 The table presents changes in the net asset value per share caused by the Fund's investment activities and distributions

2 Total return presents the historical return on an investment in the Fund throughout the period including changes in net asset value per share and reinvestment of dividends. The total return presented excludes sales charges.

3 Actual ratios of expenses and net investment income to average net assets during the period.

4 Hypothetical ratios of expenses and net investment income to average net assets during the period assuming no fee waivers or expense reimbursements had occurred.

5 Portfolio turnover presents the rate of investment activity. Higher turnover indicates more active investment purchases and sales.


The Notes to Financial Statements provide explanatory information to the financial statements. These include information on accounting methods used by the mutual Fund, contractual arrangements between the Fund and its service providers, certain transactions affecting the Fund, and other general information about the Fund.

THE VICTORY PORTFOLIOS                      Schedules of Investments
Value Fund                                            April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

                                           Shares or
                                           Principal
Security Description                        Amount       Value

Commercial Paper (2.1%)

General Electric Capital Corp.,
   1.37%, 5/1/03                          $  4,643    $  4,643

Total Commercial Paper (Cost $4,643)                     4,643

Common Stocks (96.1%)

Aerospace/Defense (2.8%):
Boeing Co.                                 138,200       3,770
Honeywell International, Inc.              102,590       2,421

                                                         6,191

Aluminum (1.0%):
Alcoa, Inc.                                100,000       2,293

Apparel/Footwear (1.1%):
Nike, Inc., Class B                         45,000       2,409

Automotive Parts (1.1%):
Genuine Parts Co.                           75,000       2,398

Banks (14.1%):
Bank of New York Co., Inc.                 190,000       5,026
Comerica, Inc.                             106,300       4,625
J.P. Morgan Chase & Co.                    240,000       7,043
North Fork Bancorporation, Inc.            100,000       3,236
SunTrust Banks, Inc.                       115,000       6,580
Wells Fargo Co.                             95,000       4,585

                                                        31,095

Building Materials (2.2%):
Masco Corp.                                233,400       4,918

Cable Television (2.7%):
Comcast Corp.,
   Class A Special Shares (b)               75,000       2,255
Hughes Electronics Corp. (b)               320,000       3,776

                                                         6,031

Computers & Peripherals (4.7%):
Cisco Systems, Inc. (b)                    396,900       5,969
Hewlett-Packard Co.                        276,000       4,499

                                                        10,468

Containers & Packaging (1.0%):
Sealed Air Corp. (b)                        50,000       2,143

Electrical Equipment (3.1%):
Emerson Electric Co.                       137,900       6,992

Electronic & Electrical -- General (3.5%):
General Electric Co.                       267,100       7,866

Entertainment (1.1%):
Walt Disney Co.                            125,000       2,333

Security Description                        Shares       Value

Financial Services (9.7%):
Citigroup, Inc.                            206,900    $  8,121
Fannie Mae                                 120,100       8,693
Federal Home Loan Mortgage Corp.            80,000       4,632

                                                        21,446

Food Processing & Packaging (2.0%):
General Mills, Inc.                        100,000       4,511

Insurance -- Multi-Line (10.3%):
ACE Ltd.                                   195,000       6,450
American International Group, Inc.         133,700       7,747
Lincoln National Corp.                     152,649       4,879
Safeco Corp.                               100,000       3,851

                                                        22,927

Insurance -- Property, Casualty,
   Health (1.1%):
Chubb Corp.                                 45,200       2,391

Newspapers (2.6%):
Tribune Co.                                120,000       5,878

Oil & Gas Exploration,
   Production & Services (2.1%):
Devon Energy Corp.                         100,000       4,725

Oil-Integrated Companies (6.8%):
BP PLC, ADR                                 56,000       2,158
ChevronTexaco Corp.                        119,000       7,475
ConocoPhillips                             107,891       5,427

                                                        15,060

Oilfield Services & Equipment (1.2%):
Schlumberger Ltd.                           61,900       2,595

Pharmaceuticals (6.6%):
Pfizer, Inc.                               301,790       9,280
Wyeth                                      123,600       5,380

                                                        14,660

Retail -- Specialty Stores (2.3%):
Home Depot, Inc.                           184,500       5,190

Semiconductors (1.6%):
Intel Corp.                                188,800       3,474

Software & Computer Services (1.5%):
Automatic Data Processing, Inc.            100,000       3,363

Telecommunications -- Cellular (1.7%):
AT&T Wireless Services, Inc. (b)           600,000       3,876

Transportation Services (2.8%):
FedEx Corp.                                105,000       6,287

Utilities -- Electric (1.6%):
Entergy Corp.                               75,000       3,496

                      See notes to financial statements.

THE VICTORY PORTFOLIOS          Schedules of Investments--continued
Value Fund                                           April 30, 2003
(Amounts in Thousands, Except Shares)                   (Unaudited)

Security Description                        Shares       Value

Utilities -- Telecommunications (3.8%):
BellSouth Corp.                            135,000    $  3,441
Verizon Communications                     131,506       4,916

                                                         8,357

Total Common Stocks (Cost $196,666)                    213,373

Total Investments (Cost $201,309) (a) -- 98.2%         218,016

Other assets in excess of liabilities -- 1.8%            3,992

NET ASSETS -- 100.0%                                  $222,008

(a) Cost for federal income tax purposes differs from values by net unrealized appreciation as follows (amounts in thousands):

    Unrealized appreciation                           $24,740
    Unrealized depreciation                            (8,033)

    Net unrealized appreciation                       $16,707

(b) Non-income producing securities.

ADR -- American Depositary Receipts

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                    Schedules of Investments
Diversified Stock Fund                              April 30, 2003
(Amounts in Thousands, Except Shares)                  (Unaudited)

                                           Shares or
                                           Principal
Security Description                        Amount       Value

Commercial Paper (2.1%)

General Electric Capital Corp.,
   1.37%, 5/1/03                        $   20,244    $ 20,244

Total Commercial Paper (Cost $20,244)                   20,244

Common Stocks (95.6%)

Aerospace/Defense (0.9%):
Boeing Co.                                 320,000       8,730

Aluminum (3.1%):
Alcoa, Inc.                              1,319,032      30,245

Banks (7.9%):
FleetBoston Financial Corp.              1,010,000      26,785
Mellon Financial Corp.                     650,000      17,193
PNC Financial Services Group, Inc.         770,000      33,802

                                                        77,780

Beverages (1.3%):
Anheuser-Busch Cos., Inc.                  250,000      12,470

Biotechnology (2.1%):
Amgen, Inc. (b)                            175,000      10,729
Genentech, Inc. (b)                        240,000       9,118

                                                        19,847

Computers & Peripherals (6.0%):
Cisco Systems, Inc. (b)                    150,000       2,256
Dell Computer Corp. (b)                    675,000      19,515
Hewlett-Packard Co.                        801,000      13,056
International Business Machines Corp.      115,400       9,797
Unisys Corp. (b)                         1,380,000      14,352

                                                        58,976

Consulting Services (1.0%):
BearingPoint, Inc. (b)                   1,170,000       9,559

Cosmetics & Toiletries (3.7%):
Kimberly-Clark Corp.                       710,000      35,337

Electrical Equipment (1.8%):
Emerson Electric Co.                       338,500      17,162

Electronic & Electrical --
   General (4.9%):
General Electric Co.                     1,600,000      47,120

Electronics (0.7%):
Thermo Electron Corp. (b)                  360,000       6,541

Entertainment (3.4%):
Walt Disney Co.                          1,750,000      32,655

Financial Services (2.0%):
Franklin Resources, Inc.                   145,000       5,058
MBNA Corp.                                 750,000      14,175

                                                        19,233

Forest Products --
   Lumber & Paper (1.3%):
International Paper Co.                    350,000      12,513

Health Care (2.4%):
Medtronic, Inc.                            485,000      23,154

Security Description                        Shares       Value

Heavy Machinery (0.8%):
Caterpillar, Inc.                          150,000    $  7,890

Insurance -- Multi-Line (4.5%):
American International Group, Inc.         745,609      43,208

Insurance -- Property,
   Casualty, Health (0.5%):
St. Paul Cos., Inc.                        150,000       5,151

Internet Business Services (2.2%):
eBay, Inc. (b)                             225,000      20,873

Manufacturing -- Miscellaneous (3.6%):
3M Co.                                     160,000      20,167
Pentair, Inc.                              385,297      14,849

                                                        35,016

Media (2.5%):
Viacom, Inc., Class B (b)                  550,000      23,876

Medical Supplies (2.0%):
Baxter International, Inc.                 850,000      19,550

Office Equipment & Supplies
   (Non-Computer Related) (0.8%):
Staples, Inc. (b)                          430,000       8,187

Oil & Gas Exploration,
   Production & Services (1.0%):
Transocean, Inc.                           505,000       9,620

Oil-Integrated Companies (3.7%):
BP PLC, ADR                                920,000      35,457

Oilfield Services & Equipment (1.6%):
Schlumberger Ltd.                          375,000      15,724

Pharmaceuticals (7.5%):
Abbott Laboratories                        520,000      21,128
Bristol-Myers Squibb Co.                 1,465,000      37,415
Eli Lilly & Co.                            160,000      10,211
Merck & Co., Inc.                           90,000       5,236

                                                        73,990

Railroads (3.0%):
Norfolk Southern Corp.                   1,355,000      28,740

Retail -- Specialty Stores (4.9%):
Home Depot, Inc.                           770,000      21,660
Tiffany & Co.                              945,000      26,214

                                                        47,874

Semiconductors (5.5%):
Intel Corp.                              2,000,000      36,800
LSI Logic Corp. (b)                      2,600,600      13,939
Texas Instruments, Inc.                    125,000       2,311

                                                        53,050

Software & Computer Services (4.7%):
BMC Software, Inc. (b)                     905,001      13,503
Microsoft Corp.                          1,240,400      31,717

                                                        45,220

                      See notes to financial statements.

THE VICTORY PORTFOLIOS          Schedules of Investments--continued
Diversified Stock Fund                               April 30, 2003
(Amounts in Thousands, Except Shares)                   (Unaudited)

Security Description                        Shares       Value

Utilities -- Electric (2.5%):
American Electric Power Co.                655,000    $ 17,279
Duke Energy Corp.                          400,000       7,036

                                                        24,315

Utilities -- Telecommunications (1.8%):
SBC Communications, Inc.                    80,000       1,869
Verizon Communications                     405,000      15,139

                                                        17,008

Total Common Stocks (Cost $946,603)                    926,071

Depositary Receipts (1.5%)

Biotech Holders Trust                      140,000      14,238

Total Depositary Receipts (Cost $13,321)                14,238

Total Investments (Cost $980,168) (a) -- 99.2%         960,553

Other assets in excess of liabilities -- 0.8%            7,446

NET ASSETS -- 100.0%                                  $967,999

(a) Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $ 75,239
    Unrealized depreciation                            (94,854)

    Net unrealized depreciation                       $(19,615)

(b) Non-income producing securities.

ADR -- American Depositary Receipts

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                     Schedules of Investments
Stock Index Fund                                     April 30, 2003
(Amounts in Thousands, Except Shares)                   (Unaudited)

                                           Shares or
                                           Principal
Security Description                        Amount       Value

Commercial Paper (14.9%)

General Electric Capital Corp.,
   1.37%, 5/1/03                          $ 14,844     $14,844

Total Commercial Paper (Cost $14,844)                   14,844

Common Stocks (82.8%)

Advertising (0.2%):
Interpublic Group of Cos., Inc.              3,771          43
Omnicom Group, Inc.                          1,839         114

                                                           157

Aerospace/Defense (1.4%):
B.F. Goodrich Co.                            1,149          16
Boeing Co.                                   8,218         224
General Dynamics Corp.                       1,965         122
Honeywell International, Inc.                8,367         197
Lockheed Martin Corp.                        4,457         223
Northrop Grumman Corp.                       1,785         157
Raytheon Co., Class B                        3,969         119
Rockwell Collins, Inc.                       1,756          38
United Technologies Corp.                    4,600         285

                                                         1,381

Airlines (0.1%):
Delta Air Lines, Inc.                        1,206          15
Southwest Airlines Co.                       7,576         121

                                                           136

Aluminum (0.2%):
Alcoa, Inc.                                  8,263         189

Apparel (0.1%):
Jones Apparel Group, Inc. (b)                1,260          36
Liz Claiborne, Inc.                          1,045          34
VF Corp.                                     1,063          42

                                                           112

Apparel/Footwear (0.2%):
Nike, Inc., Class B                          2,586         139
Reebok International Ltd. (b)                  586          18

                                                           157

Automotive (0.5%):
AutoNation, Inc. (b)                         2,835          39
Ford Motor Co.                              17,947         185
General Motors Corp.                         5,481         197
Navistar International Corp. (b)               667          19
PACCAR, Inc.                                 1,133          66

                                                           506

Automotive Parts (0.2%):
Dana Corp.                                   1,453          13
Delphi Automotive Systems Corp.              5,472          46
Eaton Corp.                                    689          56
Genuine Parts Co.                            1,708          55
Visteon Corp.                                1,262           9

                                                           179

Security Description                        Shares       Value

Banks (6.3%):
AmSouth Bankcorp                             3,476     $    73
Bank of America Corp.                       14,693       1,088
Bank of New York Co., Inc.                   7,494         198
Bank One Corp.                              11,384         410
BB & T Corp.                                 4,606         150
Comerica, Inc.                               1,709          74
Fifth Third Bancorp                          5,651         279
First Tennessee National Corp.               1,228          54
FleetBoston Financial Corp.                 10,265         272
Huntington Bancshares, Inc.                  2,304          45
J.P. Morgan Chase & Co.                     19,525         573
KeyCorp (d)                                  4,155         100
Marshall & Ilsley Corp.                      2,135          63
Mellon Financial Corp.                       4,215         111
National City Corp.                          5,980         179
North Fork Bancorporation, Inc.              1,579          51
Northern Trust Corp.                         2,161          76
PNC Financial Services Group, Inc.           2,777         122
Regions Financial Corp.                      2,163          73
SouthTrust Corp.                             3,379          91
State Street Corp.                           3,248         114
SunTrust Banks, Inc.                         2,762         158
Synovus Financial Corp.                      2,979          58
U.S. Bancorp                                18,734         415
Union Planters Corp.                         1,938          55
Wachovia Corp.                              13,304         508
Wells Fargo Co.                             16,546         799
Zions Bancorporation                           889          44

                                                         6,233

Beverages (2.3%):
Anheuser-Busch Cos., Inc.                    8,371         418
Brown-Forman Corp., Class B                    590          45
Coca Cola Enterprises, Inc.                  4,395          86
Coca-Cola Co.                               24,245         979
Coors (Adolph) Co.                             355          19
Pepsi Bottling Group, Inc.                   2,743          56
PepsiCo, Inc.                               16,890         731

                                                         2,334

Biotechnology (1.1%):
Amgen, Inc. (b)                             12,587         771
Biogen, Inc. (b)                             1,458          55
Chiron Corp. (b)                             1,829          75
Genzyme Corp. (b)                            2,098          85
MedImmune, Inc. (b)                          2,460          87

                                                         1,073

Brokerage Services (1.1%):
Charles Schwab Corp.                        13,141         113
Lehman Brothers Holdings, Inc.               2,372         149
Merrill Lynch & Co., Inc.                    8,454         347
Morgan Stanley Dean Witter & Co.            10,594         475

                                                         1,084

                      See notes to financial statements.

THE VICTORY PORTFOLIOS            Schedules of Investments--continued
Stock Index Fund                                       April 30, 2003
(Amounts in Thousands, Except Shares)                     (Unaudited)

Security Description                        Shares       Value

Building Materials (0.3%):
American Standard Cos., Inc. (b)               709     $    50
Centex Corp.                                   604          40
KB Home                                        468          23
Masco Corp.                                  4,812         102
Vulcan Materials Co.                           993          35

                                                           250

Chemicals -- General (1.2%):
Air Products & Chemicals, Inc.               2,222          96
Ashland, Inc.                                  667          20
Dow Chemical Co.                             8,910         291
E.I. Du Pont de Nemours                      9,728         413
Eastman Chemical Co.                           756          23
Englehard Corp.                              1,250          31
Great Lakes Chemical Corp.                     491          12
Hercules, Inc. (b)                           1,068          11
Monsanto Co.                                 2,557          44
PPG Industries, Inc.                         1,658          80
Praxair, Inc.                                1,582          92
Rohm & Haas Co.                              2,162          72
Sigma-Aldrich Corp.                            701          35

                                                         1,220

Commercial Services (0.6%):
Cendant Corp. (b)                           10,074         143
Cintas Corp.                                 1,665          60
Concord EFS, Inc. (b)                        4,975          69
Convergys Corp. (b)                          1,697          28
Ecolab, Inc.                                 1,273          65
Moody's, Corp.                               1,478          71
Paychex, Inc.                                3,680         115
Quintiles Transnational Corp. (b)            1,154          16

                                                           567

Computers & Peripherals (4.4%):
Apple Computer, Inc. (b)                     3,525          50
Cisco Systems, Inc. (b)                     69,552       1,046
Computer Sciences Corp. (b)                  1,831          60
Dell Computer Corp. (b)                     25,224         729
Electronic Data Systems Corp.                4,659          85
EMC Corp. (b)                               21,513         196
Gateway, Inc. (b)                            3,169           9
Hewlett-Packard Co.                         29,852         487
International Business Machines Corp.       16,529       1,403
Lexmark International Group, Inc. (b)        1,232          92
NCR Corp. (b)                                  954          21
Network Appliance, Inc. (b)                  3,319          44
Sun Microsystems, Inc. (b)                  31,245         103
Symbol Technologies, Inc.                    2,255          25
Unisys Corp. (b)                             3,190          33

                                                         4,383

Construction (0.0%):
Fluor Corp.                                    786          27

Consumer Products (1.7%):
American Greetings Corp., Class A (b)          644     $     9
Clorox Co.                                   2,152          97
Colgate-Palmolive Co.                        5,264         301
Fortune Brands, Inc.                         1,460          71
Newell Rubbermaid, Inc.                      2,615          80
Procter & Gamble Co.                        12,644       1,136
Tupperware Corp.                               570           8

                                                         1,702

Containers & Packaging (0.1%):
Ball Corp.                                     556          31
Bemis, Inc.                                    518          24
Pactiv Corp. (b)                             1,550          32
Sealed Air Corp. (b)                           821          35

                                                           122

Cosmetics & Toiletries (0.8%):
Alberto Culver Co.                             571          28
Avon Products, Inc.                          2,302         134
Gillette Co.                                10,212         312
International Flavor & Fragance, Inc.          923          29
Kimberly-Clark Corp.                         5,030         250

                                                           753

Distribution/Wholesale (0.2%):
Costco Wholesale Corp. (b)                   4,458         154

E-Commerce and Services (0.0%):
TMP Worldwide, Inc. (b)                      1,087          18

Electrical Equipment (0.3%):
Emerson Electric Co.                         4,116         209
W.W. Grainger, Inc.                            894          41

                                                           250

Electronic & Electrical -- General (2.9%):
General Electric Co.                        97,319       2,866

Electronics (0.4%):
American Power Conversion Corp. (b)          1,918          30
Applied Biosystems Group                     2,048          36
JDS Uniphase Corp. (b)                      13,842          45
Johnson Controls, Inc.                         870          71
Millipore Corp. (b)                            473          16
Molex, Inc.                                  1,876          44
Parker-Hannifin Corp.                        1,155          47
PerkinElmer, Inc.                            1,236          12
Power-One, Inc. (b)                            782           5
Sanmina Corp. (b)                            4,981          24
Solectron Corp. (b)                          8,080          26
Tektronix, Inc. (b)                            850          16
Thermo Electron Corp. (b)                    1,599          29
Thomas & Betts Corp. (b)                       570           9

                                                           410

Entertainment (0.5%):
Brunswick Corp.                                882          19
International Game Technology (b)              831          72
Walt Disney Co.                             19,974         373

                                                           464

                      See notes to financial statements.

THE VICTORY PORTFOLIOS         Schedules of Investments--continued
Stock Index Fund                                    April 30, 2003
(Amounts in Thousands, Except Shares)                  (Unaudited)

Security Description                        Shares       Value

Environmental Control (0.1%):
Allied Waste Industries, Inc. (b)            2,043     $    17
Waste Management, Inc.                       5,819         126

                                                           143

Financial & Insurance (0.1%):
AMBAC Financial Group, Inc.                  1,036          60
MBIA, Inc.                                   1,419          64

                                                           124

Financial Services (5.0%):
American Express Co.                        12,854         487
Bear Stearns Cos., Inc.                        971          65
Capital One Financial Corp.                  2,170          91
Citigroup, Inc.                             50,275       1,972
Countrywide Credit Industries, Inc.          1,236          84
Deluxe Corp.                                   559          25
Equifax, Inc.                                1,391          32
Fannie Mae                                   9,731         704
Federal Home Loan Mortgage Corp.             6,804         394
Federated Investors, Inc., Class B           1,075          29
Franklin Resources, Inc.                     2,517          88
Goldman Sachs Group, Inc.                    4,616         350
H&R Block, Inc.                              1,747          67
Janus Capital Group, Inc.                    2,176          30
MBNA Corp.                                  12,495         236
Providian Financial Corp. (b)                2,827          21
SLM Corp.                                    1,502         168
T. Rowe Price Group, Inc.                    1,196          37

                                                         4,880

Food Distributors, Supermarkets
   & Wholesalers (0.5%):
Albertsons, Inc.                             3,708          74
Kroger Co. (b)                               7,464         107
Safeway, Inc. (b)                            4,314          72
SUPERVALU, Inc.                              1,307          22
Sysco Corp.                                  6,393         183
Winn-Dixie Stores, Inc.                      1,377          17

                                                           475

Food Processing & Packaging (1.0%):
Archer Daniels Midland Co.                   6,314          70
Campbell Soup Co.                            4,014          88
ConAgra, Inc.                                5,251         110
General Mills, Inc.                          3,606         163
H.J. Heinz Co.                               3,436         103
Hershey Foods Corp.                          1,331          87
Kellogg Co.                                  3,993         131
McCormick & Co., Inc.                        1,370          34
Sara Lee Corp.                               7,655         128
Wm. Wrigley Jr. Co.                          2,202         125

                                                         1,039

Forest Products --
   Lumber & Paper (0.4%):
Boise Cascade Corp.                            570          13
Georgia Pacific Corp.                        2,446          38
International Paper Co.                      4,683         168
Louisiana Pacific Corp. (b)                  1,023           8
MeadWestvaco Corp.                           1,957     $    46
Temple-Inland, Inc.                            525          24
Weyerhauser Co.                              2,141         106

                                                           403

Health Care (1.1%):
Anthem, Inc. (b)                             1,383          95
HCA, Inc.                                    5,019         161
Health Management Associates, Inc.,
   Class A                                   2,334          40
Humana, Inc. (b)                             1,587          18
Manor Care, Inc. (b)                           942          18
McKesson HBOC, Inc.                          2,845          79
Medtronic, Inc.                             11,927         570
Wellpoint Health Networks, Inc. (b)          1,455         110

                                                         1,091

Heavy Machinery (0.4%):
Caterpillar, Inc.                            3,366         177
Deere & Co.                                  2,340         103
Ingersoll-Rand Co.                           1,656          73
McDermott International, Inc. (b)              624           2

                                                           355

Homebuilders (0.0%):
Pulte Homes, Inc.                              599          35

Hotels & Motels (0.2%):
Hilton Hotels Corp.                          3,680          49
Marriott International, Inc., Class A        2,287          83
Starwood Hotels & Resorts
   Worldwide, Inc.                           1,953          52

                                                           184
Household Goods -- Appliances,
   Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.                        1,903          39
Maytag Corp.                                   763          16
Whirlpool Corp.                                667          36

                                                            91

Instruments -- Scientific (0.0%):
Waters Corp. (b)                             1,263          30

Insurance -- Multi-Line (3.8%):
ACE Ltd.                                     2,569          85
Aetna, Inc.                                  1,472          73
Aflac, Inc.                                  5,048         165
Allstate Corp.                               6,875         261
American International Group, Inc.          25,511       1,479
Aon Corp.                                    3,029          67
CIGNA Corp.                                  1,365          71
Cincinnati Financial Corp.                   1,579          58
Hartford Financial Services Group, Inc.      2,498         102
Jefferson-Pilot Corp.                        1,403          56
John Hancock Financial Services, Inc.        2,818          82
Lincoln National Corp.                       1,732          55
Loews Corp.                                  1,814          75
Marsh & McLennan Cos., Inc.                  5,252         250
MetLife, Inc.                                6,849         197
MGIC Investment Corp.                          983          45

                      See notes to financial statements.

THE VICTORY PORTFOLIOS            Schedules of Investments--continued
Stock Index Fund                                       April 30, 2003
(Amounts in Thousands, Except Shares)                     (Unaudited)

Security Description                        Shares       Value

Principal Financial Group                    3,132     $    91
Progressive Corp.                            2,130         145
Prudential Financial, Inc.                   5,537         177
Safeco Corp.                                 1,352          52
Torchmark Corp.                              1,158          45
UnumProvident Corp.                          2,362          27
XL Capital Ltd.                              1,328         109

                                                         3,767

Insurance -- Property, Casualty,
   Health (0.3%):
Chubb Corp.                                  1,673          88
St. Paul Cos., Inc.                          2,215          76
Travelers Property & Casualty Corp.,
   Class B                                   9,839         160

                                                           324

Internet Business Services (0.3%):
eBay, Inc. (b)                               3,019         280
Symantec Corp. (b)                           1,435          63

                                                           343

Internet Service Provider (0.1%):
Yahoo, Inc. (b)                              5,779         143

Leisure -- Recreation, Gaming (0.2%):
Carnival Corp.                               6,150         170
Harrah's Entertainment, Inc. (b)             1,093          43

                                                           213

Machine -- Diversified (0.1%):
Cummins Engine, Inc.                           406          11
Dover Corp.                                  1,979          57
Rockwell International Corp.                 1,816          41

                                                           109

Manufacturing -- Capital Goods (0.2%):
Cooper Industries Ltd.                         912          34
Illinois Tool Works, Inc.                    3,006         192

                                                           226

Manufacturing -- Miscellaneous (1.1%):
3M Co.                                       3,816         481
Corning, Inc. (b)                           11,723          64
Crane Co.                                      582          11
Danaher Corp.                                1,491         103
ITT Industries, Inc.                           898          52
Pall Corp.                                   1,203          25
Textron, Inc.                                1,330          39
Tyco International Ltd.                     19,521         305

                                                         1,080

Media (1.4%):
AOL Time Warner, Inc. (b)                   43,717         598
Univision Communications, Inc. (b)           2,241          68
Viacom, Inc., Class B (b)                   17,223         748

                                                         1,414

Medical Services (0.4%):
Quest Diagnostics, Inc. (b)                  1,029     $    61
Tenet Healthcare Corp. (b)                   4,633          69
UnitedHealth Group, Inc.                     2,977         275

                                                           405

Medical Supplies (0.9%):
Bausch & Lomb, Inc.                            522          18
Baxter International, Inc.                   5,802         133
Becton Dickinson & Co.                       2,491          88
Biomet, Inc.                                 2,533          77
Boston Scientific Corp. (b)                  3,989         173
C.R. Bard, Inc.                                505          32
Guidant Corp. (b)                            3,001         117
St. Jude Medical, Inc. (b)                   1,736          91
Stryker Corp.                                1,936         130
Zimmer Holdings, Inc. (b)                    1,907          89

                                                           948

Medical -- Information Systems (0.0%):
IMS Health, Inc.                             2,390          37

Metals -- Fabrication (0.0%):
Worthington Industries, Inc.                   840          11

Mining (0.1%):
Newmont Mining Corp.                         3,929         106

Motorcycles (0.1%):
Harley-Davidson, Inc.                        2,960         132

Newspapers (0.5%):
Gannett Co., Inc.                            2,614         197
Knight-Ridder, Inc.                            798          52
New York Times Co., Class A                  1,480          69
Tribune Co.                                  2,981         146

                                                           464

Office Equipment & Supplies
   (Non-Computer Related) (0.3%):
Avery Dennison Corp.                         1,074          57
Office Depot, Inc. (b)                       3,018          38
Pitney Bowes, Inc.                           2,313          81
Staples, Inc. (b)                            4,629          88
Xerox Corp. (b)                              7,191          71

                                                           335

Oil & Gas Exploration,
   Production & Services (0.9%):
Amerada Hess Corp.                             872          39
Anadarko Petroleum Corp.                     2,431         109
Apache Corp.                                 1,563          89
BJ Services Co. (b)                          1,543          56
Burlington Resource, Inc.                    1,969          91
Devon Energy Corp.                           2,252         106
EOG Resources, Inc.                          1,130          42
Kerr-McGee Corp.                               982          41
Nabors Industries Ltd. (b)                   1,416          56

                      See notes to financial statements.

THE VICTORY PORTFOLIOS         Schedules of Investments--continued
Stock Index Fund                                    April 30, 2003
(Amounts in Thousands, Except Shares)                  (Unaudited)

Security Description                        Shares       Value

Noble Corp. (b)                              1,309     $    41
Occidental Petroleum Corp.                   3,696         111
Rowan Cos., Inc.                               915          19
Transocean, Inc.                             3,122          59

                                                           859

Oil-Integrated Companies (3.5%):
ChevronTexaco Corp.                         10,446         656
ConocoPhillips                               6,619         333
Exxon Mobil Corp.                           65,807       2,316
Marathon Oil Corp.                           3,053          70
Sunoco, Inc.                                   746          28
Unocal Corp.                                 2,522          70

                                                         3,473

Oilfield Services & Equipment (0.4%):
Baker Hughes, Inc.                           3,295          92
Halliburton Co.                              4,268          91
Schlumberger Ltd.                            5,694         239

                                                           422

Paint, Varnishes, Enamels (0.0%):
Sherwin-Williams Co.                         1,466          41

Pharmaceuticals (8.7%):
Abbott Laboratories                         15,290         621
Allergan, Inc.                               1,266          89
AmerisourceBergen Corp.                      1,078          62
Bristol-Myers Squibb Co.                    18,944         484
Cardinal Health, Inc.                        4,422         244
Eli Lilly & Co.                             10,986         701
Forest Laboratories, Inc. (b)                3,550         184
Johnson & Johnson                           29,053       1,637
King Pharmaceuticals, Inc. (b)               2,354          30
Merck & Co., Inc.                           21,961       1,278
Pfizer, Inc.                                77,967       2,397
Schering-Plough Corp.                       14,343         260
Watson Pharmaceuticals, Inc. (b)             1,046          30
Wyeth                                       12,965         564

                                                         8,581

Photography (0.1%):
Eastman Kodak Co.                            2,853          85

Pipelines (0.1%):
El Paso Corp.                                5,858          44
Kinder Morgan, Inc.                          1,192          56
Williams Cos., Inc.                          5,053          35

                                                           135

Primary Metal & Mineral
   Production (0.1%):
Freeport-McMoRan Copper & Gold, Inc.,
   Class B                                   1,417          25
Phelps Dodge Corp. (b)                         869          27

                                                            52

Publishing (0.2%):
Dow Jones & Co., Inc.                          801     $    32
McGraw-Hill Cos., Inc.                       1,895         111
Meredith Corp.                                 487          21
R.R. Donnelley & Sons Co.                    1,108          22

                                                           186

Radio & Television (1.0%):
Clear Channel Communications, Inc. (b)       5,992         234
Comcast Corp.,
   Class A Special Shares (b)               22,572         721

                                                           955
Railroads (0.4%):
Burlington Northern/Santa Fe, Inc.           3,666         103
CSX Corp.                                    2,100          67
Norfolk Southern Corp.                       3,805          81
Union Pacific Corp.                          2,482         148

                                                           399

Real Estate Investment Trusts (0.3%):
Apartment Investment & Management Co.,
   Class A                                     917          35
Equity Office Properties Trust               4,026         104
Equity Residential Properties Trust          2,649          69
Plum Creek Timber Co., Inc.                  1,808          42
Simon Property Group, Inc.                   1,804          66

                                                           316

Restaurants (0.4%):
Darden Restaurants, Inc.                     1,672          29
McDonald's Corp.                            12,414         213
Starbucks Corp. (b)                          3,791          89
Wendy's International, Inc.                  1,129          33
Yum! Brands, Inc. (b)                        2,890          71

                                                           435

Retail (2.9%):
Best Buy Co., Inc. (b)                       3,146         109
Dollar General Corp.                         3,260          47
Target Corp.                                 8,888         297
Wal-Mart Stores, Inc.                       43,168       2,432

                                                         2,885

Retail -- Discount (0.1%):
Big Lots, Inc. (b)                           1,136          14
Family Dollar Stores, Inc.                   1,682          58

                                                            72

Retail -- Department Stores (0.5%):
Dillard's, Inc., Class A                       828          12
Federated Department Stores, Inc. (b)        1,860          57
J.C. Penney Co., Inc.                        2,624          45
Kohls Corp. (b)                              3,298         186
May Department Stores Co.                    2,819          61
Nordstrom, Inc.                              1,325          23
Sears, Roebuck & Co.                         3,093          88

                                                           472

                      See notes to financial statements.

THE VICTORY PORTFOLIOS           Schedules of Investments--continued
Stock Index Fund                                      April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

Security Description                        Shares       Value

Retail -- Drug Stores (0.4%):
CVS Corp.                                    3,843     $    93
Walgreen Co.                                10,023         309

                                                           402

Retail -- Specialty Stores (1.6%):
AutoZone, Inc. (b)                             953          77
Bed Bath & Beyond, Inc. (b)                  2,876         114
Circuit City Stores, Inc.                    2,059          12
Gap, Inc.                                    8,644         144
Home Depot, Inc.                            22,745         640
Limited, Inc.                                5,116          74
Lowe's Cos., Inc.                            7,637         335
Radioshack Corp.                             1,647          39
Tiffany & Co.                                1,420          39
TJX Cos., Inc.                               5,138          99
Toys "R" Us, Inc. (b)                        2,078          21

                                                         1,594

Rubber & Rubber Products (0.0%):
Cooper Tire & Rubber Co.                       719          10
Goodyear Tire & Rubber Co.                   1,714          10

                                                            20

Savings & Loans (0.5%):
Charter One Financial, Inc.                  2,210          64
Golden West Financial Corp.                  1,501         113
Washington Mutual, Inc.                      9,258         366

                                                           543

Schools & Educational Services (0.1%):
Apollo Group, Inc. (b)                       1,705          92

Semiconductors (2.6%):
Advanced Micro Devices, Inc. (b)             3,359          25
Altera Corp. (b)                             3,741          59
Analog Devices, Inc. (b)                     3,562         118
Applied Materials, Inc. (b)                 16,140         236
Applied Micro Circuits Corp. (b)             2,970          13
Broadcom Corp. (b)                           2,698          48
Intel Corp.                                 64,791       1,193
KLA-Tencor Corp. (b)                         1,860          76
Linear Technology Corp.                      3,060         105
LSI Logic Corp. (b)                          3,637          19
Maxim Integrated Products, Inc.              3,160         124
Micron Technology, Inc. (b)                  5,942          51
National Semiconductor Corp. (b)             1,777          33
Novellus Systems, Inc. (b)                   1,463          41
NVIDIA Corp. (b)                             1,542          22
PMC-Sierra, Inc. (b)                         1,638          14
QLogic Corp. (b)                               918          40
Teradyne, Inc. (b)                           1,790          21
Texas Instruments, Inc.                     16,929         314
Xilinx, Inc. (b)                             3,300          89

                                                         2,641

Software & Computer Services (4.5%):
Adobe Systems, Inc.                          2,260     $    78
Autodesk, Inc.                               1,109          17
Automatic Data Processing, Inc.              5,864         197
BMC Software, Inc. (b)                       2,282          34
Citrix Systems, Inc. (b)                     1,673          32
Computer Associates International, Inc.      5,621          91
Compuware Corp. (b)                          3,697          16
Electronic Arts, Inc. (b)                    1,400          83
First Data Corp.                             7,356         289
Fiserv, Inc. (b)                             1,871          55
Intuit, Inc. (b)                             2,012          78
Mercury Interactive Corp. (b)                  826          28
Microsoft Corp.                            104,657       2,676
Novell, Inc. (b)                             3,601          10
Oracle Corp. (b)                            51,531         612
Parametric Technology Corp. (b)              2,568           8
Peoplesoft, Inc. (b)                         3,061          46
Siebel Systems, Inc. (b)                     4,739          41
SunGard Data Systems, Inc. (b)               2,769          60
VERITAS Software Corp. (b)                   4,025          89

                                                         4,540

Staffing (0.0%):
Robert Half International, Inc. (b)          1,695          28

Steel (0.0%):
Allegheny Technologies, Inc.                   789           3
Nucor Corp.                                    765          32
United States Steel Corp.                    1,000          14

                                                            49

Telecommunications (0.2%):
AT&T Corp.                                   7,534         128
Citizens Communications Co. (b)              2,760          30
Qwest Communications International,
   Inc. (b)                                 16,580          63

                                                           221

Telecommunications -- Cellular (0.2%):
AT&T Wireless Services, Inc. (b)            26,494         171
Sprint PCS Group (b)                         9,771          34

                                                           205

Telecommunications -- Equipment (0.7%):
ADC Telecommunications, Inc. (b)             7,841          19
Agilent Technologies, Inc. (b)               4,567          73
Andrew Corp. (b)                               962           7
Avaya, Inc. (b)                              3,645          14
Comverse Technology, Inc. (b)                1,836          24
Jabil Circuit, Inc. (b)                      1,938          36
Lucent Technologies, Inc. (b)               38,250          69
Motorola, Inc.                              22,503         178
QUALCOMM, Inc.                               7,715         247
Scientific-Atlanta, Inc.                     1,495          24
Tellabs, Inc. (b)                            4,029          25

                                                           716

                      See notes to financial statements.

THE VICTORY PORTFOLIOS            Schedules of Investments--continued
Stock Index Fund                                       April 30, 2003
(Amounts in Thousands, Except Shares)                     (Unaudited)

Security Description                        Shares       Value

Telecommunications
   Services & Equipment (0.0%):
CIENA Corp. (b)                              4,239     $    21

Tobacco & Tobacco Products (0.7%):
Altria Group, Inc.                          20,231         623
R.J. Reynolds Tobacco Holdings, Inc.           830          23
UST, Inc.                                    1,641          51

                                                           697

Tools & Hardware Manufacturing (0.1%):
Black & Decker Corp.                           769          31
Snap-on, Inc.                                  569          17
Stanley Works                                  863          21

                                                            69

Toys (0.1%):
Hasbro, Inc.                                 1,694          27
Mattel, Inc.                                 4,276          93

                                                           120

Transportation Services (0.9%):
FedEx Corp.                                  2,919         175
United Parcel Service, Inc.                 10,991         683

                                                           858

Travel Services (0.0%):
Sabre Holdings Corp.                         1,395          29

Trucking & Leasing (0.0%):
Ryder Systems, Inc.                            611          15

Utilities -- Electric (2.1%):
AES Corp. (b)                                5,318          32
Allegheny Energy, Inc.                       1,229          10
Ameren Corp.                                 1,556          64
American Electric Power Co.                  3,803         100
Calpine Corp. (b)                            3,697          20
CenterPoint Energy, Inc.                     2,976          24
Cinergy Corp.                                1,646          56
CMS Energy Corp.                             1,409           9
Consolidated Edison Co.
   of New York, Inc.                         2,089          81
Constellation Energy Group, Inc.             1,611          47
Detroit Edison Co.                           1,638          66
Dominion Resources, Inc.                     3,005         178
Duke Energy Corp.                            8,720         153
Dynergy, Inc.                                3,632          16
Edison International (b)                     3,186          46
Entergy Corp.                                2,171         101
Exelon Corp.                                 3,159         168
FirstEnergy Corp.                            2,911          98
FPL Group, Inc.                              1,785         109
Mirant Corp. (b)                             3,950          13
NiSource, Inc.                               2,434          46
PG&E Corp. (b)                               3,986          60
Pinnacle West Capital Corp.                    884          29
PPL Corp.                                    1,608          58
Progress Energy, Inc.                        2,320          97
Public Service Enterprise Group              2,175          84

                                            Shares or
                                            Principal
Security Description                        Amount       Value

Southern Co.                                 6,978    $    202
TECO Energy, Inc.                            1,718          19
TXU Corp.                                    3,150          63
Xcel Energy, Inc.                            3,899          53

                                                         2,102

Utilities -- Natural Gas (0.1%):
KeySpan Corp.                                1,530          52
NICOR, Inc.                                    430          13
Peoples Energy Corp.                           349          14
Sempra Energy                                2,015          53

                                                           132

Utilities -- Telecommunications (2.5%):
Alltel Corp.                                 3,042         143
BellSouth Corp.                             18,200         464
CenturyTel, Inc.                             1,395          41
SBC Communications, Inc.                    32,471         759
Sprint FON Group                             8,749         101
Verizon Communications                      26,755         999

                                                         2,507

Wireless Communications (0.1%):
Nextel Communications, Inc.,
   Class A (b)                              10,044         149

Total Common Stocks (Cost $46,428)                      82,752

U.S. Treasury Bills (2.2%)

1.13%, 6/19/03 (c)                        $  2,200       2,197

Total U.S. Treasury Bills (Cost $2,197)                  2,197

Total Investments (Cost $63,469) (a) -- 99.9%           99,793

Other assets in excess of liabilities -- 0.1%               70

NET ASSETS -- 100.0%                                   $99,863

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $40,922
    Unrealized depreciation                            (4,598)

    Net unrealized appreciation                       $36,324

(b) Non-income producing securities.

(c) Serves as collateral for futures contracts.

(d) Investment in affiliate.


                                           Number of
                                           Contracts    Value
Futures Contracts
S & P 500 Index,
   face amount $15,093,
   expiring June 20, 2003                       74     $16,948

Total Futures (Cost $15,093)                           $16,948


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments
Growth Fund                                           April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

                                           Shares or
                                           Principal
Security Description                        Amount       Value

Commercial Paper (0.7%)

General Electric Capital Corp.,
   1.37%, 5/1/03                          $  2,053    $  2,053

Total Commercial Paper (Cost $2,053)                     2,053

Common Stocks (99.3%)

Automotive Parts (1.2%):
Eaton Corp.                                 41,500       3,406

Banks (2.4%):
Bank of America Corp.                       73,800       5,465
SouthTrust Corp.                            48,200       1,295

                                                         6,760

Beverages (4.0%):
Anheuser-Busch Cos., Inc.                   81,000       4,040
Coca-Cola Co.                               49,500       2,000
PepsiCo, Inc.                              127,300       5,510

                                                        11,550

Biotechnology (3.4%):
Amgen, Inc. (b)                            156,900       9,620

Chemicals -- General (0.6%):
Praxair, Inc.                               28,200       1,638

Computers & Peripherals (9.0%):
Cisco Systems, Inc. (b)                    680,100      10,228
Dell Computer Corp. (b)                    271,100       7,838
International Business Machines Corp.       91,200       7,743

                                                        25,809

Consulting Services (0.5%):
BearingPoint, Inc. (b)                     178,567       1,459

Consumer Products (3.6%):
Colgate-Palmolive Co.                       62,900       3,596
Procter & Gamble Co.                        75,000       6,739

                                                        10,335

Cosmetics & Toiletries (1.5%):
Avon Products, Inc.                         73,800       4,293

Electrical Equipment (1.6%):
Emerson Electric Co.                        92,700       4,700

Electronic & Electrical -- General (5.0%):
General Electric Co.                       486,400      14,324

Financial Services (4.9%):
American Express Co.                       145,500       5,509
Citigroup, Inc.                             60,000       2,355
Fannie Mae                                  61,000       4,416
Goldman Sachs Group, Inc.                   22,400       1,700

                                                        13,980

Forest Products --
   Lumber & Paper (0.4%):
International Paper Co.                     34,400       1,230

Security Description                        Shares       Value

Health Care (3.7%):
HCA, Inc.                                  108,800    $  3,492
Medtronic, Inc.                            149,700       7,147

                                                        10,639

Insurance -- Multi-Line (2.5%):
American International Group, Inc.          50,000       2,898
Marsh & McLennan Cos., Inc.                 89,400       4,262

                                                         7,160

Manufacturing -- Miscellaneous (2.2%):
3M Co.                                      50,000       6,302

Media (1.6%):
Viacom, Inc., Class B (b)                  107,100       4,649

Medical Supplies (1.6%):
Becton Dickinson & Co.                      55,000       1,947
Zimmer Holdings, Inc. (b)                   57,500       2,697

                                                         4,644

Office Equipment & Supplies
   (Non-Computer Related) (1.6%):
Pitney Bowes, Inc.                          54,600       1,917
Staples, Inc. (b)                          144,300       2,747

                                                         4,664

Oil & Gas Exploration,
   Production & Services (1.2%):
Anadarko Petroleum Corp.                    30,900       1,372
ENSCO International, Inc.                   81,300       2,065

                                                         3,437

Oilfield Services & Equipment (0.5%):
Schlumberger Ltd.                           33,900       1,421

Pharmaceuticals (16.9%):
Abbott Laboratories                        145,000       5,891
Cardinal Health, Inc.                       56,300       3,112
Eli Lilly & Co.                            106,301       6,784
Johnson & Johnson                          220,000      12,399
Pfizer, Inc.                               431,100      13,256
Wyeth                                      149,500       6,508

                                                        47,950

Retail (5.8%):
Target Corp.                                85,500       2,859
Wal-Mart Stores, Inc.                      243,600      13,720

                                                        16,579

Retail -- Drug Stores (0.7%):
Walgreen Co.                                65,000       2,006

Retail -- Specialty Stores (1.8%):
Home Depot, Inc.                           184,200       5,182

Semiconductors (4.8%):
Altera Corp. (b)                           104,700       1,655
Analog Devices, Inc. (b)                    67,400       2,232
Intel Corp.                                366,800       6,750
Maxim Integrated Products, Inc.             38,300       1,505
Xilinx, Inc. (b)                            57,200       1,548

                                                        13,690

                      See notes to financial statements.

THE VICTORY PORTFOLIOS            Schedules of Investments--continued
Growth Fund                                            April 30, 2003
(Amounts in Thousands, Except Shares)                     (Unaudited)

Security Description                        Shares       Value

Software & Computer Services (9.6%):
Adobe Systems, Inc.                         91,800    $  3,173
Automatic Data Processing, Inc.             27,300         918
BMC Software, Inc. (b)                      54,400         812
First Data Corp.                            81,600       3,201
Microsoft Corp.                            525,000      13,423
Oracle Corp. (b)                           492,700       5,853

                                                        27,380

Telecommunications -- Equipment (1.1%):
Nokia Corp., ADR                           186,500       3,090

Tobacco & Tobacco Products (1.1%):
Altria Group, Inc.                         102,800       3,162

Transportation Services (1.7%):
United Parcel Service, Inc.                 76,100       4,727

Utilities -- Telecommunications (2.8%):
SBC Communications, Inc.                    95,000       2,219
Verizon Communications                     154,800       5,787

                                                         8,006

Total Common Stocks (Cost $281,362)                    283,792

Total Investments (Cost $283,415) (a) -- 100.0%        285,845

Other assets in excess of liabilities -- 0.0%               47

NET ASSETS -- 100.0%                                  $285,892

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                          $ 38,047
    Unrealized depreciation                           (35,617)

    Net unrealized appreciation                      $  2,430

(b) Non-income producing securities.

ADR -- American Depositary Receipts

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedules of Investments
Established Value Fund                                          April 30, 2003
(Amounts in Thousands, Except Shares)                              (Unaudited)

                                           Shares or
                                           Principal
Security Description                        Amount       Value

Commercial Paper (2.7%)

General Electric Capital Corp.,
   1.37%, 5/1/03                          $  7,207    $  7,207

Total Commercial Paper (Cost $7,207)                     7,207

Common Stocks (98.3%)

Advertising (1.2%):
Harte-Hanks, Inc.                          180,000       3,240

Aerospace/Defense (1.1%):
General Dynamics Corp.                      48,000       2,979

Apparel (1.9%):
Jones Apparel Group, Inc. (b)               74,000       2,110
Liz Claiborne, Inc.                         87,000       2,831

                                                         4,941

Automotive Parts (3.1%):
BorgWarner, Inc.                           100,000       5,867
Eaton Corp.                                 26,700       2,191

                                                         8,058

Banks (7.2%):
Cullen/Frost Bankers, Inc.                 116,900       3,833
First Tennessee National Corp.             115,000       5,036
Mercantile Bankshares Corp.                109,600       4,202
Regions Financial Corp.                     93,800       3,162
Union Planters Corp.                        83,100       2,372

                                                        18,605

Biotechnology (1.3%):
Invitrogen Corp. (b)                       108,000       3,532

Building Materials (1.1%):
Lafarge North America, Inc.                 87,000       2,771

Chemicals (1.4%):
Lubrizol Corp.                             116,000       3,667

Chemicals -- General (1.7%):
Englehard Corp.                            187,000       4,591

Computers & Peripherals (2.5%):
Computer Sciences Corp. (b)                 79,000       2,603
Lexmark International Group, Inc. (b)       54,000       4,024

                                                         6,627

Consumer Products (2.1%):
Clorox Co.                                  43,000       1,944
Fortune Brands, Inc.                        74,600       3,611

                                                         5,555

Containers & Packaging (1.0%):
Pactiv Corp. (b)                           124,800       2,561

Electronics (2.0%):
Johnson Controls, Inc.                      40,100       3,298
Thermo Electron Corp. (b)                  110,000       1,999

                                                         5,297

Security Description                        Shares       Value

Financial & Insurance (3.0%):
AMBAC Financial Group, Inc.                 84,000    $  4,901
PMI Group, Inc.                            100,000       3,082

                                                         7,983

Financial Services (2.4%):
Citigroup, Inc.                             90,000       3,532
Neuberger Berman, Inc.                      93,600       2,874

                                                         6,406

Food Distributors, Supermarkets
   & Wholesalers (1.0%):
SUPERVALU, Inc.                            166,000       2,734

Food Processing & Packaging (0.8%):
Hormel Foods Corp.                          89,600       2,062

Health Care (2.2%):
Manor Care, Inc. (b)                        69,000       1,342
Oxford Health Plans, Inc. (b)               59,500       1,742
Wellpoint Health Networks, Inc. (b)         36,000       2,733

                                                         5,817

Homebuilders (1.4%):
Pulte Homes, Inc.                           65,000       3,769

Household Goods -- Appliances,
   Furnishings & Electronics (0.9%):
Leggett & Platt, Inc.                      119,300       2,464

Insurance -- Multi-Line (5.2%):
Hartford Financial Services Group, Inc.     68,000       2,772
Jefferson-Pilot Corp.                       71,800       2,878
Old Republic International Corp.           171,000       5,233
Transatlantic Holdings, Inc.                42,000       2,856

                                                        13,739

Internet Business Services (0.8%):
Symantec Corp. (b)                          46,000       2,022

Manufacturing -- Miscellaneous (3.1%):
ITT Industries, Inc.                        45,000       2,624
Pentair, Inc.                               57,000       2,197
Textron, Inc.                              108,800       3,208

                                                         8,029

Media (0.9%):
Hearst-Argyle Television, Inc. (b)          93,000       2,240

Medical Supplies (5.6%):
Bausch & Lomb, Inc.                         80,300       2,823
Becton Dickinson & Co.                     104,100       3,685
C.R. Bard, Inc.                             65,000       4,120
Guidant Corp. (b)                          107,000       4,172

                                                        14,800

Newspapers (0.5%):
New York Times Co., Class A                 28,000       1,299

Office Equipment & Supplies
   (Non-Computer Related) (1.3%):
Office Depot, Inc. (b)                     263,000       3,330

                      See notes to financial statements.

THE VICTORY PORTFOLIOS            Schedules of Investments--continued
Established Value Fund                                 April 30, 2003
(Amounts in Thousands, Except Shares)                     (Unaudited)

Security Description                        Shares       Value

Oil & Gas Exploration,
   Production & Services (4.9%):
Apache Corp.                                26,775    $  1,533
Devon Energy Corp.                          49,059       2,318
Equitable Resources, Inc.                   79,400       3,051
Newfield Exploration Co. (b)                60,700       2,087
Occidental Petroleum Corp.                 132,777       3,963

                                                        12,952

Paint, Varnishes, Enamels (1.7%):
Sherwin-Williams Co.                       163,000       4,544

Pharmaceuticals (4.3%):
Allergan, Inc.                              34,000       2,389
Mylan Laboratories, Inc.                   152,100       4,300
Watson Pharmaceuticals, Inc. (b)           159,300       4,630

                                                        11,319

Publishing (2.0%):
Meredith Corp.                              64,000       2,766
R.R. Donnelley & Sons Co.                  118,500       2,389

                                                         5,155

Railroads (1.5%):
CSX Corp.                                  120,000       3,838

Real Estate Investment Trusts (4.1%):
Duke Realty Corp.                          134,100       3,674
Equity Residential Properties Trust        133,800       3,467
iStar Financial, Inc.                      120,900       3,619

                                                        10,760

Restaurants (1.1%):
Wendy's International, Inc.                 95,000       2,759

Retail -- Apparel/Shoe (2.0%):
Abercrombie & Fitch Co. (b)                 60,800       1,999
Talbots, Inc.                              114,700       3,286

                                                         5,285

Retail -- Specialty Stores (1.2%):
Zale Corp. (b)                              89,700       3,134

Savings & Loans (1.3%):
Charter One Financial, Inc.                113,715       3,303

Semiconductors (2.1%):
Altera Corp. (b)                           207,700       3,284
Fairchild Semiconductor
   International, Inc. (b)                 176,700       2,097

                                                         5,381
Software & Computer Services (5.9%):
First Data Corp.                            99,700    $  3,910
Intuit, Inc. (b)                            74,400       2,885
Reynolds & Reynolds Co., Class A           100,800       2,904
Storage Technology Corp. (b)               142,100       3,513
Sybase, Inc. (b)                           177,000       2,266

                                                        15,478

Telecommunications -- Equipment (1.2%):
Harris Corp.                               111,000       3,170

Tools & Hardware Manufacturing (1.1%):
Black & Decker Corp.                        67,000       2,764

Toys (1.1%):
Mattel, Inc.                               131,000       2,848

Utilities -- Electric (4.2%):
Energy East Corp.                          151,100       2,753
Exelon Corp.                                79,100       4,195
FPL Group, Inc.                             67,400       4,103

                                                        11,051

Utilities -- Natural Gas (1.3%):
Sempra Energy                              128,000       3,436

Utilities -- Telecommunications (0.6%):
CenturyTel, Inc.                            55,000       1,620

Total Common Stocks (Cost $212,516)                    257,915

Total Investments (Cost $219,723) (a) -- 101.0%        265,122

Liabilities in excess of other assets -- (1.0)%         (2,746)

NET ASSETS -- 100.0%                                  $262,376

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $49,427
    Unrealized depreciation                            (4,028)

    Net unrealized appreciation                       $45,399

(b) Non-income producing securities.

                      See notes to financial statements.

                                     Statements of Assets and Liabilities
The Victory Portfolios                                     April 30, 2003
(Amounts in Thousands, Except Per Share Amounts)              (Unaudited)


                                                                         Diversified       Stock                    Established
                                                               Value        Stock          Index        Growth         Value
                                                               Fund         Fund           Fund          Fund          Fund

ASSETS:
Investments, at value (Cost $201,309; $980,168;
   $63,469; $283,415; $219,723)                              $218,016     $  960,553     $ 99,793      $285,845      $265,122
Collateral received for securities on loan                     55,219        249,010           --        69,264        48,318
Cash                                                               50             50           50            50            50
Interest and dividends receivable                                 395          1,239           88           238           147
Receivable for capital shares issued                               24             --           --            --            --
Receivable from brokers for investments sold                    3,697          7,739           --            --            --
Receivable from affiliates                                          3             14           34             7            20
Prepaid expenses and other assets                                  21             25           20            21            21

         Total Assets                                         277,425      1,218,630       99,985       355,425       313,678

LIABILITIES:
Payable to brokers for investments purchased                       --            631           --            --         2,792
Payable for capital shares redeemed                                --             22           --            --            --
Payable for return of collateral received                      55,219        249,010           --        69,264        48,318
Accrued expenses and other payables:
     Investment advisory fees                                     133            488           17           171           118
     Administration fees                                            2             10           --             3             2
     Custodian fees                                                --             21           56             7             6
     Accounting fees                                               --              1            7             1            --
     Transfer agent fees                                           13            154           22            19            65
     Shareholder service fees --  Class A                          44            155           --            55            --
     12b-1 Fees --  Class R                                         4             64            1             3            --
     Other                                                          2             75           19            10             1

         Total Liabilities                                     55,417        250,631          122        69,533        51,302

NET ASSETS:
Capital                                                       285,106      1,203,812      152,919       354,488       194,009
Accumulated net investment income                                 277            486           22           (86)         (336)
Net unrealized appreciation (depreciation)
   from investments and futures                                16,707        (19,615)      38,179         2,430        45,399
Accumulated net realized gains (losses)
   from investment transactions and futures                   (80,082)      (216,684)     (91,257)      (70,940)       23,304

         Net Assets                                          $222,008     $  967,999     $ 99,863      $285,892      $262,376

Net Assets
     Class A                                                 $212,040     $  792,314     $ 80,702      $279,716      $ 18,303
     Class C                                                        3          5,678           --             1            25
     Class R                                                    9,965        170,007       19,161         6,175       244,048

         Total                                               $222,008     $  967,999     $ 99,863      $285,892      $262,376

Outstanding units of beneficial interest (shares)
     Class A                                                   21,395         68,269        5,943        19,188           831
     Class C                                                       --<F1>        491           --            --<F1>         1
     Class R                                                    1,007         14,744        1,412           428        11,102

         Total                                                 22,402         83,504        7,355        19,616        11,934

Net asset value
     Redemption price per share --  Class A                  $   9.91     $    11.61     $  13.58      $  14.58      $  22.02
     Offering and redemption price per share --  Class C <F2>$   9.90     $    11.56           --      $  14.56      $  21.95
     Offering and redemption price per share --  Class R     $   9.90     $    11.53     $  13.57      $  14.42      $  21.98

Maximum sales charge --  Class A                                 5.75%          5.75%        5.75%         5.75%         5.75%

Maximum offering price per share
   (100%/(100%-maximum sales charge)
   of net asset value adjusted to nearest cent) --  Class A  $  10.51     $    12.32     $  14.41      $  15.47      $  23.36


<F1> Rounds to less than 1,000.

<F2> Redemption price per share varies by length of time shares are held.



                         See notes to financial statements.

                                                     Statements of Operations
The Victory Portfolios                For the Six Months Ended April 30, 2003
(Amounts in Thousands)(Unaudited)


                                                                           Diversified       Stock                     Established
                                                               Value          Stock          Index        Growth          Value
                                                               Fund           Fund           Fund          Fund           Fund

Investment Income:
Interest income                                              $     28       $    249        $   156      $     18       $     50
Dividend income                                                 3,110          9,840          1,592         1,994          2,031
Income from securities lending                                     26             86             22            29             20

     Total Income                                               3,164         10,175          1,770         2,041          2,101

Expenses:
Investment advisory fees                                          975          3,149            493         1,031            733
Administration fees                                               157            594            119           166            157
Shareholder service fees -- Class A                               312          1,012             --           336             29
Shareholder service and 12b-1 fees -- Class B <F1>                 --             44             --            --             --
12b-1 fees -- Class C                                              --             20             --            --             --
12b-1 fees -- Class R                                              25            401             23            16            559
Accounting fees                                                    45             48            102            42             41
Custodian fees                                                     35            103            181            34             31
Legal and audit fees                                               14             49             10            14             13
Trustees' fees and expenses                                         7             25              5             7              7
Transfer agent fees                                                49            633             87            58            205
Registration and filing fees                                       13             29             15            14             13
Printing fees                                                       1             55              5             3             18
Other                                                               6             20             20            10              6

     Total Expenses                                             1,639          6,182          1,060         1,731          1,812

Expenses voluntarily reduced by adviser and administator           --             --           (141)           --            (52)

     Expenses before reimbursement from administrator           1,639          6,182            919         1,731          1,760
     Expenses reimbursed by administrator                         (18)           (73)          (111)          (25)           (42)

     Net Expenses                                               1,621          6,109            808         1,706          1,718

Net Investment Income                                           1,543          4,066            962           335            383

Realized/Unrealized Gains (Losses)
   from Investments and Futures:
Net realized gains (losses) from
   investment transactions                                    (38,197)       (68,977)        (5,655)      (18,553)        23,304
Net realized losses from futures transactions                      --             --         (1,108)           --             --
Net change in unrealized appreciation/depreciation
   from investment transactions                                42,313        128,279          8,628        26,818        (14,124)

Net realized/unrealized gains from investments and futures      4,116         59,302          1,865         8,265          9,180

Change in net assets resulting from operations               $  5,659       $ 63,368        $ 2,827      $  8,600       $  9,563


<F1> Effective December 13, 2002, Class B Shares were exchanged into Class A Shares.



                      See notes to financial statements.


The Victory Portfolios                     Statements of Changes in Net Assets
(Amounts in Thousands)


                                                        Value                  Diversified Stock               Stock Index
                                                        Fund                         Fund                         Fund

                                                  Six                            Six                          Six
                                                Months            Year         Months          Year         Months        Year
                                                 Ended            Ended         Ended          Ended         Ended        Ended
                                               April 30,       October 31,    April 30,     October 31,    April 30,   October 31,
                                                 2003             2002          2003           2002          2003         2002
                                              (Unaudited)                    (Unaudited)                  (Unaudited)

From Investment Activities:
Operations:
     Net investment income                    $   1,543         $   3,563     $    4,066    $    3,499     $     962    $   4,398
     Net realized gains (losses) from
       investment transactions                  (38,197)          (41,857)       (68,977)     (145,373)       (6,763)     (72,206)
     Net realized losses from
       futures transactions                          --                --             --            --        (1,108)      (1,318)
     Net change in unrealized
       appreciation (depreciation)
       from investments and futures              42,313           (35,964)       128,279      (112,947)        8,628       (8,566)

Change in net assets resulting from operations    5,659           (74,258)        63,368      (254,821)        2,827      (77,692)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                 (1,464)           (3,427)        (3,902)       (3,018)       (1,182)      (4,226)
         Class C                                     --<F1><F2>        --             (9)           (1)           --           --
         Class R                                    (48)              (66)          (396)          (31)         (128)        (159)
     From net realized gains from
       investment transactions and futures           --           (44,121)            --       (36,273)           --      (47,430)

Change in net assets from
   distributions to shareholders                 (1,512)          (47,614)        (4,307)      (39,323)       (1,310)     (51,815)

Capital Transactions:
     Proceeds from shares issued                 35,107            95,594        164,431       467,985        25,694       56,236
     Proceeds from shares
       exchanged from Class B                        --                --         37,579            --            --           --
     Dividends reinvested                         1,353            44,172          3,607        34,674         1,081       47,395
     Cost of shares redeemed                   (148,989)         (144,030)      (362,355)     (306,533)     (285,885)    (163,253)
     Cost of shares exchanged to Class A             --                --        (37,579)           --            --           --

Change in net assets
   from capital transactions                   (112,529)           (4,264)      (194,317)      196,126      (259,110)     (59,622)

Change in net assets                           (108,382)         (126,136)      (135,256)      (98,018)     (257,593)    (189,129)

Net Assets:
     Beginning of period                        330,390           456,526      1,103,255     1,201,273       357,456      546,585

     End of period                            $ 222,008         $ 330,390     $  967,999    $1,103,255     $  99,863    $ 357,456

Share Transactions:
     Issued                                       3,632             8,513         14,778        34,991         1,943        3,562
     Issued in connection with
       exchange from Class B                         --                --          3,340            --            --           --
     Reinvested                                     142             3,556            326         2,478            83        2,825
     Redeemed                                   (15,606)          (13,143)       (32,558)      (25,114)      (21,906)     (11,122)
     Redeemed in connection
       with exchange to Class A                      --                --         (3,556)           --            --           --

Change in Shares                                (11,832)           (1,074)       (17,670)       12,355       (19,880)      (4,735)


<F1> Rounds to less than $1,000.

<F2> Class C Shares commenced operations on March 1, 2003.



                      See notes to financial statements.


The Victory Portfolios                     Statements of Changes in Net Assets
(Amounts in Thousands)


                                                                             Growth                           Established
                                                                              Fund                            Value Fund

                                                                      Six                                 Six
                                                                    Months             Year             Months            Year
                                                                     Ended             Ended             Ended            Ended
                                                                   April 30,        October 31,        April 30,       October 31,
                                                                     2003              2002              2003             2002
                                                                  (Unaudited)                         (Unaudited)

From Investment Activities:
Operations:
     Net investment income                                          $    335         $    183          $    383         $   1,217
     Net realized gains (losses) from
       investment transactions                                       (18,553)         (52,512)           23,304             3,792
     Net change in unrealized appreciation
       (depreciation) from investments                                26,818           (7,310)          (14,124)           (3,238)

Change in net assets resulting from operations                         8,600          (59,639)            9,563             1,771

Distributions to Shareholders:
     From net investment income by class:
         Class A                                                        (415)            (183)              (84)             (272)
         Class C <F2>                                                     --<F1>           --                --<F1>        (1,057)
         Class R                                                          (6)             (40)             (635)               --
     From net realized gains from
       investment transactions                                            --           (1,719)               --           (67,141)

Change in net assets from
   distributions to shareholders                                        (421)          (1,942)             (719)          (68,470)

Capital Transactions:
     Proceeds from shares issued                                      31,575           59,149            18,880            63,853
     Dividends reinvested                                                387            1,742               669            63,413
     Cost of shares redeemed                                         (50,298)         (84,369)          (47,803)         (110,815)

Change in net assets from capital transactions                       (18,336)         (23,478)          (28,254)           16,451

Change in net assets                                                 (10,157)         (85,059)          (19,410)          (50,248)

Net Assets:
     Beginning of period                                             296,049          381,108           281,786           332,034

     End of period                                                  $285,892         $296,049          $262,376         $ 281,786

Share Transactions:
     Issued                                                            2,274            3,564               889             2,614
     Reinvested                                                           27               96                32             2,806
     Redeemed                                                         (3,614)          (5,154)           (2,249)           (4,545)

Change in Shares                                                      (1,313)          (1,494)           (1,328)              875


<F1> Rounds to less than $1,000.

<F2> Class C Shares commenced operations on March 1, 2003.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                                  Value Fund

                                                                                Class A Shares

                                                 Six
                                               Months          Year          Year           Year           Year           Year
                                                Ended          Ended         Ended          Ended          Ended          Ended
                                              April 30,     October 31,   October 31,    October 31,    October 31,    October 31,
                                                2003           2002          2001           2000           1999           1998
                                             (Unaudited)

Net Asset Value,
   Beginning of Period                        $   9.65      $  12.93      $  18.06       $  18.84       $  18.81        $  17.07

Investment Activities:
     Net investment income                        0.06          0.10          0.10           0.09           0.04            0.09
     Net realized and unrealized
       gain (loss) on investments                 0.26         (2.04)        (2.58)          1.37           3.16            3.16

         Total from Investment Activities         0.32         (1.94)        (2.48)          1.46           3.20            3.25

Distributions
     Net investment income                       (0.06)        (0.09)        (0.09)         (0.09)         (0.04)          (0.10)
     Net realized gains                             --         (1.25)        (2.56)         (2.15)         (3.13)          (1.41)

         Total Distributions                     (0.06)        (1.34)        (2.65)         (2.24)         (3.17)          (1.51)

Net Asset Value, End of Period                $   9.91      $   9.65      $  12.93       $  18.06       $  18.84        $  18.81

Total Return (excludes sales charge)              3.31%<F2>   (17.21)%      (15.61)%         8.33%         20.02%          20.46%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $212,040      $319,613      $451,545       $564,111       $611,483        $517,313
Ratio of expenses to
   average net assets                             1.24%<F3>     1.17%         1.15%          1.19%          1.40%           1.34%
Ratio of net investment income
   to average net assets                          1.20%<F3>     0.84%         0.66%          0.49%          0.20%           0.54%
Ratio of expenses to
   average net assets<F1>                         <F5>          1.20%         1.21%          1.24%          1.45%           1.46%
Ratio of net investment income
   to average net assets<F1>                      <F5>          0.81%         0.60%          0.44%          0.15%           0.42%
Portfolio turnover<F4>                              65%           40%           51%            34%            36%             40%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> There were no fee reductions during the period.



                      See notes to financial statements.


The Victory Portfolios                         Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                                    Value Fund

                                                 Class C Shares                           Class R Shares

                                                    March 1,            Six                                       December 15,
                                                      2003            Months           Year            Year           1999
                                                     through           Ended           Ended           Ended         through
                                                    April 30,        April 30,      October 31,     October 31,    October 31,
                                                    2003<F2>           2003            2002            2001         2000<F2>
                                                   (Unaudited)      (Unaudited)

Net Asset Value,
   Beginning of Period                               $  9.13           $ 9.64          $ 12.93        $ 18.06       $16.73

Investment Activities:
     Net investment income                              0.02             0.04             0.06           0.05         0.04
     Net realized and unrealized gain
       (loss) on investments                            0.78             0.27            (2.04)         (2.57)        1.35

         Total from Investment Activities               0.80             0.31            (1.98)         (2.52)        1.39

Distributions
     Net investment income                             (0.03)           (0.05)           (0.06)         (0.05)       (0.06)
     Net realized gains                                   --               --            (1.25)         (2.56)          --

         Total Distributions                           (0.03)           (0.05)           (1.31)         (2.61)       (0.06)

Net Asset Value, End of Period                       $  9.90           $ 9.90          $  9.64        $ 12.93       $18.06

Total Return                                            8.75%<F3><F6>    3.18%<F3>      (17.50)%       (15.87)%       8.34%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)                    $     3           $9,965          $10,777        $ 4,981       $2,923
Ratio of expenses to
   average net assets <F7>                              1.90%<F4>        1.50%<F4>        1.50%          1.49%        1.44%<F4>
Ratio of net investment income
   to average net assets <F7>                           0.64%<F4>        0.95%<F4>        0.57%          0.32%        0.14%<F4>
Ratio of expenses to
   average net assets<F1>                              33.03%<F4>        1.86%<F4>        1.91%          1.89%        2.27%<F4>
Ratio of net investment income
   to average net assets<F1>                          (30.49)%<F4>       0.59%<F4>        0.16%         (0.08)%      (0.69)%<F4>
Portfolio turnover <F5>                                   65%              65%              40%            51%          34%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Excludes deferred sales charge.

<F7> Effective March 1, 2003, the Adviser agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.00% until at least February 28, 2013.



                      See notes to financial statements.


The Victory Portfolios                                   Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                            Diversified Stock Fund

                                                                                Class A Shares

                                                 Six
                                               Months          Year          Year           Year           Year           Year
                                                Ended          Ended         Ended          Ended          Ended          Ended
                                              April 30,     October 31,   October 31,    October 31,    October 31,    October 31,
                                                2003           2002          2001           2000           1999         1998<F2>
                                             (Unaudited)

Net Asset Value,
   Beginning of Period                        $  10.94        $  13.56   $    17.85        $  17.96      $  18.85       $  17.76

Investment Activities:
     Net investment income                        0.03            0.05         0.04            0.03          0.06           0.11
     Net realized and unrealized
       gain (loss) on investments                 0.69           (2.22)       (1.87)           2.71          2.92           3.07

         Total from Investment Activities         0.72           (2.17)       (1.83)           2.74          2.98           3.18

Distributions
     Net investment income                       (0.05)          (0.04)       (0.03)          (0.02)        (0.06)         (0.11)
     Net realized gains                             --           (0.41)       (2.43)          (2.83)        (3.81)         (1.98)

         Total Distributions                     (0.05)          (0.45)       (2.46)          (2.85)        (3.87)         (2.09)

Net Asset Value, End of Period                $  11.61        $  10.94   $    13.56        $  17.85      $  17.96       $  18.85

Total Return (excludes sales charge)              6.63%<F3>     (16.76)%     (11.43)%         16.88%        19.39%         19.60%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $792,314        $905,116   $1,005,730        $993,383      $957,001       $993,158
Ratio of expenses to
   average net assets                             1.16%<F4>       1.12%        1.09%           1.10%         1.06%          1.02%
Ratio of net investment income
   to average net assets                          0.35%<F4>       0.39%        0.28%           0.19%         0.34%          0.64%
Ratio of expenses to
   average net assets<F1>                         <F6>            <F6>         1.11%           1.11%         1.10%          1.13%
Ratio of net investment income
   to average net assets<F1>                      <F6>            <F6>         0.26%           0.18%         0.30%          0.53%
Portfolio turnover<F5>                              39%             85%          88%             94%           83%            84%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> There were no fee reductions during the period.


                      See notes to financial statements.


The Victory Portfolios                         Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                   Diversified Stock Fund

                                   Class C Shares                                    Class R Shares

                               Six             March 1,          Six
                              Months            2002            Months        Year         Year         Year           Year
                               Ended           through           Ended       Ended        Ended        Ended          Ended
                             April 30,       October 31,       April 30,   October 31,  October 31,  October 31,    October 31,
                               2003           2002<F2>          2003         2002         2001         2000       1999<F2><F3>
                            (Unaudited)                       (Unaudited)

Net Asset Value,
   Beginning of Period     $10.90           $ 14.31            $  10.86      $  13.51     $  17.83     $  17.95     $  17.14

Investment Activities:
     Net investment
        income (loss)        0.02                --<F4>            0.03         (0.01)       (0.02)       (0.01)       (0.01)
     Net realized
        and unrealized
        gains (losses)
        on investments       0.66             (3.40)               0.67         (2.23)       (1.87)        2.72         0.82

         Total from
            Investment
            Activities       0.68             (3.40)               0.70         (2.24)       (1.89)        2.71         0.81

Distributions
         Net investment
            income          (0.02)            (0.01)              (0.03)           --<F4>       --<F4>       --<F4>       --
         Net realized
            gains              --                --                  --         (0.41)       (2.43)       (2.83)          --

         Total
            Distributions   (0.02)            (0.01)              (0.03)        (0.41)       (2.43)       (2.83)          --

Net Asset Value,
   End of Period           $11.56           $ 10.90            $  11.53      $  10.86     $  13.51     $  17.83     $  17.95

Total Return                 6.28%<F5><F10>  (23.76)%<F5><F10>     6.43%<F5>   (17.30)%     (11.81)%      16.65%        4.73%<F5>

Ratios/Supplemental
   Data:
Net Assets at
   end of period (000)     $5,678           $ 2,193            $170,007      $158,742     $140,794     $136,831     $106,592
Ratio of expenses to
   average net assets<F7>    1.90%<F6>         1.90%<F6>           1.59%<F6>     1.69%        1.51%        1.33%        1.35%<F6>
Ratio of net
   investment income
   (loss) to average
   net assets<F7>            0.19%<F6>        (0.16)%<F6>          0.49%<F6>    (0.16)%      (0.14)%      (0.05)%      (0.07)%<F6>
Ratio of expenses to
   average net assets<F1>    2.12%<F6>         2.25%<F6>           1.67%<F6>     <F9>         1.51%        1.35%        1.38%<F6>
Ratio of net investment
   loss to average
   net assets<F1>           (0.03)%<F6>       (0.51)%<F6>          0.41%<F6>     <F9>        (0.14)%      (0.07)%      (0.10)%<F6>
Portfolio turnover<F8>         39%               85%                 39%           85%          88%          94%          83%


<F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2>  Period from commencement of operations.

<F3>  Effective March 26, 1999, the Gradison Growth and Income Fund merged into the Victory Diversified Stock Fund.

<F4>  Less than $0.01 per share.

<F5>  Not annualized.

<F6>  Annualized.

<F7>  Effective March 1, 2002, the Adviser agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 1.90% until at least February 28, 2005 and 2.00% until at least February 28, 2013.

<F8>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9>  There were no fee reductions during the period.

<F10> Excludes deferred sales charge.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                               Stock Index Fund

                                                                                Class A Shares

                                                  Six
                                                Months         Year           Year          Year           Year           Year
                                                 Ended         Ended          Ended         Ended          Ended          Ended
                                               April 30,    October 31,    October 31,   October 31,    October 31,    October 31,
                                                 2003          2002           2001          2000           1999          1998<F3>
                                              (Unaudited)

Net Asset Value, Beginning of Period           $ 13.12        $  17.10      $  23.72      $  23.46       $  21.03       $  18.75

Investment Activities:
     Net investment income                        0.07<F2>        0.14          0.14          0.21           0.28           0.37
     Net realized and unrealized gain
       (loss) on investments                      0.48           (2.49)        (6.08)         1.05           4.47           3.37

         Total from Investment Activities         0.55           (2.35)        (5.94)         1.26           4.75           3.74

Distributions
     Net investment income                       (0.09)          (0.14)        (0.14)        (0.22)         (0.29)         (0.36)
     Net realized gains                             --           (1.49)        (0.54)        (0.78)         (2.03)         (1.10)

         Total Distributions                     (0.09)          (1.63)        (0.68)        (1.00)         (2.32)         (1.46)

Net Asset Value, End of Period                 $ 13.58        $  13.12      $  17.10      $  23.72       $  23.46       $  21.03

Total Return (excludes sales charge)              4.23%<F4>     (15.75)%      (25.57)%        5.38%         24.91%         20.99%

Ratios/Supplemental Data:
Net Assets at end of period (000)              $80,702        $338,588      $521,754      $854,203       $858,235       $627,147
Ratio of expenses to
   average net assets                             0.81%<F5>       0.66%         0.62%         0.59%          0.58%          0.57%
Ratio of net investment income
   to average net assets                          1.01%<F5>       0.90%         0.72%         0.87%          1.28%          1.83%
Ratio of expenses to
   average net assets<F1>                         1.00%<F5>       0.81%         0.84%         0.81%          0.81%          0.84%
Ratio of net investment income
   to average net assets<F1>                      0.82%<F5>       0.75%         0.50%         0.65%          1.05%          1.56%
Portfolio turnover<F6>                               1%              8%           10%           11%             3%             8%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Effective March 16, 1998, the Key Stock Index Fund merged into the
     Victory Stock Index Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                         Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                                Stock Index Fund

                                                                                 Class R Shares

                                                       Six                                                           July 2,
                                                     Months           Year           Year            Year              1999
                                                      Ended           Ended          Ended           Ended            through
                                                    April 30,      October 31,    October 31,     October 31,       October 31,
                                                      2003            2002           2001            2000             1999<F2>
                                                   (Unaudited)

Net Asset Value, Beginning of Period                 $ 13.12         $ 17.09        $ 23.72         $ 23.46           $23.96

Investment Activities:
     Net investment income                              0.05            0.11           0.10            0.15             0.06
     Net realized and unrealized
       gain (loss) on investments                       0.49           (2.49)         (6.09)           1.06            (0.50)

         Total from Investment Activities               0.54           (2.38)         (5.99)           1.21            (0.44)

Distributions
     Net investment income                             (0.09)          (0.10)         (0.10)          (0.17)           (0.06)
     Net realized gains                                   --           (1.49)         (0.54)          (0.78)              --

         Total Distributions                           (0.09)          (1.59)         (0.64)          (0.95)           (0.06)

Net Asset Value, End of Period                       $ 13.57         $ 13.12        $ 17.09         $ 23.72           $23.46

Total Return                                            4.13%<F3>     (15.88)%       (25.79)%          5.17%           (1.83)%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)                    $19,161         $18,868        $24,831         $28,537           $9,382
Ratio of expenses to
   average net assets                                   0.96%<F4>       0.86%          0.84%           0.82%            0.80%<F4>
Ratio of net investment income
   to average net assets                                0.76%<F4>       0.70%          0.50%           0.59%            0.85%<F4>
Ratio of expenses to
   average net assets<F1>                               1.82%<F4>       1.58%          1.31%           1.18%            1.02%<F4>
Ratio of net investment income
   to average net assets<F1>                           (0.10)%<F4>     (0.02)%         0.03%           0.23%            0.63%<F4>
Portfolio turnover <F5>                                    1%              8%            10%             11%               3%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                                 Growth Fund

                                                                               Class A Shares

                                                 Six
                                               Months         Year           Year          Year           Year          Year
                                                Ended         Ended          Ended         Ended          Ended         Ended
                                              April 30,    October 31,    October 31,   October 31,    October 31,   October 31,
                                                2003          2002           2001          2000           1999          1998
                                             (Unaudited)

Net Asset Value, Beginning of Period          $  14.15       $  17.00       $  24.83      $  24.71       $  21.62      $  18.01

Investment Activities:
     Net investment income (loss)                 0.02           0.01          (0.04)        (0.09)         (0.04)        (0.03)
     Net realized and unrealized
       gain (loss) on investments                 0.43          (2.77)         (6.45)         1.44           4.90          4.88

         Total from Investment Activities         0.45          (2.76)         (6.49)         1.35           4.86          4.85

Distributions
     Net investment income                       (0.02)         (0.01)            --            --             --            --
     Net realized gains                             --          (0.08)         (1.34)        (1.23)         (1.77)        (1.24)

         Total Distributions                     (0.02)         (0.09)         (1.34)        (1.23)         (1.77)        (1.24)

Net Asset Value, End of Period                $  14.58       $  14.15       $  17.00      $  24.83       $  24.71      $  21.62

Total Return (excludes sales charge)              3.20%<F2>    (16.36)%       (27.47)%        5.52%         24.25%        28.59%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $279,716       $288,983       $373,901      $400,813       $417,417      $269,476
Ratio of expenses to
   average net assets                             1.23%<F3>      1.21%          1.20%         1.22%          1.41%         1.35%
Ratio of net investment income
   (loss) to average net assets                   0.25%<F3>      0.06%         (0.21)%       (0.33)%        (0.21)%       (0.13)%
Ratio of expenses to
   average net assets<F1>                         <F5>           1.23%          1.22%         1.25%          1.49%         1.49%
Ratio of net investment income
   (loss) to average net assets<F1>               <F5>           0.04%         (0.23)%       (0.36)%        (0.29)%       (0.27)%
Portfolio turnover <F4>                             17%            34%            50%           34%            33%           29%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> There were no fee reductions during the period.



                      See notes to financial statements.


The Victory Portfolios                         Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                                     Growth Fund

                                                  Class C Shares                            Class R Shares

                                                     March 1,           Six                                       December 15,
                                                       2003           Months           Year            Year           1999
                                                      through          Ended           Ended           Ended         through
                                                     April 30,       April 30,      October 31,     October 31,    October 31,
                                                     2003<F2>          2003            2002            2001         2000<F2>
                                                    (Unaudited)     (Unaudited)

Net Asset Value, Beginning of Period                  $ 13.38          $13.99         $ 16.88         $ 24.77       $ 24.53

Investment Activities:
     Net investment income (loss)                       (0.02)             --           (0.04)          (0.09)        (0.09)
     Net realized and unrealized
       gain (loss) on investments                        1.22            0.44           (2.77)          (6.46)         0.33

         Total from Investment Activities                1.20            0.44           (2.81)          (6.55)         0.24

Distributions
     Net investment income                              (0.02)          (0.01)             --              --            --
     Net realized gains                                    --              --           (0.08)          (1.34)           --

         Total Distributions                            (0.02)          (0.01)          (0.08)          (1.34)           --

Net Asset Value, End of Period                        $ 14.56          $14.42         $ 13.99         $ 16.88       $ 24.77

Total Return                                             8.99%<F3><F6>   3.18%<F3>     (16.77)%        (27.80)%        0.98%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)                     $     1          $6,175         $ 7,066         $ 7,207       $ 8,595
Ratio of expenses to
   average net assets <F7>                               1.95%<F4>       1.50%<F4>       1.50%           1.48%         1.45%<F4>
Ratio of net investment income
   (loss) to average net assets <F7>                    (0.69)%<F4>      0.00%<F4>      (0.22)%         (0.49)%       (0.63)%<F4>
Ratio of expenses to
   average net assets<F1>                               58.59%<F4>       2.28%<F4>       2.47%           1.94%         1.76%<F4>
Ratio of net investment income
   (loss) to average net assets<F1>                    (57.33)%<F4>     (0.78)%<F4>     (1.19)%         (0.95)%       (0.94)%<F4>
Portfolio turnover<F6>                                     17%             17%             34%             50%           34%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Excludes deferred sales charge.

<F7> Effective March 1, 2003, the Adviser agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.00%, until at least February 28, 2013.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                               Established Value Fund

                                                                           Class A Shares                          Class C Shares

                                                       Six                                            May 5,          March 1,
                                                     Months            Year            Year            2000             2003
                                                      Ended            Ended           Ended          through          through
                                                    April 30,       October 31,     October 31,     October 31,       April 30,
                                                      2003             2002            2001          2000<F2>         2003<F2>
                                                   (Unaudited)                                                       (Unaudited)

Net Asset Value, Beginning of Period                 $ 21.28          $ 26.84          $ 33.65         $ 30.54        $20.64

Investment Activities:
     Net investment income                              0.06             0.16             0.17            0.07         (0.04)
     Net realized and unrealized
       gain (loss) on investments                       0.76             0.07            (4.25)           3.11          1.39

         Total from Investment Activities               0.82             0.23            (4.08)           3.18          1.35

Distributions
     Net investment income                             (0.08)           (0.17)           (0.18)          (0.06)        (0.04)
     In excess of net investment income                   --               --               --           (0.01)           --
         Net realized gains                               --            (5.62)           (2.55)             --            --

Total Distributions                                    (0.08)           (5.79)           (2.73)          (0.07)        (0.04)

Net Asset Value, End of Period                       $ 22.02          $ 21.28          $ 26.84         $ 33.65        $21.95

Total Return (excludes sales charge)                    3.86%<F3>       (0.32)%         (13.07)%         10.44%<F3>     6.77%<F3>

Ratios/Supplemental Data:
Net Assets at end of period (000)                    $18,303          $35,586          $30,931         $15,005        $   25
Ratio of expenses to
   average net assets <F6>                              1.11%<F4>        0.99%            0.99%           0.87%<F4>     1.95%<F4>
Ratio of net investment income
   to average net assets <F6>                           0.63%<F4>        0.66%            0.45%           0.43%<F4>    (1.05)%<F4>
Ratio of expenses to
   average net assets<F1>                               1.15%<F4>        1.06%            1.14%           1.46%<F4>     7.92%<F4>
Ratio of net investment income
   (loss) to average net assets<F1>                     0.59%<F4>        0.59%            0.30%          (0.16)%<F4>   (7.02)%<F4>
Portfolio turnover <F5>                                   31%              74%              58%             28%           31%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective March 1, 2003, the Adviser agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.20%, until at least February 28, 2013.



                      See notes to financial statements.


The Victory Portfolios                         Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                Established Value Fund

                                                                     Class R Shares

                                        Six                                                 April 1,
                                      Months         Year          Year         Year          1999          Year           Year
                                       Ended         Ended         Ended        Ended        through        Ended          Ended
                                     April 30,    October 31,   October 31,  October 31,   October 31,    March 31,      March 31,
                                       2003          2002          2001         2000        1999<F2>        1999           1998
                                    (Unaudited)

Net Asset Value, Beginning of Period  $  21.24      $  26.80      $  33.63     $  34.31    $  31.34       $  33.94       $  28.83

Investment Activities:
     Net investment income                0.03          0.07          0.09         0.06        0.02           0.29           0.46
     Net realized and unrealized
        gain (loss) on investments        0.77          0.07         (4.26)        3.43        2.98          (0.71)          7.70

         Total from Investment
             Activities                   0.80          0.14         (4.17)        3.49        3.00          (0.42)          8.16

Distributions
     Net investment income               (0.06)        (0.08)        (0.11)       (0.06)      (0.03)         (0.30)         (0.48)
     In excess of net investment
       income                               --            --            --        (0.01)         --             --             --
     Net realized gains                     --         (5.62)        (2.55)       (4.10)         --          (1.88)         (2.57)

         Total Distributions             (0.06)        (5.70)        (2.66)       (4.17)      (0.03)         (2.18)         (3.05)

Net Asset Value, End of Period        $  21.98      $  21.24      $  26.80     $  33.63    $  34.31       $  31.34       $  33.94

Total Return                              3.76%<F3>    (0.67)%      (13.35)%      11.26%       9.59%<F3>     (1.01)%        29.67%

Ratios/Supplemental Data:
Net Assets at end of period (000)     $244,048      $246,200      $301,103     $399,953    $469,288       $478,984       $567,255
Ratio of expenses to
   average net assets                     1.34%<F4>     1.33%         1.19%        1.10%       1.10%<F4>      1.09%          1.10%
Ratio of net investment income
   to average net assets                  0.26%<F4>     0.33%         0.32%        0.20%       0.03%<F4>      0.92%          1.44%
Ratio of expenses to
   average net assets<F1>                 1.42%<F4>     1.46%         1.35%        1.26%       1.27%<F4>      <F6>           <F6>
Ratio of net investment income
   (loss) to average net assets<F1>       0.18%<F4>     0.20%         0.16%        0.04%      (0.14)%<F4>     <F6>           <F6>
Portfolio turnover <F5>                     31%           74%           58%          28%         11%            37%            20%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective April 1, 1999, the Gradison Established Value Fund became the
     Victory Established  Value Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> There were no fee reductions during the period.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedules of Investments
Special Value Fund                                              April 30, 2003
(Amounts in Thousands, Except Shares)                              (Unaudited)

                                          Shares or
                                          Principal
Security Description                        Amount       Value

Commercial Paper (6.9%)

General Electric Capital Corp.,
   1.37%, 5/1/03                          $ 10,998    $ 10,998

Total Commercial Paper (Cost $10,998)                   10,998

Common Stocks (87.8%)

Apparel (1.2%):
Jones Apparel Group, Inc. (b)               67,050       1,912

Automotive Parts (2.7%):
BorgWarner, Inc.                            34,400       2,018
Lear Corp. (b)                              55,600       2,210

                                                         4,228

Banks (7.1%):
City National Corp.                         62,474       2,572
Compass Bancshares, Inc.                    55,500       1,871
Greater Bay Bancorp                         61,517         984
Mercantile Bankshares Corp.                 74,900       2,873
North Fork Bancorporation, Inc.             96,800       3,133

                                                        11,433

Chemicals (4.1%):
Crompton Corp.                             175,000       1,124
Lubrizol Corp.                              58,900       1,862
Minerals Technologies, Inc.                 42,900       1,897
RPM, Inc.                                  127,400       1,575

                                                         6,458

Commercial Services (0.5%):
Plexus Corp. (b)                            71,508         728

Computers -- Integrated Systems (1.3%):
Diebold, Inc.                               49,877       1,994

Consulting Services (1.4%):
BearingPoint, Inc. (b)                     264,200       2,159

Electronic & Electrical -- General (1.0%):
Vishay Intertechnology, Inc. (b)           126,362       1,580

Electronics (2.2%):
Mettler-Toledo International, Inc. (b)      68,575       2,434
Parker-Hannifin Corp.                       27,600       1,123

                                                         3,557

Entertainment (0.9%):
Brunswick Corp.                             66,500       1,452

Financial & Insurance (4.9%):
AMBAC Financial Group, Inc.                 40,838       2,383
Fidelity National Financial, Inc.           41,625       1,432
PMI Group, Inc.                            129,848       4,002

                                                         7,817

Food Processing & Packaging (2.0%):
McCormick & Co., Inc.                       69,800       1,730
Sensient Technologies Corp.                 66,700       1,474

                                                         3,204

Security Description                        Shares       Value

Forest Products --
   Lumber & Paper (2.2%):
Bowater, Inc.                               45,300    $  1,763
Rayonier, Inc.                              35,000       1,763

                                                         3,526

Health Care (3.7%):
Health Management Associates, Inc.,
   Class A                                 146,349       2,498
Omnicare, Inc.                              72,148       1,913
Steris Corp. (b)                            67,599       1,534

                                                         5,945

Home Furnishings (2.3%):
Furniture Brands International, Inc. (b)   154,040       3,658

Instruments -- Scientific (0.7%):
Cytyc Corp. (b)                             89,000       1,175

Insurance -- Multi-Line (5.0%):
Aon Corp.                                  117,503       2,604
Horace Mann Educators Corp.                166,840       2,464
Protective Life Corp.                       98,984       2,845

                                                         7,913

Manufacturing -- Miscellaneous (2.9%):
Harsco Corp.                                63,001       2,172
Pentair, Inc.                               64,756       2,495

                                                         4,667

Medical Equipment & Supplies (3.0%):
Dentsply International, Inc.                77,000       2,884
Henry Schein, Inc. (b)                      44,600       1,924

                                                         4,808

Metals -- Fabrication (3.0%):
Kennametal, Inc.                            66,505       2,094
Worthington Industries, Inc.               193,500       2,599

                                                         4,693

Newspapers (2.2%):
A.H. Belo Corp.                            154,300       3,473

Office Equipment & Supplies (0.9%):
Herman Miller, Inc.                         84,000       1,469

Oil & Gas Exploration,
   Production & Services (4.4%):
Apache Corp.                                33,873       1,940
BJ Services Co. (b)                         39,798       1,453
Cooper Cameron Corp. (b)                    13,895         665
Noble Energy, Inc.                          39,500       1,311
Transocean, Inc.                            82,118       1,564

                                                         6,933

Oil Marketing & Refining (0.7%):
Valero Energy Corp.                         28,766       1,057

Pipelines (1.7%):
Questar Corp.                               89,900       2,715

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                     Schedules of Investments--continued
Special Value Fund                                              April 30, 2003
(Amounts in Thousands, Except Shares)                              (Unaudited)

Security Description                        Shares       Value

Railroads (1.1%):
Norfolk Southern Corp.                      80,550    $  1,708

Real Estate Investment Trusts (3.0%):
Duke Realty Corp.                          119,500       3,274
Simon Property Group, Inc.                  42,050       1,544

                                                         4,818

Restaurants (3.7%):
Brinker International, Inc. (b)            100,730       3,198
Wendy's International, Inc.                 91,000       2,643

                                                         5,841

Retail -- Apparel/Shoe (0.6%):
Talbots, Inc.                               35,500       1,017

Retail -- Discount (0.9%):
Dollar Tree Stores, Inc. (b)                59,000       1,502

Semiconductors (0.9%):
Integrated Device Technology, Inc. (b)      69,550         718
International Rectifier Corp. (b)           32,500         736

                                                         1,454

Software & Computer Services (2.8%):
BMC Software, Inc. (b)                     126,675       1,889
Jack Henry & Associates, Inc.               65,200         850
Veridian Corp. (b)                          88,185       1,675

                                                         4,414

Staffing (1.6%):
Manpower, Inc.                              76,500       2,515

Telecommunications -- Equipment (2.6%):
ADC Telecommunications, Inc. (b)           331,000         790
Harris Corp.                               119,700       3,419

                                                         4,209

Textiles (1.2%):
Mohawk Industries, Inc. (b)                 33,000       1,831

Tools & Hardware Manufacturing (0.7%):
Snap-on, Inc.                               36,300       1,065

Trucking & Leasing (0.7%):
CNF Transportation, Inc.                    35,914    $  1,090

Utilities -- Electric (4.2%):
Cinergy Corp.                               97,900       3,342
SCANA Corp.                                105,858       3,360

                                                         6,702

Utilities -- Natural Gas (1.8%):
KeySpan Corp.                               85,250       2,887

Total Common Stocks (Cost $120,407)                    139,607

Depositary Receipts (3.1%)

Biotech Holders Trust                       27,625       2,809
Midcap Spyder Trust Series 1                27,000       2,166

Total Depositary Receipts (Cost $5,098)                  4,975

Mutual Funds (1.4%)

iShares S&P 400 Midcap BARRA
   Value Index Fund                         27,000       2,183

Total Mutual Funds (Cost $2,041)                         2,183

Total Investments (Cost $138,544) (a) -- 99.2%         157,763

Other assets in excess of liabilities -- 0.8%            1,194

NET ASSETS -- 100.0%                                  $158,957

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                            $22,987
    Unrealized depreciation                             (3,768)

    Net unrealized appreciation                        $19,219

(b) Non-income producing securities

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedules of Investments
Small Company Opportunity Fund                                  April 30, 2003
(Amounts in Thousands, Except Shares)                              (Unaudited)

                                           Shares or
                                           Principal
Security Description                        Amount       Value

Commercial Paper (3.9%)

General Electric Capital Corp.,
   1.37%, 5/1/03                          $  4,255    $  4,255

Total Commercial Paper (Cost $4,255)                     4,255

Common Stocks (97.1%)

Aerospace/Defense Equipment (1.9%):
Teledyne Technologies, Inc. (b)             81,900       1,153
Triumph Group, Inc. (b)                     36,450         958

                                                         2,111

Apparel (2.5%):
AnnTaylor Stores Corp. (b)                  38,500         911
Phillips-Van Heusen Corp.                  136,350       1,811

                                                         2,722

Apparel & Footwear (1.5%):
Timberland Co. (b)                          33,148       1,657

Automotive Parts (1.0%):
BorgWarner, Inc.                            18,600       1,091

Banks (8.9%):
Chemical Financial Corp.                    46,606       1,373
Chittenden Corp.                            49,500       1,339
Community First Bankshares, Inc.            39,700       1,069
Mercantile Bankshares Corp.                 40,800       1,564
National Penn Bancshares, Inc.              39,244       1,168
R&G Financial Corp.                         64,700       1,752
UMB Financial Corp.                         35,900       1,420

                                                         9,685

Biotechnology (2.6%):
Bio-Rad Laboratories, Inc., Class A (b)     27,501       1,286
BioReliance Corp. (b)                       13,868         276
Genencor International, Inc. (b)            50,400         557
Nabi Biopharmaceuticals (b)                121,472         760

                                                         2,879

Brokerage Services (0.8%):
Gabelli Asset Management, Inc.,
   Class A (b)                              28,900         903

Building Materials (3.6%):
ABM Industries, Inc.                        86,200       1,194
Ameron International Corp.                  16,000       1,075
Genlyte Group, Inc. (b)                     43,100       1,626

                                                         3,895

Chemicals (2.5%):
Quaker Chemical Corp.                       61,200       1,367
Spartech Corp.                              61,000       1,321

                                                         2,688

Computers & Peripherals (2.1%):
Avocent Corp. (b)                           38,100       1,129
Imation Corp. (b)                           33,200       1,138

                                                         2,267

Security Description                        Shares       Value

Construction (0.9%):
EMCOR Group, Inc. (b)                       19,500    $    996

Consulting Services (1.5%):
Maximus, Inc. (b)                           65,950       1,589

Consumer Products (1.2%):
American Greetings Corp., Class A (b)       92,650       1,349

Distribution/Wholesale (2.1%):
United Stationers, Inc. (b)                 44,200       1,199
Watsco, Inc.                                70,900       1,098

                                                         2,297

Electronics (3.8%):
Benchmark Electronics, Inc. (b)             33,800         877
C&D Technologies, Inc.                      67,400         896
Methode Electronics, Inc., Class A         112,800       1,185
OSI Systems, Inc. (b)                       36,900         558
Technitrol, Inc. (b)                        42,000         663

                                                         4,179

Entertainment (1.5%):
Argosy Gaming Co. (b)                       82,300       1,676

Food Distributors, Supermarkets
   & Wholesalers (0.9%):
Ruddick Corp.                               71,600         953

Food Processing & Packaging (1.1%):
J & J Snack Foods Corp. (b)                 38,400       1,203

Forest Products --
   Lumber & Paper (1.1%):
Chesapeake Corp.                            64,800       1,164

Health Care (2.3%):
Coventry Health Care, Inc. (b)              34,200       1,396
Sunrise Assisted Living, Inc. (b)           42,000       1,134

                                                         2,530

Home Building (0.8%):
Meritage Corp. (b)                          24,300         927

Insurance (7.0%):
Alfa Corp.                                 143,300       1,850
Commerce Group, Inc.                        15,676         581
Delphi Financial Group, Inc.                46,150       2,033
State Auto Financial Corp.                  94,358       1,774
Triad Guaranty, Inc. (b)                    36,499       1,454

                                                         7,692

Machine -- Diversified (2.7%):
Briggs & Stratton Corp.                     31,300       1,413
Gardner Denver, Inc. (b)                    78,100       1,549

                                                         2,962

Manufacturing -- Miscellaneous (1.1%):
Matthews International Corp.                52,053       1,226

Media (0.9%):
Liberty Corp.                               23,300       1,029

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                     Schedules of Investments--continued
Small Company Opportunity Fund                                  April 30, 2003
(Amounts in Thousands, Except Shares)                              (Unaudited)

Security Description                        Shares       Value

Medical Equipment & Supplies (1.8%):
IDEXX Laboratories, Inc. (b)                13,700    $    534
PolyMedica Corp.                            38,600       1,438

                                                         1,972

Metals -- Fabrication (3.5%):
CIRCOR International, Inc.                  94,800       1,550
Kaydon Corp.                                54,971       1,226
Mueller Industries, Inc. (b)                39,870       1,019

                                                         3,795

Networking Products (1.1%):
Anixter International, Inc. (b)             50,100       1,151

Office Equipment & Supplies (4.2%):
Global Imaging Systems, Inc. (b)            71,600       1,325
John H. Harland Co.                         70,900       1,698
New England Business Service, Inc.          63,550       1,617

                                                         4,640

Oil & Gas Exploration,
   Production & Services (1.1%):
Patina Oil & Gas Corp.                      35,800       1,236

Oil Marketing & Refining (1.0%):
Holly Corp.                                 36,535       1,041

Oilfield Services & Equipment (0.9%):
Lufkin Industries, Inc.                     44,350         984

Pharmaceuticals (1.5%):
Perrigo Co.                                105,800       1,625

Real Estate Investment Trusts (5.9%):
Bedford Property Investors, Inc.            52,100       1,389
Brandywine Realty Trust                     40,200         896
Mid-Atlantic Realty Trust                   56,900       1,054
Mills Corp.                                 29,000         927
Parkway Properties, Inc.                    35,650       1,377
PS Business Parks, Inc.                     25,801         803

                                                         6,446

Restaurants (1.1%):
Papa John's International, Inc. (b)         51,100       1,215

Retail -- Department Stores (0.8%):
Stage Stores, Inc. (b)                      40,000         837

Retail -- Specialty Stores (0.8%):
Dick's Sporting Goods, Inc. (b)             30,552         921

Rubber & Rubber Products (0.8%):
Bandag, Inc.                                26,100         910

Savings & Loans (5.3%):
FirstFed Financial Corp. (b)                47,050       1,529
Flagstar Bancorp, Inc.                      17,950         594
ITLA Capital Corp. (b)                      32,000       1,144
PFF Bancorp, Inc.                           41,200       1,388
Roslyn Bancorp, Inc.                        61,900       1,181

                                                         5,836

Semiconductors (2.1%):
DSP Group, Inc. (b)                         63,000    $  1,316
Lattice Semiconductor Corp. (b)            117,364       1,019

                                                         2,335

Software & Computer Services (1.5%):
NetIQ Corp. (b)                             98,100       1,352
Syntel, Inc. (b)                            22,362         335

                                                         1,687

Telecommunications (1.0%):
Commonwealth Telephone Enterprises,
   Inc. (b)                                 28,500       1,133

Telecommunications -- Equipment (0.9%):
Tollgrade Communications, Inc. (b)          64,300         933

Trucking & Leasing (1.2%):
Landstar System, Inc. (b)                   20,700       1,286

Utilities -- Electric (1.7%):
Black Hills Corp.                           39,181       1,115
Cleco Corp.                                 46,500         698

                                                         1,813

Utilities -- Natural Gas (2.6%):
AGL Resources, Inc.                         44,400       1,142
Energen Corp.                               52,450       1,721

                                                         2,863

Total Common Stocks (Cost $91,513)                     106,329

Total Investments (Cost $95,768) (a) -- 101.0%         110,584

Liabilities in excess of other assets -- (1.0)%        (1,130)

NET ASSETS -- 100.0%                                  $109,454

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                            $17,531
    Unrealized depreciation                             (2,715)

    Net unrealized appreciation                        $14,816

(b) Non-income producing securities.

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedules of Investments
International Fund                                              April 30, 2003
(Amounts in Thousands, Except Shares)                              (Unaudited)

Security Description                        Shares       Value

Common Stocks (96.2%)

Australia (2.2%):
Commercial Services (0.9%):
Mayne Group Ltd.                           217,400     $   403

Mining (1.3%):
BHP Billiton Ltd.                          111,324         629

Total Australia                                          1,032

Brazil (0.5%):
Mining (0.5%):
Compenhia Vale do Rio Doce, ADR              9,630         254

Total Brazil                                               254

Britain (19.4%):
Advertising (1.3%):
WPP Group PLC                               83,600         595

Aerospace/Defense (0.8%):
BAE Systems PLC                            184,350         374

Banks (4.0%):
Abbey National PLC                          88,310         627
HSBC Holdings PLC                           56,500         618
Lloyds TSB Group PLC                        91,810         604

                                                         1,849

Building Materials (1.1%):
Hanson PLC                                  92,730         519

Chemicals -- Diversified (0.3%):
Imperial Chemical Industries PLC            65,720         136

Commercial Services (0.9%):
Brambles Industries PLC                    142,978         425

Food Distributors, Supermarkets
   & Wholesalers (1.3%):
J Sainsbury PLC                            159,130         601

Manufacturing (1.8%):
Unilever PLC                                88,590         871

Manufacturing -- Diversified (1.1%):
Invensys PLC                               232,070          55
Smiths Group PLC                            43,380         464

                                                           519

Medical Products (1.0%):
Amersham PLC                                68,470         492

Oil-Integrated Companies (1.0%):
Shell Transport & Trading Co. PLC           77,020         461

Pharmaceuticals (1.2%):
Shire Pharmaceuticals Group PLC (b)         88,140         566

Publishing (1.1%):
United Business Media PLC                  126,060         504

Retail (1.0%):
Marks & Spencer Group PLC                  104,480         487

Safety Products (1.1%):
Kidde PLC                                  462,290         532

Telecommunications (0.4%):
Cable & Wireless PLC                       172,670     $   208

Total Britain                                            9,139

Canada (4.9%):
Aluminum (0.7%):
Alcan, Inc.                                 11,590         339

Electronic & Electrical -- General (0.5%):
Celestica, Inc. (b)                         22,350         257

Mining (1.1%):
Barrick Gold Corp.                          34,100         518

Oil-Integrated Companies (0.9%):
Husky Energy, Inc.                          39,110         447

Telecommunications (1.7%):
BCE, Inc.                                   38,500         761

Total Canada                                             2,322

Cayman Islands (2.4%):
Insurance (2.4%):
ACE Ltd.                                    15,320         507
XL Capital Ltd. -- A Shares                  7,350         605

Total Cayman Islands                                     1,112

Chile (0.7%):
Utilities -- Telecommunications (0.7%):
Compania de Telecomunicaciones
   de Chile SA, ADR                         28,640         329

Total Chile                                                329

Finland (3.3%):
Oil-Integrated Companies (1.0%):
Fortum Oyj                                  66,280         476

Paper and Forest Products (2.3%):
Stora Enso Oyj -- R Shares                  53,640         587
UPM-Kymmene Oyj                             34,640         506

                                                         1,093

Total Finland                                            1,569

France (9.6%):
Aluminum (0.8%):
Pechiney SA -- A Shares                     13,510         390

Automotive (1.1%):
Valeo SA                                    18,790         538

Banks (1.4%):
Banque Nationale de Paris                   14,150         664

Insurance (1.2%):
Axa                                         37,730         573

Machinery (0.1%):
Alstom (b)                                  29,810          61

Oil & Gas Exploration,
   Production & Services (1.3%):
Total Fina SA, Class B                       4,517         592

Pharmaceuticals (1.5%):
Aventis SA                                  14,190         721

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                     Schedules of Investments--continued
International Fund                                              April 30, 2003
(Amounts in Thousands, Except Shares)                              (Unaudited)

Security Description                      Shares       Value

Rubber -- Tires (1.3%):
Compagnie Generale des
   Etablissements Michelin                  16,060     $   594

Utilities -- Water (0.9%):
Suez SA                                     24,670         402

Total France                                             4,535

Germany (7.6%):
Automotive (1.1%):
Volkswagen AG                               15,320         537

Chemicals -- Diversified (2.4%):
BASF AG                                     14,730         651
Bayer AG                                    25,210         459

                                                         1,110

Human Resources (0.9%):
Adecco SA                                   11,500         441

Pharmaceuticals (0.5%):
Gehe AG                                      5,703         227

Transportation (1.2%):
Deutsche Post AG                            48,140         578

Utilities -- Electric (1.5%):
E.ON AG                                     14,660         695

Total Germany                                            3,588

Hong Kong (3.8%):
Diversified (1.2%):
Hutchison Whampoa Ltd.                      98,000         545

Electric Integrated (1.1%):
Hongkong Electric Holdings Ltd.            126,500         508

Real Estate (1.2%):
Cheung Kong Holdings Ltd.                  112,000         619

Telecommunications (0.3%):
China Mobile Ltd.                           60,600         122

Total Hong Kong                                          1,794

India (0.4%):
Software & Computer Services (0.4%):
Satyam Computer Services Ltd.               26,410         203

Total India                                                203

Israel (0.7%):
Internet Security (0.7%):
Check Point Software
   Technologies Ltd (b)                     20,280         319

Total Israel                                               319

Italy (2.8%):
Banks (1.2%):
Sanpaolo IMI SPA                            66,390         548

Oil-Integrated Companies (1.6%):
ENI SPA                                     52,660         750

Total Italy                                              1,298

Japan (10.7%):
Automotive (1.5%):
Denso Corp.                                 47,900         683

Brokerage Services (0.7%):
Nomura Securities Co. Ltd.                  34,000     $   337

Electronic & Electrical -- General (2.0%):
Hitachi Ltd.                               123,000         410
NEC Corp.                                   89,000         278
Sony Corp.                                   8,700         212

                                                           900

Insurance (1.3%):
Sompo Japan Insurance, Inc.                139,000         635

Pharmaceuticals (1.3%):
Ono Pharmaceutical Co. Ltd.                 21,000         627

Railroads (1.4%):
East Japan Railway Co.                         148         670

Transportation (1.2%):
Nippon Express Co. Ltd.                    154,000         575

Utilities -- Telecommunications (1.3%):
Nippon Telegraph & Telephone Corp.             168         589

Total Japan                                              5,016

Korea (1.7%):
Banks (0.4%):
Kookmin Bank, ADR                            7,144         197

Utilities -- Telecommunications (1.3%):
KT Corp., ADR                               28,850         584

Total Korea                                                781

Mexico (1.2%):

Utilities -- Telecommunications (1.2%):
Telefonos de Mexico SA, ADR                 18,200         550

Total Mexico                                               550

Netherlands (5.9%):
Chemicals -- Diversified (1.3%):
Akzo Nobel NV                               27,429         610

Diversified Operations (1.1%):
IHC Caland NV                               10,430         538

Electronic & Electrical -- General (1.7%):
Philips Electronics NV                      41,770         777

Financial Services (1.1%):
ING Groep N.V.                              31,730         515

Publishing (0.7%):
Wolters Kluwer NV                           27,110         353

Total Netherlands                                        2,793

New Zealand (1.3%):
Telecommunications (1.3%):
Telecom Corp. of New Zealand Ltd.          220,370         590

Total New Zealand                                          590

Singapore (0.6%):
Banks (0.6%):
DBS Group Holdings Ltd.                     53,640         263

Total Singapore                                            263


                      See notes to financial statements.

THE VICTORY PORTFOLIOS                     Schedules of Investments--continued
International Fund                                              April 30, 2003
(Amounts in Thousands, Except Shares)                              (Unaudited)

Security Description                        Shares       Value

South Korea (1.7%):
Electronic & Electrical -- General (1.7%):
Samsung Electronics, GDR                     2,550     $   319
Samsung Electronics, GDR                     3,810         476

Total South Korea                                          795

Spain (5.6%):
Oil-Integrated Companies (1.4%):
Repsol YPF SA, ADR                          45,950         669

Utilities -- Electric (2.9%):
Endesa SA, ADR                              41,630         593
Iberdrola SA                                46,590         750

                                                         1,343

Utilities -- Telecommunications (1.3%):
Telefonica SA, ADR (b)                      18,971         631

Total Spain                                              2,643

Sweden (3.2%):
Automotive (1.5%):
Volvo AB, B Shares                          34,335         686

Banks (1.7%):
Nordea AB                                  157,750         831

Total Sweden                                             1,517

Switzerland (6.0%):
Banks (1.2%):
UBS AG, Registered                          11,430         542

Chemical -- Specialty (0.5%):
Clariant AG                                 21,770         243

Food Processing & Packaging (1.2%):
Nestle SA, Registered                        2,660         542

Insurance (1.5%):
Swiss Re                                    11,140         728

Machinery (1.6%):
Atlas Copco AB, A Shares                    31,460         764

Total Switzerland                                        2,819

Total Common Stocks (Cost $53,725)                      45,261


                                         Principal
Security Description                       Amount        Value

Time Deposit (2.8%)

Deutsche Bank, 1.32%, 5/1/2003            $  1,340     $ 1,340

Total Time Deposit (Cost $1,340)                         1,340

Total Investments (Cost $55,065) (a) -- 99.0%           46,601

Other assets in excess of liabilities -- 1.0%              489

NET ASSETS -- 100.0%                                   $47,090

(a) Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $  1,880
    Unrealized depreciation                            (10,344)

    Net unrealized depreciation                       $ (8,464)

(b) Non-income producing securities.

ADR -- American Depositary Receipts

GDR -- Global Depositary Receipts

At April 30, 2003, the Fund's open forward foreign currency contracts were as follows:

                                                   Unrealized
                      Delivery  Contract  Market  Appreciation/
Currency                Date      Value    Value  Depreciation

Short Contracts:
Euro Dollar            5/2/03     $14      $14         --
New Zealand Dollar     5/2/03       8        8         --

Total Short Contracts             $22      $22         --

                      See notes to financial statements.


                                          Statements of Assets and Liabilities
The Victory Portfolios                                          April 30, 2003
(Amounts in Thousands, Except Per Share Amounts)                   (Unaudited)


                                                                                                       Small
                                                                                     Special          Company
                                                                                      Value         Opportunity      International
                                                                                      Fund             Fund               Fund

ASSETS:
Investments, at value (Cost $138,544; $95,768; $55,065)                             $157,763          $110,584         $ 46,601
Collateral received for securities on loan                                            37,711            20,110               --
Cash                                                                                      50                50               54
Foreign currency, at value (Cost $0; $0; $14)                                             --                --               14
Interest and dividends receivable                                                        175                69              303
Receivable from brokers for investments sold                                           2,752               612                8
Receivable from affiliates                                                                 4                14               --
Reclaims receivable                                                                       --                --              243
Prepaid expenses and other assets                                                         14                67               12

         Total Assets                                                                198,469           131,506           47,235

LIABILITIES:
Payable to brokers for investments purchased                                           1,611             1,751               --
Payable for return of collateral received                                             37,711            20,110               --
Accrued expenses and other payables
     Investment advisory fees                                                             95                49               66
     Administration fees                                                                   2                 1               --
     Custodian fees                                                                       12                 2               41
     Accounting fees                                                                       6                 7                7
     Transfer agent fees                                                                  10                33               26
     Shareholder service fees -- Class A                                                  35                 3               --
     Shareholder service fees and 12b-1 fees -- Class R                                    1                92                5
     Other                                                                                29                 4               --

          Total Liabilities                                                           39,512            22,052              145

NET ASSETS:
Capital                                                                              155,326            92,234           95,908
Accumulated net investment income                                                          5              (190)             106
Net unrealized appreciation (depreciation)
   from investments                                                                   19,219            14,816           (8,464)
Net unrealized appreciation from translation
   of assets and liabilities in foreign currencies                                        --                --               39
Accumulated net realized gains (losses) from
   investments and foreign currency transactions                                     (15,593)            2,594          (40,499)

         Net Assets                                                                 $158,957          $109,454         $ 47,090

Net Assets
     Class A                                                                        $157,232          $ 36,425         $ 34,556
     Class C                                                                              15                 1               --
     Class R                                                                           1,710            73,028           12,534

         Total                                                                      $158,957          $109,454         $ 47,090

Outstanding units of beneficial interest (shares)
     Class A                                                                          13,244             1,635            4,890
     Class C                                                                               1                --<F1>           --
     Class R                                                                             145             3,316            1,799

         Total                                                                        13,390             4,951            6,689

Net Asset Value
     Redemption price per share -- Class A                                          $  11.87          $  22.28         $   7.07
     Offering and redemption price per share -- Class C <F2>                        $  11.86          $  21.99               --
     Offering and redemption price per share -- Class R                             $  11.80          $  22.02         $   6.97

Maximum sales charge -- Class A                                                         5.75%             5.75%            5.75

Maximum offering price per share
   (100%/(100%-maximum sales charge) of net
   asset value adjusted to nearest cent) -- Class A                                 $  12.59          $  23.64         $   7.50


<F1> Rounds to less than 1,000.

<F2> Redemption price per share varies by length of time shares are held.



                      See notes to financial statements.


                                                      Statements of Operations
The Victory Portfolios                 For the Six Months Ended April 30, 2003
(Amounts in Thousands)                                             (Unaudited)


                                                                                                        Small
                                                                                     Special           Company
                                                                                      Value          Opportunity     International
                                                                                      Fund              Fund             Fund

Investment Income:
Interest income                                                                      $    46           $   23           $    12
Dividend income                                                                        1,325              569               781
Foreign tax withholding                                                                   --               --               (87)
Income from securities lending                                                            20               26                --

     Total Income                                                                      1,391              618               706

Expenses:
Investment advisory fees                                                                 642              337               289
Administration fees                                                                      103               63                32
Shareholder service fees -- Class A                                                      212               45                51
Shareholder service fees and 12b-1 fees -- Class R                                         4              173                30
Accounting fees                                                                           37               29                32
Custodian fees                                                                            26               20                76
Legal and audit fees                                                                       8                5                10
Trustees' fees and expenses                                                                4                3                 2
Transfer agent fees                                                                       30               94                54
Registration and filing fees                                                              14               14                15
Printing fees                                                                              1                3                 3
Other                                                                                      4                2                 2

     Total Expenses                                                                    1,085              788               596

Expenses voluntarily reduced by adviser and administrator                                 --              (50)              (15)

     Expenses before reimbursement from administrator                                  1,085              738               581
     Expenses reimbursed by administrator                                                (14)             (45)               (6)

     Net Expenses                                                                      1,071              693               575

Net Investment Income (Loss)                                                             320              (75)              131

Realized/Unrealized Gains (Losses)
   from Investments and Foreign Currencies:
Net realized gains (losses) from investment transactions                              (9,799)           3,617            (2,993)
Net realized losses from foreign currency transactions                                    --               --               (26)
Net change in unrealized appreciation/depreciation from investments                   16,560            3,003             4,361
Net change in unrealized appreciation/depreciation from translation
   of assets and liabilities in foreign currencies                                        --               --            (2,854)

Net realized/unrealized gains (losses) from investments,
   futures and foreign currencies                                                      6,761            6,620            (1,512)

Change in net assets resulting from operations                                       $ 7,081           $6,545           $(1,381)


                      See notes to financial statements.


The Victory Portfolios                     Statements of Changes in Net Assets
Amounts in Thousands)


                                                       Special                     Small Company               International
                                                     Value Fund                  Opportunity Fund                  Fund

                                                  Six                            Six                           Six
                                                Months           Year          Months            Year        Months       Year
                                                 Ended           Ended          Ended            Ended        Ended       Ended
                                               April 30,      October 31,     April 30,       October 31,   April 30,  October 31,
                                                 2003            2002           2003             2002         2003        2002
                                              (Unaudited)                    (Unaudited)                   (Unaudited)

From Investment Activities:
Operations:
     Net investment income (loss)             $     320        $     340      $    (75)       $     (20)    $    131    $    (288)
     Net realized gains (losses) from
       investment transactions                   (9,799)          (3,436)        3,617            1,229       (2,993)     (10,981)
     Net realized losses from foreign
       currency transactions                         --               --            --               --          (26)        (952)
     Net change in unrealized appreciation/
       depreciation from investments             16,560           (4,012)        3,003           (2,121)       4,361         (408)
     Net change in unrealized appreciation/
       depreciation from translation
       of assets and liabilities in
       foreign currencies                            --               --            --               --       (2,854)          22

Change in net assets resulting
       from operations                            7,081           (7,108)        6,545             (912)      (1,381)     (12,607)

Distributions to Shareholders:
     From net investment income:
         Class A                                   (385)            (346)          (48)             (11)          --           --
         Class C                                     --<F1><F2>       --            --<F1><F2>       --           --           --
         Class R                                     (2)              --<F1>       (67)              --           --           --
     From net realized gains from investment
       transactions and foreign currencies           --          (21,685)           --          (10,489)          --           --
     Tax return of capital                           --              (70)           --               --           --           --

Change in net assets from
   distributions to shareholders                   (387)         (22,101)         (115)         (10,500)          --           --

Capital Transactions:
     Proceeds from shares issued                 74,904          219,313        12,461          141,789       22,061      165,978
     Dividends reinvested                           315           18,523            91            8,491           --           --
     Cost of shares redeemed                   (129,149)        (204,842)      (23,778)        (142,745)     (33,439)    (191,023)

Change in net assets from capital
     transactions                               (53,930)          32,994       (11,226)           7,535      (11,378)     (25,045)

Change in net assets                            (47,236)           3,785        (4,796)          (3,877)     (12,759)     (37,652)

Net Assets:
     Beginning of period                        206,193          202,408       114,250          118,127       59,849       97,501

     End of period                            $ 158,957        $ 206,193      $109,454        $ 114,250     $ 47,090    $  59,849

Share Transactions:
     Issued                                       6,481           17,264           592            6,220        3,161       19,119
     Reinvested                                      28            1,514             5              395           --           --
     Redeemed                                   (11,142)         (16,345)       (1,124)          (6,310)      (4,848)     (22,010)

Change in Shares                                 (4,633)           2,433          (527)            305       (1,687)      (2,891)


<F1> Rounds to less than $1,000.

<F2> Class C Shares commenced operations on March 1, 2003.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                              Special Value Fund

                                                                                Class A Shares

                                                 Six
                                               Months         Year           Year          Year           Year           Year
                                                Ended         Ended          Ended         Ended          Ended          Ended
                                              April 30,    October 31,    October 31,   October 31,    October 31,    October 31,
                                                2003          2002           2001          2000           1999           1998
                                             (Unaudited)

Net Asset Value, Beginning of Period           $  11.44      $  12.98       $  16.02      $  13.09       $  13.64       $  16.68

Investment Activities:
     Net investment income                         0.02          0.02           0.03          0.06           0.07           0.09
     Net realized and unrealized gains
       (losses) on investments                     0.44         (0.13)         (0.60)         3.68           0.04          (1.79)

         Total from Investment Activities          0.46         (0.11)         (0.57)         3.74           0.11          (1.70)

Distributions
     Net investment income                        (0.03)        (0.02)         (0.04)        (0.06)         (0.08)         (0.09)
     Net realized gains                              --         (1.41)         (2.43)        (0.75)         (0.58)         (1.25)
     Tax return of capital                           --            --<F2>         --            --             --             --

         Total Distributions                      (0.03)        (1.43)         (2.47)        (0.81)         (0.66)         (1.34)

Net Asset Value, End of Period                 $  11.87      $  11.44       $  12.98      $  16.02       $  13.09       $  13.64

Total Return (excludes sales charges)              4.01%<F3>    (1.57)%        (3.79)%       29.94%          0.80%        (11.22)%

Ratios/Supplemental Data:
Net Assets at end of period (000)              $157,232      $204,547       $201,734      $214,293       $232,272       $346,962
Ratio of expenses to
   average net assets                              1.25%<F4>     1.26%          1.30%         1.32%          1.43%          1.40%
Ratio of net investment income
   (loss) to average net assets                    0.38%<F4>     0.15%          0.22%         0.43%          0.51%          0.56%
Ratio of expenses to
   average net assets<F1>                          <F6>          <F6>           <F6>          1.38%          1.53%          1.51%
Ratio of net investment income
   (loss) to average net assets<F1>                <F6>          <F6>           <F6>          0.37%          0.41%          0.45%
Portfolio turnover<F5>                               26%           82%            89%           65%            43%            44%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Less than $0.01 per share.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> There were no voluntary fee reductions during the period.



                      See notes to financial statements.


The Victory Portfolios                         Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                                 Special Value Fund

                                                  Class C Shares                            Class R Shares

                                                     March 1,           Six                                         December 21,
                                                       2003           Months           Year            Year             1999
                                                      through          Ended           Ended           Ended           through
                                                     April 30,       April 30,      October 31,     October 31,      October 31,
                                                     2003<F3>          2003            2002            2001           2000<F3>
                                                    (Unaudited)     (Unaudited)

Net Asset Value, Beginning of Period                  $11.21          $11.37           $12.93        $15.97          $ 12.48

Investment Activities:
     Net investment income (loss)                         --<F5>          --<F5>        (0.01)        (0.02)<F2>        0.02
     Net realized and unrealized gains
       (losses) on investments                          0.67            0.44            (0.14)        (0.58)            3.51

         Total from Investment Activities               0.67            0.44            (0.15)        (0.60)            3.53

Distributions
     Net investment income                             (0.02)          (0.01)              --<F5>     (0.01)           (0.04)
     Net realized gains                                   --              --            (1.41)        (2.43)              --
     Tax return of capital                                --              --               --<F5>        --               --

         Total Distributions                           (0.02)          (0.01)           (1.41)        (2.44)           (0.04)

Net Asset Value, End of Period                        $11.86          $11.80           $11.37        $12.93          $ 15.97

Total Return                                            5.97%<F6><F9>   3.88%<F6>       (1.90)%       (3.99)%          28.34%<F6>

Ratios/Supplemental Data:
Net Assets at end of period (000)                     $   15          $1,710           $1,646        $  674          $   133
Ratio of expenses to
   average net assets<F4>                               2.00%<F7>       1.60%<F7>        1.60%         1.60%            1.59%<F7>
Ratio of net investment income
   (loss) to average net assets<F4>                    (0.77)%<F7>     (0.02)%<F7>      (0.19)%       (0.16)%           0.08%<F7>
Ratio of expenses to
   average net assets<F1>                               8.44%<F7>       3.17%<F7>        3.67%         5.34%           23.11%<F7>
Ratio of net investment income
   (loss) to average net assets<F1>                    (7.21)%<F7>     (1.59)%<F7>      (2.26)%       (3.90)%         (21.44)%<F7>
Portfolio turnover<F8>                                    26%             26%              82%           89%              65%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Effective March 1, 2002, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class R Shares of the Fund do not exceed 2.00% until at least February 28, 2012. Also, effective March 1, 2003, the Adviser agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund do not exceed 2.20% until at least February 28, 2013.

<F5> Less than $0.01 per share.

<F6> Not annualized.

<F7> Annualized.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9> Excludes deferred sales charge.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                      Small Company Opportunity Fund

                                                                    Class A Shares                               Class C Shares

                                         Six                                            April 1,     March 26,    March 1,
                                       Months         Year       Year        Year         1999         1999        2003
                                        Ended         Ended      Ended       Ended         to           to        through
                                      April 30,    October 31,October 31, October 31,  October 31,   March 31,   April 30,
                                        2003          2002       2001        2000         1999     1999<F2><F3>  2003<F2>
                                     (Unaudited)                                                                (Unaudited)

Net Asset Value,
  Beginning of Period                   $ 20.99       $ 22.92    $ 26.34   $ 21.08    $ 20.71      $ 20.23     $ 20.31

Investment Activities:
     Net investment income (loss)          0.01          0.09       0.07     (0.03)     (0.01)          --       (0.05)
     Net realized and unrealized gains
       (losses) on investments             1.31          0.04      (2.09)     5.29       0.38         0.48        1.76

         Total from
           Investment Activities           1.32          0.13      (2.02)     5.26       0.37         0.48        1.71

Distributions
     Net investment income                (0.03)        (0.01)     (0.03)       --         --           --       (0.03)
     Net realized gains                      --         (2.05)     (1.37)       --         --           --          --

         Total Distributions              (0.03)        (2.06)     (1.40)       --         --           --       (0.03)

Net Asset Value, End of Period          $ 22.28       $ 20.99    $ 22.92   $ 26.34    $ 21.08      $ 20.71     $ 21.99

Total Return (excludes sales charges)      6.30%<F4>     0.29%     (8.01)%   24.95%      1.79%<F4>    2.37%<F4>   9.75%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)       $36,425       $43,769    $36,312   $28,545    $51,599      $64,587     $     1
Ratio of expenses to
   average net assets                      1.13%<F5>     1.09%      0.96%     1.15%      0.98%<F5>    0.98%<F5>   2.00%<F5><F7>
Ratio of net investment income
   (loss) to average net assets            0.06%<F5>     0.34%      0.30%    (0.14)%     0.09%<F5>    1.50%<F5>  (1.58)%<F5><F7>
Ratio of expenses to
   average net assets<F1>                  1.23%<F5>     1.17%      1.18%     1.25%      1.17%<F5>    1.19%<F5>  59.29%<F5>
Ratio of net investment income
   (loss) to average net assets<F1>       (0.04)%<F5>    0.26%      0.08%    (0.24)%    (0.28)%<F5>   1.29%<F5> (58.87)%<F5>
Portfolio turnover<F6>                       29%           60%        58%       28%        16%          30%         29%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> Effective March 1, 2003, the Adviser agreed to waive its management fees and to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.20% until at least February 28, 2013.



                      See notes to financial statements.


The Victory Portfolios                         Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                   Small Company Opportunity Fund

                                                                            Class R Shares

                                            Six                                              April 1,
                                          Months        Year         Year         Year         1999         Year          Year
                                           Ended        Ended        Ended        Ended         to          Ended         Ended
                                         April 30,   October 31,  October 31,  October 31,  October 31,   March 31,     March 31,
                                           2003         2002         2001         2000         1999       1999<F2>        1998
                                        (Unaudited)

Net Asset Value,
   Beginning of Period                    $ 20.77       $ 22.80    $ 26.26       $ 21.04    $  20.71      $  27.89      $  22.77

Investment Activities:
     Net investment income (loss)           (0.03)        (0.05)     (0.01)        (0.08)      (0.06)         0.10          0.23
     Net realized and unrealized gains
       (losses) on investments               1.30          0.07      (2.08)         5.30        0.39         (6.06)         8.72

         Total from
           Investment Activities             1.27          0.02      (2.09)         5.22        0.33         (5.96)         8.95

Distributions
     Net investment income                  (0.02)           --         --<F3>        --          --         (0.14)        (0.27)
     Net realized gains                        --         (2.05)     (1.37)           --          --         (1.08)        (3.56)

         Total Distributions                (0.02)        (2.05)     (1.37)           --          --         (1.22)        (3.83)

Net Asset Value, End of Period            $ 22.02       $ 20.77    $ 22.80       $ 26.26    $  21.04      $  20.71      $  27.89

Total Return                                 6.12%<F4>    (0.21)%    (8.32)%       24.81%       1.59%<F4>   (22.08)%       42.02%

Ratios/Supplemental Data:
Net Assets at end of period (000)         $73,028       $70,481    $81,815       $95,399    $105,415      $125,761      $175,684
Ratio of expenses to
   average net assets                        1.42%<F5>     1.61%      1.31%         1.30%       1.29%<F5>     1.30%         1.31%
Ratio of net investment income
   (loss) to average net assets             (0.25)%<F5>   (0.20)%    (0.05)%       (0.29)%      0.39%<F5>     0.41%         0.86%
Ratio of expenses to
   average net assets<F1>                    1.65%<F5>     1.70%      1.52%         1.40%       1.47%<F5>     <F7>          <F7>
Ratio of net investment income
   (loss) to average net assets<F1>         (0.48)%<F5>   (0.29)%    (0.26)%       (0.39)%     (0.58)%<F5>    <F7>          <F7>
Portfolio turnover<F6>                         29%           60%        58%           28%         16%           30%           42%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund. Financial highlights prior to March 26, 1999 represent the Gradison Opportunity Value Fund.

<F3> Less than $0.01 per share.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> There were no fee reductions during the period.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                            International Fund

                                                                              Class A Shares

                                               Six
                                             Months         Year           Year          Year           Year          Year
                                              Ended         Ended          Ended         Ended          Ended         Ended
                                            April 30,    October 31,    October 31,   October 31,    October 31,   October 31,
                                              2003          2002           2001          2000           1999          1998
                                           (Unaudited)

Net Asset Value, Beginning of Period         $  7.16        $  8.67        $ 13.88      $  16.51       $  13.19     $  13.31

Investment Activities:
     Net investment income (loss)               0.02          (0.03)         (0.02)        (0.03)         (0.05)        0.07<F2>
     Net realized and unrealized gains
       (losses) on investments and
       foreign currency transactions           (0.11)         (1.48)         (3.51)        (0.76)          3.85         0.65

         Total from Investment Activities      (0.09)         (1.51)         (3.53)        (0.79)          3.80         0.72

Distributions
     Net investment income                        --             --             --            --             --        (0.06)
     Net realized gains                           --             --          (1.68)        (1.84)         (0.48)       (0.78)

         Total Distributions                      --             --          (1.68)        (1.84)         (0.48)       (0.84)

Net Asset Value, End of Period               $  7.07        $  7.16        $  8.67      $  13.88       $  16.51     $  13.19

Total Return (excludes sales charges)          (1.26)%<F3>   (17.42)%       (28.70)%       (6.20)%        29.43%        5.79%

Ratios/Supplemental Data:
Net Assets at end of period (000)            $34,556        $47,331        $74,977      $139,389       $149,193     $134,491
Ratio of expenses to
   average net assets                           2.06%<F4>      2.01%          1.82%         1.77%          1.75%        1.71%
Ratio of net investment income
   (loss) to average net assets                 0.57%<F4>     (0.32)%        (0.22)%       (0.17)%        (0.32)%       0.55%
Ratio of expenses to
   average net assets<F1>                       2.12%<F4>      2.19%          1.92%         1.82%          1.88%        1.82%
Ratio of net investment income
   (loss) to average net assets<F1>             0.51%<F4>     (0.50)%        (0.32)%       (0.22)%        (0.45)%       0.44%
Portfolio turnover<F5>                             5%           283%           124%           91%           106%          86%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                         Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                                 International Fund

                                                                                   Class R Shares

                                                       Six                                                         March 26,
                                                     Months           Year            Year           Year            1999
                                                      Ended           Ended           Ended          Ended          through
                                                    April 30,      October 31,     October 31,    October 31,     October 31,
                                                      2003            2002            2001           2000        1999<F2><F3>
                                                   (Unaudited)

Net Asset Value, Beginning of Period                 $  7.08          $  8.60         $ 13.80        $ 16.48        $ 13.73

Investment Activities:
     Net investment income (loss)                       0.01            (0.05)          (0.04)         (0.05)         (0.03)
     Net realized and unrealized gains
       (losses) on investments and
       foreign currency transactions                   (0.12)           (1.47)          (3.48)         (0.79)          2.78

         Total from Investment Activities              (0.11)           (1.52)          (3.52)         (0.84)          2.75

Distributions
     Net investment income                                --               --              --             --             --
     Net realized gains                                   --               --           (1.68)         (1.84)            --

         Total Distributions                              --               --           (1.68)         (1.84)            --

Net Asset Value, End of Period                       $  6.97          $  7.08         $  8.60        $ 13.80        $ 16.48

Total Return                                           (1.55)%<F4>     (17.67)%        (28.80)%        (6.55)%        20.03%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)                    $12,534          $12,518         $22,524        $35,620        $37,322
Ratio of expenses to
   average net assets                                   2.63%<F5>        2.18%           2.00%          2.00%          2.00%<F5>
Ratio of net investment income
   (loss) to average net assets                         0.27%<F5>       (0.51)%         (0.40)%        (0.39)%        (1.79)%<F5>
Ratio of expenses to
   average net assets<F1>                               2.78%<F5>        3.06%           2.37%          2.06%          2.24%<F5>
Ratio of net investment income
   (loss) to average net assets<F1>                     0.12%<F5>       (1.39)%         (0.77)%        (0.45)%        (2.03)%<F5>
Portfolio turnover<F6>                                     5%             283%            124%            91%           106%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison International Fund merged into the
     Victory International Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments
Balanced Fund                                         April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

                                           Principal
Security Description                        Amount       Value

Asset Backed Securities (2.5%)

CIT Equipment Collateral,
   Series 2001-A, Class A4,
   4.84%, 9/20/12                         $    270    $    282
Citibank Credit Card Issuance Trust,
   Series 2002-A1, Class A1,
   4.95%, 2/9/09                               200         215
CPL Transition Funding LLC,
   Series 2002-1, Class A1,
   3.54%, 1/15/07                              331         338
DVI Receivables Corp.,
   Series 2001-2, Class A4,
   4.61%, 11/11/09                             295         310
DVI Receivables Corp.,
   Series 2002-1, Class A3B,
   4.57%, 6/11/10                              270         280
Harley-Davidson Motorcycle Trust,
   Series 2002-1, Class A2,
   4.50%, 1/15/10                              220         231
Harley-Davidson Motorcycle Trust,
   Series 2002-2, Class A2,
   3.09%, 6/15/10                              140         144
Honda Auto Receivables Owner Trust,
   Series 2001-2, Class A4,
   5.09%, 10/18/06                             260         269
Navistar Financial Corp. Owner Trust,
   Series 2001-B, Class A4,
   4.37%, 11/17/08                             380         396
Norwest Asset Securities Corp.,
   Series 1998-8, Class A1,
   6.50%, 4/25/13                              482         488
Residential Asset Securities Corp.,
   Series 1999-KS3, Class AI3,
   7.18%, 1/25/25                               27          27
Structured Asset Securities Corp.,
   Series 2001-8A, Class 1A1,
   8.00%, 5/25/31                              250         259

Total Asset Backed Securities (Cost $3,165)              3,239

Collateralized Mortgage Obligations (2.6%)

Bank of America-First Union National
   Bank Commercial Mortgage,
   Series 2001-3, Class A2,
   5.46%, 4/11/37                              180         194
Federal Home Loan Mortgage Corp.,
   Structured Pass Through Securities,
   Series T-42, Class A5,
   7.50%, 2/25/42                              642         705
Federal National Mortgage Association,
   Grantor Trust,
   Series 2002-T16, Class A3,
   7.50%, 7/25/42                              962       1,056
First Union National Bank
   Commercial Mortgage,
   Series 2001-C2, Class A1,
   6.20%, 1/12/43                              339         372

                                           Shares or
                                           Principal
Security Description                        Amount       Value

Government National Mortgage Association,
   Series 2001-12, Class B,
   6.08%, 6/16/21                         $    235    $    260
Morgan Stanley Capital,
   Series 1998-HF1, Class A2,
   6.52%, 3/15/30                              370         418
Wachovia Asset Securitization, Inc.,
   Series 2002-1, Class 1A1,
   6.25%, 10/25/33                             380         390

Total Collateralized Mortgage Obligations (Cost $3,226)  3,395

Commercial Paper (1.4%)

General Electric Capital Corp.,
   1.37%, 5/1/03                             1,805       1,805

Total Commercial Paper (Cost $1,805)                     1,805

Common Stocks (63.8%)

Aerospace/Defense (0.6%):
Boeing Co.                                  28,900         788

Aluminum (1.1%):
Alcoa, Inc.                                 61,200       1,403

Apparel (0.6%):
Jones Apparel Group, Inc. (b)               30,000         856

Automotive Parts (0.4%):
Lear Corp. (b)                              13,000         517

Banks (5.4%):
Bank of America Corp.                       39,000       2,889
FleetBoston Financial Corp.                 42,000       1,114
PNC Financial Services Group, Inc.          29,100       1,277
SouthTrust Corp.                            50,000       1,343
Wells Fargo & Co.                           12,000         579

                                                         7,202

Beverages (1.2%):
PepsiCo, Inc.                               35,300       1,528

Building Materials (0.3%):
Masco Corp.                                 20,000         421

Chemicals -- General (1.4%):
Air Products & Chemicals, Inc. (b)          13,400         577
E.I. du Pont de Nemours & Co.               15,300         651
Praxair, Inc.                               10,900         633

                                                         1,861

Computers & Peripherals (3.0%):
Cisco Systems, Inc. (b)                    129,000       1,940
Hewlett-Packard Co.                         82,800       1,350
International Business Machines Corp.        8,000         679

                                                         3,969

Consumer Products (0.5%):
Procter & Gamble Co.                         7,500         674

Cosmetics & Toiletries (0.7%):
Kimberly-Clark Corp.                        17,300         861

Electrical Equipment (1.2%):
Emerson Electric Co.                        30,700       1,556


                   See notes to financial statements.

THE VICTORY PORTFOLIOS           Schedules of Investments--continued
Balanced Fund                                         April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

Security Description                        Shares       Value

Electronic & Electrical --
   General (3.0%):
Cinergy Corp.                               11,600    $    396
General Electric Co.                       119,300       3,513

                                                         3,909

Entertainment (0.6%):
Brunswick Corp.                             38,000         830

Financial Services (5.2%):
American Express Co.                        55,700       2,109
Citigroup, Inc.                             60,333       2,368
Fannie Mae                                  33,800       2,447

                                                         6,924

Food Processing & Packaging (0.6%):
Sara Lee Corp.                              45,500         763

Forest Products --
   Lumber & Paper (1.1%):
International Paper Co.                     11,000         393
MeadWestvaco Corp.                          45,000       1,062

                                                         1,455

Health Care (1.7%):
HCA, Inc.                                   40,500       1,300
Health Management Associates, Inc.          55,600         949

                                                         2,249

Heavy Machinery (0.3%):
Ingersoll-Rand Co.                           8,000         353

Insurance -- Multi-Line (2.2%):
American International Group, Inc.          30,430       1,763
Aon Corp.                                   10,000         222
Lincoln National Corp.                      28,000         895

                                                         2,880

Insurance -- Property,
   Casualty, Health (1.3%);
Chubb Corp.                                  7,000         370
St. Paul Cos., Inc.                         40,000       1,374

                                                         1,744

Manufacturing -- Miscellaneous (0.5%):
Honeywell International, Inc.               30,400         717

Media (3.2%):
AOL Time Warner, Inc. (b)                  131,200       1,795
Viacom, Inc. (b)                            55,000       2,387

                                                         4,182

Medical Supplies (0.5%):
Becton, Dickinson & Co.                     20,000         708

Newspapers (0.9%):
Gannett Co., Inc.                           15,500       1,174

Oil & Gas Exploration,
   Production & Services (2.7%):
Amerada Hess Corp.                          11,400         515
Anadarko Petroleum Corp.                    20,000         888
ENSCO International, Inc.                   25,000    $    635
Transocean Sedco Forex, Inc.                51,500         981
Valero Energy Corp.                         13,000         478

                                                         3,497

Oil-Integrated Companies (3.4%):
BP PLC                                      45,000       1,734
ChevronTexaco Corp.                          8,921         560
ConocoPhillips                              31,169       1,568
Unocal Corp.                                22,600         626

                                                         4,488

Oilfield Services & Equipment (1.2%):
Baker Hughes, Inc.                          23,500         658
Schlumberger Ltd.                           23,000         964

                                                         1,622

Pharmaceuticals (5.1%):
Abbott Laboratories                         13,100         532
Eli Lilly & Co.                             10,000         638
Johnson & Johnson, Inc.                     15,400         868
Pfizer, Inc.                                96,420       2,965
Wyeth                                       39,600       1,724

                                                         6,727

Railroads (1.2%):
Union Pacific Corp.                         26,400       1,571

Restaurants (0.5%):
McDonald's Corp.                            40,000         684

Retail (0.7%):
Target Corp.                                27,400         916

Retail -- Department Stores (0.4%):
May Department Stores Co.                   25,400         549

Retail -- Specialty Stores (1.6%):
Home Depot, Inc.                            75,000       2,110

Semiconductors (0.7%):
Intel Corp.                                 50,300         926

Software & Computer Services (2.5%):
BMC Software, Inc. (b)                      45,000         671
Microsoft Corp.                            105,000       2,685

                                                         3,356

Telecommunication Services (1.3%):
Verizon Communications, Inc.                47,000       1,757

Telecommunications --
   Equipment (0.7%):
Motorola, Inc.                             110,000         870

Tobacco & Tobacco Products (0.4%):
Altria Group, Inc.                          16,700         514

Utilities -- Electric (2.2%):
Constellation Energy Group, Inc.            17,600         515
Exelon Corp.                                25,800       1,369
FPL Group, Inc.                             16,600       1,010

                                                         2,894


                    See notes to financial statements.

THE VICTORY PORTFOLIOS           Schedules of Investments--continued
Balanced Fund                                         April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

                                           Shares or
                                           Principal
Security Description                        Amount       Value

Utilities -- Telecommunications (1.7%):
Alltel Corp.                                32,500    $  1,522
SBC Communications, Inc.                    32,856         768

                                                         2,290

Total Common Stocks (Cost $77,058)                      84,295

Corporate Bonds (9.8%)

Aluminum (0.1%):
Alcoa, Inc.,
   5.38%, 1/15/13                         $    150         159

Banks (1.6%):
Bank of America Corp.,
   7.80%, 2/15/10                              260         316
Bank One Corp.,
   6.88%, 8/1/06                               175         198
BB&T Corp.,
   4.75%, 10/1/12                              176         179
Deutsche Bank Financial LLC,
   5.38%, 3/2/15                               140         147
European Investment Bank,
   7.13%, 9/18/06                              246         283
First Union National Bank,
   7.80%, 8/18/10                               58          71
Inter-American Development Bank,
   7.00%, 6/15/25                               38          46
International Bank for
   Reconstruction & Development,
   4.13%, 8/12/09                              302         316
Marshall & Ilsley Bank,
   4.13%, 9/4/07                                76          78
Southtrust Bank NA,
   4.75%, 3/1/13                               210         211
Wells Fargo Financial, Inc.,
   6.13%, 4/18/12                              240         272

                                                         2,117

Beverages (0.1%):
Anheuser-Busch Cos., Inc.,
   5.95%, 1/15/33                               67          71

Chemicals (0.4%):
Praxair, Inc.,
   6.38%, 4/1/12                               100         113
Rohm & Haas Co.,
   7.40%, 7/15/09                              300         357

                                                           470

Computers & Peripherals (0.4%):
Hewlett-Packard Co.,
   7.15%, 6/15/05                              130         143
Hewlett-Packard Co.,
   6.50%, 7/1/12                               100         112
International Business Machines Corp.,
   8.38%, 11/1/19                              214         282

                                                           537

                                           Principal
Security Description                        Amount       Value

Consumer Products (0.1%):
Proctor & Gamble Co.,
   4.30%, 8/15/08                         $     85    $     90

Electronic & Electrical -- General (0.1%):
Dominion Resources, Inc.,
   6.30%, 3/15/33                              165         172

Financial Services (2.5%):
Boeing Capital Corp.,
   6.50%, 2/15/12                              269         290
Caterpillar Financial Services Corp.,
   2.59%, 7/15/06                              205         205
CIT Group, Inc.,
   6.50%, 2/7/06                               155         168
Ford Motor Credit Co.,
   6.50%, 1/25/07                               95          97
Ford Motor Credit Co.,
   7.25%, 10/25/11                             110         110
General Electric Capital Corp.,
   6.75%, 3/15/32, MTN                         103         119
General Motors Acceptance Corp.,
   6.75%, 1/15/06                               77          81
General Motors Acceptance Corp.,
   6.88%, 9/15/11                              240         245
Goldman Sachs Group, Inc.,
   5.70%, 9/1/12                               235         250
Household Finance Corp.,
   7.00%, 5/15/12                              485         556
John Deere BV,
   5.88%, 4/6/06                               115         125
John Deere Capital Corp,
   7.00%, 3/15/12                              114         132
Lehman Brothers Holdings, Inc.,
   7.88%, 8/15/10                              110         132
Morgan Stanley Group, Inc.,
   6.88%, 3/1/07                                65          73
National Rural Utilities
   Cooperative Finance Corp.,
   5.75%, 8/28/09                              130         141
National Rural Utilities
   Cooperative Finance Corp.,
   8.00%, 3/1/32, MTN                          186         237
Verizon Global Funding Corp.,
   7.75%, 12/1/30                              211         261

                                                         3,222

Food Processing & Packaging (0.1%):
Kellogg Co.,
   6.60%, 4/1/11                                99         114
Sara Lee Corp.,
   6.13%, 11/1/32                               24          25

                                                           139

Food -- Distributors,
   Supermarkets, & Wholesalers (0.2%):
Albertson's, Inc.,
   6.55%, 8/1/04                               215         225


                     See notes to financial statements.

THE VICTORY PORTFOLIOS           Schedules of Investments--continued
Balanced Fund                                         April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

                                           Principal
Security Description                        Amount       Value

Forest Products --
   Lumber & Paper (0.3%):
International Paper Co.,
   6.75%, 9/1/11                          $    266    $    301
MeadWestvaco Corp.,
   6.80%, 11/15/32                              95         101

                                                           402

Governments -- Foreign (0.5%):
Province of Manitoba,
   4.25%, 11/20/06                             288         305
Province of Ontario,
   3.50%, 9/17/07                              227         232
Province of Ontario,
   5.50%, 10/1/08                              150         166

                                                           703

Insurance -- Multi-Line (0.1%):
Lincoln National Corp.,
   6.20%, 12/15/11                             155         167

Insurance -- Property,
   Casualty, Health (0.3%):
Chubb Corp.,
   6.00%, 11/15/11                             190         203
St. Paul Cos., Inc.,
   5.75%, 3/15/07                              178         189

                                                           392

Media (0.3%):
AOL Time Warner, Inc.,
   6.88%, 5/1/12                               100         109
AOL Time Warner, Inc.,
   7.70%, 5/1/32                                40          45
Time Warner, Inc.,
   8.11%, 8/15/06                               30          33
Viacom, Inc.,
   7.88%, 7/30/30                              165         215

                                                           402

Oil & Gas --
   Exploration & Production (0.3%):
Amerada Hess Corp.,
   7.30%, 8/15/31                              105         118
Kerr-McGee Corp.,
   6.88%, 9/15/11                               50          56
Union Oil Co. of California,
   7.50%, 2/15/29                              105         124
Valero Energy Corp.,
   7.50%, 4/15/32                              135         153

                                                           451

Pharmaceuticals (0.2%):
Wyeth,
   5.25%, 3/15/13                              215         225

Pipelines (0.3%):
Kinder Morgan Energy Partners LP,
   8.00%, 3/15/05                              328         362

Radio & Television (0.3%):
Comcast Cable Communications,
   7.13%, 6/15/13                         $    325    $    369

Railroads (0.2%):
Norfolk Southern Corp.,
   7.35%, 5/15/07                              141         162
Union Pacific Corp.,
   6.40%, 2/1/06                               115         125

                                                           287

Restaurants (0.1%):
McDonald's Corp,
   6.00%, 4/15/11                              105         115

Retail (0.0%):
Target Corp,
   5.38%, 6/15/09                               45          49

Telecommunications (0.1%):
Citizens Communications Co.,
   8.50%, 5/15/06                              111         129

Telecommunications -- Cellular (0.1%):
AT&T Wireless Services, Inc.,
   7.88%, 3/1/11                               135         156

Telecommunications -- Equipment (0.0%):
Motorola, Inc., 8.00%, 11/1/11                  46          53

Utilities -- Electric (0.7%):
Constellation Energy Group, Inc.,
   7.00%, 4/1/12                                90         103
Constellation Energy Group, Inc.,
   7.60%, 4/1/32                               206         246
Exelon Generation Co. LLC,
   6.95%, 6/15/11                              195         219
Wisconsin Energy Corp.,
   5.88%, 4/1/06                               342         372

                                                           940

Utilities -- Telecommunications (0.4%):
Alltel Corp.,
   7.88%, 7/1/32                               160         209
AT&T Corp.,
   7.30%, 11/15/11                              41          45
Cox Communications, Inc.,
   7.50%, 8/15/04                              100         107
Sprint Capital Corp.,
   6.13%, 11/15/08                             100         102

                                                           463

Total Corporate Bonds (Cost $12,034)                    12,867

U.S. Government Agencies (2.8%)

Business & Public Services (0.3%):
United Mexican States,
   4.63%, 10/8/08                              175         178
United Mexican States,
   6.38%, 1/16/13, MTN                         150         157

                                                           335


                   See notes to financial statements.

THE VICTORY PORTFOLIOS           Schedules of Investments--continued
Balanced Fund                                         April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

                                            Principal
Security Description                         Amount      Value

Federal Home Loan Bank (1.6%):
2.25%, 5/15/06                            $    295    $    296
3.50%, 4/22/08, Callable 10/22/04 @ 100        985         987
5.25%, 8/15/22                                 895         887

                                                         2,170

Federal National Mortgage
   Association (0.6%):
2.75%, 12/16/05,
   Callable 12/16/03 @ 100                     530         533
2.38%, 4/13/06                                 310         310

                                                           843

U.S. Government Loan Trust (0.3%):
U.S. Government Loan Trust --
   Israel, Series 1-B,
   8.50%, 4/1/06                               371         411

Total U.S. Government Agencies (Cost $3,703)             3,759

U.S. Government Mortgage Backed (13.8%)

Federal Home Loan
   Mortgage Corp. (2.6%):
5.50%, 10/1/17                               1,089       1,133
6.00%, 2/1/32                                  236         246
6.50%, 5/1/26-7/1/32                         1,117       1,166
7.00%, 10/1/28-4/1/32                          691         730
8.50%, 7/1/21-4/1/29                           142         155

                                                         3,430

Federal National Mortgage
   Association (9.6%):
5.50%, 12/1/17-2/1/33                        2,552       2,636
5.91%, 2/1/12                                  983       1,090
5.95%, 3/1/12                                  952       1,054
6.00%, 12/1/16-10/1/32                       2,173       2,270
6.50%, 8/1/17-7/1/32                         1,783       1,868
7.00%, 5/1/22-9/1/31                           557         592
7.50%, 3/1/27                                  207         222
8.00%, 6/1/12-3/1/30                         1,801       1,958
8.50%, 11/1/17                                  39          42
9.50%, 10/1/21                                 112         125
10.00%, 11/1/13                                198         222
10.50%, 11/1/13                                214         241
11.00%, 11/1/13                                264         301

                                                        12,621

Government National
   Mortgage Assoc. (1.6%):
6.50%, 7/15/28-10/15/31                        448         470
7.00%, 12/15/25-8/15/32                        734         780
8.50%, 12/15/17                                434         480
9.50%, 7/15/09-7/15/25                         369         415

                                                         2,145

Total U.S. Government Mortgage Backed (Cost $17,558)    18,196

U.S. Treasury Obligations (3.0%)

U.S. Treasury Bonds (1.0%):
7.50%, 11/15/16                           $    130    $    171
8.75%, 8/15/20                                  68         101
8.00%, 11/15/21                                217         304
7.13%, 2/15/23                                 170         221
5.38%, 2/15/31                                 523         571

                                                         1,368

U.S. Treasury Notes (2.0%):
3.63%, 3/31/04                                 500         511
5.88%, 11/15/04                                935       1,000
4.63%, 5/15/06                                 510         549
3.00%, 2/15/08                                  37          37
3.88%, 2/15/13                                 538         539

                                                         2,636

Total U.S. Treasury Obligations (Cost $3,833)            4,004

Total Investments (Cost $122,382) (a) -- 99.7%         131,560

Other assets in excess of liabilities -- 0.3%              381

NET ASSETS -- 100.0%                                  $131,941


(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $16,947
    Unrealized depreciation                            (7,769)

    Net unrealized appreciation                       $ 9,178

(b) Non-income producing securities.

Securities in this portfolio may be restricted as to resale to institutional investors only, in accordance with the Securities Act of 1933.

MTN -- Medium Term Note


                   See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments
Convertible Fund                                      April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

                                            Shares or
                                            Principal
Security Description                         Amount     Value

Commercial Paper (4.2%)

General Electric Capital Corp.,
   1.37%, 5/1/03                           $ 3,005     $ 3,005

Total Commercial Paper (Cost $3,005)                     3,005

Common Stocks (0.6%)

Pharmaceuticals (0.6%):
Johnson & Johnson                            7,000         395

Total Common Stocks (Cost $222)                            395

Convertible Bonds (53.8%)

Aerospace/Defense (0.4%):
Kaman Corp.,
   Convertible Subordinated Notes,
   6.00%, 3/15/12,
   Continuously Callable @ 100             $   326         308

Agriculture (1.2%):
Bunge Ltd Finance Corp.,
   Convertible Subordinated Notes,
   3.75%, 11/15/22,
   Callable 11/22/05 @ 101.50                  740         837

Automotive (1.7%):
Navistar International,
   Convertible Subordinated Notes,
   2.50%, 12/15/07                             950       1,045
Navistar International,
   Convertible Subordinated Notes,
   2.50%, 12/15/07                             150         165

                                                         1,210

Biotechnology (1.6%):
Amgen, Inc.,
   Convertible Subordinated Notes,
   0.00%, 3/1/32,
   Callable 3/1/07 @ 75.54                     925         718

Human Genome Sciences, Inc.,
   Convertible Subordinated Notes,
   3.75%, 3/15/07,
   Callable 3/16/04 @ 101.25                   500         386

                                                         1,104

Broadcasting/Cable (1.7%):
Liberty Media Group,
   Convertible Subordinated Notes,
   4.00%, 11/15/29,
   Callable 11/15/03 @ 100                     800         495
Liberty Media Group,
   Convertible Subordinated Notes,
   3.50%, 1/15/31,
   Callable 1/15/06 @ 100                    1,055         680

                                                         1,175

                                           Principal
Security Description                        Amount       Value

Computers & Peripherals (2.0%):
Affiliated Computer Services, Inc.,
   Convertible Subordinated Notes,
   3.50%, 2/15/06,
   Callable 2/18/04 @ 101.40               $   720     $   904
Hewlett-Packard Co.,
   Convertible Subordinated Notes,
   0.00%, 10/14/17,
   Callable 10/14/03 @ 64.78                 1,000         509

                                                         1,413

Electronics (1.6%):
Agilent Technologies, Inc.,
   Convertible Subordinated Notes,
   3.00%, 12/1/21,
   Callable 12/6/04 @ 100                      325         313
Cymer, Inc.,
   Convertible Subordinated Notes,
   3.50%, 2/15/09,
   Callable 2/20/05 @ 101.75                   200         197
Cymer, Inc.,
   Convertible Subordinated Notes,
   3.50%, 2/15/09,
   Callable 2/20/05 @ 101.75                   300         296
Thermo Electron Corp.,
   Convertible Subordinated Notes,
   4.00%, 1/15/05,
   Callable 5/22/03 @ 100                      310         310

                                                         1,116

Entertainment (2.4%):
Carnival Corp.,
   Convertible Subordinated Notes,
   2.00%, 4/15/21,
   Callable 4/15/08 @ 100                      500         539
GTECH Holdings Corp.,
   Convertible Subordinated Notes,
   1.75%, 12/15/21,
   Callable 12/15/06 @ 100                     275         391
Walt Disney Co.,
   Convertible Subordinated Notes,
   2.13%, 4/15/23,
   Callable 4/15/08 @ 100                      740         755

                                                         1,685

Financial & Insurance (0.9%):
PMI Group, Inc.,
   Convertible Subordinated Notes,
   2.50%, 7/15/21,
   Callable 7/15/06 @ 100                      600         644

Financial Services (1.2%):
First American Corp.,
   Convertible Subordinated Notes,
   4.50%, 4/15/08,
   Callable 4/15/04 @ 102.25                   100         112


                    See notes to financial statements.

THE VICTORY PORTFOLIOS           Schedules of Investments--continued
Convertible Fund                                      April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

                                           Principal
Security Description                        Amount       Value

First American Corp.,
   Convertible Subordinated Notes,
   4.50%, 4/15/08,
   Callable 4/15/04 @ 102.25               $   675     $   752

                                                           864

Health Care (1.9%):
Health Management Associates, Inc.,
   Convertible Subordinated Notes,
   0.25%, 8/16/20,
   Callable 8/16/03 @ 63.59                  1,310         850
Medtronic, Inc.,
   Convertible Subordinated Notes,
   1.25%, 9/15/21,
   Callable 9/15/06 @ 100.62                   500         525

                                                         1,375

Hotels & Motels (0.3%):
Hilton Hotels Corp.,
   Convertible Subordinated Notes,
   3.38%, 4/15/23,
   Callable 4/15/08 @ 100                      250         248

Insurance -- Life (0.6%):
AON Corp.,
   Convertible Subordinated Notes,
   3.50%, 11/15/12,
   Callable 11/19/07 @ 101                     350         442

Insurance -- Multi-Line (3.6%):
American International Group, Inc.,
   Convertible Subordinated Notes,
   0.50%, 5/15/07,
   Callable 5/15/03 @ 100                      900         843
Loews Corp.,
   Convertible Subordinated Notes,
   3.13%, 9/15/07,
   Callable 9/15/03 @ 101.25                   940         842
Ohio Casualty Corp.,
   Convertible Subordinated Notes,
   5.00%, 3/19/22,
   Callable 3/23/05 @ 100                      170         163
Ohio Casualty Corp.,
   Convertible Subordinated Notes,
   5.00%, 3/19/22,
   Callable 3/23/05 @ 102.00                    80          77
USF&G Corp.,
   Convertible Subordinated Notes,
   0.00%, 3/3/09,
   Callable 3/3/04 @ 80.05                     850         651

                                                         2,576

Machinery (0.9%):
Brooks Automation, Inc.,
   Convertible Subordinated Notes,
   4.75%, 6/1/08,
   Callable 6/6/04 @ 100                       800         647

Manufacturing -- Diversified (0.6%):
3M Co.,
   Convertible Subordinated Notes,
   0.00%, 11/21/32,
   Callable 11/21/07 @ 88.26               $   535     $   457

Media (1.4%):
AOL Time Warner, Inc.,
   Convertible Subordinated Notes,
   0.00%, 12/6/19,
   Callable 12/6/04 @ 63.98                    745         445
Liberty Media Corp.,
   Convertible Subordinated Notes,
   3.25%, 3/15/31,
   Callable 3/15/06 @ 100                      530         550

                                                           995

Mining (0.3%):
Inco Ltd.,
   Convertible Subordinated Notes,
   1.00%, 3/14/23,
   Callable 3/19/10 @ 94.12                    250         214

Oil & Gas Exploration,
   Production & Services (2.2%):
Kerr-McGee Corp.,
   Convertible Subordinated Notes,
   5.25%, 2/15/10,
   Callable 2/15/05 @ 102.63                 1,150       1,227
Pogo Producing Co.,
   Convertible Subordinated Notes,
   5.50%, 6/15/06,
   Callable 6/15/03 @ 101.65                   350         369

                                                         1,596

Pharmaceuticals (6.3%):
Alpharma, Inc.,
   Convertible Subordinated Notes,
   3.00%, 6/1/06,
   Callable 6/1/03 @ 117.50                    500         554
Alza Corp.,
   Convertible Subordinated Notes,
   0.00%, 7/28/20,
   Callable 7/28/03 @ 60.28                    250         195
Alza Corp.,
   Convertible Subordinated Notes,
   0.00%, 7/28/20,
   Callable 7/28/03 @ 60.28                    400         312
Cephalon, Inc.,
   Convertible Subordinated Notes,
   2.50%, 12/15/06,
   Callable 12/20/04 @ 100                     500         463
Isis Pharmaceuticals, Inc.,
   Convertible Subordinated Notes,
   5.50%, 5/1/09,
   Callable 5/1/05 @ 103.14                    450         326
Teva Pharmaceutical Finance LLC,
   Convertible Subordinated Notes,
   1.50%, 10/15/05,
   Callable 10/15/03 @ 100.38                  845         976


                   See notes to financial statements.

THE VICTORY PORTFOLIOS           Schedules of Investments--continued
Convertible Fund                                      April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

                                            Principal
Security Description                         Amount     Value

Vertex Pharmaceuticals, Inc.,
   Convertible Subordinated Notes,
   5.00%, 9/19/07,
   Callable 9/19/03 @ 102.86               $   750     $   610
Watson Pharmaceuticals, Inc.,
   Convertible Subordinated Notes,
   1.75%, 3/15/23,
   Callable 3/20/08 @ 100                      955         959

                                                         4,395

Real Estate (0.7%):
EOP Operating LP,
   Convertible Subordinated Notes,
   7.25%, 11/15/08,
   Callable 11/15/04 @ 100                     500         522

Restaurants (0.9%):
Brinker International, Inc.,
   Convertible Subordinated Notes,
   0.00%, 10/10/21,
   Callable 10/10/04 @ 62.86                   925         637

Retail -- Discount (0.6%):
Costco Wholesale Corp.,
   Convertible Subordinated Notes,
   0.00%, 8/19/17,
   Callable 8/19/03 @ 61.52                    500         399

Retail -- Department Stores (0.6%):
J.C. Penney Co., Inc.,
   Convertible Subordinated Notes,
   5.00%, 10/15/08,
   Callable 10/20/04 @ 102.50                  400         391

Retail -- Drug Stores (0.3%):
Duane Reade, Inc.,
   Convertible Subordinated Notes,
   2.15%, 4/16/22,
   Callable 4/16/07 @ 100                      500         246

Retail -- Specialty Stores (2.2%):
Lowes Cos., Inc.,
   Convertible Subordinated Notes,
   0.86%, 10/19/21,
   Callable 10/19/06 @ 86.10                   780         761
TJX Cos., Inc.,
   Convertible Subordinated Notes,
   0.00%, 2/13/21,
   Callable 2/13/07 @ 75.68                  1,000         800

                                                         1,561

Semiconductors (4.0%):
Cypress Semiconductor Corp.,
   Convertible Subordinated Notes,
   4.00%, 2/1/05,
   Callable 5/12/03 @ 101                      900         825
International Rectifier Corp.,
   Convertible Subordinated Notes,
   4.25%, 7/15/07,
   Callable 7/18/03 @ 102.43                   250         229
International Rectifier Corp.,
   Convertible Subordinated Notes,
   4.25%, 7/15/07,
   Callable 7/18/03 @ 102.43               $   250     $   229
Micron Technology, Inc.,
   Convertible Subordinated Notes,
   2.50%, 2/1/10,
   Callable 2/6/06 @ 101.43                    700         709
Teradyne, Inc.,
   Convertible Subordinated Notes,
   3.75%, 10/15/06,
   Callable 10/18/04 @ 101.50                  300         279
Veeco Instruments, Inc.,
   Convertible Subordinated Notes,
   4.13%, 12/21/08,
   Callable 12/21/04 @ 102.36                  600         533

                                                         2,804

Software & Computer Services (4.9%):
ASML Holding NV,
   Convertible Suborinated Notes,
   5.75%, 10/15/06                             500         498
First Data Corp.,
   Convertible Subordinated Notes,
   2.00%, 3/1/08,
   Callable 3/1/04 @ 100                     1,195       1,334
Mercury Interactive Corp.,
   Convertible Subordinated Notes,
   4.75%, 7/1/07,
   Callable 7/1/03 @ 102.71                  1,000         984
Network Associates, Inc.,
   Converible Subordinated Notes,
   5.25%, 8/15/06,
   Callable 8/20/04 @ 101.31                   200         213
Siebel Systems, Inc.,
   Convertible Subordinated Notes,
   5.50%, 9/15/06,
   Callable 9/15/03 @ 102.36                   100         100
Siebel Systems, Inc.,
   Convertible Subordinated Notes,
   5.50%, 9/15/06,
   Callable 9/15/03 @ 102.36                   350         351

                                                         3,480
Steel (0.7%):
Steel Dynamics, Inc.,
   Convertible Subordinated Notes,
   4.00%, 12/15/12,
   Callable 12/18/07 @ 101.14                  500         493

Telecommunications (1.6%):
Cox Communications, Inc.,
   Convertible Subordinated Notes,
   3.00%, 3/14/30,
   Callable 3/17/04 @ 100                      200          92
Juniper Networks, Inc.,
   Convertible Subordinated Notes,
   4.75%, 3/15/07,
   Callable 3/15/04 @ 102.04                   600         543


                   See notes to financial statements.

THE VICTORY PORTFOLIOS           Schedules of Investments--continued
Convertible Fund                                      April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

                                           Shares or
                                           Principal
Security Description                        Amount       Value

US Cellular Corp.,
   Convertible Subordinated Notes,
   0.00%, 6/15/15,
   Callable 5/30/03 @ 46.37                $ 1,350     $   521

                                                         1,156

Telecommunications -- Services & Equipment (2.0%):
CommScope, Inc.,
   Convertible Subordinated Notes,
   4.00%, 12/15/06,
   Callable 12/15/03 @ 101.71                  650         566
CommScope, Inc.,
   Convertible Subordinated Notes,
   4.00%, 12/15/06,
   Callable 12/15/03 @ 101.71                  600         524
Harris Corp.,
   Convertible Subordinated Notes,
   3.50%, 8/15/22,
   Callable 8/18/07 @ 100                      300         323

                                                         1,413

Transportation Services (2.5%):
GATX Corp.,
   Convertible Subordinated Notes,
   7.50%, 2/1/07                               250         261
GATX Corp.,
   Convertible Subordinated Notes,
   7.50%, 2/1/07                               410         428
United Parcel Service, Inc.,
   Convertible Subordinated Notes,
   1.75%, 9/27/07,
   Callable 9/27/03 @ 100                    1,070       1,099

                                                         1,788

Total Convertible Bonds (Cost $39,083)                  38,191

Convertible Preferred Stock (34.3%)

Aerospace/Defense (0.6%):
Northrop Grumman Corp., 7.25%                4,500         460

Automotive (5.0%)
Ford Motor Co. Capital Trust II, 6.50%      42,535       1,865
General Motors Corp., Series B, 5.25%       67,100       1,595

                                                         3,460

Banks (2.1%):
Commerce Bancorp, Inc., 5.95%                7,500         419
Commerce Capital Trust II, 5.95%            11,000         615
Washington Mutual, Inc., 5.38%               8,000         455

                                                         1,489

Building Materials (0.7%):
Texas Industries, Inc., 5.50%               17,000         519

Commercial Services (1.7%):
Cendant Corp., 7.75%                        31,000       1,183

Household Goods -- Appliances,
   Furnishings & Electronics (2.3%):
Newell Financial Trust I, 5.25%             34,200       1,650

Security Description                        Shares       Value

Insurance -- Multi-Line (1.9%):
Metlife Capital Trust I, 8.00%               8,700     $   750
Travelers Property Casualty Corp., 4.50%    25,800         632

                                                         1,382

Insurance -- Property,
   Casualty, Health (1.6%):
Chubb Corp., 7.00%                          25,000         602
St Paul Cos., Inc., 9.00%                    8,600         566

                                                         1,168

Medical Equipment & Supplies (0.6%):
Baxter International, Inc., 7.00%            9,200         406

Mining (0.5%):
Freeport-McMoRan
   Copper & Gold, Inc., 7.00%               15,900         338

Oil-Integrated Companies (2.1%):
Unocal Capital Trust. 6.25%                 25,000       1,222
Vec Trust I, 7.75%                           9,490         268

                                                         1,490

Oilfield Services & Equipment (2.1%):
EVI, Inc., 5.00%                            30,000       1,519

Paper & Forest Products (2.1%):
International Paper Capital Trust, 5.25%    29,400       1,481

Pipelines (0.3%):
Western Gas Resources, Inc., 2.63%           4,000         216

Railroads (2.1%):
Union Pacific Capital Trust, 6.25%          30,000       1,519

Real Estate Investment Trusts (1.9%):
Equity Residential Properties Trust,
   Series E, 7.00%                          16,000         466
Simon Property Group, Inc.,
   Series B, 6.50%                           9,000         900

                                                         1,366
Retail -- Specialty Stores (0.8%):
Toys "R" Us, Inc., 6.25%                    15,840         541

Steel (0.6%):
United States Steel Corp., 7.00%             7,440         411

Telecommunications (2.9%):
Alltel Corp., 7.75%                         18,100         873
Citizens Communications Co., 6.75%          30,000         683
Motorola, Inc., 7.00%                       17,050         495

                                                         2,051

Transportation Services (0.7%):
CNF Trust I, Series A, 5.00%                10,000         493

Utilities -- Electric (1.7%):
FPL Group, Inc., 8.50%                      19,000       1,071
Sempra Energy, 8.50%                         5,000         131

                                                         1,202

Total Convertible Preferred Stock (Cost $23,733)        24,344


                  See notes to financial statements.

THE VICTORY PORTFOLIOS           Schedules of Investments--continued
Convertible Fund                                      April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

Security Description                        Shares       Value

Rights (0.0%)

Savings & Loans (0.0%):
Bank United Corp.                           10,017     $     2

Total Rights (Cost $0)                                       2

Total Investments (Cost $66,043) (a) -- 92.9%           65,937

Other assets in excess of liabilities -- 7.1%            5,042

NET ASSETS -- 100.0%                                   $70,979


(a) Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $ 3,326
    Unrealized depreciation                            (3,432)

    Net unrealized depreciation                       $  (106)

Securities in this portfolio may be restricted as to resale to institutional investors only, in accordance with the Securities Act of 1933.


                    See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments
Real Estate Fund                                      April 30, 2003
(Amounts in Thousands, Except Shares)                    (Unaudited)

Security Description                        Shares       Value

Common Stocks (86.4%)

Real Estate Development (3.9%):
Brookfield Properties Corp.                 30,000     $   608
St. Joe Co.                                 14,000         410

                                                         1,018

Real Estate Investment Trusts (82.5%):
Apartments (16.5%):
Apartment Investment &
   Management Co., Class A                  15,727         594
Archstone-Smith Trust                       21,600         492
BRE Properties, Inc.                        15,000         461
Equity Residential Properties Trust         32,000         829
Home Properties of New York, Inc.           25,000         868
Post Properties, Inc.                       40,000       1,031

                                                         4,275

Diversified (3.6%):
Cousins Properties, Inc.                    30,500         801
Crescent Real Estate Equities Co.           10,000         142

                                                           943

Health Care (1.3%):
Nationwide Health Properties, Inc.          10,000         140
Ventas, Inc.                                15,000         195

                                                           335

Hotels (0.5%):
Host Marriott Corp.                         10,000          77
MeriStar Hospitality Corp.                  10,000          42

                                                           119

Industrial Development (15.7%):
AMB Property Corp.                          45,000       1,229
EastGroup Properties, Inc.                  50,000       1,299
ProLogis                                    60,000       1,544

                                                         4,072

Mortgage (4.0%):
Annaly Mortgage Management, Inc.            55,000       1,045

Office (26.4%):
Alexandria Real Estate Equities, Inc.       20,000         846
AmeriVest Properties, Inc.                 133,500         834
Boston Properties, Inc.                     25,000         980
Brandywine Realty Trust                     48,000       1,070
Corporate Office Properties Trust           40,000         610
Equity Office Properties Trust              60,000       1,559
Parkway Properties, Inc.                     7,000         270
SL Green Realty Corp.                       20,000         645

                                                         6,814
Security Description                       Shares or
                                           Principal
                                            Amount       Value
Shopping Centers (14.5%):
CBL & Associates Properties, Inc.           25,000     $ 1,061
General Growth Properties, Inc.             24,000       1,335
Kimco Realty Corp.                          20,000         724
Rouse Co.                                   15,000         521
Urstadt Biddle Properties, Class A          10,000         122

                                                         3,763

                                                        21,366

Total Common Stocks (Cost $20,325)                      22,384

Convertible Preferred Stock (4.4%)

Real Estate Investment Trusts (4.4%):
Apartments (1.8%):
Equity Residential Properties Trust,
   Series G, 7.25%                          18,000         461

Diversified (1.9%):
Crescent Real Estate Equities Co.,
   Series A, 6.75%                          10,000         203
Reckson Associates Realty Corp.,
   Series A, 7.63%                          13,000         310

                                                           513

Shopping Centers (0.7%):
General Growth Properties, Inc.,
   Series A, 7.25%                           5,000         175

Total Convertible Preferred Stock (Cost $1,091)          1,149

Preferred Stocks (1.0%)

Real Estate Investment Trusts (1.0%):
Apartments (1.0%):
BRE Properties, Inc., 1.95%                 10,000         257

Total Preferred Stocks (Cost $259)                         257

U.S. Government Agencies (4.6%)

Federal Home Loan Bank (4.6%):
1.22%, 5/1/03                             $  1,190       1,190

Total U.S. Government Agencies (Cost $1,190)             1,190

Total Investments (Cost $22,865) (a) -- 96.4%           24,980

Other assets in excess of liabilities -- 3.6%              938

NET ASSETS -- 100.0%                                   $25,918


(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                            $2,240
    Unrealized depreciation                              (125)

    Net unrealized appreciation                        $2,115


                  See notes to financial statements.


                                                                                    Statements of Assets and Liabilities
The Victory Portfolios                                                                                    April 30, 2003
(Amounts in Thousands, Except Per Share Amounts)                                                             (Unaudited)

                                                                         Balanced          Convertible      Real Estate
                                                                           Fund               Fund             Fund

ASSETS:
Investments, at value (Cost $122,382; $66,043; $22,865)                    $131,560           $65,937          $24,980
Collateral received for securities on loan                                   23,487                --               --
Cash                                                                             50                50               50
Interest and dividends receivable                                               522               402                8
Receivable for capital shares issued                                             --             5,240               --
Receivable from brokers for investments sold                                    399                --              862
Receivable from affiliates                                                       --                --                4
Reclaims receivable                                                               4                --               --
Prepaid expenses and other assets                                                22                14               35

         Total Assets                                                       156,044            71,643           25,939

LIABILITIES:
Payable to brokers for investments purchased                                    413               600               --
Payable for return of securities on loan                                     23,487                --               --
Accrued expenses and other payables:
     Investment advisory fees                                                    94                38               14
     Administration fees                                                          1                 1               --
     Custodian fees                                                              41                 2                2
     Transfer agent fees                                                         11                 4                2
     Shareholder service fees -- Class A                                         38                16               --
     12b-1 Fees -- Class R                                                        1                --                2
     Other                                                                       17                 3                1

         Total Liabilities                                                   24,103               664               21

NET ASSETS:
Capital                                                                     157,552            79,711           25,308
Accumulated net investment income                                              (592)              117             (123)
Net unrealized appreciation (depreciation)from investments                    9,179              (106)           2,115
Net unrealized appreciation from translation of assets
   and liabilities in foreign currencies                                          1                --               --
Accumulated net realized losses from investment
   transactions and foreign currency transactions                           (34,199)           (8,743)          (1,382)

         Net Assets                                                        $131,941           $70,979          $25,918

Net Assets
     Class A                                                               $127,924           $70,979          $20,849
     Class C                                                                      1                --              281
     Class R                                                                  4,016                --            4,788

         Total                                                             $131,941           $70,979          $25,918

Outstanding units of beneficial interest (shares)
     Class A                                                                 12,212             6,606            1,627
     Class C                                                                    --<F1>             --               22
     Class R                                                                    383                --              374

         Total                                                               12,595             6,606            2,023

Net asset value
     Redemption price per share -- Class A                                 $  10.48           $ 10.74          $ 12.82
     Offering and redemption price per share -- Class C <F2>               $  10.47                --          $ 12.80
     Offering and redemption price per share -- Class R                    $  10.49                --          $ 12.79

Maximum sales charge -- Class A                                                5.75%             2.00%            5.75%

Maximum offering price per share (100%/(100%-maximum sales charge)
   of net asset value adjusted to nearest cent) -- Class A                 $  11.12           $ 10.96          $ 13.60


<F1> Rounds to less than 1,000.

<F2> Redemption price per share varies by length of time shares are held.



                      See notes to financial statements.

                                                                                                     Statements of Operations
The Victory Portfolios                                                                For the Six Months Ended April 30, 2003
(Amounts in Thousands)                                                                                            (Unaudited)


                                                                                  Balanced        Convertible     Real Estate
                                                                                    Fund             Fund            Fund

Investment Income:
Interest income                                                                   $  1,888         $   629          $   12
Dividend income                                                                      1,432             764             534
Income from securities lending                                                          32              --              --

     Total Income                                                                    3,352           1,393             546

Expenses:
Investment advisory fees                                                               735             219             107
Administration fees                                                                    126              35              16
Shareholder service fees -- Class A                                                    258              72              26
12b-1 fees -- Class C                                                                   --              --               1
12b-1 fees -- Class R <F1>                                                               9               2              11
Accounting fees                                                                         57              28              30
Custodian fees                                                                          47              11               7
Legal and audit fees                                                                    12               3               1
Trustees' fees and expenses                                                              6               1               1
Transfer agent fees                                                                     39              14              15
Registration and filing fees                                                            14              14              15
Printing fees                                                                            4               2               1
Other                                                                                    5               2               1

     Total Expenses                                                                  1,312             403             232

Expenses voluntarily reduced by adviser and administrator                              (15)             --             (21)

     Expenses before reimbursement from administrator                                1,297             403             211
     Expenses reimbursed by administrator                                               (9)             (4)            (16)

     Net Expenses                                                                    1,288             399             195

Net Investment Income                                                                2,064             994             351

Realized/Unrealized Gains (Losses) from Investments
   and Foreign Currencies:
Net realized losses from investment transactions                                   (16,248)         (1,704)           (481)
Change in unrealized appreciation/depreciation from investments                     16,567           5,853           2,782

Net realized/unrealized gains from investments and foreign currencies                  319           4,149           2,301

Change in net assets resulting from operations                                    $  2,383         $ 5,143          $2,652


<F1> Effective January 1, 2003, Class G Shares of the Balanced Fund and the
     Real Estate Fund were redesignated as Class R Shares. Fees relating to the Convertible Fund are for the Class G Shares of that Fund. Class G Shares of the Convertible Fund were exchanged into Class A Shares, effective January 17, 2003.




                      See notes to financial statements.


The Victory Portfolios                                                                         Statements of Changes in Net Assets
(Amounts in Thousands)


                                                      Balanced                     Convertible                  Real Estate
                                                        Fund                          Fund                         Fund

                                                 Six                           Six                          Six
                                               Months            Year        Months          Year         Months          Year
                                                Ended            Ended        Ended          Ended         Ended          Ended
                                              April 30,       October 31,   April 30,     October 31,    April 30,     October 31,
                                                2003             2002         2003           2002          2003           2002
                                             (Unaudited)                   (Unaudited)                  (Unaudited)

From Investment Activities:
Operations:
     Net investment income                    $   2,064        $   7,833    $    994       $  2,242      $    351       $    877
     Net realized gains (losses) from
       investment transactions                  (16,248)         (15,541)     (1,704)        (6,800)         (481)            62
     Net realized losses from
       foreign currency transactions                 --              (44)         --             --            --             --
     Net change in unrealized appreciation/
       depreciation from investments             16,567          (20,039)      5,853         (1,928)        2,782         (1,615)
     Net change in unrealized appreciation/
       depreciation from translation of assets
       and liabilities in foreign currencies         --                6          --             --            --             --

Change in net assets resulting
   from operations                                2,383          (27,785)      5,143         (6,486)        2,652           (676)

Distributions to Shareholders:
     From net investment income:
         Class A                                 (2,708)          (8,488)       (960)        (2,132)         (629)          (625)
         Class C                                     --<F1><F3>       --          --             --            (6)            (2)
         Class R <F2>                               (45)             (69)        (13)           (45)         (113)           (74)
     From net realized gains from
       investment transactions
       and foreign currencies                        --          (21,283)         --             --            --             --

Change in net assets from
   distributions to shareholders                 (2,753)         (29,840)       (973)        (2,177)         (748)          (701)

Capital Transactions:
     Proceeds from shares issued                 29,881           51,697      22,151         18,703        14,157         25,167
     Proceeds from shares exchanged
       from Class G                                  --               --       1,777             --            --             --
     Dividends reinvested                         2,450           27,798         591          1,505           239            324
     Cost of shares redeemed                   (202,204)        (108,165)    (15,565)       (29,204)      (18,419)       (13,423)
     Cost of shares exchanged to Class A             --               --      (1,777)            --            --             --

Change in net assets
   from capital transactions                   (169,873)         (28,670)      7,177         (8,996)       (4,023)        12,068

Change in net assets                           (170,243)         (86,295)     11,347        (17,659)       (2,119)        10,691

Net Assets:
     Beginning of period                        302,184          388,479      59,632         77,291        28,037         17,346

     End of period                            $ 131,941        $ 302,184    $ 70,979       $ 59,632      $ 25,918       $ 28,037

Share Transactions:
     Issued                                       2,904            4,399       2,109          1,690         1,157          1,949
     Issued in connection with
       exchange from Class G                         --               --         168             --            --             --
     Reinvested                                     234            2,360          57            138            19             25
     Redeemed                                   (19,370)          (9,400)     (1,499)        (2,703)       (1,506)        (1,051)
     Redeemed in connection with
       exchange to Class A                           --               --        (168)            --            --             --

Change in Shares                                (16,232)          (2,641)        667           (875)         (330)           923


<F1> Rounds to less than 1,000.

<F2> Effective January 1, 2003, Class G Shares of the Balanced Fund and the
     Real Estate Fund were redesignated as Class R Shares. Distributions relating to the Convertible Fund are for the Class G Shares of that Fund. Class G Shares of the Convertible Fund were exchanged into Class A Shares, effective January
     17, 2003.

<F3> Class C Shares commenced operations on March 1, 2003.




                      See notes to financial statements.


The Victory Portfolios                                                                                      Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                                  Balanced Fund

                                                                                 Class A Shares

                                                 Six
                                               Months          Year           Year          Year           Year           Year
                                                Ended          Ended          Ended         Ended          Ended          Ended
                                              April 30,     October 31,    October 31,   October 31,    October 31,    October 31,
                                                2003           2002           2001          2000           1999           1998
                                             (Unaudited)



Net Asset Value, Beginning of Period           $  10.48       $  12.35       $  14.47      $  15.10       $  14.67      $  13.87

Investment Activities
     Net investment income                         0.11<F2>       0.26           0.30          0.33           0.32          0.37
     Net realized and unrealized gain
       (loss) on investments                       0.03          (1.17)         (1.17)         0.62           1.34          1.54

         Total from Investment Activities          0.14          (0.91)         (0.87)         0.95           1.66          1.91

Distributions
     Net investment income                        (0.14)         (0.28)         (0.30)        (0.34)         (0.31)        (0.37)
     In excess of net investment income              --             --             --         (0.01)            --            --
     Net realized gains                              --          (0.68)         (0.95)        (1.23)         (0.92)        (0.74)

         Total Distributions                      (0.14)         (0.96)         (1.25)        (1.58)         (1.23)        (1.11)

Net Asset Value, End of Period                 $  10.48       $  10.48       $  12.35      $  14.47       $  15.10      $  14.67

Total Return (excludes sales charge)               1.31%<F3>     (8.05)%        (6.50)%        6.74%         11.73%        14.55%

Ratios/Supplemental Data:
Net Assets at end of period (000)              $127,924       $298,643       $386,284      $412,606       $422,586      $418,807
Ratio of expenses to
   average net assets                              1.23%<F4>      1.17%          1.25%         1.27%          1.27%         1.27%
Ratio of net investment income
   to average net assets                           1.98%<F4>      2.25%          2.30%         2.36%          2.13%         2.54%
Ratio of expenses to
   average net assets<F1>                          1.24%<F4>      1.24%          1.32%         1.35%          1.50%         1.50%
Ratio of net investment income
   (loss) to average net assets<F1>                1.97%<F4>      2.18%          2.23%         2.28%          1.90%         2.31%
Portfolio turnover <F5>                              57%           103%           116%          140%           177%          231%



<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                                                                           Financial Highlights--continued
For a Share Outstanding Throughout Each Period

                                                                                   Balanced Fund

                                                  Class C Shares                          Class R Shares<F2>

                                                     March 1,           Six                                        December 15,
                                                       2003           Months           Year            Year            1999
                                                      through          Ended           Ended           Ended          through
                                                     April 30,       April 30,      October 31,     October 31,     October 31,
                                                     2003<F3>          2003            2002            2001          2000<F3>
                                                    (Unaudited)     (Unaudited)


Net Asset Value, Beginning of Period                 $ 10.12          $10.49          $12.36          $14.49          $13.92

Investment Activities
     Net investment income                              0.02            0.09            0.20            0.26            0.30
     Net realized and unrealized gain
       (loss) on investments                            0.36            0.03           (1.15)          (1.18)           0.57

         Total from Investment Activities               0.38            0.12           (0.95)          (0.92)           0.87

Distributions
     Net investment income                             (0.03)          (0.12)          (0.24)          (0.26)          (0.30)
     In excess of net investment income                   --              --              --              --              --<F4>
     Net realized gains                                   --              --           (0.68)          (0.95)             --
         Total Distributions                           (0.03)          (0.12)          (0.92)          (1.21)          (0.30)

Net Asset Value, End of Period                       $ 10.47          $10.49          $10.49          $12.36          $14.49

Total Return                                            3.77%<F5><F9>   1.18%<F5>      (8.40)%         (6.86)%          6.32%<F5>

Ratios/Supplemental Data:
Net Assets at end of period (000)                    $     1          $4,016          $3,541          $2,195          $1,141
Ratio of expenses to
   average net assets <F7>                              1.90%<F6>       1.50%<F6>       1.58%           1.59%           1.57%<F6>
Ratio of net investment income
   to average net assets <F7>                           0.96%<F6>       1.68%<F6>       1.87%           1.95%           2.04%<F6>
Ratio of expenses to
   average net assets<F1>                              54.27%<F6>       1.98%<F6>       2.21%           2.42%           3.95%<F6>
Ratio of net investment income
   (loss) to average net assets<F1>                   (51.41)%<F6>      1.20%<F6>       1.24%           1.12%          (0.34)%<F6>
Portfolio turnover <F8>                                    57%             57%            103%            116%            140%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective January 1, 2003, Class G Shares were redesignated as Class R Shares.

<F3> Period from commencement of operations.

<F4> Less than $0.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> Effective March 1, 2002, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of the Class R Shares of the Fund do not exceed 2.00% until at least February 28, 2012. Also, effective March 1, 2003, the Adviser agreed to waive its management fees or to reimburse expenses, as allowed by law, so that the net operating expenses (excluding certain items) of Class C Shares of the Fund do not exceed 2.00% until at least February 28, 2013.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9> Excludes deferred sales charge.



                      See notes to financial statements.


The Victory Portfolios                                                                                      Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                             Convertible Fund

                                                                              Class A Shares

                                            Six                                                            Eleven
                                          Months        Year          Year         Year         Year       Months          Year
                                           Ended        Ended         Ended        Ended        Ended       Ended          Ended
                                         April 30,   October 31,   October 31,  October 31,  October 31, October 31,   November 30,
                                           2003         2002          2001         2000         1999      1998<F2>         1997
                                        (Unaudited)


Net Asset Value, Beginning of Period      $ 10.04      $ 11.34      $ 14.29      $ 12.99      $ 12.22     $  14.33       $  13.55

Investment Activities
     Net investment income                   0.17         0.34         0.33         0.54         0.67         0.58           0.62
     Net realized and unrealized gain
       (loss) on investments                 0.70        (1.31)       (1.40)        1.97         0.83        (1.08)          1.43

         Total from
           Investment Activities             0.87        (0.97)       (1.07)        2.51         1.50        (0.50)          2.05

Distributions
     Net investment income                  (0.17)       (0.33)       (0.35)       (0.58)       (0.70)       (0.54)         (0.65)
     Net realized gains                        --           --        (1.53)       (0.63)       (0.03)       (1.07)         (0.62)
         Total Distributions                (0.17)       (0.33)       (1.88)       (1.21)       (0.73)       (1.61)         (1.27)

Net Asset Value, End of Period            $ 10.74      $ 10.04      $ 11.34      $ 14.29      $ 12.99     $  12.22       $  14.33

Total Return (excludes sales charge)         8.72%<F3>   (8.74)%      (8.22)%      20.57%       12.46%       (3.69)%<F3>    16.26%

Ratios/Supplemental Data:
Net Assets at end of period (000)         $70,979      $58,115      $74,930      $96,451      $79,655     $108,069       $104,982
Ratio of expenses to
   average net assets <F5>                   1.38%<F4>    1.32%        1.26%        1.24%        1.24%        1.20%<F4>      1.34%
Ratio of net investment income
   to average net assets <F5>                3.44%<F4>    3.08%        2.76%        4.01%        4.94%        4.60%<F4>      4.75%
Ratio of expenses to
   average net assets<F1>                    1.39%<F4>    1.34%        1.32%        1.24%        <F5>         <F5>           <F5>
Ratio of net investment income
   to average net assets<F1>                 3.43%<F4>    3.06%        2.70%        4.01%        <F5>         <F5>           <F5>
Portfolio turnover                             36%          50%          72%          95%          73%          77%            77%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> There were no voluntary fee reductions during the period.




                      See notes to financial statements.


The Victory Portfolios                                                                                      Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                               Real Estate Fund

                                                                                Class A Shares

                                                 Six
                                               Months          Year          Year           Year           Year           Year
                                                Ended          Ended         Ended          Ended          Ended          Ended
                                              April 30,     October 31,   October 31,    October 31,    October 31,    October 31,
                                                2003           2002          2001           2000           1999           1998
                                             (Unaudited)

Net Asset Value, Beginning of Period          $ 11.92        $ 12.13        $ 11.49       $  9.70        $ 10.19        $ 12.07

Investment Activities
     Net investment income                       0.17           0.41           0.55          0.57           0.52           0.50
     Net realized and unrealized gain
       (loss) on investments                     1.07          (0.22)          0.54          1.63          (0.50)         (1.90)

         Total from Investment Activities        1.24           0.19           1.09          2.20           0.02          (1.40)

Distributions
     Net investment income                      (0.34)         (0.40)         (0.45)        (0.41)         (0.51)         (0.44)
     Net realized gains                            --             --             --            --             --          (0.04)

         Total Distributions                    (0.34)         (0.40)         (0.45)        (0.41)         (0.51)         (0.48)

Net Asset Value, End of Period                $ 12.82        $ 11.92        $ 12.13       $ 11.49        $  9.70        $ 10.19

Total Return (excludes sales charge)            10.51%<F2>      1.37%          9.48%        23.04%          0.03%        (11.91)%

Ratios/Supplemental Data:
Net Assets at end of period (000)             $20,849        $23,754        $16,660       $13,864        $14,205        $16,624
Ratio of expenses to
   average net assets                            1.40%<F3>      1.40%          1.39%         1.40%          1.16%          0.83%
Ratio of net investment income
   to average net assets                         2.80%<F3>      3.68%          4.83%         4.92%          4.92%          4.95%
Ratio of expenses to
   average net assets<F1>                        1.62%<F3>      1.61%          1.77%         1.77%          1.91%          1.95%
Ratio of net investment income
   (loss) to average net assets<F1>              2.58%<F3>      3.47%          4.45%         4.55%          4.17%          3.83%
Portfolio turnover <F4>                            47%            23%            75%           73%            62%            53%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                                                                          Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                               Real Estate Fund

                                                 Class C Shares                            Class R Shares<F2>

                                               Six         March 1,          Six                                    December 15,
                                             Months          2002          Months         Year           Year           1999
                                              Ended         through         Ended         Ended          Ended         through
                                            April 30,     October 31,     April 30,    October 31,    October 31,    October 31,
                                              2003         2002<F3>         2003          2002           2001         2000<F3>
                                           (Unaudited)                   (Unaudited)

Net Asset Value, Beginning of Period         $11.91          $12.80         $11.89        $12.10         $11.49       $  9.18

Investment Activities
     Net investment income                     0.09            0.32           0.12          0.47           0.45          0.46
     Net realized and unrealized gain
       (loss) on investments                   1.09           (0.99)          1.10         (0.31)          0.58          2.25

         Total from Investment Activities      1.18           (0.67)          1.22          0.16           1.03          2.71

Distributions
     Net investment income                    (0.29)          (0.22)         (0.32)        (0.37)         (0.42)        (0.40)

         Total Distributions                  (0.29)          (0.22)         (0.32)        (0.37)         (0.42)        (0.40)

Net Asset Value, End of Period               $12.80          $11.91         $12.79        $11.89         $12.10       $ 11.49

Total Return                                  10.03%<F4><F8>  (5.39)%<F4>    10.36%<F4>     1.11%          8.97%        29.92%<F4>

Ratios/Supplemental Data:
Net Assets at end of period (000)            $  281          $  242         $4,788        $4,041         $  686       $    75
Ratio of expenses to
   average net assets <F6>                     2.20%<F5>       2.15%<F5>      1.75%<F5>     1.75%          1.75%         1.65%<F5>
Ratio of net investment income
   to average net assets <F6>                  1.40%<F5>       3.36%<F5>      1.86%<F5>     3.31%          4.58%         4.40%<F5>
Ratio of expenses to
   average net assets<F1>                      3.55%<F5>       3.38%<F5>      2.26%<F5>     2.35%          6.78%        31.78%<F5>
Ratio of net investment income
   (loss) to average net assets<F1>            0.05%<F5>       2.13%<F5>      1.35%<F5>     2.71%         (0.45)%      (25.73)%<F5>
Portfolio turnover <F7>                          47%             23%            47%           23%            75%           73%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective January 1, 2003, Class G Shares were redesignated as Class R Shares.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective March 1, 2002, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, so that the net operating expenses of Class R Shares of the Fund will not exceed 2.00% until at least February 28,2012. Also, effective March 1, 2003, the Adviser agreed to waive its management fees or to reimburse expenses, as allowed by law, so that the net operating expenses of Class C Shares of the Fund do not exceed 2.20%, until at least February 28, 2005 and 2.50% until at least February 28, 2012.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> Excludes deferred sales charge.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedules of Investments
Intermediate Income Fund                                        April 30, 2003
(Amounts in Thousands)                                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

Asset Backed Securities (9.5%)

American Housing Trust,
   Series VIII, Class K,
   9.00%, 1/25/21                           $  488    $    502
Bank One Issuance Trust,
   Series 2002-A2, Class A2,
   4.16%, 1/15/08                              810         848
Caterpillar Financial Asset Trust,
   Series 2001-A, Class A3,
   4.85%, 4/25/07                            2,058       2,104
Chase Manhattan Auto Owner Trust,
   Series 2001-A, Class A4,
   5.07%, 2/15/08                            1,512       1,594
CIT Equipment Collateral,
   Series 2001-A, Class A4,
   4.84%, 9/20/12                              660         690
Citibank Credit Card Issuance Trust,
   Series 2002-A1, Class A1,
   4.95%, 2/9/09                               970       1,044
Daimler Chrysler Auto Trust,
   Series 2000-C, Class A3,
   6.82%, 9/6/04                               279         280
Discover Card Master Trust I,
   Series 2001-6, Class A,
   5.75%, 12/15/08                           1,360       1,492
DVI Receivables Corp.,
   Series 2001-2, Class A4,
   4.61%, 11/11/09                           1,350       1,420
Ford Credit Auto Owner Trust,
   Series 2001-B, Class A5,
   5.36%, 6/15/05                            3,410       3,526
Honda Auto Receivables Owner Trust,
   Series 2001-1, Class A4,
   5.56%, 6/19/06                              758         779
JCP&L Transition Funding LLC,
   Series 2002-A, Class A1,
   4.19%, 12/5/09                            1,734       1,821
MBNA Credit Card Master Note Trust,
   Series 2001-A1, Class A1,
   5.75%, 10/15/08                           2,185       2,390
MBNA Master Credit Card Trust,
   Series 1999-M, Class A,
   6.60%, 4/16/07                            1,380       1,486
Residential Asset Securities Corp.,
   Series 1999- KS3, Class A4,
   7.38%, 12/25/25                           1,200       1,217
Structured Asset Securities Corp.,
   Series 2001-8A, Class 1A1,
   8.00%, 5/25/31                            1,243       1,289

Total Asset Backed Securities (Cost $21,449)            22,482

Collateralized Mortgage Obligations (11.3%)

Fannie Mae Grantor Trust,
   Series 2001-T7, Class A1,
   7.50%, 2/25/41                           $3,559    $  3,906
Fannie Mae Grantor Trust,
   Series 2002-T16, Class A3,
   7.50%, 7/25/42                            1,451       1,593
Fannie Mae Whole Loan,
   Series 2002-W3, Class A5,
   7.50%, 1/25/28                              235         258
Fannie Mae Whole Loan,
   Series 2002-W7, Class A5,
   7.50%, 2/25/29                            2,266       2,487
First Union National Bank
   Commercial Mortgage,
   Series 2001-C2, Class A1,
   6.20%, 1/12/43                            1,510       1,654
GE Capital Commercial Mortgage Corp.,
   Series 2001-2, Class A3,
   6.03%, 8/11/33                            5,000       5,517
Government National Mortgage Association,
   Series 2001-34, Class A,
   5.48%, 11/16/15                           4,333       4,602
Government National Mortgage Association,
   Series 2002-53, Class AH,
   8.00%, 1/16/17                            2,084       2,360
Government National Mortgage Association,
   Series 2003-22, Class AH,
   8.00%, 6/16/21                            2,381       2,748
Wachovia Asset Securitization, Inc.,
   Series 2002-1, Class 1A1,
   6.25%, 10/25/33                           1,582       1,625

Total Collateralized Mortgage Obligations
(Cost $25,959)                                          26,750

Commercial Paper (2.2%)

General Electric Capital Corp.,
   1.37%, 5/1/03                             5,150       5,150

Total Commercial Paper (Cost $5,150)                     5,150

Corporate Bonds (46.5%)

Aluminum (0.5%):
Alcoa, Inc., 5.38%, 1/15/13                  1,035       1,097

Banks (8.9%):
Bank of America Corp.,
   7.80%, 2/15/10                            3,295       4,008
Bank One Corp.,
   6.88%, 8/1/06                             2,672       3,024
BB&T Corp.,
   4.75%, 10/1/12                            2,112       2,147
European Investment Bank,
   7.13%, 9/18/06                            5,323       6,129
First Union National Bank,
   7.80%, 8/18/10                              674         821

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                     Schedules of Investments--continued
Intermediate Income Fund                                        April 30, 2003
(Amounts in Thousands)                                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

International Bank for
   Reconstruction and Development,
   4.13%, 8/12/09                           $1,698    $  1,777
Marshall & Ilsley Bank,
   4.13%, 9/4/07                             1,933       1,993
Southtrust Bank NA,
   4.75%, 3/1/13                             1,355       1,363

                                                        21,262

Chemicals -- General (1.2%):
Praxair, Inc.,
   6.63%, 10/15/07                           1,131       1,282
Rohm & Haas Co.,
   7.40%, 7/15/09                            1,297       1,542

                                                         2,824

Computers & Peripherals (1.8%):
Hewlett-Packard Co.,
   7.15%, 6/15/05                            1,626       1,789
Hewlett-Packard Co.,
   6.50%, 7/1/12                               642         719
International Business Machines Corp.,
   4.25%, 9/15/09                            1,668       1,737

                                                         4,245

Cosmetics & Toiletries (0.6%):
Procter & Gamble Co.,
   4.30%, 8/15/08                            1,362       1,439

Electrical Services (0.4%):
Dominion Resources, Inc.,
   6.25%, 6/30/12                              810         892

Financial Services (13.6%):
Boeing Capital Corp.,
   5.65%, 5/15/06                            2,702       2,896
Boeing Capital Corp.,
   6.50%, 2/15/12                              310         333
Caterpillar Financial Services Corp.,
   2.59%, 7/15/06, MTN                         910         911
CIT Group, Inc.,
   6.50%, 2/7/06                               652         706
Ford Motor Credit Co.,
   6.50%, 1/25/07                            1,675       1,712
Ford Motor Credit Co.,
   7.25%, 10/25/11                             260         261
General Electric Capital Corp.,
   5.88%, 2/15/12, MTN                       1,624       1,776
General Motors Acceptance Corp.,
   6.75%, 1/15/06                            1,465       1,545
General Motors Acceptance Corp.,
   6.88%, 9/15/11                            1,700       1,733
Goldman Sachs Group, Inc.,
   5.70%, 9/1/12                             2,668       2,842
Household Finance Corp.,
   3.38%, 2/21/06, MTN                       1,580       1,625
Household Finance Corp.,
   7.00%, 5/15/12                              100         115
John Deere BV,
   5.88%, 4/6/06                             1,961       2,136
John Deere Capital Corp.,
   7.00%, 3/15/12                           $1,840     $ 2,138
Lehman Brothers Holdings, Inc.,
   7.88%, 8/15/10                            1,802       2,167
Morgan Stanley Group, Inc.,
   6.88%, 3/1/07                             1,193       1,344
National Rural Utilities,
   5.75%, 8/28/09                            2,500       2,712
Verizon Global Funding Corp.,
   7.25%, 12/1/10                            2,233       2,611
Wells Fargo Financial, Inc.,
   6.13%, 4/18/12                            2,485       2,815

                                                        32,378

Food -- Retail (0.8%):
Albertson's, Inc.,
   6.55%, 8/1/04                             1,818       1,901

Food Products (0.9%):
Kellogg Co.,
   6.60%, 4/1/11                             1,958       2,239

Forest Products --
   Lumber & Paper (1.4%):
International Paper Co.,
   8.13%, 7/8/05                             1,085       1,216
International Paper Co.,
   6.75%, 9/1/11                             1,031       1,168
MeadWestvaco Corp.,
   6.85%, 4/1/12                               745         842

                                                         3,226

Governments -- Foreign (2.5%):
Province of Manitoba,
   4.25%, 11/20/06                           2,315       2,443
Province of Ontario,
   3.50%, 9/17/07                            2,352       2,408
Province of Ontario,
   5.50%, 10/1/08                              940       1,043

                                                         5,894

Insurance (1.6%):
Chubb Corp.,
   6.00%, 11/15/11                           1,490       1,594
Lincoln National Corp.,
   6.20%, 12/15/11                             645         693
St. Paul Cos., Inc.,
   5.75%, 3/15/07                            1,325       1,405

                                                         3,692

Media (1.0%):
AOL Time Warner, Inc.,
   6.13%, 4/15/06                              315         335
AOL Time Warner, Inc.,
   6.88%, 5/1/12                               430         469
Time Warner, Inc.,
   8.11%, 8/15/06                              361         402
Viacom, Inc.,
   5.63%, 5/1/07                             1,028       1,125

                                                         2,331

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                     Schedules of Investments--continued
Intermediate Income Fund                                        April 30, 2003
(Amounts in Thousands)                                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

Oil & Gas Exploration,
   Production & Services (1.7%):
Amerada Hess Corp.,
   6.65%, 8/15/11                           $  708     $   794
Union Oil Co. of California,
   7.20%, 5/15/05                            2,003       2,191
Valero Energy Corp.,
   6.88%, 4/15/12                              989       1,100

                                                         4,085

Pharmaceuticals (0.7%):
Wyeth, 5.25%, 3/15/13                        1,698       1,776

Pipelines (0.9%):
Kinder Morgan Energy Partners LP,
   8.00%, 3/15/05                            1,973       2,180

Radio & Television (1.1%):
Comcast Cable Communications,
   7.13%, 6/15/13                            2,200       2,495

Railroads (1.1%):
Norfolk Southern Corp.,
   7.35%, 5/15/07                            1,258       1,440
Union Pacific Corp.,
   6.40%, 2/1/06                             1,073       1,171

                                                         2,611

Restaurants (0.6%):
McDonald's Corp.,
   6.00%, 4/15/11                            1,305       1,430

Retail (0.5%):
Target Corp.,
   5.38%, 6/15/09                              990       1,073

Telecommunications (0.2%):
Citizens Communications Co.,
   8.50%, 5/15/06                              463         536

Telecommunications -- Cellular (0.7%):
AT&T Wireless Services, Inc.,
   7.88%, 3/1/11                             1,485       1,711

Telecommunications -- Equipment (0.1%):
Motorola, Inc.,
   8.00%, 11/1/11                              292         336

Utilities -- Electric (2.4%):
Constellation Energy Group, Inc.,
   7.00%, 4/1/12                             2,048       2,354
Exelon Generation Co. LLC,
   6.95%, 6/15/11                            1,035       1,160
Wisconsin Energy Corp.,
   5.88%, 4/1/06                             2,061       2,246

                                                         5,760

Utilities -- Telecommunications (1.3%):
Alltel Corp.,
   7.00%, 7/1/12                             1,037       1,226
AT&T Corp.,
   7.80%, 11/15/11                             323         354
Cox Communications, Inc.,
   7.50%, 8/15/04                           $  735      $  784
Sprint Capital Corp.,
   6.13%, 11/15/08                             630         643

                                                         3,007


Total Corporate Bonds (Cost $104,376)                  110,420

U.S. Government Agencies (13.6%)

Business & Public Services (0.7%):
United Mexican States,
   4.63%, 10/8/08                              787         798
United Mexican States,
   6.38%, 1/16/13, MTN                         855         896

                                                         1,694

Federal Home Loan Bank (5.7%):
2.50%, 3/15/06                               1,505       1,519
2.25%, 5/15/06                               1,270       1,273
3.50%, 4/22/08,
   Callable 10/22/04 @ 100                  10,633      10,660

                                                        13,452

Federal National Mortgage
   Association (6.5%):
2.03%, 3/10/05,
   Callable 6/10/03 @ 100                    6,710       6,718
2.38%, 3/17/06,
   Callable 3/17/04 @ 100                    2,908       2,922
2.38%, 4/13/06,
   Callable 4/13/04 @ 100                    1,335       1,335
3.50%, 1/28/08,
   Callable 1/28/05 @ 100                    4,457       4,536

                                                        15,511

Small Business Administration (0.5%):
Small Business Administration,
   Series 1999-20D, Class 1,
   6.15%, 4/1/19                             1,054       1,155

U.S. Government Loan Trust (0.2%):
U.S. Government Loan Trust -- Israel,
   Series 1-B, 8.50%, 4/1/06                   371         411

Total U.S. Government Agencies (Cost $31,875)           32,223

U.S. Government Mortgage Backed (7.8%)

Federal Home Loan
   Mortgage Corp. (0.9%):
6.00%, 2/1/13                                  434         455
7.00%, 10/1/28-1/1/30                          269         286
7.50%, 4/1/28-8/1/30                           129         138
8.00%, 6/1/17                                1,157       1,263
8.50%, 7/1/21-4/1/29                            93         102

                                                         2,244

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                     Schedules of Investments--continued
Intermediate Income Fund                                        April 30, 2003
(Amounts in Thousands)                                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

Federal National Mortgage
   Association (5.6%):
6.00%, 9/1/11                               $5,020    $  5,578
6.50%, 9/1/28                                   88          92
7.00%, 10/1/26-9/1/31                        3,363       3,575
7.50%, 3/1/27-11/1/29                          921         986
8.00%, 11/1/12-3/1/30                        1,407       1,526
8.50%, 4/1/31                                  256         276
9.50%, 10/1/21                                 324         361
10.00%, 11/1/13                                393         441
10.50%, 11/1/13                                149         168
11.00%, 11/1/13                                243         276

                                                        13,279

Government National
   Mortgage Assoc. (1.3%):
7.00%, 12/15/23-12/15/25                       601         642
7.50%, 12/15/27-4/15/29                         57          61
8.50%, 12/15/17                                438         485
9.00%, 2/15/17                                 124         139
9.50%, 12/15/09-7/15/25                      1,555       1,728

                                                         3,055

Total U.S. Government Mortgage Backed (Cost $17,542)    18,578

U.S. Treasury Obligations (8.1%)

U.S. Treasury Notes (8.1%):
3.63%, 3/31/04                               4,000       4,090
5.88%, 11/15/04                              5,709       6,103
4.63%, 5/15/06                                 780         840
3.00%, 11/15/07                              1,155       1,171
3.00%, 2/15/08                               4,422       4,468
4.38%, 8/15/12                                 700         731
3.88%, 2/15/13                               1,706       1,708

Total U.S. Treasury Obligations (Cost $19,003)          19,111

Total Investments (Cost $225,354) (a) -- 99.0%         234,714

Other assets in excess of liabilities -- 1.0%            2,252

NET ASSETS -- 100.0%                                  $236,966

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $  9,394
    Unrealized depreciation                                (34)

    Net unrealized appreciation                       $  9,360

Securities in this portfolio may be restricted as to resale to institutional investors only, in accordance with Securities Act of 1933.

MTN -- Medium Term Note

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedules of Investments
Fund for Income                                                 April 30, 2003
(Amounts in Thousands, Except Shares)                              (Unaudited)

                                          Principal
Security Description                        Amount       Value

Government National Mortgage Association (92.6%)

Single Family (61.8%):
Passthrus (57.5%):
6.50%, 11/15/23-3/15/33                   $129,201    $135,900
7.00%, 4/15/16-6/15/32                      64,773      68,912
7.29%, 12/20/21-11/20/22                     2,953       3,147
7.50%, 8/15/10-8/15/31                      15,985      17,096
7.60%, 2/20/22                                 567         612
7.65%, 9/20/21-7/20/22                       2,736       2,957
7.75%, 8/20/20-9/15/29                       3,617       3,905
7.95%, 7/20/20                               3,192       3,470
8.00%, 8/15/06-3/15/32                      24,140      26,180
8.15%, 3/15/19-4/15/20                         332         362
8.25%, 12/20/19-1/15/30                      1,633       1,772
8.50%, 3/15/05-8/15/29                      12,057      13,206
8.75%, 3/20/17                                 173         192
8.85%, 5/15/18-12/15/18                      3,124       3,478
9.00%, 9/15/06-6/20/30                      35,736      40,161
9.50%, 7/15/04-6/15/21                         852         955
10.00%, 5/15/12-8/15/25                        397         454

                                                       322,759

Collateralized Mortgage
   Obligations (4.3%):
Government National Mortgage Assoc.,
   Series 1996-21, Class J,
   7.00%, 7/16/13                            2,147       2,252
Government National Mortgage Assoc.,
   Series 1999-22, Class VB,
   7.00%, 11/20/14                           3,000       3,260
Government National Mortgage Assoc.,
   Series 1999-41, Class PB,
   7.25%, 7/16/22                              612         621
Government National Mortgage Assoc.,
   Series, 1995-4, Class CQ,
   8.00%, 6/20/25                               79          85
Government National Mortgage Assoc.,
   Series 1996-9, Class PE,
   7.00%, 10/20/25                           3,261       3,445
Government National Mortgage Assoc.,
   Series 1998-9, Class P,
   9.00%, 12/20/25                              14          14
Government National Mortgage Assoc.,
   Series 2000-9, Class PB,
   7.50%, 6/16/26                            5,000       5,543
Government National Mortgage Assoc.,
   Series 1997-2, Class E,
   7.50%, 2/20/27                              357         381
Government National Mortgage Assoc.,
   Series 2000-5, Class PC,
   7.50%, 11/16/27                           5,000       5,079
Government National Mortgage Assoc.,
   Series 1999-6, Class AB,
   8.00%, 3/16/28                              850         889
Government National Mortgage Assoc.,
   Series 2001-1, Class TA,
   9.00%, 2/20/29                         $    237    $    249
Government National Mortgage Assoc.,
   Series 2001-15, Class GK,
   8.50%, 10/20/29                           2,009       2,114

                                                        23,932

Total Single Family (Cost $337,610)                    346,691

Multi-family (30.8%):
Passthrus (22.2%):
6.88%, 10/15/28                              1,323       1,341
7.13%, 7/15/07                               5,116       5,873
7.22%, 5/15/31                               1,367       1,566
7.25%, 4/15/36                               1,509       1,736
7.31%, 2/15/37                               2,369       2,698
7.40%, 1/15/21                                 852         965
7.48%, 2/15/41                               6,521       7,517
7.50%, 7/15/22-5/15/36                       6,289       6,532
7.71%, 10/15/03                              4,548       5,355
7.73%, 5/15/41                              10,984      13,088
7.75%, 2/15/30-11/15/38                      5,195       5,971
7.88%, 7/15/21-12/15/32                      9,096       9,977
7.92%, 7/15/23                                 777         885
7.95%, 4/15/25                                 460         526
8.00%, 10/15/18-3/15/35                      8,879      10,143
8.13%, 7/15/38-6/15/41                       5,419       6,318
8.15%, 6/15/42                              22,893      27,502
8.25%, 6/15/20-10/15/31                      5,336       6,213
8.34%, 6/15/35                               4,762       5,790
8.60%, 5/15/27                                 583         669
8.62%, 5/15/35                               1,063       1,220
8.75%, 4/15/22                               2,390       2,582

                                                       124,467

Collateralized Mortgage
   Obligations (8.6%):
Government National Mortgage Association,
   Series 2002-53, Class AH,
   8.00%, 1/16/17                           11,480      13,005
Government National Mortgage Association,
   Series 2003-22, Class AH,
   8.00%, 6/16/21                           10,475      12,090
Government National Mortgage Assoc.,
   Series 2003-36 Class B,
   7.50%, 2/16/31                           20,000      23,303

                                                        48,398

Total Multi-family (Cost $166,033)                     172,865

Total Government National Mortgage
Association (Cost $503,643)                            519,556

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                     Schedules of Investments--continued
Fund for Income                                                 April 30, 2003
(Amounts in Thousands, Except Shares)                              (Unaudited)

                                          Shares or
                                          Principal
Security Description                        Amount       Value

U.S. Treasury Obligations (6.7%)

U.S. Treasury Bills (3.4%):
1.11%*, 6/19/03                           $ 18,950    $ 18,921

U.S. Treasury Bonds (3.3%):
9.38%, 2/15/06                               4,067       4,895
12.00%, 8/15/13                              7,419      10,695
11.75%, 11/15/14                             2,250       3,351

                                                        18,941

Total U.S. Treasury Obligations (Cost $36,234)          37,862

Investment Companies (0.2%)

Federated U.S. Treasury Cash
   Reserve Fund                          1,084,504       1,085

Total Investment Companies (Cost $1,085)                 1,085

Total Investments (Cost $540,962) (a) -- 99.5%         558,503

Other assets in excess of liabilities -- 0.5%            2,594

NET ASSETS -- 100.0%                                  $561,097

*   Discount rate.

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $ 18,198
    Unrealized depreciation                               (657)

    Net unrealized appreciation                       $ 17,541

                      See notes to financial statements.


                                          Statements of Assets and Liabilities
The Victory Portfolios                                          April 30, 2003
(Amounts in Thousands, Except Per Share Amounts)                   (Unaudited)


                                                                                                 Intermediate
                                                                                                    Income             Fund for
                                                                                                     Fund               Income

ASSETS:
Investments, at value (Cost $225,354; $540,962)                                                    $234,714             $558,503
Collateral received for securities on loan                                                           69,809                   --
Cash                                                                                                     50                   50
Interest and dividends receivable                                                                     2,123                3,326
Receivable for capital shares issued                                                                     --                    5
Receivable from brokers for investments sold                                                            956                   --
Receivable from affiliates                                                                                6                    9
Prepaid expenses and other assets                                                                        23                  119

         Total Assets                                                                               307,681              562,012

LIABILITIES:
Payable to brokers for investments purchased                                                            704                  291
Payable for capital shares redeemed                                                                      --                  124
Payable for return of collateral received                                                            69,809                   --
Accrued expenses and other payables:
     Investment advisory fees                                                                           121                  230
     Administration fees                                                                                  2                   32
     Custodian fees                                                                                       6                   19
     Transfer agent fees                                                                                 10                   15
     Shareholder service fees -- Class A                                                                 52                   23
     12b-1 Fees -- Class C                                                                               --                    6
     12b-1 Fees -- Class R                                                                               --                  151
     Other                                                                                               11                   24

         Total Liabilities                                                                           70,715                  915

NET ASSETS:
Capital                                                                                             238,671              558,976
Accumulated net investment income                                                                    (1,001)              (4,345)
Net unrealized appreciation from investments                                                          9,360               17,541
Accumulated net realized losses from investment transactions                                        (10,064)             (11,075)

         Net Assets                                                                                $236,966             $561,097

Net Assets
     Class A                                                                                       $236,966             $212,309
     Class C                                                                                             --               10,161
     Class R                                                                                             --              338,627

         Total                                                                                     $236,966             $561,097

Outstanding units of beneficial interest (shares)
     Class A                                                                                         23,387               15,921
     Class C                                                                                             --                  763
     Class R                                                                                             --               25,393

         Total                                                                                       23,387               42,077

Net asset value
     Redemption price per share -- Class A                                                         $  10.13             $  13.34
     Offering and redemption price per share -- Class C <F1>                                             --             $  13.31
     Offering and redemption price per share -- Class R                                                  --             $  13.34

Maximum sales charge -- Class A                                                                        2.00%                2.00%

Maximum offering price per share (100%/(100%-maximum sales charge)
   of net asset value adjusted to nearest cent) -- Class A                                         $  10.34             $  13.61


<F1> Redemption price per share varies by length of time shares are held.



             See notes to financial statements.

                                                      Statements of Operations
The Victory Portfolios                 For the Six Months Ended April 30, 2003
(Amounts in Thousands)                                             (Unaudited)


                                                                                                 Intermediate
                                                                                                     Income             Fund for
                                                                                                       Fund               Income

Investment Income:
Interest income                                                                                    $  6,201             $ 14,054
Dividend income                                                                                          --                    6
Income from securities lending                                                                           57                   --

     Total Income                                                                                     6,258               14,060

Expenses:
Investment advisory fees                                                                              1,012                1,414
Administration fees                                                                                     163                  342
Shareholder service fees -- Class A                                                                     336                  273
12b-1 fees Class -- C                                                                                    --                   22
12b-1 fees Class -- R <F1>                                                                                2                  429
Accounting fees                                                                                          43                   71
Custodian fees                                                                                           38                   83
Legal and audit fees                                                                                     13                   25
Trustees' fees and expenses                                                                               7                   14
Transfer agent fees                                                                                      28                  188
Registration and filing fees                                                                             15                   23
Printing fees                                                                                             1                   14
Other                                                                                                     5                   11

     Total Expenses                                                                                   1,663                2,909

Expenses voluntarily reduced by adviser and administrator                                              (189)                  --

     Expenses before reimbursement from administrator                                                 1,474                2,909
     Expenses reimbursed by administrator                                                                (2)                  (2)

     Net Expenses                                                                                     1,472                2,907

Net Investment Income                                                                                 4,786               11,153

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains on investment transactions                                                         5,997                1,822
Change in unrealized appreciation/depreciation from investments                                        (800)              (1,797)

Net realized/unrealized gains from investments                                                        5,197                   25

Change in net assets resulting from operations                                                     $  9,983             $ 11,178



<F1> Effective January 1, 2003, Class G Shares of the Fund for Income were redesignated as Class R Shares. Fees relating to the Intermediate Income Fund are for the
     Class G Shares of that Fund. Class G Shares of the Intermediate Income Fund were exchanged into Class A Shares, effective January 17, 2003.



                     See notes to financial statements.


The Victory Portfolios                     Statements of Changes in Net Assets
(Amounts in Thousands)


                                                                          Intermediate                        Fund for
                                                                           Income Fund                         Income

                                                                      Six                                Six
                                                                    Months             Year            Months             Year
                                                                     Ended             Ended            Ended             Ended
                                                                   April 30,        October 31,       April 30,        October 31,
                                                                     2003              2002             2003              2002
                                                                  (Unaudited)                        (Unaudited)

From Investment Activities:
Operations:
     Net investment income                                        $   4,786         $  13,420         $  11,153         $  22,497
     Net realized losses from investment activities                   5,997               (99)            1,822             2,263
     Net change in unrealized appreciation from investments            (800)              829            (1,797)            3,668

Change in net assets resulting from operations                        9,983            14,150            11,178            28,428

Distributions to Shareholders:
     From net investment income by class:
         Class A                                                     (5,827)          (15,276)           (6,090)          (12,098)
         Class C                                                         --                --              (117)              (13)
         Class R <F1>                                                   (22)              (90)           (9,479)          (15,216)

Change in net assets from distributions to shareholders              (5,849)          (15,366)          (15,686)          (27,327)

Capital Transactions:
     Proceeds from shares issued                                     42,881           130,957           148,457           313,857
     Proceeds from shares exchanged from Class G                      3,448                --                --                --
     Dividends reinvested                                             3,694             9,879            10,447            19,723
     Cost of shares redeemed                                       (139,777)         (137,836)         (183,487)         (182,123)
     Cost of shares exchanged to Class A                             (3,448)               --                --                --

Change in net assets from capital transactions                      (93,202)            3,000           (24,583)          151,457

Change in net assets                                                (89,068)            1,784           (29,091)          152,558

Net Assets:
     Beginning of period                                            326,034           324,250           590,188           437,630

     End of period                                                $ 236,966         $ 326,034         $ 561,097         $ 590,188

Share Transactions:
     Issued                                                           4,616            13,346            11,098            23,612
     Issued in connection with exchange from Class G                    344                --                --                --
     Reinvested                                                         369             1,010               785             1,490
     Redeemed                                                       (14,273)          (14,038)          (13,723)          (13,750)
     Redeemed in connection with exchange to Class A                   (345)              --                --                --

Change in Shares                                                     (9,289)              318            (1,840)           11,352


<F1> Effective January 1, 2003, Class G Shares of the Fund for Income were redesignated as Class R Shares. Distributions relating to the Intermediate Income Fund are for the Class G Shares of that Fund. Class G Shares of the Intermediate Income Fund were exchanged into Class A Shares, effective January 17, 2003.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                            Intermediate Income Fund

                                                                                 Class A Shares

                                                Six
                                               Months          Year           Year          Year           Year           Year
                                                Ended          Ended          Ended         Ended          Ended          Ended
                                              April 30,     October 31,    October 31,   October 31,    October 31,    October 31,
                                                2003           2002           2001          2000           1999           1998
                                             (Unaudited)

Net Asset Value, Beginning of Period         $   9.98        $  10.02       $   9.30      $   9.32       $   9.85       $   9.61

Investment Activities
     Net investment income                       0.15            0.41           0.53          0.56           0.50           0.53
     Net realized and unrealized gains
       (losses) on investments                   0.22            0.02           0.74         (0.02)         (0.52)          0.24

         Total from Investment Activities        0.37            0.43           1.27          0.54          (0.02)          0.77

Distributions
     Net investment income                      (0.22)          (0.47)         (0.55)        (0.56)         (0.50)         (0.53)
     Net realized gains                            --              --             --            --          (0.01)            --

         Total Distributions                    (0.22)          (0.47)         (0.55)        (0.56)         (0.51)         (0.53)

Net Asset Value, End of Period               $  10.13        $   9.98       $  10.02      $   9.30       $   9.32       $   9.85

Total Return (excludes sales charges)            3.72%<F2>       4.54%         14.07%         6.00%         (0.18)%         8.30%

Ratios/Supplementary Data:
Net Assets at end of period (000)            $236,966        $323,146       $322,312      $190,945       $224,190       $256,267
Ratio of expenses to
   average net assets                            1.10%<F3>       1.06%          0.92%         0.92%          1.00%          0.96%
Ratio of net investment income
   to average net assets                         3.57%<F3>       4.22%          5.44%         5.95%          5.26%          5.48%
Ratio of expenses to
   average net assets<F1>                        1.24%<F3>       1.24%          1.26%         1.27%          1.26%          1.24%
Ratio of net investment income
   to average net assets<F1>                     3.43%<F3>       4.04%          5.10%         5.60%          5.00%          5.20%
Portfolio turnover <F4>                           120%            168%           278%          278%           303%           318%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                          Fund for Income

                                                              Class A Shares                                  Class C Shares

                                          Six                                              March 26,        Six         March 1,
                                         Months       Year         Year         Year        1999          Months         2002
                                          Ended       Ended        Ended        Ended        to            Ended        through
                                        April 30,  October 31,  October 31,  October 31,  October 31,    April 30,    October 31,
                                          2003        2002         2001         2000     1999<F2><F3>      2003        2002<F3>
                                      (Unaudited)                                                       (Unaudited)

Net Asset Value, Beginning of Period    $  13.44     $  13.44     $  12.77     $  12.79      $ 13.14      $ 13.43       $13.22

Investment Activities
     Net investment income                  0.26         0.65         0.80         0.81         0.46         0.20         0.42
     Net realized and unrealized gains
       (losses) on investments              0.01         0.11         0.67           --<F4>    (0.36)        0.01         0.25

         Total from
           Investment Activities            0.27         0.76         1.47         0.81         0.10         0.21         0.67

Distributions
     Net investment income                 (0.37)       (0.76)       (0.80)       (0.83)       (0.45)       (0.33)       (0.46)

         Total Distributions               (0.37)       (0.76)       (0.80)       (0.83)       (0.45)       (0.33)       (0.46)

Net Asset Value, End of Period          $  13.34     $  13.44     $  13.44     $  12.77      $ 12.79      $ 13.31       $13.43

Total Return (excludes sales charges)       2.05%<F5>    5.89%       11.84%        6.67%        0.72%<F5>    1.62%<F5>    5.17%<F5>

Ratios/Supplementary Data:
Net Assets at end of period (000)       $212,309     $243,889     $194,914     $124,131      $40,270      $10,161       $1,155
Ratio of expenses to
   average net assets <F8>                  0.99%<F6>    0.99%        0.96%        0.97%        1.00%<F6>    1.70%<F6>    1.68%<F6>
Ratio of net investment income
   to average net assets <F8>               3.99%<F6>    4.72%        6.07%        6.48%        6.02%<F6>    3.19%<F6>    3.75%<F6>
Ratio of expenses to
   average net assets<F1>                   <F7>         0.99%        1.04%        1.09%        1.22%<F6>    1.79%<F6>    2.23%<F6>
Ratio of net investment income
   to average net assets<F1>                <F7>         4.72%        5.99%        6.36%        5.80%<F6>    3.10%<F6>    3.20%<F6>
Portfolio turnover <F9>                       17%          53%          20%          25%          24%          17%          53%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund for Income.

<F3> Period from commencement of operations.

<F4> Less than $.01 per share.

<F5> Not annualized.

<F6> Annualized.

<F7> There were no voluntary fee reductions during the period.

<F8> Effective March 1, 2002, the Advisor agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses of the Class C Shares of the Fund do not exceed 1.70%, until at least February 28, 2005 and 1.82% until at least February 28, 2013.

<F9> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.


The Victory Portfolios                         Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                          Fund for Income

                                                                           Class R Shares

                                          Six                                               January 1,
                                         Months         Year         Year         Year         1999         Year         Year
                                          Ended         Ended        Ended        Ended         to          Ended        Ended
                                        April 30,    October 31,  October 31,  October 31,  October 31, December 31, December 31,
                                          2003          2002         2001         2000       1999<F2>       1998         1997
                                       (Unaudited)

Net Asset Value, Beginning of Period    $  13.44      $  13.44     $  12.77     $  12.78     $  13.32     $  13.14      $  12.88

Investment Activities
     Net investment income                  0.26          0.64         0.79         0.84         0.66         0.77          0.78
     Net realized and unrealized gains
       (losses) on investments              0.01          0.11         0.68        (0.01)       (0.54)        0.17          0.26

         Total from
           Investment Activities            0.27          0.75         1.47         0.83         0.12         0.94          1.04

Distributions
     Net investment income                 (0.37)        (0.75)       (0.80)       (0.84)       (0.66)       (0.76)        (0.78)

         Total Distributions               (0.37)        (0.75)       (0.80)       (0.84)       (0.66)       (0.76)        (0.78)

Net Asset Value, End of Period          $  13.34      $  13.44     $  13.44     $  12.77     $  12.78     $  13.32      $  13.14

Total Return                                2.02%<F3>     5.80%       11.84%        6.74%        0.94%<F3>    7.37%         8.36%

Ratios/Supplementary Data:
Net Assets at end of period (000)       $338,627      $345,144     $242,716     $143,963     $192,422     $159,712      $155,072
Ratio of expenses to
   average net assets                       1.05%<F4>     1.08%        0.97%        0.89%        0.88%<F4>    0.89%         0.90%
Ratio of net investment income
   to average net assets                    3.93%<F4>     4.62%        6.05%        6.55%        6.12%<F4>    5.79%         6.04%
Ratio of expenses to
   average net assets<F1>                   <F5>          1.08%        1.07%        1.04%        1.04%<F4>    0.90%         <F5>
Ratio of net investment income
   to average net assets<F1>                <F5>          4.62%        5.95%        6.40%        5.96%<F4>    5.78%         <F5>
Portfolio turnover <F6>                       17%           53%          20%          25%          24%          36%           12%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund for Income. Financial highlights prior to March 26, 1999, represent the Gradison Government Income Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> There were no voluntary fee reductions during the period.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                               Schedules of Investments
National Municipal Bond Fund                                   April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                          Principal
Security Description                        Amount      Value

Municipal Bonds (94.5%)

Alabama (5.3%):
Auburn University, Revenue,
   3.00%, 6/1/07, AMBAC                     $1,000     $ 1,032
Auburn University, Revenue,
   3.75%, 6/1/12, AMBAC                        250         254
Birmingham Waterworks and
   Sewer Board, Series B, Revenue,
   2.50%, 1/1/04, MBIA                         495         500
Huntsville Health Care Authority,
   Series A, Revenue,
   2.45%, 6/1/03, MBIA                       1,550       1,552
Huntsville, Capital Improvement,
   Series A, GO,
   2.50%, 2/1/06, AMBAC                        250         256
Huntsville, Capital Improvement,
   Series A, GO,
   4.00%, 2/1/11, AMBAC                        240         250
Montgomery, GO,
   3.25%, 5/1/08, AMBAC                        750         775

                                                         4,619

Arizona (23.3%):
Coconino & Yavapai Counties School
   District Number 9, Sedona, GO,
   4.00%, 7/1/04, FSA                        1,325       1,368
Coconino & Yavapai Counties School
   District Number 9, Sedona, GO,
   4.00%, 7/1/06, FSA                          400         428
Coconino & Yavapai Counties School
   District Number 9, Sedona, GO,
   4.00%, 7/1/07, FSA                          350         376
Gilbert, GO,
   4.00%, 7/1/09, FGIC                       1,000       1,065
Maricopa County School District
   Number 41, Gilbert, GO,
   4.25%, 7/1/10, FSA                          750         804
Maricopa County School District
   Number 48, Scottsdale,
   3.00%, 7/1/07, FSA                        2,000       2,069
Maricopa County School District
   Number 48, Scottsdale, GO,
   4.00%, 7/1/07, FSA                        1,000       1,075
Maricopa County School District
   Number 48, Scottsdale, GO,
   4.25%, 7/1/08, FSA                          800         869
Maricopa County School District
   Number 6, Washington Elementary
   School Improvements,
   4.75%, 7/1/17,
   Callable 7/1/12 @ 100                       500         552
Maricopa County School District
   Number 68, Alahambra, GO,
   5.00%, 7/1/10, FSA                        1,500       1,679
Maricopa County School District
   Number 69, Paradise Valley,
   3.50%, 7/1/09, MBIA                       1,000       1,039
Maricopa County School District
   Number 69, Paradise Valley, GO,
   4.63%, 7/1/11, FGIC                      $  270     $   294
Maricopa County School District
   Number 93, Cave Creek, GO,
   4.00%, 7/1/06, FGIC                       1,000       1,071
Maricopa County School District
   Number 98,
   Fountain Hills University, GO,
   5.00%, 7/1/10, FSA                        1,000       1,116
Maricopa County Unified High School
   District Number 216,
   3.00%, 7/1/09, FSA                          200         202
Maricopa County Unified High School
   District Number 216,
   3.75%, 7/1/11, FSA                          725         745
Maricopa County Unified High School
   District Number 216,
   4.00%, 7/1/12, FSA                          725         753
Pima County, GO,
   4.25%, 7/1/17, FSA                        1,650       1,682
University of Arizona, Series A,
   4.00%, 6/1/06, AMBAC                      2,740       2,928
Yavapai County Community College District,
   3.75%, 7/1/10, FSA                          300         312

                                                        20,427

California (3.4%):
ABC School District,
   Capital Appreciation, Series B, GO,
   0.00%, 8/1/24, FGIC                         500         168
Centinela Valley Union High School
   District, Series A, GO,
   3.90%, 2/1/11, MBIA                         440         456
Placentia-Yorba Linda Unified
   School District, Series A, GO,
   4.00%, 8/1/11, FGIC                         800         838
Salinas Union High School District,
   Series A, GO,
   4.25%, 6/1/11, MBIA                         250         266
San Mateo County Community College
   District, Election of 2001, Series A, GO,
   4.00%, 9/1/11, FGIC                         500         523
San Mateo Union High School District,
   Election of 2000, Series B, GO,
   0.00%, 9/1/23, FGIC                       2,000         711

                                                         2,962

Colorado (2.4%):
Department of Transportation,
   Series B, Revenue,
   4.00%, 6/15/11, MBIA                      2,000       2,083

Connecticut (1.2%):
Stamford, GO,
   4.00%, 7/15/03                            1,000       1,006

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                    Schedules of Investments--continued
National Municipal Bond Fund                                   April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

Florida (4.7%):
Hillsborough County Utility, Revenue,
   4.25%, 8/1/09, AMBAC                     $1,000     $ 1,081
Jacksonville Excise Taxes,
   Series B, Revenue,
   3.00%, 10/1/08, MBIA                      2,000       2,041
Port St. Lucie Utility, Revenue,
   4.50%, 9/1/28,
   Callable 9/1/13 @ 100 MBIA                  500         486
State Board of Education, Series H, GO,
   3.25%, 6/1/09, FSA                          500         512

                                                         4,120

Illinois (7.1%):
Kendall, Kane & Will Counties
   Community School District Number 308,
   Series B, GO,
   5.00%, 10/1/22, FGIC                        500         521
Moline, GO, Series B,
   4.25%, 11/1/11, MBIA                        205         217
Ogle Lee & De Kalb Counties Township
   High School District Number 212, GO,
   5.25%, 12/1/21, MBIA                      1,500       1,597
Regional Transportation Authority,
   Series A, GO, 5.00%, 7/1/03, MBIA         2,240       2,254
Rockford School District
   Number 205, GO,
   5.00%, 2/1/13, FGIC                         450         498
State Educational Facilities Authority,
   Robert Morris College, Revenue,
   5.80%, 6/1/30,
   Callable 12/1/07 @ 100, MBIA              1,000       1,113

                                                         6,200

Indiana (1.9%):
Knox County Hospital
   Association, Revenue,
   1.50%, 7/1/03, MBIA                         455         456
Knox County Hospital
   Association, Revenue,
   1.85%, 1/1/04, MBIA                         300         301
Kosciusko County Justice Building
   Corp., Revenue,
   3.00%, 8/1/03, FSA                          595         598
Northern Wells Community School
   Building Corp., Revenue,
   4.60%, 1/15/11, FGIC                        285         306

                                                         1,661

Iowa (0.7%):
Indianola Community School District, GO,
   4.00%, 6/1/11, FGIC                         580         604

Louisiana (1.8%):
New Orleans Finance Authority,
   Xavier University Project, Revenue,
   5.00%, 6/1/20,
   Callable 6/1/12 @ 100, MBIA               1,000       1,049
Public Facilities Authority,
   Dillard University Project,
   Series A, Revenue,
   5.00%, 8/1/19,
   Callable 8/1/12 @ 100, AMBAC             $  515     $   545

                                                         1,594

Maine (1.9%):
Westbrook, GO,
   5.75%, 10/1/19,
   Callable 10/1/10 @ 101, AMBAC               715         813
Westbrook, GO,
   5.75%, 10/1/20,
   Callable 10/1/10 @ 101, AMBAC               730         827

                                                         1,640

Massachusetts (3.5%):
Pittsfield, GO,
   5.50%, 4/15/15,
   Callable 4/15/12 @ 101, MBIA              2,655       3,042

Michigan (3.5%):
Municipal Bond Authority, Revenue,
   6.80%, 11/1/07,
   Callable 11/1/04 @ 102                      275         301
Wayne County Community College, GO,
   5.00%, 7/1/06, FGIC                       2,500       2,751

                                                         3,052

Missouri (2.5%):
Excelsior Springs School District
   Building Corp., Leasehold Revenue,
   6.50%, 3/1/09,
   Callable 3/1/04 @ 100, FSA                  500         522
Kearney Public Improvements, GO,
   5.50%, 3/1/16, AMBAC                      1,000       1,115
St. Louis Municipal Finance Corp.,
   Lease Revenue,
   5.00%, 2/15/19,
   Callable 2/15/12 @ 100, FGIC                250         264
St. Louis Municipal Finance Corp.,
   Series A, Lease Revenue,
   5.00%, 2/15/18,
   Callable 2/15/12 @ 100, FGIC                250         266

                                                         2,167

New Jersey (0.6%):
New Brunswick Packaging Authority
   Revenue, Series A,
   4.63%, 9/1/19,
   Callable 9/1/12 @ 100, MBIA                 500         516

New Mexico (1.2%):
State Highway Commission,
   Series B, Revenue,
   5.00%, 6/15/04, AMBAC                     1,000       1,043

New York (3.9%):
Clifton Fine Central School District, GO,
   2.00%, 6/15/03, FGIC                        225         225

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                    Schedules of Investments--continued
National Municipal Bond Fund                                   April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                           Principal
Security Description                        Amount       Value

Hudson Falls Central School District, GO,
   4.00%, 6/15/10, FGIC                     $  350     $   368
Hudson Falls Central School District, GO,
   4.00%, 6/15/11, FGIC                        350         365
New Paltz Central School District, GO,
   4.00%, 6/1/11, FGIC                       1,100       1,146
South Seneca Central School District, GO,
   2.60%, 6/15/06, MBIA                        250         257
State Dormitory Authority,
   University of Rochester, Series A,
   5.00%, 7/1/23,
   Callable 7/1/08 @ 101, MBIA               1,000       1,032

                                                         3,393

North Carolina (0.9%):
East Carolina University,
   Series A, Revenue,
   5.25%, 11/1/21, AMBAC                       750         801

Ohio (7.8%):
Geneva Area City School District,
   School Improvements, GO,
   4.50%, 12/1/22,
   Callable 12/1/13 @ 100, MBIA              2,000       1,999
Hamilton County Sewer System
   Improvements, Metropolitan Sewer
   District, Series A,
   5.75%, 12/1/25,
   Callable 6/1/10 @ 101, MBIA                 450         504
Harrison, GO, 5.45%, 12/1/10, FGIC             150         172
Harrison, GO, 5.90%, 12/1/18,
   Callable 12/1/10 @ 100, FGIC                250         281
McDonald School District, GO,
   6.00%, 12/1/22,
   Callable 12/1/10 @ 100, AMBAC             1,000       1,125
State Highway Capital Improvements,
   Series F, GO, 5.25%, 5/1/11               1,000       1,134
State Special Obligation, Elementary and
   Secondary School Facilities, Series A,
   5.80%, 6/1/03, AMBAC                        500         502
University of Cincinnati,
   Series A, Revenue,
   5.50%, 6/1/05, FGIC                       1,000       1,084

                                                         6,801

Oklahoma (0.6%):
Tulsa County Independent School
   District Number 9, GO,
   4.00%, 5/1/07, FGIC                         450         482

Pennsylvania (0.7%):
Erie School District, GO,
   5.80%, 9/1/29,
   Callable 9/1/10 @ 100, AMBAC                250         294
Mountaintop Area Joint
   Sanitation Authority,
   5.65%, 12/15/30,
   Callable 12/15/10 @ 100, MBIA               250         277

                                                           571

South Carolina (0.6%):
University of South Carolina, Series A,
   5.75%, 6/1/30,
   Callable 6/1/20 @ 100, FGIC              $  500     $   560

Tennessee (1.0%):
Dickson County, GO,
   2.00%, 6/1/03, FGIC                         380         380
Dickson County, GO,
   2.00%, 6/1/04, FGIC                         465         470

                                                           850

Texas (5.4%):
Austin, Public Improvements, GO,
   5.25%, 9/1/18,
   Callable 9/1/10 @ 100, FGIC                 750         811
Harris County, Revenue,
   4.65%, 8/15/03, AMBAC                     3,905       3,945

                                                         4,756

Utah (0.3%):
Sandy, Suburban Improvements, GO,
   4.00%, 5/1/05, AMBAC                        250         263

Virginia (4.2%):
Nelson County Industrial
   Development Authority, Revenue,
   5.00%, 8/15/22,
   Callable 8/15/12 @ 102, AMBAC               675         707
Peninsula Ports Authority,
   Dominion Term Project,
   Series C, Revenue,
   1.28%*, 5/1/03**,
   LOC Citibank N.A.                         3,000       3,000

                                                         3,707

Washington (4.1%):
Cowlitz County Wastewater
   Treatment, Revenue,
   2.50%, 11/1/03, FGIC                        650         654
State Health Care Facilities
   Authority, Revenue, Series B,
   1.31%*, 5/1/03**                          1,300       1,300
State Higher Education Facilities
   Authority, Gonzaga University
   Project, Revenue,
   4.50%, 4/1/11, MBIA                         320         343
Whitman County School District
   Number 267, Pullman, GO,
   5.63%, 12/1/17,
   Callable 6/1/12 @ 100, FSA                1,115       1,255

                                                         3,552

Total Municipal Bonds (Cost $78,716)                    82,472

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                    Schedules of Investments--continued
National Municipal Bond Fund                                   April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

Security Description                        Shares       Value

Investment Companies (8.9%)

Blackrock Provident Institutional
   MuniFund                              4,173,960     $ 4,174
Merrill Lynch Institutional
   Tax Exempt Fund                       3,643,442       3,643

Total Investment Companies (Cost $7,817)                 7,817

Total Investments (Cost $86,533) (a) -- 103.4%          90,289

Liabilities in excess of other assets -- (3.4)%        ( 2,938)

NET ASSETS -- 100.0%                                   $87,351

* Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at April 30, 2003.

**  The rate reflects the next rate change date.

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                             $3,756
    Unrealized depreciation                                 --

    Net unrealized appreciation                         $3,756


AMBAC -- Insured by American Municipal Bond Assurance Corp.

FGIC -- Insured by Financial Guaranty Insurance Co.

FSA -- Insured by Financial Security Assurance

GO -- General Obligation

LOC -- Letter of Credit

MBIA -- Insured by Municipal Bond Insurance Association

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                               Schedules of Investments
New York Municipal Bond Fund                                   April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

New York Municipal Bonds (97.1%)

Albany Municipal Water Finance Authority,
   Water & Sewer System Revenue,
   0.00%, 12/1/18, FGIC                     $1,000     $   506
Albany Municipal Water Finance Authority,
   Water & Sewer System Revenue,
   0.00%, 12/1/19, FGIC                      1,000         479
Albany Municipal Water Finance Authority,
   Water & Sewer System Revenue,
   0.00%, 12/1/21, FGIC                      1,000         426
Brockport Central School District, GO,
   5.75%, 6/15/16, FGIC                        710         847
Canandaigua City School District,
   Series A, GO, 5.38%, 4/1/16,
   Callable 4/1/12 @ 101, FSA                1,000       1,122
Catskill Central School District,
   5.13%, 6/15/16,
   Callable 6/15/09 @ 101, FGIC                300         344
Clifton Park Water Authority,
   5.00%, 10/1/19,
   Callable 10/1/09 @ 101, FGIC                310         327
Clifton Park Water Authority,
   5.00%, 10/1/29,
   Callable 10/1/09 @ 101, FGIC                630         644
Dutchess County,
   Water & Wastewater Authority,
   5.00%, 10/1/21,
   Callable 10/1/11 @ 100, MBIA                535         558
Ilion Central School District,
   Series B, GO, 5.50%, 6/15/16,
   Callable 6/15/12 @ 101, FGIC                500         566
Longwood Central School District, GO,
   4.75%, 6/15/21,
   Callable 6/15/12 @ 101, MBIA                750         837
Mahopac Central School District,
   Series C, 5.38%, 6/1/19,
   Callable 6/1/10 @ 101, FSA                  560         614
Metropolitan Transportation Authority,
   Revenue, Series I,
   7.00%, 7/1/09, AMBAC                        250         300
Nassau County Industrial Development
   Agency, Civic Facilities Revenue,
   Hofstra University Project,
   5.00%, 7/1/23,
   Callable 7/1/08 @ 102, MBIA                 150         155
New York City Industrial Development
   Agency, Civic Facilities,
   USTA National Tennis Center Project,
   6.38%, 11/15/14,
   Callable 11/15/04 @ 102, FSA                200         218
New York City Municipal Water
   Finance Authority,
   Water & Sewer System Revenue,
   0.00%, 6/15/19, MBIA                      3,000       1,460
New York City Transitional Finance
   Authority Revenue, Series C,
   5.00%, 5/1/29,
   Callable 5/1/09 @ 101, MBIA              $  185     $   189
New York City Transitional Finance
   Authority Revenue, Series C,
   5.00%, 5/1/29,
   Prerefunded 5/1/09 @ 101, MBIA              315         358
New York City, Series B, GO,
   7.00%, 10/1/18,
   Callable 10/1/03 @ 100, FSA                 300         307
New York City, Series C, GO,
   7.00%, 2/1/12,
   Callable 8/1/03 @ 100, FGIC                  60          61
New York, GO,
   1.26%*, 5/1/03**                            500         500
North Hempstead,
   4.75%, 1/15/23,
   Callable 1/15/08 @ 101, FGIC                750         758
Rome City School District, GO,
   5.50%, 6/15/18,
   Callable 6/15/09 @ 101, FSA                 335         375
Southwestern Central School District,
   5.00%, 6/15/21,
   Callable 6/15/10 @ 101, FSA                 500         524
State Dormitory Authority,
   City University, Series 2,
   6.75%, 7/1/24,
   Prerefunded 7/1/04 @ 102, MBIA              700         760
State Dormitory Authority, Revenue,
   Canisius College,
   5.25%, 7/1/30,
   Callable 7/1/11 @ 101, MBIA                 750         787
State Dormitory Authority, Revenue,
   Hamilton College,
   5.00%, 7/1/28,
   Callable 7/1/09 @ 101, MBIA                 500         512
State Dormitory Authority, Revenue,
   Memorial Sloan-Kettering Cancer Center,
   0.00%, 7/1/18, MBIA                       1,010         518
State Dormitory Authority, Revenue,
   Mental Health Services Facilities,
   Series C, 4.75%, 8/15/19,
   Callable 2/15/09 @ 101, MBIA                250         257
State Dormitory Authority, Revenue,
   State University Educational Facilities,
   Series A, 4.75%, 5/15/25,
   Callable 5/15/08 @ 100, MBIA                750         754
State Dormitory Authority,
   Yeshiva University,
   5.00%, 7/1/26,
   Callable 7/1/11 @ 100, AMBAC                500         513
State Local Government Assistance Corp.,
   Series B, 4.88%, 4/1/20,
   Callable 4/1/08 @ 101, MBIA                 500         516

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                    Schedules of Investments--continued
New York Municipal Bond Fund                                   April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                          Shares or
                                          Principal
Security Description                        Amount       Value

State Thruway Authority,
   Series C, Revenue, 6.00%, 1/1/25,
   Prerefunded 1/1/05 @ 102, FGIC           $  550     $   604
Taconic Hills Central School District
   at Craryville, GO,
   4.50%, 6/15/21,
   Callable 6/15/12 @ 100, FGIC              1,000       1,004
Webster Central School District,
   5.13%, 6/15/16,
   Callable 6/15/09 @ 101, FGIC                300         322
William Floyd School District,
   Series B, GO, 5.00%, 6/15/24,
   Callable 6/15/12 @ 101, MBIA                750         780
Yonkers, 5.25%, 10/1/19,
   Callable 10/1/10 @ 101, FGIC                500         540

Total New York Municipal Bonds (Cost $18,427)           20,342

Investment Companies (1.5%)

Blackrock Institutional Municipal Fund     320,742         321

Total Investment Companies (Cost $321)                     321

Total Investments (Cost $18,748) (a) -- 98.6%           20,663

Other assets in excess of liabilities -- 1.4%              301

NET ASSETS -- 100.0%                                   $20,964

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                             $1,915
    Unrealized depreciation                                 --

    Net unrealized appreciation                         $1,915

* Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect April 30, 2003.

**  The date reflects the next rate change date.

AMBAC -- Insured by American Municipal Bond Assurance Corp.

FGIC -- Insured by Financial Guaranty Insurance Co.

FSA -- Insured by Financial Security Assurance

GO -- General Obligation

MBIA -- Insured by Municipal Bond Insurance Assoc.

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                               Schedules of Investments
Ohio Municipal Bond Fund                                       April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

Municipal Bonds (96.4%)

General Obligations (60.3%):
Business & Public Services (0.3%):
Clark County Improvements,
   Human Services,
   3.50%, 12/1/08, AMBAC                    $  360    $    378
Mount Vernon Knox County
   Public Library District,
   5.15%, 12/1/09                              220         249

                                                           627

County, City & Special District (4.3%):
Butler County,
   5.60%, 12/1/09,
   Callable 12/1/06 @ 101, AMBAC               180         204
Columbus,
   5.25%, 1/1/11                             1,000       1,130
Erie County,
   5.50%, 10/1/20,
   Callable 10/1/10 @ 100, FGIC                250         275
Madison County,
   7.00%, 12/1/19,
   Prerefunded 12/1/04 @ 102, AMBAC            600         666
Miamisburg,
   2.25%, 12/1/05, MBIA                        100         102
Monroe Falls, Series A,
   6.95%, 12/1/14,
   Callable 12/1/04 @ 101, AMBAC             1,000       1,100
Newark Capital Appreciation,
   0.00%, 12/1/16, FGIC                      1,490         843
Sharonville,
   1.50%, 12/1/03, FGIC                        400         401
Summit County, Series A,
   6.90%, 8/1/12,
   Prerefunded 8/1/03 @ 100, AMBAC             230         233
Summit County, Series R,
   5.50%, 12/1/13, FGIC                        250         290
Summit County, Series R,
   5.50%, 12/1/16, FGIC                        535         625
Summit County, Series R,
   5.50%, 12/1/17, FGIC                        930       1,086
Summit County, Series R,
   5.50%, 12/1/18, FGIC                      1,095       1,278
Warren County Special Assesment,
   6.55%, 12/1/14                              725         873

                                                         9,106

Education (43.4%):
Anthony Wayne Local School District,
   5.75%, 12/1/30,
   Callable 12/1/10 @ 101, FSA               2,215       2,484
Avon Local School District,
   5.50%, 12/1/04, AMBAC                       465         496
Avon Local School District,
   5.55%, 12/1/05, AMBAC                       250         276
Barnesville Village School District,
   District Credit Program,
   5.75%, 12/1/22,
   Callable 12/1/10 @ 101                   $  500    $    547
Batavia Local School District,
   7.00%, 12/1/14,
   Prerefunded 12/1/05 @ 102, MBIA           1,500       1,738
Brecksville-Broadview Heights
   City School District,
   6.50%, 12/1/16,
   Callable 12/1/06 @ 102, FGIC              1,000       1,171
Brunswick City School
   District Improvements,
   6.00%, 12/1/26,
   Callable 12/1/09 @ 101, FGIC                500         576
Cincinnati City School
   District Improvements,
   5.00%, 12/1/22,
   Callable 12/1/12 @ 100, FSA               2,000       2,093
Dublin City School District,
   Capital Appreciation,
   0.00%, 12/1/09, MBIA                      1,000         811
East Holmes Local School District,
   6.13%, 12/1/20,
   Callable 12/1/10 @ 102, FGIC                500         573
Edgewood City School District,
   Capital Appreciation, Series A,
   0.00%, 12/1/15, MBIA                      1,610         961
Fairfield City School District,
   7.45%, 12/1/14, FGIC                      1,000       1,307
Geneva Area City School District,
   School Improvements,
   4.50%, 12/1/22,
   Callable 12/1/13 @ 100, MBIA                500         500
Geneva Area City School District,
   School Improvements,
   4.50%, 12/1/30,
   Callable 12/1/13 @ 100, MBIA              1,500       1,456
Grandview Heights
   City School District,
   0.00%, 12/1/14, FSA                         540         339
Hamilton City School District
   Improvements, Series A,
   5.38%, 12/1/16,
   Callable 12/1/11 @ 100, FGIC              1,200       1,337
Hamilton City School District
   Improvements, Series A,
   6.15%, 12/1/16,
   State Aid Withholding                       600         739
Hilliard School District,
   0.00%, 12/1/16, FGIC                      3,720       2,105
Hilliard School District,
   0.00%, 12/1/17, FGIC                      3,720       1,992
Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/14, AMBAC                       250         157

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                    Schedules of Investments--continued
Ohio Municipal Bond Fund                                       April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

Indian Lake Local School District,
   Capital Appreciation,
   7.00%, 12/1/14,
   Callable 12/1/05 @ 102, AMBAC            $2,500    $  2,875
Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/15, AMBAC                       250         149
Indian Lake Local School District,
   Capital Appreciation,
   0.00%, 12/1/16, AMBAC                       250         141
Jackson Local School District,
   5.63%, 12/1/25,
   Callable 12/1/10 @ 100, FSA               1,500       1,654
Kenston Local School District,
   Capital Appreciation,
   0.00%, 12/1/13, FSA                         400         265
Kenston Local School District,
   School Improvements,
   4.50%, 12/1/29,
   Callable 6/1/13 @ 100, MBIA               2,600       2,533
La Brae Local School District,
   Classroom Facilities Improvements,
   4.20%, 12/1/11, AMBAC                       320         340
La Brae Local School District,
   Classroom Facilities Improvements,
   4.30%, 12/1/12, AMBAC                       285         304
Lake Local School District, Wood County,
   4.60%, 12/1/11, MBIA                        450         490
Lake Local School District, Wood County,
   5.30%, 12/1/21,
   Callable 12/1/11 @ 101, MBIA              1,575       1,703
Lakeview Local School District,
   6.95%, 12/1/19                            1,250       1,387
Liberty Benton Local School District,
   Capital Appreciation,
   0.00%, 12/1/15, AMBAC                       570         340
Liberty Benton Local School District,
   Capital Appreciation,
   0.00%, 12/1/16, AMBAC                       285         161
Lima City School District,
   5.20%, 12/1/06, AMBAC                       255         284
Lima City School District,
   5.00%, 12/1/07, AMBAC                       405         452
Lima City School District,
   5.00%, 12/1/08, AMBAC                       400         448
Lima City School District,
   0.00%, 12/1/14, AMBAC                       520         326
Lima City School District,
   6.00%, 12/1/22,
   Callable 12/1/10 @ 102, AMBAC             2,000       2,250
London City School District,
   2.35%, 12/1/03, FGIC                        250         252
London City School District, School
   Facilities Construction and Improvement,
   5.50%, 12/1/16,
   Callable 12/1/11 @ 100, FGIC              1,250       1,403
Lorain City School District,
   Capital Appreciation-Classroom
   Facilities Improvements,
   0.00%, 12/1/13, MBIA                     $  750    $    496
Lorain City School District,
   Capital Appreciation-Classroom
   Facilities Improvements,
   0.00%, 12/1/14, MBIA                        750         472
Lorain City School District,
   Capital Appreciation-Classroom
   Facilities Improvements,
   0.00%, 12/1/15, MBIA                        750         448
Marion Local School District,
   5.75%, 12/1/22,
   Callable 12/1/10 @ 101, MBIA                230         259
Marysville Exempt Village School District,
   0.00%, 12/1/13, AMBAC                       555         367
Marysville Exempt Village School District,
   0.00%, 12/1/16, MBIA                        500         288
Marysville Exempt Village School District,
   0.00%, 12/1/17, AMBAC                       955         511
Marysville Exempt Village School District,
   5.25%, 12/1/18,
   Callable 12/1/12 @ 100, MBIA                605         664
Marysville Exempt Village School District,
   6.00%, 12/1/24,
   Callable 12/1/10 @ 101, AMBAC               725         872
Minerva Local School District,
   Classroom Facilities,
   5.13%, 12/1/20,
   Callable 12/1/12 @ 100, MBIA              2,700       2,885
Mount Vernon City School District,
   7.50%, 12/1/14,
   Callable 12/1/04 @ 101, FGIC                500         552
Newcomerstown Exempt Village
   School Facilities,
   6.25%, 12/1/23,
   Callable 12/1/10 @ 102, MBIA                900       1,027
Nordonia Hills City School District,
   5.45%, 12/1/25,
   Callable 12/1/10 @ 101, AMBAC             1,500       1,621
Nordonia Hills City School District,
   5.38%, 12/1/20,
   Callable 12/1/10 @ 101, AMBAC             1,500       1,628
North Canton City School District,
   5.90%, 12/1/14,
   Prerefunded 12/1/04 @ 102, AMBAC          2,000       2,186
Northwest Local School District,
   Capital Appreciation,
   0.00%, 12/1/13, AMBAC                       280         185
Olentangy Local School District,
   Series A, 6.25%, 12/1/14,
   Prerefunded 12/1/04 @ 102                   500         549
Sidney City School District,
   4.70%, 12/1/11, FGIC                        200         220

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                    Schedules of Investments--continued
Ohio Municipal Bond Fund                                       April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

South-Western City School District,
   4.75%, 12/1/26,
   Callable 12/1/09 @ 100, AMBAC            $5,000    $  5,036
Springfield City School District,
   Capital Appreciation,
   0.00%, 12/1/11, AMBAC                     1,715       1,248
Springfield City School District,
   Capital Appreciation,
   4.50%, 12/1/11, FGIC                        500         541
Springfield City School District,
   Capital Appreciation,
   0.00%, 12/1/14, FGIC                      1,800       1,132
Springfield City School District,
   Capital Appreciation,
   5.00%, 12/1/17,
   Callable 12/1/11 @ 102, FGIC                500         544
State Community Schools,
   Capital Facilities Improvements,
   Series A, 4.75%, 6/15/19,
   Callable 6/15/10 @ 100                    1,500       1,552
State Higher Education, Capital Facility,
   Series A, 4.00%, 2/1/04                     260         266
State Higher Education, Capital Facility,
   Series A, 5.25%, 2/1/09                     230         260
State Higher Education,
   Series A, 3.00%, 8/1/05                     715         740
State Higher Education,
   Series A, 4.25%, 8/1/06                   3,155       3,408
State Higher Education,
   Series A, 4.25%, 8/1/07                   2,250       2,443
State Higher Education,
   Series A, 5.38%, 8/1/15                   5,585       6,286
State Higher Education,
   Series B, 4.00%, 11/1/05                  1,000       1,063
State Higher Education,
   Series B, 4.25%, 11/1/11                    550         586
Trotwood-Madison City School District,
   Capital Appreciation,
   0.00%, 12/1/13, FGIC                        685         453
Wadsworth City School District,
   Capital Appreciation,
   0.00%, 12/1/08, FGIC                        555         471
Wadsworth City School District,
   Capital Appreciation,
   0.00%, 12/1/11, FGIC                        555         404
West Clermont Local School District,
   0.00%, 12/1/13, FSA                         400         265
West Clermont Local School District,
   0.00%, 12/1/15, FSA                         870         519
Woodridge Local School District,
   6.00%, 12/1/19,
   Prerefunded 12/1/04 @ 102, AMBAC          1,000       1,095
Worthington City School District,
   5.90%, 6/1/07, FGIC                       1,000       1,146
Worthington City School District,
   5.90%, 12/1/08, FGIC                      1,945       2,285
Worthington City School District,
   6.00%, 12/1/10, FGIC                     $2,175    $  2,583
Worthington City School District,
   6.00%, 12/1/11, FGIC                      2,255       2,691

                                                        91,662

Housing (0.6%):
Cincinnati, 6.30%, 12/1/15,
   Callable 6/1/05 @ 101, AMT                1,250       1,320

Public Facilities (Convention,
   Sport, Public Buildings) (1.2%):
Athens Recreation Facilities,
   4.75%, 12/1/08, FGIC                        200         222
Hilliard, 5.25%, 12/1/27,
   Callable 12/1/12 @ 100                      625         659
Lorain County Justice Center,
   3.00%, 12/1/03, FGIC                        200         202
Lorain County Justice Center,
   3.05%, 12/1/05, FGIC                        155         161
Lorain County Justice Center,
   3.30%, 12/1/06, FGIC                        180         190
Lorain County Justice Center,
   4.20%, 12/1/11, FGIC                        385         408
Lorain County Justice Center,
   4.25%, 12/1/12, FGIC                        250         265
Medina, 4.45%, 12/1/16,
   Callable 12/1/12 @ 100                      400         415

                                                         2,522

Public Improvements (4.7%):
Akron, 2.00%, 12/1/04, MBIA                    340         344
Akron, 5.50%, 12/1/21,
   Callable 12/1/10 @ 101                      510         553
Akron, 5.00%, 12/1/23,
   Callable 12/1/12 @ 100, MBIA                500         520
Cincinnati, 5.00%, 12/1/09                   2,455       2,772
Cincinnati, 5.00%, 12/1/10                   2,955       3,321
Columbus, Series 1, 5.50%, 11/15/08          1,000       1,156
Columbus, Series 1, 5.50%, 11/15/10          1,000       1,159

                                                         9,825

Transportation (4.5%):
State Highway Capital Improvements,
   Series C, 4.50%, 5/1/03                   1,400       1,400
State Highway Capital Improvements,
   Series E, 5.25%, 5/1/04                   1,750       1,822
State Highway Capital Improvements,
   Series F, 5.25%, 5/1/10                     500         567
State Infrastructure Improvement,
   Series C, 5.00%, 8/1/04                   2,110       2,210
State Infrastructure Improvement,
   Series C, 5.00%, 8/1/05                   2,220       2,397
Toledo, Street Improvements,
   5.00%, 12/1/16,
   Callable 12/1/11 @ 100, MBIA              1,050       1,132

                                                         9,528

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                    Schedules of Investments--continued
Ohio Municipal Bond Fund                                       April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

Utilities (Sewers, Telephone,
   Electric) (1.3%):
Avon, Route 83 Sewer Improvements,
   6.50%, 12/1/15                           $  335    $    415
Canton, Waterworks System,
   5.75%, 12/1/10,
   Callable 12/1/05 @ 102, AMBAC               500         561
Huron County, Landfill Issue II,
   5.40%, 12/1/07, MBIA                        285         325
Huron County, Landfill Issue II,
   5.60%, 12/1/09,
   Callable 12/1/07 @ 102, MBIA                320         369
Toledo, Sewer Improvements,
   6.10%, 12/1/14,
   Callable 12/1/04 @ 102, AMBAC             1,000       1,096

                                                         2,766

                                                       127,356

Revenue Bonds (36.1%):
Education (16.1%):
Bowling Green State University
   General Receipts,
   4.80%, 6/1/10, FGIC                       1,000       1,102
Cincinnati Technical College,
   5.00%, 10/1/10, AMBAC                       500         559
Cincinnati Technical College,
   5.00%, 10/1/12, AMBAC                       650         725
Cleveland, State University
   General Receipts, Series A,
   3.75%, 6/1/11, FGIC                         500         512
Franklin County Online
   Computer Library Center,
   3.00%, 4/15/05                            1,000       1,021
Franklin County Online
   Computer Library Center,
   3.00%, 4/15/06                            1,000       1,021
State Higher Education Capital Facilities,
   Series II-A, 5.25%, 12/1/06               1,400       1,567
State Higher Education Capital Facilities,
   Series II-A, 5.50%, 12/1/08               5,000       5,765
State Higher Education Facility Revenue,
   Denison University Project,
   4.75%, 11/1/05                            1,285       1,387
State Higher Education Facility
   Revenue, Denison University Project,
   5.13%, 11/1/21,
   Callable 11/1/11 @ 101                    2,000       2,113
State Higher Education Facility Revenue,
   Ohio Northern University Project,
   3.50%, 5/1/09                               780         798
State Higher Education Facility Revenue,
   Xavier University Project,
   2.00%, 5/1/05, FGIC                         240         243
State Higher Education Facility Revenue,
   Xavier University Project,
   6.00%, 5/15/08,
   Callable 5/15/07 @ 102, MBIA                500         575
State Public Facility Commission,
   Higher Educational Facilities Revenue,
   Series II-A, 4.50%, 12/1/03              $  500    $    510
State Special Obligation, Elementary
   & Secondary Education Facilities,
   Series A, 5.00%, 6/1/07, AMBAC            1,100       1,224
State Special Obligation, Elementary
   & Secondary Education Facilities,
   Series B, 5.00%, 12/1/06, FSA             1,550       1,722
State University General Receipts,
   Series A, 5.75%, 12/1/24,
   Callable 12/1/09 @ 101                    1,250       1,398
University of Cincinnati General Receipts,
   Series C, 3.00%, 6/1/05, FGIC             2,730       2,819
University of Cincinnati General Receipts,
   Series C, 3.00%, 6/1/06, FGIC             3,720       3,865
University of Cincinnati General Receipts,
   Series F, 5.00%, 6/1/23,
   Callable 6/1/12 @ 100                     1,700       1,759
University of Cincinnati General Receipts,
   Series F, 5.00%, 6/1/24,
   Callable 6/1/12 @ 100                     1,000       1,029
Wright State University General Receipts,
   4.00%, 5/1/06, MBIA                         710         757
Wright State University General Receipts,
   4.00%, 5/1/07, MBIA                       1,280       1,370
Wright State University General Receipts,
   3.00%, 5/1/08, MBIA                         150         153

                                                        33,994

Hospitals, Nursing Homes
   & Health Care (1.1%):
Lake County Hospital,
   Improvement Facilities,
   6.38%, 8/15/03, AMBAC                       300         304
Lucas County Hospital Revenue,
   5.75%, 11/15/14,
   Prerefunded 11/15/06 @ 102, MBIA          1,785       1,942

                                                         2,246

Housing (3.1%):
Capital Corp. for Housing Management,
   Kent Gardens,
   Series II, 6.35%, 7/1/15,
   Callable 1/1/04 @ 100.50, MBIA FHA        1,000       1,011
Capital Corp. for Housing Management,
   Springhill Homes,
   Series C, 6.50%, 7/1/24,
   Callable 1/1/04 @ 102, MBIA FHA             920         949
Cuyahoga County Multifamily,
   Water Street Assoc.,
   5.60%, 6/20/08, GNMA AMT                    370         404
Greater Cincinnati Elderly Housing
   Finance Corp., Walnut Towers,
   Series A, 6.90%, 8/1/25,
   Callable 8/1/04 @ 102, FHA                2,020       2,175

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                    Schedules of Investments--continued
Ohio Municipal Bond Fund                                       April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                          Principal
Security Description                        Amount       Value

Housing Finance Agency,
   Residential, Series A-1,
   5.70%, 9/1/09, GNMA AMT                  $  805    $    886
Housing Finance Agency, Residential,
   Series A-1, 6.35%, 9/1/31,
   Callable 9/1/09 @ 100, GNMA AMT           1,130       1,213

                                                         6,638

Public Facilities (Convention,
   Sport, Public Buildings) (2.5%):
Crawford County Correctional Facilities,
   6.75%, 12/1/19,
   Prerefunded 12/01/04 @ 102, AMBAC         1,385       1,533
State Building Authority,
   Adult Correctional Facilities,
   Series A, 5.00%, 10/1/03                  1,000       1,016
State Building Authority,
   Adult Correctional Facilities,
   Series A, 6.13%, 10/1/12,
   Prerefunded 10/1/03 @ 102                 1,000       1,041
State Building Authority,
   Arts Facilities Project,
   Series A, 4.00%, 4/1/14,
   Callable 4/1/13 @ 100                       635         646
State Building Authority,
   James A. Rhodes State Office,
   Series A, 5.00%, 6/1/08                   1,000       1,118

                                                         5,354

Public Improvements (1.1%):
Franklin County Development,
   American Chemical Society Project,
   5.00%, 10/1/06                            1,350       1,472
State Economic Development,
   ABS Industries Inc. Project,
   6.00%, 6/1/04, AMT                          160         164
Twinsburg,
   5.50%, 12/1/15,
   Callable 12/1/11 @ 100, FGIC                600         679

                                                         2,315

Transportation (3.6%):
State Infrastructure Revenue,
   5.00%, 12/15/07                           1,175       1,319
State Turnpike Commission,
   Series A, 5.50%, 2/15/26,
   Prerefunded 2/15/06 @ 102, MBIA           5,500       6,182

                                                         7,501

Utilities (Sewers, Telephone,
   Electric) (3.9%):
Akron Sewer System Revenue,
   4.95%, 12/1/10, AMBAC                       300         333
Cleveland Public Power Systems,
   Series A, 7.00%, 11/15/16,
   Prerefunded 11/15/04 @ 102, MBIA            340         377
Cleveland Public Power Systems,
   Series A, 7.00%, 11/15/16,
   Prerefunded 11/15/04 @ 102, MBIA         $  410    $    454
Cleveland Public Power Systems,
   Series A, 7.00%, 11/15/24,
   Prerefunded 11/15/04 @ 102, MBIA          1,985       2,199
Cuyahoga County Utility System,
   Medical Center Co. Project,
   Series B, 5.85%, 8/15/10,
   Callable 8/15/05 @ 102, MBIA AMT          1,500       1,660
Greene County Sewer System Revenue,
   4.00%, 12/1/14,
   Callable 12/1/13 @ 100, AMBAC               830         845
Greene County Sewer System Revenue,
   4.25%, 12/1/17,
   Callable 12/1/13 @ 100, AMBAC               480         488
Hamilton County Sewer Systems Revenue,
   Series A, 6.00%, 12/1/05, FGIC            1,080       1,202
Municipal Electric Generation Agency,
   0.00%, 2/15/29, AMBAC                     2,500         703

                                                         8,261

Utilities -- Water (4.7%):
Akron Waterworks Revenue,
   5.63%, 12/1/20,
   Callable 6/1/10 @ 100, AMBAC              1,250       1,394
Avon Lake Water System Revenue,
   Series A, 5.50%, 10/1/17,
   Callable 10/1/10 @ 100, AMBAC               420         471
Avon Lake Water System Revenue,
   Series A, 5.50%, 10/1/18,
   Callable 10/1/10 @ 100, AMBAC               445         496
Cleveland Waterworks,
   Series H, 5.75%, 1/1/21,
   Prerefunded 1/1/06 @ 102, MBIA              940       1,059
Cleveland Waterworks,
   Series J, 5.00%, 1/1/04                   1,000       1,026
Cleveland Waterworks,
   Series J, 5.00%, 1/1/05                   1,000       1,059
Huber Heights Water Systems,
   Capital Appreciation,
   0.00%, 12/1/24, MBIA                      1,000         355
Huber Heights Water Systems,
   Capital Appreciation,
   0.00%, 12/1/25, MBIA                      1,000         335
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/15,
   Callable 12/1/12 @ 101, FSA                 615         675
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/16,
   Callable 12/1/12 @ 101, FSA                 645         703
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/17,
   Callable 12/1/12 @ 101, FSA                 680         736

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                    Schedules of Investments--continued
Ohio Municipal Bond Fund                                       April 30, 2003
(Amounts in Thousands, Except Shares)                             (Unaudited)

                                          Shares or
                                          Principal
Security Description                        Amount       Value

Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/18,
   Callable 12/1/12 @ 101, FSA              $  710    $    763
Warren County Waterworks Revenue,
   Warren County Water District,
   5.00%, 12/1/19,
   Callable 12/1/12 @ 101, FSA                 745         795

                                                         9,867

                                                        76,176

Total Municipal Bonds (Cost $190,056)                  203,532

Investment Companies (2.3%)

Blackrock Ohio Money Market              3,000,000       3,000
Touchstone Ohio Money Market             1,940,646       1,941

Total Investment Companies (Cost $4,941)                 4,941

Total Investments (Cost $194,997) (a) -- 98.7%         208,473

Other assets in excess of liabilities -- 1.3%            2,760

NET ASSETS -- 100.0%                                  $211,233

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $13,574
    Unrealized depreciation                               (98)

    Net unrealized appreciation                       $13,476

AMBAC -- Insured by American Municipal Bond Assurance Corp.

AMT -- Alternative Minimum Tax

FGIC -- Insured by Financial Guaranty Insurance Corp.

FHA -- Insured by Federal Home Association

FSA -- Insured by Financial Security Assurance

GNMA -- Insured by Government National Mortgage Association

MBIA -- Insured by Municipal Bond Insurance Association

                      See notes to financial statements.


                                         Statements of Assets and Liabilities
The Victory Portfolios                                         April 30, 2003
(Amounts in Thousands, Except Per Share Amounts)                  (Unaudited)


                                                                                National         New York         Ohio
                                                                               Municipal        Municipal       Municipal
                                                                                  Bond             Bond           Bond
                                                                                  Fund             Fund           Fund

ASSETS:
Investments, at value (Cost $86,533; $18,748; $194,997)                          $90,289          $20,663        $208,473
Cash                                                                                  50               50              50
Interest and dividends receivable                                                    943              242           3,152
Receivable from brokers for investments sold                                       1,500               --           6,149
Receivable from affiliates                                                            31                5               3
Prepaid expenses and other assets                                                     20               15               2

         Total Assets                                                             92,833           20,975         217,829

LIABILITIES:
Payable to brokers for investments purchased                                       5,430               --           6,406
Accrued expenses and other payables:
     Investment advisory fees                                                         32                7             104
     Administration fees                                                               1               --               2
     Custodian fees                                                                    4               --               6
     Accounting fees                                                                  --                1              --
     Transfer agent fees                                                               3                2               8
     Shareholder service fees                                                          9               --              49
     Other                                                                             3                1              21

         Total Liabilities                                                         5,482               11           6,596

NET ASSETS:
Capital                                                                           83,161           19,020         197,169
Accumulated net investment income                                                     --               45              31
Net unrealized appreciation from investments                                       3,756            1,915          13,476
Accumulated net realized gains (losses)
   from investment transactions                                                      434              (16)            557

         Net Assets                                                              $87,351          $20,964        $211,233

Outstanding units of beneficial interest (shares) -- Class A                       7,918            1,589          17,344

Net asset value
     Redemption price per share -- Class A                                       $ 11.03          $ 13.20        $  12.18

Maximum sales charge -- Class A                                                     2.00%            2.00%           2.00%

Maximum offering price per share (100%/(100%-maximum sales charge)
   of net asset value adjusted to nearest cent) -- Class A                       $ 11.26          $ 13.47        $  12.43


                      See notes to financial statements.


                                                      Statements of Operations
The Victory Portfolios                 For the Six Months Ended April 30, 2003
(Amounts in Thousands)                                             (Unaudited)


                                                                                      National         New York            Ohio
                                                                                      Municipal        Municipal         Municipal
                                                                                        Bond             Bond              Bond
                                                                                      Fund<F1>         Fund<F1>          Fund<F1>

Investment Income:
Interest income                                                                        $1,436           $  529            $4,493
Dividend income                                                                            28                4                37

     Total Income                                                                       1,464              533             4,530

Expenses:
Investment advisory fees                                                                  226               61               633
Administration fees                                                                        50               13               128
Shareholder service fees -- Class A                                                        95               25               189
12b-1 fees -- Class G <F1>                                                                  8                3                74
Accounting fees                                                                            35               23                42
Custodian fees                                                                             14                4                24
Legal and audit fees                                                                        3                1                10
Trustees' fees and expenses                                                                 2               --                 5
Transfer agent fees                                                                        22                8                33
Registration and filing fees                                                               16               11                11
Printing fees                                                                               2                1                 4
Other                                                                                       2                1                 4

     Total Expenses                                                                       475              151             1,157

Expenses voluntarily reduced by adviser and administrator                                 (41)             (23)               --

     Expenses before reimbursement from administrator                                     434              128             1,157
     Expenses reimbursed by administrator                                                 (77)             (30)               --

     Net Expenses                                                                         357               98             1,157

Net Investment Income                                                                   1,107              435             3,373

Realized/unrealized gains from investments:
Net realized gains from investment transactions                                           426               28               445
Change in unrealized appreciation/depreciation from investments                         1,222              556             3,118

Net realized/unrealized gains from investments                                          1,648              584             3,563

Change in net assets resulting from operations                                         $2,755           $1,019            $6,936


<F1> Class G Shares were exchanged into Class A Shares effective January
     17, 2003.



                     See notes to financial statements.


The Victory Portfolios                     Statements of Changes in Net Assets
(Amounts in Thousands)


                                                     National Municipal          New York Municipal           Ohio Municipal
                                                          Bond Fund                   Bond Fund                  Bond Fund

                                                      Six                         Six                        Six
                                                    Months         Year         Months         Year        Months         Year
                                                     Ended         Ended         Ended         Ended        Ended         Ended
                                                   April 30,    October 31,    April 30,    October 31,   April 30,    October 31,
                                                     2003          2002          2003          2002         2003          2002
                                                  (Unaudited)                 (Unaudited)                (Unaudited)

From Investment Activities:
Operations:
     Net investment income                         $  1,107      $  1,959       $   435       $   853     $   3,373      $  6,882
     Net realized gains (losses) from
       investment transactions                          426         1,273            28           (61)          445         1,568
     Net change in unrealized appreciation/
       depreciation from investments                  1,222           687           556           358         3,118         1,007

Change in net assets resulting from operations        2,755         3,919         1,019         1,150         6,936         9,457

Distributions to Shareholders:
     From net investment income:
         Class A                                     (1,057)       (1,671)         (383)         (651)       (2,611)       (2,463)
         Class G <F1>                                   (67)         (295)          (26)         (184)         (764)       (4,312)
     From net realized gains from
       investment transactions                       (1,017)       (2,756)           --           (48)       (1,496)       (3,670)

Change in net assets from distributions
   to shareholders                                   (2,141)       (4,722)         (409)         (883)       (4,871)      (10,445)

Capital Transactions:
     Proceeds from shares issued                     25,196        58,194         6,018         6,668        13,656        46,559
     Proceeds from shares exchanged
       from Class G                                  19,548            --         4,634            --       137,846            --
     Dividends reinvested                             1,346         2,960           201           484         2,637         5,572
     Cost of shares redeemed                        (19,794)      (44,396)       (8,855)       (4,698)      (19,971)      (31,200)
     Cost of shares exchanged to Class A            (19,548)           --        (4,634)           --      (137,846)           --

Change in net assets from capital transactions        6,748        16,758        (2,636)        2,454        (3,678)       20,931

Change in net assets                                  7,362        15,955        (2,026)        2,721        (1,613)       19,943

Net Assets:
     Beginning of period                             79,989        64,034        22,990        20,269       212,846       192,903

     End of period                                 $ 87,351      $ 79,989       $20,964       $22,990     $ 211,233      $212,846

Share Transactions:
     Issued                                           2,307         5,422           465           526         1,136         3,930
     Issued in connection with
       exchange from Class G                          1,796            --           358            --        11,451            --
     Reinvested                                         124           276            16            39           219           471
     Redeemed                                        (1,813)       (4,123)         (683)         (374)       (1,658)       (2,638)
     Redeemed in connection with
       exchange to Class A                           (1,795)           --          (360)           --       (11,469)           --

Change in Shares                                        619         1,575          (204)          191          (321)        1,763


<F1> Class G Shares were exchanged into Class A Shares effective January 17,
     2003.



                      See notes to financial statements.


The Victory Portfolio                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                          National Municipal Bond Fund

                                                                                 Class A Shares

                                                  Six
                                                Months         Year           Year           Year          Year           Year
                                                 Ended         Ended          Ended          Ended         Ended          Ended
                                               April 30,    October 31,    October 31,    October 31,   October 31,    October 31,
                                                 2003          2002           2001           2000          1999           1998
                                              (Unaudited)

Net Asset Value, Beginning of Period            $ 10.96      $ 11.19        $ 10.52        $ 10.17       $ 10.92        $ 10.51

Investment Activities:
     Net investment income                         0.15         0.29           0.36           0.40          0.41           0.43
     Net realized and unrealized gain
       (loss) on investments                       0.21         0.25           0.87           0.40         (0.51)          0.41

         Total from Investment Activities          0.36         0.54           1.23           0.80         (0.10)          0.84

Distributions

     Net investment income                        (0.15)       (0.29)         (0.36)         (0.40)        (0.41)         (0.43)
     Net realized gains                           (0.14)       (0.48)         (0.20)         (0.05)        (0.24)            --

         Total Distributions                      (0.29)       (0.77)         (0.56)         (0.45)        (0.65)         (0.43)

Net Asset Value, End of Period                  $ 11.03      $ 10.96        $ 11.19        $ 10.52       $ 10.17        $ 10.92

Total Return (excludes sales charge)               3.33%<F2>    5.10%         12.09%          8.07%        (0.99)%         8.15%

Ratios/Supplemental Data:
Net Assets at end of period (000)               $87,351      $65,976        $55,279        $36,516       $37,579        $47,296
Ratio of expenses to
   average net assets                              0.94%<F3>    0.88%          1.05%          1.04%         0.86%          0.67%
Ratio of net investment income
   to average net assets                           2.92%<F3>    2.70%          3.28%          3.93%         3.80%          4.02%
Ratio of expenses to
   average net assets<F1>                          1.25%<F3>    1.18%          1.21%          1.33%         1.24%          1.22%
Ratio of net investment income
   to average net assets<F1>                       2.61%<F3>    2.40%          3.12%          3.64%         3.42%          3.47%
Portfolio turnover                                   56%         330%           472%           270%          127%           152%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                          New York Municipal Bond Fund

                                                                                 Class A Shares

                                                  Six
                                                Months         Year           Year           Year          Year           Year
                                                 Ended         Ended          Ended          Ended         Ended          Ended
                                               April 30,    October 31,    October 31,    October 31,   October 31,    October 31,
                                                 2003          2002           2001           2000          1999           1998
                                              (Unaudited)

Net Asset Value, Beginning of Period           $ 12.84       $ 12.66        $ 12.17        $ 11.99       $ 12.80        $ 12.68

Investment Activities:
     Net investment income                        0.26          0.51           0.59           0.61          0.61           0.61
     Net realized and unrealized gain
       (loss) on investments                      0.35          0.20           0.48           0.19         (0.81)          0.14

         Total from Investment Activities         0.61          0.71           1.07           0.80         (0.20)          0.75

Distributions
     Net investment income                       (0.25)        (0.50)         (0.58)         (0.62)        (0.61)         (0.61)
     Net realized gains                             --         (0.03)            --             --            --          (0.02)

         Total Distributions                     (0.25)        (0.53)         (0.58)         (0.62)        (0.61)         (0.63)

Net Asset Value, End of Period                 $ 13.20       $ 12.84        $ 12.66        $ 12.17       $ 11.99        $ 12.80

Total Return (excludes sales charge)              4.77%<F2>     5.80%          8.98%          7.00%        (1.74)%         6.12%

Ratios/Supplemental Data:
Net Assets at end of period (000)              $20,964       $17,314        $15,458        $14,082       $14,084        $18,073
Ratio of expenses to
   average net assets                             0.98%<F3>     0.88%          1.05%          0.98%         0.95%          0.94%
Ratio of net investment income
   to average net assets                          4.36%<F3>     4.07%          4.80%          5.08%         4.82%          4.85%
Ratio of expenses to
   average net assets<F1>                         1.51%<F3>     1.42%          1.49%          1.60%         1.42%          1.35%
Ratio of net investment income
   to average net assets<F1>                      3.83%<F3>     3.53%          4.36%          4.46%         4.35%          4.44%
Portfolio turnover                                   0%           23%            45%            26%           28%            38%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.


                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                            Ohio Municipal Bond Fund

                                                                                 Class A Shares

                                                 Six
                                               Months          Year           Year           Year          Year           Year
                                                Ended          Ended          Ended          Ended         Ended          Ended
                                              April 30,     October 31,    October 31,    October 31,   October 31,    October 31,
                                                2003           2002           2001           2000          1999           1998
                                             (Unaudited)

Net Asset Value, Beginning of Period           $  12.06      $ 12.14        $ 11.45        $ 11.11       $ 12.04        $ 11.72

Investment Activities:
     Net investment income                         0.19         0.41           0.50           0.51          0.49           0.51
     Net realized and unrealized gain
       (loss) on investments                       0.20         0.14           0.69           0.34         (0.75)          0.42

         Total from Investment Activities          0.39         0.55           1.19           0.85         (0.26)          0.93

Distributions
     Net investment income                        (0.19)       (0.40)         (0.50)         (0.51)        (0.49)         (0.51)
     Net realized gains                           (0.08)       (0.23)            --             --         (0.10)         (0.10)
     In excess of net realized gains                 --           --             --             --         (0.08)            --

         Total Distributions                      (0.27)       (0.63)         (0.50)         (0.51)        (0.67)         (0.61)

Net Asset Value, End of Period                 $  12.18      $ 12.06        $ 12.14        $ 11.45       $ 11.11        $ 12.04

Total Return (excludes sales charge)               3.34%<F2>    4.77%         10.55%          7.84%        (2.29)%         8.18%

Ratios/Supplemental Data:
Net Assets at end of period (000)              $211,233      $74,453        $74,705        $64,414       $74,984        $82,704
Ratio of expenses to
   average net assets                              1.52%<F3>    1.11%          1.03%          0.94%         0.92%          0.91%
Ratio of net investment income
   to average net assets                           4.44%<F3>    3.47%          4.15%          4.52%         4.20%          4.31%
Ratio of expenses to
   average net assets<F1>                          <F4>         <F4>           1.11%          1.15%         1.14%          1.13%
Ratio of net investment income
   to average net assets<F1>                       <F4>         <F4>           4.07%          4.31%         3.98%          4.09%
Portfolio turnover <F4>                              24%          83%            96%            69%          112%            95%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> There were no fee reductions during the period.



                      See notes to financial statements.

                                                 Notes to Financial Statements
The Victory Portfolios                                          April 30, 2003
                                                                   (Unaudited)

1.   Organization:

     The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) and a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 23 active funds. The accompanying financial statements are those of the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Balanced Fund, Convertible Fund, Real Estate Fund, Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund and the Ohio Municipal Bond Fund (collectively, the "Funds").

     The Convertible Fund, Intermediate Income Fund, National Municipal Bond Fund, New York Municipal Bond Fund, and the Ohio Municipal Bond Fund are authorized to issue one class of shares: Class A Shares. The Stock Index Fund and the International Fund are authorized to issue two classes of shares: Class A Shares and Class R Shares (known as the Class G Shares prior to January 1, 2003). The Value Fund, Diversified Stock Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Balanced Fund, Real Estate Fund, and the Fund for Income are authorized to issue three classes of shares: Class A Shares, Class C Shares and Class R Shares (known as the Class G Shares prior to January 1, 2003). Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

     The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Diversified Stock Fund and the Growth Fund seek to provide long term growth of capital. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index(R). The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The Small Company Opportunity Fund seeks to provide capital appreciation. The International Fund seeks to provide capital growth consistent with reasonable investment risk. The Balanced Fund seeks to provide income and long-term growth of capital. The Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Real Estate Fund seeks to provide total return through investments in real estate-related securities. The Intermediate Income Fund seeks to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The New York Municipal Bond Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

2.   Reorganizations:

     On December 2, 2002, the Board of Trustees of the Trust approved the conversion and transfer of all the assets and liabilities represented by Class B Shares into additional Class A Shares for the Diversified Stock Fund. This transfer was completed on December 13, 2002. The Board of Trustees also approved the redesignation of the Class G Shares as Class R Shares for the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Balanced Fund, Real Estate Fund, and the Fund for Income. This redesignation was effective January 1, 2003. Additionally, the Board of Trustees of the Trust also approved the conversion and transfer of all the assets and liabilities represented by Class G Shares into Class A Shares for the Convertible Fund, the Intermediate Income Fund, the National Municipal Bond Fund, the New York Municipal Bond Fund, and the Ohio Municipal Bond Fund. This transfer was completed on January 17, 2003.

3.   Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     Investments of the Funds are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing prices if the principal market is an exchange) in which such securities are normally traded or on the basis of valuation procedures approved by the Board of Trustees. Debt securities of U.S. issuers, including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost or cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

                                  Continued

The Victory Portfolios                                          April 30, 2003
                                                                   (Unaudited)

     Securities Transactions and Related Income:

     Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date, net of any applicable foreign taxes withheld. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     Foreign Currency Translation:

     The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Balanced Fund and the International Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Trust isolates that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

     Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

     Repurchase Agreements:

     Each Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Fund's investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller under a repurchase agreement is required to maintain the collateral held pursuant to the agreement valued at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Forward Currency Contracts:

     The Balanced Fund and International Fund may enter into forward currency exchange contracts. A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

     Futures Contracts:

     The Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, and the Balanced Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

                                  Continued

The Victory Portfolios                                          April 30, 2003
                                                                   (Unaudited)

     Securities Purchased on a When-Issued Basis:

     All Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities.

     Securities Lending:

     The Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Balanced Fund and the Intermediate Income Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Trustees. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. KeyBank National Association ("KeyBank"), an affiliate of the Adviser, serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which they received a fee. Under guidelines established by the Board of Trustees, the Fund must maintain loan collateral with KeyBank at all times in an amount equal to at least 102% of the prior day's market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time. The following Funds loaned securities and held collateral with the following market values as of April 30, 2003 (amounts in thousands):

                                            Market Value        Market Value
                                        of Loaned Securities    of Collateral

     Value Fund                              $ 54,344            $ 55,219
     Diversified Stock Fund                   242,298             249,010
     Growth Fund                               68,182              69,264
     Established Value Fund                    47,624              48,318
     Special Value Fund                        37,166              37,711
     Small Company Opportunity Fund            19,926              20,110
     Balanced Fund                             23,032              23,487
     Intermediate Income Fund                  68,392              69,809

     As of April 30, 2003, each Fund's loaned securities were fully collateralized by cash, which was reinvested in repurchase agreements and unaffiliated money market funds.

     Dividends to Shareholders:

     Dividends from net investment income are declared and paid quarterly for the Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Convertible Fund, and the Real Estate Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, Intermediate Income Fund, Fund for Income, National Municipal Bond Fund, New York Municipal Bond Fund, and the Ohio Municipal Bond Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

     The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund are reclassified as an offset to capital in the accompanying statements of assets and liabilities.

                                  Continued

The Victory Portfolios                                          April 30, 2003
                                                                   (Unaudited)

     Federal Income Taxes:

     It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     Other:

     Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or other appropriate basis. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply. In addition, each share class will pay the expenses directly attributable to that share class.

4.   Purchases and Sales of Securities:

     Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2003 were as follows (amounts in thousands):

                                                      Purchases        Sales

     Value Fund                                       $165,759        $277,404
     Diversified Stock Fund                            371,864         561,532
     Stock Index Fund                                    1,944         236,455
     Growth Fund                                        46,254          57,859
     Established Value Fund                             78,685         102,256
     Special Value Fund                                 43,206          96,581
     Small Company Opportunity Fund                     30,127          37,644
     International Fund                                  2,764          14,339
     Balanced Fund                                     110,568         274,181
     Convertible Fund                                   22,334          20,927
     Real Estate Fund                                   11,875          16,174
     Intermediate Income Fund                          321,425         403,275
     Fund for Income                                    93,862         118,937
     National Municipal Bond Fund                       43,249          42,712
     New York Municipal Bond Fund                           --           2,037
     Ohio Municipal Bond Fund                           53,677          46,578

5.   Related Party Transactions:

     Investment advisory services are provided to all the Funds by Victory Capital Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyCorp. Templeton Investment Counsel LLC serves as a sub-adviser for the International Fund. Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The Adviser, and not the Trust, pays sub-advisory fees as applicable. KeyBank National Association, serving as custodian for all of the Funds, receives custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

     Under the terms of the Investment Advisory Agreement, the investment advisory fees of the Value Fund, Growth Fund and Special Value Fund are computed at the annual rate of 0.75% of the Fund's average daily net assets up to $400 million, 0.65% of the Fund's average daily net assets between $400 million and $800 million, and 0.60% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Diversified Stock Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $800 million and 0.60% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Stock Index Fund are computed at the annual rate of 0.50% of the Fund's average daily net assets up to $400 million, 0.45% of the Fund's average daily net assets between $400 million and $800 million, and 0.40% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Established Value Fund and the Small Company Opportunity Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $100 million, 0.55% of the Fund's average daily net assets between $100 million and $200 million, and 0.45% of the Fund's average daily net assets greater than $200 million; the investment advisory fees of the Balanced Fund are computed at the annual rate of 0.70% of the Fund's average daily net assets up to $400 million, 0.60% of the Fund's average daily net assets between $400 million and $800 million, and 0.55% of the Fund's average daily net assets greater than $800 million.

     BISYS Fund Services, Inc. (the "Administrator"), an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), serves as the administrator to the Trust. Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Trust for serving as officers.

     Under the terms of the Administration Agreement, the Administrator's fee is computed at the annual rate of 0.14% of the Trust's average daily net assets up to $8 billion, 0.10% of the Trust's average daily net assets between $8 billion and $25 billion, and 0.08% of the Trust's average daily net assets greater than $25 billion. Under a Sub-Administration Agreement, BISYS pays the Adviser a fee of up to 0.03% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds.

                                  Continued

The Victory Portfolios                                          April 30, 2003
                                                                   (Unaudited)

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of BISYS, serves the Trust as Fund Accountant and Transfer Agent for the Funds. Under the terms of the Fund Accounting and Transfer Agency Agreements, BISYS Ohio is entitled to receive fees and reimbursement of out-of-pocket expenses incurred in providing fund accounting and transfer agent services.

     BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of BISYS, serves as distributor for the shares of the Trust.

     Pursuant to the Trust's 12b-1 Plan, the Distributor may also receive a monthly service fee at an annual rate of up to 0.25% of the average daily net assets of the Class R Shares of the Funds, and 1.00% of the average daily net assets of the Class C Shares of the Fund. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. The Distributor may also receive a fee for general distribution services and for its assistance in selling Class R Shares of the Funds. This fee is computed and paid at an annual rate of 0.25% of the average daily net assets of the Class R Shares of the Value Fund, Diversified Stock Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, International Fund, Balanced Fund, Convertible Fund, and the Real Estate Fund.

     The Distributor or financial institutions (directly or through the Distributors) may receive from Class A Shares of each Fund except the Stock Index Fund, pursuant to a Shareholder Servicing Plan, a fee of up to 0.25% of the average daily net assets of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Advisor.

     In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the six months ended April 30, 2003, the Distributor received approximately $429,000 from commissions earned on sales of the Class A Shares of the Funds, a portion of which the Distributor reallowed to dealers of the Funds' shares including approximately $44,000 to affiliates of the Funds.

     Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

     Additional information regarding related party transactions is as follows for the period ended April 30, 2003:

                                             Investment         Administration
                                            Advisory Fees            Fees

                                      Percentage
                                      of Average    Voluntary      Voluntary
                                         Daily         Fee            Fee
                                      Net Assets   Reductions     Reductions
                                                      (000)          (000)

     Value Fund                          0.75%           --            --
     Diversified Stock Fund              0.64%           --            --
     Stock Index Fund                    0.50%         $ 23          $118
     Growth Fund                         0.75%           --            --
     Established Value Fund              0.56%           --            52
     Special Value Fund                  0.75%           --            --
     Small Company Opportunity Fund      0.64%           31            19
     International Fund                  1.10%           15            --
     Balanced Fund                       0.70%           --            15
     Convertible Fund                    0.75%           --            --
     Real Estate Fund                    0.80%           21            --
     Intermediate Income Fund            0.75%          189            --
     Fund for Income                     0.50%           --            --
     National Municipal Bond Fund        0.55%           41            --
     New York Municipal Bond Fund        0.55%           16             7
     Ohio Municipal Bond Fund            0.60%           --            --

                                  Continued

The Victory Portfolios                                          April 30, 2003
                                                                   (Unaudited)

6.   Capital Share Transactions:

     Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):



                                                    Value                 Diversified
                                                     Fund                  Stock Fund

                                             Six                       Six
                                             Months       Year         Months      Year
                                             Ended        Ended        Ended       Ended
                                           April 30,    October 31,  April 30,   October 31,
                                             2003         2002         2003        2002

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued         $   33,076      $  78,985  $ 141,947     $ 363,567
     Proceeds from shares
       exchanged from Class B                    --             --     37,579            --
     Dividends reinvested                     1,307         43,639      3,230        28,889
     Cost of shares redeemed               (145,851)      (136,123)  (343,821)     (253,038)

     Total                               $ (111,468)     $ (13,499) $(161,065)    $ 139,418

     Class B Shares:
     Proceeds from shares issued         $       --      $      --  $      --     $      51
     Dividends reinvested                        --             --         --         1,652
     Cost of shares redeemed                     --             --       (649)       (8,766)
     Cost of shares exchanged
       to Class A                                --             --    (37,579)           --

     Total                               $       --      $      --  $ (38,228)    $  (7,063)

     Class C Shares: <F1>
     Proceeds from shares issued         $        3      $      --  $   3,572     $   2,572
     Dividends reinvested                        --<F2>         --          3             1
     Cost of shares redeemed                     --             --       (386)          (37)

     Total                               $        3      $      --  $   3,189     $   2,536

     Class R Shares:
     Proceeds from shares issued         $    2,028      $  16,609  $  18,912     $ 101,795
     Dividends reinvested                        46            533        374         4,132
     Cost of shares redeemed                 (3,138)        (7,907)   (17,499)      (44,692)

     Total                               $   (1,064)     $   9,235  $   1,787     $  61,235

     Share Transactions:
     Class A Shares:
     Issued                                   3,420          6,998     12,754        27,177
     Issued in connection with
       exchange from Class B                     --             --      3,340            --
     Reinvested                                 137          3,513        292         2,065
     Redeemed                               (15,278)       (12,318)   (30,862)      (20,648)

     Total                                  (11,721)        (1,807)   (14,476)        8,594

     Class B Shares:
     Issued                                      --             --         --             3
     Reinvested                                  --             --         --           122
     Redeemed                                    --             --        (61)         (754)
     Redeemed in connection
       with exchange to Class A                  --             --     (3,556)

     Total                                       --             --     (3,617)         (629)

     Class C Shares: <F1>
     Issued                                      --<F2>         --        325           205
     Reinvested                                  --<F2>         --         --<F2>        --<F2>
     Redeemed                                    --             --        (35)           (4)

     Total                                       --             --        290           201

     Class R Shares:
     Issued                                     212          1,515      1,699         7,606
     Reinvested                                   5             43         34           291
     Redeemed                                  (328)          (825)    (1,600)       (3,708)

     Total                                     (111)           733        133         4,189


     <F1> Class C Shares commenced operations on March 1, 2003, except the
          Class C Shares of the Diversified Stock Fund, which commenced operations on March 1, 2002.

     <F2> Rounds to less than 1,000.






                                                Stock                   Growth                  Established
                                             Index Fund                  Fund                   Value Fund

                                         Six                       Six                       Six
                                        Months       Year          Months      Year         Months       Year
                                        Ended        Ended         Ended       Ended        Ended        Ended
                                      April 30,   October 31,    April 30,  October 31,   April 30,   October 31,
                                        2003         2002          2003        2002         2003         2002

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued     $  22,895     $  50,456     $ 30,981     $ 55,212    $ 12,364      $ 29,071
     Proceeds from shares
       exchanged from Class B               --            --           --           --          --            --
     Dividends reinvested                  959        45,178          381        1,711          82         6,953
     Cost of shares redeemed          (282,667)     (155,283)     (48,651)     (81,907)    (30,374)      (22,787)

     Total                           $(258,813)    $ (59,649)    $(17,289)    $(24,984)   $(17,928      $ 13,237

     Class B Shares:
     Proceeds from shares issued     $      --     $      --     $     --     $     --    $     --      $     --
     Dividends reinvested                   --            --           --           --          --            --
     Cost of shares redeemed                --            --           --           --          --            --
     Cost of shares exchanged
       to Class A                           --            --           --           --          --            --

     Total                           $      --     $      --     $     --     $     --    $     --      $     --

     Class C Shares: <F1>
     Proceeds from shares issued     $      --     $      --     $      1     $     --    $     24      $     --
     Dividends reinvested                   --            --           --<F2>       --          --<F2>        --
     Cost of shares redeemed                --            --           --           --          --            --

     Total                           $      --     $      --     $      1     $     --    $     24      $     --

     Class R Shares:
     Proceeds from shares issued     $   2,799     $   5,780     $    593     $  3,937    $  6,492      $ 34,782
     Dividends reinvested                  122         2,217            6           31         587        56,460
     Cost of shares redeemed            (3,218)       (7,970)      (1,647)      (2,462)    (17,429)      (88,028)

     Total                           $    (297)    $      27     $ (1,048)    $  1,506    $(10,350)     $  3,214

     Share Transactions:
     Class A Shares:
     Issued                              1,732         3,188        2,231        3,335         580         1,188
     Issued in connection with
       exchange from Class B                --            --           --           --
     Reinvested                             73         2,693           27           94           4           307
     Redeemed                          (21,659)      (10,601)      (3,494)      (5,001)     (1,425)         (975)

     Total                             (19,854)       (4,720)      (1,236)      (1,572)       (841)          520

     Class B Shares:
     Issued                                 --            --           --           --          --            --
     Reinvested                             --            --           --           --          --            --
     Redeemed                               --            --           --           --          --            --
     Redeemed in connection
       with exchange to Class A             --            --           --           --          --            --

     Total                                  --            --           --           --          --            --

     Class C Shares: <F1>
     Issued                                 --            --           --<F2>       --           1            --
     Reinvested                             --            --           --<F2>       --          --<F2>        --
     Redeemed                               --            --           --           --          --            --

     Total                                  --            --           --           --           1            --

     Class R Shares:
     Issued                                211           374           43          229         308         1,426
     Reinvested                             10           132           --<F2>        2          28         2,499
     Redeemed                             (247)         (521)        (120)        (153)       (824)       (3,570)

     Total                                 (26)          (15)         (77)          78        (488)          355


     <F1> Class C Shares commenced operations on March 1, 2003, except the
          Class C Shares of the Diversified Stock Fund, which commenced operations on March 1, 2002.

     <F2> Rounds to less than 1,000.



                                  Continued

The Victory Portfolios                                          April 30, 2003
(Unaudited)



                                                    Special Value                 Small Company                International
                                                        Fund                    Opportunity Fund                   Fund

                                                 Six                          Six                           Six
                                                Months         Year          Months          Year          Months         Year
                                                 Ended         Ended          Ended          Ended          Ended         Ended
                                               April 30,    October 31,     April 30,     October 31,     April 30,    October 31,
                                                 2003          2002           2003           2002           2003          2002

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued              $  74,422      $ 217,702      $  7,974       $  45,795      $ 21,169      $ 136,241
     Dividends reinvested                           313         18,450            30           1,815            --             --
     Cost of shares redeemed                   (128,691)      (204,377)      (17,652)        (35,191)      (32,756)      (153,851)

     Total                                    $ (53,956)     $  31,775      $ (9,648)      $  12,419      $(11,587)     $ (17,610)

     Class C Shares: <F1>
     Proceeds from shares issued              $      15      $      --      $      1       $      --      $     --      $      --
     Dividends reinvested                            --<F2>         --            --<F2>          --            --             --
     Cost of shares redeemed                         --             --            --              --            --             --

     Total                                    $      15      $      --      $      1       $      --      $     --      $      --

     Class R Shares:
     Proceeds from shares issued              $     467      $   1,611      $  4,486       $  95,994      $    892      $  29,737
     Dividends reinvested                             2             73            61           6,676            --             --
     Cost of shares redeemed                       (458)          (465)       (6,126)       (107,554)         (683)       (37,172)

     Total                                    $      11      $   1,219      $ (1,579)      $  (4,884)     $    209      $  (7,435)

     Share Transactions:
     Class A Shares:
     Issued                                       6,440         17,138           379           1,977         3,030         15,670
     Reinvested                                      27          1,508             2              84            --             --
     Redeemed                                   (11,101)       (16,306)         (831)         (1,560)       (4,749)       (17,708)

     Total                                       (4,634)         2,340          (450)            501        (1,719)        (2,038)

     Class C Shares: <F1>
     Issued                                           1             --            --<F2>          --            --             --
     Reinvested                                      --<F2>         --            --<F2>          --            --             --
     Redeemed                                        --             --            --              --            --             --

     Total                                            1             --            --              --            --             --

     Class R Shares:
     Issued                                          40            126           213           4,243           131          3,449
     Reinvested                                       1              6             3             311            --             --
     Redeemed                                       (41)           (39)         (293)         (4,750)          (99)        (4,302)

     Total                                           --             93           (77)           (196)           32           (853)


     <F1> Class C Shares commenced operations on March 1, 2003.

     <F2> Rounds to less than 1,000.



                                  Continued

The Victory Portfolios                                          April 30, 2003
(Unaudited)



                                                     Balanced                     Convertible                   Real Estate
                                                       Fund                          Fund                          Fund

                                                 Six                          Six                           Six
                                               Months         Year          Months          Year          Months         Year
                                                Ended         Ended          Ended          Ended          Ended         Ended
                                              April 30,    October 31,     April 30,     October 31,     April 30,    October 31,
                                                2003          2002           2003           2002           2003          2002

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued             $  28,410      $  48,734      $ 21,930       $ 17,642       $ 13,558      $ 20,798
     Proceeds from shares
       exchanged from Class R <F1>                  --             --         1,777             --             --            --
     Dividends reinvested                        2,408         27,613           581          1,468            141           259
     Cost of shares redeemed                  (201,179)      (106,856)      (15,515)       (27,437)       (18,160)      (12,947)
     Redeemed adjustment                            --             --            --             --             --            --

     Total                                   $(170,361)     $ (30,509)     $  8,773       $ (8,327)      $ (4,461)     $  8,110

     Class C Shares: <F2>
     Proceeds from shares issued             $       1      $      --      $     --       $     --       $     28      $    270
     Dividends reinvested                           --<F3>         --            --             --              1            --<F3>
     Cost of shares redeemed                        --             --            --             --            (10)           (1)

     Total                                   $       1      $      --      $     --       $     --       $     19           269

     Class R Shares: <F1>
     Proceeds from shares issued             $   1,470      $   2,963      $    221       $  1,061       $    571      $  4,099
     Dividends reinvested                           42            185            10             37             97            65
     Cost of shares redeemed                    (1,025)        (1,309)          (50)        (1,767)          (249)         (475)
     Cost of shares exchanged to Class A            --             --        (1,777)            --             --            --

     Total                                   $     487      $   1,839      $ (1,596)      $   (669)      $    419      $  3,689

     Share Transactions:
     Class A Shares:
     Issued                                      2,764          4,136         2,088          1,596          1,108         1,612
     Issued in connection with
       exchange from Class R <F1>                   --             --           168             --             --            --
     Reinvested                                    230          2,344            56            135             11            20
     Redeemed                                  (19,272)        (9,280)       (1,495)        (2,548)        (1,485)       (1,013)

     Total                                     (16,278)        (2,800)          817           (817)          (366)          619

     Class C Shares: <F2>
     Issued                                         --<F3>         --            --             --              3            20
     Reinvested                                     --<F3>         --            --             --             --            --<F3>
     Redeemed                                       --             --            --             --             (1)           --<F3>

     Total                                          --             --            --             --              2            20

     Class R Shares: <F1>
     Issued                                        140            263            21             94             46           317
     Reinvested                                      4             16             1              3              8             5
     Redeemed                                      (98)          (120)           (4)          (155)           (20)          (38)
     Redeemed in connection
       with exchange to Class A                     --             --          (168)            --             --            --

     Total                                          46            159          (150)           (58)            34           284


     <F1> Effective January 1, 2003, Class G Shares of the Balanced Fund and
          the Real Estate Fund were redesignated as Class R Shares. Capital share activity relating to the Convertible Fund is for the Class G Shares of that Fund, which exchanged into Class A Shares, effective January 17, 2003.

     <F2> Class C Shares commenced operations on March 1, 2003, except the
          Class C Shares of the Real Estate Fund, which commenced operations on March 1, 2002.

     <F3> Rounds to less than 1,000.



                                  Continued

The Victory Portfolios                                          April 30, 2003
                                                                   (Unaudited)



                                                                                Intermediate                   Fund for
                                                                                 Income Fund                    Income

                                                                             Six                           Six
                                                                           Months          Year          Months         Year
                                                                            Ended          Ended          Ended         Ended
                                                                          April 30,     October 31,     April 30,    October 31,
                                                                            2003           2002           2003          2002

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued                                         $  42,022       $ 126,373     $  86,340       $126,084
     Proceeds from shares
       exchanged from Class R <F1>                                           3,448              --            --             --
     Dividends reinvested                                                    3,674           9,794         2,733          7,352
     Cost of shares redeemed                                              (139,436)       (134,137)     (118,850)       (85,098)

     Total                                                               $ (90,292)      $   2,030     $ (29,777)      $ 48,338

     Class C Shares:
     Proceeds from shares issued                                         $      --       $      --     $   9,150       $  1,208
     Dividends reinvested                                                       --              --            88              7
     Cost of shares redeemed                                                    --              --          (196)           (62)

     Total                                                               $      --       $      --     $   9,042       $  1,153

     Class R Shares: <F1>
     Proceeds from shares issued                                         $     859       $   4,584     $  52,967       $186,565
     Dividends reinvested                                                       20              85         7,626         12,364
     Cost of shares redeemed                                                  (341)         (3,699)      (64,441)       (96,963)
     Cost of shares exchanged to Class A                                    (3,448)             --            --             --

     Total                                                               $  (2,910)      $     970     $  (3,848)      $101,966

     Share Transactions:
     Class A Shares:
     Issued                                                                  4,530          12,878         6,456          9,498
     Issued in connection with
       exchange from Class R <F1>                                              344              --            --             --
     Reinvested                                                                367           1,001           205            556
     Redeemed                                                              (14,239)        (13,658)       (8,889)        (6,410)

     Total                                                                  (8,998)            221        (2,228)         3,644

     Class C Shares:
     Issued                                                                     --              --           685             91
     Reinvested                                                                 --              --             7             --<F2>
     Redeemed                                                                   --              --           (15)            (5)

     Total                                                                      --              --           677             86

     Class R Shares: <F1>
     Issued                                                                     86             468         3,957         14,023
     Reinvested                                                                  2               9           573            934
     Redeemed                                                                  (34)           (380)       (4,819)        (7,335)
     Redeemed in connection with
       exchange to Class A                                                    (345)             --            --

     Total                                                                    (291)             97          (289)         7,622


     <F1> Effective January 1, 2003, Class G Shares of the Fund for Income
          were redesignated as Class R Shares. Capital share activity relating to the Intermediate Income Fund is for the Class G Shares of that Fund, which exchanged into Class A Shares, effective January 17, 2003.

     <F2> Rounds to less than 1,000.



                                  Continued

The Victory Portfolios                                          April 30, 2003
                                                                   (Unaudited)



                                                  National Municipal            New York Municipal            Ohio Municipal
                                                       Bond Fund                     Bond Fund                   Bond Fund

                                                  Six                           Six                         Six
                                                Months          Year          Months         Year         Months          Year
                                                 Ended          Ended          Ended         Ended         Ended          Ended
                                               April 30,     October 31,     April 30,    October 31,    April 30,     October 31,
                                                 2003           2002           2003          2002          2003           2002

     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued               $ 18,859        $ 48,749       $ 5,861        $ 4,409    $   9,434        $ 12,354
     Proceeds from shares
       exchanged from Class G <F1>               19,548              --         4,634             --      137,846              --
     Dividends reinvested                         1,141           2,474           179            311        1,349             818
     Cost of shares redeemed                    (18,886)        (39,767)       (7,600)        (3,077)     (14,172)        (12,861)

     Total                                     $ 20,662        $ 11,456       $ 3,074        $ 1,643    $ 134,457            $311

     Class G Shares:
     Proceeds from shares issued               $  6,337        $  9,445       $   157        $ 2,259    $   4,222        $ 34,205
     Dividends reinvested                           205             486            22            173        1,288           4,754
     Cost of shares redeemed                       (908)         (4,629)       (1,255)        (1,621)      (5,799)        (18,339)
     Cost of shares exchanged to Class A <F1>   (19,548)             --        (4,634)            --     (137,846)             --

     Total                                     $(13,914)       $  5,302       $(5,710)       $   811    $(138,135)       $ 20,620

     Share Transactions:
     Class A Shares:
     Issued                                       1,726           4,548           453            347          783           1,041
     Issued in connection with
       exchange from Class G                      1,796              --           358             --       11,451              --
     Reinvested                                     105             231            14             25          111              69
     Redeemed                                    (1,730)         (3,700)         (585)          (243)      (1,174)         (1,090)

     Total                                        1,897           1,079           240            129       11,171              20

     Class G Shares:
     Issued                                         581             874            12            179          353           2,889
     Reinvested                                      19              45             2             14          108             402
     Redeemed                                       (83)           (423)          (98)          (131)        (484)         (1,548)
     Redeemed in connection with
       exchange to Class A                       (1,795)             --          (360)            --      (11,469)             --

     Total                                       (1,278)            496          (444)            62      (11,492)          1,743


     <F1> Class G Shares were exchanged into Class A Shares effective January
          17, 2003.



7.   Concentration of Credit Risk:

     The New York Municipal Bond Fund and Ohio Municipal Bond Fund invest primarily in municipal debt obligations issued by the respective states and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. These Funds are more susceptible to economic and political factors which might adversely affect municipalities and companies within those states than are other types of funds which are not geographically concentrated to the same extent.

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                                     110

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                                     111

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                                     112

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

                                                         PRSRT STD
                                                       U.S. POSTAGE
                                                           PAID
                                                       Cleveland, OH
                                                      Permit No. 1535

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

      o Detailed performance records

      o Up to the minute share prices

      o The latest fund news

      o Investment resources to help you become a better investor

      o A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Victory Funds
LOGO (R)

Visit our web site at:                  Call Victory at:
VictoryConnect.com                      800-539-FUND (800-539-3863)

                                                             1VF-SEMI-AR  6/03

                                     PART C

                                OTHER INFORMATION

Item 15. INDEMNIFICATION

All officers, directors, employees and agents of the Registrant are to be indemnified to the fullest extent permitted by law for any liabilities of any nature whatsoever incurred in connection with the affairs of the Registrant, except in cases where willful misfeasance, bad faith, gross negligence or reckless disregard of duties to the Registrant are established. See Article 5.1 of the By-Laws of the Registrant, filed as Exhibit 2(a) to the Registration Statement, which is incorporated herein by reference, for a more complete description of matters relating to indemnification.

Item 16. EXHIBITS The following exhibits are incorporated by reference to the previously filed document indicated below, except Exhibits 12(a), 14(a) and 14(b):

     (1) Copies of the charter of the Registrant as now in effect;

          (a) Restated Articles of Incorporation (Previously filed with Post-Effective Amendment No. 27 to Registration Statement on Form N-1A on December 29, 1995)

          (b) Articles Supplementary dated October 24, 1990 (Previously filed with Post-Effective Amendment No. 27 to Registration Statement on Form N-1A on December 29, 1995)

          (c) Articles Supplementary dated October 16, 1993 (Previously filed with Post-Effective Amendment No. 27 to Registration Statement on Form N-1A on December 29, 1995)

          (d) Articles Supplementary dated February 16, 1994 (Previously filed with Post-Effective Amendment No. 27 to Registration Statement on Form N-1A on December 29, 1995)

          (e) Articles Supplementary dated January 6, 1995 (Previously filed with Post-Effective Amendment No. 27 to Registration Statement on Form N-1A on December 29, 1995)

          (f) Articles Supplementary dated April 13, 1995 (Previously filed with Post-Effective Amendment No. 26 to Registration Statement on Form N-1A on April 28, 1995)

          (g) Articles of Amendment dated April 17, 1995 (Previously filed with Post-Effective Amendment No. 26 to Registration Statement on Form N-1A on April 28, 1995)

          (h) Articles Supplementary dated October 25, 1995 (Previously filed with Post-Effective Amendment No. 27 to Registration Statement on Form N-1A on December 29, 1995)

          (i) Articles Supplementary dated December 27, 1996 (Previously filed with Post-Effective Amendment No. 29 to Registration Statement on Form N-1A on December 31, 1996)

          (j) Articles Supplementary dated April 10, 1997 (Previously filed with Post-Effective Amendment No. 31 to Registration Statement on Form N-1A on October 29, 1998)

          (k) Articles of Amendment dated December 23, 1998 (Previously filed with Post-Effective Amendment No. 32 to Registration Statement on Form N-1A on December 29, 1998)

          (l) Articles Supplementary dated December 23, 1998 (Previously filed with Post-Effective Amendment No. 32 to Registration Statement on Form N-1A on December 29, 1998)

          (m) Articles Supplementary dated December 27, 2001 (Previously filed with Post-Effective Amendment No. 36 to Registration Statement on Form N-1A on December 27, 2002)

     (2) Copies of the existing by-laws or corresponding instruments of the Registrant;

          (a) Amended and Restated By-Laws of Templeton Funds, Inc. dated October 11, 2002 (Previously filed with Post-Effective Amendment No. 36 to Registration Statement on Form N-1A on December 27,
              2002)

     (3) Copies of any voting trust agreement affecting more than five percent of any class of equity securities of the Registrant;

          Not Applicable.

     (4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

          (a) Form of Agreement and Plan of Reorganization (included in Part A)

     (5) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

          Not Applicable.

     (6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

          (a) Investment Management Agreement between Registrant on behalf of Templeton World Fund and Templeton Global Advisors Limited Amended and Restated December 6, 1994 (Previously filed with Post-Effective Amendment No. 26 to Registration Statement on Form N-1A on April 28, 1995)

          (b) Investment Management Agreement between Registrant on behalf of Templeton Foreign Fund and Templeton Global Advisors Limited Amended and Restated December 6, 1994 (Previously filed with Post-Effective Amendment No. 26 to Registration Statement on Form N-1A on April 28, 1995)

     (7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

          (a) Amended and Restated Distribution Agreement between Registrant and Franklin Templeton Distributors, Inc., dated April 1, 1999
              (Previously  filed  with  Post-Effective   Amendment  No.  34  to
              Registration Statement on Form N-1A on December 29, 2000)

          (b) Form of Dealer Agreement between Registrant and Franklin Templeton Distributors, Inc. and Securities Dealers (Previously filed with Post-Effective Amendment No. 31 to Registration Statement on Form N-1A on October 29, 1998)

          (c) Amendment of Dealer Agreement dated May 15, 1998 (Previously filed with Post-Effective Amendment No. 31 to Registration Statement on Form N-1A on October 29, 1998)

     (8) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

          Not Applicable.

     (9) Copies of all custodian agreements and depository contracts under
Section 17(f) of the 1940 Act for securities and similar investments of the Registrant, including the schedule of remuneration;

          (a) Restated Custody Agreement between Registrant on behalf of Templeton World Fund and JPMorgan Chase Bank dated February 11, 1986 (Previously filed with Post-Effective Amendment No. 27 to Registration Statement on Form N-1A on December 29, 1995)

          (b) Restated Custody Agreement between Registrant on behalf of Templeton Foreign Fund and JPMorgan Chase Bank dated February 11, 1986 (Previously filed with Post-Effective Amendment No. 27 to Registration Statement on Form N-1A on December 29, 1995)

          (c) Amendment dated March 3, 1998 to the Custody Agreement (Previously filed with Post-Effective Amendment No. 31 to Registration Statement on Form N-1A on October 29, 1998)

          (d) Amendment No. 2 dated July 23, 1998 to the Custody Agreement (Previously filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on October 29, 1998)

          (e) Amendment No. 3 dated May 1, 2001 (Previously filed with Post-Effective Amendment No. 36 to Registration Statement on Form N-1A on December 27, 2002)

     (10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant's trustees describing any action taken to revoke the plan;

          (a) Templeton World Fund Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1995 (Previously filed with Post-Effective Amendment No. 26 to Registration Statement on Form N-1A on April 28, 1995)

          (b) Templeton World Fund Class C Distribution Plan pursuant to Rule 12b-1 dated May 1, 1995 (Previously filed with Post-Effective Amendment No. 26 to Registration Statement on Form N-1A on April 28, 1995)

          (c) Templeton Foreign Fund Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1995 (Previously filed with Post-Effective Amendment No. 26 to Registration Statement on Form N-1A on April 28, 1995)

          (d) Templeton Foreign Fund Class C Distribution Plan pursuant to Rule 12b-1 dated May 1, 1995 (Previously filed with Post-Effective Amendment No. 26 to Registration Statement on Form N-1A on April 28, 1995)

          (e) Templeton World Fund and Templeton Foreign Fund Class B Distribution Plan pursuant to Rule 12b-1 dated October 17, 1998 (Previously filed with Post-Effective Amendment No. 33 to Registration Statement on Form N-1A on December 29, 1999)

          (f) Templeton Foreign Fund Class R Distribution Plan pursuant to Rule 12b-1 dated January 1, 2002 (Previously filed with Post-Effective Amendment No. 36 to Registration Statement on Form N-1A on December 27, 2002)

          (g) Multiple Class Plan - Templeton  World Fund dated October 17, 1998
              (Previously  filed  with  Post-Effective   Amendment  No.  33  to
              Registration Statement on Form N-1A on December 29, 1999)

          (h) Multiple Class Plan - Templeton Foreign Fund dated January 1, 2002
              (Previously  filed  with  Post-Effective   Amendment  No.  36  to
              Registration Statement on Form N-1A on December 27, 2002)

     (11) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

          (a) Opinion and Consent of Counsel (Previously filed with Post-Effective Amendment No. 36 to Registration Statement on Form N-1A on December 27, 2002)

     (12) An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

          (a) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders

              TO BE FILED BY AMENDMENT

     (13) Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

          (a) Fund Administration Agreement between Registrant and Franklin Templeton Services, LLC dated June 1, 1997 (Previously filed with Post-Effective Amendment No. 30 to Registration Statement on Form N-1A on December 24, 1997)

          (b) Amended and Restated Transfer Agent Agreement between Registrant and Franklin Templeton Investor Services LLC, dated July 1, 1996
              (Previously  filed  with  Post-Effective   Amendment  No.  30  to
              Registration Statement on Form N-1A on December 24, 1997)

          (c) Sub-Transfer Agent Agreement between Registrant, Templeton Funds Trust Company and The Shareholder Services Group, Inc. dated March 1,1992 (Previously filed with Post-Effective Amendment No. 27 to Registration Statement on Form N-1A on December 29, 1995)

          (d) Sub-Accounting Services Agreement between Registrant, Templeton Funds Trust Company, Financial Data Services, Inc., and Merrill
              Lynch,   Pierce,   Fenner  and  Smith  Inc.  dated  May  1,  1991
              (Previously  filed  with  Post-Effective   Amendment  No.  27  to
              Registration Statement on Form N-1A on December 29, 1995)

          (e) Sub-Transfer Agent Agreement between Registrant on behalf of Templeton Foreign Fund and Fidelity Investments Institutional Operations Company dated July 1, 1993 (Previously filed with Post-Effective Amendment No. 27 to Registration Statement on Form N-1A on December 29, 1995)

          (f) Amendment to Fund Administration Agreement dated January 1, 2001
              (Previously  filed  with  Post-Effective   Amendment  No.  36  to
              Registration Statement on Form N-1A on December 27, 2002)

          (g) Amendment to Transfer Agent Agreement dated January 1, 2001
              (Previously  filed  with  Post-Effective   Amendment  No.  36  to
              Registration Statement on Form N-1A on December 27, 2002)

     (14) Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by
Section 7 of the 1933 Act;

          (a) Consent of Independent Auditors
               PricewaterhouseCoopers LLC - Templeton Fund

          (b) Consent of Independent Auditors
               PricewaterhouseCoopers LLC - International Fund

     (15) All financial statements omitted pursuant to Item 14(a)(1);

          Not Applicable.

     (16) Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

          (a) Power of Attorney dated December 3, 2002 (Previously filed with Post-Effective Amendment No. 36 to Registration Statement on Form N-1A on December 27, 2002)

     (17) Any additional exhibits which the Registrant may wish to file.

          (a) Code of Ethics Revised 12/02 (Previously filed with Post-Effective Amendment No. 36 to Registration Statement on Form N-1A on December 27, 2002)

Item 17.  UNDERTAKINGS

          (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registrations statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

          (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16 (12) of Form N-14 within a reasonable time after receipt of such opinion.





                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 8th day of August 2003.

                                                TEMPLETON FUNDS, INC.
                                                  (Registrant)

                                              By:/s/DAVID P. GOSS
                                                 -----------------------------
                                                 David P. Goss, Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



JEFFREY A. EVERETT*                         Chief Executive Officer -
------------------                          Investment Management
Jeffrey A. Everett                          Dated: August 8, 2003


JIMMY D. GAMBILL*                           Chief Executive Officer -
----------------                            Finance and Administration
Jimmy D. Gambill                            Dated: August 8, 2003


BRUCE S. ROSENBERG*                         Chief Financial Officer
------------------                          Dated: August 8, 2003
Bruce S. Rosenberg


HARRIS J. ASHTON*                           Director
----------------                            Dated: August 8, 2003
Harris J. Ashton


NICHOLAS F. BRADY*                          Director
-----------------                           Dated: August 8, 2003
Nicholas F. Brady


S. JOSEPH FORTUNATO*                        Director
---------------------                       Dated: August 8, 2003
S. Joseph Fortunato


ANDREW H. HINES, JR.*                       Director
----------------------                      Dated: August 8, 2003
Andrew H. Hines, Jr.


CHARLES B. JOHNSON*                        Director
--------------------                       Dated: August 8, 2003
Charles B. Johnson


RUPERT H. JOHNSON, JR.*                    Director
-----------------------                    Dated: August 8, 2003
Rupert H. Johnson, Jr.*


BETTY P. KRAHMER*                          Director
----------------                           Dated: August 8, 2003
Betty P. Krahmer


GORDON S. MACKLIN*                         Director
------------------                         Dated: August 8, 2003
Gordon S. Macklin


FRED R. MILLSAPS*                         Director
-----------------                         Dated: August 8, 2003
Fred R. Millsaps



*By:/s/DAVID P. GOSS
   -------------------------------
   David P. Goss, Attorney-in-Fact
  (Pursuant to Power of Attorney previously filed)





                              TEMPLETON FUNDS, INC.
                           N-14 REGISTRATION STATEMENT
                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION                                                LOCATION
------------------------------------------------------------------------------------------------------
EX-99.(1)(a)      Restated Articles of Incorporation                            *

EX-99.(1)(b)      Articles of Amendment dated October 24, 1990                  *

EX-99.(1)(c)      Articles Supplementary dated October 16, 1993                 *

EX-99.(1)(d)      Articles of Amendment dated February 16, 1994                 *

EX-99.(1)(e)      Articles Supplementary dated April 13, 1995                   *

EX-99.(1)(f)      Articles of Amendment dated April 17, 1995                    *

EX-99.(1)(g)      Articles Supplementary dated October 25, 1995                 *

EX-99.(1)(h)      Articles Supplementary dated December 27, 1996                *

EX-99.(1)(i)      Articles Supplementary dated April 10, 1996                   *

EX-99.(1)(j)      Articles of Amendment dated December 23, 1998                 *

EX-99.(1)(k)      Articles Supplementary dated December 23, 1998                *

EX-99.(1)(l)      Articles Supplementary dated December 27, 2001                *

EX-99.(2)(a)      Amended and restated By-Laws dated October 11, 2002           *

EX-99.(6)(a)      Investment Management Agreement between Registrant on         *
                  behalf of Templeton World Fund and Templeton
                  Global Advisors Limited amended and restated
                  December 6, 1994

EX-99.(6)(b)      Investment Management Agreement between Registrant on         *
                  behalf of Templeton Foreign Fund and Templeton
                  Global Advisors Limited amended and restated
                  December 6, 1994

EX-99.(7)(a)      Amended and restated Distribution Agreement dated             *
                  April 1, 1999

EX-99.(7)(b)      Form of Dealer Agreement between Registrant and               *
                  Franklin Templeton Distributors, Inc. and Securities
                  Dealers

EX-99.(7)(c)      Amendment of Dealer Agreement dated May 15, 1998              *

EX-99.(9)(a)      Restated Custody Agreement between Registrant on behalf       *
                  of Templeton World Fund and JPMorgan Chase Bank
                  dated February 11, 1986

EX-99.(9)(b)      Restated Custody Agreement between Registrant on behalf       *
                  of Templeton Foreign Fund and JPMorgan Chase Bank
                  dated February 11, 1986

EX-99.(9)(c)      Amendment dated March 3, 1998 to the Custody Agreement        *

EX-99.(9)(d)      Amendment No. 2 dated July 23, 1998 to the Custody            *
                  Agreement

EX-99.(9)(e)      Amendment No. 3 dated May 1, 2001 to the Custody              *
                  Agreement

EX-99.(10)(a)     Templeton World Fund Plan of Distribution pursuant to         *
                  Rule 12b-1 Plan dated May 1, 1995

EX-99.(10)(b)     Templeton World Fund Class C Plan of Distribution             *
                  pursuant to Rule 12b-1 Plan dated May 1, 1995

EX-99.(10)(c)     Templeton Foreign Fund Plan of Distribution pursuant          *
                  Rule 12b-1 Plan dated May 1, 1995

EX-99.(10)(d)     Templeton Foreign Fund Class C Plan of Distribution           *
                  pursuant to Rule 12b-1 Plan dated May 1, 1995

EX-99.(10)(e)     Templeton World Fund and Templeton Foreign Fund Class B       *
                  Distribution Plan pursuant to Rule 12b-1 dated
                  October 17, 1998

EX-99.(10)(f)     Templeton Foreign Fund Class R Distribution Plan              *
                  pursuant to Rule 12b-1 dated January 1, 2002

EX-99.(10)(g)     Multiple Class Plan - Templeton World Fund dated              *
                  October 17, 1998

EX-99.(10)(h)     Multiple Class Plan - Templeton Foreign Fund dated            *
                  January 1, 2002

EX-99.(11)(a)     Opinion and Consent of Counsel                                *

EX-99.(12)(a)     Form of Opinion and Consent of Counsel Supporting             **
                  Tax Matters and Consequences to Shareholders

EX-99.(13)(a)     Fund Administration Agreement between Registrant and          *
                  Franklin Templeton Services, LLC dated June 1, 1997

EX-99.(13)(b)     Amended and restated Transfer Agent Agreement between         *
                  Registrant and Franklin Templeton Investor Services, LLC
                  dated July 1, 1996

EX-99.(13)(c)     Sub-Transfer Agent Agreement between Registrant,              *
                  Templeton Funds Trust Company and The Shareholder
                  Services Group, Inc. dated March 1, 1992

EX-99.(13)(d)     Sub-Accounting Services Agreement between Registrant,         *
                  Templeton Funds Trust Company, Financial Data Services
                  Inc. and Merrill Lynch, Pierce, Fenner and Smith Inc.
                  dated May 1, 1991

EX-99.(13)(e)     Sub-Transfer Agent Agreement between the Registrant on        *
                  behalf of Templeton Foreign Fund, and Fidelity
                  Investments Institutional Operations Company dated
                  July 1, 1993

EX-99.(13)(f)     Amendment to Fund Administration Agreement dated January      *
                  1, 2001

EX-99.(13)(g)     Amendment to Transfer Agent Agreement dated January 1,        *
                  2001

EX-99.(14)(a)     Consent of Independent Auditors                             Attached
                  PricewaterhouseCoopers LLC - Templeton Fund

EX-99.(14)(a)     Consent of Independent Auditors                             Attached
                  PricewaterhouseCoopers LLC - International Fund

EX-99.(16)(a)     Power of Attorney dated December 3, 2002                      *

EX-99.(17)(a)     Code of Ethics Revised 12/02                                  *



* Incorporated by reference.
** To be filed by amendment.